SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.   20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 30, 1998

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of December 1, 1998, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1998-S31)


              Residential Funding Mortgage Securities I, Inc.
            (Exact name of registrant as specified in its charter)

      DELAWARE                      333-57481            75-2006294
(State or Other Jurisdiction     (Commission           (I.R.S. Employer
of Incorporation)              File Number)            Identification No.)


 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota          55437
 (Address of Principal        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits:

            1. Pooling and Servicing Agreement, dated as of December 1, 1998, among Residential Funding Mortgage Securities I, Inc., as company, Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.


                                     By:
                               Name: Stephen Hynes
                              Title: Vice President


Dated:January 12, 1999

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     RESIDENTIAL FUNDING MORTGAGE
                                     SECURITIES I, INC.


                                 By: /s/ Stephen Hynes
                               Name: Stephen Hynes
                              Title: Vice President


Dated: January 12, 1999

                                   EXHIBITS


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               RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                                   Company,

                       RESIDENTIAL FUNDING CORPORATION,

                               Master Servicer,

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,

                                    Trustee




                        POOLING AND SERVICING AGREEMENT

                         Dated as of December 1, 1998



                      Mortgage Pass-Through Certificates

                                Series 1998-S31



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                               TABLE OF CONTENTS
                                                                          Page

                             ARTICLE IDEFINITIONS

Section 1.01.  Definitions...................................................3
      Accrued Certificate Interest...........................................3
      Adjusted Mortgage Rate.................................................4
      Advance................................................................4
      Affiliate..............................................................4
      Agreement..............................................................4
      Amount Held for Future Distribution....................................4
      Appraised Value........................................................4
      Assignment.............................................................4
      Assignment Agreement...................................................5
      Assignment of Proprietary Lease........................................5
      Available Distribution Amount..........................................5
      Bankruptcy Amount......................................................5
      Bankruptcy Code........................................................6
      Bankruptcy Loss........................................................6
      Book-Entry Certificate.................................................6
      Business Day...........................................................6
      Buydown Funds..........................................................6
      Buydown Mortgage Loan..................................................6
      Cash Liquidation.......................................................7
      Certificate............................................................7
      Certificate Account....................................................7
      Certificate Account Deposit Date.......................................7
      Certificateholder or Holder............................................7
      Certificate Owner......................................................7
      Certificate Principal Balance..........................................7
      Certificate Register and Certificate Registrar.........................8
      Class .................................................................8
      Class A Certificate....................................................8
      Class A-P Collection Shortfall.........................................9
      Class A-P Principal Distribution Amount................................9
      Class B Certificate....................................................9
      Class B Percentage.....................................................9
      Class B-1 Percentage...................................................9
      Class B-1 Prepayment Distribution Trigger..............................9
      Class B-2 Percentage...................................................9
      Class B-2 Prepayment Distribution Trigger..............................9
      Class B-3 Percentage..................................................10
      Class B-3 Prepayment Distribution Trigger.............................10

                                                                          Page

      Class M Certificate...................................................10
      Class M Percentage....................................................10
      Class M-1 Percentage..................................................10
      Class M-2 Percentage..................................................10
      Class M-2 Prepayment Distribution Trigger.............................10
      Class M-3 Percentage..................................................10
      Class M-3 Prepayment Distribution Trigger.............................11
      Class R Certificate...................................................11
      Closing Date..........................................................11
      Code  ................................................................11
      Compensating Interest.................................................11
      Cooperative...........................................................11
      Cooperative Apartment.................................................11
      Cooperative Lease.....................................................11
      Cooperative Loans.....................................................12
      Cooperative Stock.....................................................12
      Cooperative Stock Certificate.........................................12
      Corporate Trust Office................................................12
      Corresponding Mortgage Loan...........................................12
      Credit Support Depletion Date.........................................12
      Curtailment...........................................................12
      Custodial Account.....................................................12
      Custodial Agreement...................................................12
      Custodian.............................................................12
      Cut-off Date..........................................................12
      Cut-off Date Principal Balance........................................13
      Debt Service Reduction................................................13
      Deceased Owner........................................................13
      Defaulted Mortgage Loss...............................................13
      Deficient Valuation...................................................13
      Definitive Certificate................................................13
      Deleted Mortgage Loan.................................................13
      Delinquent............................................................13
      Depository............................................................14
      Depository Participant................................................14
      Destroyed Mortgage Note...............................................14
      Determination Date....................................................14
      Discount Fraction.....................................................14
      Discount Mortgage Loan................................................14
      Disqualified Organization.............................................14
      Distribution Date.....................................................15
      Due Date..............................................................15
      Due Period............................................................15
      Eligible Account......................................................15

                                                                          Page

      Eligible Funds........................................................15
      ERISA ................................................................16
      Event of Default......................................................16
      Excess Bankruptcy Loss................................................16
      Excess Fraud Loss.....................................................16
      Excess Special Hazard Loss............................................16
      Excess Subordinate Principal Amount...................................16
      Extraordinary Events..................................................16
      Extraordinary Losses..................................................17
      FDIC  ................................................................17
      FHLMC ................................................................17
      Final Distribution Date...............................................17
      Fitch ................................................................17
      FNMA  ................................................................17
      Foreclosure Profits...................................................17
      Fraud Loss Amount.....................................................18
      Fraud Losses..........................................................18
      Independent...........................................................18
      Indirect Depository Participant.......................................18
      Individual Retail Lottery Certificate.................................18
      Initial Certificate Principal Balance.................................18
      Initial Monthly Payment Fund..........................................18
      Initial Notional Amount...............................................19
      Insurance Proceeds....................................................19
      Insurer...............................................................19
      Interest Accrual Period...............................................19
      Late Collections......................................................19
      LIBOR ................................................................19
      LIBOR Business Day....................................................19
      Liquidation Proceeds..................................................19
      Living Owner..........................................................19
      Loan-to-Value Ratio...................................................19
      Lockout Certificates..................................................19
      Lockout Prepayment Percentage.........................................20
      Lockout Scheduled Percentage..........................................20
      Maturity Date.........................................................20
      Modified Mortgage Loan................................................20
      Modified Net Mortgage Rate............................................20
      Monthly Payment.......................................................20
      Moody's...............................................................20
      Mortgage..............................................................20
      Mortgage File.........................................................20
      Mortgage Loan Schedule................................................20
      Mortgage Loans........................................................21

                                                                          Page

      Mortgage Note.........................................................22
      Mortgage Rate.........................................................22
      Mortgaged Property....................................................22
      Mortgagor.............................................................22
      Net Mortgage Rate.....................................................22
      Non-Discount Mortgage Loan............................................22
      Non-Primary Residence Loans...........................................22
      Non-Supported Prepayment Interest Shortfall...........................22
      Non-United States Person..............................................22
      Nonrecoverable Advance................................................22
      Nonsubserviced Mortgage Loan..........................................22
      Notional Amount.......................................................22
      Officers' Certificate.................................................22
      Opinion of Counsel....................................................23
      Original Senior Percentage............................................23
      Outstanding Mortgage Loan.............................................23
      Ownership Interest....................................................23
      Pass-Through Rate.....................................................23
      Paying Agent..........................................................24
      Percentage Interest...................................................24
      Permitted Investments.................................................24
      Permitted Transferee..................................................25
      Person................................................................25
      Pool Stated Principal Balance.........................................26
      Pool Strip Rate.......................................................26
      Premium Mortgage Loan.................................................26
      Prepayment Assumption.................................................26
      Prepayment Distribution Percentage....................................26
      Prepayment Distribution Trigger.......................................27
      Prepayment Interest Shortfall.........................................27
      Prepayment Period.....................................................28
      Primary Insurance Policy..............................................28
      Principal Prepayment..................................................28
      Principal Prepayment in Full..........................................28
      Program Guide.........................................................28
      Purchase Price........................................................28
      Qualified Substitute Mortgage Loan....................................28
      Random Lot............................................................29
      Rate Adjustment Date..................................................29
      Rating Agency.........................................................29
      Realized Loss.........................................................29
      Record Date...........................................................30
      Reference Bank Rate...................................................30
      REMIC ................................................................30

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                                                                          Page

      REMIC Administrator...................................................30
      REMIC Provisions......................................................31
      REO Acquisition.......................................................31
      REO Disposition.......................................................31
      REO Imputed Interest..................................................31
      REO Proceeds..........................................................31
      REO Property..........................................................31
      Request for Release...................................................31
      Required Insurance Policy.............................................31
      Residential Funding...................................................31
      Responsible Officer...................................................32
      Retail Lottery Certificates...........................................32
      Rounding Account......................................................32
      Rounding Amount.......................................................32
      Schedule of Discount Fractions........................................32
      Security Agreement....................................................32
      Seller................................................................32
      Seller's Agreement....................................................32
      Senior Accelerated Distribution Percentage............................32
      Senior Certificates...................................................33
      Senior Interest Distribution Amount...................................33
      Senior Percentage.....................................................33
      Senior Principal Distribution Amount..................................34
      Servicing Accounts....................................................34
      Servicing Advances....................................................34
      Servicing Fee.........................................................34
      Servicing Modification................................................34
      Servicing Officer.....................................................34
      Special Hazard Amount.................................................34
      Special Hazard Loss...................................................35
      Standard & Poor's.....................................................35
      Stated Principal Balance..............................................35
      Subclass..............................................................36
      Subclass Notional Amount..............................................36
      Subordinate Percentage................................................36
      Subordinate Principal Distribution Amount.............................36
      Subserviced Mortgage Loan.............................................36
      Subservicer...........................................................36
      Subservicer Advance...................................................37
      Subservicing Account..................................................37
      Subservicing Agreement................................................37
      Subservicing Fee......................................................37
      Tax Returns...........................................................37
      Transfer..............................................................37

                                                                          Page

      Transferee............................................................37
      Transferor............................................................37
      Trust Fund............................................................37
      Uncertificated Accrued Interest.......................................38
      Uncertificated Notional Amount........................................38
      Uncertificated Pass-Through Rate......................................38
      Uncertificated REMIC Regular Interests................................38
      Uncertificated REMIC Regular Interest Pool Strip Rate.................38
      Uncertificated REMIC Regular Interest Distribution Amount.............38
      Uniform Single Attestation Program for Mortgage Bankers...............39
      Uninsured Cause.......................................................39
      United States Person..................................................39
      Voting Rights.........................................................39

Section 1.02. Determination of LIBOR........................................39

         ARTICLE IICONVEYANCE OF MORTGAGE LOANS;ORIGINAL ISSUANCE OF
                                 CERTIFICATES

SectioConveyance of Mortgage Loans..........................................40
SectioAcceptance by Trustee.................................................45
SectioRepresentations, Warranties and Covenants of the Master Servicer and the
      Company...............................................................46
SectioRepresentations and Warranties of Sellers.............................50
SectioExecution and Authentication of Certificates..........................52

           ARTICLE IIIADMINISTRATION AND SERVICINGOF MORTGAGE LOANS

SectioMaster Servicer to Act as Servicer....................................54
SectioSubservicing Agreements Between Master Servicer and Subservicers;
      Enforcement of Subservicers' and Sellers' Obligations.................55
SectioSuccessor Subservicers................................................56
SectioLiability of the Master Servicer......................................56
SectioNo Contractual Relationship Between Subservicer and Trustee or
      Certificateholders....................................................57
SectioAssumption or Termination of Subservicing Agreements by Trustee.......57
SectioCollection of Certain Mortgage Loan Payments; Deposits to Custodial
      Account...............................................................57
SectioSubservicing Accounts; Servicing Accounts.............................60
SectioAccess to Certain Documentation and Information Regarding the
      Mortgage Loans........................................................61
SectioPermitted Withdrawals from the Custodial Account......................62
SectioMaintenance of the Primary Insurance Policies; Collections Thereunder.64
SectioMaintenance of Fire Insurance and Omissions and Fidelity Coverage.....64

                                                                          Page

SectioEnforcement of Due-on-Sale Clauses; Assumption and Modification
      Agreements; Certain Assignments.......................................66
SectioRealization Upon Defaulted Mortgage Loans.............................68
SectioTrustee to Cooperate; Release of Mortgage Files.......................70
SectioServicing and Other Compensation; Compensating Interest...............72
SectioReports to the Trustee and the Company................................73
SectioAnnual Statement as to Compliance.....................................73
SectioAnnual Independent Public Accountants' Servicing Report...............73
SectioRights of the Company in Respect of the Master Servicer...............74
SectioAdministration of Buydown Funds.......................................74

                   ARTICLE IVPAYMENTS TO CERTIFICATEHOLDERS

SectioCertificate Account...................................................76
SectioDistributions.........................................................76
SectioStatements to Certificateholders......................................86
SectioDistribution of Reports to the Trustee and the Company; Advances by the
      Master Servicer.......................................................88
SectioAllocation of Realized Losses.........................................90
SectioReports of Foreclosures and Abandonment of Mortgaged Property.........91
SectioOptional Purchase of Defaulted Mortgage Loans.........................92
SectioDistributions on the Uncertificated REMIC Regular Interests...........92
Section 4.09. Rounding Account..............................................93
Section 4.10.  Principal Distributions on the Retail Lottery Certificates...93
Section 4.11 Compliance with Withholding Requirements.......................98

                          ARTICLE VTHE CERTIFICATES

SectioThe Certificates......................................................99
SectioRegistration of Transfer and Exchange of Certificates................101
SectioMutilated, Destroyed, Lost or Stolen Certificates....................107
SectioPersons Deemed Owners................................................107
SectioAppointment of Paying Agent..........................................107
SectioOptional Purchase of Certificates....................................108

                ARTICLE VITHE COMPANY AND THE MASTER SERVICER

SectioRespective Liabilities of the Company and the Master Servicer........110
SectioMerger or Consolidation of the Company or the Master Servicer;
      Assignment of Rights and Delegation of Duties by Master Servicer.....110
SectioLimitation on Liability of the Company, the Master Servicer and Others111
SectioCompany and Master Servicer Not to Resign............................112

                              ARTICLE VIIDEFAULT

                                                                          Page


SectioEvents of Default....................................................113
SectioTrustee or Company to Act; Appointment of Successor..................115
SectioNotification to Certificateholders...................................116
Section 7.04. Waiver of Events of Default..................................116

                      ARTICLE VIIICONCERNING THE TRUSTEE

Section 8.01. Duties of Trustee............................................117
SectioCertain Matters Affecting the Trustee................................119
SectioTrustee Not Liable for Certificates or Mortgage Loans................120
SectioTrustee May Own Certificates.........................................120
SectioMaster Servicer to Pay Trustee's Fees and Expenses; Indemnification..120
SectioEligibility Requirements for Trustee.................................121
SectioResignation and Removal of the Trustee...............................122
SectioSuccessor Trustee....................................................123
SectioMerger or Consolidation of Trustee...................................123
SectioAppointment of Co-Trustee or Separate Trustee........................124
SectioAppointment of Custodians............................................125
SectioAppointment of Office or Agency......................................125

                            ARTICLE IXTERMINATION

SectioTermination Upon Purchase by the Master Servicer or the Company or
      Liquidation of All Mortgage Loans....................................126
SectioAdditional Termination Requirements..................................128

                          ARTICLE XREMIC PROVISIONS

SectioREMIC Administration.................................................130
Section 10.02.  Master Servicer, REMIC Administrator and Trustee
                    Indemnification .......................................133

                             ARTICLE XI[Reserved]


                     ARTICLE XIIMISCELLANEOUS PROVISIONS

SectioAmendment............................................................136
SectioRecordation of Agreement; Counterparts...............................138
SectioLimitation on Rights of Certificateholders...........................139
SectioGoverning Law........................................................140
SectioNotices..............................................................140
SectioNotices to Rating Agency.............................................140
SectioSeverability of Provisions...........................................141

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                                                                          Page

SectioSupplemental Provisions for Resecuritization.........................141


                                   EXHIBITS

Exhibit A: Form of Class A Certificate
Exhibit B: Form of Class M Certificate
Exhibit C: Form of Class B Certificate
Exhibit D: Form of Class R Certificate
Exhibit E: Form of Custodial Agreement
Exhibit F: Mortgage Loan Schedule
Exhibit G: Form of Seller/Servicer Contract
Exhibit H: Forms of Request for Release
Exhibit I-1: Form of Transfer Affidavit and Agreement
Exhibit I-2: Form of Transferor Certificate
Exhibit J-1: Form of Investor Representation Letter
Exhibit J-2: Form of ERISA Representation Letter
Exhibit K: Form of Transferor Representation Letter
ExhibiForm of Rule 144A Investment Representation Letter
ExhibiText of Amendment to Pooling and Servicing Agreement Pursuant to Section
      12.01(e) for a Limited Guaranty
Exhibit N: Form of Limited Guaranty
ExhibiForm of Lender Certification for Assignment of Mortgage Loan
Exhibit P: Schedule of Discount Fractions
Exhibit Q: Form of Request for Exchange

      This is a Pooling and Servicing Agreement, dated as of December 1, 1998, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as Trustee (together with its permitted successors and assigns, the "Trustee"),

                            PRELIMINARY STATEMENT:

      The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund (as defined herein), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as the "REMIC." The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P, Class M-1,
Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 Certificates and the Uncertificated REMIC Regular Interests will be "regular interests" in the Trust Fund and the Class R Certificates will be the sole class of "residual interests" in the Trust Fund in each case for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests.

      The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates issued on the Closing Date comprising the interests in the Trust Fund created hereunder.


DesignaPass-Through Aggregate                                       nitia
            Rate    Certificat                         Maturity    IatingInitial
                     PrincipalInitFeatures ce            Date      RS&P  Ratings
                     Balance  e                                           Fitch
Class A-1 6.50%   $ 465,771,000.00   Senior        December 25, 2028AAA    AAA
Class A-2 6.50%   $ 65,000,000.00Lockout/Senior    December 25, 2028AAA    AAA
Class A-3 6.50%   $ 50,000,000.00    Senior        December 25, 2028AAA    AAA
Class A-4 6.50%   $ 3,161,000.00  Retail/Senior    December 25, 2028AAA    AAA
Class A-5 6.50%   $ 5,579,000.00  Retail/Senior    December 25, 2028AAA    AAA
Class A-6 6.50%   $ 1,000,000.Retail/Lottery/SeniorDecember 25, 2028AAA    AAA
Class A-7 6.50%   $ 20,966,000.00    Senior        December 25, 2028AAA    AAA
Class AAdjustable $a10,687,529.00Floater/Senior    December 25, 2028AAA    AAA
Class AAdjustable $a3,288,471.Inverse Floater/SenioDecember 25, 2028AAAr   AAA
Class A-P 0.00%   $ 791,462.53Principal Only/SeniorDecember 25, 2028AAAr   AAA
Class AVariable Ra$e    0.00  Variable Strip/IntereDecemberS25,o2028AAAr   AAA
Class R   6.50%   $   100.00        Residual       December 25, 2028AAA    AAA
Class M-1 6.50%   $ 12,382,000.00   Mezzanine      December 25, 2028N/A     AA
Class M-2 6.50%   $ 5,539,100.00    Mezzanine      December 25, 2028N/A     A
Class M-3 6.50%   $ 2,606,600.00    Mezzanine      December 25, 2028N/A    BBB
Class B-1 6.50%   $ 1,955,000.00   Subordinate     December 25, 2028N/A     BB
Class B-2 6.50%   $ 1,303,300.00   Subordinate     December 25, 2028N/A     B
Class B-3 6.50%   $ 1,629,210.40   Subordinate     December 25, 2028N/A    N/A



      The Mortgage Loans have an aggregate Cut-off Date Principal Balance equal to $651,659,772.93. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 30 years. In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

      Section 1.01.  Definitions.

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

      Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-P and Class A-V
Certificates), any Class M Certificate, any Class B Certificate or any Class R Certificate, interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. With respect to each Distribution Date, as to the Class A-V Certificates (other than any Subclass of the Class A-V Certificates), one month's interest accrued at the related Pass-Through Rate on the related Notional Amount thereof, or, as to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), one month's interest accrued at the related Pass-Through Rate on the related Subclass Notional Amount. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01, (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. Any portion of the reductions described in the immediately preceding sentence that are allocated to the Class A-V Certificates shall be allocated among the Subclasses thereof, if any, in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the second preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05. The Class A-P Certificates shall not be entitled to any Accrued Certificate Interest.

      Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

          Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

      Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

      Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to
Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

      Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

      Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

      Assignment Agreement: The Assignment and Assumption Agreement, dated December 30, 1998, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

      Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

      Available Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to
Section 3.12(a), (iv) any amount to be included therein pursuant to Section 4.01(b) and (v) any amount deposited in the Certificate Account pursuant to
Section 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits,
(x) the Amount Held for Future Distribution and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a).

      Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $201,060 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

              (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and (B) the greater of (i) the product of (x) an amount equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool which had an original Loan-to-Value Ratio greater than 80% that would result if the Net Mortgage Rate thereof was equal to the greater of (I) 5% or (II) the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80% remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all

      Non-Primary Residence Loans with a Loan-to-Value Ratio of greater than 80% remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and
      (ii) $50,000,

over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

      The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

      Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

     Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

      Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

      Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

      Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate: Any Class A Certificate, Class M Certificate, Class B Certificate or Class R Certificate.

      Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S31" and which must be an Eligible Account.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

      Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that only a Permitted Transferee shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

      Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

      Certificate Principal Balance: With respect to each Class A Certificate (other than the Class A-V Certificates) and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof minus (ii) the sum of (a) with respect to each such Certificate, the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to
Section 4.02(a) and (b) the aggregate of all reductions in the Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in the Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. The Class A-V Certificates (or any Subclass thereof) will have no Certificate Principal Balance.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

      Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to
Section 5.01(c) shall be a single Class for purposes of this Agreement.

      Class A Certificate: Any one of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-P or Class A-V Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate (other than the Class A-V Certificates) evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions. The Class A-V Certificates will represent the entire beneficial ownership interest in the Uncertificated REMIC Regular Interests. On and after the date of issuance of any Subclass of Class A-V

Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates.

      Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

    Class A-P Principal Distribution Amount:  As defined in Section 4.02(b)(i).

      Class B Certificate: Any one of the Class B-1 Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class B Percentage: The Class B-1 Percentage, Class B-2 Percentage and Class B-3 Percentage.

      Class B-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.75%.

      Class B-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.45%.

      Class B-3 Percentage: With respect to any Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.25%.

      Class M Certificate: Any one of the Class M-1 Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

     Class M Percentage: The Class M-1 Percentage, Class M-2 Percentage and Class M-3 Percentage.

      Class M-1 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.00%.

      Class M-3 Percentage: With respect to any Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such date and the denominator of which is the aggregate Stated

Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

      Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.15%.

      Class R Certificate: Any one of the Class R Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

      Closing Date:  December 30, 1998.

      Code:  The Internal Revenue Code of 1986.

      Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to
Section 7.02 except as may be required pursuant to the last sentence of such Section.

      Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

      Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

     Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

      Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

      Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1998-S31.

     Corresponding Mortgage Loan: The Premium Mortgage Loan corresponding to each Uncertificated REMIC Regular Interest.

     Credit Support Depletion Date: The first Distribution Date on which the Senior Percentage equals 100%.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

      Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

      Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

      Custodian:  A custodian appointed pursuant to a Custodial Agreement.

      Cut-off Date: December 1, 1998.

      Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

      Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

      Deceased Owner: A Certificate Owner of a Retail Lottery Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of a deceased Certificate Owner causes to be furnished to the Depository evidence of death satisfactory to the Depository Participant and any tax waivers requested by the Depository Participant.

      Defaulted Mortgage Loss: With respect to any Mortgage Loan, any loss that is attributable to the Mortgagor's failure to make any payment of principal or interest as required under the Mortgage Note, except that such loss shall not include any Special Hazard Loss, Fraud Loss, Bankruptcy Loss, Extraordinary Loss or other loss resulting from damage to the related Mortgaged Property or any interest shortfalls not covered by the subordination described in Section 4.05, including interest that is not covered by the subordination described in Section 4.05, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940 or similar legislation or regulations as in effect from time to time.

      Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

      Definitive Certificate:  Any definitive, fully registered Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

      Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

      Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

      Depository  Participant:   A  broker,  dealer,  bank  or  other  financial
institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

      Determination Date: With respect to any Distribution Date, the 20th day (or if such 20th day is not a Business Day, the Business Day immediately following such 20th day) of the month of the related Distribution Date.

      Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.50% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to Section 3.07(a)) for such Mortgage Loan and the denominator of which is 6.50%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

      Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than 6.50% per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

      Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in
Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in
Section 7701 of the Code or successor provisions.

      Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

      Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due Date.

      Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

     Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate

Interest on the Class A and Class R Certificates, (ii) the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Principal Only Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

      ERISA: The Employment Retirement Income Security Act of 1974, as amended.

      Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

      Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any such amount that is included in Section 4.02(b)(i)(E) hereof.

      Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

              (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

              (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

              (c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

     1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

     2. by military, naval or air forces; or

     3. by an agent of any such government, power, authority or forces;

              (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

              (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

      FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

      FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

      Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section
9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

      Fitch:  Fitch IBCA, Inc. or its successor in interest.

      FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

      Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

      Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (Y) prior to the third anniversary of the Cut-off Date, an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Z) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cutoff Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

      The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

      Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

      Indirect Depository Participant: An institution that is not a Depository Participant but clears through or maintains a custodial relationship with Participants and has access to the Depository's clearing system.

     Individual Retail Lottery Certificate: A Retail Lottery Certificate that evidences $1,000 initial Certificate Principal Balance.

      Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.

      Initial Monthly Payment Fund:  As defined in Section 2.01(f).

     Initial Notional Amount: With respect to the Class A-V Certificates, the Cut-off Date Principal Balance of the Corresponding Mortgage Loans represented by the Class A-V Certificates.

      Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

     Interest Accrual Period: With respect to any Certificate, the calendar month preceding the month in which such Distribution Date occurs.

      Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

      LIBOR: With respect to any Distribution Date and the Pass-Through Rates on the Class A-8 and Class A-9 Certificates, the arithmetic mean of the London interbank offered rate quotations of reference banks (which will be selected by the Trustee after consultation with the Master Servicer) for one-month U.S. dollar deposits, expressed on a per annum basis, determined in accordance with
Section 1.02.

      LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

      Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

     Living Owner: A Certificate Owner of a Retail Lottery Certificate other than a Deceased Owner.

      Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

      Lockout Certificates: Each of the Class A-2 Certificates.

      Lockout Prepayment Percentage: For any Distribution Date occurring prior to the Distribution Date in January 2004 will be 0%. The Lockout Distribution Percentage for any Distribution Date occurring after the first five years following the Closing Date will be as follows: for any Distribution Date during the sixth year after the Closing Date, 30%; for any Distribution Date during the seventh year after the Closing Date, 40%; for any Distribution Date during the eighth year after the Closing Date, 60%; for any Distribution Date during the ninth year after the Closing Date, 80%; and for any Distribution Date thereafter, 100%.

      Lockout Scheduled Percentage: For any Distribution Date occurring prior to the Distribution Date in January 2004 will be 0% and for any Distribution Date thereafter, will be 100%.

      Maturity Date: Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the latest possible maturity date of each "regular interest" in the Trust Fund would be reduced to zero, which is December 25, 2028.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

      Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

      Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

      Moody's:  Moody's Investors Service, Inc., or its successor in interest.

      Mortgage: With respect to each Mortgage Note, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

      Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

      Mortgage Loan Schedule: The list of the Mortgage Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

      (i)     the Mortgage Loan identifying number ("RFC LOAN #");

      (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

      (iii) the maturity of the Mortgage Note ("MATURITY DATE");

      (iv)    the Mortgage Rate ("ORIG RATE");

      (v)     the Subservicer pass-through rate ("CURR NET");

      (vi) the Net Mortgage Rate ("NET MTG RT");

      (vii)   the Pool Strip Rate ("SPREAD");

      (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

      (ix) the Cut-off Date Principal Balance ("PRINCIPAL BAL");

      (x)     the Loan-to-Value Ratio at origination ("LTV");

      (xi) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

      (xii) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

      (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

      Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

      Mortgage  Note:  The  originally   executed  note  or  other  evidence  of
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

     Mortgaged Property:  The underlying real property securing a Mortgage Loan.

      Mortgagor:  The obligor on a Mortgage Note.

      Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

     Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

     Non-Supported Prepayment Interest Shortfall: The amount of any Prepayment Interest Shortfall not offset by the Master Servicer.

      Non-United States Person:  Any Person other than a United States Person.

      Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company and the Trustee promptly following such determination.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

      Notional Amount: As of any Distribution Date, with respect to the Class A-V Certificates, the aggregate Stated Principal Balance of the Corresponding Mortgage Loans represented by such Class A-V Certificate immediately prior to such date.

     Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

      Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

      Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans), which is approximately 96.10% as of the Closing Date.

      Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

      Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

      Pass-Through Rate: With respect to the Class A Certificates (other than the Class A-8, Class A-9, Class A-P and Class A-V Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. With respect to the Class A-8 Certificates and the initial Interest Accrual Period, 6.275% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to LIBOR plus 0.90%, subject to a maximum rate of 8.50% per annum and a minimum rate of 0.90% per annum. With respect to the Class A-9 Certificates and the initial Interest Accrual Period, 7.23125% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 24.699997% minus the product of LIBOR and 3.249999, subject to a maximum rate of 24.699997% per annum and a minimum rate of 0.00% per annum. With respect to the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Corresponding Mortgage Loans as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holders of the Certificates. With respect to the Class A-V Certificates and the initial Distribution Date, the Pass-Through Rate is equal to 0.4040% per annum. With respect to any Subclass of the Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Corresponding Mortgage Loans represented by such Subclass as of the Due Date in the month next preceding the month in which such Distribution Date occurs, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans, which Stated Principal Balances shall be the Stated Principal Balances of such Mortgage Loans at the close of business on the immediately preceding Distribution Date after giving effect to distributions thereon allocable to principal to the Holder of such Certificate (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Class A-P Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

     Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

      Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount thereof (in the case of any Class A-V Certificates) divided by the aggregate Initial Certificate Principal Balance or Initial Notional Amount, as applicable, of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

      Permitted Investments:  One or more of the following:

              (i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

              (ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

              (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

              (iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper or demand notes shall have a remaining maturity of not more than 30 days;

              (v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

              (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

      Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization, any "electing large partnership" as defined in
Section 775(a) of the Code, or a NonUnited States Person.

      Person:   Any  individual,   corporation,   partnership,   joint  venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or any agency or political subdivision thereof.

      Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

      Pool Strip Rate: With respect to each Premium Mortgage Loan, a per annum rate equal to the excess, if any, of (a) the Net Mortgage Rate of such Mortgage Loan on the Cut-off Date over (b) 6.50% per annum.

     Premium Mortgage Loan: As to any date of determination, each Mortgage Loan with a Net Mortgage Rate greater than 6.50% per annum.

      Prepayment Assumption: A prepayment assumption of 275% of the prepayment speed assumption, used for determining the accrual of original issue discount, market discount and premium on the Certificates for federal income tax purposes. The prepayment speed assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6.00% per annum rate of prepayment thereafter for the life of the mortgage loans.

      Prepayment Distribution Percentage: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

            (i) For any Distribution Date prior to the Distribution Date in January 2004 (unless the Certificate Principal Balances of the Class A Certificates, other than the Class A-P Certificates, have been reduced to zero), 0%;

           (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause
                    (i) above:

                    (a) in the case of the  Class of Class M  Certificates  then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M Certificates then outstanding with the lowest numerical designation, or in the event the Class M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class

              B Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                    (b) in the case of each other Class of Class M  Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

              (iii) Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Class M Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

      Prepayment Distribution Trigger: The Class M-2 Prepayment Distribution Trigger, Class M-3 Prepayment Distribution Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2 Prepayment Distribution Trigger or Class B-3 Prepayment Distribution Trigger.

      Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage
Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate on the amount of such Curtailment.

     Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

      Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

      Program Guide: Collectively, the Seller Guide and the Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

      Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

      Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution); (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate for the Class A-V Certificates and
(ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

      Random Lot: With respect to any Distribution Date, the method by which the Depository will determine which Retail Lottery Certificates will be paid, using its established random lot procedures or, if the Retail Lottery Certificates are no longer represented by a Book-Entry Certificate, using the Trustee's procedures.

      Rate Adjustment Date: With respect to each Distribution Date and the Class A-8 Certificates and Class A-9 Certificates, the second LIBOR Business Day immediately preceding the commencement of the related Interest Accrual Period on which banks are open for dealing in foreign currency and exchange in London, England.

      Rating Agency: Fitch and Standard & Poor's with respect to the Class A, and Class R Certificates and Fitch with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

      Realized Loss: With respect to each Mortgage Loan (or REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the
Due Date as to which interest was last paid or advanced to the Certificateholders up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which is the subject of a Servicing Modification: (i) to the extent constituting a reduction of the principal balance of such Mortgage Loan, the amount of such reduction; and (ii) to the extent constituting a reduction of the interest rate borne by the Mortgage Note, and with respect to each respective Monthly Payment (determined by taking into account such Servicing Modification) the interest portion of which was reduced by such Servicing Modification, including any Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received, the amount of such reduction of the interest portion thereof. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

      Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

      Reference Bank Rate: With respect to any Interest Accrual Period, as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the reference banks selected by the Trustee after consultation with the Master Servicer, as of 11:00 A.M., London, England time, on the LIBOR Business Day prior to the first day of such Interest Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Class A-8 Certificates and the Class A-9 Certificates then outstanding; provided that at least two such reference banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards if necessary to the nearest 1/16%) of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance. If no such quotations can be obtained, the rate shall be LIBOR for the prior Distribution Date, or in the case of the first Rate Adjustment Date, 5.375%; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

      REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

      REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

      REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

      REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

      REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

      REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

      Request for Release: A request for release, the forms of which are attached as Exhibit H hereto, or an electronic request in a form acceptable to the Custodian.

      Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

      Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

      Retail Lottery Certificates:  The Class A-6 Certificates.

     Rounding Account: With respect to the Retail Lottery Certificates, the account created and maintained pursuant to Section 4.09.

      Rounding Amount: With respect to the Rounding Account, the amount of funds, if any, needed to be withdrawn and used to round the amount of any distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates upward to the next higher integral multiple of $1,000.

      Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached hereto as Exhibit P.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

      Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

     Senior   Accelerated   Distribution   Percentage:   With   respect  to  any
Distribution Date, the percentage indicated below:

                                                  Senior Accelerated
          Distribution Date                     Distribution Percentage
January 1999 through
December 2003.........................  100%

January 2004 through
December 2004.........................  Senior Percentage, plus 70% of the
                                        Subordinate Percentage

January 2005 through
December 2005.........................  Senior Percentage, plus 60% of the
                                        Subordinate Percentage
January 2006 through
December 2006.........................  Senior Percentage, plus 40% of the
                                        Subordinate Percentage
January 2007 through
December 2007.........................  Senior Percentage, plus 20% of the
                                        Subordinate Percentage
January 2008 and
thereafter............................  Senior Percentage


provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and
(2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans Delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
(2) Realized Losses on the Mortgage Loans to date for any Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date, are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Senior Certificates (other than the Certificate Principal Balance of the Class A-P Certificates) to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

     Senior Certificates: Any one of the Class A Certificates or Class R Certificates.

     Senior Interest Distribution Amount: As defined in Section 4.02(a)(i).

     Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior

Certificates (other than the Certificate Principal Balance of the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans or related REO Properties (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date.

      Senior Principal Distribution Amount: As to any Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

      Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

      Servicing Modification: Any reduction of the interest rate or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

      Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

      Special Hazard Amount: As of any Distribution Date, an amount equal to $6,516,598 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the

Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 51.58% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

      The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee.

      Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

      Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

      Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

      Subclass Notional Amount: As of any Distribution Date, with respect to any Subclass of the Class A-V Certificates issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Corresponding Mortgage Loans represented by such Subclass immediately prior to such date.

     Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage as of such Distribution Date.

      Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts calculated for such Distribution Date under clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal
Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates; (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

     Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

      Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

      Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

      Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

      Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

     Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

              (i)   the Mortgage Loans and the related Mortgage Files,

              (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund,

              (iii) property  which  secured a Mortgage  Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

              (iv)  the  hazard   insurance   policies  and  Primary   Insurance
                    Policies, if any, and certain proceeds thereof, and

              (v) the Rounding Account.

      Uncertificated Accrued Interest: With respect to each Distribution Date, as to each Uncertificated REMIC Regular Interest, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on each such uncertificated interest, if the Pass-Through Rate on such uncertificated interest was equal to the related Uncertificated Pass-Through Rate and the Notional Amount on such uncertificated interest was equal to the related Uncertificated Notional Amount; provided that any reduction in the amount of Accrued Certificate Interest resulting from the allocation of Prepayment Interest Shortfalls, Realized Losses or other amounts to the Class A-V Certificateholders pursuant to Sections 4.02(a) and 4.05 hereof shall be allocated to the Uncertificated REMIC Regular Interests pro rata in accordance with the amount of interest accrued with respect to each related Uncertificated Notional Amount and such Distribution Date.

     Uncertificated Notional Amount: With respect to each Uncertificated REMIC Regular Interest, the Stated Principal Balance of the Corresponding Mortgage Loan.

     Uncertificated Pass-Through Rate: With respect to each Uncertificated REMIC Regular Interest, the related Uncertificated REMIC Regular Interest Pool Strip Rate.

      Uncertificated REMIC Regular Interests: The 1,917 uncertificated partial undivided beneficial ownership interests in the Trust Fund, each relating to a Corresponding Mortgage Loan, each having no principal balance, and each bearing interest at the respective Uncertificated Pass-Through Rate on the respective Uncertificated Notional Amount.

     Uncertificated REMIC Regular Interest Pool Strip Rate: With respect to each Uncertificated REMIC Regular Interest, the Pool Strip Rate for the Corresponding Mortgage Loan.

      Uncertificated REMIC Regular Interest Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC Regular Interest for such Distribution Date pursuant to
Section 4.08(a).



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



      Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

      Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

      United States Person: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust. To the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996 may elect to continue to be treated as a United States person notwithstanding the previous sentence.

      Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Class A-V and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates (and any Subclass thereof); and 1% of all Voting Rights shall be allocated among Holders of the Class R Certificates, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.

      Section 1.02. Determination of LIBOR.

      LIBOR applicable to the calculation of the Pass-Through Rates on the Class A-8 and Class A-9 Certificates for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined on each Rate Adjustment Date as follows:

      For any Interest Accrual Period other than the first Interest Accrual Period, the rate for United States dollar deposits for one month which appears on the Telerate Screen Page 3750 as of 11:00 A.M., London, England time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period. For the first Interest Accrual Period, LIBOR equals 5.375% with respect to the Class A-8 Certificates and Class A-9 Certificates. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the preceding Distribution Date; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party.

      The establishment of LIBOR by the Trustee on any Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to the Class A-8 and Class A-9 Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

      Promptly following each Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on the Class A-8 and Class A-9 Certificates for the current and the immediately preceding Interest Accrual Periods.

                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

      Section Conveyance of Mortgage Loans.

      (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

      (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

              (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

              (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

              (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

              (iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

              (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

      and (II) with respect to each Cooperative Loan so assigned:

              (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

              (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

              (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

              (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

              (v)   The Security Agreement;

              (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

              (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

              (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

          (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

              (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

      (c) The Company  may, in lieu of  delivering  the  documents  set forth in
Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth below. Within ten Business Days following the earlier of
(i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv),
(vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

      On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies, (ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

      (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

      The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment, Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

      In the event that the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee within 45 days after the Closing Date, as contemplated by Section 2.02.

      Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and Sections 2.01(b)(II)(ii), (iv), (vii), (ix) and (x) and that may be delivered as a copy rather than the original may be delivered in microfiche form.

      (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles, consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B), (C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 9-115, 9-305, 8-102, 8-301, 8-501 and 8-503 thereof); and
(d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

      The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by
(1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company or
(3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

      (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $455,464 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in January 1999, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the Distribution Date in January 1999. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

      Section Acceptance by Trustee.

      The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Sections 2.01(b)(I)(i) through (iii) and Sections 2.01(b)(II)(i), (iii), (v),
(vi) and (viii) above (except that for purposes of such acknowledgment only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

      If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders or the Trustee on behalf of the Certificateholders.

          Section Representations, Warranties and Covenants of the Master Servicer and the Company.

      (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

              (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

              (ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this
      Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

              (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

              (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

              (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

              (vi) The Master  Servicer will comply in all material  respects in
      the   performance  of  this  Agreement  with  all  reasonable   rules  and
      requirements of each insurer under each Required Insurance Policy;

              (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

              (viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

      (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

              (i) No Mortgage Loan is one month or more Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

              (ii) The information set forth in Exhibit F hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

              (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

              (iv) To the best of the Company's knowledge, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01% and (b) at least 12% of such balance if the Loan-to-Value Ratio is between 90.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

              (v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

              (vi) No more than 1.0% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California, and no more than 0.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

              (vii) If the improvements securing a Mortgage Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

              (viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

              (ix) None of the Mortgage Loans were underwritten under a reduced loan documentation program requiring no income verification and no asset verification;

              (x) Each Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No Mortgagor is a corporation or a partnership;

          (xi) None of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were Buydown Mortgage Loans;

              (xii) Each Mortgage Loan  constitutes a qualified  mortgage  under
      Section 860G(a)(3)(A) of the Code and Treasury Regulations Section 1.860G-2(a)(1);

              (xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

              (xiv) With respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

              (xv) Four Mortgage Loans representing approximately 0.28% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, are Cooperative Loans;

              (xvi) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

              (xvii) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months; and

              (xviii) Two of the Mortgage Loans contain in the related Mortgage File a Destroyed Mortgage Note.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

      Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.
Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.


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




      Section Representations and Warranties of Sellers.

      The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificate-

holders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that, in the case of a breach under the Assignment Agreement, Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by
Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage

Loan, the amended Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

      In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

      It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

      Section Execution and Authentication of Certificates.

      The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which evidence ownership of the entire Trust Fund.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

      Section Master Servicer to Act as Servicer.

      (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as such under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

      (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

      (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

      Section Subservicing Agreements Between Master Servicer and Subservicers;
              Enforcement of Subservicers' and Sellers' Obligations.

      (a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

      (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or
(ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

      Section Successor Subservicers.

      The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

      Section Liability of the Master Servicer.

      Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

      Section No Contractual Relationship Between Subservicer and Trustee or
              Certificateholders.

      Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

      Section Assumption or Termination of Subservicing Agreements by Trustee.

      (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

      (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

      Section Collection of Certain Mortgage Loan Payments; Deposits to
              Custodial Account.

      (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program

Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original maturity date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes.

      (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

              (i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

              (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any


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      Subservicer  Advance or of any REO Proceeds received in connection with an
      REO Property for which an REO Disposition has occurred;

              (iii) Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

              (iv) All  proceeds of any  Mortgage  Loans  purchased  pursuant to
      Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

              (v) Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21; and

              (vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

      With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

      (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future


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



Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

      (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

      Section Subservicing Accounts; Servicing Accounts.

      (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

      (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by


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the Subservicer to reduce the unpaid  principal  balance of the related Mortgage
Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

      (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

      (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

      Section Access to Certain Documentation and Information Regarding the Mortgage Loans.

      In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to


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



photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

      Section Permitted Withdrawals from the Custodial Account.

      (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

              (i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

              (ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

              (iii) to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

              (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

              (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

              (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or


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



      property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

              (vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a)(iii);

              (viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

              (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

              (x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

      (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii),
(v)  and  (vi),  the  Master  Servicer's   entitlement  thereto  is  limited  to
collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

      (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).



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



          Section Maintenance of the Primary Insurance Policies; Collections Thereunder.

      (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

      (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and the Certificateholders, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

      Section Maintenance of Fire Insurance and Omissions and Fidelity Coverage.



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



      (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

      In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which


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



payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

      (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

      Section Enforcement of Due-on-Sale Clauses; Assumption and Modification
              Agreements; Certain Assignments.

      (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

              (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

              (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

      (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next


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following,  to execute and  deliver,  on behalf of the Trustee,  the  assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both (a) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and (b) cause the Trust Fund to fail to qualify as a REMIC under the Code or (subject to Section 10.01(f)), result in
the   imposition  of  any  tax  on  "prohibited   transactions"   or  constitute
"contributions"  after the start-up date under the REMIC Provisions.  The Master
Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage
Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

      (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the Trust Fund would fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the Startup Day would be imposed on such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a


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request  will  be  retained  by the  Master  Servicer  or  such  Subservicer  as additional servicing compensation.

      (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;
(iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

      Section Realization Upon Defaulted Mortgage Loans.

      (a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the Master Servicer pursuant to this


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Section 3.14(a),  the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with the foregoing, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

      (b) In the event that title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

      (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer


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on behalf of the Trust Fund  shall  dispose of such REO  Property  within  three years after its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the three-year grace period would otherwise expire, an extension of the three-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

      (d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property) (provided that if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

      Section Trustee to Cooperate; Release of Mortgage Files.

      (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification


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shall  include a  statement  to the effect  that all  amounts  received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The
Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

      (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached hereto as Exhibit H or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

      (c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the


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Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

      Section Servicing and Other Compensation; Compensating Interest.

      (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

      (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

      (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

      (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

      (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to
Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial


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Account any such amount  representing  all or a portion of the  Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

      Section Reports to the Trustee and the Company.

      Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

      Section Annual Statement as to Compliance.

      The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

      Section Annual Independent Public Accountants' Servicing Report.

      On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified


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Public  Accountants,  to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

      Section Rights of the Company in Respect of the Master Servicer.

      The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

      Section Administration of Buydown Funds.

      (a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly
Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.



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



      (b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.


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



                                  ARTICLE IV

                        PAYMENTS TO CERTIFICATEHOLDERS

      Section Certificate Account.

      (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

      (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

      Section Distributions.

      (a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the

Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to the initial Holder of the Class A-V Certificates or to each Holder of a Subclass thereof, as applicable) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

              (i) to the Class A Certificateholders (other than the Class A-P Certificateholders) and Class R Certificateholders, on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates), as applicable, for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a) (the "Senior Interest Distribution Amount");

              (ii) (X) to the Class A-P Certificateholders, the Class A-P Distribution Amount; and

                    (Y) to the Class A Certificateholders (other than Class A-P Certificateholders) and Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) through (v) and Sections 4.02(c) and (d), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A Certificates or Class R Certificates, as applicable):

                    (A) the Senior  Percentage for such  Distribution Date times the sum of the following:

                        (1) the  principal  portion of each Monthly  Payment due
                    during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                        (2) the Stated  Principal  Balance of any Mortgage  Loan
                    repurchased during the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section


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



                    2.02, 2.03, 2.04 or 4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to Section
                    2.03 or 2.04 during the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage
                    Loan); and

                        (3) the principal portion of all other unscheduled collections (other than Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the related Prepayment Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section
                    3.14 (other than the related Discount Fraction of the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

                    (B) with  respect  to each  Mortgage  Loan for  which a Cash
              Liquidation or a REO Disposition occurred during the related Prepayment Period (or was deemed to have occurred during such period in accordance with Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to a Discount Mortgage Loan) and (b) the Senior Accelerated Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to
              Section 3.14 (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan included in Section 4.02(b)(i)(C));

                    (C) the Senior Accelerated  Distribution Percentage for such
              Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

          (D) any Excess Subordinate Principal Amount for such Distribution Date; and



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



                    (E) any amounts described in subsection (ii)(Y), clauses (A)
              through (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Class M Certificates or Class B Certificates;

              (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO
      Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

              (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

              (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

              (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

              (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(ix), (xi), (xiii),
      (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

              (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;


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




              (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

              (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

              (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

              (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

              (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

              (xiv) to the  Holders  of the  Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus
      (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) are insufficient therefor;

              (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such


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



      Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

              (xvi)   to  the   Class   A   Certificateholders   and   Class   R
      Certificateholders in the priority set forth in Section 4.02(b), the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Class A and Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Class A and Class R Certificates, and thereafter, to each Class of Class M Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates and Class R Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class M Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Class B Certificates; and

              (xvii) to the Class R Certificateholders, the balance, if any, of the Available Distribution Amount.

      Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

      (b) Distributions of principal on the Class A Certificates (other than the Class A-V Certificates) and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion Date will be made as follows:

              (i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Distribution Amount") equal to the aggregate of:

                    (A) the related Discount  Fraction of the principal  portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                    (B) the related Discount  Fraction of the principal  portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

                    (C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage Loan to the extent applied as recoveries of principal;

                    (D) any amounts  allocable  to  principal  for any  previous
              Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

                    (E) the amount of any Class A-P  Collection  Shortfalls  for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date;

              (ii) the Senior Principal Distribution Amount shall be distributed to the Class A-2 Certificates in reduction of the Certificate Principal Balance thereof, in an amount equal to the sum of the following:

                        (A) the Lockout  Scheduled  Percentage  of the Class A-2
                    Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(A), (B) and (E) of
                    Section 4.02(a)


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



               (without   application  of  the  Senior   Percentage  and  Senior
               Accelerated Distribution Percentage); and

                        (B) the Lockout  Prepayment  Percentage of the Class A-2
                    Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Certificates (other than the Class A-P Certificates)) of the aggregate of amounts described in clauses (ii)(Y)(C) of Section 4.02(a) (without application of the Senior Accelerated Distribution Percentage);

              provided that, if the aggregate of the amounts set forth in clauses (ii)(Y)(A), (B), (C) and (E) of Section 4.02(a) is more than the balance of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-P Distribution Amount have been distributed, the amount paid to the Class A-2 Certificates pursuant to this clause (ii) shall be reduced by an amount equal to the Class A-2 Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates)) of such difference;

              (iii) the balance, if any, of the Senior Principal Distribution Amount remaining after the distribution described in clause (ii) above, shall be distributed to the Class R Certificates, until the Certificate Principal Balance thereof has been reduced to zero;

              (iv) the balance of the Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) and (iii) above shall be distributed in the following order of priority:

                    first, concurrently, 88.6320172175% to the Class A-1 Certificates and 11.3679827825% to the Class A-3 Certificates, until the Certificate Principal Balance of the Class A-3 Certificates has been reduced to zero;

                    second, concurrently, 88.6320172175% to the Class A-1 Certificates and 11.3679827825% to the Class A-4 Certificates, until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero;

                    third, concurrently, 88.6320172175% to the Class A-1 Certificates, 9.6400632229% to the Class A-5 Certificates and 1.7279195596% to the Class A-6 Certificates, until the Certificate Principal Balances thereof have been reduced to zero;

                    fourth, concurrently on a pro rata basis, to the Class A-7, Class A-8 and Class A-9 Certificates, until the Certificate Principal Balances thereof have been reduced to zero; and

                    fifth, to the Class A-2 Certificates, until the Certificate Principal Balance thereof has been reduced to zero.

      (c) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the Senior Certificates (other than the Class A-P Certificates) will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled or unscheduled payments received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-P Certificates, and the Senior Principal Distribution Amount will be distributed to the Senior Certificates remaining pro rata in accordance with their respective outstanding Certificate Principal Balances and the amount set forth in Section 4.02(a)(i) herein will be distributed as set forth therein.

      (d) After reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P Certificates, Class A-V Certificates, Class M Certificates and Class B Certificates in each case as described herein.

      (e) Notwithstanding the priorities relating to distributions of principal on the Retail Lottery Certificates described above, on any Distribution Date, distributions in respect of principal on the Retail Lottery Certificates will be allocated among the Holders of the Retail Lottery Certificates as set forth in
Section 4.10. On each Distribution Date on which amounts are available for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates the aggregate amount allocable to such distributions will be rounded upward by the Rounding Amount. Such rounding will be accomplished on the first Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made by withdrawing from the Rounding Account the Rounding Amount for deposit into the Certificate Account, and such Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates. On each succeeding Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made, first, the aggregate amount available for distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be applied to repay the Rounding Amount withdrawn from the Rounding Account on the prior Distribution Date and then, the remainder of such allocable amount, if any, will be similarly rounded upward through another withdrawal from the Rounding Account and such determined Rounding Amount will be added to the amount that is allocable for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates. Any funds remaining in the Rounding Account after the Certificate Principal Balance of the Retail Lottery Certificates is reduced to zero shall be distributed to the Class R Certificateholders.

      (f) In  addition  to the  foregoing  distributions,  with  respect  to any
Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related  Seller  pursuant  to the  applicable  Seller's  Agreement),  the Master
Servicer shall distribute such amounts to the Class or Classes to which such Realized Loss was allocated, if applicable (with the amounts to be distributed allocated among such Classes in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either (i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 12.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates, on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, or any Subclass thereof to which the related Realized Loss (or portion thereof) was previously allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

      (g) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of


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



such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. The Trustee and the Depository shall be responsible for the allocation of the aggregate amount of distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates as set forth in Section 4.10. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

      (h) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

      Section Statements to Certificateholders.

      (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder and the Company a statement setting forth the following information as to each Class of Certificates to the extent applicable:

              (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

              (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

              (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

              (iv) the amount of any Advance by the Master Servicer  pursuant to
Section 4.04;

              (v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

              (vi) the aggregate Certificate Principal Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

          (vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

              (viii) on the basis of the most recent reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

              (ix) the number, aggregate principal balance and book value of any REO Properties;

              (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

              (xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

              (xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate on the Class A-V Certificates and each Subclass, if any, thereof;

              (xiii) the occurrence of the Credit Support Depletion Date;

              (xiv) the Senior Accelerated Distribution Percentage applicable to such distribution;

          (xv) the Senior Percentage, Lockout Scheduled Percentage and Lockout Prepayment Percentage for such Distribution Date;

              (xvi)  the   aggregate   amount  of   Realized   Losses  for  such
Distribution Date;

              (xvii) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

              (xviii) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

              (xix) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date; and

              (xx)  each Notional Amount and Subclass Notional Amount.

In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

      (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

      (d)  Upon  the  written  request  of  any  Certificateholder,  the  Master
Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

      Section Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

      (a) Prior to the close of business on the Business Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying


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



Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and the Rounding Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

      (b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

      The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the Seller and the Trustee.

      In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

      The Trustee shall  deposit all funds it receives  pursuant to this Section
4.04 into the Certificate Account.

      Section Allocation of Realized Losses.

      Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation, REO Disposition or Servicing Modification (to the extent constituting a reduction of the principal balance of the Mortgage Loan) that occurred during the related Prepayment Period or in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due in the month in which such Distribution Date occurs. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates, in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all the Class A Certificates (other than the Class A-P Certificates) and Class R Certificates, and in respect of the interest portion of such Realized Losses on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Non-Discount Mortgage Loans will be allocated among the Class A (other than the Class A-P

Certificates), Class M, Class B and Class R Certificates, and in respect of the interest portion of such Realized Losses, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-P Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

      As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Class B Certificates or, after the Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests (other than the Class A-V Certificates) evidenced thereby. All Realized Losses and all other losses allocated to the Class A-V Certificates hereunder will be allocated to the Class A-V Certificates and, if any Subclasses thereof have been issued pursuant to Section 5.01(c), such Realized Losses and other losses shall be allocated among the Subclasses of such Class in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

      Section Reports of Foreclosures and Abandonment of Mortgaged Property.

      The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

      Section Optional Purchase of Defaulted Mortgage Loans.

      As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, the Trustee or the Trust Fund whereupon the Master Servicer shall succeed to all of the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto. Notwithstanding anything to the contrary in this Section 4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss to the Class or Classes of Certificates that would have borne such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section
4.07 will be viewed as an advance, and the amount of any Realized Loss shall be recoverable pursuant to the provisions for the recovery of unreimbursed Advances under Section 4.02(a) or, to the extent not recoverable under such provisions, as a Nonrecoverable Advance as set forth herein.

      Section Distributions on the Uncertificated REMIC Regular Interests.

              (a) On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC Regular Interests, Uncertificated Accrued Interest on the Uncertificated REMIC Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date.

              (b) In determining from time to time the Uncertificated REMIC Regular Interest Distribution Amounts, Realized Losses allocated to the Class A-V Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC Regular Interests on a pro rata basis based on the Uncertificated Accrued Interest for the related Distribution Date.

              (c) On each Distribution Date, the Trustee shall be deemed to distribute from the Trust Fund, in the priority set forth in Section 4.02(a), to the Class A-V Certificates, the amounts distributable thereon from the Uncertificated REMIC Regular Interest Distribution Amounts deemed to have been received by the Trustee from the Trust Fund under this Section 4.08. The amount


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



deemed distributable hereunder with respect to the Class A-V Certificates shall equal 100% of the amounts payable with respect to the Uncertificated REMIC Regular Interests.

              (d) Notwithstanding the deemed distributions on the Uncertificated REMIC Regular Interests described in this Section 4.08, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

      Section 4.09. Rounding Account.

      No later than the Closing Date, the Trustee will establish and maintain with itself a segregated trust account that is a non-interest bearing Eligible Account, which shall be titled "Rounding Account, The First National Bank of Chicago, as trustee for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998- S31, Class A-6." On the Closing Date, PaineWebber Incorporated, as senior underwriter, shall deposit with the Trustee, and the Trustee shall deposit into the Rounding Account, cash in an amount equal to $999.99. The Trust shall not invest or cause the investment of funds held in the Rounding Account in Permitted Investments.

      The Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Rounding Account to pay to the holders of the Retail Lottery Certificates pursuant to Section 4.02(f) the Rounding Amount. In addition, the Trustee on each Distribution Date shall, based upon information provided by the Master Servicer for the related Distribution Date, withdraw funds from the Certificate Account to repay to the Rounding Account the Rounding Amount from the prior Distribution Date as contemplated in Section 4.02(f).

      Section 4.10.  Principal Distributions on the Retail Lottery Certificates.

      Distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Owners of Retail Lottery Certificates and at the request of Living Owners of Retail Lottery Certificates or by mandatory distributions by Random Lot, pursuant to clauses (a) and (d) below, or on a pro rata basis pursuant to clause (e) below.

      (a) On each Distribution Date on which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are made, such distributions will be made in the following priority:

              (i) any request by the personal representatives of a Deceased Owner or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common, but not exceeding an aggregate amount of $100,000 per request; and



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



              (ii) any request by a Living Owner, but not exceeding an aggregate amount of $10,000 per request.

      Thereafter, distributions will be made, with respect to the Retail Lottery Certificates, as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000, respectively. This sequence of priorities will be repeated for each request for principal distributions made by the Certificate Owners of the Retail Lottery Certificates until all such requests have been honored.

      Requests  for  distributions  in reduction  of the  Certificate  Principal
Balance of the Retail Lottery Certificates presented on behalf of Deceased Owners in accordance with the provisions of clause (i) above will be accepted in order of their receipt by the Depository. Requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of their receipt by the Depository after all requests presented in accordance with clause (i) have been honored. All requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be accepted in accordance with the provisions set forth in Section 4.10(c). All requests for distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates with respect to any Distribution Date must be received by the Depository and on the Depository's "participant terminal system" and received by, the Trustee no later than the close of business on the related Record Date. Requests for distributions that are on the Depository's participant terminal system and received by the Trustee after the related Record Date and requests, in either case, for distributions not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until such request is accepted or is withdrawn as provided in Section 4.10(c). Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Retail Lottery Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of the beneficial ownership of any Retail Lottery Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 4.10(c) on the Depository's participant terminal system.

      Distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be applied in an amount equal to the Senior Principal Distribution Amount allocable to such Class pursuant to Section 4.02(b), plus any amounts available for distribution from the Rounding Account established as provided in Section 4.09, provided that the aggregate distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on any Distribution Date shall be made in an integral multiple of $1,000.

      To the extent that the portion of the Senior Principal Distribution Amount allocable to distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on any Distribution Date exceeds the aggregate Certificate Principal Balance of Retail Lottery


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



Certificates with respect to which distribution requests, as set forth above, have been received (plus any amounts required to be distributed pursuant to the Rounding Account), distributions in reduction of the Certificate Principal
Balance of the Retail Lottery Certificates will be made by mandatory distribution pursuant to Section 4.10(d).

      (b) A Retail Lottery Certificate shall be deemed to be held by a Deceased Owner for purposes of this Section 4.10 if the death of the Certificate Owner thereof is deemed to have occurred. Retail Lottery Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner, and the Retail Lottery Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Certificate Principal Balance thereof, subject to the limitations stated above. Retail Lottery Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Individual Retail Lottery Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Retail Lottery Certificates, as applicable, owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in Individual Retail Lottery Certificates will be deemed to be the death of the Certificate Owner of such Retail Lottery Certificates regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Depository Participant. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Certificate interests shall include the power to sell, transfer or otherwise dispose of a Retail Lottery Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 4.10(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Owners in
Section 4.10(a).

      (c) Requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in Retail Lottery Certificates. In the case of a request on behalf of a Deceased Owner, appropriate evidence of death and any tax waivers are required to be forwarded to the Depository Participant under separate cover. The Depository Participant shall forward a certification, satisfactory to the Trustee, certifying the death of the Beneficial Owner and the receipt


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



of the appropriate death and tax waivers. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect
Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) on the Depository's participant terminal system. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Company, Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

      The  Depository  shall  maintain a list of those  Depository  Participants representing the appropriate Certificate Owners of Retail Lottery Certificates that have submitted requests for distributions in reduction of the Certificate Principal Balance of Retail Lottery Certificates, together with the order of receipt and the amounts of such requests on the Depository's participant terminal system. The Depository will honor requests for distributions in the order of their receipt (subject to the priorities described in Section 4.10(a) above). The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least three Business Days prior to such Distribution Date based on the report received by the Trustee pursuant to
Section 4.04 and shall notify the Depository as to the amount of the Senior Principal Distribution amount to be distributed to the Retail Lottery
Certificates by Random Lot pursuant to Section 4.10(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.10. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected persons.

      Individual Retail Lottery Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

      Any Certificate Owner of a Retail Lottery Certificate that has requested a distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. In the event that such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request on the Depository's participant terminal system. If such withdrawal of a request for distribution has not been received on the Depository's participant terminal system on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on such Distribution Date.

      In  the  event  any  requests  for   distributions  in  reduction  of  the
Certificate Principal Balance of the Retail Lottery Certificates are rejected by the Trustee for failure to comply with the


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



requirements of this Section 4.10, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

      (d) To the extent, if any, that distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on a Distribution Date exceed the outstanding Certificate Principal Balance of Retail Lottery Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.10(a) above, the additional distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates will be made by mandatory distributions in reduction thereof. Such mandatory distributions on Individual Retail Lottery Certificates will be made by Random Lot in accordance with the then-applicable Random Lot procedures of the Depository, the Depository Participants and the Indirect Depository Participants representing the Certificate Owners; provided however, that, if after the distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates on the next succeeding
Distribution Date on which mandatory distributions are to be made, the Certificate Principal Balance of the Retail Lottery Certificates would not be reduced to zero, the Individual Retail Lottery Certificates to which such distributions will be applied shall be selected by the Depository from those Retail Lottery Certificates not otherwise receiving distributions in reduction of the Certificate Principal Balance on such Distribution Date. The Trustee shall notify the Depository of the aggregate amount of the mandatory distribution in reduction of the Certificate Principal Balance of the Retail Lottery Certificates to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among its Depository Participants on a Random Lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Individual Retail Lottery Certificates from among those held in its accounts to receive mandatory distributions in reduction of the Certificate Principal
Balance of the Retail Lottery Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Retail Lottery Certificates selected for mandatory distributions in reduction of the Certificate Principal Balance thereof are required to provide notice of such mandatory distributions to the affected Certificate Owners. The Master Servicer agrees to notify the Trustee of the amount of distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates to be made on each Distribution Date in a timely manner such that the Trustee may fulfill its obligations pursuant to the letter of representations dated the Business Day immediately preceding the Closing Date among the Company, the Trustee and the Depository.

      (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on which any Realized Losses are allocated to the Retail Lottery Certificates, distributions in reduction of the Certificate Principal Balance of the Retail Lottery
Certificates will be made pro rata among the Certificate Owners of the Retail Lottery Certificates and will not be made in integral multiples of $1,000 nor pursuant to requests for distribution as permitted by this Section 4.10 or mandatory distributions by Random Lot.



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



      (f) In the event that Definitive Certificates representing the Retail Lottery Certificates are issued pursuant to Section 5.01, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Certificate Principal Balance of the Retail Lottery Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Retail Lottery Certificates, with the provisions of this Section 4.10.

      Section 4.11 Compliance with Withholding Requirements.

      Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholders pursuant to the terms of such requirements.



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



                                   ARTICLE V

                               THE CERTIFICATES

      Section The Certificates.

      (a) The Class A, Class M, Class B and Class R Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company and in the case of any Certificates issued on the Closing Date, upon receipt by the Trustee or one or more Custodians of the documents specified in
Section 2.01. The Certificates, other than the Class A-4, Class A-5, Class A-6 and Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of each of the Class A-P, Class B-2 and Class B-3 Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:

              Class A-P                   $  25,462.53
              Class B-2                   $250,300.00
              Class B-3                   $250,210.40

      The Class A-4, Class A-5 and Class A-6 Certificates will be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Class A-V Certificates and the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest (except as provided in Section 5.01(c) with respect to the Class A-V Certificates); provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and
(e) in a minimum denomination representing a Percentage Interest of not less than 0.01%. Each Subclass of the Class A-V Certificates shall be issuable in minimum denominations of not less than a 100% Percentage Interest, except as provided in Section 5.01(c).

      The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such


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



Certificate  has  been  duly   authenticated   and  delivered   hereunder.   All
Certificates shall be dated the date of their authentication.

      (b) The Class A Certificates, other than the Class A-P and Class A-V Certificates, and the Class M Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to each of the Class A Certificates, other than the Class A-P Certificates and Class A-V Certificates, and the Class M Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

      The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

      If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations


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



imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      (c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit Q executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent verification, rely on, and shall be protected in relying on, Residential Funding's determinations of the Uncertificated REMIC Regular Interests corresponding to any Subclass, the initial Class A-V Subclass Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for transfer or exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate
Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

      Section Registration of Transfer and Exchange of Certificates.

      (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

      (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section
8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, and in the case


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of any  other  Certificate,  the  Trustee  shall  execute  and  the  Certificate
Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

      (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

      (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. Except as provided in Section 5.02(e), in the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J-1 hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be written representation) from the Company, of the status of such transferee as an Affiliate of the Company or
(ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other


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"qualified  institutional  buyers" as defined under Rule 144A,  and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

      (e) In the case of any Class M, Class B or Class R Certificate presented for registration in the name of any Person, either (i) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or
(ii) the prospective transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit J-1 (with respect to any Class B Certificate), Exhibit J-2 (with respect to any Class M Certificate) or with a certification to the effect set forth in paragraph fourteen of Exhibit I-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class M Certificate or Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause (b), a "Complying Insurance Company").

              (ii) Notwithstanding the foregoing, an Opinion of Counsel or certification will not be required with respect to the transfer of any Class M Certificate to a Depository, or for any subsequent transfer of a Class M Certificate for so long as such Certificate is a Book-Entry Certificate (each such class M Certificate a "Book-Entry Mezzanine Certificate"). Any Transferee of a Book-Entry Mezzanine Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a "Complying Insurance Company").



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              (iii) (A) If any Book-Entry Mezzanine Certificate (or any interest therein) is acquired or held in violation of the provisions of Section (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

              (B) Any purported Certificate Owner whose acquisition or holding of any Book-Entry Mezzanine Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

      (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

              (A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

              (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

              (C)  Notwithstanding  the  delivery  of a Transfer  Affidavit  and
      Agreement  by  a  proposed   Transferee  under  clause  (B)  above,  if  a
      Responsible Officer of the Trustee who is


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



      assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

              (D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

              (E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

      (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

      (iii) (A) If any Person other than a Permitted Transferee shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

              (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser


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



selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

      (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

      (v) The provisions of this Section  5.02(f) set forth prior to this clause
(v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

              (A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

              (B) subject to Section 10.01(f), a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel), in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is not a Permitted Transferee or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.



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



      (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

      Section Mutilated, Destroyed, Lost or Stolen Certificates.

      If (i)  any  mutilated  Certificate  is  surrendered  to  the  Certificate
Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

      Section Persons Deemed Owners.

      Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(f).

      Section Appointment of Paying Agent.

      The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.


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




      The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

      Section Optional Purchase of Certificates.

      (a) On any Distribution Date on which the Pool Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the sum of the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

      (b) The Master Servicer or the Company, as applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

              (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

              (ii)  the purchase price therefor, if known, and

              (iii)  that  the  Record  Date   otherwise   applicable   to  such
      Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

      (c) Upon presentation and surrender of the Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued

Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

      (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable, shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this
Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.


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



                                  ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

      Section Respective Liabilities of the Company and the Master Servicer.

      The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

      Section Merger or  Consolidation  of the  Company or the Master  Servicer;
              Assignment of Rights and Delegation of Duties by Master Servicer.

      (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

      (b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

      (c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the


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due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

          Section Limitation on Liability of the Company, the Master Servicer and Others.

      Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

      Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the


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Accrued  Certificate  Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

      Section Company and Master Servicer Not to Resign.

      Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.


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                                  ARTICLE VII

                                    DEFAULT

      Section Events of Default.

      Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

              (i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

              (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

              (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

              (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or



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              (v) the Master  Servicer  shall admit in writing its  inability to pay its debts  generally  as they  become  due,  file a  petition  to take
      advantage  of,  or  commence  a  voluntary  case  under,   any  applicable
      insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

              (vi) the Master  Servicer  shall  notify the  Trustee  pursuant to
      Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

      If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

      Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder.


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



Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

      Section Trustee or Company to Act; Appointment of Successor.

      On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.



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      Section Notification to Certificateholders

      (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

      (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

      Section 7.04. Waiver of Events of Default.

      The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.


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



                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

      Section 8.01. Duties of Trustee.

      (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

      (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

      The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

      (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

              (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the


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



      correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

              (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

              (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

              (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and (ii) of Section 7.01 or an Event of Default under clauses
      (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

              (v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.



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



      Section Certain Matters Affecting the Trustee.

      (a)     Except as otherwise provided in Section 8.01:

              (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

              (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

              (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;


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




              (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

              (vii) To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

      (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

      Section Trustee Not Liable for Certificates or Mortgage Loans.

      The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

      Section Trustee May Own Certificates.

      The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

          Section   Master   Servicer  to  Pay  Trustee's   Fees  and  Expenses;
     Indemnification.



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      (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

      (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

              (i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

              (ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

              (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

      Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

      Section Eligibility Requirements for Trustee.

      The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing


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business  under  the  laws  of such  state  or the  United  States  of  America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section Resignation and Removal of the Trustee.

      (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.



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      (c) The  Holders of  Certificates  entitled  to at least 51% of the Voting
Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08.

      Section Successor Trustee.

      (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

      (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

      Section Merger or Consolidation of Trustee.

      Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any


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



further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

      Section Appointment of Co-Trustee or Separate Trustee.

      (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

      (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any


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lawful act under or in respect of this  Agreement on its behalf and in its name.
If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section Appointment of Custodians.

      The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 12.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

      Section Appointment of Office or Agency.

      The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, New York, New York 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 12.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.



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



                                  ARTICLE IX

                                  TERMINATION

      Section Termination Upon Purchase by the Master Servicer or the Company or
              Liquidation of All Mortgage Loans.

      (a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

              (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

              (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan), as reduced by any Servicing Modification that constituted an interest rate reduction to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

      The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian


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



shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

      (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution
Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

              (i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

              (ii) the amount of any such final payment, if known, and

              (iii)  that  the  Record  Date   otherwise   applicable   to  such
      Distribution Date is not applicable, and in the case of the Class A Certificates, Class M Certificates, Class B Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

      (c) In the case of the Class A, Class M, Class B and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each
Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of


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



subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

      (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

      Section Additional Termination Requirements.

      (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section 9.02 will not
(i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

              (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under Section 860F of the Code and regulations thereunder;

              (ii)  The  Master   Servicer  shall  notify  the  Trustee  at  the
      commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the


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      Certificates,  the Trustee  shall sell or otherwise  dispose of all of the remaining  assets of the Trust Fund in  accordance  with the terms hereof;
      and

              (iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash; provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution Date, the Master Servicer or the Company shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

      (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the Trust Fund at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.


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                                   ARTICLE X

                               REMIC PROVISIONS

      Section REMIC Administration.

      (a) The REMIC Administrator shall make an election to treat the Trust Fund (other than the Initial Monthly Payment Fund) as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A Certificates (other than the Class A-V Certificates), Class M Certificates, Class B Certificates and the Uncertificated REMIC Regular Interests shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the REMIC. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the regular interests and the interests represented by the Class R Certificates, respectively.

      (b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

      (c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as "the tax matters person" with respect to the Trust Fund in the manner provided under Treasury regulations section 1.860F- 4(d) and Treasury regulations section 301.6231(a)(7)-1. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation, not to exceed $3,000 per year, by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

      (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust Fund created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to


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indemnify  and hold  harmless  the Trustee  with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information, within their respective control, as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

      (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

      (f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause the Trust Fund created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator, or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such


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action  have  been  satisfied.  The  Trustee  shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund or its assets as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

      (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in
Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

      (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

      (i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to the Trust Fund unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding


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or  subject  the  Trust  Fund to any tax under  the  REMIC  Provisions  or other applicable provisions of federal, state and local law or ordinances.

      (j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit the Trust Fund to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

      (k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" for each "regular interest" is December 25, 2028.

      (l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for the Trust Fund.

      (m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to the Trust Fund after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

          Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

      (a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

      (b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be


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imposed  to the  extent  such  breach  is a result  of an error or  omission  in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

      (c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


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                                  ARTICLE XI

                                  [Reserved]



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                                  ARTICLE XII

                           MISCELLANEOUS PROVISIONS

      Section Amendment.

      (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

              (i)   to cure any ambiguity,

              (ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

              (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

              (iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the
      Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

              (v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in the Trust Fund, provided that (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any


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     of the  Certificateholders  (other than the  transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

              (vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

      (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

              (i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

              (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

      (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. The Trustee may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities and this agreement or otherwise; provided however, such consent shall not be unreasonably withheld.

      (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 12.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.



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      (e) The Company shall have the option,  in its sole discretion,  to obtain
and  deliver  to  the  Trustee  any  corporate  guaranty,   payment  obligation,
irrevocable  letter  of  credit,   surety  bond,  insurance  policy  or  similar
instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A
Certificateholders,    the   Class   R    Certificateholders,    the   Class   M
Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

      Section Recordation of Agreement; Counterparts.

      (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by


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an  Opinion  of  Counsel to the  effect  that such  recordation  materially  and beneficially affects the interests of the Certificateholders.

      (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section Limitation on Rights of Certificateholders.

      (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

      (b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 12.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.



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      Section Governing Law.

      This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section Notices.

      All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to (a) in the case of the Company, 8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention:
President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10 Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Ms. Becker, or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126, Attention: Residential Funding Corporation Series 1998-S31 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch, and (e) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      Section Notices to Rating Agency.

      The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

              (a)   a material change or amendment to this Agreement,

              (b)   the occurrence of an Event of Default,

              (c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

              (d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by
      Section 3.12 or the cancellation or modification of coverage under any such instrument,

              (e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

              (f) the statements  required to be delivered  pursuant to Sections
3.18 and 3.19,

              (g) a change in the location of the Custodial Account or the Certificate Account,

              (h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

              (i)   the occurrence of the Final Distribution Date, and

              (j)   the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

      Section Severability of Provisions.

      If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

      Section Supplemental Provisions for Resecuritization.

      This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby.

To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

      Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

      IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.

[Seal]
                                    By:
                                         Name: Stephen Hynes
                                         Title:   Vice President


Attest:
          Name: Randy Van Zee
          Title:   Vice President


                         RESIDENTIAL FUNDING CORPORATION

[Seal]
                                    By:
                                         Name: Randy Van Zee
                                         Title:   Director


Attest:
          Name:  Stephen Hynes
          Title:    Director


                       THE FIRST NATIONAL BANK OF CHICAGO,
                                    as Trustee

[Seal]
                                    By:
                                      Name:
                                      Title:

Attest:
          Name:
          Title:

STATE OF MINNESOTA    )
                          ) ss.:
COUNTY OF HENNEPIN  )


            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared Stephen Hynes, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Notary Public

[Notarial Seal]

STATE OF MINNESOTA  )
                          ) ss.:
COUNTY OF HENNEPIN    )


            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Notary Public

[Notarial Seal]

STATE OF    )
                        ) ss.:
COUNTY OF  )


            On the 30th day of December, 1998 before me, a notary public in and for said State, personally appeared ________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                  Notary Public

[Notarial Seal]

                                  EXHIBIT A

                          FORM OF CLASS A CERTIFICATE

            SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

            [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998.
ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. __           [_____%] [Adjustable][Variable] [Pass-Through
                             Rate] [Step Rate]
Class A-__ Senior

Date of Pooling and Servicing      Percentage Interest: ____%
Agreement and Cut-off Date:
December 1, 1998

First Distribution Date:     Aggregate Initial [Certificate Principal Balance]
January 25, 1999             [Notional Amount] of the Class A-__ Certificates:
                                       $------------

Master Servicer:             Initial [Certificate Principal
Residential Funding Corporation  Balance] [Notional Amount] of this Certificate:
                                       $------------

Assumed Final                CUSIP _________
Distribution Date:
December 25, 2028


                       MORTGAGE PASS-THROUGH CERTIFICATE
                                SERIES 1998-S31

      evidencing a percentage interest in the distributions allocable to the Class A-__ Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial [Certificate Principal Balance] [Notional Amount] of this Certificate by the aggregate Initial [Certificate Principal Balance] [Notional Amount] of all Class A-___ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage

Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of [interest and] [principal], if any, required to be distributed to Holders of Class A-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New
York. The Initial [Certificate Principal Balance] [Notional Amount] of this Certificate is set forth above. The [Certificate Principal Balance] [Notional Amount] hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: December 30THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                               By:
                                          Authorized Signatory



                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-__ Certificates referred to in the within-mentioned Agreement.

                                   THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                                               By:
                                          Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT B

                          FORM OF CLASS M CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES [,] [AND] [CLASS R CERTIFICATES] [,] [AND CLASS M-1 CERTIFICATES] [,] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

                  NO TRANSFER OF THIS CLASS M CERTIFICATE WILL BE MADE UNLESS THE TRUSTEE HAS RECEIVED EITHER (A) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, THE COMPANY AND THE MASTER SERVICER WITH RESPECT TO THE PERMISSIBILITY OF SUCH TRANSFER UNDER THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") AND SECTION 4975 OF THE INTERNAL REVENUE CODE (THE "CODE") AND STATING, AMONG OTHER THINGS, THAT THE TRANSFEREE'S ACQUISITION OF A CLASS M CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (B) A REPRESENTATION LETTER, IN THE FORM AS DESCRIBED BY THE AGREEMENT, EITHER STATING THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (A "PLAN"), OR ANY OTHER PERSON (INCLUDING AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY PLAN) ACTING, DIRECTLY OR INDIRECTLY, ON BEHALF OF OR PURCHASING ANY CERTIFICATE WITH "PLAN ASSETS" OF ANY PLAN (A "PLAN INVESTOR"), OR STATING THAT (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS TO BE USED BY IT TO PURCHASE THE CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIED THIS CLAUSE (B), A "COMPLYING INSURANCE COMPANY").

            NOTWITHSTANDING THE ABOVE, WITH RESPECT TO THE TRANSFER OF THIS CERTIFICATE TO A DEPOSITORY OR ANY SUBSEQUENT TRANSFER OF ANY INTEREST IN THIS CERTIFICATE FOR SO LONG AS THIS CERTIFICATE IS HELD BY A DEPOSITORY, (I) NEITHER AN OPINION OF COUNSEL NOR A CERTIFICATION, EACH AS DESCRIBED IN THE FOREGOING PARAGRAPH, SHALL BE REQUIRED, AND (II) THE FOLLOWING CONDITIONS SHALL APPLY:

1. ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) THAT EITHER (A) SUCH TRANSFEREE IS NOT A PLAN INVESTOR OR (B) SUCH TRANSFEREE IS A COMPLYING INSURANCE COMPANY; AND

2. IF THIS CERTIFICATE (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD IN VIOLATION OF THE PROVISIONS OF THE PRECEDING PARAGRAPH,
      THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A
      PLAN INVESTOR OR (II) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE
      DATE OF SUCH TRANSFER OF THIS CERTIFICATE.  THE TRUSTEE SHALL
      BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS
      DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

            ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST HEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 5.02(E) OF THE POOLING AND SERVICING AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE COMPANY, THE TRUSTEE, THE MASTER SERVICER, ANY SUBSERVICER, AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

      [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $______________OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ______% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $______________-_PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]

Certificate No. ___     ____% Pass-Through Rate

Class M-    Mezzanine   Aggregate Certificate
                                   Principal Balance
                                   of the Class M Certificates:
Date of Pooling and Servicing   $_______________
Agreement and Cut-off Date:
December 1, 1998        Initial Certificate Principal
                                   Balance of this Certificate:
First Distribution Date:   $_______________
January 25, 1999
                                   CUSIP: ____________
Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
December 25, 2028


                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                Series 1998-S31

      evidencing a percentage interest in any distributions allocable to the Class M-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing

Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class M Certificate will be made unless the Trustee has received either (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class M Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (b) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "Plan Investor"), or stating that (i) the transferee is an insurance company, (ii) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class

Exemption ("PTCE") 95-60), and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
(b), a "Complying Insurance Company").

            Notwithstanding the above, with respect to the transfer of this Certificate to a Depository or any subsequent transfer or any interest in this Certificate for as long as this Certificate is held by the Depository, (i) neither an opinion of counsel nor a certification, each as described in the foregoing paragraph, shall be required, and (ii) the following conditions shall apply:

            1. Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that either (a) such Transferee is not a Plan Investor or (b) such Transferee is a Complying Insurance Company; and

            2. If this Certificate (or any interest herein) is acquired or held in violation of the provisions of the preceding paragraph, then the last preceding Transferee that either (i) is not a Plan Investor or (ii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

            Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30, 1998  THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT C

                          FORM OF CLASS B CERTIFICATE

      THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, CLASS R CERTIFICATES [,] [AND] [CLASS M CERTIFICATES] [,] [AND] [CLASS B-1 CERTIFICATES] [AND] [CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

      THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE
FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS DECEMBER 30, 1998. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 275% OF THE STANDARD PREPAYMENT ASSUMPTION (AS
DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. __      ____ % Pass-Through Rate

Class B-__ Subordinate   Aggregate Certificate
                                   Principal Balance
                                   of the Class B-__
                                   Certificates as of
Date of Pooling and Servicing   the Cut-off Date:
Agreement and Cut-off Date:  $_______________
December 1, 1998
                                   Initial Certificate Principal
                                   Balance of this Certificate:
First Distribution Date:    $_______________
January 25, 1999

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
December 25, 2028

                      MORTGAGE PASS-THROUGH CERTIFICATE,
                               Series 1998-S31

      evidencing a percentage interest in any distributions allocable to the Class B-__ Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This   certifies   that   _______________________________   is   the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-__ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the

Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B-__ Certificates on such Distribution Date.

            Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

            No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under PTCE 95-60.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30, 1998  THE FIRST NATIONAL BANK OF CHICAGO,
                               as Trustee


                              By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-__ Certificates referred to in the within-mentioned Agreement.

                              THE FIRST NATIONAL BANK OF CHICAGO,
                               as Certificate Registrar


                              By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                    Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT D

                          FORM OF CLASS R CERTIFICATE

      THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED
BELOW).

      SOLELY  FOR U.S.  FEDERAL  INCOME  TAX  PURPOSES,  THIS  CERTIFICATE  IS A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

      NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

      ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH

REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No. ___             ____% Pass-Through Rate

Class R Senior                  Aggregate Initial Certificate Principal
                                Balance of the Class R Certificates:
                                $100.00

Date of Pooling and Servicing    Percentage Interest: ______%
Agreement and Cut-off Date:
December 1, 1998

First Distribution Date:        Initial Certificate Principal
January 25, 1999                Balance of this Certificate:
                                              $---------------

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:    CUSIP ____________
December 25, 2028


                      MORTGAGE PASS-THROUGH CERTIFICATE,
                                SERIES 1998-S31

      evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

            This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

            This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a Trust Fund, consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I,

Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

            Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

            Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

            No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

            As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this

Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

            This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

            The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

            Reference  is  hereby  made  to  the  further   provisions  of  this
Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: December 30THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Trustee


                                               By:
                                    Authorized Signatory




                         CERTIFICATE OF AUTHENTICATION

            This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                    THE FIRST NATIONAL BANK OF CHICAGO, as
                                    Certificate Registrar


                                    By:
                                    Authorized Signatory

                                  ASSIGNMENT


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                        Signature by or on behalf of assignor




                                          Signature Guaranteed

                           DISTRIBUTION INSTRUCTIONS

            The  assignee   should   include  the   following  for  purposes  of
distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the account of account number , or, if mailed by check, to Applicable statements should be mailed to .

     This information is provided by , the assignee named above, or , as its agent.

                                   EXHIBIT E

                              CUSTODIAL AGREEMENT

            THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of December 1, 1998, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as company (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION (together with any successor in interest or any successor appointed hereunder, the "Custodian").


                        W I T N E S S E T H T H A T :

            WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement, dated as of December 1, 1998, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1998-S31 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

            WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                                   ARTICLE I

                                  Definitions

            Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original Pooling Agreement, unless otherwise required by the context herein.

                                  ARTICLE II

                         Custody of Mortgage Documents

            Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders.

            Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

            Section 2.3.  Review of Mortgage Files.

            (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto (the "Mortgage Loan Schedule").

            (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of Certificateholders, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection
(c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master

Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

            (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

            Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

            Section 2.4. Notification of Breaches of Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

            Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

            From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. With such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage

File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

            Section 2.6. Assumption Agreements. In the event that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                                  ARTICLE III

                           Concerning the Custodian

            Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section 2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

            Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim.

Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

            Section 3.3. Custodian May Own Certificates. The Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

            Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

            Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor Custodian.

            The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

            Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

            Section 3.6. Merger or Consolidation of Custodian. Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

            Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $15,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                                  ARTICLE IV

                           Miscellaneous Provisions

            Section 4.1. Notices. All notices, requests, consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

            Section 4.2. Amendments. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

            SECTION 4.3. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.5. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the holders thereof.

            IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                               THE FIRST NATIONAL BANK OF
                                       CHICAGO, as Trustee

One North State Street
Chicago, Illinois 60602

Attention: Residential Funding
Corporation, Series 1998-S31
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING MORTGAGE
                                       SECURITIES I, INC., as Company
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437
                                       By:
                                       Name:
                                       Title:


Address:                               RESIDENTIAL FUNDING
                                       CORPORATION, as Master Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                                       By:
                                       Name:
                                       Title:


Address:                               NORWEST BANK MINNESOTA,
                                       NATIONAL ASSOCIATION, as Custodian
401 Second Avenue South
Minneapolis, Minnesota  55479

                                       By:
                                       Name:
                                       Title:

STATE OF ILLINOIS  )
                              ) ss.:
COUNTY OF ______________ )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of The First National Bank of Chicago, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                                      Notary Public


[SEAL]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared __________________, known to me to be a ________________ of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                                        Notary Public


[SEAL]

STATE OF MINNESOTA )
                        ) ss.:
COUNTY OF HENNEPIN )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                             Notary Public

[Notarial Seal]




STATE OF MINNESOTA   )
                              ) ss:
COUNTY OF HENNEPIN   )


            On the _____ day of December, 1998, before me, a notary public in and for said State, personally appeared ________________, known to me to be a _______________ of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                Notary Public

[Notarial Seal]

                                  EXHIBIT ONE

                               FORM OF CUSTODIAN
                             INITIAL CERTIFICATION


                                          December 30, 1998


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S31

Re: Custodial Agreement, dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S31


Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage Note or a lost note affidavit with a copy of the related Mortgage Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                  EXHIBIT TWO

                    FORM OF CUSTODIAN INTERIM CERTIFICATION



                              ________________ ____, 1998



The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S31

Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S31


Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                          NORWEST BANK MINNESOTA,
                                          NATIONAL  ASSOCIATION



                                          By:
                                          Name:
                                          Title:

                                 EXHIBIT THREE

                     FORM OF CUSTODIAN FINAL CERTIFICATION



                                    _____________ ___, 1998




The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding
Corporation, Series 1998-S31

Re: Custodial Agreement dated as of December 1, 1998, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1998-S31


Ladies and Gentlemen:

            In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing (I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

          (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

           (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

            (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

            (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

           (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

          (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

           (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

            (v)   The Security Agreement;

           (vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

          (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

           (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

            (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

            Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Custodial Agreement.

                                    NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION


                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT F

                            MORTGAGE LOAN SCHEDULE




1

  RUN ON     : 12/22/98           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 09.43.00          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S31                               CUTOFF : 12/01/98
  POOL       : 0004344
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I     LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I      VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    1649695          891/G01             F           92,743.00         ZZ
                                         349         92,590.21          1
    STATE ROAD 1269                    7.375            646.14         73
                                       7.125            646.14      128,000.00
    WAYNESVILLE      NC   28786          4            08/26/98         00
    0431072537                           05           11/01/98          0
    971080213                            O            11/01/27
    0


    1691771          891/G01             F          122,600.00         ZZ
                                         356        122,212.85          1
    LOT 12 NORTHFIELD PARK             7.375            849.38         85
                                       7.125            849.38      145,000.00
    KELLOGG          IA   50135          4            07/02/98         12
    0431128644                           05           09/01/98         12
    98002252                             O            04/01/28
    0


    1712157          976/976             F          543,750.00         ZZ
                                         360        540,609.44          1
    245 SEVENTH AVENUE UNIT 7-B        7.750          3,895.50         75
                                       7.500          3,895.50      725,000.00
    NEW YORK         NY   10001          2            03/09/98         00
    5194132                              08           05/01/98          0
    5194132                              O            04/01/28
    0


    1736047          926/926             F          288,000.00         T
                                         360        277,253.25          1
    112 BARRINGTON COURT               7.625          2,038.45         73
                                       7.375          2,038.45      395,000.00
    HILTON HEAD ISL  SC   29928          2            03/11/98         00
    163011376                            08           05/01/98          0
1


    163011376                            O            04/01/28
    0


    1747081          526/526             F          727,000.00         ZZ
                                         360        699,531.55          1
    14 AVENIDA DE AZALEA               7.625          5,145.67         70
                                       7.375          5,145.67    1,050,000.00
    RANCHO PALOS VE  CA   90275          2            02/13/98         00
    9190818                              03           04/01/98          0
    9190818                              O            03/01/28
    0


    1747432          G10/G01             F          340,000.00         ZZ
                                         360        340,000.00          1
    11937 EDGESTONE ROAD               7.375          2,348.30         79
                                       7.125          2,348.30      435,000.00
    DALLAS           TX   75230          1            11/23/98         00
    0431127273                           03           01/01/99          0
    XD8059008                            O            12/01/28
    0


    1747608          686/686             F           75,000.00         ZZ
                                         360         74,640.56          1
    77785   SAINT AUGUSTINE DR         8.000            550.33         42
                                       7.750            550.33      180,000.00
    PALM DESERT      CA   92211          1            05/06/98         00
    818815664                            05           06/01/98          0
    818815664                            O            05/01/28
    0


    1747652          686/686             F           86,200.00         ZZ
                                         240         84,583.49          1
    34      SEAVIEW RD                 8.000            721.02         75
                                       7.750            721.02      115,000.00
    BOURNE           MA   02532          2            04/30/98         00
    818789562                            05           06/01/98          0
    818789562                            O            05/01/18
    0


    1748453          F96/K06             F          336,000.00         T
                                         360        327,827.21          1
    5609 HOLLY AVENUE                  6.750          2,179.29         80
                                       6.500          2,179.29      420,000.00
    HARVEY CEDARS    NJ   08008          1            03/13/98         00
    0430816744                           05           05/01/98          0
    2162                                 O            04/01/28
    0


1


    1777441          862/G01             F          267,750.00         ZZ
                                         360        267,750.00          1
    21740 WOODROSE PLACE               7.625          1,895.12         85
                                       7.375          1,895.12      315,000.00
    SALINAS          CA   93908          2            11/10/98         01
    0431123553                           03           01/01/99         12
    0004700548                           O            12/01/28
    0


    1782780          180/G01             F          250,000.00         ZZ
                                         360        249,250.85          1
    4280 CASA LOMA ROAD                7.500          1,748.04         56
                                       7.250          1,748.04      450,000.00
    MORGAN HILL      CA   95037          1            07/06/98         00
    0431078229                           05           09/01/98          0
    0012980959                           O            08/01/28
    0


    1788322          180/G01             F          300,000.00         ZZ
                                         360        299,049.94          1
    559 E ARQUES AVENUE                7.375          2,072.03         71
                                       7.125          2,072.03      425,000.00
    SUNNYVALE        CA   94086          1            07/21/98         00
    0431094689                           05           09/01/98          0
    0013041777                           O            08/01/28
    0


    1788378          J95/J95             F          389,700.00         ZZ
                                         360        388,442.26          1
    2 CONISTON ROAD                    7.125          2,625.49         49
                                       6.875          2,625.49      800,000.00
    BALTIMORE        MD   21204          2            07/08/98         00
    9397548                              05           09/01/98          0
    9397548                              O            08/01/28
    0


    1789223          B75/G01             F          150,000.00         ZZ
                                         360        149,688.30          1
    4012 49TH S W                      7.875          1,087.60         80
                                       7.625          1,087.60      187,500.00
    SEATTLE          WA   98116          1            08/21/98         00
    0431104694                           05           10/01/98          0
    7452840                              O            09/01/28
    0


    1790073          F28/K06             F          425,000.00         ZZ
                                         360        423,694.46          1
    66 EISENHOWER DRIVE                7.375          2,935.37         58
                                       7.125          2,935.37      744,000.00
1


    SHARON           MA   02067          2            07/17/98         00
    0430982595                           05           09/01/98          0
    3886294                              O            08/01/28
    0


    1790882          E45/G01             F          300,000.00         ZZ
                                         360        299,007.72          1
    506 ROCKWELL CHURCH ROAD           7.000          1,995.91         85
                                       6.500          1,995.91      355,000.00
    WINDER           GA   30680          2            07/28/98         04
    617908825                            05           09/01/98         17
    35454                                O            08/01/28
    0


    1791734          830/G01             F          264,600.00         ZZ
                                         360        263,992.26          1
    1029 ROSEDALE ROAD                 7.375          1,827.53         63
                                       7.125          1,827.53      420,000.00
    ATLANTA          GA   30306          2            08/07/98         00
    0431092386                           05           10/01/98          0
    538534                               O            09/01/28
    0


    1792174          813/813             F          585,000.00         T
                                         360        583,656.36          1
    3265 BALDWIN AVENUE                7.375          4,040.45         75
                                       7.125          4,040.45      780,000.00
    MAKAWAO          HI   96768          1            08/04/98         00
    980715003                            05           10/01/98          0
    980715003                            O            09/01/28
    0


    1793738          573/G01             F          375,900.00         ZZ
                                         360        375,014.93          1
    2 COMO CIRCLE                      7.250          2,564.31         80
                                       7.000          2,564.31      469,900.00
    PALM DESERT      CA   92211          1            08/01/98         00
    0431099076                           03           10/01/98          0
    122134                               O            09/01/28
    0


    1794091          731/G01             F          255,500.00         ZZ
                                         360        255,500.00          1
    101 SHELL DRIVE #S304              7.500          1,786.49         70
                                       7.250          1,786.49      365,000.00
    WATSONVILLE      CA   95076          2            11/10/98         00
    0431115922                           01           01/01/99          0
    111056958                            O            12/01/28
    0
1




    1794154          918/G01             F          189,000.00         ZZ
                                         360        188,856.18          1
    215 WEST 95TH STREET UNIT 3G       7.375          1,305.38         90
                                       7.125          1,305.38      210,000.00
    NEW YORK         NY   10025          1            10/13/98         01
    0431109230                           06           12/01/98         25
    30482                                O            11/01/28
    0


    1794208          A06/G01             F          312,000.00         ZZ
                                         360        311,750.49          1
    9249 TAN BAY                       7.125          2,102.01         75
                                       6.875          2,102.01      416,000.00
    COMMERCE         MI   48382          2            10/07/98         00
    0431091388                           05           12/01/98          0
    9810773                              O            11/01/28
    0


    1795767          B49/G01             F          300,000.00         ZZ
                                         360        299,162.08          1
    3317 BLAKE STREET #100             7.500          2,097.65         75
                                       7.250          2,097.65      400,000.00
    DENVER           CO   80205          5            09/29/98         00
    0431085646                           01           12/01/98          0
    1795767                              O            11/01/28
    0


    1796319          180/G01             F          139,200.00         ZZ
                                         360        138,888.12          1
    17216 EAST KENSINGTON PLACE        7.500            973.31         80
                                       7.250            973.31      174,000.00
    FOUNTAIN HILLS   AZ   85268          1            08/06/98         00
    0431013523                           03           10/01/98          0
    0013131933                           O            09/01/28
    0


    1799537          637/G01             F          515,000.00         ZZ
                                         360        514,617.80          1
    40 CEDAR DRIVE EAST                7.500          3,600.95         80
                                       7.250          3,600.95      650,000.00
    BRIARCLIFF MANO  NY   10510          2            09/29/98         00
    0431099530                           05           12/01/98          0
    00                                   O            11/01/28
    0


    1799562          830/G01             F           40,529.29         T
                                         316         40,366.79          1
1


    6345 COLLINS AVE 819               7.625            297.77         68
                                       7.375            297.77       60,000.00
    MIAMI BEACH      FL   33141          6            07/03/98         00
    0431105196                           01           09/01/98          0
    1394533                              O            12/01/24
    0


    1799597          E22/G01             F          216,000.00         ZZ
                                         360        215,144.23          1
    1374 WARWICK AVENUE                7.250          1,473.50         80
                                       7.000          1,473.50      273,000.00
    THOUSAND OAKS    CA   91360          2            08/19/98         00
    0411006877                           05           10/01/98          0
    411006877                            O            09/01/28
    0


    1799900          962/G01             F          130,000.00         ZZ
                                         360        129,896.04          1
    2215 VICTORIA ROSE LANE            7.125            875.84         62
                                       6.875            875.84      210,000.00
    FARGO            ND   58104          2            10/28/98         00
    0431095280                           05           12/01/98          0
    000                                  O            11/01/28
    0


    1800034          F88/G01             F          750,000.00         ZZ
                                         360        748,855.12          1
    43 PHEASANT RUN TERRACE            7.375          5,180.06         49
                                       7.125          5,180.06    1,550,000.00
    DANVILLE         CA   94506          2            09/15/98         00
    0431098540                           03           11/01/98          0
    98050260                             O            10/01/28
    0


    1801059          830/G01             F          277,000.00         ZZ
                                         360        276,363.79          1
    620 WILDWOOD WAY                   7.375          1,913.17         72
                                       7.125          1,913.17      385,000.00
    WOODLAND         CA   95695          2            08/31/98         00
    0431095975                           05           10/01/98          0
    539458                               O            09/01/28
    0


    1801334          931/G01             F          266,500.00         ZZ
                                         360        266,276.10          1
    18 BRANDY LANE                     6.875          1,750.72         77
                                       6.625          1,750.72      346,500.00
    TRUMBULL         CT   06611          1            10/30/98         00
    0431111525                           05           12/01/98          0
1


    042849                               O            11/01/28
    0


    1803185          A50/A50             F          520,000.00         ZZ
                                         360        518,441.79          1
    263 MARSH LAKES DRIVE              7.500          3,635.92         80
                                       7.250          3,635.92      650,000.00
    FERNANDINA BEAC  FL   32034          1            07/23/98         00
    102197                               03           09/01/98          0
    102197                               O            08/01/28
    0


    1805276          F59/G01             F          394,000.00         ZZ
                                         360        393,684.93          1
    14 LYNN RD                         7.125          2,654.45         74
                                       6.875          2,654.45      535,000.00
    NEEDHAM          MA   02494          5            10/22/98         00
    0431093269                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1806767          K21/G01             F          297,100.00         ZZ
                                         360        296,844.21          1
    17444 ALMOND ROAD                  6.750          1,926.98         56
                                       6.500          1,926.98      535,000.00
    CASTRO VALLEY    CA   94546          2            10/16/98         00
    0431085968                           05           12/01/98          0
    9810265                              O            11/01/28
    0


    1807126          003/G01             F          110,650.00         ZZ
                                         360        110,458.92          1
    1537 WOODMOORE DRIVE               6.750            717.68         80
                                       6.500            717.68      138,355.00
    MARIETTA         GA   30008          1            09/16/98         00
    0431041672                           05           11/01/98          0
    0010124055                           O            10/01/28
    0


    1807166          F59/G01             F          330,000.00         ZZ
                                         360        329,748.89          1
    25 MARGRAVE AVENUE                 7.375          2,279.23         75
                                       7.125          2,279.23      440,000.00
    PROVIDENCE       RI   02906          5            10/05/98         00
    0431099159                           05           12/01/98          0
    0000                                 O            11/01/28
    0


1


    1807348          K21/G01             F          256,500.00         ZZ
                                         360        256,279.16          1
    1415 EAST PALM AVENUE              6.750          1,663.65         90
                                       6.500          1,663.65      285,000.00
    ORANGE           CA   92866          1            10/05/98         14
    0431071851                           05           12/01/98         25
    9810275                              O            11/01/28
    0


    1808017          201/G01             F          267,450.00         ZZ
                                         360        266,628.39          1
    6658 CONCH COURT                   7.375          1,847.22         95
                                       7.125          1,847.22      281,588.00
    BOYNTON BEACH    FL   33436          1            07/17/98         11
    0431027580                           03           09/01/98         30
    3509052811                           O            08/01/28
    0


    1808207          129/G01             F          145,350.00         ZZ
                                         360        145,024.35          1
    2332 SOUTH REVOLTA STREET          7.500          1,016.31         95
                                       7.250          1,016.31      153,000.00
    MESA             AZ   85208          2            08/25/98         10
    0431104405                           03           10/01/98         30
    3500205673                           O            09/01/28
    0


    1808305          E33/G01             F          285,000.00         ZZ
                                         360        284,519.75          1
    573 TIMBER LANE                    6.875          1,872.25         65
                                       6.625          1,872.25      440,000.00
    LAKE FOREST      IL   60045          2            09/14/98         00
    0431062207                           05           11/01/98          0
    353445141                            O            10/01/28
    0


    1808495          526/526             F          275,000.00         ZZ
                                         360        274,090.43          1
    4987  STERLING GROVE LANE          7.000          1,829.58         62
                                       6.750          1,829.58      447,302.00
    SAN DIEGO        CA   92130          1            07/09/98         00
    331530                               05           09/01/98          0
    331530                               O            08/01/28
    0


    1808629          731/G01             F          319,200.00         ZZ
                                         360        318,931.83          1
    149 WALNUT AVENUE                  6.875          2,096.92         80
                                       6.625          2,096.92      399,000.00
1


    SUNNYVALE        CA   94087          1            10/05/98         00
    0431096809                           05           12/01/98          0
    114257151                            O            11/01/28
    0


    1809310          976/976             F          270,000.00         ZZ
                                         360        269,577.47          1
    391 ST GEORGE ROAD                 7.250          1,841.88         75
                                       7.000          1,841.88      362,000.00
    STATEN ISLAND    NY   10306          5            09/09/98         00
    5497334                              05           11/01/98          0
    5497334                              O            10/01/28
    0


    1809400          A06/G01             F          616,000.00         ZZ
                                         360        615,507.39          1
    741 SUFFIELD                       7.125          4,150.11         69
                                       6.875          4,150.11      900,000.00
    BIRMINGHAM       MI   48009          5            10/08/98         00
    0431089077                           05           12/01/98          0
    9813010                              O            11/01/28
    0


    1809928          959/G01             F          500,000.00         ZZ
                                         360        499,569.51          1
    18 DAWN DRIVE                      6.750          3,242.99         68
                                       6.500          3,242.99      740,000.00
    WESTPORT         CT   06880          1            10/22/98         00
    0431122159                           05           12/01/98          0
    1809928                              O            11/01/28
    0


    1809931          025/025             F          299,769.40         ZZ
                                         329        297,613.23          1
    1890 HIGHGROVE CLUB DRIVE          7.000          2,051.33         64
                                       6.750          2,051.33      475,000.00
    ALPHARETTA       GA   30201          2            04/13/98         00
    415483                               05           06/01/98          0
    415483                               O            10/01/25
    0


    1809936          025/025             F          276,100.00         ZZ
                                         360        273,992.25          1
    11904 HOGANS ALLEY                 7.500          1,930.54         90
                                       7.250          1,930.54      307,000.00
    CHESTER          VA   23831          2            02/02/98         12
    568099                               03           03/01/98         25
    568099                               O            02/01/28
    0
1




    1809946          025/025             F          500,000.00         T
                                         348        496,475.55          1
    943 INLET CIRCLE                   7.750          3,608.28         68
                                       7.500          3,608.28      745,000.00
    VENICE           FL   34285          2            02/09/98         00
    556431                               05           04/01/98          0
    556431                               O            03/01/27
    0


    1809952          025/025             F          297,000.00         ZZ
                                         360        294,456.42          1
    2406 WILLIAMS STREET               7.375          2,051.31         90
                                       7.125          2,051.31      330,000.00
    AUGUSTA          GA   30904          2            05/26/98         14
    129274                               05           07/01/98         25
    129274                               O            06/01/28
    0


    1809955          025/025             F          404,000.00         ZZ
                                         360        402,365.35          1
    2004 NORLAND CIRCLE COURT          7.125          2,721.82         80
                                       6.875          2,721.82      505,000.00
    ALPHARETTA       GA   30202          2            06/24/98         00
    186729                               03           08/01/98          0
    186729                               O            07/01/28
    0


    1809973          025/025             F          245,175.40         ZZ
                                         270        242,635.04          1
    222 LOUELLA LANE                   7.375          1,863.08         38
                                       7.125          1,863.08      660,000.00
    NOKOMIS          FL   34275          2            05/01/98         00
    908001                               05           06/01/98          0
    908001                               O            11/01/20
    0


    1809978          025/025             F          102,400.00         ZZ
                                         360        102,115.33          1
    4341 SW 73RD TERRACE               7.875            742.47         80
                                       7.625            742.47      128,000.00
    DAVIE            FL   33314          2            07/24/98         00
    215144                               05           09/01/98          0
    215144                               O            08/01/28
    0


    1809988          025/025             F          293,000.00         ZZ
                                         360        290,014.18          1
1


    107 WINDJAMMER WEST                7.500          2,048.70         83
                                       7.250          2,048.70      355,000.00
    EMERALD ISLE     NC   28594          2            02/26/98         01
    569608                               03           04/01/98         12
    569608                               O            03/01/28
    0


    1810052          025/025             F          243,900.00         ZZ
                                         360        243,150.77          1
    2810 SW 130TH TERRACE              7.375          1,684.56         90
                                       7.125          1,684.56      271,000.00
    ARCHER           FL   32618          4            07/24/98         11
    818270                               03           09/01/98         25
    818270                               O            08/01/28
    0


    1810055          025/025             F          267,400.00         ZZ
                                         358        266,567.19          1
    1547 SE BALLANTRAE COURT           7.375          1,849.69         67
                                       7.125          1,849.69      400,000.00
    PORT ST LUCIE    FL   34952          2            07/24/98         00
    992085                               03           09/01/98          0
    992085                               O            06/01/28
    0


    1810060          025/025             F          388,000.00         ZZ
                                         360        384,670.97          1
    10239 THIMBLE FIELDS DRIVE         7.125          2,614.03         46
                                       6.875          2,614.03      850,000.00
    KNOXVILLE        TN   37922          2            07/28/98         00
    789704                               03           09/01/98          0
    789704                               O            08/01/28
    0


    1810529          025/025             F          500,000.00         ZZ
                                         360        498,822.78          1
    9235 DOUBLE EAGLE LANE             7.250          3,410.88         75
                                       7.000          3,410.88      675,000.00
    KNOXVILLE        TN   37922          2            08/10/98         00
    373615                               03           10/01/98          0
    373615                               O            09/01/28
    0


    1810534          637/G01             F          308,000.00         ZZ
                                         360        307,741.24          1
    4423 EAST HARVEY WAY               6.875          2,023.34         80
                                       6.625          2,023.34      385,000.00
    LONG BEACH       CA   90808          1            10/13/98         00
    0431102110                           05           12/01/98          0
1


    0010673572                           O            11/01/28
    0


    1810535          025/025             F          485,000.00         ZZ
                                         360        483,385.44          1
    8906 HEMINGWAY GROVE CIRCLE        7.125          3,267.53         76
                                       6.875          3,267.53      645,000.00
    KNOXVILLE        TN   37922          1            08/14/98         00
    373570                               03           10/01/98          0
    373570                               O            09/01/28
    0


    1810834          637/G01             F          844,000.00         ZZ
                                         360        843,325.06          1
    47 RIDGE AVENUE                    7.125          5,686.19         64
                                       6.875          5,686.19    1,325,000.00
    MILL VALLEY      CA   94941          2            10/13/98         00
    0431102326                           05           12/01/98          0
    000                                  O            11/01/28
    0


    1811074          A06/G01             F          879,300.00         ZZ
                                         360        878,596.83          1
    760 KENNEBEC                       7.125          5,924.01         70
                                       6.875          5,924.01    1,256,150.00
    BLOOMFIELD HILL  MI   48323          1            10/30/98         00
    0431101823                           05           12/01/98          0
    001000009813342                      O            11/01/28
    0


    1811349          702/702             F          289,000.00         ZZ
                                         360        288,757.21          1
    1400 SPEAR STREET                  6.875          1,898.52         51
                                       6.625          1,898.52      575,000.00
    SOUTH BURLINGTO  VT   05403          2            10/26/98         00
    2058865                              05           12/01/98          0
    2058865                              O            11/01/28
    0


    1811866          A06/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    356 CARVER                         7.625          2,123.39         57
                                       7.375          2,123.39      530,000.00
    GROSSE POINT FA  MI   48236          5            11/11/98         00
    0431114933                           05           01/01/99          0
    001000009716831                      O            12/01/28
    0


1


    1812090          076/076             F          276,750.00         ZZ
                                         360        276,160.19          1
    53057 BRIANA COURT                 7.750          1,982.68         90
                                       7.500          1,982.68      307,500.00
    SHELBY TOWNSHIP  MI   48315          1            08/06/98         11
    7342971                              05           10/01/98         25
    7342971                              O            09/01/28
    0


    1812625          637/G01             F          192,750.00         ZZ
                                         360        192,603.33          1
    3335 N E 43RD AVENUE               7.375          1,331.28         95
                                       7.125          1,331.28      205,000.00
    PORTLAND         OR   97213          2            10/15/98         01
    0431122498                           05           12/01/98         30
    000                                  O            11/01/28
    0


    1812644          637/G01             F          418,470.00         ZZ
                                         360        418,135.36          1
    3809 TURNBERRY DRIVE               7.125          2,819.31         80
                                       6.875          2,819.31      523,123.00
    WEST DES MOINES  IA   50265          1            10/07/98         00
    0431122597                           05           12/01/98          0
    000                                  O            11/01/28
    0


    1813380          637/G01             F          365,000.00         ZZ
                                         360        364,715.26          1
    940 WREN AVENUE                    7.250          2,489.95         59
                                       7.000          2,489.95      625,000.00
    SANTA CLARA      CA   95051          2            10/19/98         00
    0431126432                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1813381          588/G01             F          300,000.00         ZZ
                                         360        299,310.95          1
    100 EAST WALNUT STREET             7.375          2,072.03         95
                                       7.125          2,072.03      318,367.00
    MOORESTOWN       NJ   08057          1            09/04/98         11
    0431047315                           05           10/01/98         30
    980803065                            O            09/01/28
    0


    1815039          367/367             F          289,675.75         ZZ
                                         326        289,102.59          1
    1925 N HARVARD STREET              7.250          2,035.84         78
                                       7.000          2,035.84      375,000.00
1


    ARLINGTON        VA   22201          1            09/28/98         00
    3212400                              05           11/01/98          0
    3212400                              O            12/01/25
    0


    1815438          964/G01             F          240,800.00         ZZ
                                         360        240,413.74          1
    19000 KINGSBURY STREET             7.125          1,622.31         80
                                       6.875          1,622.31      301,000.00
    NORTHRIDGE (ARE  CA   91326          1            09/25/98         00
    0431118942                           05           11/01/98          0
    41009                                O            10/01/28
    0


    1815975          638/G01             F          276,000.00         ZZ
                                         360        275,589.06          1
    7671 PARK VILLAGE ROAD             7.500          1,929.83         80
                                       7.250          1,929.83      345,000.00
    SAN DIEGO        CA   92129          2            09/11/98         00
    0431056431                           05           11/01/98          0
    8788903                              O            10/01/28
    0


    1816123          356/G01             F          257,000.00         ZZ
                                         360        256,607.68          1
    18403 WATTERS DRIVE                7.375          1,775.04         75
                                       7.125          1,775.04      343,000.00
    CASTRO VALLEY    CA   94546          5            09/10/98         00
    0431125632                           05           11/01/98          0
    2580348                              O            10/01/28
    0


    1816154          356/G01             F          320,000.00         ZZ
                                         360        319,499.22          1
    13250 FRANKLIN AVENUE              7.250          2,182.97         56
                                       7.000          2,182.97      580,000.00
    MOUNTAIN VIEW    CA   94040          2            09/14/98         00
    0431116805                           05           11/01/98          0
    2571784                              O            10/01/28
    0


    1816158          637/G01             F          890,000.00         ZZ
                                         360        889,305.71          1
    16244 AURORA CREST DRIVE           7.250          6,071.37         75
                                       7.000          6,071.37    1,200,000.00
    WHITTIER         CA   90603          2            10/22/98         00
    0431103423                           03           12/01/98          0
    4305009                              O            11/01/28
    0
1




    1816250          G87/G01             F           91,500.00         ZZ
                                         360         91,500.00          1
    602 18TH STREET                    7.750            655.52         74
                                       7.500            655.52      125,000.00
    RUPERT           ID   83350          1            11/18/98         00
    0431124296                           05           01/01/99          0
    104735                               O            12/01/28
    0


    1816354          H12/G01             F          645,000.00         ZZ
                                         360        645,000.00          1
    2033 SOUTH 189 CIRCLE              7.375          4,454.85         79
                                       7.125          4,454.85      817,297.00
    OMAHA            NE   68130          1            11/25/98         00
    0431126994                           05           01/01/99          0
    08000008955701                       O            12/01/28
    0


    1816877          M86/G01             F          270,000.00         ZZ
                                         360        269,761.78          1
    21 W 784 MCCARRON ROAD             6.625          1,728.84         89
                                       6.375          1,728.84      305,000.00
    GLEN ELLYN       IL   60137          2            10/27/98         10
    0431118991                           03           12/01/98         25
    981902                               O            11/01/28
    0


    1817128          025/025             F          257,450.00         ZZ
                                         360        256,843.85          1
    719 SEVILLE PLACE                  7.250          1,756.26         80
                                       7.000          1,756.26      321,850.00
    ORLANDO          FL   32801          1            08/28/98         00
    181638                               05           10/01/98          0
    181638                               O            09/01/28
    0


    1817278          025/025             F          299,000.00         ZZ
                                         360        296,483.82          1
    703 ST MAGNUS COURT                7.000          1,989.25         74
                                       6.750          1,989.25      407,000.00
    PEACHTREE CITY   GA   30269          2            02/05/98         00
    878464                               05           03/01/98          0
    878464                               O            02/01/28
    0


    1817285          025/025             F          270,400.00         ZZ
                                         360        269,115.13          1
1


    2514 HORSHAM DRIVE                 7.250          1,844.60         80
                                       7.000          1,844.60      338,000.00
    GERMANTOWN       TN   38139          1            05/14/98         00
    9804218                              05           07/01/98          0
    9804218                              O            06/01/28
    0


    1817326          025/025             F          360,000.00         ZZ
                                         360        358,289.36          1
    2302 GREENSIDE CIRCLE              7.250          2,455.83         65
                                       7.000          2,455.83      560,000.00
    PONTE VEDRA BEA  FL   32082          1            05/19/98         00
    660328                               03           07/01/98          0
    660328                               O            06/01/28
    0


    1817371          025/025             F          252,000.00         ZZ
                                         360        250,742.41          1
    117 LOCHPOINTE DRIVE               7.000          1,676.56         63
                                       6.750          1,676.56      400,000.00
    CARY             NC   27511          1            05/28/98         00
    571330                               05           07/01/98          0
    571330                               O            06/01/28
    0


    1817408          025/025             F          362,000.00         ZZ
                                         360        360,321.71          1
    444 RIVERSIDE DRIVE                7.375          2,500.24         69
                                       7.125          2,500.24      525,000.00
    ORMAND BEACH     FL   32176          2            05/15/98         00
    887775                               05           07/01/98          0
    887775                               O            06/01/28
    0


    1817410          964/G01             F          399,200.00         ZZ
                                         360        398,527.32          1
    9824 ANDORA AVENUE                 6.875          2,622.46         80
                                       6.625          2,622.46      499,000.00
    CHATSWORTH       CA   91311          1            09/30/98         00
    0431059906                           05           11/01/98          0
    43163                                O            10/01/28
    0


    1817489          025/025             F          300,000.00         ZZ
                                         360        298,574.43          1
    5795 CHAUCER CIRCLE                7.250          2,046.53         73
                                       7.000          2,046.53      412,655.00
    SUWANEE          GA   30024          1            05/14/98         00
    5080348                              05           07/01/98          0
1


    5080348                              O            06/01/28
    0


    1817527          025/025             F          270,000.00         ZZ
                                         360        268,716.98          1
    4970 PRICE DRIVE                   7.250          1,841.88         73
                                       7.000          1,841.88      370,000.00
    SUGAR HILL       GA   30518          2            05/29/98         00
    389320                               03           07/01/98          0
    389320                               O            06/01/28
    0


    1817555          025/025             F          312,000.00         ZZ
                                         360        310,011.20          1
    3322 JEAN CIRCLE                   7.250          2,128.39         68
                                       7.000          2,128.39      460,000.00
    TAMPA            FL   33629          2            03/25/98         00
    809474                               05           05/01/98          0
    809474                               O            04/01/28
    0


    1817568          025/025             F          310,261.25         ZZ
                                         246        305,256.19          1
    1045 RIVERSIDE DRIVE               7.375          2,449.40         64
                                       7.125          2,449.40      490,000.00
    STUART           FL   34996          2            03/12/98         00
    618770                               05           04/01/98          0
    618770                               O            09/01/18
    0


    1817576          025/025             F          339,000.00         ZZ
                                         360        337,308.22          1
    1316 ANNAPOLIS WAY                 7.000          2,255.38         68
                                       6.750          2,255.38      500,000.00
    GRAYSON          GA   30017          2            05/01/98         00
    389221                               03           07/01/98          0
    389221                               O            06/01/28
    0


    1817582          025/025             F          300,000.00         ZZ
                                         360        298,574.43          1
    1953 CHATSWORTH WAY                7.250          2,046.53         75
                                       7.000          2,046.53      400,000.00
    TALLAHASSEE      FL   32308          2            05/13/98         00
    351621                               03           07/01/98          0
    351621                               O            06/01/28
    0


1


    1817588          025/025             F          342,000.00         ZZ
                                         360        341,194.76          1
    1516 HIGH OAKS COURT               7.250          2,333.05         78
                                       7.000          2,333.05      442,000.00
    BRENTWOOD        TN   37027          1            08/31/98         00
    190272                               03           10/01/98          0
    190272                               O            09/01/28
    0


    1817604          025/025             F          400,000.00         ZZ
                                         360        397,122.78          1
    3109 PINE OAKS WAY                 7.250          2,728.71         66
                                       7.000          2,728.71      615,000.00
    OAK HILL         VA   20171          2            02/10/98         00
    5080372                              05           04/01/98          0
    5080372                              O            03/01/28
    0


    1817608          025/025             F          336,000.00         ZZ
                                         360        334,942.00          1
    207 WATERBURY CIRCLE               7.250          2,292.12         76
                                       7.000          2,292.12      445,000.00
    FRANKLIN         TN   37067          1            07/31/98         00
    189797                               03           09/01/98          0
    189797                               O            08/01/28
    0


    1817616          A06/G01             F           75,000.00         ZZ
                                         360         74,945.71          1
    2105 KALAMA AVENUE                 7.625            530.85         60
                                       7.375            530.85      126,000.00
    ROYAL OAK        MI   48067          2            10/22/98         00
    0431107986                           05           12/01/98          0
    001000009814945                      O            11/01/28
    0


    1817652          025/025             F          341,776.83         ZZ
                                         324        338,888.35          1
    1932 GRIST STONE COURT             7.125          2,378.71         76
                                       6.875          2,378.71      450,000.00
    ATLANTA          GA   30307          2            05/04/98         00
    412918                               05           05/01/98          0
    412918                               O            04/01/25
    0


    1817656          025/025             F          400,000.00         ZZ
                                         360        397,720.55          1
    9454 CHAUCERS COURT                7.125          2,694.88         71
                                       6.875          2,694.88      565,000.00
1


    BRENTWOOD        TN   37027          5            04/08/98         00
    342669                               05           06/01/98          0
    342669                               O            05/01/28
    0


    1817658          025/025             F          305,000.00         ZZ
                                         360        303,345.17          1
    9190 BETONY WOOD TRAIL             7.375          2,106.56         79
                                       7.125          2,106.56      390,000.00
    JONESBORO        GA   30236          1            04/14/98         00
    523114                               05           06/01/98          0
    523114                               O            05/01/28
    0


    1817660          025/025             F          532,000.00         ZZ
                                         360        529,472.02          1
    1047 GETTYSVUE DRIVE               7.250          3,629.18         80
                                       7.000          3,629.18      665,000.00
    KNOXVILLE        TN   37922          1            06/01/98         00
    894598                               03           07/01/98          0
    894598                               O            06/01/28
    0


    1817666          025/025             F          312,000.00         ZZ
                                         360        311,499.50          1
    9310 ALLWOOD COURT                 7.125          2,102.01         80
                                       6.875          2,102.01      390,000.00
    ALEXANDRIA       VA   22309          1            09/09/98         00
    572062                               05           11/01/98          0
    572062                               O            10/01/28
    0


    1817667          025/025             F          351,109.49         ZZ
                                         307        348,062.99          1
    1401 KELSO BLVD                    7.625          2,603.43         63
                                       7.375          2,603.43      560,000.00
    WINDERMERE       FL   34786          1            03/25/98         00
    731980                               05           05/01/98          0
    731980                               O            11/01/23
    0


    1817674          025/025             F          234,000.00         ZZ
                                         360        233,449.07          1
    3718 MERION DRIVE                  7.250          1,596.29         75
                                       7.000          1,596.29      312,000.00
    MARTINEZ         GA   30907          2            08/12/98         00
    374936                               03           10/01/98          0
    374936                               O            09/01/28
    0
1




    1817676          025/025             F          250,000.00         ZZ
                                         360        249,034.80          1
    2450 CUMBERLAND DRIVE              7.000          1,663.26         71
                                       6.750          1,663.26      355,000.00
    SMYRNA           GA   30080          1            07/22/98         00
    187373                               05           09/01/98          0
    187373                               O            08/01/28
    0


    1817693          025/025             F          338,708.11         ZZ
                                         340        337,793.43          1
    2530 EAGLE RUN CIRCLE              7.250          2,349.42         76
                                       7.000          2,349.42      448,000.00
    FT LAUDERDALE    FL   33327          2            08/17/98         00
    785876                               03           10/01/98          0
    785876                               O            01/01/27
    0


    1817699          025/025             F          358,436.30         ZZ
                                         338        356,056.12          1
    3691 BAY HILL COURT                7.250          2,490.74         79
                                       7.000          2,490.74      456,000.00
    MARTINEZ         GA   30907          2            04/30/98         00
    321400                               03           06/01/98          0
    321400                               O            07/01/26
    0


    1817721          889/G01             F          396,000.00         ZZ
                                         360        395,667.31          1
    1606 22ND STREET                   6.875          2,601.44         80
                                       6.625          2,601.44      495,000.00
    MANHATTAN BEACH  CA   90266          1            10/02/98         00
    0431102938                           05           12/01/98          0
    51800728                             O            11/01/28
    0


    1817749          025/025             F          347,226.11         ZZ
                                         360        345,576.17          1
    8327 MAN-O-WAR ROAD                7.250          2,368.69         70
                                       7.000          2,368.69      500,000.00
    PALM BEACH GARD  FL   33418          2            06/25/98         00
    488138                               03           07/01/98          0
    488138                               O            06/01/28
    0


    1817752          025/025             F          231,321.83         ZZ
                                         360        230,249.39          1
1


    1413 SUNSET HARBOUR DR #212        7.375          1,597.68         64
                                       7.125          1,597.68      365,000.00
    MIAMI BEACH      FL   33139          2            06/12/98         00
    885201                               03           07/01/98          0
    885201                               O            06/01/28
    0


    1817763          025/025             F          296,100.00         ZZ
                                         360        294,516.04          1
    124 WESTCHESTER DRIVE              7.000          1,969.96         94
                                       6.750          1,969.96      315,000.00
    MACON            GA   31210          1            06/30/98         14
    791073                               05           08/01/98         30
    791073                               O            07/01/28
    0


    1817934          931/G01             F          242,200.00         ZZ
                                         360        242,006.31          1
    210 ROSEBROOK DRIVE                7.125          1,631.75         85
                                       6.875          1,631.75      285,000.00
    STRATFORD        CT   06614          1            10/30/98         10
    0431112721                           05           12/01/98         12
    043256                               O            11/01/28
    0


    1818193          M82/G01             F          330,300.00         ZZ
                                         360        330,022.50          1
    109 CROYDEN DRIVE                  6.875          2,169.84         90
                                       6.625          2,169.84      367,000.00
    KERNERSVILLE     NC   27284          2            10/01/98         19
    0431105873                           05           12/01/98         25
    10169                                O            11/01/28
    0


    1818213          593/593             F          262,000.00         ZZ
                                         360        261,398.23          1
    6182 SQUIRES LANE                  7.375          1,809.57         80
                                       7.125          1,809.57      327,500.00
    RENO             NV   89509          1            08/31/98         00
    0006314124                           03           10/01/98          0
    0006314124                           O            09/01/28
    0


    1818410          822/G01             F          263,900.00         ZZ
                                         360        263,507.07          1
    383 MILLPOND DRIVE                 7.500          1,845.23         80
                                       7.250          1,845.23      329,900.00
    LITITZ           PA   17543          1            09/30/98         00
    0431094861                           05           11/01/98          0
1


    0176281123                           O            10/01/28
    0


    1818422          B75/G01             F          166,250.00         ZZ
                                         360        166,002.47          1
    2225 MOSS ROSE LANE                7.500          1,162.44         95
                                       7.250          1,162.44      175,000.00
    FORT COLLINS     CO   80526          2            09/24/98         04
    0431107432                           05           11/01/98         30
    7262496                              O            10/01/28
    0


    1818479          811/G01             F          350,000.00         ZZ
                                         360        349,713.11          1
    1105 THAMES DRIVE                  7.000          2,328.56         65
                                       6.750          2,328.56      540,000.00
    SAN JOSE         CA   95129          1            10/05/98         00
    0431064278                           05           12/01/98          0
    FM02206856                           O            11/01/28
    0


    1818575          637/G01             F          283,000.00         ZZ
                                         360        282,578.63          1
    1034 SW DOUGLAS PLACE              7.500          1,978.78         29
                                       7.250          1,978.78      980,000.00
    PORTLAND         OR   97205          2            09/22/98         00
    0431061548                           05           11/01/98          0
    0010852903                           O            10/01/28
    0


    1818600          654/G01             F          480,000.00         ZZ
                                         360        479,586.73          1
    729 CALLE LAREDO                   6.750          3,113.27         80
                                       6.500          3,113.27      600,000.00
    AREA OF THOUSAN  CA   91360          2            09/25/98         00
    0431069236                           05           12/01/98          0
    71001665                             O            11/01/28
    0


    1818648          E22/G01             F          248,000.00         ZZ
                                         360        247,582.11          1
    309 10TH STREET SE                 6.875          1,629.18         80
                                       6.625          1,629.18      310,000.00
    WASHINGTON       DC   20003          1            09/30/98         00
    0411060965                           07           11/01/98          0
    411060965                            O            10/01/28
    0


1


    1818954          B75/G01             F          580,000.00         ZZ
                                         360        579,022.67          1
    140-B NO.KALALEO AVENUE            6.875          3,810.19         80
    #3                                 6.625          3,810.19      725,000.00
    KAILUA           HI   96734          1            09/29/98         00
    0431087295                           05           11/01/98          0
    6017479                              O            10/01/28
    0


    1819527          K21/G01             F          284,000.00         ZZ
                                         360        283,783.90          1
    2110 LAURELWOOD DRIVE              7.375          1,961.52         80
                                       7.125          1,961.52      355,000.00
    THOUSAND OAKS    CA   91362          2            10/27/98         00
    0431093277                           05           12/01/98          0
    9810380                              O            11/01/28
    0


    1819623          M51/G01             F          296,000.00         ZZ
                                         360        295,763.29          1
    6720 SOUTH EUCLID                  7.125          1,994.21         80
                                       6.875          1,994.21      370,000.00
    CHICAGO          IL   60649          1            10/13/98         00
    0431091966                           05           12/01/98          0
    0313344                              O            11/01/28
    0


    1819706          J95/J95             F          570,000.00         ZZ
                                         360        568,555.13          1
    4 KEW GARDENS                      6.875          3,744.50         80
                                       6.625          3,744.50      712,500.00
    FARMINGTON       CT   06032          1            08/27/98         00
    0016123945                           03           10/01/98          0
    0016123945                           O            09/01/28
    0


    1820305          J72/G01             F          180,000.00         ZZ
                                         360        179,872.96          1
    2205 LAVERN STREET                 7.750          1,289.54         80
                                       7.500          1,289.54      225,000.00
    PANTEGO          TX   76016          2            10/30/98         00
    0431107978                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1820347          E22/G01             F          358,000.00         ZZ
                                         360        357,396.74          1
    2225 GAISOR DRIVE                  6.875          2,351.81         72
                                       6.625          2,351.81      500,000.00
1


    CRETE            IL   60417          2            10/01/98         00
    0411066764                           05           11/01/98          0
    411066764                            O            10/01/28
    0


    1820363          E22/G01             F           98,700.00         ZZ
                                         360         98,617.08          1
    12518 IROQUOIS PLACE NE            6.875            648.39         70
                                       6.625            648.39      141,000.00
    ALBUQUERQUE      NM   87112          2            09/30/98         00
    0411072085                           05           12/01/98          0
    411072085                            O            11/01/28
    0


    1820384          638/G01             F          197,500.00         ZZ
                                         360        197,183.20          1
    10 FOWLER TERRACE                  7.125          1,330.59         75
                                       6.875          1,330.59      265,000.00
    BURLINGTON       MA   01803          2            09/25/98         00
    0431064252                           05           11/01/98          0
    8760076                              O            10/01/28
    0


    1820579          B60/G01             F          227,000.00         ZZ
                                         360        226,626.77          1
    4452 JASMINE AVENUE                7.000          1,510.24         69
                                       6.750          1,510.24      330,000.00
    CULVER CITY      CA   90232          2            09/23/98         00
    0431096361                           05           11/01/98          0
    254632                               O            10/01/28
    0


    1820920          664/G01             F          100,000.00         ZZ
                                         360         99,827.32          1
    24301 CARIS STREET                 6.750            648.60         28
                                       6.500            648.60      370,000.00
    WOODLAND HILLS   CA   91367          2            09/24/98         00
    0431077288                           05           11/01/98          0
    2565943                              O            10/01/28
    0


    1820995          A19/G01             F          292,500.00         ZZ
                                         360        292,254.26          1
    100 THURLOW STREET                 6.875          1,921.52         90
                                       6.625          1,921.52      325,000.00
    GEORGETOWN       MA   01830          1            10/30/98         10
    0431089366                           05           12/01/98         25
    7799                                 O            11/01/28
    0
1




    1821046          H25/G01             F          437,000.00         ZZ
                                         360        437,000.00          1
    415 STEAMBOAT ROAD                 6.625          2,798.16         69
                                       6.375          2,798.16      636,000.00
    IRVINGTON        VA   22480          5            11/05/98         00
    0431110758                           05           01/01/99          0
    655553407                            O            12/01/28
    0


    1821549          889/G01             F          316,000.00         ZZ
                                         360        315,747.30          1
    2925 PERKINS LANE                  7.125          2,128.95         80
                                       6.875          2,128.95      395,000.00
    REDONDO BEACH    CA   90278          1            10/01/98         00
    0431112960                           05           12/01/98          0
    51800634                             O            11/01/28
    0


    1821587          638/G01             F          570,000.00         ZZ
                                         360        568,994.54          1
    5404 MARIPOSA                      6.875          3,744.49         50
                                       6.625          3,744.49    1,150,000.00
    RANCHO SANTA FE  CA   92067          2            09/24/98         00
    0431066950                           05           11/01/98          0
    8796943                              O            10/01/28
    0


    1821622          J95/J95             F          264,100.00         ZZ
                                         360        263,462.61          1
    726 VININGS ESTATES DRIVE          7.125          1,779.30         80
                                       6.875          1,779.30      330,185.00
    SMYRNA           GA   30126          1            08/28/98         00
    0010463289                           03           10/01/98          0
    0010463289                           O            09/01/28
    0


    1821643          E33/G01             F          333,000.00         ZZ
                                         360        332,727.04          1
    7139 BRAE COURT                    7.000          2,215.46         67
                                       6.750          2,215.46      500,000.00
    GURNEE           IL   60031          2            10/12/98         00
    0431073451                           05           12/01/98          0
    325488976                            O            11/01/28
    0


    1821664          E33/G01             F          300,000.00         ZZ
                                         360        299,741.70          1
1


    920 GRANDVIEW LANE                 6.750          1,945.80         64
                                       6.500          1,945.80      470,500.00
    LAKE FOREST      IL   60045          1            10/15/98         00
    0431073766                           05           12/01/98          0
    393601640                            O            11/01/28
    0


    1821761          B98/G01             F          270,000.00         ZZ
                                         360        270,000.00          1
    1663 SPRING STREET                 7.500          1,887.88         70
                                       7.250          1,887.88      390,000.00
    MOUNTAIN VIEW    CA   94043          5            11/05/98         00
    0431110980                           05           01/01/99          0
    00                                   O            12/01/28
    0


    1821806          M16/G01             F          268,800.00         ZZ
                                         360        268,800.00          1
    2144 COBBLESTONE AVENUE            7.500          1,879.49         87
                                       7.250          1,879.49      312,000.00
    FAIRFIELD        CA   94533          2            11/06/98         04
    0431109909                           05           01/01/99         25
    CA9809334                            O            12/01/28
    0


    1821950          624/G01             F          311,000.00         ZZ
                                         360        311,000.00          1
    122 BERENDOS AVENUE                7.750          2,228.04         75
                                       7.500          2,228.04      415,000.00
    PACIFICA         CA   94044          5            10/26/98         00
    0431096221                           05           01/01/99          0
    86010783036                          O            12/01/28
    0


    1822019          J95/J95             F          300,000.00         ZZ
                                         360        299,257.96          1
    28615 NORTHEAST 63RD WAY           7.000          1,995.91         80
                                       6.750          1,995.91      375,000.00
    CARNATION        WA   98014          1            08/12/98         00
    0012941894                           05           10/01/98          0
    0012941894                           O            09/01/28
    0


    1822253          L47/G01             F          320,000.00         ZZ
                                         360        319,750.37          1
    655 SADDLEHORN DRIVE               7.250          2,182.96         80
                                       7.000          2,182.96      400,000.00
    INCLINE VILLAGE  NV   89451          1            10/05/98         00
    0431106285                           05           12/01/98          0
1


    167215                               O            11/01/28
    0


    1822254          811/G01             F          400,000.00         ZZ
                                         360        399,663.95          1
    359 LIVERPOOL STREET               6.875          2,627.72         57
                                       6.625          2,627.72      710,000.00
    DANVILLE         CA   94506          1            10/01/98         00
    0431068543                           03           12/01/98          0
    FM02206159                           O            11/01/28
    0


    1822290          J95/J95             F          575,000.00         ZZ
                                         360        574,031.07          1
    103 SAGAMORE STREET                6.875          3,777.35         59
                                       6.625          3,777.35      990,000.00
    HAMILTON         MA   01982          2            09/04/98         00
    0016088445                           05           11/01/98          0
    0016088445                           O            10/01/28
    0


    1822403          J95/J95             F          238,200.00         ZZ
                                         360        237,610.83          1
    3613 HAMILTON AVENUE               7.000          1,584.75         58
                                       6.750          1,584.75      415,000.00
    FORT WORTH       TX   76102          2            08/25/98         00
    0012706370                           05           10/01/98          0
    0012706370                           O            09/01/28
    0


    1822820          E22/G01             F          184,700.00         ZZ
                                         360        184,544.83          1
    27825 NORTH SWEETWATER LANE        6.875          1,213.35         70
                                       6.625          1,213.35      263,900.00
    STEVENSON RANCH  CA   91354          1            10/06/98         00
    0411007008                           03           12/01/98          0
    411007008                            O            11/01/28
    0


    1823227          637/G01             F          318,000.00         ZZ
                                         360        318,000.00          1
    4440 EAST CAMELBACK ROAD #27       7.125          2,142.43         80
                                       6.875          2,142.43      397,500.00
    PHOENIX          AZ   85018          1            11/04/98         00
    0431109446                           03           01/01/99          0
    101753                               O            12/01/28
    0


1


    1823491          E85/G01             F          538,200.00         ZZ
                                         360        537,758.84          1
    255 GRAND VIEW DRIVE               7.000          3,580.66         80
                                       6.750          3,580.66      672,750.00
    WOODSIDE         CA   94062          1            10/01/98         00
    0431116854                           05           12/01/98          0
    9603688                              O            11/01/28
    0


    1823512          E22/G01             F           70,000.00         ZZ
                                         360         69,941.19          1
    4830 OAKRIDGE DRIVE.               6.875            459.85         50
                                       6.625            459.85      140,000.00
    TOLEDO           OH   43623          2            10/05/98         00
    0411071970                           05           12/01/98          0
    411071970                            O            11/01/28
    0


    1823555          M16/G01             F          364,500.00         ZZ
                                         360        364,500.00          1
    6121 SIERRA BRAVO ROAD             7.375          2,517.52         90
                                       7.125          2,517.52      405,000.00
    IRVINE           CA   92612          1            11/05/98         04
    0431095967                           05           01/01/99         25
    CA9801335                            O            12/01/28
    0


    1823739          F59/G01             F          272,000.00         ZZ
                                         360        271,777.05          1
    261 HOMER STREET                   7.000          1,809.62         55
                                       6.750          1,809.62      495,000.00
    NEWTON           MA   02159          5            10/23/98         00
    0431109651                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1823999          E16/G01             F          288,350.00         ZZ
                                         360        288,350.00          1
    75 YARD ROAD                       7.375          1,991.57         75
                                       7.125          1,991.57      384,500.00
    STOCKTON         NJ   08559          5            11/09/98         00
    0431111319                           05           01/01/99          0
    0000                                 O            12/01/28
    0


    1824348          369/369             F          261,677.35         ZZ
                                         312        260,657.41          1
    485 GREY OAK LANE                  7.375          1,887.23         72
                                       7.125          1,887.23      365,000.00
1


    GREENWOOD        IN   46142          2            09/18/98         00
    48003818                             05           11/01/98          0
    48003818                             O            10/01/24
    0


    1824361          967/G01             F          331,800.00         ZZ
                                         360        331,528.03          1
    3606 13TH AVENUE WEST              7.000          2,207.47         67
                                       6.750          2,207.47      500,000.00
    SEATTLE          WA   98119          5            09/29/98         00
    0431092576                           05           12/01/98          0
    4556221                              O            11/01/28
    0


    1824605          637/G01             F          280,000.00         ZZ
                                         360        279,776.08          1
    220 SO. GUADALUPE AVE.#1           7.125          1,886.42         80
                                       6.875          1,886.42      350,000.00
    REDONDO BEACH    CA   90277          1            10/27/98         00
    0431109933                           01           12/01/98          0
    8753428                              O            11/01/28
    0


    1824773          F28/G01             F          400,000.00         ZZ
                                         360        398,960.98          1
    4 LYNN ROAD                        6.750          2,594.39         71
                                       6.500          2,594.39      566,000.00
    NEEDHAM          MA   02494          1            08/27/98         00
    0431074863                           05           10/01/98          0
    3996382                              O            09/01/28
    0


    1824804          F28/G01             F          628,000.00         ZZ
                                         360        626,408.10          1
    374 HOLDEN RD                      6.875          4,125.52         26
                                       6.625          4,125.52    2,500,000.00
    BEAVER CREEK     CO   81620          2            08/13/98         00
    0431074996                           03           10/01/98          0
    4046276                              O            09/01/28
    0


    1824811          F28/G01             F          353,000.00         ZZ
                                         360        352,390.43          1
    26401 PURDUM RD                    6.750          2,289.56         71
                                       6.500          2,289.56      500,000.00
    DAMASCUS         MD   20872          2            09/16/98         00
    0431075829                           05           11/01/98          0
    4049890                              O            10/01/28
    0
1




    1824814          F28/G01             F          300,000.00         ZZ
                                         360        297,487.48          1
    4012 W LEMONT BOULEVARD            7.000          1,995.91         57
                                       6.750          1,995.91      535,000.00
    MEQUON           WI   53092          1            09/11/98         00
    0431075811                           05           11/01/98          0
    4052205                              O            10/01/28
    0


    1824821          F28/G01             F          476,000.00         ZZ
                                         360        474,822.64          1
    2610 E. INTERLAKEN BLVD E          7.000          3,166.84         80
                                       6.750          3,166.84      595,000.00
    SEATTLE          WA   98112          1            08/31/98         00
    0431075480                           05           10/01/98          0
    4056406                              O            09/01/28
    0


    1824823          F28/G01             F          650,000.00         ZZ
                                         360        649,007.76          1
    5 HUNT CLUB LN                     7.375          4,489.39         33
                                       7.125          4,489.39    2,000,000.00
    OAK BROOK        IL   60521          2            09/10/98         00
    0431075456                           05           11/01/98          0
    4057636                              O            10/01/28
    0


    1824829          F28/G01             F          270,000.00         ZZ
                                         360        269,533.76          1
    12 CLEARVIEW DR                    6.750          1,751.21         62
                                       6.500          1,751.21      439,900.00
    NATICK           MA   01760          1            09/28/98         00
    0431075928                           05           11/01/98          0
    4066207                              O            10/01/28
    0


    1824841          F28/G01             F          240,000.00         ZZ
                                         360        239,798.37          1
    80 ELINOR RD                       6.875          1,576.63         80
                                       6.625          1,576.63      300,000.00
    NEWTON           MA   02461          1            10/01/98         00
    0431076405                           05           12/01/98          0
    4072831                              O            11/01/28
    0


    1824842          F28/G01             F          649,000.00         ZZ
                                         360        647,906.40          1
1


    1815 E. LAKE SAMMAMISH PARKWAY     6.875          4,263.47         67
    NE                                 6.625          4,263.47      979,000.00
    REDMOND          WA   98053          1            09/02/98         00
    0431074459                           05           11/01/98          0
    4073187                              O            10/01/28
    0


    1824843          F28/G01             F          255,090.00         ZZ
                                         360        254,459.06          1
    4485 EAST LAKE CREEK ROAD          7.000          1,697.12         67
                                       6.750          1,697.12      385,090.00
    HEBER            UT   84032          1            08/31/98         00
    0431073725                           05           10/01/98          0
    4074407                              O            09/01/28
    0


    1824847          F28/G01             F          251,000.00         ZZ
                                         360        250,577.03          1
    46897 MORNINGTON                   6.875          1,648.90         78
                                       6.625          1,648.90      322,000.00
    CANTON TWP       MI   48188          2            09/02/98         00
    0431074699                           05           11/01/98          0
    4075564                              O            10/01/28
    0


    1824868          F28/G01             F          260,000.00         ZZ
                                         360        259,539.95          1
    3802 WINGLEAF COURT                6.625          1,664.81         62
                                       6.375          1,664.81      421,297.00
    ROCKVILLE        MD   20853          1            09/18/98         00
    0431076538                           05           11/01/98          0
    4096741                              O            10/01/28
    0


    1824899          F28/G01             F          436,000.00         ZZ
                                         360        435,209.56          1
    11007 LARKMEADE LN                 6.500          2,755.82         80
                                       6.250          2,755.82      545,498.00
    POTOMAC          MD   20854          1            09/29/98         00
    0431076678                           03           11/01/98          0
    4211744                              O            10/01/28
    0


    1825019          731/G01             F          569,000.00         ZZ
                                         360        568,598.40          1
    20405 25TH AVENUE NW               7.750          4,076.39         60
                                       7.500          4,076.39      950,000.00
    SHORELINE        WA   98177          2            10/23/98         00
    0431101757                           05           12/01/98          0
1


    230236317                            O            11/01/28
    0


    1825111          M11/G01             F          345,000.00         ZZ
                                         360        344,717.20          1
    33 VISTA DE ORO                    7.000          2,295.30         78
                                       6.750          2,295.30      445,000.00
    PLACITAS         NM   87043          1            10/09/98         00
    0431093202                           03           12/01/98          0
    000476                               O            11/01/28
    0


    1825155          K79/G01             F          421,000.00         ZZ
                                         360        420,654.91          1
    6 GREENBOUGH LANE                  7.000          2,800.92         45
                                       6.750          2,800.92      936,000.00
    WELLESLEY        MA   02482          5            10/29/98         00
    0431092824                           05           12/01/98          0
    10952310098                          O            11/01/28
    0


    1825326          E22/G01             F          486,000.00         ZZ
                                         360        485,620.87          1
    280 SILAS LANE (NEWBURY PARK)      7.250          3,315.38         74
                                       7.000          3,315.38      660,000.00
    THOUSAND OAKS    CA   91320          2            10/06/98         00
    0411065881                           05           12/01/98          0
    411065881                            O            11/01/28
    0


    1825345          637/G01             F          300,000.00         ZZ
                                         360        299,481.95          1
    20440 VIA ZARAGOZA                 6.750          1,945.80         64
                                       6.500          1,945.80      470,000.00
    YORBA LINDA      CA   92887          1            09/30/98         00
    0431080019                           03           11/01/98          0
    0013426341                           O            10/01/28
    0


    1825354          E22/G01             F          390,000.00         ZZ
                                         360        389,672.36          1
    1160 HERMOSA WAY                   6.875          2,562.02         36
                                       6.625          2,562.02    1,100,000.00
    MENLO PARK       CA   94025          5            10/01/98         00
    0411078827                           05           12/01/98          0
    411078827                            O            11/01/28
    0


1


    1825514          623/623             F          465,000.00         ZZ
                                         360        462,819.46          1
    1148 AUTUMNRIDGE                   7.625          3,291.24         75
                                       7.375          3,291.24      625,000.00
    ADA              MI   49301          4            04/10/98         00
    915232                               03           07/01/98          0
    915232                               O            06/01/28
    0


    1825515          623/623             F          650,000.00         ZZ
                                         360        647,557.72          1
    1490 BRIARCLIFF SE                 7.500          4,544.89         65
                                       7.250          4,544.89    1,000,000.00
    GRAND RAPIDS     MI   49546          4            10/20/97         00
    933530                               05           06/01/98          0
    933530                               O            05/01/28
    0


    1825516          623/623             F          255,000.00         ZZ
                                         360        253,934.13          1
    1300 PENNCROSS DRIVE SE            7.625          1,804.87         90
                                       7.375          1,804.87      285,000.00
    CALEDONIA        MI   49316          1            06/18/98         10
    1046131                              05           08/01/98         25
    1046131                              O            07/01/28
    0


    1825517          623/623             F          291,250.00         ZZ
                                         360        290,436.46          1
    46612 RIVERPARK DR                 7.375          2,011.59         80
                                       7.125          2,011.59      364,080.00
    MACOMB           MI   48044          1            08/10/98         00
    1046207                              05           10/01/98          0
    1046207                              O            09/01/28
    0


    1825518          623/623             F          320,000.00         ZZ
                                         360        317,570.14          1
    6420 TREMONT ROAD                  7.375          2,210.16         80
                                       7.125          2,210.16      400,000.00
    WILLOWBROOK      IL   60521          1            08/11/98         00
    1048437                              05           10/01/98          0
    1048437                              O            09/01/28
    0


    1826166          573/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    4801 SARA DRIVE                    7.375          2,210.17         80
                                       7.125          2,210.17      400,000.00
1


    TORRANCE         CA   90503          1            11/06/98         00
    0431121391                           05           01/01/99          0
    138936                               O            12/01/28
    0


    1826279          E29/G01             F          690,000.00         ZZ
                                         360        689,487.92          1
    9460 OWL LANE                      7.500          4,824.58         63
                                       7.250          4,824.58    1,100,000.00
    BOULDER          CO   80121          1            10/09/98         00
    0431104181                           05           12/01/98          0
    19809007                             O            11/01/28
    0


    1826428          M46/G01             F          352,500.00         ZZ
                                         360        352,500.00          1
    1018 BAYOU ISLAND DRIVE            7.125          2,374.86         75
                                       6.875          2,374.86      470,000.00
    HOUSTON          TX   77063          1            11/04/98         00
    0431126416                           03           01/01/99          0
    18607                                O            12/01/28
    0


    1826972          637/G01             F          250,000.00         ZZ
                                         240        249,512.75          1
    465 APPLE DRIVE                    6.875          1,919.54         72
                                       6.625          1,919.54      350,000.00
    HATHAWAY PINES   CA   95233          1            09/30/98         00
    0431119098                           05           12/01/98          0
    0010139681                           O            11/01/18
    0


    1827597          E57/G01             F          160,000.00         ZZ
                                         360        160,000.00          1
    3243 HEMPSTEAD AVE                 7.500          1,118.74         80
                                       7.250          1,118.74      200,000.00
    ARCADIA          CA   91006          1            11/12/98         00
    0431121318                           05           01/01/99          0
    240582001428                         O            12/01/28
    0


    1827840          E22/G01             F          164,000.00         ZZ
                                         360        163,872.06          1
    15212 STINSON DRIVE                7.250          1,118.77         80
                                       7.000          1,118.77      205,000.00
    GRASS VALLEY     CA   95949          1            10/06/98         00
    0411078918                           05           12/01/98          0
    411078918                            O            11/01/28
    0
1




    1827905          E22/G01             F          234,500.00         ZZ
                                         360        234,321.57          1
    3474 FAWN DRIVE                    7.375          1,619.63         70
                                       7.125          1,619.63      335,000.00
    SAN JOSE         CA   95124          1            10/09/98         00
    0411073919                           05           12/01/98          0
    411073919                            O            11/01/28
    0


    1828463          M51/G01             F          274,000.00         ZZ
                                         360        273,775.40          1
    920 HARVARD                        7.000          1,822.93         90
                                       6.750          1,822.93      305,000.00
    WILMETTE         IL   60091          2            10/22/98         04
    0431084052                           05           12/01/98         25
    0310578                              O            11/01/28
    0


    1828475          765/G01             F          178,000.00         ZZ
                                         360        177,857.66          1
    950 LAZY LANE                      7.125          1,199.22         81
                                       6.875          1,199.22      220,000.00
    PRESCOTT         AZ   86303          2            10/08/98         11
    0431097484                           03           12/01/98         30
    107489                               O            11/01/28
    0


    1828486          L82/G01             F          424,000.00         ZZ
                                         360        424,000.00          1
    57 EL PAVO REAL                    7.625          3,001.05         80
                                       7.375          3,001.05      530,000.00
    SAN RAFAEL       CA   94903          1            11/04/98         00
    0431111715                           05           01/01/99          0
    1828486                              O            12/01/28
    0


    1828557          637/G01             F          387,000.00         ZZ
                                         360        386,682.78          1
    1508 ROSECREST TERRACE             7.000          2,574.72         58
                                       6.750          2,574.72      670,000.00
    SAN JOSE         CA   95126          2            10/02/98         00
    0431091685                           05           12/01/98          0
    0012774006                           O            11/01/28
    0


    1828578          M79/M79             F          480,000.00         T
                                         360        479,677.93          1
1


    THE FAIRWAYS 2305 BARTON CREEK     8.000          3,522.07         75
    #29                                7.500          3,522.07      645,000.00
    AUSTIN           TX   78746          1            10/21/98         00
    2100C                                01           12/01/98          0
    2100C                                O            11/01/28
    0


    1828585          714/G01             F          314,000.00         ZZ
                                         360        313,742.62          1
    11405 N CARRIAGE COURT             7.000          2,089.05         71
                                       6.750          2,089.05      448,500.00
    MEQUON           WI   53092          2            10/14/98         00
    0431097682                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1828594          B57/G01             F          258,300.00         ZZ
                                         360        258,117.69          1
    21351 SEAFORTH LANE                7.750          1,850.50         90
                                       7.500          1,850.50      287,000.00
    HUNTINGTON BEAC  CA   92646          1            10/16/98         14
    0431098946                           05           12/01/98         25
    98F0050                              O            11/01/28
    0


    1828642          A06/G01             F          116,500.00         ZZ
                                         360        116,500.00          1
    5357 MARY SUE AVE                  7.875            844.71         68
                                       7.625            844.71      172,000.00
    CLARKSTON        MI   48346          2            11/12/98         00
    0431112267                           05           01/01/99          0
    001000009815653                      O            12/01/28
    0


    1828697          638/G01             F          462,500.00         ZZ
                                         360        462,120.90          1
    5 PARKRIDGE COURT                  7.000          3,077.02         74
                                       6.750          3,077.02      625,000.00
    BELMONT          CA   94002          2            10/02/98         00
    0431091636                           05           12/01/98          0
    08797445                             O            11/01/28
    0


    1828709          926/G01             F          270,000.00         ZZ
                                         360        269,597.99          1
    821 ABELIA ROAD                    7.500          1,887.88         89
                                       7.250          1,887.88      305,000.00
    COLUMBIA         SC   29205          1            09/16/98         04
    0431086529                           05           11/01/98         25
1


    107902                               O            10/01/28
    0


    1828753          E22/G01             F          139,950.00         ZZ
                                         360        139,840.82          1
    115 HERITAGE WAY                   7.250            954.71         77
                                       7.000            954.71      182,000.00
    FAYETTEVILLE     GA   30214          2            10/16/98         00
    0411075971                           05           12/01/98          0
    411075971                            O            11/01/28
    0


    1828755          L49/G01             F          385,000.00         ZZ
                                         360        384,668.53          1
    313 APOLENA AVENUE                 6.750          2,497.10         45
                                       6.500          2,497.10      860,000.00
    NEWPORT BEACH    CA   92662          2            10/19/98         00
    0431081561                           05           12/01/98          0
    10001207                             O            11/01/28
    0


    1828762          E22/G01             F          132,000.00         ZZ
                                         360        131,894.44          1
    3903 SOUTH ATLANTIC AVE            7.125            889.31         60
                                       6.875            889.31      220,000.00
    DAYTONA          FL   32127          5            10/16/98         00
    0411096431                           05           12/01/98          0
    411096431                            O            11/01/28
    0


    1828777          E22/G01             F           58,650.00         ZZ
                                         360         58,605.37          1
    401 TAWNY DRIVE                    7.375            405.08         69
                                       7.125            405.08       85,000.00
    AUSTIN           TX   78745          1            10/20/98         00
    0411082498                           05           12/01/98          0
    411082498                            O            11/01/28
    0


    1828789          E22/G01             F           51,950.00         ZZ
                                         360         51,914.25          1
    18141 SOUTHWEST 142ND COU          7.875            376.67         51
                                       7.625            376.67      101,990.00
    MIAMI            FL   33177          1            10/21/98         00
    0411104961                           05           12/01/98          0
    411104961                            O            11/01/28
    0


1


    1828819          E22/G01             F          248,000.00         ZZ
                                         360        247,798.33          1
    25457 VIA PACIFICA                 7.250          1,691.80         79
    (VALENCIA AREA)                    7.000          1,691.80      315,000.00
    SANTA CLARITA    CA   91355          2            10/15/98         00
    0411076508                           05           12/01/98          0
    411076508                            O            11/01/28
    0


    1828861          K79/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    102 PARKER STREET                  7.250          2,455.83         70
                                       7.000          2,455.83      516,000.00
    NEWTON           MA   02158          2            11/12/98         00
    0431117647                           05           01/01/99          0
    109881828861                         O            12/01/28
    0


    1828862          K79/G01             F          263,000.00         ZZ
                                         360        263,000.00          1
    23 ALPRILLA FARM ROAD              7.250          1,794.12         76
                                       7.000          1,794.12      347,000.00
    HOPKINGTON       MA   01748          2            11/09/98         00
    0431118306                           05           01/01/99          0
    11023                                O            12/01/28
    0


    1828890          M96/G01             F          328,950.00         ZZ
                                         360        328,686.94          1
    46883 GLENGARRY BLVD.              7.125          2,216.20         90
                                       6.875          2,216.20      365,500.00
    CANTON           MI   48187          1            10/22/98         10
    0431090273                           05           12/01/98         30
    106051586                            O            11/01/28
    0


    1828939          G82/G01             F          364,800.00         ZZ
                                         360        364,800.00          1
    2 ROYAL COVE                       7.125          2,457.73         78
                                       6.875          2,457.73      469,000.00
    SAN ANTONIO      TX   78248          4            11/12/98         00
    0431110295                           05           01/01/99          0
    UNKNOWN                              O            12/01/28
    0


    1828965          637/G01             F          300,000.00         ZZ
                                         360        299,754.09          1
    17 VALLEY VIEW LANE                7.000          1,995.91         62
                                       6.750          1,995.91      485,000.00
1


    ORINDA           CA   94563          2            10/09/98         00
    0431091461                           05           12/01/98          0
    0013414701                           O            11/01/28
    0


    1828986          637/G01             F          327,000.00         ZZ
                                         360        326,731.96          1
    1148 LITTLE OAK CIRCLE             7.000          2,175.54         69
                                       6.750          2,175.54      476,000.00
    SAN JOSE         CA   95129          2            10/07/98         00
    0431091719                           05           12/01/98          0
    0013428974                           O            11/01/28
    0


    1828987          637/G01             F          375,000.00         ZZ
                                         360        374,692.61          1
    166 APTOS AVENUE                   7.000          2,494.89         63
                                       6.750          2,494.89      600,000.00
    SAN FRANCISCO    CA   94127          2            10/09/98         00
    0431103936                           05           12/01/98          0
    0010144079                           O            11/01/28
    0


    1828993          637/G01             F          276,500.00         ZZ
                                         360        276,261.93          1
    4644 COPE COURT                    6.750          1,793.38         70
                                       6.500          1,793.38      396,000.00
    PLEASANTON       CA   94566          2            10/06/98         00
    0431091628                           05           12/01/98          0
    0013427249                           O            11/01/28
    0


    1828999          637/G01             F          298,000.00         ZZ
                                         360        297,737.08          1
    381 ZAMORA DRIVE                   6.625          1,908.13         80
                                       6.375          1,908.13      372,500.00
    SO. SAN FRANCIS  CA   94080          1            10/09/98         00
    0431098664                           05           12/01/98          0
    0010938421                           O            11/01/28
    0


    1829003          637/G01             F          268,000.00         ZZ
                                         360        267,790.93          1
    3445 CADE DRIVE                    7.250          1,828.24         80
                                       7.000          1,828.24      335,000.00
    FREMONT          CA   94536          2            09/30/98         00
    0431092113                           05           12/01/98          0
    0013407754                           O            11/01/28
    0
1




    1829007          637/G01             F          374,550.00         ZZ
                                         360        374,235.33          1
    2183 ROCKROSE COURT                6.875          2,460.53         80
                                       6.625          2,460.53      468,230.00
    SAN JOSE         CA   95133          1            10/07/98         00
    0431098623                           05           12/01/98          0
    0010134278                           O            11/01/28
    0


    1829155          E33/G01             F          320,000.00         ZZ
                                         360        319,731.15          1
    514 EAST SCRANTON AVENUE           6.875          2,102.18         75
                                       6.625          2,102.18      427,000.00
    LAKE BLUFF       IL   60044          2            10/24/98         00
    0431082163                           05           12/01/98          0
    360446203                            O            11/01/28
    0


    1829165          638/G01             F          403,000.00         ZZ
                                         360        402,677.72          1
    15401 MADRONE HILL ROAD            7.125          2,715.09         29
                                       6.875          2,715.09    1,425,000.00
    SARATOGA         CA   95070          2            10/07/98         00
    0431085059                           05           12/01/98          0
    08798088                             O            11/01/28
    0


    1829190          E22/G01             F          131,000.00         ZZ
                                         360        130,720.82          1
    114 RAMAPO VALLEY ROAD             7.750            938.50         80
                                       7.500            938.50      164,000.00
    MAHWAH           NJ   07430          2            09/24/98         00
    0411016512                           05           11/01/98          0
    411016512                            O            10/01/28
    0


    1829196          K08/G01             F          315,000.00         ZZ
                                         360        314,748.10          1
    5509 SOUTH HELENA STREET           7.125          2,122.21         80
                                       6.875          2,122.21      394,365.00
    AURORA           CO   80015          1            10/23/98         00
    0410974851                           03           12/01/98          0
    410974851                            O            11/01/28
    0


    1829229          638/G01             F          367,600.00         ZZ
                                         360        367,283.50          1
1


    8420 LA BAJADA AVENUE              6.750          2,384.25         74
                                       6.500          2,384.25      500,000.00
    WHITTIER         CA   90605          2            10/07/98         00
    0431085166                           05           12/01/98          0
    8803321                              O            11/01/28
    0


    1829232          637/G01             F          268,800.00         ZZ
                                         360        268,595.46          1
    2417 DOWNING AVENUE                7.375          1,856.54         60
                                       7.125          1,856.54      450,000.00
    SAN JOSE         CA   95128          2            10/05/98         00
    0431095488                           05           12/01/98          0
    0013394473                           O            11/01/28
    0


    1829248          E22/G01             F           65,000.00         ZZ
                                         360         64,951.76          1
    1298 3700 ROAD                     7.500            454.49         57
                                       7.250            454.49      115,000.00
    HOTCHKISS        CO   81419          5            10/21/98         00
    0411092414                           05           12/01/98          0
    411092414                            O            11/01/28
    0


    1829253          K08/G01             F          181,600.00         ZZ
                                         360        181,465.23          1
    2101 WEST TOLEDO PLACE             7.500          1,269.77         80
                                       7.250          1,269.77      227,000.00
    LA HABRA         CA   90631          2            10/16/98         00
    0411069818                           03           12/01/98          0
    411069818                            O            11/01/28
    0


    1829256          637/G01             F          374,000.00         ZZ
                                         360        373,700.92          1
    976 VIA VALIENTE                   7.125          2,519.71         70
                                       6.875          2,519.71      535,000.00
    SAN JOSE         CA   95120          5            10/06/98         00
    0431092105                           05           12/01/98          0
    0010943850                           O            11/01/28
    0


    1829265          696/G01             F          475,000.00         ZZ
                                         360        474,620.15          1
    2928 GREENVALE ROAD                7.125          3,200.16         70
                                       6.875          3,200.16      688,000.00
    CHEVY CHASE      MD   20815          5            10/21/98         00
    0431101419                           05           12/01/98          0
1


    3118184                              O            11/01/28
    0


    1829275          637/G01             F          323,000.00         ZZ
                                         360        322,741.70          1
    6272 GRAND OAK WAY                 7.125          2,176.11         54
                                       6.875          2,176.11      600,000.00
    SAN JOSE         CA   95135          2            10/13/98         00
    0431091826                           05           12/01/98          0
    0010943181                           O            11/01/28
    0


    1829282          637/G01             F          358,500.00         ZZ
                                         360        358,206.14          1
    6727 POSITANO LANE                 7.000          2,385.11         80
                                       6.750          2,385.11      449,000.00
    SAN JOSE         CA   95138          2            10/09/98         00
    0431128750                           03           12/01/98          0
    0010144814                           O            11/01/28
    0


    1829283          637/G01             F          343,400.00         ZZ
                                         360        343,138.70          1
    3280 NIPOMA COURT                  7.375          2,371.78         80
                                       7.125          2,371.78      429,270.00
    SAN JOSE         CA   95135          1            10/14/98         00
    0431098847                           05           12/01/98          0
    0013427026                           O            11/01/28
    0


    1829285          637/G01             F          380,000.00         ZZ
                                         360        379,688.52          1
    3113 SALISBURY COURT               7.000          2,528.15         74
                                       6.750          2,528.15      515,000.00
    LIVERMORE        CA   94550          5            10/09/98         00
    0431092121                           05           12/01/98          0
    0013412374                           O            11/01/28
    0


    1829292          637/G01             F          288,300.00         ZZ
                                         360        288,075.09          1
    1662 DEL MONTE WAY                 7.250          1,966.72         59
                                       7.000          1,966.72      495,000.00
    MORAGA           CA   94556          2            10/09/98         00
    0431098763                           05           12/01/98          0
    0013417761                           O            11/01/28
    0


1


    1829294          637/G01             F          275,000.00         ZZ
                                         360        274,790.74          1
    1045 RIESLING DRIVE                7.375          1,899.36         77
                                       7.125          1,899.36      360,000.00
    PLEASANTON       CA   94566          2            10/05/98         00
    0431091503                           05           12/01/98          0
    0013423207                           O            11/01/28
    0


    1829297          637/G01             F          274,000.00         ZZ
                                         360        273,769.80          1
    123 VILLA COURT                    6.875          1,799.99         72
                                       6.625          1,799.99      385,000.00
    LAFAYETTE        CA   94549          2            10/06/98         00
    0431128800                           05           12/01/98          0
    0010145159                           O            11/01/28
    0


    1829299          637/G01             F          484,000.00         ZZ
                                         360        483,603.26          1
    109 MILLRICH DRIVE                 7.000          3,220.07         62
                                       6.750          3,220.07      790,000.00
    LOS GATOS        CA   95030          2            10/10/98         00
    0431128941                           05           12/01/98          0
    0013427273                           O            11/01/28
    0


    1829330          698/G01             F          197,600.00         ZZ
                                         360        197,600.00          1
    22542 LA VINA DRIVE                7.375          1,364.77         80
                                       7.125          1,364.77      247,000.00
    MISSION VIEJO    CA   92691          2            11/09/98         00
    0431122308                           05           01/01/99          0
    7403814                              O            12/01/28
    0


    1829331          H04/G01             F          220,500.00         ZZ
                                         360        220,500.00          1
    21204 VALLE SAN JUAN DRIVE         7.500          1,541.77         70
                                       7.250          1,541.77      315,000.00
    SALINAS          CA   93906          1            11/10/98         00
    0431120302                           03           01/01/99          0
    320207                               O            12/01/28
    0


    1829350          A35/G01             F          313,600.00         ZZ
                                         360        313,378.66          1
    64 ELDERWOOD DRIVE NORTH           7.750          2,246.67         80
                                       7.500          2,246.67      392,560.00
1


    ST JAMES         NY   11780          1            10/23/98         00
    0431091321                           05           12/01/98          0
    000                                  O            11/01/28
    0


    1829362          E22/G01             F           40,000.00         ZZ
                                         360         39,972.47          1
    101 NW 190TH AVENUE                7.875            290.03         31
                                       7.625            290.03      131,000.00
    PEMBROKE PINES   FL   33029          5            10/16/98         00
    0411095599                           03           12/01/98          0
    411095599                            O            11/01/28
    0


    1829369          E22/G01             F          288,350.00         ZZ
                                         360        287,954.32          1
    1723 BEAVER CREEK DRIVE            7.500          2,016.19         94
                                       7.250          2,016.19      310,000.00
    DUNCANVILLE      TX   75137          2            10/16/98         10
    0411099906                           05           12/01/98         30
    411099906                            O            11/01/28
    0


    1829373          E22/G01             F          283,200.00         ZZ
                                         360        282,979.08          1
    30151 NORTHWICK COURT              7.250          1,931.92         73
                                       7.000          1,931.92      388,000.00
    FARMINGTON HILL  MI   48331          5            10/16/98         00
    0411105505                           05           12/01/98          0
    411105505                            O            11/01/28
    0


    1829383          575/G01             F          188,450.00         ZZ
                                         360        188,124.57          1
    15003 JANSMORE COURT               6.750          1,222.29         70
                                       6.500          1,222.29      269,242.00
    BOWIE            MD   20721          1            09/29/98         00
    0431087246                           03           11/01/98          0
    9102575                              O            10/01/28
    0


    1829389          E22/G01             F          166,500.00         ZZ
                                         360        166,376.43          1
    6400 BEE CAVES ROAD                7.500          1,164.20         61
                                       7.250          1,164.20      275,000.00
    AUSTIN           TX   78746          2            10/16/98         00
    0411079031                           05           12/01/98          0
    411079031                            O            11/01/28
    0
1




    1829396          637/G01             F          405,000.00         ZZ
                                         360        404,668.02          1
    1212 BRENTWOOD STREET              7.000          2,694.48         58
                                       6.750          2,694.48      710,000.00
    LOS ALTOS        CA   94024          2            10/13/98         00
    0431091677                           05           12/01/98          0
    0010144251                           O            11/01/28
    0


    1829400          637/G01             F          281,750.00         ZZ
                                         360        281,524.68          1
    11177 ELVESSA STREET               7.125          1,898.21         75
                                       6.875          1,898.21      380,000.00
    OAKLAND          CA   94605          2            10/07/98         00
    0431091347                           05           12/01/98          0
    0013427935                           O            11/01/28
    0


    1829403          637/G01             F          273,000.00         ZZ
                                         360        272,792.26          1
    1173 GREENBROOK DRIVE              7.375          1,885.55         66
                                       7.125          1,885.55      415,000.00
    DANVILLE         CA   94526          2            10/05/98         00
    0431107440                           05           12/01/98          0
    0010143428                           O            11/01/28
    0


    1829405          757/G01             F          321,600.00         ZZ
                                         360        321,349.12          1
    44 PLANTATION DRIVE                7.250          2,193.88         80
                                       7.000          2,193.88      402,000.00
    CHULA            GA   31733          2            10/26/98         00
    0431101500                           05           12/01/98          0
    3594397                              O            11/01/28
    0


    1829406          637/G01             F          501,500.00         ZZ
                                         360        501,098.96          1
    21827 TERRACE DRIVE                7.125          3,378.70         79
                                       6.875          3,378.70      640,000.00
    CUPERTINO        CA   95014          2            10/13/98         00
    0431103910                           05           12/01/98          0
    0010942126                           O            11/01/28
    0


    1829411          637/G01             F          350,000.00         ZZ
                                         360        349,726.96          1
1


    3316 PINE VALLEY ROAD              7.250          2,387.62         80
                                       7.000          2,387.62      440,000.00
    SAN RAMON        CA   94506          2            10/12/98         00
    0431091818                           05           12/01/98          0
    0013426903                           O            11/01/28
    0


    1829416          K72/G01             F          350,000.00         ZZ
                                         360        349,698.65          1
    1061 44TH STREET                   6.750          2,270.10         64
                                       6.500          2,270.10      555,000.00
    SACRAMENTO       CA   95819          1            10/26/98         00
    0431086115                           05           12/01/98          0
    SAC951                               O            11/01/28
    0


    1829428          822/G01             F          307,000.00         T
                                         360        306,456.78          1
    18 E 19TH STREET                   6.625          1,965.76         37
                                       6.375          1,965.76      832,000.00
    AVALON           NJ   08202          2            09/30/98         00
    0431082007                           05           11/01/98          0
    176282818                            O            10/01/28
    0


    1829431          830/G01             F          252,000.00         ZZ
                                         360        251,808.25          1
    12159 VIEWCREST ROAD               7.375          1,740.50         80
                                       7.125          1,740.50      315,000.00
    STUDIO CITY      CA   91604          2            10/19/98         00
    0431097831                           05           12/01/98          0
    539289                               O            11/01/28
    0


    1829435          637/G01             F          276,000.00         ZZ
                                         360        275,779.28          1
    3152 MT ISABEL COURT               7.125          1,859.47         80
                                       6.875          1,859.47      345,000.00
    SAN JOSE         CA   95148          1            10/14/98         00
    0431094937                           05           12/01/98          0
    0012774592                           O            11/01/28
    0


    1829487          964/G01             F          174,400.00         ZZ
                                         360        174,260.53          1
    2855 NORTH BELLFLOWER              7.125          1,174.97         80
    BOULEVARD                          6.875          1,174.97      218,000.00
    LONG BEACH       CA   90815          1            10/05/98         00
    0431093004                           05           12/01/98          0
1


    42661                                O            11/01/28
    0


    1829557          825/G01             F          276,250.00         T
                                         360        276,039.80          1
    0043 SNOW FLAKE DRIVE              7.375          1,907.99         85
                                       7.125          1,907.99      325,000.00
    BRECKENRIDGE     CO   80424          1            10/02/98         04
    0431102904                           01           12/01/98         20
    25929                                O            11/01/28
    0


    1829698          637/G01             F          550,000.00         ZZ
                                         360        549,581.49          1
    862 PACHECO STREET                 7.375          3,798.72         68
                                       7.125          3,798.72      810,000.00
    SAN FRANCISCO    CA   94116          5            10/09/98         00
    0431106368                           05           12/01/98          0
    0010133585                           O            11/01/28
    0


    1829719          B64/B64             F          247,500.00         ZZ
                                         360        247,158.22          1
    143 HAMILTON RD                    7.875          1,794.55         90
                                       7.625          1,794.55      275,000.00
    LANDENBERG       PA   19350          1            09/25/98         12
    00065283                             03           11/01/98         25
    00065283                             O            10/01/28
    0


    1829720          637/G01             F          555,000.00         ZZ
                                         360        554,556.17          1
    2102 BRIDLE RIDGE COURT            7.125          3,739.14         66
                                       6.875          3,739.14      845,000.00
    SAN JOSE         CA   95138          5            10/08/98         00
    0431126861                           05           12/01/98          0
    0010140754                           O            11/01/28
    0


    1829737          637/G01             F          450,000.00         ZZ
                                         360        449,648.95          1
    84 AMANDA COURT                    7.250          3,069.80         70
                                       7.000          3,069.80      650,000.00
    ALAMO            CA   94507          2            10/15/98         00
    0431101088                           05           12/01/98          0
    0010142883                           O            11/01/28
    0


1


    1829739          637/G01             F          246,000.00         ZZ
                                         360        245,803.28          1
    3026 BRADBURY DRIVE                7.125          1,657.35         54
                                       6.875          1,657.35      460,000.00
    LAFAYETTE        CA   94549          5            10/14/98         00
    0431096841                           05           12/01/98          0
    0010146579                           O            11/01/28
    0


    1829802          K21/G01             F          276,000.00         ZZ
                                         360        276,000.00          1
    7325 W. 87TH PLACE                 7.250          1,882.81         80
                                       7.000          1,882.81      345,000.00
    LOS ANGELES      CA   90045          1            11/19/98         00
    0431124304                           05           01/01/99          0
    9810490                              O            12/01/28
    0


    1829827          470/G01             F          203,200.00         ZZ
                                         360        203,200.00          1
    48 PAISLEY PLACE                   7.250          1,386.19         80
                                       7.000          1,386.19      254,051.00
    IRVINE           CA   92620          1            11/09/98         00
    0431117597                           03           01/01/99          0
    96030197                             O            12/01/28
    0


    1829835          E22/G01             F          147,100.00         ZZ
                                         360        146,998.76          1
    5106 NEWCASTLE LANE                7.875          1,066.58         69
                                       7.625          1,066.58      213,190.00
    SAN ANTONIO      TX   78249          1            10/27/98         00
    0411107840                           03           12/01/98          0
    411107840                            O            11/01/28
    0


    1829934          830/G01             F          249,700.00         ZZ
                                         360        249,490.22          1
    3015 COUNTRY LANE                  6.875          1,640.35         75
                                       6.625          1,640.35      335,000.00
    SIMI VALLEY      CA   93063          2            10/24/98         00
    0431100569                           05           12/01/98          0
    539599                               O            11/01/28
    0


    1829943          637/G01             F          600,000.00         ZZ
                                         360        599,495.92          1
    12545 WARDELL CT                   6.875          3,941.58         70
                                       6.625          3,941.58      863,000.00
1


    SARATOGA         CA   95070          2            10/20/98         00
    0431095769                           05           12/01/98          0
    0013429253                           O            11/01/28
    0


    1829948          637/G01             F          340,000.00         ZZ
                                         360        339,714.36          1
    640 KENDALL AVENUE                 6.875          2,233.56         50
                                       6.625          2,233.56      690,000.00
    PALO ALTO        CA   94306          2            10/21/98         00
    0431103795                           05           12/01/98          0
    0013429105                           O            11/01/28
    0


    1829955          637/G01             F          375,000.00         ZZ
                                         360        374,684.95          1
    10571 STOKES AVENUE                6.875          2,463.49         61
                                       6.625          2,463.49      615,000.00
    CUPERTINO        CA   95014          2            10/21/98         00
    0431095942                           05           12/01/98          0
    0013429485                           O            11/01/28
    0


    1829965          637/G01             F          390,000.00         ZZ
                                         360        389,672.35          1
    13228 PARAMOUNT DRIVE              6.875          2,562.03         43
                                       6.625          2,562.03      920,000.00
    SARATOGA         CA   95070          2            10/20/98         00
    0431095819                           05           12/01/98          0
    0013430095                           O            11/01/28
    0


    1829967          369/G01             F          307,000.00         ZZ
                                         360        306,507.52          1
    8265 KINGHURST ROAD                7.125          2,068.32         79
                                       6.875          2,068.32      390,000.00
    SAN GABRIEL      CA   91775          2            09/28/98         00
    0431090794                           05           11/01/98          0
    61918207                             O            10/01/28
    0


    1829977          637/G01             F          395,000.00         ZZ
                                         360        394,668.15          1
    200 FELTON DRIVE                   6.875          2,594.87         50
                                       6.625          2,594.87      790,000.00
    MENLO PARK       CA   94025          2            10/20/98         00
    0431095827                           05           12/01/98          0
    0013429378                           O            11/01/28
    0
1




    1829980          369/G01             F          246,500.00         ZZ
                                         360        245,451.53          1
    13587 SPRUCE LANE                  7.125          1,660.72         80
                                       6.875          1,660.72      310,000.00
    POWAY            CA   92064          2            09/09/98         00
    0431090612                           05           11/01/98          0
    70668561                             O            10/01/28
    0


    1829981          637/G01             F          350,000.00         ZZ
                                         360        349,705.96          1
    150 WESTWICH STREET                6.875          2,299.25         69
                                       6.625          2,299.25      513,000.00
    DANVILLE         CA   94526          2            10/21/98         00
    0431097252                           05           12/01/98          0
    0013427802                           O            11/01/28
    0


    1829983          369/G01             F          356,550.00         ZZ
                                         360        355,731.05          1
    XXX LAKE IN THE WOODS BLVD         7.375          2,462.61         80
                                       7.125          2,462.61      445,693.00
    LAKELAND         FL   33813          1            09/01/98         00
    0431092071                           05           10/01/98          0
    0061065090                           O            09/01/28
    0


    1829984          637/G01             F          623,000.00         ZZ
                                         360        622,489.34          1
    46962 ZAPOTEC DRIVE                7.000          4,144.83         71
                                       6.750          4,144.83      880,000.00
    FREMONT          CA   94539          2            10/16/98         00
    0431097245                           05           12/01/98          0
    0013427919                           O            11/01/28
    0


    1829987          369/G01             F          310,000.00         ZZ
                                         360        309,514.88          1
    1021 SCENIC WAY DRIVE              7.250          2,114.75         69
                                       7.000          2,114.75      450,000.00
    VENTURA          CA   93003          5            09/24/98         00
    0431090646                           05           11/01/98          0
    60763315                             O            10/01/28
    0


    1829989          637/G01             F          340,000.00         ZZ
                                         360        339,721.30          1
1


    2454 GLENDENNING AVENUE            7.000          2,262.03         69
                                       6.750          2,262.03      495,000.00
    SANTA CLARA      CA   95050          5            10/19/98         00
    0431102243                           05           12/01/98          0
    0013428941                           O            11/01/28
    0


    1829991          369/G01             F          376,200.00         ZZ
                                         360        375,596.53          1
    9213 FARNSWORTH DRIVE              7.125          2,534.53         80
                                       6.875          2,534.53      470,300.00
    POTOMAC          MD   20854          1            09/25/98         00
    0431092063                           05           11/01/98          0
    0060261575                           O            10/01/28
    0


    1829996          369/G01             F          333,000.00         ZZ
                                         360        332,307.35          1
    5194 ORANGE BLOSSOM LANE           7.000          2,215.46         90
                                       6.750          2,215.46      370,000.00
    CHINO            CA   91710          1            09/08/98         11
    0431091743                           05           11/01/98         25
    61918454                             O            10/01/28
    0


    1829997          637/G01             F          391,000.00         ZZ
                                         360        390,671.50          1
    651 MAYBELL AVE                    6.875          2,568.60         47
                                       6.625          2,568.60      845,000.00
    PALO ALTO        CA   94306          2            10/20/98         00
    0431103928                           05           12/01/98          0
    0013429212                           O            11/01/28
    0


    1830004          637/G01             F          470,000.00         ZZ
                                         360        469,614.75          1
    3886 MUMFORD PLACE                 7.000          3,126.92         70
                                       6.750          3,126.92      672,000.00
    PALO ALTO        CA   94306          2            10/21/98         00
    0431095777                           05           12/01/98          0
    0013429337                           O            11/01/28
    0


    1830006          369/G01             F          285,000.00         ZZ
                                         360        284,399.70          1
    9337 EAST MONUMENT DRIVE           7.625          2,017.22         95
                                       7.375          2,017.22      300,000.00
    SCOTTSDALE       AZ   85262          1            09/10/98         14
    0431091933                           03           11/01/98         30
1


    0061041364                           O            10/01/28
    0


    1830010          369/G01             F          262,850.00         ZZ
                                         360        262,261.10          1
    500 GROSVENOR DRIVE                7.500          1,837.89         95
                                       7.250          1,837.89      276,700.00
    RALEIGH          NC   27615          1            08/31/98         21
    0431091438                           03           10/01/98         30
    0061691440                           O            09/01/28
    0


    1830011          811/G01             F          265,000.00         ZZ
                                         360        264,798.36          1
    26 BUCKEYE CIRCLE                  7.375          1,830.29         80
                                       7.125          1,830.29      335,000.00
    WOODACRE         CA   94973          1            10/27/98         00
    0431087139                           05           12/01/98          0
    FM00202743                           O            11/01/28
    0


    1830012          637/G01             F          590,000.00         ZZ
                                         360        589,504.33          1
    425 NEVADA AVENUE                  6.875          3,875.88         53
                                       6.625          3,875.88    1,129,000.00
    PALO ALTO        CA   94301          2            10/20/98         00
    0431095785                           05           12/01/98          0
    0013429170                           O            11/01/28
    0


    1830015          369/G01             F          264,900.00         ZZ
                                         360        264,083.36          1
    14 CROPWELL LANE                   7.375          1,829.60         73
                                       7.125          1,829.60      364,900.00
    TOWNSHIP OF NOR  PA   18966          1            07/15/98         00
    0431090562                           05           09/01/98          0
    0061614830                           O            08/01/28
    0


    1830016          757/G01             F          342,000.00         ZZ
                                         354        341,708.25          1
    231 LYMAN HALL ROAD                7.000          2,286.75         90
                                       6.750          2,286.75      380,000.00
    SAVANNA          GA   31410          4            10/23/98         11
    0431088087                           05           12/01/98         25
    3355740                              O            05/01/28
    0


1


    1830023          369/G01             F          335,000.00         ZZ
                                         360        334,483.27          1
    5709 BIRCHWOOD COURT               7.375          2,313.77         79
                                       7.125          2,313.77      425,000.00
    DERWOOD          MD   20855          2            09/29/98         00
    0431090760                           05           11/01/98          0
    0060261492                           O            10/01/28
    0


    1830028          369/G01             F          248,900.00         ZZ
                                         360        247,144.26          1
    633 COUNTRY OAK ROAD               7.250          1,697.94         95
                                       7.000          1,697.94      262,000.00
    SAN DIMAS        CA   91773          1            08/25/98         14
    0431091941                           05           10/01/98         30
    61918199                             O            09/01/28
    0


    1830033          369/G01             F          280,000.00         ZZ
                                         360        279,550.85          1
    1612 GREENWICH ROAD                7.125          1,886.41         80
                                       6.875          1,886.41      350,000.00
    SAN DIMAS        CA   91773          1            09/16/98         00
    0431090752                           03           11/01/98          0
    61918116                             O            10/01/28
    0


    1830036          B75/G01             F          279,900.00         ZZ
                                         360        279,692.28          1
    353 IRONWOOD CIRCLE                7.500          1,957.10         95
                                       7.250          1,957.10      294,668.00
    ROSEVILLE        CA   95678          1            10/15/98         04
    0431108224                           03           12/01/98         30
    6105522                              O            11/01/28
    0


    1830039          369/G01             F          239,200.00         ZZ
                                         360        238,636.81          1
    29454 TWAIN WAY                    7.250          1,631.77         80
                                       7.000          1,631.77      299,000.00
    VALLEY CENTER    CA   92082          1            08/05/98         00
    0431090786                           05           10/01/98          0
    0070593074                           O            09/01/28
    0


    1830043          369/G01             F          293,000.00         ZZ
                                         360        292,077.40          1
    3442 WHITEHAVEN DRIVE              7.250          1,998.78         66
                                       7.000          1,998.78      450,000.00
1


    WALNUT CREEK     CA   94598          5            07/09/98         00
    0431090810                           05           09/01/98          0
    0070426846                           O            08/01/28
    0


    1830046          E22/G01             F          268,000.00         ZZ
                                         360        267,801.11          1
    35 WASHINGTON                      7.500          1,873.89         80
                                       7.250          1,873.89      335,700.00
    IRVINE           CA   92606          1            10/20/98         00
    0410818983                           03           12/01/98          0
    410818983                            O            11/01/28
    0


    1830050          E22/G01             F          330,000.00         ZZ
                                         360        329,742.57          1
    613 24TH STREET                    7.250          2,251.18         75
                                       7.000          2,251.18      440,000.00
    HERMOSA BEACH    CA   90254          5            10/15/98         00
    0411078520                           05           12/01/98          0
    411078520                            O            11/01/28
    0


    1830055          E22/G01             F          159,250.00         ZZ
                                         360        159,128.82          1
    24229 117TH AVENUE SOUTHEAST       7.375          1,099.90         70
                                       7.125          1,099.90      227,509.00
    KENT             WA   98031          1            10/20/98         00
    0411095557                           05           12/01/98          0
    411095557                            O            11/01/28
    0


    1830067          E22/G01             F          296,000.00         ZZ
                                         360        295,745.15          1
    989 OAK TRAIL COURT                6.750          1,919.85         80
                                       6.500          1,919.85      370,000.00
    PLACERVILLE      CA   95667          1            10/19/98         00
    0410955223                           05           12/01/98          0
    410955223                            O            11/01/28
    0


    1830070          E22/G01             F          400,000.00         ZZ
                                         360        399,703.14          1
    104 SIEBE DRIVE                    7.500          2,796.86         70
                                       7.250          2,796.86      575,000.00
    SUISUN CITY      CA   94585          5            10/21/98         00
    0411098551                           05           12/01/98          0
    411098551                            O            11/01/28
    0
1




    1830079          E22/G01             F          148,000.00         ZZ
                                         360        147,890.16          1
    240 HAWTHORNE DRIVE                7.500          1,034.84         80
                                       7.250          1,034.84      185,000.00
    TRACY            CA   95376          2            10/21/98         00
    0411077910                           05           12/01/98          0
    411077910                            O            11/01/28
    0


    1830085          K08/G01             F          264,000.00         ZZ
                                         360        263,799.12          1
    1748 COLUMBUS PLACE                7.375          1,823.38         80
                                       7.125          1,823.38      330,000.00
    SANTA CLARA      CA   95051          1            10/16/98         00
    0411099260                           05           12/01/98          0
    411099260                            O            11/01/28
    0


    1830453          K08/G01             F          213,600.00         ZZ
                                         360        213,453.00          1
    1136 BRAMBLE LANE                  7.875          1,548.75         80
                                       7.625          1,548.75      267,000.00
    FOLSOM           CA   95630          2            10/14/98         00
    0411094725                           03           12/01/98          0
    411094725                            O            11/01/28
    0


    1830495          765/G01             F          183,000.00         ZZ
                                         360        182,846.26          1
    238 EAST DUNTON AVENUE             6.875          1,202.18         75
                                       6.625          1,202.18      245,000.00
    ORANGE           CA   92865          2            10/15/98         00
    0431122670                           05           12/01/98          0
    338058                               O            11/01/28
    0


    1830537          F03/G01             F          260,000.00         ZZ
                                         360        260,000.00          1
    31782 NATIONAL PARK DRIVE          7.250          1,773.66         70
                                       7.000          1,773.66      375,000.00
    LAGUNA NIGUEL    CA   92677          1            11/06/98         00
    0431115864                           05           01/01/99          0
    LAG11354                             O            12/01/28
    0


    1830552          L48/G01             F          138,750.00         ZZ
                                         360        138,750.00          1
1


    2299 VANTAGE CT SE                 7.375            958.31         75
                                       7.125            958.31      185,000.00
    CALEDONIA        MI   49316          1            11/17/98         00
    0431115385                           05           01/01/99          0
    85055                                O            12/01/28
    0


    1830706          K08/G01             F          265,000.00         ZZ
                                         360        264,782.78          1
    2358 NW 23RD ROAD                  7.000          1,763.05         69
                                       6.750          1,763.05      385,000.00
    BOCA RATON       FL   33434          2            10/19/98         00
    0411058035                           03           12/01/98          0
    411058035                            O            11/01/28
    0


    1831210          105/G01             F          780,000.00         ZZ
                                         360        778,748.80          1
    8531 OLD DOMINION DRIVE            7.125          5,255.00         38
                                       6.875          5,255.00    2,100,000.00
    MC LEAN          VA   22102          2            09/30/98         00
    0431090257                           05           11/01/98          0
    121577                               O            10/01/28
    0


    1831352          E22/G01             F          185,000.00         ZZ
                                         360        184,844.58          1
    1929 LANDING WAY                   6.875          1,215.32         69
                                       6.625          1,215.32      271,000.00
    WESTON           FL   33326          2            10/23/98         00
    0411089428                           03           12/01/98          0
    411089428                            O            11/01/28
    0


    1831385          637/G01             F          455,000.00         ZZ
                                         360        454,645.05          1
    1486 TRIUMPH COURT                 7.250          3,103.91         64
                                       7.000          3,103.91      715,000.00
    SAN JOSE         CA   95129          5            10/20/98         00
    0431101328                           05           12/01/98          0
    0010943108                           O            11/01/28
    0


    1831387          637/G01             F          299,000.00         ZZ
                                         360        298,754.91          1
    891 WEST IOWA AVENUE               7.000          1,989.26         67
                                       6.750          1,989.26      450,000.00
    SUNNYVALE        CA   94086          2            10/16/98         00
    0431106913                           05           12/01/98          0
1


    13439724                             O            11/01/28
    0


    1831392          637/G01             F          384,000.00         ZZ
                                         360        383,707.80          1
    45929 OMEGA DR                     7.375          2,652.20         55
                                       7.125          2,652.20      700,000.00
    FREMONT          CA   94539          2            10/20/98         00
    0431098078                           05           12/01/98          0
    0010943280                           O            11/01/28
    0


    1831394          K08/G01             F          176,000.00         ZZ
                                         360        175,872.61          1
    126 PALERMO DRIVE                  7.625          1,245.72         59
                                       7.375          1,245.72      300,000.00
    ISLAMORADA       FL   33036          2            10/02/98         00
    0410941504                           05           12/01/98          0
    410941504                            O            11/01/28
    0


    1831398          637/G01             F          580,000.00         ZZ
                                         360        579,524.57          1
    205 HOLLYWOOD AVENUE               7.000          3,858.76         70
                                       6.750          3,858.76      840,000.00
    LOS GATOS        CA   95030          2            10/20/98         00
    0431106897                           05           12/01/98          0
    13430384                             O            11/01/28
    0


    1831401          637/G01             F          272,000.00         ZZ
                                         360        271,787.81          1
    5474 MCKEE ROAD                    7.250          1,855.52         74
                                       7.000          1,855.52      370,001.00
    SAN JOSE         CA   95127          2            10/20/98         00
    0431111772                           05           12/01/98          0
    0013428230                           O            11/01/28
    0


    1831403          685/G01             F          289,600.00         ZZ
                                         360        289,362.61          1
    5518 PIERCY AVENUE                 7.000          1,926.72         80
                                       6.750          1,926.72      362,000.00
    LAKEWOOD         CA   90712          1            10/27/98         00
    0431092899                           05           12/01/98          0
    115374                               O            11/01/28
    0


1


    1831406          637/G01             F          488,000.00         ZZ
                                         360        487,609.75          1
    814 MEADOW CREEK COURT             7.125          3,287.75         72
                                       6.875          3,287.75      679,000.00
    WALNUT CREEK     CA   94596          2            10/16/98         00
    0431108463                           05           12/01/98          0
    10144459                             O            11/01/28
    0


    1831407          K08/G01             F          106,000.00         ZZ
                                         360        105,923.28          1
    5117 CEREUS COURT                  7.625            750.26         74
                                       7.375            750.26      145,000.00
    LAS VEGAS        NV   89146          2            10/22/98         00
    0411092364                           05           12/01/98          0
    411092364                            O            11/01/28
    0


    1831410          K08/G01             F          239,200.00         ZZ
                                         360        239,022.48          1
    2849 EAST APPALACHIAN COURT        7.500          1,672.52         80
                                       7.250          1,672.52      299,000.00
    THOUSAND OAKS    CA   91362          1            10/23/98         00
    0411091853                           05           12/01/98          0
    411091853                            O            11/01/28
    0


    1831426          637/G01             F          295,000.00         ZZ
                                         360        294,758.18          1
    852 NEWPORT CIRCLE                 7.000          1,962.65         44
                                       6.750          1,962.65      680,000.00
    REDWOOD CITY     CA   94065          2            10/17/98         00
    0431095223                           03           12/01/98          0
    13429139                             O            11/01/28
    0


    1831430          637/G01             F          256,000.00         ZZ
                                         360        255,800.29          1
    339 HOWARD DRIVE                   7.250          1,746.38         62
                                       7.000          1,746.38      413,000.00
    SANTA CLARA      CA   95051          2            10/21/98         00
    0431104132                           05           12/01/98          0
    0010943421                           O            11/01/28
    0


    1831433          K08/G01             F          248,000.00         ZZ
                                         360        247,796.72          1
    29081 ROSECLIFF LANE               7.000          1,649.95         80
                                       6.750          1,649.95      310,000.00
1


    HAYWARD          CA   94544          2            10/22/98         00
    0411104276                           05           12/01/98          0
    411104276                            O            11/01/28
    0


    1831434          637/G01             F          405,000.00         ZZ
                                         360        404,668.02          1
    2070 BLACKWOOD DRIVE               7.000          2,694.48         76
                                       6.750          2,694.48      535,000.00
    WALNUT CREEK     CA   94596          2            10/20/98         00
    0431109727                           05           12/01/98          0
    13431333                             O            11/01/28
    0


    1831435          K08/G01             F          109,850.00         ZZ
                                         360        109,764.31          1
    2203 CONDOR COURT                  7.250            749.37         70
                                       7.000            749.37      157,000.00
    LODI             CA   95240          2            10/22/98         00
    0411106362                           05           12/01/98          0
    411106362                            O            11/01/28
    0


    1831437          K08/G01             F          240,050.00         ZZ
                                         360        239,853.23          1
    25942 NORTH TWAIN PLACE            7.000          1,597.06         80
                                       6.750          1,597.06      300,076.00
    STEVENSON RANCH  CA   91381          1            10/19/98         00
    0411087513                           03           12/01/98          0
    411087513                            O            11/01/28
    0


    1831440          K08/G01             F          248,000.00         ZZ
                                         360        247,801.68          1
    1629 PECK AVENUE                   7.125          1,670.82         80
                                       6.875          1,670.82      310,000.00
    SAN MATEO        CA   94401          1            10/21/98         00
    0410991376                           05           12/01/98          0
    410991376                            O            11/01/28
    0


    1831444          637/G01             F          506,000.00         ZZ
                                         360        505,585.24          1
    725 SAN MATEO DRIVE                7.000          3,366.43         59
                                       6.750          3,366.43      862,000.00
    MENLO PARK       CA   94025          2            10/20/98         00
    0431107010                           05           12/01/98          0
    13429634                             O            11/01/28
    0
1




    1831445          637/G01             F          298,000.00         ZZ
                                         360        297,761.69          1
    6890 SERENITY COURT                7.125          2,007.69         70
                                       6.875          2,007.69      430,000.00
    SAN JOSE         CA   95120          5            10/15/98         00
    0431101377                           05           12/01/98          0
    0013428628                           O            11/01/28
    0


    1831448          637/G01             F          390,000.00         ZZ
                                         360        389,695.76          1
    7031 APPLE GROVE COURT             7.250          2,660.49         75
                                       7.000          2,660.49      525,000.00
    SAN JOSE         CA   95135          5            10/19/98         00
    0431104124                           05           12/01/98          0
    0013427251                           O            11/01/28
    0


    1831452          637/G01             F          300,000.00         ZZ
                                         360        299,760.09          1
    144 LA PUESTA DEL SOL              7.125          2,021.16         67
                                       6.875          2,021.16      450,000.00
    PISMO BEACH      CA   93449          2            10/21/98         00
    0431097906                           05           12/01/98          0
    10144228                             O            11/01/28
    0


    1831454          637/G01             F          597,000.00         ZZ
                                         360        596,522.59          1
    1553 ARBOR AVENUE                  7.125          4,022.10         65
                                       6.875          4,022.10      925,000.00
    LOS ALTOS        CA   94024          2            10/20/98         00
    0431097823                           05           12/01/98          0
    0013429808                           O            11/01/28
    0


    1831458          637/G01             F          250,000.00         ZZ
                                         360        249,804.98          1
    24840 MILLER HILL ROAD             7.250          1,705.44         73
                                       7.000          1,705.44      345,000.00
    LOS GATOS        CA   95033          2            10/15/98         00
    0431106269                           05           12/01/98          0
    0013427786                           O            11/01/28
    0


    1831460          H47/G01             F          265,600.00         ZZ
                                         360        265,392.81          1
1


    5361 SOUTH SAULSBURY WAY           7.250          1,811.86         95
                                       7.000          1,811.86      279,600.00
    LITTLETON        CO   80123          1            10/28/98         10
    0431086651                           03           12/01/98         30
    000                                  O            11/01/28
    0


    1831464          637/G01             F          329,000.00         ZZ
                                         360        328,743.35          1
    7166 BROOKTREE WAY                 7.250          2,244.36         63
                                       7.000          2,244.36      528,000.00
    SAN JOSE         CA   95120          2            10/18/98         00
    0431106392                           05           12/01/98          0
    0010145282                           O            11/01/28
    0


    1831470          637/G01             F          525,600.00         ZZ
                                         360        525,189.98          1
    6290 SCENIC MEADOW LANE            7.250          3,585.52         80
                                       7.000          3,585.52      657,000.00
    SAN JOSE         CA   95135          2            10/20/98         00
    0431107069                           05           12/01/98          0
    0013427752                           O            11/01/28
    0


    1831478          637/G01             F          301,000.00         ZZ
                                         360        300,759.29          1
    1314 QUAIL CREEK CIRCLE            7.125          2,027.90         70
                                       6.875          2,027.90      430,000.00
    SAN JOSE         CA   95120          2            10/21/98         00
    0431106244                           03           12/01/98          0
    0013428701                           O            11/01/28
    0


    1831482          709/G01             F           90,000.00         ZZ
                                         360         89,933.20          1
    160 ECHO DRIVE                     7.500            629.30         33
                                       7.250            629.30      275,000.00
    PAGOSA SPRINGS   CO   81147          4            10/20/98         00
    0431093509                           05           12/01/98          0
    240804                               O            11/01/28
    0


    1831483          637/G01             F          277,000.00         ZZ
                                         360        276,778.49          1
    1301 SCHOONER STREET               7.125          1,866.20         57
                                       6.875          1,866.20      490,000.00
    FOSTER CITY      CA   94404          2            10/21/98         00
    0431108372                           05           12/01/98          0
1


    0013428255                           O            11/01/28
    0


    1831486          830/G01             F          248,800.00         ZZ
                                         360        248,601.04          1
    650 CHESTNUT STREET 108-B          7.125          1,676.21         69
                                       6.875          1,676.21      364,000.00
    SAN FRANCISCO    CA   94133          2            10/23/98         00
    0431092774                           01           12/01/98          0
    2540001                              O            11/01/28
    0


    1831490          637/G01             F          335,250.00         ZZ
                                         360        334,981.90          1
    3306 YUBA AVENUE                   7.125          2,258.65         76
                                       6.875          2,258.65      444,000.00
    SAN JOSE         CA   95117          2            10/19/98         00
    0431106962                           05           12/01/98          0
    0010943199                           O            11/01/28
    0


    1831496          637/G01             F          332,000.00         ZZ
                                         360        331,734.50          1
    60 CALISTOGA COURT                 7.125          2,236.75         80
                                       6.875          2,236.75      415,000.00
    DANVILLE         CA   94526          2            10/21/98         00
    0431096833                           05           12/01/98          0
    0010144418                           O            11/01/28
    0


    1831498          637/G01             F          354,000.00         ZZ
                                         360        353,709.83          1
    40557 AMBAR PLACE                  7.000          2,355.17         73
                                       6.750          2,355.17      487,000.00
    FREMONT          CA   94539          2            10/19/98         00
    0431096916                           05           12/01/98          0
    0010144210                           O            11/01/28
    0


    1831503          637/G01             F          379,000.00         ZZ
                                         360        378,696.91          1
    909 CAPRI DRIVE                    7.125          2,553.40         59
                                       6.875          2,553.40      650,000.00
    CAMPBELL         CA   95008          2            10/16/98         00
    0431106491                           05           12/01/98          0
    0010943090                           O            11/01/28
    0


1


    1831504          637/G01             F          360,000.00         ZZ
                                         360        359,712.11          1
    172 VIA SERENA                     7.125          2,425.39         63
                                       6.875          2,425.39      575,000.00
    ALAMO            CA   94507          5            10/19/98         00
    0431097328                           05           12/01/98          0
    0010146553                           O            11/01/28
    0


    1831507          637/G01             F          330,000.00         ZZ
                                         360        329,729.50          1
    7576 PEACH BLOSSOM DRIVE           7.000          2,195.50         60
                                       6.750          2,195.50      550,000.00
    CUPERTINO        CA   95014          2            10/21/98         00
    0431102136                           05           12/01/98          0
    0010144277                           O            11/01/28
    0


    1831509          637/G01             F          396,000.00         ZZ
                                         360        395,667.31          1
    1788 KIRKMONT DRIVE                6.875          2,601.44         73
                                       6.625          2,601.44      545,000.00
    SAN JOSE         CA   95124          2            10/21/98         00
    0431106103                           05           12/01/98          0
    0013431242                           O            11/01/28
    0


    1831512          637/G01             F          641,000.00         ZZ
                                         360        640,474.58          1
    338 BACHMAN AVENUE                 7.000          4,264.59         56
                                       6.750          4,264.59    1,145,000.00
    LOS GATOS        CA   95030          2            10/12/98         00
    0431104116                           05           12/01/98          0
    0010943173                           O            11/01/28
    0


    1831513          637/G01             F          258,700.00         ZZ
                                         360        258,493.12          1
    953 AMSTUTZ DRIVE                  7.125          1,742.91         69
                                       6.875          1,742.91      375,000.00
    SAN JOSE         CA   95129          2            10/19/98         00
    0431106400                           05           12/01/98          0
    0013426754                           O            11/01/28
    0


    1831516          637/G01             F          357,000.00         ZZ
                                         360        356,714.51          1
    12660 EASTON DRIVE                 7.125          2,405.18         51
                                       6.875          2,405.18      700,000.00
1


    SARATOGA         CA   95070          2            10/14/98         00
    0431106533                           05           12/01/98          0
    0010943033                           O            11/01/28
    0


    1831518          637/G01             F          400,000.00         ZZ
                                         360        399,672.12          1
    1528 HONEYSUCKLE COURT             7.000          2,661.21         26
                                       6.750          2,661.21    1,540,000.00
    PLEASANTON       CA   94588          2            10/21/98         00
    0431096858                           03           12/01/98          0
    0010144160                           O            11/01/28
    0


    1831521          K79/G01             F          333,000.00         ZZ
                                         360        333,000.00          1
    9 SHANNON CIRCLE                   7.250          2,271.65         79
                                       7.000          2,271.65      424,000.00
    WESTFORD         MA   01886          2            11/20/98         00
    0431122688                           05           01/01/99          0
    109951831521                         O            12/01/28
    0


    1831536          G81/G01             F           27,000.00         ZZ
                                         360         26,980.94          1
    2154 WEST 60 STREET UNIT 12116     7.750            193.43         60
                                       7.500            193.43       45,000.00
    HIALEAH          FL   33016          1            10/27/98         00
    0431086909                           01           12/01/98          0
    021810109                            O            11/01/28
    0


    1831545          B57/G01             F          256,200.00         ZZ
                                         360        256,000.14          1
    11514 DILLER AVENUE                7.250          1,747.74         90
                                       7.000          1,747.74      285,000.00
    CULVER CITY      CA   90230          1            10/23/98         11
    0431098599                           05           12/01/98         25
    9821107                              O            11/01/28
    0


    1831570          369/G01             F          285,000.00         ZZ
                                         360        284,531.40          1
    907 LA PAZ DRIVE                   7.000          1,896.12         80
                                       6.750          1,896.12      358,500.00
    DAVIS            CA   95616          2            09/16/98         00
    0431090745                           05           11/01/98          0
    70673413                             O            10/01/28
    0
1




    1831591          601/G01             F          379,800.00         ZZ
                                         360        379,480.92          1
    2285 SAVANNAH LANE                 6.875          2,495.02         83
                                       6.625          2,495.02      458,000.00
    LEXINGTON        KY   40513          2            10/16/98         12
    0431094911                           05           12/01/98         25
    1233001                              O            11/01/28
    0


    1831606          E82/G01             F          450,000.00         ZZ
                                         360        449,621.95          1
    2105 PULLMAN AVENUE                6.875          2,956.18         80
                                       6.625          2,956.18      563,000.00
    BELMONT          CA   94002          2            10/28/98         00
    0400158960                           05           12/01/98          0
    0400158960                           O            11/01/28
    0


    1831608          601/G01             F          410,000.00         ZZ
                                         360        409,646.99          1
    1183 SONUCA COURT                  6.750          2,659.26         69
                                       6.500          2,659.26      600,000.00
    CAMPBELL         CA   95008          5            10/07/98         00
    0431094960                           05           12/01/98          0
    3006426                              O            11/01/28
    0


    1831615          601/G01             F          276,500.00         ZZ
                                         360        276,267.70          1
    16595 ORCHARD LANE                 6.875          1,816.41         76
                                       6.625          1,816.41      365,000.00
    STILWELL         KS   66085          2            10/09/98         00
    0431095017                           05           12/01/98          0
    1288254                              O            11/01/28
    0


    1831617          601/G01             F          263,450.00         ZZ
                                         360        262,675.84          1
    540 STONEHAVEN DRIVE               7.625          1,864.68         95
                                       7.375          1,864.68      277,352.00
    FAYETTEVILLE     GA   30215          1            08/07/98         04
    0431096924                           03           10/01/98         30
    1266273                              O            09/01/28
    0


    1831624          601/G01             F          284,800.00         ZZ
                                         360        284,560.74          1
1


    1443 GERHARDT AVENUE               6.875          1,870.93         80
                                       6.625          1,870.93      356,000.00
    SAN JOSE         CA   95125          1            10/02/98         00
    0431094119                           05           12/01/98          0
    1287535                              O            11/01/28
    0


    1831632          601/G01             F          375,000.00         ZZ
                                         360        374,383.45          1
    154 BUTANO AVENUE                  7.000          2,494.88         75
                                       6.750          2,494.88      500,000.00
    SUNNYVALE        CA   94086          2            09/25/98         00
    0431095058                           05           11/01/98          0
    1285458                              O            10/01/28
    0


    1831644          601/G01             F          265,500.00         ZZ
                                         360        265,276.94          1
    113 GRACE WAY                      6.875          1,744.15         90
                                       6.625          1,744.15      295,000.00
    SCOTTS VALLEY    CA   95066          1            10/02/98         11
    0431096932                           05           12/01/98         25
    1286668                              O            11/01/28
    0


    1831645          E82/G01             F          261,500.00         ZZ
                                         360        261,290.89          1
    18352 CLEMSON AVENUE               7.125          1,761.77         75
                                       6.875          1,761.77      353,000.00
    SARATOGA         CA   95070          2            10/27/98         00
    0400152500                           05           12/01/98          0
    0400152500                           O            11/01/28
    0


    1831651          601/G01             F          585,000.00         ZZ
                                         360        581,271.02          1
    269 CLIFTON AVENUE                 7.625          4,140.60         75
                                       7.375          4,140.60      780,000.00
    SAN CARLOS       CA   94070          2            07/29/98         00
    0431094234                           05           09/01/98          0
    1266234                              O            08/01/28
    0


    1831654          356/G01             F          257,400.00         ZZ
                                         360        257,400.00          1
    1596 CREEK DRIVE                   7.125          1,734.16         72
                                       6.875          1,734.16      360,000.00
    SAN JOSE         CA   95125          2            10/23/98         00
    0431087626                           05           01/01/99          0
1


    312360                               O            12/01/28
    0


    1831656          601/G01             F          290,650.00         ZZ
                                         360        290,393.56          2
    1956 MENALTO AVENUE                6.625          1,861.07         80
                                       6.375          1,861.07      365,000.00
    MENLO PARK       CA   94025          1            10/01/98         00
    0431095033                           05           12/01/98          0
    12843216                             O            11/01/28
    0


    1831659          601/G01             F          440,000.00         ZZ
                                         360        439,311.43          1
    12351 RADOYKA DRIVE                7.250          3,001.58         80
                                       7.000          3,001.58      550,000.00
    SARATOGA         CA   95070          1            09/28/98         00
    0431094291                           05           11/01/98          0
    1285020                              O            10/01/28
    0


    1831664          601/G01             F          321,500.00         ZZ
                                         360        320,776.16          1
    520 SYLVAN AVENUE                  7.500          2,247.98         70
                                       7.250          2,247.98      460,000.00
    SAN MATEO        CA   94403          5            08/28/98         00
    0431093186                           05           10/01/98          0
    1284293                              O            09/01/28
    0


    1831685          B64/G01             F          389,909.00         ZZ
                                         360        389,640.66          1
    20 POND STREET                     7.875          2,827.12         66
                                       7.625          2,827.12      596,000.00
    NEEDHAM          MA   02192          2            10/13/98         00
    0431090448                           05           12/01/98          0
    64632                                O            11/01/28
    0


    1831689          L02/G01             F          438,000.00         ZZ
                                         360        437,666.71          1
    658 OXBURY ROAD                    7.375          3,025.16         80
                                       7.125          3,025.16      547,500.00
    GIBSON ISLAND    MD   21056          1            10/29/98         00
    0431087766                           05           12/01/98          0
    981709                               O            11/01/28
    0


1


    1831719          070/070             F          306,000.00         ZZ
                                         360        305,332.27          1
    608 CHESTNUT STREET                7.375          2,113.47         49
                                       7.125          2,113.47      630,000.00
    NEEDHAM          MA   02492          2            09/03/98         00
    4123230                              05           11/01/98          0
    4123230                              O            10/01/28
    0


    1831731          664/G01             F          284,800.00         ZZ
                                         360        284,566.54          1
    5714 FREEMAN AVENUE                7.000          1,894.79         80
                                       6.750          1,894.79      356,000.00
    LA CRESCENTA AR  CA   91214          2            10/07/98         00
    0431092675                           05           12/01/98          0
    2776672                              O            11/01/28
    0


    1831767          E98/G01             F          267,750.00         ZZ
                                         360        267,530.52          1
    4347 MATTHEW COURT                 7.000          1,781.35         80
                                       6.750          1,781.35      334,730.00
    EAGAN            MN   55123          1            10/23/98         00
    0431105386                           05           12/01/98          0
    406814                               O            11/01/28
    0


    1831794          E82/G01             F          132,500.00         ZZ
                                         360        132,391.39          1
    8605 EAST DARTMOUTH AVENUE         7.000            881.53         77
                                       6.750            881.53      173,000.00
    DENVER           CO   80231          2            10/30/98         00
    0400158853                           05           12/01/98          0
    0400158853                           O            11/01/28
    0


    1831820          E82/G01             F          286,000.00         ZZ
                                         360        285,771.30          1
    2501 SOUTHWEST 53RD TERRACE        7.125          1,926.83         76
                                       6.875          1,926.83      378,000.00
    CAPE CORAL       FL   33914          2            10/30/98         00
    0400154738                           05           12/01/98          0
    0400154738                           O            11/01/28
    0


    1831879          593/593             F          300,000.00         ZZ
                                         360        298,331.79          1
    1628 E FEDERAL HEIGHTS DRIVE       7.250          2,046.53         67
                                       7.000          2,046.53      450,000.00
1


    SALT LAKE CITY   UT   84103          1            04/30/98         00
    6190045                              05           06/01/98          0
    6190045                              O            05/01/28
    0


    1831956          L49/G01             F          495,850.00         ZZ
                                         360        495,453.48          1
    36 PLUMERIA                        7.125          3,340.63         80
                                       6.875          3,340.63      625,000.00
    IRVINE           CA   92620          1            10/23/98         00
    0431099977                           03           12/01/98          0
    10001168                             O            11/01/28
    0


    1831962          K08/G01             F          224,000.00         ZZ
                                         360        223,833.76          1
    6126 LARIOS WAY                    7.500          1,566.24         70
                                       7.250          1,566.24      320,000.00
    SAN JOSE         CA   95123          1            10/27/98         00
    0411065147                           05           12/01/98          0
    411065147                            O            11/01/28
    0


    1831981          K08/G01             F          171,400.00         ZZ
                                         360        171,285.00          1
    141 CASCADE AVENUE                 8.000          1,257.67         70
                                       7.750          1,257.67      245,000.00
    LIVERMORE        CA   94550          1            10/26/98         00
    0411098254                           05           12/01/98          0
    411098254                            O            11/01/28
    0


    1831987          K08/G01             F           90,900.00         ZZ
                                         360         90,827.31          1
    1153 MICHAEL SEAN DRIVE            7.125            612.41         69
                                       6.875            612.41      133,000.00
    BEDFORD          TX   76021          2            10/27/98         00
    0411121783                           05           12/01/98          0
    411121783                            O            11/01/28
    0


    1831988          E22/G01             F          243,000.00         ZZ
                                         360        242,815.10          1
    105 LARKWOOD LANE                  7.375          1,678.34         75
                                       7.125          1,678.34      324,000.00
    CARY             NC   27511          2            10/15/98         00
    0411074230                           05           12/01/98          0
    411074230                            O            11/01/28
    0
1




    1831994          K08/G01             F          369,350.00         ZZ
                                         360        369,068.95          1
    8 MOHAWK TRAIL                     7.375          2,551.01         75
                                       7.125          2,551.01      492,500.00
    LEWISBORO        NY   10536          1            10/26/98         00
    0411078470                           05           12/01/98          0
    411078470                            O            11/01/28
    0


    1832006          K08/G01             F          221,000.00         ZZ
                                         360        220,844.02          1
    47503 TILDEN COURT                 7.750          1,583.27         70
                                       7.500          1,583.27      319,000.00
    STERLING         VA   20165          2            10/20/98         00
    0411060320                           03           12/01/98          0
    411060320                            O            11/01/28
    0


    1832009          K08/G01             F          171,750.00         ZZ
                                         360        171,605.70          1
    5 SAVOY COURT                      6.875          1,128.28         75
                                       6.625          1,128.28      232,000.00
    MANSFIELD        TX   76063          2            10/23/98         00
    0411103633                           03           12/01/98          0
    411103633                            O            11/01/28
    0


    1832012          L59/G01             F           99,750.00         ZZ
                                         360         99,681.35          1
    1164 HEBERT LANE                   7.875            723.26         95
                                       7.625            723.26      105,000.00
    ST MARTINVILLE   LA   70582          1            10/30/98         10
    0431088848                           05           12/01/98         30
    980929000133                         O            11/01/28
    0


    1832047          K08/G01             F          113,000.00         ZZ
                                         360        112,916.14          1
    854 GRANTS AVENUE                  7.500            790.11         66
                                       7.250            790.11      172,000.00
    MAYWOOD          NJ   07607          2            10/20/98         00
    0411078835                           05           12/01/98          0
    411078835                            O            11/01/28
    0


    1832054          K08/G01             F          105,000.00         ZZ
                                         360        104,922.07          1
1


    1011 SUTTON LANE                   7.500            734.18         38
                                       7.250            734.18      280,000.00
    ESTES PARK       CO   80517          5            10/22/98         00
    0411083934                           05           12/01/98          0
    411083934                            O            11/01/28
    0


    1832091          637/G01             F          245,950.00         ZZ
                                         360        245,767.47          1
    4738 DEVONSHIRE PLACE              7.500          1,719.72         62
                                       7.250          1,719.72      400,000.00
    SANTA ROSA       CA   95405          2            10/16/98         00
    0431095116                           05           12/01/98          0
    0013817069                           O            11/01/28
    0


    1832108          637/G01             F          245,000.00         ZZ
                                         360        244,808.87          1
    720 JESSICA DRIVE                  7.250          1,671.34         70
                                       7.000          1,671.34      355,000.00
    LIVERMORE        CA   94550          5            10/09/98         00
    0431100775                           05           12/01/98          0
    0010943116                           O            11/01/28
    0


    1832115          637/G01             F          275,000.00         ZZ
                                         360        274,774.58          1
    18641 CLEMENT DRIVE                7.000          1,829.59         74
                                       6.750          1,829.59      375,000.00
    CASTRO VALLEY    CA   94552          5            10/21/98         00
    0431101450                           05           12/01/98          0
    0010145704                           O            11/01/28
    0


    1832118          637/G01             F          265,000.00         ZZ
                                         360        264,771.84          1
    884 MANGO AVENUE                   6.750          1,718.79         50
                                       6.500          1,718.79      535,000.00
    SUNNYVALE        CA   94087          2            10/20/98         00
    0431100783                           05           12/01/98          0
    13426994                             O            11/01/28
    0


    1832122          637/G01             F          293,000.00         ZZ
                                         360        292,771.43          1
    920 KINGSLEY DRIVE                 7.250          1,998.78         64
                                       7.000          1,998.78      460,000.00
    ARCADIA (AREA)   CA   91007          2            10/19/98         00
    0431109487                           05           12/01/98          0
1


    0013443387                           O            11/01/28
    0


    1832126          637/G01             F          297,200.00         ZZ
                                         360        296,956.39          1
    9191 S EGRET COURT                 7.000          1,977.28         80
                                       6.750          1,977.28      371,500.00
    GILROY           CA   95020          1            10/13/98         00
    0431097336                           05           12/01/98          0
    10936243                             O            11/01/28
    0


    1832134          637/G01             F          306,000.00         ZZ
                                         360        305,736.54          1
    979 TERRA BELLA AVENUE             6.750          1,984.71         54
                                       6.500          1,984.71      570,000.00
    SAN JOSE         CA   95125          2            10/15/98         00
    0431107671                           05           12/01/98          0
    10147288                             O            11/01/28
    0


    1832139          637/G01             F          227,000.00         ZZ
                                         360        226,804.56          1
    1301 GUNPOWDER COURT               6.750          1,472.32         89
                                       6.500          1,472.32      257,000.00
    FORT WASHINGTON  MD   20744          2            10/14/98         14
    0431090695                           03           12/01/98         25
    11237591                             O            11/01/28
    0


    1832143          637/G01             F          286,000.00         ZZ
                                         360        285,776.89          1
    2301 ALBION STREET                 7.250          1,951.03         60
                                       7.000          1,951.03      480,000.00
    DENVER           CO   80207          5            10/09/98         00
    0431092568                           05           12/01/98          0
    13401310                             O            11/01/28
    0


    1832147          637/G01             F          335,200.00         ZZ
                                         360        334,969.31          1
    996 IDAHO COURT                    7.875          2,430.44         80
                                       7.625          2,430.44      420,000.00
    MILPITAS         CA   95035          1            10/14/98         00
    0431105592                           03           12/01/98          0
    10142933                             O            11/01/28
    0


1


    1832152          637/G01             F          321,300.00         ZZ
                                         360        321,036.63          1
    424 MICHIGAN AVENUE                7.000          2,137.62         72
                                       6.750          2,137.62      450,000.00
    BERKELEY         CA   94707          2            10/17/98         00
    0431109891                           05           12/01/98          0
    13402367                             O            11/01/28
    0


    1832221          N24/G01             F           75,500.00         ZZ
                                         360         75,446.71          1
    111 WEST BROADWAY STREET           7.750            540.89         59
                                       7.500            540.89      129,000.00
    ELIZABETH        CO   80107          1            10/23/98         00
    0431093970                           05           12/01/98          0
    0000                                 O            11/01/28
    0


    1832226          246/G01             F          239,800.00         ZZ
                                         360        239,603.43          1
    13103 PEACH LEAF PLACE             7.000          1,595.40         80
                                       6.750          1,595.40      299,750.00
    FAIRFAX          VA   22030          1            10/23/98         00
    0431093640                           05           12/01/98          0
    028694                               O            11/01/28
    0


    1832238          637/G01             F          289,000.00         ZZ
                                         360        288,768.89          1
    21771 LOMITA AVENUE                7.125          1,947.05         63
                                       6.875          1,947.05      460,000.00
    CUPERTINO        CA   95014          2            10/13/98         00
    0431101732                           05           12/01/98          0
    0010943223                           O            11/01/28
    0


    1832249          637/G01             F          385,000.00         ZZ
                                         360        384,699.66          1
    14761 SIXTH STREET                 7.250          2,626.38         46
                                       7.000          2,626.38      855,000.00
    SARATOGA         CA   95070          2            10/22/98         00
    0431105451                           05           12/01/98          0
    0010931293                           O            11/01/28
    0


    1832255          637/G01             F          359,200.00         ZZ
                                         360        358,919.79          1
    1053 WIGET LANE                    7.250          2,450.38         80
                                       7.000          2,450.38      449,000.00
1


    WALNUT CREEK     CA   94598          2            10/16/98         00
    0431096254                           05           12/01/98          0
    0010142966                           O            11/01/28
    0


    1832264          637/G01             F          400,000.00         ZZ
                                         360        399,672.12          1
    43437 LAUREL GLEN COMMON           7.000          2,661.21         69
                                       6.750          2,661.21      583,000.00
    FREMONT          CA   94539          2            10/20/98         00
    0431128735                           03           12/01/98          0
    0013428164                           O            11/01/28
    0


    1832272          637/G01             F          248,000.00         ZZ
                                         360        247,796.72          1
    3044 SANTA MARIA DRIVE             7.000          1,649.95         77
                                       6.750          1,649.95      325,000.00
    CONCORD          CA   94518          5            10/16/98         00
    0431118710                           05           12/01/98          0
    0013427612                           O            11/01/28
    0


    1832274          637/G01             F          296,000.00         ZZ
                                         360        295,769.08          1
    21325 RUMFORD DRIVE                7.250          2,019.25         54
                                       7.000          2,019.25      550,000.00
    CUPERTINO        CA   95014          2            10/17/98         00
    0431100791                           05           12/01/98          0
    0010943454                           O            11/01/28
    0


    1832283          637/G01             F          275,000.00         ZZ
                                         360        274,774.58          1
    1647 WYNDHAM DRIVE                 7.000          1,829.59         65
                                       6.750          1,829.59      425,000.00
    SAN JOSE         CA   95124          2            10/20/98         00
    0431097294                           05           12/01/98          0
    0013426812                           O            11/01/28
    0


    1832285          637/G01             F          348,000.00         ZZ
                                         360        347,721.71          1
    6779 MISTY WILLOW COURT            7.125          2,344.54         69
                                       6.875          2,344.54      510,000.00
    SAN JOSE         CA   95120          2            10/16/98         00
    0431109362                           05           12/01/98          0
    0013149687                           O            11/01/28
    0
1




    1832286          811/G01             F          270,800.00         ZZ
                                         360        270,583.45          1
    1201 BLUE PARROT COURT             7.125          1,824.43         80
                                       6.875          1,824.43      338,519.00
    GILROY           CA   95020          1            10/21/98         00
    0431091032                           03           12/01/98          0
    FM02206457                           O            11/01/28
    0


    1832288          F18/G01             F          208,000.00         ZZ
                                         360        207,853.19          1
    574 SKYLINE DRIVE                  7.750          1,490.14         80
                                       7.500          1,490.14      260,000.00
    DALY CITY        CA   94015          2            10/26/98         00
    0431104546                           05           12/01/98          0
    310                                  O            11/01/28
    0


    1832291          637/G01             F          376,000.00         ZZ
                                         360        375,706.68          1
    11115 FOOTHILL AVENUE #A           7.250          2,564.99         80
                                       7.000          2,564.99      470,000.00
    GILROY           CA   95020          1            10/15/98         00
    0431108430                           05           12/01/98          0
    0010942134                           O            11/01/28
    0


    1832294          637/G01             F          650,000.00         ZZ
                                         360        649,453.92          1
    5439 BLACKHAWK DRIVE               6.875          4,270.04         76
                                       6.625          4,270.04      860,000.00
    DANVILLE         CA   94506          1            10/02/98         00
    0431097534                           03           12/01/98          0
    0013423793                           O            11/01/28
    0


    1832381          637/G01             F          300,000.00         ZZ
                                         360        299,765.97          1
    1084 W. MC KINLEY AVENUE           7.250          2,046.53         77
                                       7.000          2,046.53      390,000.00
    SUNNYVALE        CA   94086          2            10/20/98         00
    0431128974                           05           12/01/98          0
    0013427638                           O            11/01/28
    0


    1832415          637/G01             F          650,000.00         ZZ
                                         360        649,492.93          1
1


    14735 ALOHA AVE                    7.250          4,434.15         46
                                       7.000          4,434.15    1,420,000.00
    SARATOGA         CA   95070          5            10/14/98         00
    0431107093                           05           12/01/98          0
    0013428289                           O            11/01/28
    0


    1832720          637/G01             F          586,250.00         ZZ
                                         360        586,250.00          1
    260 BREVOORT LANE                  7.000          3,900.34         70
                                       6.750          3,900.34      837,500.00
    RYE              NY   10580          1            11/17/98         00
    0431124536                           05           01/01/99          0
    13266416                             O            12/01/28
    0


    1832828          L47/G01             F          137,700.00         ZZ
                                         360        137,700.00          1
    18 MONTCEAU DRIVE                  7.500            962.82         90
                                       7.250            962.82      153,500.00
    NEWARK           DE   19702          2            11/25/98         01
    0431124841                           03           01/01/99         25
    0319585                              O            12/01/28
    0


    1832919          K08/G01             F          365,000.00         ZZ
                                         360        364,693.36          1
    5955 POST OAK CIRCLE               6.875          2,397.79         61
                                       6.625          2,397.79      600,000.00
    SAN JOSE         CA   95120          2            10/20/98         00
    0411093826                           03           12/01/98          0
    411093826                            O            11/01/28
    0


    1832995          816/G01             F          157,220.00         ZZ
                                         360        157,220.00          1
    3809 APACHE LANE                   7.500          1,099.31         95
                                       7.250          1,099.31      167,000.00
    LAS VEGAS        NV   89107          2            11/19/98         12
    0431114347                           05           01/01/99         30
    86071                                O            12/01/28
    0


    1832996          637/G01             F          650,000.00         ZZ
                                         360        649,467.20          1
    6668 GRAYSTONE LANE                7.000          4,324.47         65
                                       6.750          4,324.47    1,000,000.00
    SAN JOSE         CA   95120          2            10/21/98         00
    0431105808                           05           12/01/98          0
1


    10943462                             O            11/01/28
    0


    1833147          637/G01             F          257,000.00         ZZ
                                         360        256,804.44          1
    343 FONTAINE COURT                 7.375          1,775.04         63
                                       7.125          1,775.04      410,000.00
    DANVILLE         CA   94506          2            10/19/98         00
    0431121102                           03           12/01/98          0
    10145563                             O            11/01/28
    0


    1833237          F59/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
    55 ESSEX ROAD                      6.875          2,956.18         59
                                       6.625          2,956.18      775,000.00
    NEWTON           MA   02167          2            11/20/98         00
    0431119296                           05           01/01/99          0
    0000                                 O            12/01/28
    0


    1833608          637/G01             F          390,000.00         ZZ
                                         360        389,680.32          1
    1273 MARTIN AVENUE                 7.000          2,594.68         65
                                       6.750          2,594.68      600,000.00
    SAN JOSE         CA   95126          5            10/21/98         00
    0431113760                           05           12/01/98          0
    0013362322                           O            11/01/28
    0


    1833723          K08/G01             F          650,000.00         ZZ
                                         360        649,517.61          1
    538 LAWRENCE AVENUE                7.500          4,544.89         67
                                       7.250          4,544.89      975,000.00
    WESTFIELD        NJ   07090          1            10/29/98         00
    0411036932                           05           12/01/98          0
    411036932                            O            11/01/28
    0


    1833811          K08/G01             F          253,888.00         ZZ
                                         360        253,679.89          1
    71 CANTERBURY AVENUE               7.000          1,689.12         80
                                       6.750          1,689.12      318,888.00
    DALY CITY        CA   94015          1            10/27/98         00
    0411110547                           05           12/01/98          0
    411110547                            O            11/01/28
    0


1


    1833813          K08/G01             F          255,200.00         ZZ
                                         360        255,200.00          1
    5775 MIDWAY DRIVE                  7.000          1,697.85         80
                                       6.750          1,697.85      319,000.00
    CYPRESS          CA   90630          1            11/02/98         00
    0411106008                           05           01/01/99          0
    411106008                            O            12/01/28
    0


    1833907          964/G01             F          153,650.00         ZZ
                                         360        153,650.00          1
    27181 CYPRESS                      7.250          1,048.16         70
                                       7.000          1,048.16      219,500.00
    MISSION VIEJO    CA   92692          1            11/23/98         00
    0431125046                           05           01/01/99          0
    44574                                O            12/01/28
    0


    1833937          K21/G01             F          446,999.00         ZZ
                                         360        446,999.00          1
    2218 NORTH GRANDVIEW ROAD          7.125          3,011.52         80
                                       6.875          3,011.52      558,749.00
    ORANGE           CA   92867          1            11/16/98         00
    0431126770                           05           01/01/99          0
    9810374                              O            12/01/28
    0


    1833979          E82/G01             F          308,000.00         ZZ
                                         360        307,753.70          1
    5146 VISTA GRANDE DRIVE            7.125          2,075.05         72
                                       6.875          2,075.05      430,000.00
    SANTA ROSA       CA   95403          2            10/27/98         00
    0400155289                           05           12/01/98          0
    0400155289                           O            11/01/28
    0


    1833984          A50/A50             F          276,000.00         ZZ
                                         240        275,453.90          1
    702 PINEPOINT CIRCLE               6.750          2,098.60         79
                                       6.500          2,098.60      353,500.00
    VALDOSTA         GA   31602          1            10/22/98         00
    115051                               05           12/01/98          0
    115051                               O            11/01/18
    0


    1833992          A50/A50             F          340,000.00         ZZ
                                         360        339,454.61          1
    103 COUNTRY LANE                   7.125          2,290.64         80
                                       6.875          2,290.64      425,000.00
1


    KATHLEEN         GA   31047          1            09/24/98         00
    114970                               05           11/01/98          0
    114970                               O            10/01/28
    0


    1834007          926/926             F          510,000.00         ZZ
                                         360        509,630.88          1
    16 SALT SPRAY LANE                 7.625          3,609.75         80
                                       7.375          3,609.75      637,500.00
    HILTON HEAD ISL  SC   29928          1            10/16/98         00
    163014487                            03           12/01/98          0
    163014487                            O            11/01/28
    0


    1834011          926/926             F          560,000.00         ZZ
                                         360        558,681.49          1
    13 OCEAN POINT NORTH               7.250          3,820.19         69
                                       7.000          3,820.19      820,000.00
    HILTON HEAD ISL  SC   29928          2            08/05/98         00
    163013364                            03           10/01/98          0
    163013364                            O            09/01/28
    0


    1834021          E82/G01             F           90,000.00         T
                                         360         90,000.00          1
    31 BOWER COURT                     7.750            644.77         72
                                       7.500            644.77      125,000.00
    STONE HARBOR     NJ   08247          2            11/06/98         00
    0400133047                           05           01/01/99          0
    0400133047                           O            12/01/28
    0


    1834076          562/G01             F          440,000.00         ZZ
                                         360        439,648.13          1
    32 SOUTH DRIVE                     7.125          2,964.37         80
                                       6.875          2,964.37      550,000.00
    HASTINGS ON HUD  NY   10706          2            10/30/98         00
    0431096353                           05           12/01/98          0
    577189                               O            11/01/28
    0


    1834091          975/G01             F          249,600.00         ZZ
                                         360        249,600.00          1
    14631 BEACH AVENUE                 7.625          1,766.65         80
                                       7.375          1,766.65      312,000.00
    IRVINE           CA   92606          1            11/02/98         00
    0431101237                           03           01/01/99          0
    983680                               O            12/01/28
    0
1




    1834094          H47/G01             F          164,800.00         ZZ
                                         360        164,674.59          1
    2938 STARGAZE DRIVE                7.375          1,138.24         95
                                       7.125          1,138.24      173,495.00
    O'FALLON         MO   63366          1            10/30/98         04
    0431093582                           05           12/01/98         30
    24093                                O            11/01/28
    0


    1834100          E82/G01             F          332,000.00         ZZ
                                         360        331,721.08          1
    6421 BISCAYNE BOULEVARD            6.875          2,181.00         80
                                       6.625          2,181.00      417,000.00
    EDINA            MN   55436          2            10/23/98         00
    0400152898                           05           12/01/98          0
    0400152898                           O            11/01/28
    0


    1834107          961/G01             F          330,000.00         ZZ
                                         360        329,722.76          1
    1626 GREEN RIDGE TERRACE           6.875          2,167.87         74
                                       6.625          2,167.87      450,000.00
    WEST COVINA      CA   91791          1            10/09/98         00
    0431097641                           03           12/01/98          0
    09111722                             O            11/01/28
    0


    1834114          E82/G01             F          224,000.00         ZZ
                                         360        223,811.81          1
    2950 ALLEEN AVENUE                 6.875          1,471.52         79
                                       6.625          1,471.52      285,000.00
    BODEGA BAY       CA   94923          2            10/27/98         00
    0400152310                           05           12/01/98          0
    0400152310                           O            11/01/28
    0


    1834118          830/G01             F          236,200.00         ZZ
                                         300        235,919.77          1
    18831 TUBA STREET                  7.250          1,707.27         71
                                       7.000          1,707.27      334,000.00
    NORTHRIDGE       CA   91324          2            10/28/98         00
    0431096767                           05           12/01/98          0
    1908607                              O            11/01/23
    0


    1834128          830/G01             F          463,000.00         ZZ
                                         360        462,620.48          1
1


    53 DAYFLOWER DRIVE                 7.000          3,080.35         58
                                       6.750          3,080.35      810,000.00
    SANTA FE         NM   87501          2            10/28/98         00
    0431096783                           05           12/01/98          0
    539988                               O            11/01/28
    0


    1834135          470/G01             F          266,250.00         ZZ
                                         360        266,047.40          1
    1760 SEVERINSEN STREET             7.375          1,838.93         75
                                       7.125          1,838.93      355,000.00
    HOLLISTER        CA   95023          5            10/08/98         00
    0431095199                           05           12/01/98          0
    93100716                             O            11/01/28
    0


    1834141          A50/A50             F          270,000.00         T
                                         360        269,799.62          1
    5282 TIVOLI DRIVE                  7.500          1,887.88         75
                                       7.250          1,887.88      360,000.00
    DESTIN           FL   32541          5            10/16/98         00
    115531                               01           12/01/98          0
    115531                               O            11/01/28
    0


    1834144          E82/G01             F          324,000.00         ZZ
                                         360        323,734.42          1
    35363 HILLOCK LANE                 7.000          2,155.58         80
                                       6.750          2,155.58      405,000.00
    ROUND HILL       VA   20141          2            11/02/98         00
    0400151601                           05           12/01/98          0
    1597640                              O            11/01/28
    0


    1834153          A50/A50             F          243,675.00         ZZ
                                         360        243,470.28          1
    100 ROSEWOOD COURT                 6.875          1,600.77         75
                                       6.625          1,600.77      325,000.00
    PEACHTREE CITY   GA   30269          5            10/19/98         00
    116629                               05           12/01/98          0
    116629                               O            11/01/28
    0


    1834164          420/G01             F          280,000.00         ZZ
                                         360        279,770.48          1
    2022 COLLEGE AVENUE                7.000          1,862.85         80
                                       6.750          1,862.85      350,000.00
    LIVERMORE        CA   94550          1            10/08/98         00
    0431094143                           05           12/01/98          0
1


    387985                               O            11/01/28
    0


    1834209          420/G01             F          341,500.00         ZZ
                                         360        341,233.59          1
    200 BRISTOL COURT                  7.250          2,329.64         69
                                       7.000          2,329.64      500,000.00
    DANVILLE         CA   94506          2            10/02/98         00
    0431093178                           03           12/01/98          0
    390328                               O            11/01/28
    0


    1834228          A50/A50             F          650,000.00         ZZ
                                         360        648,957.33          1
    1500 BAYVIEW DRIVE                 7.125          4,379.17         67
                                       6.875          4,379.17      975,000.00
    SARASOTA         FL   34239          2            09/17/98         00
    112449                               05           11/01/98          0
    112449                               O            10/01/28
    0


    1834255          420/G01             F          268,800.00         ZZ
                                         360        268,590.31          1
    2185 VINTAGE CIRCLE                7.250          1,833.69         80
                                       7.000          1,833.69      336,000.00
    SANTA ROSA       CA   95404          2            10/07/98         00
    0431094192                           05           12/01/98          0
    391623                               O            11/01/28
    0


    1834333          470/G01             F          397,500.00         ZZ
                                         360        397,205.00          1
    873 COUNTRY COMMONS                7.500          2,779.38         75
                                       7.250          2,779.38      530,000.00
    LAKE OSWEGO      OR   97034          5            10/08/98         00
    0431095249                           05           12/01/98          0
    93100747                             O            11/01/28
    0


    1834464          664/G01             F          171,000.00         ZZ
                                         360        170,732.39          1
    5415 SIMPSON AVENUE                7.250          1,166.53         75
                                       7.000          1,166.53      228,000.00
    VALLEY VILLAGE   CA   91607          2            09/10/98         00
    0431097658                           05           11/01/98          0
    2628709                              O            10/01/28
    0


1


    1834676          G32/G01             F          345,000.00         ZZ
                                         360        344,730.87          1
    191 S ROBERTS RD                   7.250          2,353.51         75
                                       7.000          2,353.51      465,000.00
    PALATINE         IL   60067          2            10/30/98         00
    0431112804                           05           12/01/98          0
    1004518                              O            11/01/28
    0


    1834851          M46/G01             F          265,500.00         ZZ
                                         360        265,287.69          1
    28824 N 49TH PLACE                 7.125          1,788.72         90
                                       6.875          1,788.72      295,000.00
    CAVE CREEK       AZ   85331          1            10/29/98         10
    0431109826                           03           12/01/98         25
    4920172                              O            11/01/28
    0


    1834974          638/G01             F          270,000.00         ZZ
                                         360        269,784.09          1
    211 BOWKER STREET                  7.125          1,819.04         79
                                       6.875          1,819.04      345,000.00
    NORWELL          MA   02061          2            10/09/98         00
    0431093418                           05           12/01/98          0
    8798948                              O            11/01/28
    0


    1835113          638/G01             F          328,900.00         ZZ
                                         360        328,636.98          1
    10431 RUE FINISTERRE               7.125          2,215.86         70
                                       6.875          2,215.86      470,000.00
    SAN DIEGO        CA   92131          2            10/08/98         00
    0431093384                           03           12/01/98          0
    8801253                              O            11/01/28
    0


    1835284          003/G01             F           96,750.00         ZZ
                                         360         96,750.00          1
    2639 HONORS COURT                  7.250            660.01         80
                                       7.000            660.01      120,990.00
    BUFORD           GA   30519          1            11/06/98         00
    0431096718                           03           01/01/99          0
    10526036                             O            12/01/28
    0


    1835290          995/G01             F          255,000.00         ZZ
                                         360        254,805.97          1
    12 FRANKLIN STREET                 7.375          1,761.22         68
                                       7.125          1,761.22      380,000.00
1


    MAHWAH           NJ   07430          1            10/28/98         00
    0431098813                           05           12/01/98          0
    32142                                O            11/01/28
    0


    1835363          K08/G01             F          117,000.00         ZZ
                                         360        116,919.48          1
    10448 HORTON ROAD                  7.875            848.33         76
                                       7.625            848.33      155,000.00
    GOODRICH         MI   48438          2            10/26/98         00
    0411103161                           05           12/01/98          0
    411103161                            O            11/01/28
    0


    1835364          550/550             F          250,000.00         ZZ
                                         360        250,000.00          1
    85 HILLTOP DRIVE                   7.300          1,713.93         63
                                       7.050          1,713.93      400,500.00
    SAN CARLOS       CA   94070          5            10/23/98         00
    120272039                            05           01/01/99          0
    120272039                            O            12/01/28
    0


    1835396          K08/G01             F          505,100.00         ZZ
                                         360        504,705.98          1
    1715 NORTH PORTAL DRIVE NW         7.250          3,445.67         80
                                       7.000          3,445.67      631,397.00
    WASHINGTON       DC   20012          1            10/28/98         00
    0410829659                           05           12/01/98          0
    410829659                            O            11/01/28
    0


    1835405          K08/G01             F           52,500.00         ZZ
                                         360         52,461.04          1
    5164 CABOT CIRCLE                  7.500            367.09         70
                                       7.250            367.09       75,000.00
    SACRAMENTO       CA   95820          2            10/29/98         00
    0411106784                           05           12/01/98          0
    411106784                            O            11/01/28
    0


    1835408          K08/G01             F          112,800.00         ZZ
                                         360        112,714.17          1
    2203 CREEKVIEW                     7.375            779.08         80
                                       7.125            779.08      141,000.00
    CARROLLTON       TX   75006          2            10/29/98         00
    0411096662                           05           12/01/98          0
    411096662                            O            11/01/28
    0
1




    1835411          K08/G01             F           89,500.00         ZZ
                                         360         89,436.83          1
    7058 OTIS COURT                    7.750            641.19         67
                                       7.500            641.19      135,000.00
    ARVADA           CO   80003          2            10/29/98         00
    0411023419                           05           12/01/98          0
    411023419                            O            11/01/28
    0


    1835418          E57/G01             F          111,150.00         ZZ
                                         360        111,063.29          1
    17939 BURTON STREET                7.250            758.24         80
                                       7.000            758.24      138,950.00
    RESEDA AREA      CA   91335          1            10/14/98         00
    0431113323                           05           12/01/98          0
    210062005580                         O            11/01/28
    0


    1835741          470/G01             F          202,400.00         ZZ
                                         360        202,249.78          1
    44 CAPE COD                        7.500          1,415.22         80
                                       7.250          1,415.22      253,000.00
    IRVINE           CA   92620          1            10/12/98         00
    0431096007                           05           12/01/98          0
    01182271                             O            11/01/28
    0


    1835743          470/G01             F          468,650.00         ZZ
                                         360        468,275.22          1
    712 WEST MILLARD CANYON ROAD       7.125          3,157.39         80
                                       6.875          3,157.39      585,835.00
    ALTADENA AREA    CA   91001          1            10/22/98         00
    0431095140                           03           12/01/98          0
    96030204                             O            11/01/28
    0


    1835751          E82/G01             F          241,000.00         ZZ
                                         360        240,756.32          1
    51 ROLLING MEADOW DRIVE            7.000          1,603.38         69
                                       6.750          1,603.38      350,000.00
    HOLLISTON        MA   01746          2            11/02/98         00
    0400158465                           05           12/01/98          0
    0400158465                           O            11/01/28
    0


    1835755          E82/G01             F           63,000.00         ZZ
                                         360         63,000.00          1
1


    5970 FERN COURT                    7.500            440.51         70
                                       7.250            440.51       90,000.00
    WEST OALM BEACH  FL   33415          1            11/09/98         00
    0400082509                           05           01/01/99          0
    0400082509                           O            12/01/28
    0


    1835756          E82/G01             F          356,000.00         ZZ
                                         360        355,722.28          1
    6583 REY DEL SIERRA DRIVE          7.250          2,428.55         77
                                       7.000          2,428.55      467,000.00
    SPARKS           NV   89436          2            11/02/98         00
    0400153185                           03           12/01/98          0
    0400153185                           O            11/01/28
    0


    1835764          E82/G01             F          344,000.00         ZZ
                                         360        343,710.99          1
    8603 CRANE DANCE TRAIL             6.875          2,259.84         55
                                       6.625          2,259.84      630,000.00
    EDEN PRAIRIE     MN   55344          2            10/27/98         00
    0400153342                           05           12/01/98          0
    0400153342                           O            11/01/28
    0


    1835798          E82/G01             F          448,000.00         ZZ
                                         360        447,641.74          1
    6550 ARMITAGE ROAD                 7.125          3,018.26         38
                                       6.875          3,018.26    1,200,000.00
    SOLEBURY         PA   18963          2            10/30/98         00
    0400154803                           05           12/01/98          0
    0400154803                           O            11/01/28
    0


    1836356          757/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
    885 ISLAND POINT LANE              6.625          2,945.44         68
                                       6.375          2,945.44      680,000.00
    CHAPIN           SC   29036          2            11/09/98         00
    0431097302                           03           01/01/99          0
    3812534                              O            12/01/28
    0


    1836374          K08/G01             F          367,200.00         ZZ
                                         360        366,959.80          1
    3937 QUAILWOOD STREET              8.125          2,726.45         80
                                       7.875          2,726.45      459,000.00
    MOORPARK         CA   93021          1            10/30/98         00
    0411113301                           03           12/01/98          0
1


    411113301                            O            11/01/28
    0


    1836381          K08/G01             F          308,750.00         ZZ
                                         360        308,526.54          1
    901 AHUKINI STREET                 7.625          2,185.31         93
                                       7.375          2,185.31      333,000.00
    HONOLULU         HI   96825          2            10/28/98         04
    0411093487                           05           12/01/98         30
    411093487                            O            11/01/28
    0


    1836402          K08/G01             F          239,950.00         ZZ
                                         360        239,950.00          1
    2104 BLUEROCK CIRCLE               7.375          1,657.28         80
                                       7.125          1,657.28      299,950.00
    CONCORD          CA   94521          1            10/30/98         00
    0411055478                           03           01/01/99          0
    411055478                            O            12/01/28
    0


    1836404          K08/G01             F          312,000.00         ZZ
                                         360        311,744.26          1
    200 NORTH CATALINA AVENUE          7.000          2,075.74         80
    UNIT # B                           6.750          2,075.74      390,000.00
    REDONDO BEACH    CA   90277          1            10/29/98         00
    0411117104                           01           12/01/98          0
    411117104                            O            11/01/28
    0


    1836419          830/G01             F          381,150.00         ZZ
                                         336        380,807.31          1
    52411 INSPIRATION LANE             7.375          2,685.17         70
                                       7.125          2,685.17      550,000.00
    IDYLLWILD        CA   92549          2            11/01/98         00
    0431098516                           05           12/01/98          0
    53990                                O            11/01/26
    0


    1836422          573/G01             F          262,300.00         ZZ
                                         360        262,090.24          1
    4886 EMERALD AVENUE                7.125          1,767.17         90
                                       6.875          1,767.17      293,000.00
    LA VERNE         CA   91750          2            10/23/98         14
    0431099720                           05           12/01/98         25
    138966                               O            11/01/28
    0


1


    1836427          K08/G01             F           58,000.00         ZZ
                                         360         57,952.45          1
    4603 CARAMBOLA CIRCLE S. UNIT      7.000            385.88         69
    #27334                             6.750            385.88       85,000.00
    COCONUT CREEK    FL   33066          2            10/26/98         00
    0410943781                           01           12/01/98          0
    410943781                            O            11/01/28
    0


    1836433          975/G01             F           80,000.00         ZZ
                                         360         80,000.00          1
    9502 VANCOUVER DRIVE               7.250            545.74         52
                                       7.000            545.74      155,000.00
    ANAHEIM          CA   92804          2            11/01/98         00
    0431101153                           05           01/01/99          0
    983499                               O            12/01/28
    0


    1836440          E82/G01             F          254,000.00         ZZ
                                         360        254,000.00          1
    1001 21ST STREET                   7.375          1,754.31         49
                                       7.125          1,754.31      520,000.00
    SANTA MONICA     CA   90403          2            11/05/98         00
    0400157376                           05           01/01/99          0
    0400157376                           O            12/01/28
    0


    1836450          B60/G01             F          270,000.00         ZZ
                                         360        269,789.37          1
    16250 GLEN ALDER COURT             7.250          1,841.88         80
                                       7.000          1,841.88      340,000.00
    LA MIRADA        CA   90638          2            10/19/98         00
    0431110121                           03           12/01/98          0
    254129                               O            11/01/28
    0


    1836461          B60/G01             F          283,600.00         ZZ
                                         360        283,373.21          1
    424 ORLENA AVENUE                  7.125          1,910.67         78
                                       6.875          1,910.67      365,000.00
    LONG BEACH       CA   90814          2            10/19/98         00
    0431110147                           05           12/01/98          0
    258094                               O            11/01/28
    0


    1836466          B57/G01             F          292,400.00         ZZ
                                         360        292,171.89          1
    10539 INDEPENDENCE AVENUE          7.250          1,994.69         80
                                       7.000          1,994.69      365,500.00
1


    LOS ANGELES      CA   91311          1            10/27/98         00
    0431104348                           05           12/01/98          0
    9813899                              O            11/01/28
    0


    1836470          624/G01             F          234,000.00         ZZ
                                         360        233,812.88          1
    909 BREWINGTON AVENUE              7.125          1,576.50         80
                                       6.875          1,576.50      292,500.00
    WATSONVILLE      CA   95076          1            10/29/98         00
    0431096197                           05           12/01/98          0
    88611080776                          O            11/01/28
    0


    1836478          K08/G01             F          294,400.00         ZZ
                                         360        294,170.34          1
    1025 COBBLER COURT  UNIT #1        7.250          2,008.33         80
                                       7.000          2,008.33      368,000.00
    NASHVILLE        TN   37221          1            10/29/98         00
    0411089444                           05           12/01/98          0
    411089444                            O            11/01/28
    0


    1836493          K08/G01             F          328,000.00         ZZ
                                         360        327,737.70          1
    4857 COLORADO AVENUE NW            7.125          2,209.80         80
                                       6.875          2,209.80      410,000.00
    WASHINGTON       DC   20011          1            10/30/98         00
    0411071194                           05           12/01/98          0
    411071194                            O            11/01/28
    0


    1836494          F18/G01             F          262,400.00         ZZ
                                         360        262,400.00          1
    112 WOODSTOCK COURT                6.750          1,701.93         80
                                       6.500          1,701.93      328,000.00
    RICHMOND         CA   94803          2            11/02/98         00
    0431101252                           05           01/01/99          0
    319                                  O            12/01/28
    0


    1836499          K08/G01             F          175,500.00         ZZ
                                         360        175,356.14          1
    13593 150TH COURT NORTH            7.000          1,167.61         65
                                       6.750          1,167.61      270,000.00
    JUPITER          FL   33478          5            10/27/98         00
    0411095755                           05           12/01/98          0
    411095755                            O            11/01/28
    0
1




    1836504          K08/G01             F          480,000.00         ZZ
                                         360        479,625.55          1
    766 LAKESIDE DRIVE                 7.250          3,274.45         80
                                       7.000          3,274.45      600,000.00
    NORTH PALM BEAC  FL   33408          1            10/30/98         00
    0411120793                           05           12/01/98          0
    411120793                            O            11/01/28
    0


    1836507          G52/G01             F          204,800.00         ZZ
                                         360        204,479.50          1
    5117 NORTH 69TH PLACE              7.250          1,397.10         80
                                       7.000          1,397.10      256,000.00
    PARADISE VALLEY  AZ   85253          2            09/28/98         00
    0431099084                           05           11/01/98          0
    98502198                             O            10/01/28
    0


    1836518          E26/G01             F          106,085.00         ZZ
                                         360        105,998.04          1
    2517 PHILLIPS DRIVE                7.000            705.79         70
                                       6.750            705.79      151,550.00
    ALEXANDRIA       VA   22306          1            10/30/98         00
    0431099118                           05           12/01/98          0
    44800482                             O            11/01/28
    0


    1836527          A52/G01             F           82,650.00         ZZ
                                         360         82,650.00          1
    5771 SPRINGFIELD PLACE             7.875            599.27         95
                                       7.625            599.27       87,000.00
    ELLENWOOD        GA   30294          2            11/06/98         04
    0431095793                           05           01/01/99         30
    7072                                 O            12/01/28
    0


    1836559          638/G01             F          356,000.00         ZZ
                                         360        355,715.31          1
    5069 CARDUCCI DRIVE                7.125          2,398.44         80
                                       6.875          2,398.44      445,000.00
    PLEASANTON       CA   94588          1            10/21/98         00
    0431099902                           03           12/01/98          0
    8805444                              O            11/01/28
    0


    1836564          638/G01             F          130,340.00         ZZ
                                         360        130,248.01          1
1


    940 DAWNVIEW WAY                   7.750            933.77         70
                                       7.500            933.77      186,201.00
    VACAVILLE        CA   95687          1            10/23/98         00
    0431099738                           05           12/01/98          0
    08757453                             O            11/01/28
    0


    1836644          M46/G01             F          259,000.00         ZZ
                                         360        259,000.00          1
    13203 NORTH RYAN WAY               6.750          1,679.87         80
                                       6.500          1,679.87      323,750.00
    FOUNTAIN HILLS   AZ   85268          1            11/03/98         00
    0431104504                           03           01/01/99          0
    8910083                              O            12/01/28
    0


    1836648          638/G01             F          169,650.00         ZZ
                                         360        169,520.91          1
    29 BLACK WALNUT DRIVE              7.375          1,171.73         74
                                       7.125          1,171.73      230,000.00
    MIDDLETOWN       CT   06457          2            10/26/98         00
    0431098292                           05           12/01/98          0
    08784875                             O            11/01/28
    0


    1836651          638/G01             F          353,150.00         ZZ
                                         360        352,860.52          1
    108 NELSON DRIVE                   7.000          2,349.52         80
                                       6.750          2,349.52      441,583.00
    NORTHHAMPTON TO  PA   18966          1            10/30/98         00
    0431099761                           05           12/01/98          0
    08709622                             O            11/01/28
    0


    1836658          638/G01             F          276,000.00         ZZ
                                         360        275,768.13          1
    925 SCOTT COURT                    6.875          1,813.12         80
                                       6.625          1,813.12      345,000.00
    CAMPBELL         CA   95008          1            10/16/98         00
    0431099605                           05           12/01/98          0
    08803476                             O            11/01/28
    0


    1836662          638/G01             F          254,000.00         ZZ
                                         360        253,791.80          1
    105 HARTFORD AVENUE WEST           7.000          1,689.87         60
                                       6.750          1,689.87      425,000.00
    MENDON           MA   01756          2            10/26/98         00
    0431096387                           05           12/01/98          0
1


    08804444                             O            11/01/28
    0


    1836665          638/G01             F          280,000.00         ZZ
                                         360        279,776.09          1
    614 GOLDEN WEST DRIVE              7.125          1,886.41         80
                                       6.875          1,886.41      350,000.00
    REDLANDS         CA   92373          5            10/22/98         00
    0431096411                           05           12/01/98          0
    08800449                             O            11/01/28
    0


    1836685          253/253             F          287,500.00         ZZ
                                         360        287,275.72          1
    8031 JORDAN LANE                   7.250          1,961.26         80
                                       7.000          1,961.26      362,000.00
    MIDLOTHIAN       TX   76065          2            10/29/98         00
    926475                               05           12/01/98          0
    926475                               O            11/01/28
    0


    1836687          638/G01             F          315,000.00         ZZ
                                         360        314,754.27          1
    21792 CONTENTO                     7.250          2,148.86         75
                                       7.000          2,148.86      420,000.00
    MISSION VIEJO    CA   92691          5            10/15/98         00
    0431098185                           03           12/01/98          0
    08794359                             O            11/01/28
    0


    1836689          889/G01             F          301,400.00         ZZ
                                         360        301,170.66          1
    24 TIOGA PLACE                     7.375          2,081.69         80
                                       7.125          2,081.69      380,000.00
    IRVINE           CA   92602          1            10/16/98         00
    0431098995                           05           12/01/98          0
    51401961                             O            11/01/28
    0


    1836694          638/G01             F          164,000.00         ZZ
                                         360        163,865.57          1
    1035 MARIGOLD ROAD                 7.000          1,091.10         80
                                       6.750          1,091.10      205,000.00
    LIVERMORE        CA   94550          2            10/14/98         00
    0431096825                           03           12/01/98          0
    08791684                             O            11/01/28
    0


1


    1836699          948/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
    3215 GREENSBURG CIRCLE             7.125          1,179.01         62
                                       6.875          1,179.01      285,000.00
    RENO             NV   89509          1            11/03/98         00
    0431103282                           03           01/01/99          0
    35542                                O            12/01/28
    0


    1836701          638/G01             F          300,000.00         ZZ
                                         360        299,754.09          1
    6633 GRULLA STREET                 7.000          1,995.91         75
                                       6.750          1,995.91      400,000.00
    CARLSBAD         CA   92009          5            10/20/98         00
    0431099043                           05           12/01/98          0
    08802429                             O            11/01/28
    0


    1836703          638/G01             F          288,000.00         ZZ
                                         360        287,763.93          1
    758 SOUTH EAGLE WAY                7.000          1,916.07         80
                                       6.750          1,916.07      361,000.00
    FRUIT HEIGHTS    UT   84037          2            10/26/98         00
    0431098326                           05           12/01/98          0
    08813501                             O            11/01/28
    0


    1836707          638/G01             F          317,000.00         ZZ
                                         360        316,746.50          1
    1217 DEER TRAIL LANE               7.125          2,135.69         77
                                       6.875          2,135.69      416,000.00
    SOLVANG          CA   93463          5            10/22/98         00
    0431099019                           05           12/01/98          0
    08813603                             O            11/01/28
    0


    1836709          638/G01             F          189,000.00         ZZ
                                         360        188,863.21          1
    1156 BORDEAUX STREET               7.625          1,337.73         70
                                       7.375          1,337.73      270,000.00
    LIVERMORE        CA   94550          1            10/16/98         00
    0431099050                           05           12/01/98          0
    08812565                             O            11/01/28
    0


    1836710          638/G01             F          231,500.00         ZZ
                                         360        231,314.87          1
    23 JASON'S PATH                    7.125          1,559.66         73
                                       6.875          1,559.66      320,000.00
1


    WALPOLE          MA   02081          2            10/23/98         00
    0431097427                           05           12/01/98          0
    08802816                             O            11/01/28
    0


    1836711          638/G01             F          270,000.00         ZZ
                                         360        269,778.68          1
    808 NORTH TAMARACK DRIVE           7.000          1,796.32         80
                                       6.750          1,796.32      340,000.00
    FULLERTON        CA   92832          2            10/16/98         00
    0431096155                           05           12/01/98          0
    08799151                             O            11/01/28
    0


    1836712          685/G01             F          260,600.00         ZZ
                                         360        260,416.07          1
    37 NORTH BIRCHWOOD AVENUE          7.750          1,866.97         80
                                       7.500          1,866.97      325,750.00
    AGOURA AREA      CA   91301          1            10/27/98         00
    0431098268                           05           12/01/98          0
    115893                               O            11/01/28
    0


    1836717          685/G01             F          315,950.00         ZZ
                                         360        315,950.00          1
    7535 OCEAN POINT DRIVE             7.250          2,155.34         80
                                       7.000          2,155.34      394,990.00
    HUNTINGTON       CA   92648          1            11/02/98         00
    0431103753                           03           01/01/99          0
    115738                               O            12/01/28
    0


    1836719          638/G01             F          139,200.00         ZZ
                                         360        138,976.70          1
    1141 GILLESPIE PLACE               7.125            937.82         80
                                       6.875            937.82      174,000.00
    AUSTIN           TX   78704          1            09/22/98         00
    0431096114                           05           11/01/98          0
    08797997                             O            10/01/28
    0


    1836721          638/G01             F          247,500.00         ZZ
                                         360        247,297.13          1
    14429 SEABRIDGE LANE               7.000          1,646.62         90
                                       6.750          1,646.62      275,000.00
    SAN DIEGO        CA   92128          1            10/20/98         10
    0431098862                           03           12/01/98         25
    08809770                             O            11/01/28
    0
1




    1836724          638/G01             F          250,000.00         ZZ
                                         360        249,800.08          1
    8 LONDONDERRY LANE                 7.125          1,684.30         72
                                       6.875          1,684.30      352,000.00
    LINOLNSHIRE      IL   60069          2            10/19/98         00
    0431096247                           05           12/01/98          0
    08792815                             O            11/01/28
    0


    1836729          638/G01             F          280,000.00         ZZ
                                         360        279,792.20          1
    737 H AVENUE                       7.500          1,957.80         80
                                       7.250          1,957.80      350,000.00
    CORONADO         CA   92118          2            10/02/98         00
    0431098839                           05           12/01/98          0
    08767106                             O            11/01/28
    0


    1836733          638/G01             F          330,000.00         ZZ
                                         360        328,977.78          1
    117 SEACLIFF DRIVE                 7.375          2,279.23         74
                                       7.125          2,279.23      450,000.00
    PISMO BEACH      CA   93449          2            09/25/98         00
    0431098748                           05           11/01/98          0
    08791857                             O            10/01/28
    0


    1836735          638/G01             F          143,250.00         ZZ
                                         360        143,135.45          1
    205 BEAUMONT DRIVE                 7.125            965.10         78
                                       6.875            965.10      185,000.00
    VISTA            CA   92084          2            10/20/98         00
    0431098870                           05           12/01/98          0
    08791612                             O            11/01/28
    0


    1836736          638/G01             F          118,550.00         ZZ
                                         360        118,466.33          1
    3898 EAST CULLUMBER STREET         7.750            849.31         80
                                       7.500            849.31      148,195.00
    GILBERT          AZ   85234          1            10/28/98         00
    0431100015                           03           12/01/98          0
    08816673                             O            11/01/28
    0


    1836744          638/G01             F          305,000.00         ZZ
                                         360        304,756.10          1
1


    1250 MCCAFFERY ROAD                7.125          2,054.84         68
                                       6.875          2,054.84      450,000.00
    BIG FORK         MT   59911          2            10/15/98         00
    0431099514                           05           12/01/98          0
    08806470                             O            11/01/28
    0


    1836745          638/G01             F          236,000.00         ZZ
                                         360        235,815.89          1
    1272 SANDHURST DRIVE               7.250          1,609.94         76
                                       7.000          1,609.94      313,000.00
    BUFFALO GROVE    IL   60089          2            10/19/98         00
    0431096346                           05           12/01/98          0
    08804823                             O            11/01/28
    0


    1836747          638/G01             F          281,800.00         ZZ
                                         360        281,569.01          1
    10050 SUGARLEAF PLACE              7.000          1,874.82         86
                                       6.750          1,874.82      330,000.00
    FISHERS          IN   46060          2            10/14/98         19
    0431099126                           03           12/01/98         25
    08807949                             O            11/01/28
    0


    1836751          638/G01             F          172,000.00         ZZ
                                         360        171,869.12          1
    8720 WEST 68TH AVENUE              7.375          1,187.96         80
                                       7.125          1,187.96      215,000.00
    ARVADA           CO   80004          1            10/21/98         00
    0431099373                           05           12/01/98          0
    08813761                             O            11/01/28
    0


    1836755          638/G01             F          256,000.00         ZZ
                                         360        255,800.30          1
    1812 GALAXY COURT                  7.250          1,746.37         80
                                       7.000          1,746.37      320,000.00
    LIVERMORE        CA   94550          2            10/21/98         00
    0431097922                           05           12/01/98          0
    08801455                             O            11/01/28
    0


    1836765          822/G01             F          426,400.00         ZZ
                                         360        426,059.01          1
    503 FULTON COURT                   7.125          2,872.74         80
                                       6.875          2,872.74      533,003.00
    WEST NEW YORK    NJ   07093          1            10/27/98         00
    0431114909                           01           12/01/98          0
1


    0126066961                           O            11/01/28
    0


    1836847          F88/G01             F          234,000.00         ZZ
                                         360        233,821.94          1
    2516 CENTER ROAD                   7.375          1,616.18         78
                                       7.125          1,616.18      300,000.00
    NOVATO           CA   94947          2            10/20/98         00
    0431101922                           05           12/01/98          0
    98090902                             O            11/01/28
    0


    1836890          638/G01             F          268,000.00         ZZ
                                         360        267,790.94          1
    4935 CLINE ROAD                    7.250          1,828.23         80
                                       7.000          1,828.23      335,000.00
    LA MESA          CA   91941          5            10/08/98         00
    0431100437                           05           12/01/98          0
    08795498                             O            11/01/28
    0


    1836891          638/G01             F          293,600.00         ZZ
                                         360        293,365.21          1
    6234 33RD STREET NW                7.125          1,978.04         80
                                       6.875          1,978.04      367,000.00
    WASHINGTON       DC   20015          1            10/23/98         00
    0431100510                           05           12/01/98          0
    08800098                             O            11/01/28
    0


    1836892          638/G01             F          267,550.00         ZZ
                                         360        267,325.23          1
    8101 BEVERLY HILLS AVENUE NE       6.875          1,757.61         76
                                       6.625          1,757.61      355,000.00
    ALBUQUERQUE      NM   87122          2            10/20/98         00
    0431100585                           05           12/01/98          0
    08801101                             O            11/01/28
    0


    1836906          180/G01             F          452,000.00         ZZ
                                         360        451,292.66          1
    137 ST FRANCIS COURT               7.250          3,083.43         80
                                       7.000          3,083.43      565,000.00
    DANVILLE         CA   94526          1            09/01/98         00
    0431110360                           03           11/01/98          0
    13039862                             O            10/01/28
    0


1


    1836918          455/G01             F          227,150.00         ZZ
                                         360        227,150.00          1
    4815 UPPER BERKSHIRE               7.750          1,627.34         69
                                       7.500          1,627.34      333,000.00
    FLOWERY BRANCH   GA   30542          1            11/10/98         00
    0431101021                           03           01/01/99          0
    81979                                O            12/01/28
    0


    1836943          811/G01             F           87,000.00         ZZ
                                         360         87,000.00          1
    4097 PINE RIDGE LANE               7.750            623.28         75
                                       7.500            623.28      117,035.00
    WESTON           FL   33331          1            11/06/98         00
    0431102664                           03           01/01/99          0
    FM00108640                           O            12/01/28
    0


    1837001          K08/G01             F          201,500.00         ZZ
                                         360        201,500.00          1
    3269 CASA GRANDE DRIVE             7.000          1,340.58         70
                                       6.750          1,340.58      290,000.00
    SAN RAMON        CA   94583          2            10/28/98         00
    0411094485                           05           01/01/99          0
    411094485                            O            12/01/28
    0


    1837008          637/G01             F          296,000.00         ZZ
                                         360        295,769.08          1
    5485 DEEP PURPLE WAY               7.250          2,019.25         80
                                       7.000          2,019.25      370,000.00
    SAN JOSE         CA   95123          1            10/26/98         00
    0431107481                           05           12/01/98          0
    10937662                             O            11/01/28
    0


    1837026          K08/G01             F           96,000.00         ZZ
                                         360         95,925.11          1
    1222 SNOW RIDGE COURT              7.250            654.89         80
                                       7.000            654.89      120,000.00
    CERES            CA   95351          2            10/05/98         00
    0411069982                           05           12/01/98          0
    411069982                            O            11/01/28
    0


    1837052          637/G01             F          386,200.00         ZZ
                                         360        385,891.16          1
    258 15TH AVENUE                    7.125          2,601.90         75
                                       6.875          2,601.90      515,000.00
1


    SAN FRANCISCO    CA   94118          5            10/28/98         00
    0431109578                           05           12/01/98          0
    13445937                             O            11/01/28
    0


    1837075          K08/G01             F          264,000.00         ZZ
                                         360        263,799.12          1
    10 SIERRA BLANCO                   7.375          1,823.38         80
                                       7.125          1,823.38      330,000.00
    FOOTHILL RANCH   CA   92610          1            10/30/98         00
    0410998363                           03           12/01/98          0
    410998363                            O            11/01/28
    0


    1837110          889/G01             F          246,400.00         ZZ
                                         360        246,212.51          1
    2701 WOOLSEY STREET                7.375          1,701.82         80
                                       7.125          1,701.82      308,000.00
    BERKELEY         CA   94705          1            10/16/98         00
    0431099787                           05           12/01/98          0
    51601704                             O            11/01/28
    0


    1837131          K08/G01             F           73,500.00         ZZ
                                         360         73,500.00          1
    402 SOUTH 1ST AVENUE               7.250            501.40         70
                                       7.000            501.40      105,000.00
    WALLA WALLA      WA   99362          1            11/02/98         00
    0411008360                           05           01/01/99          0
    411008360                            O            12/01/28
    0


    1837150          637/G01             F          528,400.00         ZZ
                                         360        527,956.07          1
    2136 HILLSTONE DRIVE               6.875          3,471.22         70
                                       6.625          3,471.22      755,000.00
    SAN JOSE         CA   95138          2            10/24/98         00
    0431111962                           03           12/01/98          0
    13437751                             O            11/01/28
    0


    1837188          637/G01             F          423,700.00         ZZ
                                         360        423,352.69          1
    268 SILVERLAKE DRIVE               7.000          2,818.89         78
                                       6.750          2,818.89      547,000.00
    MILPITAS         CA   95035          2            10/16/98         00
    0431109552                           03           12/01/98          0
    13447743                             O            11/01/28
    0
1




    1837337          H47/G01             F          528,865.00         ZZ
                                         360        528,491.74          1
    124 SOUTH ROYAL ASCOT DRIVE        7.750          3,788.85         59
                                       7.500          3,788.85      896,705.00
    LAS VEGAS        NV   89134          1            10/28/98         00
    0431096395                           03           12/01/98          0
    195619                               O            11/01/28
    0


    1837350          E48/G01             F          284,000.00         ZZ
                                         360        283,363.73          1
    1 PEACH BLOSSOM SQUARE             7.500          1,985.77         80
                                       7.250          1,985.77      355,000.00
    NASHVILLE        TN   37205          1            09/01/98         00
    0431097435                           05           10/01/98          0
    06980254                             O            09/01/28
    0


    1837418          765/G01             F          288,000.00         ZZ
                                         360        287,796.73          1
    19072 KASSY DRIVE                  7.750          2,063.27         80
                                       7.500          2,063.27      360,000.00
    SANTA ANA AREA   CA   92705          1            10/30/98         00
    0431099993                           05           12/01/98          0
    106977                               O            11/01/28
    0


    1837461          D13/D13             F          285,000.00         ZZ
                                         360        285,000.00          1
    21-23 PLEASANT DRIVE EAST          6.875          1,872.25         72
                                       6.625          1,872.25      400,000.00
    OTIS             MA   01029          5            11/09/98         00
    246                                  05           01/01/99          0
    246                                  O            12/01/28
    0


    1837500          765/G01             F          354,000.00         ZZ
                                         360        353,702.60          1
    579 LOS PINOS AVENUE               6.875          2,325.53         62
                                       6.625          2,325.53      575,000.00
    MILPITAS         CA   95035          2            10/29/98         00
    0431100031                           05           12/01/98          0
    338875                               O            11/01/28
    0


    1837504          638/G01             F          307,800.00         ZZ
                                         360        307,535.00          1
1


    2574 CAMINO DEL PLATA              6.750          1,996.38         80
                                       6.500          1,996.38      384,809.00
    CORONA           CA   91720          1            10/21/98         00
    0431100361                           05           12/01/98          0
    08732518                             O            11/01/28
    0


    1837561          638/G01             F           61,000.00         ZZ
                                         360         60,953.59          1
    CENTER OF WOOD CO RD 3234          7.375            421.31         56
                                       7.125            421.31      110,000.00
    QUITMAN          TX   75781          2            10/08/98         00
    0431101740                           05           12/01/98          0
    08741192                             O            11/01/28
    0


    1837587          638/G01             F          235,200.00         ZZ
                                         360        235,016.12          1
    18337 CARLWYN DRIVE                7.250          1,604.88         80
                                       7.000          1,604.88      294,000.00
    CASTRO VALLEY    CA   94546          1            10/22/98         00
    0431100320                           05           12/01/98          0
    8796292                              O            11/01/28
    0


    1837623          637/G01             F          320,000.00         ZZ
                                         360        319,737.70          1
    2751 CALLE DE LA LOMA              7.000          2,128.97         56
                                       6.750          2,128.97      575,000.00
    PLEASANTON       CA   94566          2            10/19/98         00
    0431106228                           05           12/01/98          0
    0013440052                           O            11/01/28
    0


    1837687          637/G01             F          472,500.00         ZZ
                                         360        472,122.15          1
    245 PASEO DELAS DELICIAS           7.125          3,183.32         75
                                       6.875          3,183.32      630,000.00
    REDONDO BEACH    CA   90277          5            10/21/98         00
    0431104462                           05           12/01/98          0
    8753394                              O            11/01/28
    0


    1837689          B91/G01             F          299,500.00         ZZ
                                         360        299,500.00          1
    4624 TORREY PINES DRIVE            6.875          1,967.51         80
                                       6.625          1,967.51      374,435.00
    CHINO HILLS      CA   91709          1            11/01/98         00
    0431113299                           05           01/01/99          0
1


    1000015354                           O            12/01/28
    0


    1837698          E82/G01             F          278,000.00         ZZ
                                         360        278,000.00          1
    335 BEDFORD ROAD                   7.125          1,872.94         39
                                       6.875          1,872.94      718,000.00
    RIDGEWOOD        NJ   07450          2            11/06/98         00
    0400144325                           05           01/01/99          0
    400144325                            O            12/01/28
    0


    1837699          637/G01             F          392,600.00         ZZ
                                         360        392,278.19          1
    542 SHELLEY COURT                  7.000          2,611.98         69
                                       6.750          2,611.98      570,000.00
    MILPITAS         CA   95038          2            10/26/98         00
    0431113000                           05           12/01/98          0
    0013440144                           O            11/01/28
    0


    1837700          356/G01             F          330,000.00         ZZ
                                         360        329,755.09          1
    100 GARDNER PLACE                  7.500          2,307.41         75
                                       7.250          2,307.41      440,000.00
    DANVILLE         CA   94526          5            10/15/98         00
    0431098441                           03           12/01/98          0
    2626224                              O            11/01/28
    0


    1837705          E82/G01             F          297,000.00         ZZ
                                         360        297,000.00          1
    1113 PLAZA DEL MONTE               6.875          1,951.08         69
                                       6.625          1,951.08      435,000.00
    SANTA BARBARA    CA   93101          2            11/06/98         00
    0400156949                           05           01/01/99          0
    400156949                            O            12/01/28
    0


    1837712          E48/G01             F          400,000.00         ZZ
                                         360        399,374.03          1
    685 JONES HILL ROAD                7.250          2,728.71         80
                                       7.000          2,728.71      505,000.00
    BRENTWOOD        TN   37027          5            09/21/98         00
    0431097591                           05           11/01/98          0
    15418                                O            10/01/28
    0


1


    1837715          637/G01             F          275,000.00         ZZ
                                         360        274,774.58          1
    889 BRENTWOOD DRIVE                7.000          1,829.59         58
                                       6.750          1,829.59      475,000.00
    SAN JOSE         CA   95129          2            10/20/98         00
    0431109768                           05           12/01/98          0
    0010146660                           O            11/01/28
    0


    1837716          637/G01             F          425,000.00         ZZ
                                         360        424,660.13          1
    1167 NEVADA AVENUE                 7.125          2,863.31         59
                                       6.875          2,863.31      726,500.00
    SAN JOSE         CA   95125          2            10/16/98         00
    0431113455                           05           12/01/98          0
    13429618                             O            11/01/28
    0


    1837718          E48/G01             F          270,000.00         ZZ
                                         360        269,170.57          1
    1136 CARNTON LANE                  7.375          1,864.83         72
                                       7.125          1,864.83      375,000.00
    FRANKLIN         TN   37064          2            07/06/98         00
    0431097559                           05           09/01/98          0
    06980246                             O            08/01/28
    0


    1837720          637/G01             F          300,000.00         ZZ
                                         360        299,760.09          1
    3277 VALS LANE                     7.125          2,021.16         66
                                       6.875          2,021.16      460,000.00
    LAFAYETTE        CA   94549          2            10/23/98         00
    0431106178                           05           12/01/98          0
    0013436985                           O            11/01/28
    0


    1837721          638/G01             F          227,150.00         ZZ
                                         360        226,972.80          1
    5173 RAIN CLOUD DRIVE              7.250          1,549.56         80
                                       7.000          1,549.56      286,500.00
    RICHMOND         CA   94803          1            10/21/98         00
    0431100387                           05           12/01/98          0
    8811143                              O            11/01/28
    0


    1837725          638/G01             F          435,000.00         ZZ
                                         360        434,669.00          1
    1345 DIAMONDHEAD DRIVE             7.375          3,004.44         63
                                       7.125          3,004.44      700,000.00
1


    ENCINITAS        CA   92024          2            10/26/98         00
    0431102102                           05           12/01/98          0
    08783159                             O            11/01/28
    0


    1837728          E48/G01             F          314,000.00         ZZ
                                         360        313,260.67          1
    114 LEWISBURG AVENUE               7.250          2,142.04         80
                                       7.000          2,142.04      395,000.00
    FRANKLIN         TN   37064          1            08/31/98         00
    0431097476                           05           10/01/98          0
    08980365                             O            09/01/28
    0


    1837729          638/G01             F          254,000.00         ZZ
                                         360        253,796.88          1
    2321 TAPESTRY DRIVE                7.125          1,711.25         56
                                       6.875          1,711.25      455,000.00
    LIVERMORE        CA   94550          2            10/16/98         00
    0431100411                           05           12/01/98          0
    8806709                              O            11/01/28
    0


    1837730          638/G01             F          325,000.00         ZZ
                                         360        324,740.10          1
    6352 RIDGEMONT DRIVE               7.125          2,189.59         68
                                       6.875          2,189.59      480,000.00
    OAKLAND          CA   94619          2            10/21/98         00
    0431100460                           03           12/01/98          0
    8798382                              O            11/01/28
    0


    1837731          638/G01             F           77,000.00         ZZ
                                         360         76,936.89          1
    10652 DABNEY DRIVE #144            7.000            512.28         70
                                       6.750            512.28      110,900.00
    SAN DIEGO        CA   92126          1            10/29/98         00
    0431100502                           01           12/01/98          0
    8797703                              O            11/01/28
    0


    1837732          637/G01             F          305,000.00         ZZ
                                         360        304,773.64          1
    2164 CHARMGLOW COURT               7.500          2,132.61         80
                                       7.250          2,132.61      385,000.00
    SAN JOSE         CA   95121          5            10/15/98         00
    0431113018                           05           12/01/98          0
    0010943983                           O            11/01/28
    0
1




    1837734          638/G01             F          384,350.00         ZZ
                                         360        384,027.10          1
    2340 ARABY DRIVE                   6.875          2,524.91         74
                                       6.625          2,524.91      520,000.00
    PALM SPRINGS     CA   92264          2            10/22/98         00
    0431100544                           05           12/01/98          0
    8808131                              O            11/01/28
    0


    1837736          003/G01             F          187,300.00         ZZ
                                         360        187,300.00          1
    10825 WOODCHASE CIRCLE             7.375          1,293.64         80
                                       7.125          1,293.64      234,229.00
    ORLANDO          FL   32836          1            11/06/98         00
    0431115468                           05           01/01/99          0
    001051888                            O            12/01/28
    0


    1837738          637/G01             F          277,500.00         ZZ
                                         360        277,283.52          1
    9713 ROYSTON COURT                 7.250          1,893.04         75
                                       7.000          1,893.04      370,000.00
    GRANITE BAY      CA   95746          5            10/22/98         00
    0431113562                           03           12/01/98          0
    13438429                             O            11/01/28
    0


    1837739          638/G01             F          410,000.00         ZZ
                                         360        409,672.13          1
    3804 TAYLOR STREET                 7.125          2,762.25         61
                                       6.875          2,762.25      675,000.00
    CHEVY CHASE      MD   20815          5            10/29/98         00
    0431102060                           05           12/01/98          0
    08807413                             O            11/01/28
    0


    1837740          077/077             F          300,000.00         ZZ
                                         360        300,000.00          1
    3479 HIGHWAY 11                    6.750          1,945.80         75
                                       6.500          1,945.80      400,000.00
    LANESVILLE       IN   47136          5            11/02/98         00
    980479                               05           01/01/99          0
    980479                               O            12/01/28
    0


    1837741          638/G01             F          218,000.00         ZZ
                                         360        217,842.22          1
1


    808 N 12TH STREET                  7.625          1,542.99         66
                                       7.375          1,542.99      335,000.00
    TACOMA           WA   98403          2            10/20/98         00
    0431100593                           05           12/01/98          0
    8802894                              O            11/01/28
    0


    1837742          637/G01             F          376,400.00         ZZ
                                         360        376,099.00          1
    1699 SARDONYX ROAD                 7.125          2,535.88         80
                                       6.875          2,535.88      476,000.00
    LIVERMORE        CA   94550          2            10/20/98         00
    0431111723                           05           12/01/98          0
    13429766                             O            11/01/28
    0


    1837743          637/G01             F          460,000.00         ZZ
                                         360        459,632.14          1
    149 OLDCASTLE LANE                 7.125          3,099.11         75
                                       6.875          3,099.11      615,000.00
    ALAMEDA          CA   94502          2            10/16/98         00
    0431109784                           03           12/01/98          0
    0013434030                           O            11/01/28
    0


    1837744          638/G01             F          243,000.00         ZZ
                                         360        242,800.81          1
    14394 WHITE STAR LANE              7.000          1,616.69         90
                                       6.750          1,616.69      270,000.00
    VALLEY CENTER    CA   92082          2            10/26/98         10
    0431102045                           05           12/01/98         25
    08801787                             O            11/01/28
    0


    1837749          637/G01             F          242,000.00         ZZ
                                         360        241,829.20          1
    1895 43RD AVENUE                   7.750          1,733.72         77
                                       7.500          1,733.72      315,000.00
    SAN FRANCISCO    CA   94122          2            10/23/98         00
    0431113471                           05           12/01/98          0
    10145555                             O            11/01/28
    0


    1837750          638/G01             F          157,000.00         ZZ
                                         360        156,871.31          1
    36483 CORONADO DRIVE               7.000          1,044.52         63
                                       6.750          1,044.52      250,000.00
    FREMONT          CA   94536          2            10/15/98         00
    0431102003                           05           12/01/98          0
1


    08801000                             O            11/01/28
    0


    1837753          195/G01             F          530,000.00         ZZ
                                         360        530,000.00          1
    4048 EAGLE NEST LANE               7.125          3,570.71         74
                                       6.875          3,570.71      725,000.00
    DANVILLE         CA   94506          1            11/06/98         00
    0431105220                           03           01/01/99          0
    60196                                O            12/01/28
    0


    1837754          638/G01             F          186,000.00         ZZ
                                         360        185,861.96          1
    9073 LA LINDA AVENUE               7.500          1,300.54         61
                                       7.250          1,300.54      306,000.00
    FOUNTAIN VALLEY  CA   92708          2            10/21/98         00
    0431100668                           05           12/01/98          0
    8803811                              O            11/01/28
    0


    1837755          637/G01             F          258,000.00         ZZ
                                         360        257,777.86          1
    3337 COPPER LEAF DRIVE             6.750          1,673.39         75
                                       6.500          1,673.39      344,000.00
    SAN JOSE         CA   95132          5            10/17/98         00
    0431111731                           03           12/01/98          0
    13442991                             O            11/01/28
    0


    1837757          638/G01             F          570,000.00         ZZ
                                         360        569,544.18          1
    33 W 061 HONEY HILL CIRCLE         7.125          3,840.20         75
                                       6.875          3,840.20      770,000.00
    WAYNE            IL   60184          2            10/20/98         00
    0431101989                           05           12/01/98          0
    08805620                             O            11/01/28
    0


    1837759          654/G01             F          570,000.00         ZZ
                                         360        569,532.78          1
    1 CINCH ROAD                       7.000          3,792.22         70
                                       6.750          3,792.22      815,000.00
    BELL CANYON ARE  CA   91307          2            10/15/98         00
    0431108596                           03           12/01/98          0
    71001662                             O            11/01/28
    0


1


    1837762          638/G01             F          247,900.00         ZZ
                                         360        247,696.80          1
    3212 HIGH BOROUGH                  7.000          1,649.28         72
                                       6.750          1,649.28      345,000.00
    VIRGINIA BEACH   VA   23452          2            10/23/98         00
    0431101963                           05           12/01/98          0
    08806354                             O            11/01/28
    0


    1837769          638/G01             F          160,000.00         ZZ
                                         360        159,878.25          1
    5342 NORTH MOBILE AVENUE           7.375          1,105.08         80
                                       7.125          1,105.08      200,000.00
    CHICAGO          IL   60630          1            10/23/98         00
    0431101930                           05           12/01/98          0
    08799156                             O            11/01/28
    0


    1837774          562/G01             F          245,600.00         ZZ
                                         360        245,600.00          1
    13 CAPEL DRIVE                     7.250          1,675.43         75
                                       7.000          1,675.43      327,500.00
    DIX HILLS        NY   11746          1            11/04/98         00
    0431103076                           05           01/01/99          0
    577965                               O            12/01/28
    0


    1837790          K08/G01             F          171,000.00         ZZ
                                         360        170,885.26          1
    2063 BAYLIS AVENUE                 8.000          1,254.74         95
                                       7.750          1,254.74      180,000.00
    ELMONT           NY   11003          1            10/30/98         10
    0411002991                           05           12/01/98         30
    411002991                            O            11/01/28
    0


    1837797          K08/G01             F          264,400.00         ZZ
                                         360        264,172.36          1
    3766 BADGER RUN                    6.750          1,714.89         80
                                       6.500          1,714.89      330,500.00
    DENVER           NC   28037          1            10/30/98         00
    0411092992                           05           12/01/98          0
    411092992                            O            11/01/28
    0


    1837813          B60/G01             F          257,650.00         ZZ
                                         360        257,449.01          1
    17043 ROUNDHILL DRIVE              7.250          1,757.63         55
                                       7.000          1,757.63      475,000.00
1


    HUNTINGTON BEAC  CA   92649          2            10/20/98         00
    0431103381                           05           12/01/98          0
    257586                               O            11/01/28
    0


    1837835          956/G01             F          383,900.00         ZZ
                                         360        383,018.26          1
    237 JASMINE WAY                    7.375          2,651.50         73
                                       7.125          2,651.50      530,000.00
    DANVILLE         CA   94506          2            08/10/98         00
    0431099522                           03           10/01/98          0
    108070631                            O            09/01/28
    0


    1837837          637/G01             F          285,000.00         ZZ
                                         360        284,783.13          1
    2923 ARCHWOOD CIRCLE               7.375          1,968.43         75
                                       7.125          1,968.43      380,000.00
    SAN JOSE         CA   95148          5            10/20/98         00
    0431113539                           05           12/01/98          0
    0013428792                           O            11/01/28
    0


    1837840          637/G01             F          460,000.00         ZZ
                                         360        459,622.93          1
    111 JOHNSON HOLLOW                 7.000          3,060.40         49
                                       6.750          3,060.40      940,000.00
    LOS GATOS        CA   95030          2            10/21/98         00
    0431103803                           05           12/01/98          0
    0013442744                           O            11/01/28
    0


    1837843          637/G01             F          400,000.00         ZZ
                                         360        399,687.96          1
    1642 LODESTONE ROAD                7.250          2,728.71         80
                                       7.000          2,728.71      500,000.00
    LIVERMORE        CA   94550          1            10/23/98         00
    0431113448                           05           12/01/98          0
    0010148864                           O            11/01/28
    0


    1837846          664/G01             F          272,000.00         ZZ
                                         360        271,777.04          1
    1809 HILL DRIVE                    7.000          1,809.63         80
                                       6.750          1,809.63      340,000.00
    LOS ANGELES      CA   90041          1            10/23/98         00
    0431102680                           05           12/01/98          0
    2801637                              O            11/01/28
    0
1




    1837862          637/G01             F          325,000.00         ZZ
                                         360        324,746.46          1
    16374 HILOW ROAD                   7.250          2,217.08         43
                                       7.000          2,217.08      770,000.00
    LOS GATOS        CA   95032          2            10/21/98         00
    0431104413                           05           12/01/98          0
    0013433743                           O            11/01/28
    0


    1837866          K08/G01             F          261,400.00         ZZ
                                         360        261,196.08          1
    7206 ALEXANDER DRIVE               7.250          1,783.21         59
                                       7.000          1,783.21      450,000.00
    DALLAS           TX   75214          2            10/30/98         00
    0411115926                           05           12/01/98          0
    411115926                            O            11/01/28
    0


    1837872          K08/G01             F          265,500.00         ZZ
                                         360        265,282.37          1
    106 KILLDEER COURT                 7.000          1,766.38         89
                                       6.750          1,766.38      300,500.00
    SOUTHLAKE        TX   76092          2            10/30/98         10
    0411120082                           03           12/01/98         25
    411120082                            O            11/01/28
    0


    1837882          638/G01             F          440,000.00         ZZ
                                         360        439,656.75          1
    233 SOUTH HELIX AVENUE #34         7.250          3,001.58         80
                                       7.000          3,001.58      550,000.00
    SOLANA BEACH     CA   92075          5            10/08/98         00
    0431100684                           01           12/01/98          0
    8702599                              O            11/01/28
    0


    1837887          637/G01             F          372,000.00         ZZ
                                         360        371,702.51          1
    842 CATHEDRAL DRIVE                7.125          2,506.24         69
                                       6.875          2,506.24      540,000.00
    SUNNYVALE        CA   94087          2            10/23/98         00
    0431113620                           05           12/01/98          0
    0010148690                           O            11/01/28
    0


    1837898          700/G01             F          152,000.00         ZZ
                                         360        152,000.00          1
1


    21301 SEAFORTH LANE                6.875            998.53         53
                                       6.625            998.53      290,000.00
    HUNTINGTON BEAC  CA   92646          5            11/06/98         00
    0431101872                           05           01/01/99          0
    131739                               O            12/01/28
    0


    1837899          K08/G01             F          254,000.00         ZZ
                                         360        253,811.50          1
    702 ARABIAN COURT                  7.500          1,776.00         70
                                       7.250          1,776.00      365,000.00
    WAUCONDA         IL   60084          2            10/30/98         00
    0411084049                           05           12/01/98          0
    411084049                            O            11/01/28
    0


    1837904          637/G01             F          642,500.00         ZZ
                                         360        641,973.35          1
    3140 STONEGATE DRIVE               7.000          4,274.57         52
                                       6.750          4,274.57    1,245,000.00
    ALAMO            CA   94507          2            10/19/98         00
    0431113513                           03           12/01/98          0
    0013442850                           O            11/01/28
    0


    1837908          637/G01             F          380,000.00         ZZ
                                         360        379,680.75          1
    20 EL VERANO                       6.875          2,496.33         29
                                       6.625          2,496.33    1,330,000.00
    ORINDA           CA   94563          2            10/26/98         00
    0431109800                           05           12/01/98          0
    0010146389                           O            11/01/28
    0


    1837917          637/G01             F          234,300.00         ZZ
                                         360        234,107.94          1
    3425 FOREST AVENUE                 7.000          1,558.81         64
                                       6.750          1,558.81      370,000.00
    SANTA CLARA      CA   95050          2            10/26/98         00
    0431106160                           05           12/01/98          0
    0013437876                           O            11/01/28
    0


    1837923          637/G01             F          576,800.00         ZZ
                                         360        576,327.20          1
    15705 LANCASTER ROAD               7.000          3,837.47         65
                                       6.750          3,837.47      900,000.00
    MONTE SERENO     CA   95030          2            10/20/98         00
    0431106459                           05           12/01/98          0
1


    0010943785                           O            11/01/28
    0


    1837924          B60/G01             F          420,000.00         ZZ
                                         360        419,672.36          1
    1341 CHARMEL PLACE                 7.250          2,865.14         64
                                       7.000          2,865.14      660,000.00
    LOS ANGELES      CA   90272          2            10/22/98         00
    0431103142                           05           12/01/98          0
    252572                               O            11/01/28
    0


    1837926          637/G01             F          335,000.00         ZZ
                                         360        334,769.45          1
    37873 BENCHMARK COURT              7.875          2,428.99         78
                                       7.625          2,428.99      435,000.00
    FREMONT          CA   94536          1            10/23/98         00
    0431109586                           05           12/01/98          0
    0010152890                           O            11/01/28
    0


    1837929          B60/G01             F          244,000.00         ZZ
                                         360        243,818.92          1
    1058 SOUTH HANLON WAY              7.500          1,706.08         73
                                       7.250          1,706.08      338,000.00
    ANAHEIM          CA   92808          2            10/16/98         00
    0431099753                           03           12/01/98          0
    256289                               O            11/01/28
    0


    1837933          637/G01             F          367,500.00         ZZ
                                         360        367,175.76          1
    3280 MONTE VERDE LN                6.625          2,353.15         75
                                       6.375          2,353.15      490,000.00
    SAN JOSE         CA   95135          5            10/24/98         00
    0431111764                           05           12/01/98          0
    0010944270                           O            11/01/28
    0


    1837937          B60/G01             F          400,000.00         ZZ
                                         360        399,680.13          1
    27350 LANDON PLACE                 7.125          2,694.87         73
                                       6.875          2,694.87      550,000.00
    SANTA CLARITA    CA   91354          5            10/20/98         00
    0431103670                           03           12/01/98          0
    255840                               O            11/01/28
    0


1


    1837942          637/G01             F          303,500.00         ZZ
                                         360        303,251.22          1
    1675 KENNARD WAY                   7.000          2,019.20         69
                                       6.750          2,019.20      440,000.00
    SUNNYVALE        CA   94087          2            10/24/98         00
    0431109560                           05           12/01/98          0
    0013438924                           O            11/01/28
    0


    1837949          637/G01             F          619,000.00         ZZ
                                         360        618,479.96          1
    1221 SURFLINE WAY                  6.875          4,066.39         80
                                       6.625          4,066.39      780,000.00
    CORONA DEL MAR   CA   92625          1            10/19/98         00
    0431105741                           03           12/01/98          0
    4304689                              O            11/01/28
    0


    1837951          B60/G01             F          387,000.00         ZZ
                                         360        386,690.52          1
    5270 PASEO PANORAMA                7.125          2,607.29         80
                                       6.875          2,607.29      485,000.00
    YORBA LINDA      CA   92887          2            10/19/98         00
    0431107952                           05           12/01/98          0
    256294                               O            11/01/28
    0


    1837954          B60/G01             F          236,500.00         ZZ
                                         360        236,315.50          1
    153 AVENIDA PATERO DE ORO          7.250          1,613.35         80
                                       7.000          1,613.35      296,000.00
    SAN CLEMENTE     CA   92672          2            10/15/98         00
    0431102516                           05           12/01/98          0
    256233                               O            11/01/28
    0


    1837956          B60/G01             F          267,300.00         ZZ
                                         360        267,101.63          1
    15041 AVENIDA DE LAS FLORES ST     7.500          1,869.00         72
                                       7.250          1,869.00      375,000.00
    CHINO HILLS      CA   91709          2            10/15/98         00
    0431099837                           05           12/01/98          0
    255848                               O            11/01/28
    0


    1837983          731/G01             F          316,000.00         ZZ
                                         360        316,000.00          1
    5845 STONELEIGH DR                 7.250          2,155.68         80
                                       7.000          2,155.68      395,000.00
1


    SUWANEE          GA   30024          1            11/06/98         00
    0431116359                           03           01/01/99          0
    1001635                              O            12/01/28
    0


    1837990          956/G01             F          357,600.00         ZZ
                                         360        356,758.05          1
    617 KEARNEY STREET                 7.250          2,439.46         80
                                       7.000          2,439.46      447,161.00
    BENCIA           CA   94510          1            08/11/98         00
    0431097930                           05           10/01/98          0
    308060023                            O            09/01/28
    0


    1838064          942/G01             F          310,400.00         ZZ
                                         360        310,400.00          1
    29 BRADWAHL DRIVE                  7.000          2,065.10         80
                                       6.750          2,065.10      388,000.00
    TWP. OF MORRIS   NJ   07960          1            11/06/98         00
    0431101260                           05           01/01/99          0
    W4007P8301                           O            12/01/28
    0


    1838068          F88/G01             F          254,000.00         ZZ
                                         360        253,796.88          1
    310 MARIN OAKS DRIVE               7.125          1,711.25         65
                                       6.875          1,711.25      392,000.00
    NOVATO           CA   94949          1            10/20/98         00
    0431104710                           05           12/01/98          0
    98100084                             O            11/01/28
    0


    1838426          E82/G01             F          398,000.00         ZZ
                                         360        398,000.00          1
    4060 WEST BRONCO DRIVE             7.125          2,681.40         58
                                       6.875          2,681.40      689,000.00
    WILSON           WY   83014          2            11/02/98         00
    0400156485                           03           01/01/99          0
    0400156485                           O            12/01/28
    0


    1838435          926/926             F           50,000.00         ZZ
                                         360         49,962.89          1
    A3C SANDS VILLAGE                  7.500            349.61         80
                                       7.250            349.61       62,500.00
    HILTON HEAD ISL  SC   29928          1            10/15/98         00
    163014388                            01           12/01/98          0
    163014388                            O            11/01/28
    0
1




    1838452          E82/G01             F          290,000.00         ZZ
                                         360        290,000.00          1
    2 MEADOWOOD                        7.000          1,929.38         69
                                       6.750          1,929.38      425,000.00
    LAS FLORES       CA   92688          5            11/07/98         00
    0400152013                           03           01/01/99          0
    0400152013                           O            12/01/28
    0


    1838474          A50/A50             F          290,000.00         ZZ
                                         360        289,773.77          1
    3801 SPRING VALLEY CIRCLE          7.250          1,978.31         83
                                       7.000          1,978.31      351,500.00
    BIRMINGHAM       AL   35223          2            10/20/98         11
    115502                               05           12/01/98         12
    115502                               O            11/01/28
    0


    1838518          E44/G01             F          205,700.00         ZZ
                                         360        205,700.00          1
    853 EAST 3200 NORTH                7.625          1,455.93         85
                                       7.375          1,455.93      242,000.00
    NORTH OGDEN      UT   84414          2            11/06/98         01
    0431098722                           05           01/01/99         12
    03448525                             O            12/01/28
    0


    1838521          B57/G01             F          231,200.00         ZZ
                                         360        231,200.00          1
    4418 VAN NOORD AVENUE              7.375          1,596.85         80
                                       7.125          1,596.85      289,000.00
    LOS ANGELES      CA   91604          1            11/03/98         00
    0431106806                           05           01/01/99          0
    9814175                              O            12/01/28
    0


    1838529          966/G01             F          303,900.00         ZZ
                                         360        303,900.00          1
    4304 CARUTH BOULEVARD              7.000          2,021.85         68
                                       6.750          2,021.85      450,000.00
    DALLAS           TX   75225          2            11/06/98         00
    0431102201                           05           01/01/99          0
    40007572                             O            12/01/28
    0


    1838536          825/G01             F          327,000.00         ZZ
                                         360        327,000.00          1
1


    0441 FAIRVIEW BLVD                 7.375          2,258.51         73
                                       7.125          2,258.51      450,000.00
    BRECKENRIDGE     CO   80424          5            11/02/98         00
    0431100841                           05           01/01/99          0
    25429                                O            12/01/28
    0


    1838538          825/G01             F          420,000.00         ZZ
                                         360        419,688.30          1
    0392 TIMBERLANE CIRCLE             7.500          2,936.70         70
                                       7.250          2,936.70      600,000.00
    BRECKENRIDGE     CO   80424          5            10/19/98         00
    0431101344                           05           12/01/98          0
    27629                                O            11/01/28
    0


    1838540          E87/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    1015 CALLE MALAGA                  6.875          1,872.25         59
                                       6.625          1,872.25      485,500.00
    SANTA BARBARA    CA   93109          2            11/04/98         00
    0431100940                           05           01/01/99          0
    70001782                             O            12/01/28
    0


    1838556          E68/G01             F          283,900.00         ZZ
                                         360        283,900.00          1
    2798 TIMBERLINE COURT              6.625          1,817.84         80
                                       6.375          1,817.84      354,900.00
    OAKTON           VA   22124          1            11/19/98         00
    0431123397                           05           01/01/99          0
    25452                                O            12/01/28
    0


    1838723          637/G01             F          354,000.00         ZZ
                                         360        353,716.91          1
    46547 PASEO PADRE PARKWAY          7.125          2,384.97         51
                                       6.875          2,384.97      700,000.00
    FREMONT          CA   94539          2            10/21/98         00
    0431124817                           05           12/01/98          0
    13428743                             O            11/01/28
    0


    1838741          K08/G01             F          102,400.00         ZZ
                                         360        102,318.11          1
    325 LEXINGDALE DR                  7.125            689.89         79
                                       6.875            689.89      130,000.00
    ORLANDO          FL   32828          2            10/28/98         00
    0411088693                           03           12/01/98          0
1


    411088693                            O            11/01/28
    0


    1838803          637/G01             F          400,000.00         ZZ
                                         360        399,663.95          1
    20490 VIA LINARES                  6.875          2,627.72         77
                                       6.625          2,627.72      520,000.00
    YORBA LINDA      CA   92887          1            10/27/98         00
    0431118975                           03           12/01/98          0
    10688398                             O            11/01/28
    0


    1838842          K08/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    2119 CURTIS AVENUE                 7.125          1,778.62         73
    UNIT #A                            6.875          1,778.62      365,000.00
    REDONDO BEACH    CA   90278          2            11/01/98         00
    0411099450                           01           01/01/99          0
    411099450                            O            12/01/28
    0


    1838847          637/G01             F          375,000.00         ZZ
                                         360        374,677.13          1
    185 SURMONT COURT                  6.750          2,432.25         50
                                       6.500          2,432.25      750,000.00
    LOS GATOS        CA   95032          5            10/20/98         00
    0431121045                           05           12/01/98          0
    0010943165                           O            11/01/28
    0


    1838894          637/G01             F          632,600.00         ZZ
                                         360        632,068.53          1
    607 MURRAY LANE                    6.875          4,155.74         78
                                       6.625          4,155.74      815,000.00
    LAFAYETTE        CA   94549          2            10/27/98         00
    0431113281                           05           12/01/98          0
    0013443445                           O            11/01/28
    0


    1839030          105/G01             F          249,600.00         ZZ
                                         360        249,395.40          1
    11438 HOLLOWSTONE DRIVE            7.000          1,660.60         80
                                       6.750          1,660.60      312,000.00
    ROCKVILLE        MD   20852          1            10/28/98         00
    0431122803                           09           12/01/98          0
    1215862                              O            11/01/28
    0


1


    1839105          637/G01             F          300,000.00         ZZ
                                         360        299,765.97          1
    4632 HAWK WAY                      7.250          2,046.53         80
                                       7.000          2,046.53      375,000.00
    DUBLIN           CA   94568          2            10/28/98         00
    0431126390                           05           12/01/98          0
    0014936033                           O            11/01/28
    0


    1839148          637/G01             F          464,000.00         ZZ
                                         360        463,628.94          1
    1148 ELMSFORD DRIVE                7.125          3,126.06         67
                                       6.875          3,126.06      700,000.00
    CUPERTINO        CA   95014          2            10/27/98         00
    0431118744                           05           12/01/98          0
    0010945061                           O            11/01/28
    0


    1839151          637/G01             F          267,600.00         ZZ
                                         360        267,386.01          1
    980 GOLDENROD LANE                 7.125          1,802.87         80
                                       6.875          1,802.87      334,500.00
    SAN LUIS OBISPO  CA   93401          1            10/28/98         00
    0431126408                           03           12/01/98          0
    0010686236                           O            11/01/28
    0


    1839243          196/G01             F          261,250.00         ZZ
                                         360        260,634.89          1
    16710 CHERYL LANE                  7.250          1,782.19         95
                                       7.000          1,782.19      275,000.00
    RENO             NV   89511          1            09/25/98         12
    0431108851                           05           11/01/98         30
    1190082                              O            10/01/28
    0


    1839249          196/G01             F          288,000.00         ZZ
                                         360        287,769.69          1
    1315 MEDFORD ROAD                  7.125          1,940.31         80
                                       6.875          1,940.31      360,000.00
    PASADENA         CA   91107          1            10/05/98         00
    0431108836                           05           12/01/98          0
    1189422                              O            11/01/28
    0


    1839263          M46/G01             F          650,000.00         ZZ
                                         360        648,507.06          1
    241 SOUTH MARTIN DRIVE             7.375          4,489.39         50
                                       7.125          4,489.39    1,300,000.00
1


    ZEPHYR COVE      NV   89448          5            09/09/98         00
    0431117464                           05           11/01/98          0
    4920046                              O            10/01/28
    0


    1839267          944/G01             F          300,000.00         ZZ
                                         360        299,760.09          1
    5128 BLACKBIRD DRIVE               7.125          2,021.16         71
                                       6.875          2,021.16      428,000.00
    PLEASANTON       CA   94566          5            10/07/98         00
    0431116714                           05           12/01/98          0
    98103698970                          O            11/01/28
    0


    1839311          K08/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
    124 SUNRISE COURT                  7.500            699.21         44
                                       7.250            699.21      228,000.00
    WATSONVILLE      CA   95076          2            11/02/98         00
    0411106115                           05           01/01/99          0
    411106115                            O            12/01/28
    0


    1839317          K08/G01             F          440,200.00         ZZ
                                         360        439,821.00          1
    2050 DIABLO ROAD                   6.750          2,855.13         53
                                       6.500          2,855.13      840,000.00
    DANVILLE         CA   94526          2            10/28/98         00
    0411110174                           05           12/01/98          0
    411110174                            O            11/01/28
    0


    1839332          K08/G01             F          172,000.00         ZZ
                                         360        171,859.01          1
    5416 FLOWERING BUSH COURT          7.000          1,144.32         83
                                       6.750          1,144.32      207,500.00
    LAS VEGAS        NV   89130          2            10/27/98         04
    0411094246                           05           12/01/98         12
    411094246                            O            11/01/28
    0


    1839334          K08/G01             F          231,200.00         ZZ
                                         360        231,200.00          1
    1767 OAKWOOD AVENUE                7.125          1,557.64         80
                                       6.875          1,557.64      289,000.00
    SAN JOSE         CA   95124          1            11/04/98         00
    0411124720                           05           01/01/99          0
    411124720                            O            12/01/28
    0
1




    1839335          K08/G01             F          456,000.00         ZZ
                                         360        455,661.58          1
    4989 NOELINE AVENUE                7.500          3,188.42         80
    (ENCINO AREA)                      7.250          3,188.42      570,000.00
    LOS ANGELES      CA   91316          1            10/30/98         00
    0411094402                           05           12/01/98          0
    411094402                            O            11/01/28
    0


    1839336          K08/G01             F          307,200.00         ZZ
                                         360        307,200.00          1
    960 HAWTHORNE DRIVE                6.875          2,018.09         80
                                       6.625          2,018.09      384,000.00
    LAFAYETTE        CA   94549          1            11/04/98         00
    0411128507                           05           01/01/99          0
    411128507                            O            12/01/28
    0


    1839372          196/G01             F          435,000.00         ZZ
                                         360        434,625.47          2
    6819-6821 EAST OCEAN BOULEVARD     6.750          2,821.41         42
                                       6.500          2,821.41    1,050,000.00
    LONG BEACH       CA   90803          5            10/05/98         00
    0431108182                           05           12/01/98          0
    1208808                              O            11/01/28
    0


    1839586          638/G01             F          269,208.00         ZZ
                                         360        268,998.00          1
    3476 SOUTH RIVER TERRACE           7.250          1,836.47         69
                                       7.000          1,836.47      392,000.00
    EDGEWATER        MD   21037          2            10/26/98         00
    0431102763                           05           12/01/98          0
    8807644                              O            11/01/28
    0


    1839605          638/G01             F          283,000.00         ZZ
                                         360        282,756.35          1
    1764 REDONDO STREET                6.750          1,835.53         80
                                       6.500          1,835.53      355,000.00
    SAN DIEGO        CA   92107          2            10/23/98         00
    0431105113                           05           12/01/98          0
    8802805                              O            11/01/28
    0


    1839609          K63/G01             F          250,800.00         ZZ
                                         360        250,800.00          1
1


    136 COUNTRY VIEW DRIVE             7.625          1,775.15         95
                                       7.375          1,775.15      264,000.00
    MC KEES ROCKS    PA   15136          1            11/03/98         10
    0431112234                           05           01/01/99         30
    1300065834                           O            12/01/28
    0


    1839611          070/070             F          312,000.00         ZZ
                                         360        311,523.72          1
    4468 ROLLING PINE                  7.375          2,154.91         80
                                       7.125          2,154.91      390,000.00
    WEST BLOOMFIELD  MI   48323          1            09/21/98         00
    7972180                              05           11/01/98          0
    7972180                              O            10/01/28
    0


    1839612          638/G01             F          272,000.00         ZZ
                                         360        271,787.81          1
    14025 WOODLAND PARKWAY             7.250          1,855.52         80
                                       7.000          1,855.52      340,000.00
    POWAY            CA   92064          2            10/21/98         00
    0431105063                           05           12/01/98          0
    8804932                              O            11/01/28
    0


    1839614          070/070             F          346,100.00         ZZ
                                         360        341,037.67          1
    2480 ALTON ROAD                    7.375          2,390.43         63
                                       7.125          2,390.43      550,000.00
    ATLANTA          GA   30305          2            08/26/98         00
    8100079                              05           10/01/98          0
    8100079                              O            09/01/28
    0


    1839615          638/G01             F          268,000.00         ZZ
                                         360        267,780.32          1
    22716 WATERSIDE LANE               7.000          1,783.01         80
                                       6.750          1,783.01      335,000.00
    LAKE FOREST      CA   92630          1            10/01/98         00
    0431105097                           09           12/01/98          0
    8794638                              O            11/01/28
    0


    1839617          638/G01             F          330,000.00         ZZ
                                         360        329,748.89          1
    218 PINECONE COURT                 7.375          2,279.23         72
                                       7.125          2,279.23      460,000.00
    SIMI VALLEY      CA   93065          5            10/06/98         00
    0431105154                           03           12/01/98          0
1


    8798221                              O            11/01/28
    0


    1839623          638/G01             F          338,000.00         ZZ
                                         360        337,708.99          1
    6920 PRESTONSHIRE LANE             6.750          2,192.26         76
                                       6.500          2,192.26      445,000.00
    DALLAS           TX   75225          2            10/05/98         00
    0431105162                           05           12/01/98          0
    8787435                              O            11/01/28
    0


    1839627          638/G01             F          274,000.00         ZZ
                                         360        273,769.81          1
    48 INDIGO TRAIL                    6.875          1,799.98         47
                                       6.625          1,799.98      587,000.00
    MADISON          CT   06443          2            10/20/98         00
    0431105147                           05           12/01/98          0
    8808133                              O            11/01/28
    0


    1839632          070/070             F          260,000.00         ZZ
                                         360        259,603.10          1
    102 REED BOULEVARD                 7.375          1,795.76         71
                                       7.125          1,795.76      370,000.00
    MILL VALLEY      CA   94941          2            08/28/98         00
    9321949                              05           11/01/98          0
    9321949                              O            10/01/28
    0


    1839634          638/G01             F          294,000.00         ZZ
                                         360        293,764.90          1
    321 LAKE STREET                    7.125          1,980.73         37
                                       6.875          1,980.73      800,000.00
    SAN FRANCISCO    CA   94118          2            10/26/98         00
    0431105170                           05           12/01/98          0
    8813104                              O            11/01/28
    0


    1839636          638/G01             F          400,000.00         ZZ
                                         360        399,687.96          1
    5346 RENAISSANCE AVENUE            7.250          2,728.71         75
                                       7.000          2,728.71      535,000.00
    SAN DIEGO        CA   92122          5            10/27/98         00
    0431105212                           01           12/01/98          0
    8813630                              O            11/01/28
    0


1


    1839638          E82/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    9575 CRAMER ROAD                   6.875          1,872.25         80
                                       6.625          1,872.25      360,000.00
    AUBURN           CA   95602          2            11/10/98         00
    0400158911                           05           01/01/99          0
    0400158911                           O            12/01/28
    0


    1839641          638/G01             F          450,000.00         ZZ
                                         360        449,640.15          1
    77360 BLACK MOUNTAIN TRAIL         7.125          3,031.73         70
                                       6.875          3,031.73      650,000.00
    INDIAN WELLS     CA   92210          1            10/29/98         00
    0431105139                           03           12/01/98          0
    8818500                              O            11/01/28
    0


    1839645          638/G01             F          134,000.00         ZZ
                                         360        133,907.79          1
    1120 PANNO ROAD                    7.875            971.59         80
                                       7.625            971.59      167,500.00
    BRAWLEY          CA   92227          1            10/28/98         00
    0431102854                           05           12/01/98          0
    8811156                              O            11/01/28
    0


    1839648          638/G01             F          249,769.00         ZZ
                                         360        249,588.22          1
    1585 SHADYBROOK ROAD               7.625          1,767.85         92
                                       7.375          1,767.85      272,000.00
    WILMINGTON       DE   19803          2            10/16/98         04
    0431105121                           05           12/01/98         30
    8798612                              O            11/01/28
    0


    1839677          893/G01             F          460,000.00         ZZ
                                         360        460,000.00          1
    16771 KENNEDY ROAD                 7.250          3,138.02         80
                                       7.000          3,138.02      575,000.00
    LOS GATOS        CA   95032          1            11/09/98         00
    0431105253                           05           01/01/99          0
    W1980846                             O            12/01/28
    0


    1839711          638/G01             F          344,800.00         ZZ
                                         360        344,544.11          1
    7117 TATLER ROAD                   7.500          2,410.89         75
                                       7.250          2,410.89      459,735.00
1


    CARLSBAD         CA   92009          1            10/28/98         00
    0431101120                           01           12/01/98          0
    8766334                              O            11/01/28
    0


    1839713          638/G01             F           34,400.00         ZZ
                                         360         34,376.33          1
    908 MINNESOTA STREET               7.875            249.42         80
                                       7.625            249.42       43,000.00
    CHINOOK          MT   59523          1            10/26/98         00
    0431103530                           05           12/01/98          0
    08774133                             O            11/01/28
    0


    1839714          638/G01             F          294,000.00         ZZ
                                         360        293,776.29          1
    1718 ALMOND AVENUE                 7.375          2,030.58         71
                                       7.125          2,030.58      415,000.00
    LIVERMORE        CA   94550          2            10/19/98         00
    0431104025                           05           12/01/98          0
    08807585                             O            11/01/28
    0


    1839716          638/G01             F          271,000.00         ZZ
                                         360        270,793.79          1
    24 CROCKETT                        7.375          1,871.73         74
                                       7.125          1,871.73      370,000.00
    IRVINE           CA   92620          5            10/28/98         00
    0431104009                           05           12/01/98          0
    08804914                             O            11/01/28
    0


    1839742          685/G01             F          287,200.00         ZZ
                                         360        287,200.00          1
    5029 LENORE STREET                 7.250          1,959.21         80
                                       7.000          1,959.21      359,000.00
    TORRANCE         CA   90503          1            11/11/98         00
    0431103746                           05           01/01/99          0
    116079                               O            12/01/28
    0


    1839745          356/G01             F          247,383.00         ZZ
                                         360        247,203.94          1
    968 KEELER AVENUE                  7.625          1,750.97         59
                                       7.375          1,750.97      420,000.00
    BERKELEY         CA   94708          5            10/20/98         00
    0431104298                           05           12/01/98          0
    2597185                              O            11/01/28
    0
1




    1839746          F96/G01             F          139,000.00         ZZ
                                         360        139,000.00          1
    503 PIERMONT AVENUE SOUTH          7.750            995.81         74
                                       7.500            995.81      189,000.00
    RIVER VALE TOWN  NJ   07675          1            11/12/98         00
    0431104660                           01           01/01/99          0
    101003                               O            12/01/28
    0


    1839757          E85/G01             F          359,000.00         ZZ
                                         360        359,000.00          1
    50 DEL CASA DRIVE                  7.000          2,388.44         39
                                       6.750          2,388.44      940,000.00
    MILL VALLEY      CA   94941          2            11/01/98         00
    0431110451                           05           01/01/99          0
    9603901                              O            12/01/28
    0


    1839767          944/G01             F          650,000.00         ZZ
                                         360        649,505.40          1
    35 HOMEPLACE COURT                 7.375          4,489.39         34
                                       7.125          4,489.39    1,950,000.00
    HILLSBOROUGH     CA   94010          1            10/28/98         00
    0431122415                           05           12/01/98          0
    16850                                O            11/01/28
    0


    1839771          J95/J95             F          258,500.00         ZZ
                                         360        257,884.15          1
    907 TIMOTHY LANE                   7.125          1,741.56         59
                                       6.875          1,741.56      440,000.00
    MENLO PARK       CA   94025          2            09/21/98         00
    0013167770                           05           11/01/98          0
    0013167770                           O            10/01/28
    0


    1839774          B57/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    860 DIAMOND STREET                 7.000          3,991.82         80
                                       6.750          3,991.82      750,000.00
    LAGUNA BEACH     CA   92651          1            11/06/98         00
    0431120104                           05           01/01/99          0
    9830805                              O            12/01/28
    0


    1839783          E87/G01             F          302,700.00         ZZ
                                         360        302,700.00          1
1


    737 LA BUENA TIERRA                6.500          1,913.27         50
                                       6.250          1,913.27      615,000.00
    SANTA BARBARA    CA   93111          2            11/03/98         00
    0431102029                           05           01/01/99          0
    7001752                              O            12/01/28
    0


    1839784          637/G01             F          404,000.00         ZZ
                                         360        403,676.92          1
    1086 VALLEY VIEW COURT             7.125          2,721.83         39
                                       6.875          2,721.83    1,060,000.00
    LOS ALTOS        CA   94022          2            10/27/98         00
    0431118769                           05           12/01/98          0
    0013441092                           O            11/01/28
    0


    1839793          811/G01             F          514,000.00         ZZ
                                         360        514,000.00          1
    540 HILLRISE PLACE                 8.000          3,771.55         80
                                       7.750          3,771.55      642,500.00
    WALNUT CREEK     CA   94598          1            11/06/98         00
    0431111111                           03           01/01/99          0
    FM02104261                           O            12/01/28
    0


    1839815          562/G01             F          106,500.00         ZZ
                                         360        106,500.00          1
    7 SHIRLEY ROAD AKA SHIRLEY STR     7.250            726.52         75
                                       7.000            726.52      142,000.00
    CENTER MORICHES  NY   11934          1            11/13/98         00
    0431111640                           05           01/01/99          0
    577791                               O            12/01/28
    0


    1839839          026/G01             F          468,000.00         ZZ
                                         360        468,000.00          1
    557 BELLE MEADE RD                 7.250          3,192.59         70
                                       7.000          3,192.59      675,000.00
    MONROE           GA   30655          5            11/04/98         00
    0431103373                           05           01/01/99          0
    200289641                            O            12/01/28
    0


    1839844          664/G01             F          240,000.00         ZZ
                                         360        239,605.39          1
    5873 WHEELHOUSE LANE               7.000          1,596.73         80
                                       6.750          1,596.73      300,000.00
    AGOURA HILLS     CA   91301          1            09/17/98         00
    0431111129                           05           11/01/98          0
1


    2736577                              O            10/01/28
    0


    1839849          J95/J95             F          290,750.00         ZZ
                                         360        290,317.09          1
    20530 CROW CREEK ROAD              7.500          2,032.97         76
                                       7.250          2,032.97      385,000.00
    CASTRO VALLEY    CA   94552          2            09/25/98         00
    0013167481                           03           11/01/98          0
    0013167481                           O            10/01/28
    0


    1839852          664/G01             F          184,000.00         ZZ
                                         360        183,859.98          1
    35683 BALSA STREET                 7.375          1,270.85         79
                                       7.125          1,270.85      235,000.00
    YUCAIPA          CA   92399          2            10/22/98         00
    0431109842                           05           12/01/98          0
    2719969                              O            11/01/28
    0


    1839873          K08/G01             F          296,000.00         ZZ
                                         360        296,000.00          1
    2369 BRIARWOOD DRIVE               7.250          2,019.24         80
                                       7.000          2,019.24      370,000.00
    SAN JOSE         CA   95125          1            10/27/98         00
    0411108293                           05           01/01/99          0
    411108293                            O            12/01/28
    0


    1839874          K08/G01             F          233,000.00         ZZ
                                         360        233,000.00          1
    28 BELCANTO                        7.750          1,669.24         70
                                       7.500          1,669.24      335,000.00
    IRVINE           CA   92614          1            11/04/98         00
    0411103286                           03           01/01/99          0
    411103286                            O            12/01/28
    0


    1839882          K08/G01             F          204,800.00         ZZ
                                         360        204,800.00          1
    746 HAZEL STREET                   7.125          1,379.78         80
                                       6.875          1,379.78      256,000.00
    LIVERMORE        CA   94550          2            11/02/98         00
    0411100977                           05           01/01/99          0
    411100977                            O            12/01/28
    0


1


    1839883          J95/J95             F          271,600.00         ZZ
                                         360        271,393.34          1
    2101 SMOKEWOOD AVENUE              7.375          1,875.87         80
                                       7.125          1,875.87      339,500.00
    FULLERTON        CA   92831          1            10/20/98         00
    0013335351                           05           12/01/98          0
    0013335351                           O            11/01/28
    0


    1839884          K08/G01             F          408,000.00         ZZ
                                         360        408,000.00          1
    1297 CALLE LAS TRANCAS             7.250          2,783.28         80
                                       7.000          2,783.28      510,000.00
    THOUSAND OAKS A  CA   91360          1            11/03/98         00
    0411086663                           05           01/01/99          0
    411086663                            O            12/01/28
    0


    1839885          K08/G01             F          539,200.00         ZZ
                                         360        539,200.00          1
    432 CAMINO DE CELESTE              7.750          3,862.89         80
                                       7.500          3,862.89      674,000.00
    THOUSAND OAKS    CA   91360          1            11/08/98         00
    0411100126                           03           01/01/99          0
    411100126                            O            12/01/28
    0


    1839887          K08/G01             F          345,000.00         ZZ
                                         360        345,000.00          1
    4736 PARK ENCINO UNIT #316         7.375          2,382.83         74
                                       7.125          2,382.83      470,000.00
    ENCINO AREA      CA   91436          2            11/03/98         00
    0411098858                           01           01/01/99          0
    411098858                            O            12/01/28
    0


    1839889          K08/G01             F          144,500.00         ZZ
                                         360        144,500.00          1
    6858 TULANE                        7.625          1,022.76         70
                                       7.375          1,022.76      206,500.00
    MOORPARK         CA   93021          1            11/06/98         00
    0411018781                           05           01/01/99          0
    411018781                            O            12/01/28
    0


    1839893          K08/G01             F          200,250.00         ZZ
                                         360        200,250.00          1
    759 PASEO MONTECITO (NEWBURY       7.125          1,349.12         90
    PARK)                              6.875          1,349.12      222,500.00
1


    THOUSAND OAKS    CA   91320          1            11/04/98         11
    0411103831                           05           01/01/99         25
    411103831                            O            12/01/28
    0


    1839896          144/144             F          600,000.00         ZZ
                                         360        599,531.94          1
    5 GRAND PARK AVENUE                7.250          4,093.06         56
                                       7.000          4,093.06    1,075,000.00
    SCARSDALE        NY   10583          5            10/16/98         00
    160628552                            05           12/01/98          0
    160628552                            O            11/01/28
    0


    1839904          J95/J95             F          264,000.00         ZZ
                                         360        263,799.12          1
    1609 HOLLY CIRCLE                  7.375          1,823.38         80
                                       7.125          1,823.38      330,000.00
    PLEASANTON       CA   94566          2            10/05/98         00
    0012471587                           09           12/01/98          0
    0012471587                           O            11/01/28
    0


    1839914          K08/G01             F          187,500.00         ZZ
                                         360        187,500.00          1
    9 NORTHWOODS ROAD                  8.125          1,392.18         75
                                       7.875          1,392.18      250,000.00
    OCEAN TOWNSHIP   NJ   07712          1            11/05/98         00
    0411120603                           05           01/01/99          0
    411120603                            O            12/01/28
    0


    1839921          K08/G01             F          102,900.00         ZZ
                                         360        102,900.00          1
    6444 W. WAHALLA LANE               7.125            693.26         80
                                       6.875            693.26      130,000.00
    GLENDALE         AZ   85308          2            11/04/98         00
    0411121759                           03           01/01/99          0
    411121759                            O            12/01/28
    0


    1839938          J95/J95             F          403,700.00         ZZ
                                         360        403,335.05          1
    2740 WALSH RD                      6.500          2,551.66         92
                                       6.250          2,551.66      440,000.00
    CINCINNATI       OH   45208          1            10/14/98         10
    9376302                              05           12/01/98         25
    9376302                              O            11/01/28
    0
1




    1839942          077/077             F          260,000.00         ZZ
                                         360        259,792.08          1
    10540 CHESTNUT HILL CT             7.125          1,751.67         62
                                       6.875          1,751.67      425,000.00
    FISHERS          IN   46038          2            10/28/98         00
    208285                               05           12/01/98          0
    208285                               O            11/01/28
    0


    1839957          K08/G01             F          116,800.00         G
                                         360        116,711.12          1
    4305 COLLINS CIRCLE                7.375            806.71         80
                                       7.125            806.71      146,000.00
    ACWORTH          GA   30101          1            11/02/98         00
    0411108111                           05           12/01/98          0
    411108111                            O            11/01/28
    0


    1839959          J95/J95             F          252,000.00         ZZ
                                         360        251,777.67          1
    19032 FIELDSTONE COURT             6.625          1,613.58         80
                                       6.375          1,613.58      315,302.00
    SALINAS          CA   93908          1            10/01/98         00
    0013164546                           03           12/01/98          0
    0013164546                           O            11/01/28
    0


    1839963          K08/G01             F          185,500.00         ZZ
                                         360        185,500.00          1
    12056 TORREY ROAD                  7.625          1,312.96         75
                                       7.375          1,312.96      250,000.00
    FENTON           MI   48430          2            11/04/98         00
    0411063514                           05           01/01/99          0
    411063514                            O            12/01/28
    0


    1839979          822/G01             F          420,000.00         ZZ
                                         360        419,672.35          1
    19 EAST CENTENNIAL DRIVE           7.250          2,865.15         75
                                       7.000          2,865.15      560,000.00
    MEDFORD          NJ   08055          5            10/26/98         00
    0431103449                           05           12/01/98          0
    1206014311                           O            11/01/28
    0


    1839984          J95/J95             F          266,000.00         ZZ
                                         360        265,462.98          1
1


    8021 SHAY DRIVE                    7.500          1,859.91         71
                                       7.250          1,859.91      375,000.00
    OAKLAND          CA   94605          2            09/28/98         00
    0013167168                           03           11/01/98          0
    0013167168                           O            10/01/28
    0


    1840013          J95/J95             F          490,000.00         ZZ
                                         360        489,598.35          1
    7144 EAST PARADISE RANCH ROAD      7.000          3,259.98         59
                                       6.750          3,259.98      835,000.00
    PARADISE VALLEY  AZ   85253          2            10/06/98         00
    9816122                              03           12/01/98          0
    9816122                              O            11/01/28
    0


    1840017          J95/J95             F          361,800.00         ZZ
                                         360        361,544.64          1
    3107 NE ALAMEDA STREET             7.750          2,591.98         90
                                       7.500          2,591.98      402,000.00
    PORTLAND         OR   97212          1            10/13/98         12
    0016181760                           05           12/01/98         25
    0016181760                           O            11/01/28
    0


    1840023          822/G01             F          324,000.00         ZZ
                                         360        323,740.90          1
    69 OLD MILL DRIVE                  7.125          2,182.85         77
                                       6.875          2,182.85      424,000.00
    MEDIA            PA   19063          2            10/26/98         00
    0431105865                           05           12/01/98          0
    0136096390                           O            11/01/28
    0


    1840031          822/G01             F          240,000.00         ZZ
                                         360        239,803.27          1
    200 VIXEN VIEW                     7.000          1,596.73         80
                                       6.750          1,596.73      300,000.00
    PHOENIXVILLE     PA   19460          1            10/29/98         00
    0431103290                           05           12/01/98          0
    3626013042                           O            11/01/28
    0


    1840032          J95/J95             F          340,000.00         ZZ
                                         360        339,728.11          1
    1116 VINCENT STREET #B             7.125          2,290.64         80
                                       6.875          2,290.64      425,000.00
    REDONDO BEACH    CA   90277          1            10/08/98         00
    13385307                             01           12/01/98          0
1


    13385307                             O            11/01/28
    0


    1840105          196/G01             F          210,000.00         ZZ
                                         360        209,823.57          1
    12428 KESTREL STREET               6.875          1,379.56         69
                                       6.625          1,379.56      305,000.00
    SAN DIEGO        CA   92129          5            10/07/98         00
    0431110337                           05           12/01/98          0
    1191086                              O            11/01/28
    0


    1840112          J95/J95             F          334,000.00         ZZ
                                         360        333,739.45          1
    9608 GLADSTONE STREET              7.250          2,278.47         80
                                       7.000          2,278.47      420,000.00
    MANASSAS         VA   20110          5            09/29/98         00
    16138513                             05           12/01/98          0
    16138513                             O            11/01/28
    0


    1840190          196/G01             F          380,000.00         ZZ
                                         360        379,680.75          1
    2760 JASON COURT                   6.875          2,496.33         80
                                       6.625          2,496.33      475,000.00
    THOUSAND OAKS    CA   91362          2            10/07/98         00
    0431109438                           05           12/01/98          0
    1193607                              O            11/01/28
    0


    1840256          196/G01             F          425,000.00         T
                                         360        424,668.46          1
    357 TWO HOLES WATER ROAD           7.250          2,899.25         55
                                       7.000          2,899.25      776,000.00
    EAST HAMPTON     NY   11937          5            10/08/98         00
    0431110444                           05           12/01/98          0
    1193077                              O            11/01/28
    0


    1840260          196/G01             F          120,150.00         ZZ
                                         360        120,051.50          1
    4200 SILENT WING                   7.000            799.37         80
                                       6.750            799.37      150,485.00
    SANTA FE         NM   87505          1            10/01/98         00
    0431110857                           03           12/01/98          0
    1160813                              O            11/01/28
    0


1


    1840348          196/G01             F          115,050.00         ZZ
                                         360        114,960.24          1
    544 VIA DE LA VALLE #G             7.250            784.85         68
                                       7.000            784.85      170,000.00
    SOLANA BEACH     CA   92075          2            10/12/98         00
    0431104868                           01           12/01/98          0
    1194286                              O            11/01/28
    0


    1840350          196/G01             F          484,000.00         ZZ
                                         360        482,831.94          1
    585 BERKSHIRE DRIVE                7.125          3,260.80         80
                                       6.875          3,260.80      605,000.00
    WAYNE            PA   19087          5            09/24/98         00
    0431104876                           05           11/01/98          0
    1194160                              O            10/01/28
    0


    1840351          196/G01             F          247,600.00         ZZ
                                         360        247,386.82          1
    12770 PRAIRIE DOG AVENUE           6.750          1,605.93         80
                                       6.500          1,605.93      312,000.00
    SAN DIEGO        CA   92129          2            10/02/98         00
    0431116508                           05           12/01/98          0
    1195763                              O            11/01/28
    0


    1840352          196/G01             F          253,000.00         ZZ
                                         360        252,792.61          1
    2198 HIDDEN MESA ROAD              7.000          1,683.22         75
                                       6.750          1,683.22      340,000.00
    EL CAJON         CA   92019          5            10/09/98         00
    0431104728                           05           12/01/98          0
    1194481                              O            11/01/28
    0


    1840354          196/G01             F          120,000.00         ZZ
                                         360        119,917.41          1
    76 VILLAGE DRIVE                   7.875            870.09         45
                                       7.625            870.09      270,000.00
    WAYNE            NJ   07470          5            10/21/98         00
    0431104751                           05           12/01/98          0
    1188537                              O            11/01/28
    0


    1840364          196/G01             F          312,000.00         ZZ
                                         360        311,768.45          1
    21195 RUNNING BRANCH ROAD          7.500          2,181.55         90
                                       7.250          2,181.55      347,000.00
1


    DIAMOND BAR      CA   91765          1            10/22/98         01
    0431116474                           05           12/01/98         25
    1214560                              O            11/01/28
    0


    1840377          L47/G01             F          214,400.00         ZZ
                                         360        214,400.00          1
    211 WEST PEMBREY DRIVE             7.625          1,517.51         80
                                       7.375          1,517.51      268,000.00
    WILMINGTON       DE   19803          1            11/12/98         00
    0431104983                           05           01/01/99          0
    176149                               O            12/01/28
    0


    1840448          J95/J95             F          178,200.00         ZZ
                                         360        177,914.14          1
    12375 FIFE NESS COURT              7.125          1,200.57         80
                                       6.875          1,200.57      222,790.00
    BRISTOW          VA   20136          1            09/30/98         00
    0007985062                           03           11/01/98          0
    0007985062                           O            10/01/28
    0


    1840449          966/G01             F          312,000.00         ZZ
                                         360        312,000.00          1
    202 CARRIAGE HILL LANE             6.500          1,972.05         80
                                       6.250          1,972.05      390,000.00
    HEATH            TX   75087          1            11/12/98         00
    0431104363                           05           01/01/99          0
    30008434                             O            12/01/28
    0


    1840450          J95/J95             F          247,500.00         ZZ
                                         360        247,500.00          1
    8602 BUNNELL DRIVE                 6.875          1,625.90         75
                                       6.625          1,625.90      332,000.00
    POTOMAC          MD   20854          5            10/28/98         00
    0009557935                           05           01/01/99          0
    0009557935                           O            12/01/28
    0


    1840455          966/G01             F          401,350.00         ZZ
                                         360        401,012.82          1
    11 HORIZON POINT                   6.875          2,636.58         80
                                       6.625          2,636.58      501,737.00
    FRISCO           TX   75034          1            10/09/98         00
    0431104280                           03           12/01/98          0
    40005833                             O            11/01/28
    0
1




    1840486          685/G01             F          233,000.00         ZZ
                                         360        233,000.00          1
    3812 CALIFORNIA AVENUE             7.375          1,609.27         59
                                       7.125          1,609.27      395,000.00
    NORCO            CA   91760          5            11/01/98         00
    0431109669                           05           01/01/99          0
    116130                               O            12/01/28
    0


    1840542          637/G01             F          280,000.00         ZZ
                                         360        279,770.48          1
    944 WINDSOR HILLS CIRCLE           7.000          1,862.85         76
                                       6.750          1,862.85      370,000.00
    SAN JOSE         CA   95123          2            10/28/98         00
    0431119106                           03           12/01/98          0
    0010146629                           O            11/01/28
    0


    1840549          E85/G01             F          300,000.00         ZZ
                                         360        299,771.72          1
    227 SPRING GROVE LANE              7.375          2,072.03         45
                                       7.125          2,072.03      670,000.00
    SAN RAFAEL       CA   94901          1            10/29/98         00
    0431105675                           05           12/01/98          0
    9603763                              O            11/01/28
    0


    1840550          E85/G01             F           96,800.00         ZZ
                                         360         96,800.00          1
    50 LA CUESTA                       6.875            635.91         16
                                       6.625            635.91      620,000.00
    ORINDA           CA   94563          2            11/01/98         00
    0431116821                           05           01/01/99          0
    9603932                              O            12/01/28
    0


    1840561          F63/G01             F          265,300.00         ZZ
                                         360        265,300.00          1
    922 VISTA POINTE DRIVE             7.250          1,809.81         69
                                       7.000          1,809.81      385,000.00
    SAN RAMON        CA   94583          2            11/09/98         00
    0431105485                           03           01/01/99          0
    23731                                O            12/01/28
    0


    1840563          665/G01             F          295,000.00         ZZ
                                         360        295,000.00          1
1


    7159 MARTWOOD WAY                  7.375          2,037.49         63
                                       7.125          2,037.49      470,000.00
    SAN JOSE         CA   95120          2            11/03/98         00
    0431105576                           05           01/01/99          0
    9801226187                           O            12/01/28
    0


    1840565          K08/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    290 SOUTH BAYVIEW AVENUE           7.125          1,967.26         80
                                       6.875          1,967.26      365,000.00
    SUNNYVALE        CA   94086          1            11/04/98         00
    0411095409                           05           01/01/99          0
    411095409                            O            12/01/28
    0


    1840570          638/G01             F          372,000.00         ZZ
                                         360        371,695.07          1
    221 3RD AVENUE                     7.000          2,474.93         80
                                       6.750          2,474.93      465,000.00
    SAN FRANCISCO    CA   94118          5            10/23/98         00
    0431105527                           05           12/01/98          0
    088013186                            O            11/01/28
    0


    1840573          356/G01             F          303,700.00         ZZ
                                         360        303,700.00          1
    3716 HACIENDA STREET               7.750          2,175.75         75
                                       7.500          2,175.75      410,000.00
    SAN MATEO        CA   94403          5            10/21/98         00
    0431104934                           05           01/01/99          0
    262026                               O            12/01/28
    0


    1840575          K08/G01             F          560,000.00         ZZ
                                         360        560,000.00          1
    2740 NICHOLS CANYON ROAD           7.250          3,820.19         80
                                       7.000          3,820.19      700,000.00
    LOS ANGELES      CA   90046          1            11/09/98         00
    0411136716                           05           01/01/99          0
    411136716                            O            12/01/28
    0


    1840577          638/G01             F          256,500.00         ZZ
                                         360        256,299.91          1
    18352 REDWOOD ROAD                 7.250          1,749.78         79
                                       7.000          1,749.78      325,000.00
    CASTRO VALLEY    CA   94546          2            10/26/98         00
    0431105550                           05           12/01/98          0
1


    08813865                             O            11/01/28
    0


    1840583          K08/G01             F          396,000.00         ZZ
                                         360        396,000.00          1
    5780 BIG CANON DRIVE               6.750          2,568.45         80
                                       6.500          2,568.45      500,000.00
    ENGLEWOOD        CO   80111          2            11/05/98         00
    0411110125                           05           01/01/99          0
    411110125                            O            12/01/28
    0


    1840588          638/G01             F          320,000.00         ZZ
                                         360        319,737.70          1
    510 15TH AVENUE                    7.000          2,128.97         77
                                       6.750          2,128.97      420,000.00
    SAN FRANCISCO    CA   94118          1            10/22/98         00
    0431105634                           05           12/01/98          0
    08811669                             O            11/01/28
    0


    1840591          638/G01             F          140,000.00         ZZ
                                         360        139,901.19          1
    9295 56TH STREET                   7.750          1,002.98         80
                                       7.500          1,002.98      175,000.00
    RIVERSIDE        CA   92509          1            10/29/98         00
    0431105659                           05           12/01/98          0
    08800167                             O            11/01/28
    0


    1840598          B60/G01             F          322,000.00         ZZ
                                         360        322,000.00          1
    52 LEDGEWOOD DRIVE                 6.750          2,088.49         74
                                       6.500          2,088.49      440,000.00
    LOS FLORES AREA  CA   92688          2            10/29/98         00
    0431125772                           03           01/01/99          0
    257183                               O            12/01/28
    0


    1840600          664/G01             F          511,000.00         ZZ
                                         360        510,611.16          1
    17660 WEST ROYCE DRIVE             7.375          3,529.36         69
                                       7.125          3,529.36      745,000.00
    ENCINO           CA   91316          2            10/26/98         00
    0431109214                           05           12/01/98          0
    2779171                              O            11/01/28
    0


1


    1840606          664/G01             F          274,500.00         ZZ
                                         360        274,500.00          1
    23805 MORMON DRIVE                 7.375          1,895.91         90
                                       7.125          1,895.91      305,000.00
    CONIFER          CO   80433          2            11/02/98         11
    0431111236                           05           01/01/99         25
    2747368                              O            12/01/28
    0


    1840607          225/225             F          189,750.00         ZZ
                                         360        189,605.61          1
    2511 MACKENZIE STREET              7.375          1,310.56         75
                                       7.125          1,310.56      253,000.00
    LAGUNA HILLS     CA   92653          1            10/27/98         00
    707755800                            05           12/01/98          0
    707755800                            O            11/01/28
    0


    1840608          638/G01             F          391,900.00         ZZ
                                         360        391,562.58          1
    20 BAKER BRIDGE ROAD               6.750          2,541.86         61
                                       6.500          2,541.86      650,000.00
    LINCOLN          MA   01773          2            10/21/98         00
    0431105709                           05           12/01/98          0
    08800977                             O            11/01/28
    0


    1840609          638/G01             F          173,500.00         ZZ
                                         360        173,361.26          1
    14 CEDAR LANE                      7.125          1,168.90         74
                                       6.875          1,168.90      235,000.00
    PAUPACK          PA   18438          2            10/30/98         00
    0431105642                           05           12/01/98          0
    8807166                              O            11/01/28
    0


    1840611          637/G01             F          267,600.00         ZZ
                                         360        267,386.01          1
    2066 CALABAZAS BLVD                7.125          1,802.87         69
                                       6.875          1,802.87      392,000.00
    SANTA CLARA      CA   95051          2            10/26/98         00
    0431127604                           03           12/01/98          0
    0013440631                           O            11/01/28
    0


    1840619          638/G01             F          421,850.00         ZZ
                                         360        421,536.92          1
    420 CRYSTALLINE DRIVE              7.500          2,949.64         65
                                       7.250          2,949.64      649,000.00
1


    FREMONT          CA   94539          1            10/27/98         00
    0431109305                           05           12/01/98          0
    8798879                              O            11/01/28
    0


    1840623          685/G01             F          309,750.00         ZZ
                                         360        309,750.00          1
    3181 LARKWOOD COURT                7.250          2,113.04         90
                                       7.000          2,113.04      344,232.00
    FALLBROOK        CA   92028          1            11/05/98         10
    0431109198                           05           01/01/99         25
    115438                               O            12/01/28
    0


    1840627          638/G01             F          298,000.00         ZZ
                                         360        297,749.64          1
    4040 FREED DRIVE                   6.875          1,957.65         80
                                       6.625          1,957.65      372,500.00
    SAN JOSE         CA   95117          1            10/23/98         00
    0431105840                           05           12/01/98          0
    8798101                              O            11/01/28
    0


    1840633          638/G01             F          272,000.00         ZZ
                                         360        271,787.81          1
    3285 OCEAN FRONT WALK #5           7.250          1,855.52         80
                                       7.000          1,855.52      340,000.00
    SAN DIEGO        CA   92109          1            10/29/98         00
    0431104744                           01           12/01/98          0
    08814434                             O            11/01/28
    0


    1840636          638/G01             F          247,500.00         ZZ
                                         360        247,306.92          1
    270 MAC GREGOR ROAD                7.250          1,688.39         75
                                       7.000          1,688.39      330,000.00
    PLEASANT HILL    CA   94523          5            10/26/98         00
    0431109057                           05           12/01/98          0
    8781647                              O            11/01/28
    0


    1840638          731/G01             F           72,900.00         ZZ
                                         360         72,900.00          1
    1580 EAST WASHINGTON AVENUE        7.500            509.73         58
                                       7.250            509.73      127,000.00
    EL CAJON         CA   92019          2            11/04/98         00
    0431106772                           05           01/01/99          0
    613713392                            O            12/01/28
    0
1




    1840645          638/G01             F          240,000.00         BB
                                         360        240,000.00          1
    76 WEST 1100 NORTH                 7.750          1,719.39         80
                                       7.500          1,719.39      300,000.00
    FARMINGTON       UT   84025          2            11/10/98         00
    0431106558                           05           01/01/99          0
    8634874                              O            12/01/28
    0


    1840648          K08/G01             F          117,600.00         ZZ
                                         360        117,600.00          1
    624 COTTONWOOD TRAIL               7.000            782.40         80
                                       6.750            782.40      147,000.00
    KELLER           TX   76248          1            11/02/98         00
    0411126980                           03           01/01/99          0
    411126980                            O            12/01/28
    0


    1840652          638/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    319 EAST 750 NORTH                 7.000          2,022.52         78
                                       6.750          2,022.52      391,000.00
    LINDON           UT   84042          2            11/02/98         00
    0431108646                           05           01/01/99          0
    8703145                              O            12/01/28
    0


    1840653          731/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    315 REGATTA WAY                    7.375          1,989.14         80
                                       7.125          1,989.14      360,000.00
    SEAL BEACH       CA   90740          1            11/09/98         00
    0431109834                           09           01/01/99          0
    916083610                            O            12/01/28
    0


    1840658          E87/G01             F          134,000.00         ZZ
                                         360        134,000.00          1
    610 NORTH MILL STREET              7.250            914.12         71
                                       7.000            914.12      190,000.00
    SANTA PAULA      CA   93060          2            11/06/98         00
    0431107275                           05           01/01/99          0
    70001777                             O            12/01/28
    0


    1840662          638/G01             F          105,200.00         ZZ
                                         360        105,111.62          1
1


    26 FAIRWOOD PLACE                  6.875            691.09         80
                                       6.625            691.09      131,500.00
    PALMYRA          VA   22963          1            10/30/98         00
    0431106087                           03           12/01/98          0
    8809186                              O            11/01/28
    0


    1840668          K08/G01             F          231,000.00         ZZ
                                         360        231,000.00          1
    11402 HARE TRAIL                   6.875          1,517.51         37
                                       6.625          1,517.51      635,000.00
    AUSTIN           TX   78726          2            11/05/98         00
    0411122286                           05           01/01/99          0
    411122286                            O            12/01/28
    0


    1840669          K08/G01             F           65,000.00         ZZ
                                         360         65,000.00          1
    6400 SPAULDING BRIDGE ROAD         7.125            437.92         28
                                       6.875            437.92      234,000.00
    BELGRADE         MT   59714          5            11/06/98         00
    0411122625                           05           01/01/99          0
    411122625                            O            12/01/28
    0


    1840670          638/G01             F          304,000.00         ZZ
                                         360        303,762.85          1
    801 HIBBARD ROAD                   7.250          2,073.82         80
                                       7.000          2,073.82      381,000.00
    WILMETTE         IL   60091          2            10/27/98         00
    0431108778                           09           12/01/98          0
    8797420                              O            11/01/28
    0


    1840674          K08/G01             F          106,400.00         ZZ
                                         360        106,400.00          1
    195 COUNTRY BLUFF DRIVE            7.500            743.96         70
                                       7.250            743.96      152,000.00
    BRANSON          MO   65616          1            11/12/98         00
    0411093198                           05           01/01/99          0
    411093198                            O            12/01/28
    0


    1840681          638/G01             F          207,600.00         ZZ
                                         360        207,421.26          1
    4355 LITTLE FALLS ROAD             6.750          1,346.49         80
                                       6.500          1,346.49      259,550.00
    HUNTINGTOWN      MD   20639          1            10/22/98         00
    0431106251                           03           12/01/98          0
1


    08796459                             O            11/01/28
    0


    1840683          G52/G01             F          260,800.00         ZZ
                                         360        260,580.90          1
    6201 NORTH CAMINO ALMONTE          6.875          1,713.27         80
                                       6.625          1,713.27      330,000.00
    TUCSON           AZ   85718          2            10/22/98         00
    0431105337                           05           12/01/98          0
    99002152                             O            11/01/28
    0


    1840685          638/G01             F          264,000.00         ZZ
                                         360        263,783.60          1
    577 KING DRIVE                     7.000          1,756.40         80
                                       6.750          1,756.40      330,000.00
    DALY CITY        CA   94015          5            10/27/98         00
    0431108869                           05           12/01/98          0
    8804724                              O            11/01/28
    0


    1840686          638/G01             F          348,750.00         ZZ
                                         360        348,464.13          1
    5719 NORTH NEWARK AVENUE           7.000          2,320.24         72
                                       6.750          2,320.24      490,000.00
    CHICAGO          IL   60631          2            10/26/98         00
    0431108984                           05           12/01/98          0
    8804870                              O            11/01/28
    0


    1840689          638/G01             F          360,000.00         ZZ
                                         360        359,697.56          1
    491 MONTWOOD CIRCLE                6.875          2,364.94         56
                                       6.625          2,364.94      650,000.00
    REDWOOD CITY     CA   94061          2            10/28/98         00
    0431106855                           05           12/01/98          0
    8805877                              O            11/01/28
    0


    1840692          638/G01             F          272,250.00         ZZ
                                         360        272,042.84          1
    2501 MOORPARK AVENUE               7.375          1,880.36         90
                                       7.125          1,880.36      302,500.00
    SAN JOSE         CA   95128          1            10/27/98         14
    0431107697                           05           12/01/98         25
    8810576                              O            11/01/28
    0


1


    1840693          K08/G01             F          200,000.00         ZZ
                                         360        200,000.00          1
    1579 EAST 133RD AVENUE             7.125          1,347.44         80
                                       6.875          1,347.44      250,000.00
    THORNTON         CO   80241          2            11/04/98         00
    0411110141                           03           01/01/99          0
    411110141                            O            12/01/28
    0


    1840694          K08/G01             F           95,000.00         ZZ
                                         360         95,000.00          1
    380 SOUTH 40TH STREET              7.375            656.14         45
                                       7.125            656.14      215,000.00
    BOULDER          CO   80303          5            11/04/98         00
    0411112683                           05           01/01/99          0
    411112683                            O            12/01/28
    0


    1840697          638/G01             F          265,000.00         ZZ
                                         360        264,788.09          1
    3218 WEST HARRISON STREET          7.125          1,785.35         77
                                       6.875          1,785.35      345,000.00
    GLENVIEW         IL   60025          1            10/30/98         00
    0431106871                           05           12/01/98          0
    8805937                              O            11/01/28
    0


    1840706          638/G01             F          255,500.00         ZZ
                                         360        255,295.68          1
    2446 LOY LANE                      7.125          1,721.35         80
                                       6.875          1,721.35      320,000.00
    LOS ANGELES      CA   90041          2            10/29/98         00
    0431107614                           05           12/01/98          0
    8801661                              O            11/01/28
    0


    1840711          K08/G01             F          443,500.00         ZZ
                                         360        443,500.00          1
    9910 TANOAN DRIVE NE               6.875          2,913.48         71
                                       6.625          2,913.48      628,000.00
    ALBUQUERQUE      NM   87111          2            11/02/98         00
    0411094451                           03           01/01/99          0
    411094451                            O            12/01/28
    0


    1840714          638/G01             F           75,000.00         ZZ
                                         360         74,945.71          1
    125 DRAKE LANE UNIT 125            7.625            530.85         59
    UNIT 125                           7.375            530.85      129,000.00
1


    ROXBURY          NJ   07852          1            10/23/98         00
    0431107572                           01           12/01/98          0
    8813234                              O            11/01/28
    0


    1840727          638/G01             F          119,500.00         ZZ
                                         360        119,402.04          1
    5060 GASCONADE AVENUE              7.000            795.04         46
                                       6.750            795.04      260,000.00
    SAN DIEGO        CA   92110          2            10/26/98         00
    0431107630                           05           12/01/98          0
    8812789                              O            11/01/28
    0


    1840733          638/G01             F          290,000.00         ZZ
                                         360        289,756.37          1
    587 EAST GOLDEN PHEASANT DRIVE     6.875          1,905.09         90
                                       6.625          1,905.09      325,000.00
    DRAPER           UT   84020          2            10/26/98         14
    0431105089                           05           12/01/98         25
    08807539                             O            11/01/28
    0


    1840734          638/G01             F          236,050.00         ZZ
                                         360        235,856.51          1
    1124 TRACY LANE                    7.000          1,570.45         90
                                       6.750          1,570.45      264,000.00
    LIBERTVILLE      IL   60048          2            10/26/98         10
    0431107721                           05           12/01/98         25
    8803594                              O            11/01/28
    0


    1840737          638/G01             F          298,000.00         ZZ
                                         360        297,755.73          1
    2213 DESCANSO WAY                  7.000          1,982.60         80
                                       6.750          1,982.60      375,000.00
    TORRANCE         CA   90504          2            10/30/98         00
    0431106756                           05           12/01/98          0
    8809002                              O            11/01/28
    0


    1840752          638/G01             F          365,000.00         ZZ
                                         360        364,700.82          1
    38W333 MALLARD LAKE ROAD           7.000          2,428.35         73
                                       6.750          2,428.35      500,000.00
    ST CHARLES       IL   60175          2            10/29/98         00
    0431106988                           03           12/01/98          0
    08807298                             O            11/01/28
    0
1




    1840773          196/G01             F          270,000.00         ZZ
                                         360        269,767.53          1
    4426 AMBROSE AVENUE                6.750          1,751.22         90
                                       6.500          1,751.22      300,000.00
    LOS ANGELES      CA   90027          1            10/01/98         10
    0431110543                           05           12/01/98         25
    1195589                              O            11/01/28
    0


    1840797          196/G01             F          231,600.00         ZZ
                                         360        231,428.11          1
    4235 PINE AVENUE                   7.500          1,619.39         80
                                       7.250          1,619.39      291,000.00
    LONG BEACH       CA   90807          1            10/29/98         00
    0431110477                           05           12/01/98          0
    1216983                              O            11/01/28
    0


    1840803          196/G01             F          312,000.00         ZZ
                                         360        311,744.25          1
    18900 BOGART CIRCLE                7.000          2,075.75         65
                                       6.750          2,075.75      480,000.00
    CERRITOS         CA   90701          2            10/06/98         00
    0431110592                           05           12/01/98          0
    1190292                              O            11/01/28
    0


    1840846          196/G01             F          272,000.00         ZZ
                                         360        271,787.81          1
    4140 BATTERSEA ROAD                7.250          1,855.52         80
                                       7.000          1,855.52      340,000.00
    MIAMI            FL   33133          1            10/15/98         00
    0431114982                           05           12/01/98          0
    1189763                              O            11/01/28
    0


    1840855          E82/G01             F          420,000.00         ZZ
                                         360        420,000.00          1
    729 PEEKSKILL DRIVE                6.875          2,759.10         75
                                       6.625          2,759.10      565,000.00
    SUNNYVALE        CA   94087          5            11/13/98         00
    0400158903                           05           01/01/99          0
    0400158903                           O            12/01/28
    0


    1840859          196/G01             F          143,900.00         ZZ
                                         360        143,773.04          1
1


    201 HIGH STREET                    6.625            921.41         80
                                       6.375            921.41      179,900.00
    SELLERSVILLE     PA   18960          1            10/26/98         00
    0431110345                           05           12/01/98          0
    1191529                              O            11/01/28
    0


    1840866          201/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    34 MARTINDALE ROAD                 6.625          2,241.09         62
                                       6.375          2,241.09      565,000.00
    MILLBURN         NJ   07078          2            11/06/98         00
    0431111137                           05           01/01/99          0
    1309115077                           O            12/01/28
    0


    1840868          196/G01             F          284,000.00         ZZ
                                         360        283,280.10          1
    13507 SANDERLING PLACE             6.875          1,865.68         80
                                       6.625          1,865.68      355,000.00
    GERMANTOWN       MD   20874          2            09/30/98         00
    0431110824                           03           11/01/98          0
    11                                   O            10/01/28
    0


    1840875          225/225             F          283,500.00         ZZ
                                         360        283,056.35          1
    15510 NW 83RD AVE                  7.250          1,933.97         90
                                       7.000          1,933.97      315,000.00
    MIAMI            FL   33016          1            09/21/98         14
    7061754                              05           11/01/98         25
    7061754                              O            10/01/28
    0


    1840878          196/G01             F          504,000.00         ZZ
                                         360        503,596.95          1
    2602 ESTELLA DRIVE                 7.125          3,395.55         80
                                       6.875          3,395.55      630,000.00
    SANTA CLARA      CA   95051          1            10/27/98         00
    0431109081                           05           12/01/98          0
    1214766                              O            11/01/28
    0


    1840879          196/G01             F          305,000.00         ZZ
                                         360        304,773.64          1
    21960 MC CLELLAN ROAD              7.500          2,132.61         68
                                       7.250          2,132.61      450,000.00
    CUPERTINO        CA   95014          5            10/22/98         00
    0431108950                           05           12/01/98          0
1


    1213168                              O            11/01/28
    0


    1840888          201/G01             F          240,000.00         ZZ
                                         360        239,803.27          1
    11 WAKEFIELD DRIVE                 7.000          1,596.73         80
                                       6.750          1,596.73      300,000.00
    BURLINGTON       NJ   08055          1            10/29/98         00
    0431114107                           05           12/01/98          0
    1409112479                           O            11/01/28
    0


    1840890          196/G01             F          540,000.00         ZZ
                                         360        538,460.65          1
    30 DEAL ESPLANADE                  7.750          3,868.63         60
                                       7.500          3,868.63      900,000.00
    DEAL             NJ   07723          5            07/22/98         00
    0431108877                           05           09/01/98          0
    7437                                 O            08/01/28
    0


    1840892          196/G01             F          232,000.00         ZZ
                                         360        231,823.46          1
    609 VALLEY VIEW DRIVE              7.375          1,602.37         80
                                       7.125          1,602.37      290,000.00
    REDLANDS         CA   92373          1            10/27/98         00
    0431121086                           05           12/01/98          0
    1214627                              O            11/01/28
    0


    1840900          196/G01             F          450,000.00         ZZ
                                         360        449,631.13          1
    29693 BADEN PLACE                  7.000          2,993.87         70
                                       6.750          2,993.87      650,000.00
    MALIBU           CA   90265          2            10/05/98         00
    0431108893                           05           12/01/98          0
    1192508                              O            11/01/28
    0


    1840905          196/G01             F          256,000.00         ZZ
                                         360        255,795.28          1
    594 WATERSEDGE TERRACE             7.125          1,724.72         72
                                       6.875          1,724.72      360,000.00
    MENDOTA HEIGHTS  MN   55120          2            10/12/98         00
    0431109263                           05           12/01/98          0
    1189487                              O            11/01/28
    0


1


    1840910          196/G01             F          259,850.00         ZZ
                                         360        259,631.69          1
    364 TRAILVIEW ROAD                 6.875          1,707.03         89
                                       6.625          1,707.03      292,000.00
    ENCINITAS        CA   92024          1            10/13/98         19
    0431109206                           03           12/01/98         25
    1190389                              O            11/01/28
    0


    1840916          180/G01             F          221,250.00         ZZ
                                         360        221,077.40          1
    8707 CANYON DRIVE                  7.250          1,509.32         70
                                       7.000          1,509.32      320,000.00
    DALLAS           TX   75209          2            10/26/98         00
    0431112853                           05           12/01/98          0
    13014626                             O            11/01/28
    0


    1840926          196/G01             F          337,500.00         ZZ
                                         360        337,249.53          1
    23010 LITA PLACE                   7.500          2,359.85         90
                                       7.250          2,359.85      375,000.00
    WOODLAND HILLS   CA   91364          1            10/14/98         19
    0431109164                           05           12/01/98         25
    1170437                              O            11/01/28
    0


    1840931          077/077             F          268,000.00         ZZ
                                         360        267,790.94          1
    1415 EAST WASHINGTON ST            7.250          1,828.23         80
                                       7.000          1,828.23      335,000.00
    SOUTH BEND       IN   46617          2            11/02/98         00
    428419                               05           12/01/98          0
    428419                               O            11/01/28
    0


    1840935          830/G01             F           68,552.66         ZZ
                                         307         68,476.88          1
    28 HIGH VIEW CT                    7.375            497.09         75
                                       7.125            497.09       92,000.00
    MILFORD          PA   18337          6            09/15/98         00
    0431116375                           03           12/01/98          0
    1386192                              O            06/01/24
    0


    1840941          196/G01             F          100,800.00         ZZ
                                         360        100,725.19          1
    4328 EAST WOODLAND DRIVE           7.500            704.81         70
                                       7.250            704.81      144,000.00
1


    PHOENIX          AZ   85044          5            10/26/98         00
    0431108968                           03           12/01/98          0
    1195479                              O            11/01/28
    0


    1840942          077/077             F          303,000.00         T
                                         360        302,763.64          1
    UNIT 6 BEACH CLUB                  7.250          2,066.99         70
                                       7.000          2,066.99      435,000.00
    SOUTH HAVEN      MI   49090          2            11/02/98         00
    437392                               01           12/01/98          0
    437392                               O            11/01/28
    0


    1840988          367/367             F          378,750.00         ZZ
                                         360        378,447.12          1
    4042 27TH STREET NORTH             7.125          2,551.71         75
                                       6.875          2,551.71      505,000.00
    ARLINGTON        VA   22207          5            10/26/98         00
    9809001074                           05           12/01/98          0
    9809001074                           O            11/01/28
    0


    1841015          J95/J95             F          598,400.00         ZZ
                                         360        597,463.54          1
    10260 SHELBYVILLE RD               7.250          4,082.15         75
                                       7.000          4,082.15      800,000.00
    SIMPSONVILLE     KY   40067          2            09/10/98         00
    0016130528                           05           11/01/98          0
    0016130528                           O            10/01/28
    0


    1841023          J95/J95             F          300,000.00         ZZ
                                         360        299,741.70          1
    4746 NORTH DITTMAR ROAD            6.750          1,945.80         75
                                       6.500          1,945.80      402,000.00
    ARLINGTON        VA   22207          1            10/19/98         00
    0009534074                           05           12/01/98          0
    0009534074                           O            11/01/28
    0


    1841032          J95/J95             F          256,000.00         ZZ
                                         360        255,810.01          1
    101 WINDSOR CIRCLE                 7.500          1,789.99         80
                                       7.250          1,789.99      320,000.00
    PELHAM           AL   35124          5            10/05/98         00
    0016217432                           05           12/01/98          0
    0016217432                           O            11/01/28
    0
1




    1841038          J40/G01             F           68,000.00         ZZ
                                         300         68,000.00          1
    580 TWIN MOUNTAIN LAKE DRIVE       7.125            486.05         80
                                       6.875            486.05       85,000.00
    TALKING ROCK     GA   30175          2            11/03/98         00
    0431104033                           05           01/01/99          0
    7610968                              O            12/01/23
    0


    1841043          J95/J95             F          251,500.00         ZZ
                                         360        251,076.20          1
    14090 EAGLE CHASE CIRCLE           6.875          1,652.18         75
                                       6.625          1,652.18      335,352.00
    CHANTILLY        VA   22021          1            09/24/98         00
    0016066615                           03           11/01/98          0
    0016066615                           O            10/01/28
    0


    1841073          J95/J95             F          247,000.00         ZZ
                                         360        246,816.68          1
    2212 PARKVIEW COURT                7.500          1,727.07         72
                                       7.250          1,727.07      345,000.00
    WEST LINN        OR   97068          2            10/19/98         00
    0016202053                           03           12/01/98          0
    0016202053                           O            11/01/28
    0


    1841074          J95/J95             F          300,800.00         ZZ
                                         360        300,547.29          1
    3279 WIND SHADOW COVE              6.875          1,976.04         80
                                       6.625          1,976.04      376,000.00
    MEMPHIS          TN   38125          2            10/16/98         00
    150610772                            03           12/01/98          0
    150610772                            O            11/01/28
    0


    1841075          J95/J95             F          425,000.00         ZZ
                                         300        424,495.78          1
    19 HIGHPOINT PLACE                 7.250          3,071.93         80
                                       7.000          3,071.93      532,000.00
    WEST WINDSOR     NJ   08648          2            10/21/98         00
    9504614                              05           12/01/98          0
    9504614                              O            11/01/23
    0


    1841076          J95/J95             F          219,200.00         ZZ
                                         360        219,024.71          1
1


    4811 FAIRWAY DRIVE                 7.125          1,476.79         80
                                       6.875          1,476.79      274,000.00
    ROHNERT PARK     CA   94928          1            10/05/98         00
    13146790                             05           12/01/98          0
    13146790                             O            11/01/28
    0


    1841219          K09/G01             F          110,000.00         ZZ
                                         360        110,000.00          1
    1074 EAST 490 NORTH                7.875            797.58         55
                                       7.625            797.58      200,000.00
    PLEASANT GROVE   UT   84062          1            11/16/98         00
    0431123827                           05           01/01/99          0
    0000                                 O            12/01/28
    0


    1841244          K08/G01             F          282,600.00         ZZ
                                         360        282,600.00          1
    6 WHIPPOORWILL ROAD                7.000          1,880.14         80
                                       6.750          1,880.14      353,370.00
    TRABUCO CANYON   CA   92679          1            11/08/98         00
    0411062789                           03           01/01/99          0
    411062789                            O            12/01/28
    0


    1841312          637/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    160 SIERRA AZULE                   7.125          4,379.17         33
                                       6.875          4,379.17    1,975,000.00
    LOS GATOS        CA   95032          2            11/02/98         00
    0431111327                           05           01/01/99          0
    0013428040                           O            12/01/28
    0


    1841465          976/976             F          144,650.00         ZZ
                                         360        144,545.30          1
    15903 CAMILLIA TRAIL               7.625          1,023.83         80
                                       7.375          1,023.83      180,865.00
    TOMBALL          TX   77375          1            10/28/98         00
    765091                               03           12/01/98          0
    765091                               O            11/01/28
    0


    1841467          976/976             F          103,120.00         ZZ
                                         360        103,041.53          1
    3969 LARCHWOOD DRIVE               7.375            712.23         80
                                       7.125            712.23      128,900.00
    VIRGINIA BEACH   VA   23456          1            10/29/98         00
    5158214                              03           12/01/98          0
1


    5158214                              O            11/01/28
    0


    1841469          976/976             F          275,000.00         ZZ
                                         360        274,763.23          1
    105 LONGWORTH AVENUE               6.750          1,783.65         65
                                       6.500          1,783.65      429,000.00
    WOODMERE         NY   11598          1            10/26/98         00
    5193448                              05           12/01/98          0
    5193448                              O            11/01/28
    0


    1841474          976/976             F          360,000.00         ZZ
                                         360        359,254.33          1
    6160 SOUTH CLIPPINGER DRIVE        7.000          2,395.09         69
                                       6.750          2,395.09      525,000.00
    CINCINNATI       OH   45243          2            10/30/98         00
    5253748                              05           12/01/98          0
    5253748                              O            11/01/28
    0


    1841479          976/976             F          325,000.00         ZZ
                                         360        325,000.00          1
    4767 MISSION BELL LANE             6.875          2,135.02         65
                                       6.625          2,135.02      505,250.00
    LA MESA          CA   91941          1            11/02/98         00
    5269714                              05           01/01/99          0
    5269714                              O            12/01/28
    0


    1841482          976/976             F          147,100.00         ZZ
                                         360        146,982.36          1
    11673-7 COMPASS POINT DRIVE NO     7.125            991.05         80
                                       6.875            991.05      183,894.00
    SAN DIEGO        CA   92126          1            10/09/98         00
    5274842                              01           12/01/98          0
    5274842                              O            11/01/28
    0


    1841484          976/976             F           84,900.00         ZZ
                                         360         84,835.39          1
    6027 REXWOOD PLACE                 7.375            586.39         68
                                       7.125            586.39      124,900.00
    CHARLOTTE        NC   28210          1            10/23/98         00
    5302169                              05           12/01/98          0
    5302169                              O            11/01/28
    0


1


    1841486          976/976             F          236,000.00         ZZ
                                         360        235,815.89          1
    12 SIERRA DRIVE                    7.250          1,609.94         80
                                       7.000          1,609.94      295,000.00
    EASTON           MA   02375          1            10/09/98         00
    5321297                              05           12/01/98          0
    5321297                              O            11/01/28
    0


    1841490          976/976             F          370,000.00         ZZ
                                         360        369,696.71          1
    92 WOODHOLLOW ROAD                 7.000          2,461.62         65
                                       6.750          2,461.62      570,000.00
    EAST HILLS       NY   11577          1            10/19/98         00
    5332094                              05           12/01/98          0
    5332094                              O            11/01/28
    0


    1841496          976/976             F          208,750.00         ZZ
                                         360        208,750.00          1
    160 CAMINO RAYO DEL SOL            7.250          1,424.05         80
                                       7.000          1,424.05      260,957.00
    CORRALES         NM   87048          1            11/10/98         00
    5335122                              05           01/01/99          0
    5335122                              O            12/01/28
    0


    1841499          976/976             F          300,000.00         ZZ
                                         360        299,741.70          1
    6322 KELLOGG DRIVE                 6.750          1,945.80         80
                                       6.500          1,945.80      375,000.00
    MCLEAN           VA   22101          1            10/29/98         00
    5336526                              05           12/01/98          0
    5336526                              O            11/01/28
    0


    1841503          976/976             F          300,700.00         ZZ
                                         360        300,453.51          1
    565 PARK AVENUE APT. 5E            7.000          2,000.57         42
                                       6.750          2,000.57      716,000.00
    NEW YORK         NY   10021          1            11/05/98         00
    5352758                              11           12/01/98          0
    5352758                              O            11/01/28
    0


    1841512          976/976             F          312,000.00         ZZ
                                         360        312,000.00          1
    1322 WASHINGTON DRIVE              6.750          2,023.63         80
                                       6.500          2,023.63      390,000.00
1


    ANNAPOLIS        MD   21403          1            11/10/98         00
    5364504                              05           01/01/99          0
    5364504                              O            12/01/28
    0


    1841513          976/976             F          322,400.00         ZZ
                                         360        322,400.00          1
    7308 MAPLE AVEUNE                  7.125          2,172.07         80
                                       6.875          2,172.07      403,000.00
    CHEVY CHASE      MD   20815          1            11/09/98         00
    5364613                              05           01/01/99          0
    5364613                              O            12/01/28
    0


    1841514          976/976             F          392,000.00         ZZ
                                         360        391,254.90          1
    1501 MCLEAN CORNER LANE            7.000          2,607.99         80
                                       6.750          2,607.99      490,000.00
    MCLEAN           VA   22101          1            09/25/98         00
    5366647                              03           11/01/98          0
    5366647                              O            10/01/28
    0


    1841515          976/976             F          298,650.00         ZZ
                                         360        298,417.02          1
    3577 KIRKRIDGE STREET              7.250          2,037.32         80
                                       7.000          2,037.32      373,341.00
    SANTA ROSA       CA   95403          1            10/13/98         00
    5369535                              03           12/01/98          0
    5369535                              O            11/01/28
    0


    1841521          976/976             F          100,000.00         ZZ
                                         360         99,923.90          1
    18 CIRCLE DRIVE                    7.375            690.68         69
                                       7.125            690.68      145,000.00
    DANBURY          CT   06811          1            10/29/98         00
    5381336                              05           12/01/98          0
    5381336                              O            11/01/28
    0


    1841523          976/976             F          294,000.00         ZZ
                                         360        293,759.01          1
    360 SIXTH STREET                   7.000          1,955.99         80
                                       6.750          1,955.99      368,000.00
    BROOKLYN         NY   11215          2            10/30/98         00
    5381571                              05           12/01/98          0
    5381571                              O            11/01/28
    0
1




    1841525          976/976             F          262,150.00         ZZ
                                         360        261,924.29          1
    5191 WESTON WAY                    6.750          1,700.30         80
                                       6.500          1,700.30      327,718.00
    ROSEVILLE        CA   95661          1            10/29/98         00
    5382591                              03           12/01/98          0
    5382591                              O            11/01/28
    0


    1841528          976/976             F          446,200.00         ZZ
                                         360        445,834.25          1
    3701 THORNAPPLE STREET             7.000          2,968.58         77
                                       6.750          2,968.58      580,000.00
    CHEVY CHASE      MD   20815          2            10/30/98         00
    5385860                              05           12/01/98          0
    5385860                              O            11/01/28
    0


    1841529          976/976             F          620,000.00         ZZ
                                         360        620,000.00          1
    8505 POTOMAC SCHOOL TERRACE        7.000          4,124.88         68
                                       6.750          4,124.88      920,000.00
    POTOMAC          MD   20854          2            11/05/98         00
    5385885                              05           01/01/99          0
    5385885                              O            12/01/28
    0


    1841531          976/976             F          600,000.00         ZZ
                                         360        599,483.41          1
    14792 CIRCO DIEGUENO ROAD          6.750          3,891.59         45
                                       6.500          3,891.59    1,340,000.00
    RANCHO SANTA FE  CA   92067          2            10/21/98         00
    5386669                              05           12/01/98          0
    5386669                              O            11/01/28
    0


    1841532          976/976             F          336,000.00         ZZ
                                         360        335,160.41          1
    2723 INGLEWOOD DR.                 7.125          2,263.70         52
                                       6.875          2,263.70      655,000.00
    GAINESVILLE      GA   30504          2            09/24/98         00
    5387880                              05           11/01/98          0
    5387880                              O            10/01/28
    0


    1841534          976/976             F          206,000.00         ZZ
                                         360        205,835.26          1
1


    8181 QUAIL HILL ROAD NORTHEAS      7.125          1,387.87         80
                                       6.875          1,387.87      257,500.00
    BAINBRIDGE ISLA  WA   98110          1            10/23/98         00
    5390318                              05           12/01/98          0
    5390318                              O            11/01/28
    0


    1841535          976/976             F          140,000.00         ZZ
                                         360        139,882.37          1
    17724 64TH AVENUE WEST             6.875            919.71         80
                                       6.625            919.71      175,000.00
    LYNNWOOD         WA   98037          2            10/20/98         00
    5390492                              05           12/01/98          0
    5390492                              O            11/01/28
    0


    1841543          976/976             F          999,950.00         ZZ
                                         360        999,950.00          1
    10255 CENTURY WOODS DRIVE          7.250          6,821.43         50
                                       7.000          6,821.43    2,000,000.00
    LOS ANGELES      CA   90067          2            11/04/98         00
    5400565                              01           01/01/99          0
    5400565                              O            12/01/28
    0


    1841546          976/976             F          269,700.00         ZZ
                                         360        269,484.32          1
    422 HERSHNER DRIVE                 7.125          1,817.02         58
                                       6.875          1,817.02      466,000.00
    LOS GATOS        CA   95032          2            10/19/98         00
    5402993                              05           12/01/98          0
    5402993                              O            11/01/28
    0


    1841551          976/976             F          245,000.00         ZZ
                                         360        244,794.17          1
    763 TEMESCAL WAY                   6.875          1,609.48         55
                                       6.625          1,609.48      450,000.00
    REDWOOD CITY     CA   94062          2            10/02/98         00
    5416483                              05           12/01/98          0
    5416483                              O            11/01/28
    0


    1841557          976/976             F          415,200.00         ZZ
                                         360        414,884.06          1
    1360 CEDAR STREET                  7.375          2,867.69         80
                                       7.125          2,867.69      519,465.00
    MONTARA          CA   94037          1            10/26/98         00
    5417094                              05           12/01/98          0
1


    5417094                              O            11/01/28
    0


    1841564          976/976             F          442,000.00         ZZ
                                         360        441,680.09          1
    7595 PALMYRA AVENUE                7.625          3,128.45         63
                                       7.375          3,128.45      706,000.00
    LAS VEGAS        NV   89117          2            10/22/98         00
    5424084                              05           12/01/98          0
    5424084                              O            11/01/28
    0


    1841570          976/976             F          326,000.00         ZZ
                                         360        325,758.06          1
    1254 JUANITA DRIVE                 7.500          2,279.44         75
                                       7.250          2,279.44      435,000.00
    WALNUT CREEK     CA   94595          5            10/26/98         00
    5428498                              05           12/01/98          0
    5428498                              O            11/01/28
    0


    1841572          976/976             F          450,000.00         ZZ
                                         360        449,631.13          1
    1638 10TH STREET                   7.000          2,993.87         65
                                       6.750          2,993.87      702,000.00
    MANHATTAN BEACH  CA   90266          2            10/23/98         00
    5428593                              05           12/01/98          0
    5428593                              O            11/01/28
    0


    1841579          976/976             F          135,900.00         ZZ
                                         360        135,687.32          1
    340 PAWNEE TRAIL                   7.250            927.08         80
                                       7.000            927.08      169,900.00
    MAITLAND         FL   32751          1            09/30/98         00
    5431270                              05           11/01/98          0
    5431270                              O            10/01/28
    0


    1841580          976/976             F          154,400.00         ZZ
                                         360        154,276.52          1
    902 BUTTERNUT STREET, NW           7.125          1,040.23         80
                                       6.875          1,040.23      193,000.00
    WASHINGTON       DC   20012          1            10/30/98         00
    5432832                              05           12/01/98          0
    5432832                              O            11/01/28
    0


1


    1841581          976/976             F          300,000.00         ZZ
                                         360        299,728.79          1
    600 UPLAND PLACE                   6.500          1,896.21         80
                                       6.250          1,896.21      375,000.00
    ALEXANDRIA       VA   22301          1            10/27/98         00
    5432839                              05           12/01/98          0
    5432839                              O            11/01/28
    0


    1841583          976/976             F          335,400.00         ZZ
                                         360        335,138.36          1
    11908 WHISTLER COURT               7.250          2,288.02         75
                                       7.000          2,288.02      450,000.00
    POTOMAC          MD   20854          2            10/27/98         00
    5432854                              05           12/01/98          0
    5432854                              O            11/01/28
    0


    1841585          976/976             F          505,550.00         ZZ
                                         360        505,114.73          1
    11524 TRALEE DRIVE                 6.750          3,278.99         68
                                       6.500          3,278.99      745,000.00
    GREAT FALLS      VA   22066          2            10/27/98         00
    5432935                              03           12/01/98          0
    5432935                              O            11/01/28
    0


    1841588          976/976             F          305,000.00         ZZ
                                         360        301,181.53          1
    41 KITTREDGE TERRACE               7.375          2,106.56         67
                                       7.125          2,106.56      460,000.00
    SAN FRANCISCO    CA   94118          2            10/23/98         00
    5433319                              05           12/01/98          0
    5433319                              O            11/01/28
    0


    1841593          976/976             F          300,000.00         ZZ
                                         360        299,765.97          1
    9404 LANDSFORD COURT               7.250          2,046.53         77
                                       7.000          2,046.53      392,000.00
    GRANITE BAY      CA   95746          2            10/26/98         00
    5433725                              03           12/01/98          0
    5433725                              O            11/01/28
    0


    1841594          976/976             F          262,000.00         ZZ
                                         360        261,800.64          1
    1252 ULLOA STREET                  7.375          1,809.57         66
                                       7.125          1,809.57      400,000.00
1


    SAN FRANCISCO    CA   94116          2            10/19/98         00
    5433726                              05           12/01/98          0
    5433726                              O            11/01/28
    0


    1841595          976/976             F          142,400.00         ZZ
                                         360        142,291.64          1
    8505 WINDFORD WAY                  7.375            983.53         80
                                       7.125            983.53      178,000.00
    ANTELOPE         CA   95843          2            10/09/98         00
    5433790                              05           12/01/98          0
    5433790                              O            11/01/28
    0


    1841598          976/976             F          279,250.00         ZZ
                                         360        279,026.69          1
    541 BOULEVARD WAY                  7.125          1,881.36         56
                                       6.875          1,881.36      500,000.00
    PIEDMONT         CA   94610          2            10/26/98         00
    5433933                              05           12/01/98          0
    5433933                              O            11/01/28
    0


    1841600          976/976             F          300,000.00         ZZ
                                         360        299,765.97          1
    4 LA SERENA WAY                    7.250          2,046.53         52
                                       7.000          2,046.53      580,000.00
    ALAMO            CA   94507          2            10/23/98         00
    5433935                              05           12/01/98          0
    5433935                              O            11/01/28
    0


    1841601          976/976             F          446,000.00         ZZ
                                         360        445,634.42          1
    316 BRYANT STREET                  7.000          2,967.25         66
                                       6.750          2,967.25      680,000.00
    PALO ALTO        CA   94301          2            10/21/98         00
    5433948                              05           12/01/98          0
    5433948                              O            11/01/28
    0


    1841602          976/976             F          360,000.00         ZZ
                                         360        359,690.04          1
    3310 MARCEL COURT                  6.750          2,334.96         60
                                       6.500          2,334.96      600,000.00
    SAN JOSE         CA   95135          2            10/23/98         00
    5433949                              05           12/01/98          0
    5433949                              O            11/01/28
    0
1




    1841603          976/976             F          525,000.00         ZZ
                                         360        524,569.66          1
    9 HELEN PLACE                      7.000          3,492.84         56
                                       6.750          3,492.84      950,000.00
    MENLO PARK       CA   94025          2            10/19/98         00
    5433958                              05           12/01/98          0
    5433958                              O            11/01/28
    0


    1841605          976/976             F          307,000.00         ZZ
                                         360        306,748.35          1
    173 BELWOOD GATEWAY                7.000          2,042.48         58
                                       6.750          2,042.48      535,000.00
    LOS GATOS        CA   95032          2            10/16/98         00
    5433959                              05           12/01/98          0
    5433959                              O            11/01/28
    0


    1841607          976/976             F          286,500.00         ZZ
                                         360        286,276.50          1
    9493 TREELAKE RD                   7.250          1,954.44         75
                                       7.000          1,954.44      386,000.00
    GRANITE BAY      CA   95746          5            10/28/98         00
    5433973                              03           12/01/98          0
    5433973                              O            11/01/28
    0


    1841612          976/976             F          198,800.00         ZZ
                                         360        198,637.04          1
    2440 MARY STREET                   7.000          1,322.63         70
                                       6.750          1,322.63      284,000.00
    RIVERSIDE        CA   92506          1            10/06/98         00
    5438904                              05           12/01/98          0
    5438904                              O            11/01/28
    0


    1841615          976/976             F          201,600.00         ZZ
                                         360        201,276.60          1
    15 W. MYRTLE STREET                7.125          1,358.22         80
                                       6.875          1,358.22      252,000.00
    ALEXANDRIA       VA   22301          1            09/30/98         00
    5440210                              05           11/01/98          0
    5440210                              O            10/01/28
    0


    1841617          976/976             F          327,000.00         ZZ
                                         360        326,738.50          1
1


    4720 BLAGDEN TERRACE, N.W.         7.125          2,203.06         60
                                       6.875          2,203.06      545,000.00
    WASHINGTON       DC   20010          5            10/26/98         00
    5440837                              05           12/01/98          0
    5440837                              O            11/01/28
    0


    1841619          976/976             F          261,500.00         ZZ
                                         360        261,305.93          1
    269 STILL RIVER ROAD               7.500          1,828.45         80
                                       7.250          1,828.45      327,000.00
    BOLTON           MA   01740          2            11/02/98         00
    5442401                              05           12/01/98          0
    5442401                              O            11/01/28
    0


    1841623          976/976             F          463,900.00         ZZ
                                         360        463,519.74          1
    6645 AMBER LANE                    7.000          3,086.34         64
                                       6.750          3,086.34      725,000.00
    PLEASANTON       CA   94566          2            10/26/98         00
    5446984                              05           12/01/98          0
    5446984                              O            11/01/28
    0


    1841624          976/976             F          345,000.00         ZZ
                                         360        344,717.20          1
    5401 1/2 LEILANI DRIVE             7.000          2,295.30         75
                                       6.750          2,295.30      460,000.00
    ST PETE BEACH    FL   33706          5            10/30/98         00
    5447866                              05           12/01/98          0
    5447866                              O            11/01/28
    0


    1841627          976/976             F          384,750.00         ZZ
                                         360        384,750.00          1
    18 INDIAN WAY                      7.625          2,723.24         90
                                       7.375          2,723.24      427,500.00
    FALMOUTH         ME   04105          1            11/02/98         11
    5450988                              05           01/01/99         25
    5450988                              O            12/01/28
    0


    1841628          E85/G01             F          645,000.00         ZZ
                                         360        645,000.00          1
    16 BROOKSIDE COURT                 7.250          4,400.04         70
                                       7.000          4,400.04      922,500.00
    NOVATO           CA   94947          1            11/10/98         00
    0431121078                           05           01/01/99          0
1


    9603806                              O            12/01/28
    0


    1841632          976/976             F          238,000.00         ZZ
                                         360        237,814.34          1
    29 BALCON ESTATES                  7.250          1,623.58         62
                                       7.000          1,623.58      385,000.00
    CREVE COEUR      MO   63141          2            10/28/98         00
    5452920                              05           12/01/98          0
    5452920                              O            11/01/28
    0


    1841634          976/976             F          378,300.00         ZZ
                                         360        378,026.19          1
    233 CALLE DE MADRID                7.625          2,677.59         64
                                       7.375          2,677.59      600,000.00
    TORRANCE         CA   90277          2            10/27/98         00
    5453410                              05           12/01/98          0
    5453410                              O            11/01/28
    0


    1841635          976/976             F          324,000.00         ZZ
                                         360        323,777.02          1
    108 CALTON ROAD                    7.875          2,349.23         80
                                       7.625          2,349.23      405,000.00
    NEW ROCHELLE     NY   10804          1            10/30/98         00
    5455057                              05           12/01/98          0
    5455057                              O            11/01/28
    0


    1841636          976/976             F          432,000.00         ZZ
                                         360        431,637.06          1
    6078 ILLAHEE ROAD NORTHEAST        6.875          2,837.94         80
                                       6.625          2,837.94      540,000.00
    BREMERTON        WA   98311          2            10/22/98         00
    5456238                              05           12/01/98          0
    5456238                              O            11/01/28
    0


    1841638          976/976             F          464,600.00         ZZ
                                         360        464,209.67          1
    20440 NORTHEAST 71ST STREET        6.875          3,052.10         60
                                       6.625          3,052.10      775,000.00
    REDMOND          WA   98053          2            10/20/98         00
    5456508                              03           12/01/98          0
    5456508                              O            11/01/28
    0


1


    1841639          976/976             F          650,000.00         ZZ
                                         360        649,453.92          1
    27367 SAND CANYON ROAD             6.875          4,270.04         62
                                       6.625          4,270.04    1,050,000.00
    CANYON COUNTRY   CA   91351          5            10/22/98         00
    5457345                              05           12/01/98          0
    5457345                              O            11/01/28
    0


    1841643          976/976             F          226,400.00         ZZ
                                         360        226,400.00          1
    25 HALIFAX COURT                   7.125          1,525.30         80
                                       6.875          1,525.30      283,000.00
    STERLING         VA   20165          2            11/02/98         00
    5458616                              03           01/01/99          0
    5458616                              O            12/01/28
    0


    1841646          976/976             F          204,250.00         ZZ
                                         360        204,250.00          1
    417 KINGS COLLEGE DRIVE            6.875          1,341.78         95
                                       6.625          1,341.78      215,000.00
    ARNOLD           MD   21012          2            11/04/98         11
    5458808                              05           01/01/99         30
    5458808                              O            12/01/28
    0


    1841649          976/976             F          136,000.00         ZZ
                                         360        135,885.74          1
    1700 V STREET #5                   6.875            893.43         80
                                       6.625            893.43      170,000.00
    WASHINGTON       DC   20001          2            10/30/98         00
    5458830                              01           12/01/98          0
    5458830                              O            11/01/28
    0


    1841653          976/976             F          100,000.00         ZZ
                                         360         99,918.02          1
    963 QUAIL RUN QUAY                 7.000            665.31         38
                                       6.750            665.31      265,750.00
    VIRGINIA BEACH   VA   23452          1            10/19/98         00
    5459394                              05           12/01/98          0
    5459394                              O            11/01/28
    0


    1841662          976/976             F          439,000.00         ZZ
                                         360        439,000.00          1
    19948 PRICE AVENUE                 7.250          2,994.75         64
                                       7.000          2,994.75      686,000.00
1


    CUPERTINO        CA   95014          2            11/06/98         00
    5473067                              05           01/01/99          0
    5473067                              O            12/01/28
    0


    1841663          976/976             F          490,000.00         ZZ
                                         360        489,578.11          1
    4982 AVOCADO AVENUE                6.750          3,178.14         70
                                       6.500          3,178.14      700,000.00
    YORBA LINDA      CA   92886          2            10/28/98         00
    5473126                              05           12/01/98          0
    5473126                              O            11/01/28
    0


    1841671          976/976             F          255,000.00         ZZ
                                         360        254,801.08          1
    11 LUND TERRACE                    7.250          1,739.55         61
                                       7.000          1,739.55      419,000.00
    DUXBURY          MA   02330          2            10/27/98         00
    5478044                              05           12/01/98          0
    5478044                              O            11/01/28
    0


    1841673          976/976             F          315,000.00         ZZ
                                         300        314,618.77          1
    24 PILGRIM ROAD                    7.125          2,251.54         59
                                       6.875          2,251.54      540,000.00
    WELLESLEY        MA   02181          2            10/27/98         00
    5478305                              05           12/01/98          0
    5478305                              O            11/01/23
    0


    1841677          976/976             F          430,000.00         ZZ
                                         360        430,000.00          1
    11045 RANCH DRIVE                  7.250          2,933.36         59
                                       7.000          2,933.36      740,000.00
    RANCHO CUCAMONG  CA   91737          2            11/06/98         00
    5479033                              03           01/01/99          0
    5479033                              O            12/01/28
    0


    1841680          976/976             F          191,900.00         ZZ
                                         360        191,750.30          1
    1649 ALNWICK DRIVE                 7.250          1,309.10         95
                                       7.000          1,309.10      202,000.00
    ROSEVILLE        CA   95747          2            10/22/98         10
    5480045                              05           12/01/98         30
    5480045                              O            11/01/28
    0
1




    1841683          976/976             F          580,000.00         ZZ
                                         360        580,000.00          1
    8 SHADEWELL COURT                  7.125          3,907.57         80
                                       6.875          3,907.57      730,000.00
    DANVILLE         CA   94506          2            11/02/98         00
    5480071                              03           01/01/99          0
    5480071                              O            12/01/28
    0


    1841684          976/976             F          347,000.00         ZZ
                                         360        346,722.50          1
    363 FERNWOOD DRIVE                 7.125          2,337.81         56
                                       6.875          2,337.81      620,000.00
    MORAGA           CA   94556          2            10/22/98         00
    5480072                              05           12/01/98          0
    5480072                              O            11/01/28
    0


    1841686          976/976             F          265,000.00         ZZ
                                         360        264,798.36          1
    522 PORPOISE BAY TERRACE #A        7.375          1,830.29         70
                                       7.125          1,830.29      380,000.00
    SUNNYVALE        CA   94089          2            10/24/98         00
    5480075                              01           12/01/98          0
    5480075                              O            11/01/28
    0


    1841691          976/976             F          260,200.00         ZZ
                                         360        259,991.92          1
    1521 JASMINE COURT                 7.125          1,753.02         55
                                       6.875          1,753.02      480,000.00
    DAVIS            CA   95616          2            10/22/98         00
    5480224                              05           12/01/98          0
    5480224                              O            11/01/28
    0


    1841699          976/976             F          212,000.00         ZZ
                                         360        211,857.74          1
    623 OCEAN VIEW AVENUE              8.000          1,555.59         80
                                       7.750          1,555.59      265,000.00
    ENCINITAS        CA   92024          1            10/27/98         00
    5486463                              05           12/01/98          0
    5486463                              O            11/01/28
    0


    1841700          976/976             F          408,000.00         ZZ
                                         360        407,657.23          1
1


    11627 EAST PARADISE DRIVE          6.875          2,680.27         55
                                       6.625          2,680.27      755,000.00
    SCOTTSDALE       AZ   85259          2            10/22/98         00
    5488616                              03           12/01/98          0
    5488616                              O            11/01/28
    0


    1841702          976/976             F          188,000.00         ZZ
                                         360        188,000.00          1
    216 9TH PLACE                      7.875          1,363.14         54
                                       7.625          1,363.14      350,000.00
    MANHATTAN BEACH  CA   90266          1            11/04/98         00
    5489458                              05           01/01/99          0
    5489458                              O            12/01/28
    0


    1841705          976/976             F          300,000.00         ZZ
                                         360        299,741.70          1
    711 WEST SYCAMORE AVENUE           6.750          1,945.80         70
                                       6.500          1,945.80      434,000.00
    EL SEGUNDO       CA   90245          1            10/23/98         00
    5489720                              05           12/01/98          0
    5489720                              O            11/01/28
    0


    1841707          976/976             F          160,000.00         ZZ
                                         360        159,438.94          1
    3635 EAST CASTANO DRIVE            7.250          1,091.49         63
                                       7.000          1,091.49      255,000.00
    CAMARILLO        CA   93010          1            09/21/98         00
    5493715                              05           11/01/98          0
    5493715                              O            10/01/28
    0


    1841709          976/976             F          130,000.00         ZZ
                                         360        129,901.08          1
    9516 GALVIN AVENUE                 7.375            897.88         61
                                       7.125            897.88      214,990.00
    SAN DIEGO        CA   92126          1            10/27/98         00
    5495935                              01           12/01/98          0
    5495935                              O            11/01/28
    0


    1841711          976/976             F          400,000.00         ZZ
                                         360        399,374.03          1
    7515 HANSOM DRIVE                  7.250          2,728.71         63
                                       7.000          2,728.71      645,000.00
    OAKLAND          CA   94605          1            09/03/98         00
    5498712                              05           11/01/98          0
1


    5498712                              O            10/01/28
    0


    1841714          976/976             F          184,000.00         ZZ
                                         360        183,697.46          1
    921 84TH STREET                    7.000          1,224.16         80
                                       6.750          1,224.16      230,000.00
    BROOKLYN         NY   11228          1            10/01/98         00
    5504130                              05           11/01/98          0
    5504130                              O            10/01/28
    0


    1841718          976/976             F          181,600.00         ZZ
                                         360        181,458.33          1
    906 BUTTE STREET                   7.250          1,238.84         80
                                       7.000          1,238.84      227,000.00
    CLAREMONT        CA   91711          1            10/08/98         00
    5510921                              05           12/01/98          0
    5510921                              O            11/01/28
    0


    1841724          976/976             F          141,750.00         ZZ
                                         360        141,649.95          1
    1528 26TH STREET, N.W.             7.750          1,015.52         80
                                       7.500          1,015.52      177,237.00
    WASHINGTON       DC   20007          1            10/30/98         00
    5530036                              05           12/01/98          0
    5530036                              O            11/01/28
    0


    1841727          976/976             F          183,200.00         ZZ
                                         360        183,060.60          1
    4416 TARPON LANE                   7.375          1,265.32         80
                                       7.125          1,265.32      229,000.00
    ALEXANDRIA       VA   22309          1            10/30/98         00
    5530064                              05           12/01/98          0
    5530064                              O            11/01/28
    0


    1841729          J95/J95             F          344,600.00         ZZ
                                         360        344,058.31          1
    701 SHORELINE DRIVE                7.250          2,351.99         55
                                       7.000          2,351.99      631,000.00
    LEES SUMMIT      MO   64064          2            09/24/98         00
    0016128696                           03           11/01/98          0
    0016128696                           O            10/01/28
    0


1


    1841730          976/976             F          350,000.00         ZZ
                                         360        349,698.66          1
    200 PETRUS CIR.                    6.750          2,270.09         78
                                       6.500          2,270.09      450,000.00
    WEST MONROE      LA   71291          2            10/09/98         00
    7985391                              05           12/01/98          0
    7985391                              O            11/01/28
    0


    1841736          976/976             F          300,000.00         ZZ
                                         360        299,777.36          1
    1015 WESTERN DR.                   7.500          2,097.64         66
                                       7.250          2,097.64      455,000.00
    SANTA CRUZ       CA   95060          2            10/12/98         00
    7992476                              05           12/01/98          0
    7992476                              O            11/01/28
    0


    1841739          976/976             F          256,000.00         ZZ
                                         360        255,800.30          1
    3784 CENTURY DR.                   7.250          1,746.37         67
                                       7.000          1,746.37      385,000.00
    CAMPBELL         CA   95008          2            10/19/98         00
    7993054                              05           12/01/98          0
    7993054                              O            11/01/28
    0


    1841743          976/976             F          258,500.00         ZZ
                                         360        258,105.39          1
    1843 REDONDELA DR.                 7.375          1,785.40         72
                                       7.125          1,785.40      360,000.00
    RANCHO PALOS VE  CA   90275          2            09/10/98         00
    7993385                              05           11/01/98          0
    7993385                              O            10/01/28
    0


    1841744          976/976             F          260,000.00         ZZ
                                         360        259,593.12          1
    40767 CAPA DRIVE                   7.250          1,773.66         67
                                       7.000          1,773.66      390,000.00
    FREMONT          CA   94539          2            09/10/98         00
    7993386                              05           11/01/98          0
    7993386                              O            10/01/28
    0


    1841747          976/976             F          327,000.00         ZZ
                                         360        326,488.27          1
    12345 DU PONT ROAD                 7.250          2,230.72         60
                                       7.000          2,230.72      550,000.00
1


    SEBASTOPOL       CA   95472          2            09/21/98         00
    7993410                              05           11/01/98          0
    7993410                              O            10/01/28
    0


    1841748          976/976             F          346,000.00         ZZ
                                         360        345,318.88          1
    1419 BEDFORD AVENUE                7.250          2,360.33         58
                                       7.000          2,360.33      600,000.00
    SUNNYVALE        CA   94087          2            09/10/98         00
    7993424                              05           11/01/98          0
    7993424                              O            10/01/28
    0


    1841749          976/976             F          356,000.00         ZZ
                                         360        355,442.89          1
    19396 DEHAVILLAND DRIVE            7.250          2,428.55         49
                                       7.000          2,428.55      735,000.00
    SARATOGA         CA   95070          2            09/03/98         00
    7993429                              05           11/01/98          0
    7993429                              O            10/01/28
    0


    1841752          976/976             F          260,000.00         ZZ
                                         360        259,603.10          1
    970 CASILADA WAY                   7.375          1,795.76         80
                                       7.125          1,795.76      325,000.00
    SACRAMENTO       CA   95822          2            09/03/98         00
    7993466                              05           11/01/98          0
    7993466                              O            10/01/28
    0


    1841753          976/976             F          288,000.00         ZZ
                                         360        287,516.05          1
    1049 HELM LANE                     7.375          1,989.14         80
                                       7.125          1,989.14      360,000.00
    FOSTER CITY      CA   94404          2            09/11/98         00
    7993499                              03           11/01/98          0
    7993499                              O            10/01/28
    0


    1841754          976/976             F          296,400.00         ZZ
                                         360        295,714.92          1
    10988 E. BETONY DR.                7.375          2,047.16         95
                                       7.125          2,047.16      312,000.00
    SCOTTSDALE       AZ   85259          1            09/20/98         01
    7993500                              03           11/01/98         30
    7993500                              O            10/01/28
    0
1




    1841757          976/976             F          369,000.00         ZZ
                                         360        368,152.48          1
    3610 REPOSO WAY                    7.375          2,548.59         68
                                       7.125          2,548.59      550,000.00
    BELMONT          CA   94002          2            08/28/98         00
    7993563                              05           10/01/98          0
    7993563                              O            09/01/28
    0


    1841759          976/976             F          275,000.00         ZZ
                                         360        274,774.59          1
    8173 PRESIDIO DRIVE                7.000          1,829.58         43
                                       6.750          1,829.58      640,000.00
    CUPERTINO        CA   95014          2            10/22/98         00
    7994059                              05           12/01/98          0
    7994059                              O            11/01/28
    0


    1841760          976/976             F          460,000.00         ZZ
                                         360        459,622.94          1
    7 CENTRAL COURT                    7.000          3,060.39         51
                                       6.750          3,060.39      910,000.00
    LOS GATOS        CA   95030          2            10/27/98         00
    7994069                              05           12/01/98          0
    7994069                              O            11/01/28
    0


    1841761          976/976             F          300,000.00         ZZ
                                         360        299,741.70          1
    28 AURIEL DRIVE                    6.750          1,945.80         89
                                       6.500          1,945.80      339,000.00
    LITTLE ROCK      AR   72211          2            10/30/98         12
    7994076                              03           12/01/98         25
    7994076                              O            11/01/28
    0


    1841762          976/976             F          337,500.00         ZZ
                                         360        336,243.19          1
    1214 SIERRA AVENUE                 7.375          2,331.03         75
                                       7.125          2,331.03      450,000.00
    SAN JOSE         CA   95126          5            10/26/98         00
    7997147                              05           12/01/98          0
    7997147                              O            11/01/28
    0


    1841763          976/976             F          282,000.00         ZZ
                                         360        281,763.09          1
1


    827 PROMENADE CT                   6.875          1,852.54         63
                                       6.625          1,852.54      450,000.00
    SAN JOSE         CA   95138          5            10/21/98         00
    7997301                              03           12/01/98          0
    7997301                              O            11/01/28
    0


    1841764          J95/J95             F          282,000.00         ZZ
                                         360        281,112.03          1
    8920 SILENT BROOK COURT            7.250          1,923.74         73
                                       7.000          1,923.74      390,000.00
    LAS VEGAS        NV   89129          5            07/24/98         00
    0016097701                           05           09/01/98          0
    0016097701                           O            08/01/28
    0


    1841765          976/976             F          440,000.00         ZZ
                                         360        439,665.20          1
    3790 COUNTRY CLUB DRIVE            7.375          3,038.97         80
                                       7.125          3,038.97      550,000.00
    REDWOOD CITY     CA   94061          1            10/19/98         00
    7997310                              05           12/01/98          0
    7997310                              O            11/01/28
    0


    1841768          976/976             F          368,000.00         ZZ
                                         360        367,712.92          1
    15 RUBRA COURT                     7.250          2,510.41         80
                                       7.000          2,510.41      460,000.00
    LITTLE ROCK      AR   72223          2            10/28/98         00
    7998644                              03           12/01/98          0
    7998644                              O            11/01/28
    0


    1841798          J95/J95             F          372,000.00         ZZ
                                         360        371,417.85          1
    8220 SOUTHEAST 59TH  STREET        7.250          2,537.70         45
                                       7.000          2,537.70      830,000.00
    MERCER ISLAND    WA   98040          2            10/02/98         00
    0013349360                           05           11/01/98          0
    0013349360                           O            10/01/28
    0


    1841803          J95/J95             F          242,400.00         ZZ
                                         360        242,220.10          1
    207 WHISCONIER ROAD                7.500          1,694.90         80
                                       7.250          1,694.90      303,000.00
    BROOKFIELD       CT   06804          2            10/19/98         00
    0016198954                           05           12/01/98          0
1


    0016198954                           O            11/01/28
    0


    1841816          J95/J95             F          255,000.00         ZZ
                                         360        254,481.03          1
    7826 WOODLAND CIRCLE               7.000          1,696.53         90
                                       6.750          1,696.53      285,000.00
    EASTON           MD   21601          1            10/15/98         10
    9552712                              05           12/01/98         25
    9552712                              O            11/01/28
    0


    1841824          J95/J95             F          341,000.00         ZZ
                                         360        340,740.53          1
    7205 245TH WAY NE                  7.375          2,355.20         78
                                       7.125          2,355.20      440,000.00
    REDMOND          WA   98053          2            10/06/98         00
    13076856                             03           12/01/98          0
    13076856                             O            11/01/28
    0


    1841848          J95/J95             F          291,920.00         ZZ
                                         360        291,419.62          1
    2885 WHITE SALMON COURT            7.250          1,991.41         80
                                       7.000          1,991.41      364,900.00
    WEST LINN        OR   97068          1            09/16/98         00
    16145971                             05           11/01/98          0
    16145971                             O            10/01/28
    0


    1841854          J95/J95             F          236,250.00         ZZ
                                         360        236,051.53          1
    410 SIERRA VISTA DRIVE             6.875          1,551.99         90
                                       6.625          1,551.99      262,500.00
    REDONDO BEACH    CA   90277          1            09/30/98         12
    13509807                             05           12/01/98         25
    13509807                             O            11/01/28
    0


    1841860          J95/J95             F          385,000.00         ZZ
                                         360        384,699.66          1
    10835 SOUTH GLEN ROAD              7.250          2,626.38         72
                                       7.000          2,626.38      537,000.00
    POTOMAC          MD   20854          5            10/09/98         00
    9522590                              05           12/01/98          0
    9522590                              O            11/01/28
    0


1


    1841877          J95/J95             F          302,400.00         ZZ
                                         360        302,139.64          1
    24340 VIA LENARDO                  6.750          1,961.36         80
                                       6.500          1,961.36      378,000.00
    YORBA LINDA      CA   92887          1            10/16/98         00
    0013509880                           05           12/01/98          0
    0013509880                           O            11/01/28
    0


    1841888          J95/J95             F          308,000.00         ZZ
                                         360        306,961.34          1
    6618 SKYLINE COURT                 7.250          2,101.11         80
                                       7.000          2,101.11      385,000.00
    ALEXANDRIA       VA   22307          2            09/29/98         00
    16196750                             05           11/01/98          0
    16196750                             O            10/01/28
    0


    1841903          196/G01             F          301,400.00         ZZ
                                         360        301,164.88          1
    220 PARKLAND AVENUE                7.250          2,056.08         78
                                       7.000          2,056.08      390,000.00
    GLENDALE         MO   63122          2            10/30/98         00
    0431110014                           05           12/01/98          0
    1209377                              O            11/01/28
    0


    1841906          196/G01             F          264,000.00         ZZ
                                         360        263,794.05          1
    14205 SOUTH 34TH STREET            7.250          1,800.95         70
                                       7.000          1,800.95      380,000.00
    PHOENIX          AZ   85044          5            10/23/98         00
    0431110246                           03           12/01/98          0
    1214201                              O            11/01/28
    0


    1841908          196/G01             F          251,200.00         ZZ
                                         360        251,008.85          1
    14225 BERRY ROAD                   7.375          1,734.98         80
                                       7.125          1,734.98      314,000.00
    GOLDEN           CO   80401          2            10/15/98         00
    0431110261                           05           12/01/98          0
    1191019                              O            11/01/28
    0


    1841910          196/G01             F          312,550.00         ZZ
                                         360        312,318.04          1
    1100 ASHFORD LANE                  7.500          2,185.40         95
                                       7.250          2,185.40      329,000.00
1


    BIRMINGHAM       AL   35242          1            10/28/98         12
    0431107879                           03           12/01/98         30
    1212196                              O            11/01/28
    0


    1841944          J95/J95             F          390,000.00         ZZ
                                         360        389,672.35          1
    1112 SOMERSET PLACE                6.875          2,562.03         75
                                       6.625          2,562.03      520,000.00
    LUTHERVILLE      MD   21093          2            10/09/98         00
    16240681                             03           12/01/98          0
    16240681                             O            11/01/28
    0


    1841946          J95/J95             F          470,000.00         ZZ
                                         360        469,633.35          1
    1330 NORTH BRYANT ROAD             7.250          3,206.23         79
                                       7.000          3,206.23      600,000.00
    LONG BEACH       CA   90815          2            10/01/98         00
    13336722                             05           12/01/98          0
    13336722                             O            11/01/28
    0


    1841953          J95/J95             F          302,500.00         ZZ
                                         360        302,245.86          1
    6617 EAST EVENING GLOW DRIVE       6.875          1,987.21         79
                                       6.625          1,987.21      385,000.00
    SCOTTSDALE       AZ   85262          2            10/13/98         00
    162282014                            03           12/01/98          0
    162282014                            O            11/01/28
    0


    1841959          J95/J95             F          425,000.00         ZZ
                                         360        424,634.09          1
    2445 HALLE PARKWAY                 6.750          2,756.54         78
                                       6.500          2,756.54      545,000.00
    COLLIERVILLE     TN   38017          2            10/09/98         00
    15036908                             03           12/01/98          0
    15036908                             O            11/01/28
    0


    1841962          J95/J95             F          268,000.00         ZZ
                                         360        267,801.11          1
    188 GREVILLIA DRIVE                7.500          1,873.89         74
                                       7.250          1,873.89      364,000.00
    PETALUMA         CA   94952          2            10/13/98         00
    13373683                             05           12/01/98          0
    13373683                             O            11/01/28
    0
1




    1841966          J95/J95             F          300,000.00         ZZ
                                         360        299,481.95          1
    1 LITTLE BROOKE ROAD               6.750          1,945.80         80
                                       6.500          1,945.80      377,000.00
    OLNEY            MD   20832          2            09/30/98         00
    000945336                            03           11/01/98          0
    000945336                            O            10/01/28
    0


    1841967          J95/J95             F          324,800.00         ZZ
                                         360        324,527.13          1
    1321 NORTH 41ST STREET             6.875          2,133.70         80
                                       6.625          2,133.70      406,000.00
    SEATTLE          WA   98103          1            10/07/98         00
    13330741                             05           12/01/98          0
    13330741                             O            11/01/28
    0


    1842010          076/076             F          372,000.00         ZZ
                                         360        371,702.51          1
    222 BERKSHIRE COURT                7.125          2,506.24         80
                                       6.875          2,506.24      465,000.00
    DANVILLE         CA   94526          1            10/01/98         00
    0091230                              03           12/01/98          0
    0091230                              O            11/01/28
    0


    1842013          076/076             F          256,000.00         ZZ
                                         360        255,800.29          1
    76 EAST WHARF ROAD                 7.250          1,746.38         77
                                       7.000          1,746.38      336,000.00
    MADISON          CT   06443          1            10/09/98         00
    0092659                              05           12/01/98          0
    0092659                              O            11/01/28
    0


    1842015          076/076             F          575,000.00         ZZ
                                         360        574,007.09          2
    72 WEST RUTLAND SQUARE             6.750          3,729.44         55
                                       6.500          3,729.44    1,048,877.00
    BOSTON           MA   02116          1            09/28/98         00
    1369193                              05           11/01/98          0
    1369193                              O            10/01/28
    0


    1842016          076/076             F          815,000.00         T
                                         360        813,786.52          1
1


    65 NORTH EDGARTOWN BAY ROAD        7.500          5,698.60         43
                                       7.250          5,698.60    1,930,000.00
    EDGARTOWN        MA   02539          2            09/02/98         00
    1369333                              05           11/01/98          0
    1369333                              O            10/01/28
    0


    1842020          076/076             F          326,953.00         ZZ
                                         352        326,120.23          1
    6988 PINE BLOSSOM ROAD             7.125          2,217.23         90
                                       6.875          2,217.23      365,000.00
    MILTON           FL   32570          1            08/20/98         04
    7122510                              05           10/01/98         25
    7122510                              O            01/01/28
    0


    1842024          076/076             F          266,400.00         ZZ
                                         360        265,772.76          1
    2229 VIRGINIA AVENUE               7.250          1,817.32         80
                                       7.000          1,817.32      335,000.00
    LAVERNE          CA   91750          1            08/28/98         00
    7245754                              05           10/01/98          0
    7245754                              O            09/01/28
    0


    1842026          076/076             F          413,600.00         ZZ
                                         360        412,360.60          1
    959 NORTH CHEYENNE STREET          7.500          2,891.96         90
                                       7.250          2,891.96      460,000.00
    ORANGE           CA   92869          1            07/10/98         10
    7248142                              05           09/01/98         25
    7248142                              O            08/01/28
    0


    1842027          076/076             F          360,000.00         ZZ
                                         360        359,064.88          1
    85 WINDKIST FARM ROAD              6.750          2,334.96         65
                                       6.500          2,334.96      560,000.00
    NORTH ANDOVER    MA   01845          1            09/02/98         00
    7249680                              05           10/01/98          0
    7249680                              O            09/01/28
    0


    1842028          076/076             F          237,400.00         ZZ
                                         360        236,812.80          1
    2132 RED LEAF COURT                7.000          1,579.43         93
                                       6.750          1,579.43      258,000.00
    GAMBRILLS        MD   21054          1            08/28/98         11
    7251753                              03           10/01/98         30
1


    7251753                              O            09/01/28
    0


    1842031          076/076             F          348,000.00         ZZ
                                         360        347,455.40          1
    2429 ROGERS ROAD                   7.250          2,373.98         78
                                       7.000          2,373.98      450,000.00
    FORT WORTH       TX   76109          1            09/21/98         00
    7253471                              05           11/01/98          0
    7253471                              O            10/01/28
    0


    1842037          076/076             F          308,250.00         ZZ
                                         360        307,730.59          1
    5356 43RD STREET NW                6.875          2,024.98         80
                                       6.625          2,024.98      386,500.00
    WASHINGTON       DC   20015          1            09/25/98         00
    7256669                              03           11/01/98          0
    7256669                              O            10/01/28
    0


    1842038          076/076             F          253,600.00         ZZ
                                         360        253,162.09          1
    11806 GREY BIRCH PLACE             6.750          1,644.84         78
                                       6.500          1,644.84      328,000.00
    RESTON           VA   20191          1            09/22/98         00
    7257091                              05           11/01/98          0
    7257091                              O            10/01/28
    0


    1842039          076/076             F          360,000.00         ZZ
                                         360        359,408.10          1
    84 VANDERVEER DRIVE                7.000          2,395.09         60
                                       6.750          2,395.09      605,000.00
    BERNARDS TWP     NJ   07920          1            09/25/98         00
    7257199                              05           11/01/98          0
    7257199                              O            10/01/28
    0


    1842040          076/076             F          285,000.00         ZZ
                                         360        284,575.64          1
    W661 PELL LAKE DR                  7.500          1,992.77         80
                                       7.250          1,992.77      360,000.00
    GENOA CITY       WI   53128          2            09/12/98         11
    7257225                              05           11/01/98         30
    7257225                              O            10/01/28
    0


1


    1842041          076/076             F          260,000.00         ZZ
                                         360        259,807.04          1
    220 ROCK CREEK ROAD                7.500          1,817.96         90
                                       7.250          1,817.96      290,000.00
    YUKON            OK   73099          2            10/08/98         12
    7257568                              03           12/01/98         25
    7257568                              O            11/01/28
    0


    1842042          076/076             F          650,000.00         ZZ
                                         360        648,507.06          1
    739 21ST PLACE                     7.375          4,489.39         79
                                       7.125          4,489.39      830,000.00
    SANTA MONICA     CA   90402          1            08/11/98         00
    7258625                              05           10/01/98          0
    7258625                              O            09/01/28
    0


    1842043          076/076             F          533,400.00         ZZ
                                         360        531,980.37          1
    12825 PARAPET WAY                  6.625          3,415.42         80
                                       6.375          3,415.42      672,000.00
    OAK HILL         VA   20171          1            09/03/98         00
    7258725                              03           10/01/98          0
    7258725                              O            09/01/28
    0


    1842045          076/076             F          271,600.00         ZZ
                                         360        270,944.54          1
    11446 VIA PLAYA DE CORTES          7.125          1,829.82         80
                                       6.875          1,829.82      340,000.00
    SAN DIEGO        CA   92124          1            08/26/98         00
    7260765                              03           10/01/98          0
    7260765                              O            09/01/28
    0


    1842052          076/076             F          280,000.00         ZZ
                                         360        279,781.58          1
    15252 SO 78TH CIRCLE               7.250          1,910.09         75
                                       7.000          1,910.09      375,000.00
    PAPILLION        NE   68046          2            10/02/98         00
    7263654                              03           12/01/98          0
    7263654                              O            11/01/28
    0


    1842053          076/076             F          263,200.00         ZZ
                                         360        262,610.34          1
    2936 CALLE CALETA VIEJAS           7.500          1,840.33         80
                                       7.250          1,840.33      329,000.00
1


    ALPINE           CA   91901          1            08/31/98         00
    7264042                              05           10/01/98          0
    7264042                              O            09/01/28
    0


    1842054          076/076             F          376,600.00         ZZ
                                         360        376,025.10          1
    1107 ELMWOOD AVENUE                7.375          2,601.09         70
                                       7.125          2,601.09      538,000.00
    WILMETTE         IL   60091          5            09/18/98         00
    7264290                              05           11/01/98          0
    7264290                              O            10/01/28
    0


    1842056          076/076             F          308,000.00         ZZ
                                         360        307,468.13          1
    808 JUNIOR STREET                  6.750          1,997.69         78
                                       6.500          1,997.69      395,000.00
    ALEXANDRIA       VA   22301          2            09/21/98         00
    7266205                              05           11/01/98          0
    7266205                              O            10/01/28
    0


    1842057          076/076             F          275,000.00         ZZ
                                         360        274,525.12          1
    16 HIDDEN LEDGE ROAD               6.750          1,783.65         58
                                       6.500          1,783.65      475,000.00
    ENGLEWOOD        NJ   07631          1            10/05/98         00
    7266232                              05           11/01/98          0
    7266232                              O            10/01/28
    0


    1842059          076/076             F          297,500.00         ZZ
                                         360        297,045.86          1
    10727 177TH COURT NE               7.375          2,054.76         74
                                       7.125          2,054.76      405,000.00
    REDMOND          WA   98052          2            09/18/98         00
    7266915                              03           11/01/98          0
    7266915                              O            10/01/28
    0


    1842065          076/076             F          250,800.00         ZZ
                                         360        250,622.98          1
    10380 NORTHWEST 5TH COURT          7.750          1,796.77         93
                                       7.500          1,796.77      270,000.00
    CORAL SPRINGS    FL   33071          1            10/05/98         12
    7269651                              05           12/01/98         30
    7269651                              O            11/01/28
    0
1




    1842067          076/076             F          252,000.00         ZZ
                                         360        251,605.65          1
    4112 APALOGEN ROAD                 7.250          1,719.08         78
                                       7.000          1,719.08      325,000.00
    PHILADELPHIA     PA   19144          1            09/25/98         00
    7269924                              05           11/01/98          0
    7269924                              O            10/01/28
    0


    1842069          076/076             F          260,000.00         ZZ
                                         360        259,612.87          1
    226 BROOKSIDE AVENUE               7.500          1,817.96         83
                                       7.250          1,817.96      315,000.00
    RIDGEWOOD        NJ   07450          2            09/08/98         12
    7270133                              05           11/01/98         12
    7270133                              O            10/01/28
    0


    1842075          076/076             F          230,950.00         ZZ
                                         360        230,570.27          1
    7657 EISENHOWER STREET             7.000          1,536.52         80
                                       6.750          1,536.52      289,000.00
    SAN BUENAVENTUR  CA   93004          1            09/08/98         00
    7272428                              03           11/01/98          0
    7272428                              O            10/01/28
    0


    1842076          076/076             F          256,500.00         ZZ
                                         360        256,098.61          1
    12 EAST 76TH AVENEU                7.250          1,749.78         90
                                       7.000          1,749.78      285,000.00
    SCHERERVILLE     IN   46375          1            09/28/98         10
    7273014                              05           11/01/98         25
    7273014                              O            10/01/28
    0


    1842078          076/076             F          292,000.00         ZZ
                                         360        291,729.54          1
    720 JIM ISLE DRIVE                 6.375          1,821.71         49
                                       6.125          1,821.71      607,000.00
    CHARLESTON       SC   29412          2            10/16/98         00
    7273498                              05           12/01/98          0
    7273498                              O            11/01/28
    0


    1842080          076/076             F          303,750.00         ZZ
                                         360        303,225.71          1
1


    1 GREYSTONE                        6.750          1,970.00         75
                                       6.500          1,970.00      405,000.00
    BENTONVILLE      AR   72712          2            09/30/98         00
    7273914                              05           11/01/98          0
    7273914                              O            10/01/28
    0


    1842081          076/076             F          263,750.00         ZZ
                                         360        263,337.26          1
    7633 EISENHOWER STREET             7.250          1,799.24         90
                                       7.000          1,799.24      293,500.00
    SAN BUENAVENTUR  CA   93004          1            09/08/98         12
    7273953                              03           11/01/98         25
    7273953                              O            10/01/28
    0


    1842082          076/076             F          296,000.00         ZZ
                                         360        295,476.25          1
    1423 OVERHILL ROAD                 6.625          1,895.32         78
                                       6.375          1,895.32      382,500.00
    WEST CHESTER     PA   19382          1            09/28/98         00
    7274543                              05           11/01/98          0
    7274543                              O            10/01/28
    0


    1842083          076/076             F          310,000.00         ZZ
                                         360        309,752.10          1
    5811 SOUTH GARFIELD                7.125          2,088.53         62
                                       6.875          2,088.53      505,000.00
    HINSDALE         IL   60521          2            10/09/98         00
    7274727                              05           12/01/98          0
    7274727                              O            11/01/28
    0


    1842084          076/076             F          244,000.00         ZZ
                                         360        243,598.82          1
    170 WUTHERING HEIGHTS DRIVE        7.000          1,623.34         77
                                       6.750          1,623.34      321,000.00
    COLORADO SPRING  CO   80921          2            09/25/98         00
    7274981                              05           11/01/98          0
    7274981                              O            10/01/28
    0


    1842087          076/076             F          275,000.00         ZZ
                                         360        274,558.86          1
    1537 EAST YALE AVENUE              7.125          1,852.73         69
                                       6.875          1,852.73      400,000.00
    SALT LAKE CITY   UT   84105          2            09/25/98         00
    7275839                              05           11/01/98          0
1


    7275839                              O            10/01/28
    0


    1842088          076/076             F          304,000.00         ZZ
                                         360        303,462.08          1
    43 S ABERDEEN STREET               6.625          1,946.55         78
                                       6.375          1,946.55      391,000.00
    ARLINGTON        VA   22204          1            09/09/98         00
    7276258                              05           11/01/98          0
    7276258                              O            10/01/28
    0


    1842089          076/076             F          329,000.00         ZZ
                                         360        328,445.61          1
    515 VININGTON COURT                6.875          2,161.30         80
                                       6.625          2,161.30      415,000.00
    DUNWOODY         GA   30350          1            10/01/98         00
    7277470                              05           11/01/98          0
    7277470                              O            10/01/28
    0


    1842090          076/076             F          523,800.00         ZZ
                                         360        523,000.41          1
    4789 CREST PARK LANE               7.375          3,617.76         78
                                       7.125          3,617.76      675,000.00
    MARIETTA         GA   30068          2            10/01/98         00
    7277475                              05           11/01/98          0
    7277475                              O            10/01/28
    0


    1842094          076/076             F          293,700.00         ZZ
                                         360        293,205.10          1
    3131 IRON STONE LANE               6.875          1,929.40         73
                                       6.625          1,929.40      404,000.00
    SAN ANTONIO      TX   78230          2            09/29/98         00
    7279096                              03           11/01/98          0
    7279096                              O            10/01/28
    0


    1842095          076/076             F          496,500.00         ZZ
                                         360        496,072.52          1
    4857 OLD RURAL GROVE ROAD          6.750          3,220.29         71
                                       6.500          3,220.29      700,000.00
    DECATUR          AL   35603          2            10/05/98         00
    7279215                              05           12/01/98          0
    7279215                              O            11/01/28
    0


1


    1842096          076/076             F          300,000.00         ZZ
                                         360        299,518.76          1
    29212 LATIGO CANYON ROAD           7.125          2,021.16         57
                                       6.875          2,021.16      535,000.00
    SILVERADO        CA   92679          1            09/15/98         00
    7279217                              03           11/01/98          0
    7279217                              O            10/01/28
    0


    1842100          076/076             F          276,000.00         ZZ
                                         360        275,366.87          1
    29586 SILVERADO CANYON ROAD        7.250          1,882.81         77
                                       7.000          1,882.81      360,000.00
    SILVERADO        CA   92676          2            09/17/98         00
    7279393                              05           11/01/98          0
    7279393                              O            10/01/28
    0


    1842103          076/076             F          303,000.00         ZZ
                                         360        302,570.90          1
    22662 SWEET MEADOW                 7.750          2,170.73         70
                                       7.500          2,170.73      437,000.00
    MISSION VIEJO    CA   92692          5            10/01/98         00
    7279848                              03           11/01/98          0
    7279848                              O            10/01/28
    0


    1842105          076/076             F          246,400.00         ZZ
                                         360        246,198.02          1
    908 PARK CREST CIR                 7.000          1,639.31         78
                                       6.750          1,639.31      316,500.00
    VESTAVIA         AL   35242          1            10/02/98         00
    7280190                              03           12/01/98          0
    7280190                              O            11/01/28
    0


    1842106          076/076             F          276,000.00         ZZ
                                         360        275,557.25          1
    405 COMMONWEALTH AVENUE            7.125          1,859.47         80
    UNIT 5                             6.875          1,859.47      345,000.00
    BOSTON           MA   02116          1            09/03/98         00
    7282246                              01           11/01/98          0
    7282246                              O            10/01/28
    0


    1842108          076/076             F          265,000.00         ZZ
                                         360        264,542.39          1
    80 MORGANS WAY                     6.750          1,718.79         64
                                       6.500          1,718.79      420,000.00
1


    HOLLISTON        MA   01746          2            09/25/98         00
    7282336                              05           11/01/98          0
    7282336                              O            10/01/28
    0


    1842109          076/076             F          240,000.00         ZZ
                                         360        239,817.37          1
    109 GOULD ROAD                     7.375          1,657.63         71
                                       7.125          1,657.63      338,000.00
    ANDOVER          MA   01810          2            10/05/98         00
    7282439                              05           12/01/98          0
    7282439                              O            11/01/28
    0


    1842111          076/076             F          350,000.00         ZZ
                                         360        349,196.09          1
    153 BOWEN STREET                   7.375          2,417.37         73
                                       7.125          2,417.37      480,000.00
    PROVIDENCE       RI   02906          5            08/27/98         00
    7292322                              05           10/01/98          0
    7292322                              O            09/01/28
    0


    1842112          076/076             F          393,350.00         ZZ
                                         360        392,703.26          1
    1941 WASHINGTON STREET             7.000          2,616.97         75
                                       6.750          2,616.97      525,000.00
    CANTON           MA   02021          1            09/30/98         00
    7292535                              05           11/01/98          0
    7292535                              O            10/01/28
    0


    1842115          076/076             F          473,000.00         ZZ
                                         360        471,913.59          1
    19750 AVONDALE DRIVE               7.375          3,266.90         76
                                       7.125          3,266.90      625,000.00
    BROOKFIELD       WI   53045          2            08/17/98         00
    7298501                              05           10/01/98          0
    7298501                              O            09/01/28
    0


    1842117          076/076             F          653,000.00         ZZ
                                         360        651,251.21          1
    501 NORTH HAPPY VALLEY ROAD        7.375          4,510.11         55
                                       7.125          4,510.11    1,200,000.00
    PRESCOTT         AZ   86301          2            09/04/98         00
    7304224                              05           11/01/98          0
    7304224                              O            10/01/28
    0
1




    1842118          076/076             F          360,000.00         ZZ
                                         360        359,450.44          1
    13452 LAKE AVENUE                  7.375          2,486.44         72
                                       7.125          2,486.44      500,000.00
    LAKEWOOD         OH   44107          5            09/15/98         00
    7305948                              05           11/01/98          0
    7305948                              O            10/01/28
    0


    1842119          076/076             F          320,000.00         ZZ
                                         360        319,535.31          1
    14056 EAST DESERT COVE AVENUE      7.625          2,264.94         79
                                       7.375          2,264.94      407,000.00
    SCOTTSDALE       AZ   85259          1            09/17/98         00
    7307373                              03           11/01/98          0
    7307373                              O            10/01/28
    0


    1842126          076/076             F          257,000.00         T
                                         360        256,081.26          1
    2728 HOSNER ROAD                   7.750          1,841.18         80
                                       7.500          1,841.18      322,000.00
    OXFORD           MI   48370          1            06/29/98         00
    7316513                              05           08/01/98          0
    7316513                              O            07/01/28
    0


    1842128          076/076             F          433,000.00         ZZ
                                         360        432,035.59          1
    14003 PANORAMA DRIVE               7.250          2,953.83         79
                                       7.000          2,953.83      550,000.00
    AUSTIN           TX   78732          2            10/02/98         00
    7321176                              05           11/01/98          0
    7321176                              O            10/01/28
    0


    1842129          076/076             F          346,500.00         ZZ
                                         347        345,907.35          1
    21722N 61ST DR                     7.250          2,388.87         90
                                       7.000          2,388.87      388,000.00
    GLENDALE         AZ   85308          1            10/01/98         11
    7321223                              03           11/01/98         25
    7321223                              O            09/01/27
    0


    1842130          076/076             F          249,794.00         T
                                         348        249,379.67          1
1


    363 ROTHERHAM DRIVE                7.375          1,741.72         80
                                       7.125          1,741.72      315,000.00
    FAIRFIELD GLADE  TN   38558          1            10/01/98         00
    7321737                              03           11/01/98          0
    7321737                              O            10/01/27
    0


    1842132          076/076             F          238,490.00         ZZ
                                         348        238,094.43          2
    2654 CONNER DRIVE                  7.375          1,662.90         73
                                       7.125          1,662.90      330,000.00
    CHARLESTON       WV   25302          1            09/30/98         00
    7322448                              05           11/01/98          0
    7322448                              O            10/01/27
    0


    1842133          076/076             F          466,122.00         ZZ
                                         348        464,930.71          1
    11350 SPRUCE MTN RD                7.250          3,210.86         67
                                       7.000          3,210.86      705,000.00
    LARKSPUR         CO   80118          4            09/01/98         00
    7323279                              05           10/01/98          0
    7323279                              O            09/01/27
    0


    1842138          076/076             F          259,850.00         ZZ
                                         360        259,412.13          1
    4042 E FOX STREET                  6.875          1,707.03         80
                                       6.625          1,707.03      328,000.00
    MESA             AZ   85205          1            09/18/98         00
    7325700                              03           11/01/98          0
    7325700                              O            10/01/28
    0


    1842140          076/076             F          369,000.00         ZZ
                                         360        368,450.57          1
    364 BARK RIVER COURT               7.500          2,580.11         90
                                       7.250          2,580.11      410,000.00
    DELAFIELD        WI   53018          2            09/14/98         14
    7326641                              05           11/01/98         25
    7326641                              O            10/01/28
    0


    1842141          076/076             F          279,200.00         ZZ
                                         348        278,736.90          1
    627 WESTBOURNE DR                  7.375          1,946.76         80
                                       7.125          1,946.76      350,000.00
    BLOOMFIELD       MI   48301          2            10/01/98         00
    7326864                              05           11/01/98          0
1


    7326864                              O            10/01/27
    0


    1842142          076/076             F          234,800.00         ZZ
                                         348        234,410.53          1
    1073 YANKEE TRCE DR                7.375          1,637.18         76
                                       7.125          1,637.18      310,000.00
    CENTERVILLE      OH   45458          1            09/28/98         00
    7328217                              03           11/01/98          0
    7328217                              O            10/01/27
    0


    1842145          076/076             F          237,500.00         ZZ
                                         360        236,770.41          1
    1914 YUKON DRIVE                   7.375          1,640.36         90
                                       7.125          1,640.36      264,000.00
    BOLINGBROOK      IL   60440          1            07/23/98         11
    7335746                              05           09/01/98         25
    7335746                              O            08/01/28
    0


    1842147          076/076             F          649,995.00         ZZ
                                         360        648,977.80          1
    260 E ONWENTSIA ROAD               7.250          4,434.12         60
                                       7.000          4,434.12    1,100,000.00
    LAKE FOREST      IL   60045          1            09/24/98         00
    7338908                              05           11/01/98          0
    7338908                              O            10/01/28
    0


    1842148          076/076             F          230,000.00         ZZ
                                         360        229,471.71          1
    84325 COBBLESTONE COURT            7.375          1,588.56         89
                                       7.125          1,588.56      260,000.00
    FOLSOM           LA   70437          2            08/28/98         14
    7344581                              05           10/01/98         25
    7344581                              O            09/01/28
    0


    1842149          076/076             F          258,300.00         ZZ
                                         360        257,721.29          1
    21802 HERENCIA                     7.500          1,806.08         90
                                       7.250          1,806.08      287,000.00
    MISSION VIEJO    CA   92692          1            09/02/98         11
    7344872                              03           10/01/98         25
    7344872                              O            09/01/28
    0


1


    1842150          076/076             F          432,000.00         ZZ
                                         360        431,340.54          1
    472 WALNUT STREET                  7.375          2,983.72         80
                                       7.125          2,983.72      545,000.00
    NEW ORLEANS      LA   70118          1            09/30/98         00
    7345109                              05           11/01/98          0
    7345109                              O            10/01/28
    0


    1842151          076/076             F          314,500.00         ZZ
                                         360        314,031.74          1
    222 WEST LINCOLN                   7.500          2,199.03         76
                                       7.250          2,199.03      415,000.00
    BIRMINGHAM       MI   48009          2            09/04/98         00
    7345539                              05           11/01/98          0
    7345539                              O            10/01/28
    0


    1842152          076/076             F          272,000.00         T
                                         360        271,563.67          1
    339 ROBINSON ROAD                  7.125          1,832.52         80
                                       6.875          1,832.52      340,000.00
    MOORESVILLE      NC   28115          1            09/15/98         00
    7346527                              05           11/01/98          0
    7346527                              O            10/01/28
    0


    1842154          076/076             F          304,000.00         ZZ
                                         360        303,500.17          1
    8012 THORNLEY CT                   7.000          2,022.52         80
                                       6.750          2,022.52      380,000.00
    BETHESDA         MD   20817          1            09/10/98         00
    7347300                              05           11/01/98          0
    7347300                              O            10/01/28
    0


    1842155          076/076             F          422,000.00         ZZ
                                         360        420,969.59          1
    2050 OAKLEY AVE                    6.750          2,737.09         70
                                       6.500          2,737.09      610,000.00
    MENLO PARK       CA   94025          2            09/24/98         00
    7349696                              05           11/01/98          0
    7349696                              O            10/01/28
    0


    1842156          076/076             F          285,000.00         ZZ
                                         360        284,596.39          1
    3834 W MAPLE                       7.750          2,041.78         95
                                       7.500          2,041.78      300,000.00
1


    BLOOMFIELD TOWN  MI   48301          1            09/25/98         11
    7349974                              05           11/01/98         30
    7349974                              O            10/01/28
    0


    1842157          076/076             F          310,500.00         ZZ
                                         360        310,257.78          1
    5255 CENTENNIAL TRAIL              7.250          2,118.16         84
                                       7.000          2,118.16      370,000.00
    BOULDER          CO   80303          1            10/02/98         11
    7350963                              05           12/01/98         25
    7350963                              O            11/01/28
    0


    1842160          076/076             F          410,000.00         ZZ
                                         360        409,646.99          1
    8805 SHANNON DRIVE SOUTH           6.750          2,659.26         71
                                       6.500          2,659.26      585,000.00
    TEMPE            AZ   85284          2            10/16/98         00
    7357103                              05           12/01/98          0
    7357103                              O            11/01/28
    0


    1842162          076/076             F          266,750.00         ZZ
                                         360        266,311.41          1
    1420 MILLSTONE LANDING DR          7.000          1,774.70         80
                                       6.750          1,774.70      335,000.00
    RALEIGH          NC   27603          1            09/02/98         00
    7380371                              05           11/01/98          0
    7380371                              O            10/01/28
    0


    1842163          076/076             F          465,400.00         ZZ
                                         360        465,018.51          1
    20320 VIA MANZANILLO               7.000          3,096.32         80
                                       6.750          3,096.32      582,000.00
    YORBA LINDA      CA   92887          1            10/02/98         00
    7402499                              03           12/01/98          0
    7402499                              O            11/01/28
    0


    1842165          076/076             F          264,900.00         ZZ
                                         360        264,682.86          1
    21742 NORTH 86TH DRIVE             7.000          1,762.39         95
                                       6.750          1,762.39      279,000.00
    PEORIA           AZ   85382          1            10/01/98         12
    7402833                              03           12/01/98         30
    7402833                              O            11/01/28
    0
1




    1842168          076/076             F          253,500.00         ZZ
                                         360        253,103.29          1
    1548 GREEN MILL ROAD               7.250          1,729.32         73
                                       7.000          1,729.32      349,000.00
    FINKSBURG        MD   21048          5            09/30/98         00
    7403646                              05           11/01/98          0
    7403646                              O            10/01/28
    0


    1842169          076/076             F          304,000.00         ZZ
                                         360        303,512.36          1
    1770 RISING MIST LANE              7.125          2,048.10         79
                                       6.875          2,048.10      388,000.00
    CUMMING          GA   30041          2            09/22/98         00
    7403866                              03           11/01/98          0
    7403866                              O            10/01/28
    0


    1842170          076/076             F          357,600.00         ZZ
                                         360        357,026.36          1
    2512 N TOY DRIVE                   7.125          2,409.22         80
                                       6.875          2,409.22      447,000.00
    FAYETTEVILLE     AR   72704          1            09/30/98         00
    7404211                              05           11/01/98          0
    7404211                              O            10/01/28
    0


    1842173          076/076             F          297,500.00         ZZ
                                         360        297,057.04          1
    2271 HILLSIDE AVENUE               7.500          2,080.17         83
                                       7.250          2,080.17      360,000.00
    NORCO            CA   91760          1            09/22/98         12
    7405024                              05           11/01/98         12
    7405024                              O            10/01/28
    0


    1842175          076/076             F          260,800.00         ZZ
                                         360        260,391.87          1
    3142 WESTCLIFF ROAD WEST           7.250          1,779.12         80
                                       7.000          1,779.12      326,000.00
    FORT WORTH       TX   76109          2            09/23/98         00
    7406183                              05           11/01/98          0
    7406183                              O            10/01/28
    0


    1842176          076/076             F          365,200.00         ZZ
                                         360        364,893.18          1
1


    1207 NORTH ROTARY DRIVE            6.875          2,399.11         79
                                       6.625          2,399.11      462,500.00
    HIGH POINT       NC   27262          2            10/02/98         00
    7408904                              05           12/01/98          0
    7408904                              O            11/01/28
    0


    1842178          076/076             F          243,000.00         ZZ
                                         360        242,590.53          1
    635 WEEPING BRANCH ROAD            6.875          1,596.34         80
                                       6.625          1,596.34      305,000.00
    DULUTH           GA   30097          2            09/30/98         00
    7410986                              03           11/01/98          0
    7410986                              O            10/01/28
    0


    1842179          076/076             F          252,000.00         ZZ
                                         360        251,793.44          1
    1440 N FENCHURCH LANE              7.000          1,676.56         80
                                       6.750          1,676.56      315,000.00
    SPRINGFIELD      MO   65802          1            10/06/98         00
    7410997                              05           12/01/98          0
    7410997                              O            11/01/28
    0


    1842180          076/076             F          263,950.00         ZZ
                                         360        263,722.75          1
    12717 6TH AVENUE NORTHWEST         6.750          1,711.97         80
                                       6.500          1,711.97      333,000.00
    SEATTLE          WA   98177          1            10/05/98         00
    7411964                              05           12/01/98          0
    7411964                              O            11/01/28
    0


    1842197          822/G01             F           78,000.00         ZZ
                                         360         77,946.32          1
    1514 SUNSET TERRACE                7.875            565.56         75
                                       7.625            565.56      104,000.00
    WALL             NJ   07719          1            10/30/98         00
    0431114255                           05           12/01/98          0
    1206011602                           O            11/01/28
    0


    1842219          196/G01             F          258,750.00         ZZ
                                         360        258,125.54          1
    4808 LA CANADA BOULEVARD           7.125          1,743.25         68
                                       6.875          1,743.25      385,000.00
    LA CANADA FLINT  CA   91011          5            09/29/98         00
    0431105774                           05           11/01/98          0
1


    1194695                              O            10/01/28
    0


    1842244          K08/G01             F          143,300.00         ZZ
                                         360        143,300.00          1
    14514 VALLEY VIEW AVENUE           7.500          1,001.97         79
                                       7.250          1,001.97      182,000.00
    LA MIRADA        CA   90638          2            11/03/98         00
    0411109713                           05           01/01/99          0
    411109713                            O            12/01/28
    0


    1842273          K08/G01             F          139,500.00         ZZ
                                         360        139,500.00          1
    512 COUNTRY CLUB ROAD              7.750            999.40         90
                                       7.500            999.40      155,000.00
    FORT COLLINS     CO   80524          2            11/06/98         04
    0411118292                           05           01/01/99         25
    411118292                            O            12/01/28
    0


    1842274          638/G01             F          700,000.00         ZZ
                                         360        699,426.21          1
    13825 WAVERLY POINT ROAD           7.000          4,657.12         70
                                       6.750          4,657.12    1,000,000.00
    NEWBURG          MD   20664          2            10/30/98         00
    0431108521                           05           12/01/98          0
    3171080                              O            11/01/28
    0


    1842290          637/G01             F          420,000.00         ZZ
                                         360        419,680.41          1
    564 COLUMBIA CREEK DRIVE           7.375          2,900.84         70
                                       7.125          2,900.84      600,000.00
    SAN RAMON        CA   94583          5            10/31/98         00
    0431116599                           05           12/01/98          0
    0010148468                           O            11/01/28
    0


    1842315          F18/G01             F          236,700.00         ZZ
                                         360        236,700.00          1
    241 LINCOLN AVENUE                 7.625          1,675.35         90
                                       7.375          1,675.35      263,000.00
    DALY CITY        CA   94015          1            11/11/98         11
    0431115773                           05           01/01/99         25
    00332                                O            12/01/28
    0


1


    1842331          201/G01             F          361,200.00         ZZ
                                         360        360,889.01          1
    5110 PARK BROOKE WALK WAY          6.750          2,342.74         90
                                       6.500          2,342.74      401,334.00
    ALPHARETTA       GA   30022          1            11/02/98         01
    0431110436                           05           12/01/98         25
    602095                               O            11/01/28
    0


    1842352          201/G01             F          286,150.00         ZZ
                                         360        286,150.00          1
    505 ST REGIS DRIVE                 6.875          1,879.81         69
                                       6.625          1,879.81      416,175.00
    ALPHARETTA       GA   30022          1            11/12/98         00
    0431110899                           03           01/01/99          0
    406887                               O            12/01/28
    0


    1842365          637/G01             F          411,000.00         ZZ
                                         360        410,671.32          1
    1557 MADRONO AVENUE                7.125          2,768.99         55
                                       6.875          2,768.99      750,000.00
    PALO ALTO        CA   94306          2            10/28/98         00
    0431126382                           05           12/01/98          0
    0013428065                           O            11/01/28
    0


    1842367          201/G01             F          412,800.00         ZZ
                                         360        412,461.63          1
    1135 MUIRFIELD COURT               7.000          2,746.37         80
                                       6.750          2,746.37      516,000.00
    ALPHARETTA       GA   30005          1            10/30/98         00
    0431110840                           05           12/01/98          0
    602120                               O            11/01/28
    0


    1842370          637/G01             F          396,500.00         ZZ
                                         360        396,158.61          1
    188 WOODCREST TRAIL                6.750          2,571.70         67
                                       6.500          2,571.70      600,000.00
    MAMMOTH LAKES    CA   93546          2            10/23/98         00
    0431115245                           05           12/01/98          0
    0013440300                           O            11/01/28
    0


    1842375          201/G01             F          260,000.00         ZZ
                                         360        259,781.56          1
    5050 EVES PLACE                    6.875          1,708.02         62
                                       6.625          1,708.02      423,000.00
1


    ROSWELL          GA   30075          1            11/06/98         00
    0431110873                           03           12/01/98          0
    602119                               O            11/01/28
    0


    1842378          637/G01             F          335,000.00         ZZ
                                         360        334,725.40          1
    5617 BELLAGIO DRIVE                7.000          2,228.77         63
                                       6.750          2,228.77      533,000.00
    SAN JOSE         CA   95118          5            10/26/98         00
    0431118728                           05           12/01/98          0
    0013448253                           O            11/01/28
    0


    1842384          637/G01             F          352,000.00         ZZ
                                         360        351,704.28          1
    3346 REDWING PLACE                 6.875          2,312.39         76
                                       6.625          2,312.39      467,000.00
    FREMONT          CA   94555          1            10/27/98         00
    0431118694                           03           12/01/98          0
    0010147890                           O            11/01/28
    0


    1842394          637/G01             F          266,000.00         ZZ
                                         360        265,770.98          1
    1124 CANVASBACK DRIVE              6.750          1,725.27         85
                                       6.500          1,725.27      313,000.00
    FT COLLINS       CO   80525          2            10/23/98         01
    0431122365                           03           12/01/98         12
    0013437975                           O            11/01/28
    0


    1842396          664/G01             F          316,200.00         ZZ
                                         360        315,921.02          1
    908 LAMBOURNE PLACE                6.625          2,024.67         70
                                       6.375          2,024.67      451,703.00
    OAK PARK         CA   91301          1            10/28/98         00
    0431114883                           03           12/01/98          0
    2844298                              O            11/01/28
    0


    1842411          A50/A50             F          300,000.00         ZZ
                                         300        299,629.66          1
    28 OAKMONT DR                      7.000          2,120.34         60
                                       6.750          2,120.34      500,000.00
    ROME             GA   30161          2            10/23/98         00
    116204                               05           12/01/98          0
    116204                               O            11/01/23
    0
1




    1842415          637/G01             F          421,700.00         ZZ
                                         360        421,354.34          1
    2233 TUSCANY CIRCLE                7.000          2,805.58         67
                                       6.750          2,805.58      630,000.00
    LIVERMORE        CA   94550          2            10/23/98         00
    0431127596                           05           12/01/98          0
    0010944882                           O            11/01/28
    0


    1842480          J95/J95             F          268,000.00         ZZ
                                         360        267,774.85          1
    5195 PARKSIDE DRIVE                6.875          1,760.57         80
                                       6.625          1,760.57      335,000.00
    OAKLAND          CA   94619          2            10/13/98         00
    0003038                              05           12/01/98          0
    0003038                              O            11/01/28
    0


    1842483          J95/J95             F          395,000.00         ZZ
                                         360        394,350.55          1
    410 EAST ONWENTSIA                 7.000          2,627.95         80
                                       6.750          2,627.95      494,000.00
    LAKE FOREST      IL   60045          1            09/30/98         00
    0016067258                           05           11/01/98          0
    0016067258                           O            10/01/28
    0


    1842492          J95/J95             F          244,000.00         ZZ
                                         360        243,804.88          1
    5259 WINIFRED DRIVE                7.125          1,643.87         80
                                       6.875          1,643.87      305,000.00
    CASTRO VALLEY    CA   94546          1            10/02/98         00
    13120761                             05           12/01/98          0
    13120761                             O            11/01/28
    0


    1842502          J95/J95             F          300,800.00         ZZ
                                         360        300,547.29          1
    13174 EAST VICTORIA STREET         6.875          1,976.04         80
                                       6.625          1,976.04      376,000.00
    CHANDLER         AZ   85249          1            10/06/98         00
    13532320                             03           12/01/98          0
    13532320                             O            11/01/28
    0


    1842533          J95/J95             F          239,200.00         ZZ
                                         360        238,988.96          1
1


    548 SPRUCE STREET                  6.625          1,531.62         80
                                       6.375          1,531.62      299,000.00
    APTOS            CA   95003          1            10/06/98         00
    13409909                             05           12/01/98          0
    13409909                             O            11/01/28
    0


    1842587          J95/J95             F          204,000.00         ZZ
                                         360        203,672.75          1
    2704 MEADOWLAND COURT              7.125          1,374.39         80
                                       6.875          1,374.39      255,000.00
    OLNEY            MD   20832          1            09/25/98         00
    0016231565                           03           11/01/98          0
    0016231565                           O            10/01/28
    0


    1842616          J95/J95             F          324,000.00         ZZ
                                         360        323,734.42          1
    2366 RIDGEVIEW AVENUE              7.000          2,155.58         80
                                       6.750          2,155.58      405,000.00
    ROWLAND HEIGHTS  CA   91748          1            10/13/98         00
    01012891263                          05           12/01/98          0
    01012891263                          O            11/01/28
    0


    1842623          J95/J95             F          316,500.00         ZZ
                                         360        315,884.65          1
    2213 BEECHWOOD                     7.000          2,105.69         66
                                       6.750          2,105.69      483,000.00
    WILMETTE         IL   60091          1            09/29/98         00
    0016170342                           05           11/01/98          0
    0016170342                           O            10/01/28
    0


    1842627          J95/J95             F          262,000.00         ZZ
                                         360        261,805.56          1
    21621 HUMMINGBIRD STREET           7.500          1,831.94         58
                                       7.250          1,831.94      455,000.00
    TRABUCO CANYON   CA   92679          2            10/02/98         00
    0013335542                           03           12/01/98          0
    0013335542                           O            11/01/28
    0


    1842633          J95/J95             F          250,000.00         ZZ
                                         360        249,789.97          1
    8229 IOWA GULCH ROAD               6.875          1,642.32         67
                                       6.625          1,642.32      378,000.00
    MORRISON         CO   80465          2            10/09/98         00
    0013065685                           05           12/01/98          0
1


    0013065685                           O            11/01/28
    0


    1842637          J95/J95             F          650,000.00         ZZ
                                         360        648,931.29          1
    1015 ASHLAND AVENUE                7.000          4,324.47         76
                                       6.750          4,324.47      860,000.00
    RIVER FOREST     IL   60305          2            10/05/98         00
    0016200396                           05           11/01/98          0
    0016200396                           O            10/01/28
    0


    1842694          685/G01             F           94,000.00         ZZ
                                         360         94,000.00          1
    971 SOUTH MAGNOLIA STREET          7.375            649.24         77
                                       7.125            649.24      123,000.00
    CORNELIUS        OR   97113          2            11/11/98         00
    0431117563                           05           01/01/99          0
    116273                               O            12/01/28
    0


    1842728          685/G01             F          650,000.00         ZZ
                                         360        650,000.00          2
    220 7TH STREET #A & B              7.250          4,434.15         66
                                       7.000          4,434.15      999,500.00
    MANHATTAN BEACH  CA   90266          1            11/13/98         00
    0431109156                           05           01/01/99          0
    116344                               O            12/01/28
    0


    1842749          685/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    25551 ORCHARD RIM LANE             7.250          1,800.95         80
                                       7.000          1,800.95      330,000.00
    LAKE FOREST      CA   92630          1            11/16/98         00
    0431114693                           03           01/01/99          0
    116045                               O            12/01/28
    0


    1842759          J95/J95             F          509,000.00         ZZ
                                         360        508,582.78          1
    18930 LOUDOUN ORCHARD ROAD         7.000          3,386.39         79
                                       6.750          3,386.39      650,000.00
    LEESBURG         VA   20175          2            10/02/98         00
    09526096                             05           12/01/98          0
    09526096                             O            11/01/28
    0


1


    1842765          J95/J95             F          273,600.00         ZZ
                                         360        273,364.44          1
    8759 RIVER HOLLOW DRIVE            6.750          1,774.56         90
                                       6.500          1,774.56      304,000.00
    CORDOVA          TN   38018          1            10/26/98         10
    0150612091                           03           12/01/98         25
    0150612091                           O            11/01/28
    0


    1842769          J95/J95             F          400,000.00         ZZ
                                         360        398,661.01          1
    20525 VIA TENORIO                  7.625          2,831.17         68
                                       7.375          2,831.17      593,000.00
    YORBA LINDA      CA   92887          2            07/20/98         00
    0012989091                           03           09/01/98          0
    0012989091                           O            08/01/28
    0


    1842770          J95/J95             F          289,500.00         ZZ
                                         360        289,256.78          1
    20994 SHERMAN DRIVE                6.875          1,901.81         80
                                       6.625          1,901.81      361,900.00
    CASTRO VALLEY    CA   94552          1            10/08/98         00
    0013408059                           03           12/01/98          0
    0013408059                           O            11/01/28
    0


    1842772          J95/J95             F          280,000.00         ZZ
                                         360        279,324.27          1
    71 SOUTH SIXTEENTH STREET          7.125          1,886.41         80
                                       6.875          1,886.41      350,000.00
    SAN JOSE         CA   95112          1            08/26/98         00
    0013163266                           03           10/01/98          0
    0013163266                           O            09/01/28
    0


    1842774          J95/J95             F          320,000.00         ZZ
                                         360        319,724.48          1
    12920 CALLE DE SANDIAS NE          6.750          2,075.52         80
                                       6.500          2,075.52      402,000.00
    ALBUQUERQUE      NM   87111          2            10/06/98         00
    0016272684                           05           12/01/98          0
    0016272684                           O            11/01/28
    0


    1842779          J95/J95             F          454,200.00         ZZ
                                         360        453,506.65          1
    19325 NE 142ND COURT               7.375          3,137.05         79
                                       7.125          3,137.05      575,000.00
1


    WOODINVILLE      WA   98072          5            09/11/98         00
    0012971883                           03           11/01/98          0
    0012971883                           O            10/01/28
    0


    1842781          637/637             F          299,500.00         ZZ
                                         360        298,794.84          1
    6359 WYNNE AVENUE                  7.250          2,043.12         77
                                       7.000          2,043.12      391,000.00
    LOS ANGELES      CA   91335          6            08/24/98         00
    1267378                              05           10/01/98          0
    1267378                              O            09/01/28
    0


    1842782          J95/J95             F          299,100.00         ZZ
                                         360        298,878.03          1
    1383 SORREL STREET                 7.500          2,091.35         78
                                       7.250          2,091.35      385,000.00
    SIMI VALLEY      CA   93065          2            10/01/98         00
    0013336870                           05           12/01/98          0
    0013336870                           O            11/01/28
    0


    1842789          J95/J95             F          238,800.00         ZZ
                                         360        238,599.38          1
    12170 SE VIRGINIA COURT            6.875          1,568.75         69
                                       6.625          1,568.75      350,000.00
    SANDY            OR   97055          2            10/07/98         00
    016314981                            05           12/01/98          0
    016314981                            O            11/01/28
    0


    1842795          J95/J95             F          256,400.00         ZZ
                                         360        256,179.24          1
    3361 EAST TERRELL BRANCH           6.750          1,663.01         80
                                       6.500          1,663.01      320,557.00
    MARIETTA         GA   30067          1            10/19/98         00
    0010134377                           03           12/01/98          0
    0010134377                           O            11/01/28
    0


    1842797          J95/J95             F          255,900.00         ZZ
                                         360        255,489.50          1
    14629 32ND DRIVE S E               7.125          1,724.05         80
                                       6.875          1,724.05      319,897.00
    MILL CREEK       WA   98012          1            09/17/98         00
    0012716866                           03           11/01/98          0
    0012716866                           O            10/01/28
    0
1




    1842799          J95/J95             F          292,000.00         ZZ
                                         360        291,772.22          1
    140 HARBERN WAY                    7.250          1,991.95         80
                                       7.000          1,991.95      365,000.00
    HOLLISTER        CA   95023          5            10/05/98         00
    0013409248                           05           12/01/98          0
    0013409248                           O            11/01/28
    0


    1842801          J95/J95             F          296,000.00         ZZ
                                         360        295,548.15          1
    635 VIVIAN DRIVE                   7.375          2,044.40         74
                                       7.125          2,044.40      405,000.00
    LIVERMORE        CA   94550          2            09/16/98         00
    0013166327                           05           11/01/98          0
    0013166327                           O            10/01/28
    0


    1842805          893/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
    174 WEMBLEY DRIVE                  7.625          2,194.17         87
                                       7.375          2,194.17      360,000.00
    DALY CITY        CA   94015          2            11/06/98         14
    0431124270                           05           01/01/99         25
    98100179                             O            12/01/28
    0


    1842812          J95/J95             F          320,000.00         ZZ
                                         360        319,724.49          1
    1535 ASHFORD CLUB COURT            6.750          2,075.51         80
                                       6.500          2,075.51      405,000.00
    ATLANTA          GA   30319          1            10/15/98         00
    0013495452                           05           12/01/98          0
    0013495452                           O            11/01/28
    0


    1842815          J95/J95             F          247,500.00         ZZ
                                         360        247,286.91          1
    21162 NORTH 62ND AVENUE            6.750          1,605.28         90
                                       6.500          1,605.28      275,000.00
    GLENDALE         AZ   85308          1            10/01/98         01
    0013433040                           03           12/01/98         25
    0013433040                           O            11/01/28
    0


    1842866          J95/J95             F          405,300.00         ZZ
                                         360        404,681.30          1
1


    274 JASMINE WAY                    7.375          2,799.31         80
                                       7.125          2,799.31      506,701.00
    DANVILLE         CA   94506          1            09/25/98         00
    0013409826                           03           11/01/98          0
    0013409826                           O            10/01/28
    0


    1842875          J95/J95             F          269,600.00         ZZ
                                         360        269,379.01          1
    3194 18 STREET NO                  7.000          1,793.66         80
                                       6.750          1,793.66      337,000.00
    ARLINGTON        VA   22201          5            10/14/98         00
    0013422415                           05           12/01/98          0
    0013422415                           O            11/01/28
    0


    1842880          J95/J95             F          285,000.00         ZZ
                                         360        284,754.63          1
    30 SAINT IVES CIRCLE               6.750          1,848.50         95
                                       6.500          1,848.50      300,000.00
    WINDER           GA   30680          1            10/28/98         14
    0013494554                           03           12/01/98         30
    0013494554                           O            11/01/28
    0


    1842888          J95/J95             F          235,500.00         ZZ
                                         360        235,320.80          1
    1911 ORION DRIVE                   7.375          1,626.54         80
                                       7.125          1,626.54      295,000.00
    FINKSBURG        MD   21018          2            10/12/98         00
    0009553942                           05           12/01/98          0
    0009553942                           O            11/01/28
    0


    1842896          J95/J95             F          375,200.00         ZZ
                                         360        374,914.50          1
    39 HEATHERLEIGH COURT              7.375          2,591.42         80
                                       7.125          2,591.42      469,051.00
    MARIETTA         GA   30068          1            10/19/98         00
    0010564086                           05           12/01/98          0
    0010564086                           O            11/01/28
    0


    1842906          J95/J95             F          329,550.00         ZZ
                                         360        329,279.87          1
    3154 CORTONA DRIVE                 7.000          2,192.50         80
                                       6.750          2,192.50      411,980.00
    SAN JOSE         CA   95135          1            10/01/98         00
    0013407887                           05           12/01/98          0
1


    0013407887                           O            11/01/28
    0


    1842907          J83/G01             F          306,000.00         ZZ
                                         360        305,749.17          1
    1649 RACHEL WAY                    7.000          2,035.83         90
                                       6.750          2,035.83      340,000.00
    OLD HICKORY      TN   37138          1            10/20/98         04
    0431116680                           03           12/01/98         25
    263688                               O            11/01/28
    0


    1842908          J95/J95             F          328,000.00         ZZ
                                         360        327,486.71          1
    1170 BROADWAY                      7.250          2,237.54         80
                                       7.000          2,237.54      410,000.00
    ALAMEDA          CA   94501          5            09/29/98         00
    0013410212                           05           11/01/98          0
    0013410212                           O            10/01/28
    0


    1842910          J95/J95             F          244,350.00         ZZ
                                         360        244,144.71          1
    160 EAST CYPRESS DRIVE             6.875          1,605.21         72
                                       6.625          1,605.21      340,000.00
    HENDERSON        NV   89015          2            10/13/98         00
    0016221590                           05           12/01/98          0
    0016221590                           O            11/01/28
    0


    1842914          J95/J95             F          305,500.00         ZZ
                                         360        305,249.58          1
    1303 COYOTE PASS                   7.000          2,032.50         65
                                       6.750          2,032.50      475,000.00
    CAREFREE         AZ   85377          2            10/16/98         00
    0016252363                           03           12/01/98          0
    0016252363                           O            11/01/28
    0


    1842916          J95/J95             F          233,000.00         ZZ
                                         360        232,799.40          1
    13555 WEST EXPOSITION DRIVE        6.750          1,511.23         74
                                       6.500          1,511.23      315,000.00
    LAKEWOOD         CO   80228          2            10/09/98         00
    0016222440                           05           12/01/98          0
    0016222440                           O            11/01/28
    0


1


    1842917          J95/J95             F          262,500.00         ZZ
                                         360        262,109.16          1
    8705 LITTLE RIVER TURNPIKE         7.500          1,835.44         75
                                       7.250          1,835.44      350,000.00
    ANNANDALE        VA   22003          2            09/14/98         00
    0016198616                           03           11/01/98          0
    0016198616                           O            10/01/28
    0


    1842919          J95/J95             F          323,600.00         ZZ
                                         360        323,347.56          1
    1312 PRESTWICK LANE                7.250          2,207.52         74
                                       7.000          2,207.52      440,000.00
    ITASCA           IL   60143          2            09/28/98         00
    0016243487                           05           12/01/98          0
    0016243487                           O            11/01/28
    0


    1842921          J95/J95             F          261,500.00         ZZ
                                         360        261,280.31          1
    3875 RYANS LAKE TERRACE            6.875          1,717.87         66
                                       6.625          1,717.87      398,000.00
    CUMMING          GA   30040          2            10/08/98         00
    0010552099                           05           12/01/98          0
    0010552099                           O            11/01/28
    0


    1842930          J95/J95             F          330,000.00         ZZ
                                         360        329,496.24          1
    17510 PRINCE PHILIP DRIVE          7.375          2,279.23         48
                                       7.125          2,279.23      700,000.00
    OLNEY            MD   20832          5            09/29/98         00
    0009513979                           05           11/01/98          0
    0009513979                           O            10/01/28
    0


    1842937          J95/J95             F          279,600.00         ZZ
                                         360        279,365.11          1
    9399 MAYFIELD RD                   6.875          1,836.77         69
                                       6.625          1,836.77      410,000.00
    COLLIERVILLE     TN   38017          2            10/19/98         00
    0015065956                           05           12/01/98          0
    0015065956                           O            11/01/28
    0


    1842939          601/G01             F          261,000.00         ZZ
                                         360        260,791.28          1
    43556 WINDROW COURT                7.125          1,758.41         78
                                       6.875          1,758.41      335,000.00
1


    ASHBURN          VA   20147          2            10/20/98         00
    0431117423                           03           12/01/98          0
    1271175                              O            11/01/28
    0


    1842940          J95/J95             F          285,000.00         ZZ
                                         360        284,564.93          1
    704 WILDWOOD DRIVE                 7.375          1,968.43         75
                                       7.125          1,968.43      380,000.00
    JOLIET           IL   60435          2            09/30/98         00
    0016192502                           05           11/01/98          0
    0016192502                           O            10/01/28
    0


    1842992          B87/G01             F          111,000.00         ZZ
                                         360        111,000.00          1
    96 SOUTH HAMILTON AVENUE           7.375            766.65         69
                                       7.125            766.65      161,000.00
    LINDENHURST      NY   11757          1            11/12/98         00
    0431113844                           05           01/01/99          0
    27000041                             O            12/01/28
    0


    1843012          601/G01             F          397,500.00         ZZ
                                         360        397,182.13          1
    2081 MUSKET STREET                 7.125          2,678.03         75
                                       6.875          2,678.03      530,000.00
    EUGENE           OR   97408          5            10/20/98         00
    0431117407                           05           12/01/98          0
    RJ04862                              O            11/01/28
    0


    1843016          601/G01             F          368,000.00         ZZ
                                         360        367,712.92          1
    406 GRANDVIEW AVENUE               7.250          2,510.41         80
                                       7.000          2,510.41      460,000.00
    TOWNSHIP OF WYC  NJ   07481          1            10/01/98         00
    0431117340                           05           12/01/98          0
    981038                               O            11/01/28
    0


    1843025          601/G01             F          331,950.00         ZZ
                                         360        331,691.04          1
    151 VAUGHAN ST                     7.250          2,264.49         80
                                       7.000          2,264.49      420,000.00
    PORTLAND         ME   04102          2            09/29/98         00
    0431119478                           05           12/01/98          0
    12744264                             O            11/01/28
    0
1




    1843039          601/G01             F          456,000.00         ZZ
                                         360        456,000.00          1
    324 POWERVILLE ROAD                6.875          2,995.60         80
                                       6.625          2,995.60      570,000.00
    BONTON TOWNSHIP  NJ   07005          1            11/09/98         00
    0431119817                           05           01/01/99          0
    12891446                             O            12/01/28
    0


    1843055          J95/J95             F          260,000.00         ZZ
                                         360        259,572.51          1
    3990 SOUTH HUDSON WAY              7.000          1,729.79         40
                                       6.750          1,729.79      650,000.00
    ENGLEWOOD        CO   80110          5            10/02/98         00
    16188278                             05           11/01/98          0
    16188278                             O            10/01/28
    0


    1843074          J95/J95             F          271,750.00         ZZ
                                         360        271,543.22          1
    8205 TAOS PASEO AVENUE             7.375          1,876.91         84
                                       7.125          1,876.91      325,000.00
    LAS VEGAS        NV   89128          2            10/02/98         01
    0013296694                           03           12/01/98         12
    0013296694                           O            11/01/28
    0


    1843078          J95/J95             F          472,000.00         ZZ
                                         360        471,223.95          1
    28 LUMMI KEY                       7.000          3,140.23         80
                                       6.750          3,140.23      590,000.00
    BELLEVUE         WA   98006          1            09/15/98         00
    0013170055                           03           11/01/98          0
    0013170055                           O            10/01/28
    0


    1843097          601/G01             F          300,000.00         T
                                         360        299,542.02          1
    DE ROUTE 342 BOGARTS COVE          7.375          2,072.03         80
                                       7.125          2,072.03      377,300.00
    DAGSBORO         DE   19939          1            09/04/98         00
    0431126713                           07           11/01/98          0
    1262541                              O            10/01/28
    0


    1843108          601/G01             F          264,000.00         ZZ
                                         300        263,674.10          1
1


    345 SOUTH 166TH STREET             7.000          1,865.90         80
                                       6.750          1,865.90      330,000.00
    OMAHA            NE   68118          2            10/19/98         00
    0431119825                           05           12/01/98          0
    12633574                             O            11/01/23
    0


    1843112          601/G01             F          306,800.00         ZZ
                                         360        306,566.55          1
    8605 W 138TH TER                   7.375          2,118.99         86
                                       7.125          2,118.99      360,000.00
    OVERLAND PARK    KS   66223          2            10/02/98         04
    0431119874                           03           12/01/98         25
    12721213                             O            11/01/28
    0


    1843116          601/G01             F          277,500.00         ZZ
                                         360        277,278.09          1
    2829 VAN DORN STREET               7.125          1,869.57         74
                                       6.875          1,869.57      380,000.00
    LINCOLN          NE   68502          2            10/27/98         00
    0431119908                           05           12/01/98          0
    12755393                             O            11/01/28
    0


    1843124          601/G01             F          261,000.00         ZZ
                                         360        260,791.28          1
    1306 CHESAPEAKE AVENUE             7.125          1,758.41         90
                                       6.875          1,758.41      290,000.00
    BALTIMORE        MD   21220          1            10/29/98         11
    0431119668                           05           12/01/98         25
    B98144                               O            11/01/28
    0


    1843127          601/G01             F          237,500.00         ZZ
                                         360        237,300.47          1
    6 CLUB CIRCLE                      6.875          1,560.21         95
                                       6.625          1,560.21      250,000.00
    SHERWOOD         AR   72120          1            10/29/98         12
    0431117316                           05           12/01/98         30
    9837434                              O            11/01/28
    0


    1843131          601/G01             F          275,000.00         ZZ
                                         360        274,768.97          1
    235 JACKSON STREET                 6.875          1,806.55         65
                                       6.625          1,806.55      425,000.00
    NEWTON CENTRE    MA   02459          5            10/26/98         00
    0431120468                           05           12/01/98          0
1


    000                                  O            11/01/28
    0


    1843132          601/G01             F          247,000.00         ZZ
                                         360        246,807.31          1
    902 FAIRWAY                        7.250          1,684.98         95
                                       7.000          1,684.98      260,000.00
    JONESBORO        AR   72401          1            10/30/98         10
    0431120161                           05           12/01/98         30
    12693669                             O            11/01/28
    0


    1843138          601/G01             F          340,000.00         ZZ
                                         360        339,480.97          1
    810 W 65TH ST                      7.375          2,348.30         80
                                       7.125          2,348.30      425,000.00
    KANSAS CITY      MO   64113          2            09/24/98         00
    0431123249                           05           11/01/98          0
    400067309                            O            10/01/28
    0


    1843143          601/G01             F          284,000.00         ZZ
                                         360        283,767.21          1
    2012 BAIHLY ESTATES LN SW          7.000          1,889.46         80
                                       6.750          1,889.46      355,000.00
    ROCHESTER        MN   55902          1            10/21/98         00
    0431120385                           05           12/01/98          0
    5419                                 O            11/01/28
    0


    1843150          601/G01             F          291,000.00         ZZ
                                         360        290,755.53          1
    679 S MCLEAN                       6.875          1,911.66         77
                                       6.625          1,911.66      380,000.00
    MEMPHIS          TN   38104          2            10/23/98         00
    0431119619                           05           12/01/98          0
    0004432115                           O            11/01/28
    0


    1843156          601/G01             F          353,500.00         ZZ
                                         360        353,224.24          1
    2517 KEY HARBOUR COURT LAKE        7.250          2,411.49         80
                                       7.000          2,411.49      441,882.00
    ST LOUIS         MO   63367          1            10/29/98         00
    0431119650                           03           12/01/98          0
    000                                  O            11/01/28
    0


1


    1843157          562/562             F          277,150.00         ZZ
                                         360        277,150.00          1
    5 EMERSON COURT                    7.375          1,914.21         42
                                       7.125          1,914.21      672,000.00
    KATONAH          NY   10536          1            11/20/98         00
    576850                               05           01/01/99          0
    576850                               O            12/01/28
    0


    1843179          731/G01             F          282,500.00         ZZ
                                         360        282,500.00          1
    1670 LANDQUIST DRIVE               7.250          1,927.15         80
                                       7.000          1,927.15      355,000.00
    ENCINITAS        CA   92024          2            11/02/98         00
    0431117803                           05           01/01/99          0
    613513291                            O            12/01/28
    0


    1843199          665/G01             F          384,000.00         ZZ
                                         360        384,000.00          1
    1099 CAROLA AVENUE                 7.125          2,587.08         75
                                       6.875          2,587.08      512,000.00
    SAN JOSE         CA   95130          5            11/06/98         00
    0431116904                           05           01/01/99          0
    9801225857                           O            12/01/28
    0


    1843227          637/G01             F          243,500.00         ZZ
                                         360        243,500.00          1
    5895 FELICIA AVENUE                7.125          1,640.51         61
                                       6.875          1,640.51      400,000.00
    LIVERMORE        CA   94550          2            11/02/98         00
    0431118884                           05           01/01/99          0
    0010146363                           O            12/01/28
    0


    1843247          637/G01             F          325,000.00         ZZ
                                         360        325,000.00          1
    2211 BENT CREEK DRIVE              7.250          2,217.08         74
                                       7.000          2,217.08      443,000.00
    SAN RAMON        CA   94583          2            11/02/98         00
    0431118959                           03           01/01/99          0
    0013427562                           O            12/01/28
    0


    1843255          B57/G01             F           64,000.00         ZZ
                                         360         64,000.00          1
    24022 SKYLAND DRIVE                7.500            447.50         80
                                       7.250            447.50       80,000.00
1


    CRESTLINE        CA   92325          1            11/11/98         00
    0431115963                           05           01/01/99          0
    9814067                              O            12/01/28
    0


    1843268          196/G01             F          249,000.00         ZZ
                                         360        248,800.88          1
    14221 CLEMSON STREET               7.125          1,677.56         80
                                       6.875          1,677.56      315,000.00
    MOORPARK         CA   93021          2            10/01/98         00
    0431109966                           03           12/01/98          0
    000                                  O            11/01/28
    0


    1843282          196/G01             F           81,650.00         ZZ
                                         360         81,579.69          1
    5111 BECKWITH DR                   6.750            529.59         80
                                       6.500            529.59      102,120.00
    COLORADO CITY    CO   81019          1            10/06/98         00
    0431110105                           05           12/01/98          0
    1170323                              O            11/01/28
    0


    1843285          196/G01             F           66,000.00         ZZ
                                         360         66,000.00          1
    15769 SW 74TH STREET               7.250            450.24         57
                                       7.000            450.24      116,000.00
    MIAMI            FL   33193          1            11/02/98         00
    0431110154                           03           01/01/99          0
    1215475                              O            12/01/28
    0


    1843479          L47/G01             F          231,200.00         ZZ
                                         360        231,200.00          1
    1300 GREENWAY ROAD                 7.500          1,616.58         80
                                       7.250          1,616.58      289,000.00
    WILMINGTON       DE   19803          1            11/20/98         00
    0431114149                           05           01/01/99          0
    178124                               O            12/01/28
    0


    1843490          L47/G01             F          207,200.00         ZZ
                                         360        207,200.00          1
    108 LAHINCH COURT                  7.500          1,448.77         80
                                       7.250          1,448.77      259,000.00
    MIDDLETOWN       DE   19709          1            11/18/98         00
    0431126184                           05           01/01/99          0
    188066                               O            12/01/28
    0
1




    1843556          B60/G01             F          231,900.00         ZZ
                                         360        231,723.54          1
    1821 NANTUCKET PLACE               7.375          1,601.68         75
                                       7.125          1,601.68      310,000.00
    COSTA MESA       CA   92627          2            10/22/98         00
    0431113166                           03           12/01/98          0
    257942                               O            11/01/28
    0


    1843575          637/G01             F          285,000.00         ZZ
                                         360        284,772.09          1
    6446 GONDOLA WAY                   7.125          1,920.10         65
                                       6.875          1,920.10      440,000.00
    SAN JOSE         CA   95120          2            10/30/98         00
    0431117977                           05           12/01/98          0
    0013428370                           O            11/01/28
    0


    1843586          637/G01             F          373,500.00         ZZ
                                         360        373,236.39          1
    559 MADEIRA AVENUE                 7.750          2,675.80         90
                                       7.500          2,675.80      415,000.00
    TAMPA            FL   33606          1            10/30/98         04
    0431115286                           05           12/01/98         25
    0014641047                           O            11/01/28
    0


    1843589          637/G01             F          354,000.00         ZZ
                                         360        353,709.83          1
    1826 16TH AVENUE                   7.000          2,355.17         68
                                       6.750          2,355.17      525,000.00
    SAN FRANCISCO    CA   94122          2            10/21/98         00
    0431118017                           05           12/01/98          0
    0013428263                           O            11/01/28
    0


    1843613          E29/G01             F          894,000.00         ZZ
                                         360        894,000.00          1
    4485 EAST PRENTICE PLACE           7.625          6,327.68         69
                                       7.375          6,327.68    1,300,000.00
    GREENWOOD VILLA  CO   80121          2            11/16/98         00
    0431119809                           05           01/01/99          0
    19809122                             O            12/01/28
    0


    1843614          685/G01             F          496,000.00         ZZ
                                         360        496,000.00          1
1


    10304 WOODBRIDGE STREET            8.000          3,639.47         80
                                       7.750          3,639.47      620,000.00
    LOS ANGELES      CA   91602          1            11/10/98         00
    0431117787                           05           01/01/99          0
    116049                               O            12/01/28
    0


    1843616          201/G01             F          561,000.00         ZZ
                                         360        560,505.27          1
    5600 ERROL PLACE                   6.625          3,592.15         75
                                       6.375          3,592.15      750,000.00
    ATLANTA          GA   30327          2            10/29/98         00
    0431111673                           03           12/01/98          0
    109576                               O            11/01/28
    0


    1843632          E48/G01             F          314,000.00         ZZ
                                         360        313,778.38          1
    6943 BURKITT ROAD                  7.750          2,249.54         70
                                       7.500          2,249.54      450,000.00
    ANTIOCH          TN   37013          4            10/30/98         00
    0431122837                           05           12/01/98          0
    110130                               O            11/01/28
    0


    1843634          637/G01             F          369,500.00         ZZ
                                         360        369,211.75          1
    17655 EAST LANE                    7.250          2,520.65         75
                                       7.000          2,520.65      495,000.00
    MORGAN HILL      CA   95037          2            10/15/98         00
    0431128891                           05           12/01/98          0
    0010943314                           O            11/01/28
    0


    1843638          637/G01             F          244,800.00         ZZ
                                         360        244,800.00          1
    700 CALMAR AVENUE                  7.250          1,669.97         77
                                       7.000          1,669.97      320,000.00
    OAKLAND          CA   94610          2            11/04/98         00
    0431128958                           05           01/01/99          0
    0013427380                           O            12/01/28
    0


    1843644          K08/G01             F          157,600.00         ZZ
                                         360        157,600.00          1
    5443 EAST FAIRBROOK STREET         7.375          1,088.50         80
                                       7.125          1,088.50      197,000.00
    LONG BEACH       CA   90815          1            11/08/98         00
    0411114150                           05           01/01/99          0
1


    411114150                            O            12/01/28
    0


    1843646          K08/G01             F          152,500.00         ZZ
                                         360        152,500.00          1
    47 WEST 845 TIMBERVIEW DR          7.875          1,105.73         79
                                       7.625          1,105.73      195,000.00
    BIG ROCK         IL   60511          2            11/09/98         00
    0411129976                           05           01/01/99          0
    411129976                            O            12/01/28
    0


    1843648          K08/G01             F          283,400.00         ZZ
                                         360        283,400.00          1
    24982 VIA DEL RIO                  6.875          1,861.74         90
                                       6.625          1,861.74      314,900.00
    LAKE FOREST      CA   92630          1            11/10/98         11
    0411114267                           05           01/01/99         25
    411114267                            O            12/01/28
    0


    1843650          K08/G01             F          243,700.00         ZZ
                                         360        243,700.00          1
    1583 PLEASANT HILL ROAD            7.000          1,621.34         65
                                       6.750          1,621.34      375,000.00
    LAFAYETTE        CA   94549          1            11/11/98         00
    0411121254                           05           01/01/99          0
    411121254                            O            12/01/28
    0


    1843653          K08/G01             F          137,000.00         ZZ
                                         360        137,000.00          1
    750 S. LONGFORD AVE.               7.250            934.58         58
    (NEWBURY PARK)                     7.000            934.58      237,000.00
    THOUSAND OAKS    CA   91320          1            11/11/98         00
    0411104565                           05           01/01/99          0
    411104565                            O            12/01/28
    0


    1843662          637/G01             F          448,000.00         ZZ
                                         360        448,000.00          1
    109 CORIANDER COURT                7.500          3,132.48         80
                                       7.250          3,132.48      560,000.00
    SAN RAMON        CA   94583          1            11/03/98         00
    0431128867                           05           01/01/99          0
    0010131373                           O            12/01/28
    0


1


    1843670          637/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    5425 SILVER VISTA WAY              7.375          1,823.39         66
                                       7.125          1,823.39      400,000.00
    SAN JOSE         CA   95138          2            11/02/98         00
    0431128883                           01           01/01/99          0
    0013431507                           O            12/01/28
    0


    1843674          K08/G01             F          229,500.00         ZZ
                                         360        229,500.00          1
    4140 TREAT BOULEVARD               7.500          1,604.70         77
                                       7.250          1,604.70      300,000.00
    CONCORD          CA   94518          2            11/05/98         00
    0411089709                           05           01/01/99          0
    411089709                            O            12/01/28
    0


    1843680          637/G01             F          417,000.00         ZZ
                                         360        417,000.00          1
    159 NEWELL AVENUE                  7.250          2,844.68         50
                                       7.000          2,844.68      850,000.00
    LOS GATOS        CA   95032          2            11/03/98         00
    0431119957                           05           01/01/99          0
    0013431135                           O            12/01/28
    0


    1843692          K08/G01             F          221,000.00         ZZ
                                         360        221,000.00          1
    45-866 ANOI ROAD                   7.500          1,545.26         65
                                       7.250          1,545.26      340,000.00
    KANEOHE          HI   96744          5            11/11/98         00
    0411126410                           05           01/01/99          0
    411126410                            O            12/01/28
    0


    1843716          637/G01             F          318,000.00         ZZ
                                         360        318,000.00          1
    1124 RHINECASTLE WAY               7.250          2,169.32         71
                                       7.000          2,169.32      452,500.00
    SAN JOSE         CA   95120          2            11/03/98         00
    0431118827                           05           01/01/99          0
    0013429238                           O            12/01/28
    0


    1843717          K08/G01             F           73,250.00         ZZ
                                         360         73,250.00          1
    19094 E. EASTMAN AVENUE            7.375            505.92         59
                                       7.125            505.92      125,000.00
1


    AURORA           CO   80013          2            11/11/98         00
    0411117286                           05           01/01/99          0
    411117286                            O            12/01/28
    0


    1843723          637/G01             F          337,000.00         ZZ
                                         360        336,723.76          1
    826 BOYCE AVENUE                   7.000          2,242.07         54
                                       6.750          2,242.07      635,000.00
    PALO ALTO        CA   94301          2            10/28/98         00
    0431128834                           05           12/01/98          0
    0013450911                           O            11/01/28
    0


    1843737          K08/G01             F           97,600.00         ZZ
                                         360         97,600.00          1
    8900 BLOSSOM DRIVE                 7.625            690.81         80
                                       7.375            690.81      122,000.00
    CINCINNATI       OH   45236          2            11/11/98         00
    0411107287                           05           01/01/99          0
    411107287                            O            12/01/28
    0


    1843739          B57/G01             F          233,600.00         ZZ
                                         360        233,600.00          1
    5050 WESTMINSTER TERRACE           7.750          1,673.54         80
                                       7.500          1,673.54      292,000.00
    SAN DIEGO        CA   92116          1            11/11/98         00
    0431125301                           05           01/01/99          0
    9830789                              O            12/01/28
    0


    1843747          K08/G01             F           46,900.00         ZZ
                                         360         46,900.00          1
    2302 FORESTBROOK DRIVE             7.875            340.06         70
                                       7.625            340.06       67,000.00
    GARLAND          TX   75040          1            11/13/98         00
    0411111057                           05           01/01/99          0
    411111057                            O            12/01/28
    0


    1843749          B60/G01             F          309,100.00         ZZ
                                         360        308,820.57          1
    318 SIXTH STREET                   6.500          1,953.72         73
                                       6.250          1,953.72      425,000.00
    HUNTINGTON BEAC  CA   92648          2            10/20/98         00
    0431114917                           05           12/01/98          0
    257457                               O            11/01/28
    0
1




    1843753          637/G01             F          251,000.00         ZZ
                                         360        250,490.31          1
    552 HILLSDALE AVENUE               7.125          1,691.04         68
                                       6.875          1,691.04      374,000.00
    SANTA CLARA      CA   95051          2            10/27/98         00
    0431126028                           05           12/01/98          0
    0013451976                           O            11/01/28
    0


    1843756          B60/G01             F          374,700.00         ZZ
                                         360        374,700.00          1
    7040 EAST BLACKBIRD LANE           7.500          2,619.96         79
                                       7.250          2,619.96      475,000.00
    ANAHEIM          CA   92807          2            10/29/98         00
    0431120617                           03           01/01/99          0
    256679                               O            12/01/28
    0


    1843757          637/G01             F          243,500.00         ZZ
                                         360        243,500.00          1
    2093 BARRETT AVENUE                7.250          1,661.10         70
                                       7.000          1,661.10      350,000.00
    SAN JOSE         CA   95124          2            11/02/98         00
    0431128842                           05           01/01/99          0
    0013431002                           O            12/01/28
    0


    1843763          B60/G01             F          228,800.00         ZZ
                                         360        228,800.00          1
    17222 GOLDEN VIEW LANE             7.000          1,522.21         80
                                       6.750          1,522.21      286,000.00
    HUNTINGTON BEAC  CA   92647          1            11/04/98         00
    0431114891                           05           01/01/99          0
    257954                               O            12/01/28
    0


    1843765          637/G01             F          460,300.00         ZZ
                                         360        460,300.00          1
    7478 FALLENLEAF LANE               7.375          3,179.18         75
                                       7.125          3,179.18      615,000.00
    CUPERTINO        CA   95014          2            11/02/98         00
    0431115161                           05           01/01/99          0
    0010943348                           O            12/01/28
    0


    1843772          637/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
1


    3425 RAMBOW DRIVE                  7.000          2,328.56         63
                                       6.750          2,328.56      556,000.00
    PALO ALTO        CA   94306          2            11/03/98         00
    0431115203                           05           01/01/99          0
    0013431705                           O            12/01/28
    0


    1843796          K08/G01             F          167,250.00         ZZ
                                         360        167,250.00          1
    1 GINA DRIVE                       7.000          1,112.72         70
                                       6.750          1,112.72      239,000.00
    HAZLET           NJ   07730          1            11/09/98         00
    0410904858                           05           01/01/99          0
    410904858                            O            12/01/28
    0


    1843803          K08/G01             F           40,500.00         ZZ
                                         360         40,500.00          1
    1912 W JOHN PAUL JONES ROAD        7.750            290.15         74
                                       7.500            290.15       55,000.00
    EFFINGHAM        SC   29541          2            11/06/98         00
    0411070972                           05           01/01/99          0
    411070972                            O            12/01/28
    0


    1843805          575/G01             F          117,740.00         ZZ
                                         360        117,650.40          1
    108 WEST KINGSWOOD DRIVE           7.375            813.21         70
                                       7.125            813.21      168,200.00
    WILLIAMSBURG     VA   23185          1            10/26/98         00
    0431119239                           05           12/01/98          0
    9122755                              O            11/01/28
    0


    1843808          B75/G01             F          189,450.00         ZZ
                                         360        189,450.00          1
    1001 BETHEL SCHOOL ROAD            7.625          1,340.92         80
                                       7.375          1,340.92      236,839.00
    COPPELL          TX   75019          1            11/12/98         00
    0431116318                           05           01/01/99          0
    6176887                              O            12/01/28
    0


    1843814          K08/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    632 WELLESLEY DRIVE                7.375          2,072.03         47
                                       7.125          2,072.03      640,000.00
    HOUSTON          TX   77024          5            11/11/98         00
    0411129968                           05           01/01/99          0
1


    411129968                            O            12/01/28
    0


    1843827          B75/G01             F           86,450.00         ZZ
                                         360         86,450.00          1
    8100 NW 15TH MANOR                 7.375            597.09         95
    #HD1L                              7.125            597.09       91,000.00
    PLANTATION       FL   33322          2            11/13/98         01
    0431114701                           07           01/01/99         30
    6112254                              O            12/01/28
    0


    1843857          E60/G01             F          500,000.00         ZZ
                                         360        499,647.10          1
    3455 VISTA DEL CIUDAD              7.750          3,582.07         72
                                       7.500          3,582.07      700,000.00
    SANTA MARGARITA  CA   93453          2            10/24/98         00
    0431123025                           05           12/01/98          0
    511041                               O            11/01/28
    0


    1843859          E82/G01             F          308,000.00         ZZ
                                         360        308,000.00          1
    21603 LA PLAYA COURT               6.875          2,023.34         53
                                       6.625          2,023.34      590,000.00
    CUPERTINO        CA   95014          2            11/19/98         00
    0400158101                           05           01/01/99          0
    400158101                            O            12/01/28
    0


    1843883          811/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    575 PINE AVENUE                    7.250          1,719.08         80
                                       7.000          1,719.08      315,000.00
    SUNNYVALE        CA   94086          1            11/09/98         00
    0431113836                           05           01/01/99          0
    FM02206477                           O            12/01/28
    0


    1843910          E60/G01             F          266,000.00         ZZ
                                         360        266,000.00          1
    3230 FLORA STREET                  7.250          1,814.59         64
                                       7.000          1,814.59      420,000.00
    SAN LUIS OBISPO  CA   93401          2            11/09/98         00
    0431120781                           05           01/01/99          0
    511341                               O            12/01/28
    0


1


    1843926          956/G01             F          232,000.00         ZZ
                                         360        232,000.00          1
    10920 PICKFORD WAY                 7.250          1,582.65         80
                                       7.000          1,582.65      290,000.00
    CULVER CITY      CA   90230          1            11/13/98         00
    0431116268                           05           01/01/99          0
    508110119                            O            12/01/28
    0


    1843935          F96/G01             F          178,500.00         ZZ
                                         360        178,500.00          1
    305 WILLIAMS AVENUE                7.750          1,278.80         70
                                       7.500          1,278.80      255,000.00
    HASBROUCK HEIGH  NJ   07604          1            11/16/98         00
    0431113810                           05           01/01/99          0
    983897                               O            12/01/28
    0


    1843939          811/G01             F          408,000.00         ZZ
                                         360        408,000.00          1
    1653 CORNELL DRIVE                 7.750          2,922.96         80
                                       7.500          2,922.96      510,000.00
    MOUNTAIN VIEW    CA   94040          1            11/04/98         00
    0431113828                           05           01/01/99          0
    FM02207819                           O            12/01/28
    0


    1843950          664/G01             F          527,000.00         ZZ
                                         360        526,598.99          1
    32731 BARRETT DRIVE                7.375          3,639.86         73
                                       7.125          3,639.86      724,000.00
    WESTLAKE VILLAG  CA   91361          2            10/19/98         00
    0431120583                           03           12/01/98          0
    2770634                              O            11/01/28
    0


    1843951          944/G01             F          384,000.00         ZZ
                                         360        384,000.00          1
    18 ANTIQUE FOREST LANE             7.250          2,619.56         80
                                       7.000          2,619.56      480,000.00
    BELMONT          CA   94002          1            11/13/98         00
    0431120906                           03           01/01/99          0
    16933                                O            12/01/28
    0


    1843980          A26/G01             F          283,500.00         ZZ
                                         360        283,500.00          1
    1930 SOUTH RAILROAD AVENUE         7.750          2,031.03         90
                                       7.500          2,031.03      315,000.00
1


    STATEN ISLAND    NY   10306          1            11/17/98         14
    0431122506                           05           01/01/99         25
    9749                                 O            12/01/28
    0


    1843992          637/G01             F          335,000.00         ZZ
                                         360        335,000.00          1
    209 DANDELION LANE                 7.125          2,256.96         68
                                       6.875          2,256.96      495,000.00
    SAN RAMON        CA   94583          2            11/02/98         00
    0431127398                           05           01/01/99          0
    0013427968                           O            12/01/28
    0


    1843994          637/G01             F          345,000.00         ZZ
                                         360        345,000.00          1
    6482 PFEIFFER RANCH COURT          7.125          2,324.33         44
                                       6.875          2,324.33      800,000.00
    SAN JOSE         CA   95120          2            11/02/98         00
    0431118462                           05           01/01/99          0
    0013428123                           O            12/01/28
    0


    1844028          K08/G01             F          123,000.00         ZZ
                                         360        123,000.00          1
    1613 ENDICOTT DRIVE                7.500            860.03         75
                                       7.250            860.03      164,000.00
    PLANO            TX   75025          1            11/16/98         00
    0411146707                           05           01/01/99          0
    411146707                            O            12/01/28
    0


    1844030          K08/G01             F          401,000.00         ZZ
                                         360        401,000.00          1
    15 HIGHGATE DRIVE                  6.875          2,634.28         76
                                       6.625          2,634.28      530,000.00
    SAN ANTONI0      TX   78257          4            11/13/98         00
    0411112170                           03           01/01/99          0
    411112170                            O            12/01/28
    0


    1844149          H22/G01             F          180,000.00         ZZ
                                         360        180,000.00          1
    21 BIRCHWOOD PARK DRIVE            6.875          1,182.47         48
                                       6.625          1,182.47      380,000.00
    SYOSSET          NY   11791          1            11/16/98         00
    0431125574                           05           01/01/99          0
    9810041                              O            12/01/28
    0
1




    1844154          L73/G01             F          370,000.00         ZZ
                                         360        370,000.00          1
    26121 PASEO MINERO                 7.250          2,524.05         65
                                       7.000          2,524.05      570,000.00
    SAN JUAN CAPIST  CA   92675          1            11/18/98         00
    0431127422                           05           01/01/99          0
    0000                                 O            12/01/28
    0


    1844158          B60/G01             F          310,000.00         ZZ
                                         360        309,733.10          1
    10860 PHILLIPS STREET              6.750          2,010.65         80
                                       6.500          2,010.65      391,990.00
    TUSTIN           CA   92782          1            10/20/98         00
    0431118652                           03           12/01/98          0
    255809                               O            11/01/28
    0


    1844168          B60/G01             F          634,950.00         ZZ
                                         360        634,416.56          1
    6621 MORNING TIDE DRIVE            6.875          4,171.17         77
                                       6.625          4,171.17      825,000.00
    HUNTINGTON BEAC  CA   92648          2            10/07/98         00
    0431118645                           05           12/01/98          0
    254645                               O            11/01/28
    0


    1844176          E66/E66             F          295,000.00         ZZ
                                         360        294,305.43          1
    142 ISLEWORTH DRIVE                7.250          2,012.42         70
                                       7.000          2,012.42      427,000.00
    ADVANCE          NC   27006          2            09/02/98         00
    600433805                            05           10/01/98          0
    600433805                            O            09/01/28
    0


    1844179          B60/G01             F          237,300.00         ZZ
                                         360        237,114.89          1
    8444 SUVA STREET                   7.250          1,618.80         88
                                       7.000          1,618.80      270,000.00
    DOWNEY           CA   90240          2            10/09/98         01
    0431118629                           05           12/01/98         25
    255456                               O            11/01/28
    0


    1844181          E66/E66             F          265,050.00         ZZ
                                         360        264,194.60          1
1


    405 APPALOOSA TRAIL                7.125          1,785.69         90
                                       6.875          1,785.69      294,500.00
    BAHAMA           NC   27503          1            07/31/98         10
    600425258                            03           09/01/98         25
    600425258                            O            08/01/28
    0


    1844192          B60/G01             F          323,100.00         ZZ
                                         360        322,841.63          1
    15 SANTA MARIA                     7.125          2,176.78         72
                                       6.875          2,176.78      455,000.00
    FOOTHILL RANCH   CA   92610          2            10/01/98         00
    0431120484                           03           12/01/98          0
    254740                               O            11/01/28
    0


    1844206          822/G01             F          325,000.00         ZZ
                                         360        325,000.00          1
    15 DIAMOND DRIVE                   7.000          2,162.24         62
                                       6.750          2,162.24      530,000.00
    THORNTON         PA   19373          5            11/06/98         00
    0431118835                           05           01/01/99          0
    0346004567                           O            12/01/28
    0


    1844219          B60/G01             F          244,300.00         ZZ
                                         360        244,114.11          1
    7032 COUNTRY CLUB DRIVE            7.375          1,687.32         72
                                       7.125          1,687.32      340,000.00
    LA VERNE         CA   91750          2            10/21/98         00
    0431120047                           05           12/01/98          0
    257277                               O            11/01/28
    0


    1844223          B60/G01             F          328,000.00         ZZ
                                         360        327,473.84          1
    3605 LOCUST AVENUE                 7.125          2,209.80         80
                                       6.875          2,209.80      410,000.00
    LONG BEACH       CA   90807          2            09/24/98         00
    0431120880                           05           11/01/98          0
    254934                               O            10/01/28
    0


    1844225          B60/G01             F          348,750.00         ZZ
                                         360        348,457.01          1
    6235 WEST 78TH STREET              6.875          2,291.04         72
                                       6.625          2,291.04      490,000.00
    LOS ANGELES      CA   90045          5            10/09/98         00
    0431120930                           05           12/01/98          0
1


    256061                               O            11/01/28
    0


    1844231          893/G01             F          192,000.00         ZZ
                                         360        192,000.00          1
    3040 PEPPERTREE DRIVE              7.625          1,358.97         80
                                       7.375          1,358.97      240,000.00
    FAIRFIELD        CA   94533          2            11/12/98         00
    0431122191                           05           01/01/99          0
    98100214                             O            12/01/28
    0


    1844239          637/G01             F          340,000.00         ZZ
                                         360        339,734.77          1
    2079 STRAND ROAD                   7.250          2,319.40         73
                                       7.000          2,319.40      470,000.00
    WALNUT CREEK     CA   94596          5            10/20/98         00
    0431117951                           05           12/01/98          0
    0013430913                           O            11/01/28
    0


    1844242          111/111             F          288,578.86         ZZ
                                         348        288,322.61          1
    4527 GATETREE CIRCLE               7.000          1,939.63         79
                                       6.750          1,939.63      369,000.00
    PLEASANTON       CA   94566          2            09/30/98         00
    737746                               05           12/01/98          0
    737746                               O            11/01/27
    0


    1844243          E66/E66             F          506,000.00         ZZ
                                         360        504,778.85          1
    107 RONSARD LANE                   7.125          3,409.02         74
                                       6.875          3,409.02      693,000.00
    CARY             NC   27511          2            08/10/98         00
    600428316                            03           10/01/98          0
    600428316                            O            09/01/28
    0


    1844256          E66/E66             F          320,200.00         T
                                         360        319,166.60          1
    2400 N LUMINA AVE                  7.125          2,157.25         77
    UNIT 2408                          6.875          2,157.25      420,000.00
    WRIHGTSVILLE BE  NC   28480          2            07/21/98         00
    600422827                            01           09/01/98          0
    600422827                            O            08/01/28
    0


1


    1844264          637/G01             F          354,000.00         ZZ
                                         360        354,000.00          1
    890 COLORADO AVENUE                7.875          2,566.75         80
                                       7.625          2,566.75      442,500.00
    PALO ALTO        CA   94303          1            11/09/98         00
    0431120591                           05           01/01/99          0
    0010149094                           O            12/01/28
    0


    1844283          470/G01             F          315,350.00         ZZ
                                         360        315,350.00          1
    3746 NORTH HOLLINGSWORTH ROAD      7.375          2,178.05         80
                                       7.125          2,178.05      394,195.00
    ALTADENA AREA    CA   91001          1            11/09/98         00
    0431116482                           03           01/01/99          0
    96030046                             O            12/01/28
    0


    1844286          111/111             F          288,066.55         ZZ
                                         348        287,434.52          1
    1343 ULLOA STREET                  7.000          1,936.18         79
                                       6.750          1,936.18      365,000.00
    SAN FRANCISCO    CA   94116          1            09/30/98         00
    734756                               05           12/01/98          0
    734756                               O            11/01/27
    0


    1844290          601/G01             F          255,200.00         ZZ
                                         360        254,995.92          1
    8915 LOCH LAMOND COURT             7.125          1,719.33         76
                                       6.875          1,719.33      340,000.00
    HOUSTON          TX   77096          1            10/30/98         00
    0431119973                           03           12/01/98          0
    20434197                             O            11/01/28
    0


    1844300          601/G01             F          280,000.00         T
                                         360        279,746.88          1
    4 HICKMAN STREET                   6.500          1,769.79         68
                                       6.250          1,769.79      415,000.00
    REHOBOTH BEACH   DE   19971          2            10/30/98         00
    0431119718                           05           12/01/98          0
    12888590                             O            11/01/28
    0


    1844305          964/G01             F          186,400.00         ZZ
                                         360        186,400.00          1
    21462 LA CAPILLA                   7.250          1,271.58         80
                                       7.000          1,271.58      233,000.00
1


    MISSION VIEJO    CA   92691          2            11/12/98         00
    0431114685                           03           01/01/99          0
    45640                                O            12/01/28
    0


    1844308          964/G01             F          216,800.00         ZZ
                                         360        216,800.00          1
    536 SOUTH ROSEBUD COURT            7.250          1,478.96         80
                                       7.000          1,478.96      271,000.00
    ANAHEIM          CA   92808          1            11/13/98         00
    0431114560                           03           01/01/99          0
    45352                                O            12/01/28
    0


    1844326          E82/G01             F          331,500.00         ZZ
                                         360        331,500.00          1
    4834 DON JUAN PLACE                6.875          2,177.72         85
                                       6.625          2,177.72      390,000.00
    WOODLAND HILLS   CA   91364          2            11/23/98         04
    0400159133                           05           01/01/99         12
    0400159133                           O            12/01/28
    0


    1844328          637/G01             F          515,000.00         ZZ
                                         360        515,000.00          1
    13731 BEAUMONT AVENUE              7.250          3,513.21         46
                                       7.000          3,513.21    1,125,000.00
    SARATOGA         CA   95070          2            11/03/98         00
    0431127786                           05           01/01/99          0
    0013431093                           O            12/01/28
    0


    1844331          B60/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    1301 TROPICANA LANE                7.625          2,548.06         74
                                       7.375          2,548.06      490,000.00
    SANTA ANA AREA   CA   92705          5            11/02/98         00
    0431125459                           05           01/01/99          0
    257145                               O            12/01/28
    0


    1844335          B60/G01             F          267,300.00         ZZ
                                         360        267,058.36          1
    24802 CLARINGTON DRIVE             6.500          1,689.52         79
                                       6.250          1,689.52      340,000.00
    LAGUNA HILLS     CA   92653          2            10/19/98         00
    0431118579                           05           12/01/98          0
    255754                               O            11/01/28
    0
1




    1844339          B60/G01             F          292,500.00         ZZ
                                         360        292,266.09          1
    18941 MONTECITO DRIVE              7.125          1,970.63         74
                                       6.875          1,970.63      400,000.00
    YORBA LINDA      CA   92886          5            10/15/98         00
    0431118611                           05           12/01/98          0
    256225                               O            11/01/28
    0


    1844346          562/562             F          155,000.00         ZZ
                                         360        155,000.00          1
    406 WARBURTON AVENUE               7.625          1,097.09         68
                                       7.375          1,097.09      230,000.00
    HASTINGS ON HUD  NY   10706          1            11/23/98         00
    582189                               05           01/01/99          0
    582189                               O            12/01/28
    0


    1844356          077/077             F          252,000.00         ZZ
                                         360        251,803.42          1
    4362 MISTY MORNING LANE            7.250          1,719.08         80
                                       7.000          1,719.08      315,000.00
    LIBURN           GA   30047          1            10/30/98         00
    0000                                 05           12/01/98          0
    0000                                 O            11/01/28
    0


    1844373          593/593             F          253,800.00         ZZ
                                         360        253,412.56          1
    1154 EAST AVIARY PLACE             7.375          1,752.94         90
                                       7.125          1,752.94      282,755.00
    SALT LAKE CITY   UT   84117          1            09/22/98         12
    0007134919                           03           11/01/98         25
    0007134919                           O            10/01/28
    0


    1844380          664/G01             F          435,000.00         ZZ
                                         360        435,000.00          1
    52 MERCEDES WAY                    7.250          2,967.47         64
                                       7.000          2,967.47      690,000.00
    SAN FRANCISCO    CA   94127          5            11/02/98         00
    0431116185                           05           01/01/99          0
    2652485                              O            12/01/28
    0


    1844382          593/593             F          256,500.00         ZZ
                                         360        256,304.82          1
1


    3311 EAST 5300 NORTH               7.375          1,771.59         95
                                       7.125          1,771.59      270,000.00
    EDEN             UT   84310          1            10/16/98         12
    0006484125                           05           12/01/98         30
    0006484125                           O            11/01/28
    0


    1844384          811/G01             F          284,000.00         ZZ
                                         360        284,000.00          1
    3504 WOODFORD DRIVE                7.625          2,010.13         80
                                       7.375          2,010.13      355,000.00
    SAN JOSE         CA   95124          1            11/17/98         00
    0431115237                           05           01/01/99          0
    2207901                              O            12/01/28
    0


    1844391          665/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
    225 HIGHLANDS DRIVE                7.125          3,031.73         50
                                       6.875          3,031.73      900,000.00
    BRECKENRIDGE     CO   80424          1            11/18/98         00
    0431116920                           03           01/01/99          0
    9801226813                           O            12/01/28
    0


    1844397          313/G01             F          399,000.00         ZZ
                                         360        399,000.00          1
    820 E COCO PLUM CIRCLE             7.000          2,654.56         60
                                       6.750          2,654.56      675,000.00
    PLANTATION       FL   33324          2            11/13/98         00
    0431123934                           03           01/01/99          0
    6298392                              O            12/01/28
    0


    1844411          665/G01             F          251,950.00         ZZ
                                         360        251,950.00          1
    1273 BLACKFIELD DRIVE              7.250          1,718.74         90
                                       7.000          1,718.74      280,000.00
    SANTA CLARA      CA   95051          1            11/11/98         10
    0431117936                           05           01/01/99         25
    9801226220                           O            12/01/28
    0


    1844414          L49/G01             F          450,000.00         ZZ
                                         360        450,000.00          1
    5 MARISOL                          7.125          3,031.73         64
                                       6.875          3,031.73      710,000.00
    NEWPORT COAST A  CA   92657          1            11/18/98         00
    0431120138                           03           01/01/99          0
1


    10001206                             O            12/01/28
    0


    1844419          470/G01             F          260,000.00         ZZ
                                         360        259,792.08          1
    24801 CAMINO VILLA                 7.125          1,751.67         80
                                       6.875          1,751.67      325,000.00
    LAKE FOREST      CA   92630          1            10/26/98         00
    0431117845                           03           12/01/98          0
    01182273                             O            11/01/28
    0


    1844423          637/G01             F          340,000.00         ZZ
                                         360        339,734.77          1
    6877 CALLE ALTAMIRA                7.250          2,319.40         77
                                       7.000          2,319.40      445,000.00
    PLEASANTON       CA   94566          2            11/02/98         00
    0431122712                           05           12/01/98          0
    0010943231                           O            11/01/28
    0


    1844428          K08/G01             F           66,300.00         ZZ
                                         360         66,300.00          1
    675 TOWNSEND AVENUE                7.250            452.28         70
    UNIT #185                          7.000            452.28       94,750.00
    NEW HAVEN        CT   06510          1            11/13/98         00
    0411140536                           01           01/01/99          0
    411140536                            O            12/01/28
    0


    1844439          637/G01             F          385,000.00         ZZ
                                         360        385,000.00          1
    208 CLARENCE WAY                   7.125          2,593.82         70
                                       6.875          2,593.82      557,000.00
    FREMONT          CA   94539          2            11/03/98         00
    0431128925                           03           01/01/99          0
    0013428479                           O            12/01/28
    0


    1844442          E22/G01             F          466,000.00         ZZ
                                         360        466,000.00          1
    1024 CLUBHOUSE DRIVE               7.625          3,298.32         72
                                       7.375          3,298.32      650,000.00
    MANSFIELD        TX   76063          2            11/12/98         00
    0411052574                           05           01/01/99          0
    411052574                            O            12/01/28
    0


1


    1844460          637/G01             F          291,000.00         ZZ
                                         360        291,000.00          1
    45 LENOX ROAD                      7.500          2,034.72         71
                                       7.250          2,034.72      410,000.00
    KENSINGTON       CA   94707          2            11/04/98         00
    0431128909                           05           01/01/99          0
    0010141604                           O            12/01/28
    0


    1844466          893/G01             F          348,000.00         ZZ
                                         360        348,000.00          1
    1822 TANGLEWOOD WAY                7.000          2,315.25         80
                                       6.750          2,315.25      435,000.00
    PLEASANTON       CA   94566          1            11/20/98         00
    0431122126                           05           01/01/99          0
    98110311                             O            12/01/28
    0


    1844470          K08/G01             F          107,200.00         ZZ
                                         360        107,200.00          1
    2726 JON STREET                    8.000            786.60         80
                                       7.750            786.60      134,000.00
    COLORADO SPRING  CO   80907          2            11/13/98         00
    0411122096                           05           01/01/99          0
    411122096                            O            12/01/28
    0


    1844479          K08/G01             F           47,000.00         ZZ
                                         360         47,000.00          1
    150 MAGNOLIA LOOP                  7.875            340.78         79
                                       7.625            340.78       60,000.00
    PORT ORANGE      FL   32124          1            11/12/98         00
    0411137185                           09           01/01/99          0
    411137185                            O            12/01/28
    0


    1844500          K08/G01             F          245,350.00         ZZ
                                         360        245,350.00          1
    28403 NORTH CALEX DRIVE            6.875          1,611.77         80
                                       6.625          1,611.77      306,741.00
    VALENCIA AREA    CA   91354          1            11/13/98         00
    0411091200                           03           01/01/99          0
    411091200                            O            12/01/28
    0


    1844502          K08/G01             F          135,600.00         ZZ
                                         360        135,600.00          1
    5306 RAUBINGER ROAD                8.000            994.98         75
                                       7.750            994.98      182,000.00
1


    SWARTZ CREEK     MI   48473          5            11/16/98         00
    0411131204                           05           01/01/99          0
    411131204                            O            12/01/28
    0


    1844507          637/G01             F          257,800.00         ZZ
                                         360        257,800.00          1
    822 WHITHORN COURT                 7.125          1,736.85         59
                                       6.875          1,736.85      440,000.00
    LIVERMORE        CA   94550          2            11/05/98         00
    0431127653                           05           01/01/99          0
    0010146355                           O            12/01/28
    0


    1844508          K08/G01             F          159,200.00         ZZ
                                         360        159,200.00          1
    4 VIEW ROAD                        7.000          1,059.16         80
                                       6.750          1,059.16      199,000.00
    CALISTOGA        CA   94515          1            11/16/98         00
    0411058753                           05           01/01/99          0
    411058753                            O            12/01/28
    0


    1844517          K08/G01             F          471,250.00         ZZ
                                         360        471,250.00          1
    803 IRONBARK PLACE                 7.250          3,214.76         65
                                       7.000          3,214.76      725,000.00
    ORINDA           CA   94563          1            11/17/98         00
    0411160740                           03           01/01/99          0
    411160740                            O            12/01/28
    0


    1844525          K08/G01             F          354,150.00         ZZ
                                         360        354,150.00          1
    1325 ARENA DRIVE                   7.500          2,476.27         80
                                       7.250          2,476.27      442,718.00
    DAVIS            CA   95616          1            11/17/98         00
    0411108236                           03           01/01/99          0
    411108236                            O            12/01/28
    0


    1844528          K08/G01             F          190,000.00         ZZ
                                         360        190,000.00          1
    501 MOONDANCE STREET               7.250          1,296.13         80
                                       7.000          1,296.13      237,500.00
    THOUSAND OAKS    CA   91360          1            11/17/98         00
    0411130339                           05           01/01/99          0
    411130339                            O            12/01/28
    0
1




    1844531          K08/G01             F          259,000.00         ZZ
                                         360        259,000.00          1
    1170 MARKHAM WAY                   7.250          1,766.84         73
                                       7.000          1,766.84      356,000.00
    SACRAMENTO       CA   95818          2            11/03/98         00
    0411117955                           05           01/01/99          0
    411117955                            O            12/01/28
    0


    1844631          B60/G01             F          449,350.00         ZZ
                                         360        448,933.81          1
    15 DORCHESTER GREEN                6.375          2,803.36         64
                                       6.125          2,803.36      710,000.00
    LAGUNA NIGUEL    CA   92677          2            10/08/98         00
    0431119585                           05           12/01/98          0
    256992                               O            11/01/28
    0


    1844637          664/G01             F           40,250.00         ZZ
                                         360         40,221.59          1
    10119 PINEWOOD AVENUE NO 206       7.750            288.36         70
                                       7.500            288.36       57,500.00
    TUJUNGA          CA   91042          1            10/30/98         00
    0431120401                           01           12/01/98          0
    2801884                              O            11/01/28
    0


    1844651          637/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    1631 MARALISA COURT                7.375          1,933.89         76
                                       7.125          1,933.89      369,000.00
    LIVERMORE        CA   94550          2            11/04/98         00
    0431128875                           05           01/01/99          0
    0013431457                           O            12/01/28
    0


    1844655          637/G01             F          258,700.00         ZZ
                                         360        258,498.19          1
    3070 ADAMS WAY                     7.250          1,764.79         73
                                       7.000          1,764.79      355,000.00
    SANTA CLARA      CA   95051          2            10/15/98         00
    0431121383                           05           12/01/98          0
    0013431416                           O            11/01/28
    0


    1844666          637/G01             F          448,700.00         ZZ
                                         360        448,700.00          1
1


    4103 SUGAR MAPLE DRIVE             7.375          3,099.06         70
                                       7.125          3,099.06      641,000.00
    DANVILLE         CA   94506          2            11/05/98         00
    0431128933                           03           01/01/99          0
    0013436977                           O            12/01/28
    0


    1844674          637/G01             F          266,000.00         ZZ
                                         360        265,797.59          1
    1513 VALLEJO DRIVE                 7.375          1,837.20         67
                                       7.125          1,837.20      400,000.00
    SAN JOSE         CA   95130          2            10/30/98         00
    0431127638                           05           12/01/98          0
    0010943298                           O            11/01/28
    0


    1844683          637/G01             F          268,000.00         ZZ
                                         360        267,790.93          1
    592 ANTONIO COURT                  7.250          1,828.24         67
                                       7.000          1,828.24      400,000.00
    LAFAYETTE        CA   94549          2            10/27/98         00
    0431129022                           05           12/01/98          0
    0010152593                           O            11/01/28
    0


    1844689          637/G01             F          247,000.00         ZZ
                                         360        247,000.00          1
    105 PASEO LAURA                    7.000          1,643.30         50
                                       6.750          1,643.30      500,000.00
    LOS GATOS        CA   95030          2            11/03/98         00
    0431127620                           05           01/01/99          0
    0013433701                           O            12/01/28
    0


    1844980          B57/G01             F          146,000.00         ZZ
                                         360        146,000.00          1
    10019 SWINTON AVENUE               7.375          1,008.39         78
                                       7.125          1,008.39      187,500.00
    LOS ANGELES      CA   91343          1            11/11/98         00
    0431125319                           05           01/01/99          0
    9814320                              O            12/01/28
    0


    1844993          685/G01             F          251,200.00         ZZ
                                         360        251,200.00          1
    852 NORTH RED ROBIN STREET         7.750          1,799.63         80
                                       7.500          1,799.63      314,000.00
    ORANGE           CA   92869          1            11/17/98         00
    0431119544                           05           01/01/99          0
1


    116215                               O            12/01/28
    0


    1845027          811/G01             F          360,000.00         G
                                         360        360,000.00          1
    1551 OAK CANYON DRIVE              7.125          2,425.39         66
                                       6.875          2,425.39      550,000.00
    SAN JOSE         CA   95120          1            11/13/98         00
    0431124072                           05           01/01/99          0
    FM02203461                           O            12/01/28
    0


    1845042          069/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    4214 LENORE STREET                 7.375          1,933.90         80
                                       7.125          1,933.90      350,000.00
    TORRANCE         CA   90503          1            10/10/98         00
    0431126044                           05           01/01/99          0
    2304897                              O            12/01/28
    0


    1845043          B60/G01             F          264,000.00         ZZ
                                         360        263,772.70          1
    453 BURANO COURT                   6.750          1,712.30         74
                                       6.500          1,712.30      359,000.00
    AGOURA HILLS AR  CA   91301          2            10/07/98         00
    0431121839                           03           12/01/98          0
    256447                               O            11/01/28
    0


    1845065          069/G01             F          399,900.00         ZZ
                                         360        399,603.22          1
    9833 SAN CIRCLE                    7.500          2,796.16         56
    BEVERLY HILLS AREA                 7.250          2,796.16      720,000.00
    LOS ANGELES      CA   90210          2            10/22/98         00
    0431121540                           05           12/01/98          0
    23622972                             O            11/01/28
    0


    1845076          B57/G01             F          158,000.00         ZZ
                                         360        158,000.00          1
    2525 PINE VALLEY DRIVE             6.375            985.72         77
                                       6.125            985.72      206,000.00
    ALHAMBRA         CA   91803          1            11/16/98         00
    0431125673                           05           01/01/99          0
    9830758                              O            12/01/28
    0


1


    1845085          637/G01             F           75,000.00         ZZ
                                         360         75,000.00          1
    32 FLOYD ROAD                      7.500            524.41         75
                                       7.250            524.41      100,000.00
    DERRY            NH   03038          1            11/03/98         00
    0431122647                           05           01/01/99          0
    4245221                              O            12/01/28
    0


    1845094          B60/G01             F          291,300.00         ZZ
                                         360        291,300.00          1
    4314 WEST 176TH STREET             7.125          1,962.54         80
                                       6.875          1,962.54      365,000.00
    TORRANCE         CA   90504          2            11/10/98         00
    0431123207                           05           01/01/99          0
    258072                               O            12/01/28
    0


    1845103          B60/G01             F          239,850.00         ZZ
                                         360        239,658.20          1
    2330 EAGEL CREEK LANE              7.125          1,615.91         80
                                       6.875          1,615.91      300,000.00
    OXNARD           CA   93030          2            10/19/98         00
    0431123561                           05           12/01/98          0
    256212                               O            11/01/28
    0


    1845111          B60/G01             F          238,900.00         ZZ
                                         360        238,704.17          1
    6032 SOUTH HOLT AVENUE             7.000          1,589.41         64
                                       6.750          1,589.41      375,000.00
    LOS ANGELES      CA   90056          2            10/02/98         00
    0431123298                           05           12/01/98          0
    255524                               O            11/01/28
    0


    1845151          K08/G01             F          304,000.00         ZZ
                                         360        304,000.00          1
    1093 YELLOW SPRING                 7.875          2,204.21         80
                                       7.625          2,204.21      380,000.00
    WEST PIKELAND T  PA   19425          1            11/16/98         00
    0411107972                           05           01/01/99          0
    411107972                            O            12/01/28
    0


    1845186          665/G01             F          285,000.00         ZZ
                                         360        285,000.00          1
    1867 SAPRA STREET                  7.375          1,968.42         75
                                       7.125          1,968.42      385,000.00
1


    THOUSAND OAKS    CA   91362          1            11/17/98         00
    0431120724                           05           01/01/99          0
    9801224281                           O            12/01/28
    0


    1845200          A50/A50             F          316,800.00         ZZ
                                         360        316,800.00          1
    100 SWEET BAY DRIVE                7.500          2,215.11         90
                                       7.250          2,215.11      352,000.00
    KATHLEEN         GA   31047          2            10/28/98         14
    115437                               05           01/01/99         25
    115437                               O            12/01/28
    0


    1845311          601/G01             F          800,000.00         ZZ
                                         360        800,000.00          1
    22 POLO DR                         7.250          5,457.42         70
                                       7.000          5,457.42    1,150,000.00
    SOUTH BARRINGTO  IL   60010          1            11/11/98         00
    0431120286                           03           01/01/99          0
    21026679                             O            12/01/28
    0


    1845323          601/G01             F          407,500.00         ZZ
                                         360        407,174.12          1
    5 STAFFORD ROAD                    7.125          2,745.41         71
                                       6.875          2,745.41      575,000.00
    CHATHAM TOWNSHI  NJ   07928          2            10/16/98         00
    0431119403                           05           12/01/98          0
    1280824                              O            11/01/28
    0


    1845342          696/G01             F          278,400.00         ZZ
                                         360        278,400.00          1
    3605 ORLANDO PLACE                 6.875          1,828.89         80
                                       6.625          1,828.89      348,000.00
    ALEXANDER        VA   22305          1            11/23/98         00
    0431114636                           05           01/01/99          0
    7008251                              O            12/01/28
    0


    1845345          601/G01             F          261,000.00         ZZ
                                         360        260,801.40          1
    15251 HENRY ROAD                   7.375          1,802.66         77
                                       7.125          1,802.66      340,000.00
    ESCALON          CA   95320          2            10/22/98         00
    0431120278                           05           12/01/98          0
    12941688                             O            11/01/28
    0
1




    1845349          E82/G01             F          144,000.00         ZZ
                                         360        144,000.00          2
    42 CHARNWOOD ROAD                  7.500          1,006.87         59
                                       7.250          1,006.87      247,000.00
    SOMERVILLE       MA   02144          2            11/25/98         00
    0400152195                           05           01/01/99          0
    0400152195                           O            12/01/28
    0


    1845358          601/G01             F          252,000.00         ZZ
                                         360        251,793.44          2
    4248 LINDEN HILLS BOULEVARD        7.000          1,676.56         74
                                       6.750          1,676.56      345,000.00
    MINNEAPOLIS      MN   55410          2            10/30/98         00
    0431120229                           05           12/01/98          0
    1292734                              O            11/01/28
    0


    1845361          601/G01             F          262,400.00         ZZ
                                         360        262,179.55          1
    1118 COLONIAL LANE                 6.875          1,723.78         70
                                       6.625          1,723.78      375,000.00
    SAN JOSE         CA   95132          5            10/16/98         00
    0431119460                           05           12/01/98          0
    1282908                              O            11/01/28
    0


    1845364          601/G01             F          350,000.00         ZZ
                                         360        349,698.65          1
    31219 WHISTLER COURT               6.750          2,270.10         70
                                       6.500          2,270.10      500,000.00
    EVERGREEN        CO   80439          1            10/23/98         00
    0431120195                           03           12/01/98          0
    21054226                             O            11/01/28
    0


    1845367          601/G01             F          275,000.00         ZZ
                                         360        274,785.47          1
    35 CALAIS COURT                    7.250          1,875.99         94
                                       7.000          1,875.99      295,000.00
    LITTLE ROCK      AR   72223          1            10/23/98         12
    0431120112                           05           12/01/98         30
    9837313                              O            11/01/28
    0


    1845373          601/G01             F          324,000.00         ZZ
                                         360        323,727.80          1
1


    12880 NW CREEKVIEW DRIVE           6.875          2,128.45         74
                                       6.625          2,128.45      440,000.00
    PORTLAND         OR   97229          2            10/14/98         00
    0431119387                           03           12/01/98          0
    1282520                              O            11/01/28
    0


    1845380          601/G01             F          239,600.00         ZZ
                                         360        239,408.40          1
    3274 SAINT IGNATIUS PLACE          7.125          1,614.23         80
                                       6.875          1,614.23      299,500.00
    SANTA CLARA      CA   95051          1            10/12/98         00
    0431119775                           03           12/01/98          0
    1300464                              O            11/01/28
    0


    1845400          976/976             F          108,800.00         ZZ
                                         360        108,625.46          1
    1305 HILLSIDE COURT                7.125            733.01         80
                                       6.875            733.01      136,000.00
    CHESAPEAKE       VA   23322          1            09/28/98         00
    5158207                              05           11/01/98          0
    5158207                              O            10/01/28
    0


    1845402          976/976             F          244,000.00         ZZ
                                         360        243,823.40          1
    7 BEDMINSTER LANE                  7.625          1,727.02         95
                                       7.375          1,727.02      257,000.00
    JACKSON          NJ   08527          1            10/07/98         11
    5175179                              05           12/01/98         30
    5175179                              O            11/01/28
    0


    1845403          976/976             F          236,650.00         ZZ
                                         360        236,474.36          1
    624 EAST ROCKY KNOLL LANE          7.500          1,654.70         90
                                       7.250          1,654.70      262,948.00
    DRAPER           UT   84020          1            10/28/98         11
    5200344                              05           12/01/98         25
    5200344                              O            11/01/28
    0


    1845405          976/976             F          291,400.00         ZZ
                                         360        291,155.18          1
    2423 WEST JORDAN HAVEN COURT       6.875          1,914.30         90
                                       6.625          1,914.30      323,790.00
    SOUTH JORDAN     UT   84095          1            10/16/98         11
    5200644                              05           12/01/98         25
1


    5200644                              O            11/01/28
    0


    1845408          976/976             F          259,600.00         ZZ
                                         360        258,644.57          1
    83 LOCUST HILL ROAD                7.750          1,859.81         80
                                       7.500          1,859.81      324,500.00
    DARIEN           CT   06820          1            06/15/98         00
    5221487                              05           08/01/98          0
    5221487                              O            07/01/28
    0


    1845409          976/976             F          384,000.00         ZZ
                                         360        382,627.23          1
    7 CHARLES LANE                     7.750          2,751.03         80
                                       7.500          2,751.03      480,000.00
    RYE BROOK        NY   10573          1            06/12/98         00
    5221918                              05           08/01/98          0
    5221918                              O            07/01/28
    0


    1845410          976/976             F          650,000.00         ZZ
                                         360        648,147.09          1
    20 EAST RIDGE ROAD                 7.750          4,656.68         62
                                       7.500          4,656.68    1,050,000.00
    WACCABUC         NY   10597          2            07/09/98         00
    5221968                              05           09/01/98          0
    5221968                              O            08/01/28
    0


    1845417          976/976             F          283,900.00         ZZ
                                         360        283,488.44          1
    49 JOHN STREET                     7.375          1,960.83         85
                                       7.125          1,960.83      334,000.00
    ENGLEWOOD CLIFF  NJ   08732          1            10/15/98         04
    5266603                              05           12/01/98         12
    5266603                              O            11/01/28
    0


    1845418          976/976             F          238,500.00         ZZ
                                         360        238,318.51          1
    262 STEVENS COURT                  7.375          1,647.27         90
                                       7.125          1,647.27      265,000.00
    NEW MILFORD      NJ   07646          1            10/29/98         11
    5266635                              05           12/01/98         25
    5266635                              O            11/01/28
    0


1


    1845420          976/976             F          349,650.00         ZZ
                                         360        349,363.38          1
    17440 HIGHLANDER DRIVE             7.000          2,326.24         90
                                       6.750          2,326.24      388,516.00
    RAMONA           CA   92065          1            10/26/98         04
    5269612                              05           12/01/98         25
    5269612                              O            11/01/28
    0


    1845421          976/976             F          307,600.00         ZZ
                                         360        307,055.72          1
    11422 BEECH FERN COURT             6.625          1,969.60         80
                                       6.375          1,969.60      384,528.00
    SAN DIEGO        CA   92131          1            09/30/98         00
    5269625                              05           11/01/98          0
    5269625                              O            10/01/28
    0


    1845422          976/976             F          560,000.00         ZZ
                                         360        559,517.85          1
    1850 LYNDON ROAD                   6.750          3,632.15         80
                                       6.500          3,632.15      700,000.00
    SAN DIEGO        CA   92103          1            10/09/98         00
    5269649                              05           12/01/98          0
    5269649                              O            11/01/28
    0


    1845426          976/976             F          286,700.00         ZZ
                                         360        286,228.61          1
    11436 WILLS CREEK ROAD             7.000          1,907.43         80
                                       6.750          1,907.43      358,429.00
    SAN DIEGO        CA   92131          1            09/10/98         00
    5274137                              05           11/01/98          0
    5274137                              O            10/01/28
    0


    1845429          976/976             F          178,800.00         ZZ
                                         360        178,506.00          1
    5202 ALAMOSA PARK DRIVE            7.000          1,189.57         80
                                       6.750          1,189.57      223,500.00
    OCEANSIDE        CA   92057          1            09/11/98         00
    5292891                              05           11/01/98          0
    5292891                              O            10/01/28
    0


    1845433          976/976             F          263,000.00         ZZ
                                         360        262,556.82          1
    15946 GANTRY WAY                   6.875          1,727.73         89
                                       6.625          1,727.73      298,000.00
1


    RAMONA           CA   92065          1            09/25/98         11
    5312132                              05           11/01/98         25
    5312132                              O            10/01/28
    0


    1845434          976/976             F          288,000.00         ZZ
                                         360        287,526.46          1
    104 TIFFANY AVENUE                 7.000          1,916.08         80
                                       6.750          1,916.08      360,000.00
    SAN FRACISCO     CA   94110          1            09/23/98         00
    5327509                              05           11/01/98          0
    5327509                              O            10/01/28
    0


    1845435          976/976             F          276,000.00         ZZ
                                         360        275,568.08          1
    6811 EBONY OAKS PLACE              7.250          1,882.81         80
                                       7.000          1,882.81      345,000.00
    GRANITE BAY      CA   95746          1            09/10/98         00
    5327734                              05           11/01/98          0
    5327734                              O            10/01/28
    0


    1845437          976/976             F          412,000.00         ZZ
                                         360        411,662.28          1
    22 SHADY LANE                      7.000          2,741.05         80
                                       6.750          2,741.05      516,000.00
    CHAPPAQUA        NY   10514          1            10/30/98         00
    5332052                              05           12/01/98          0
    5332052                              O            11/01/28
    0


    1845438          976/976             F          300,000.00         ZZ
                                         360        299,478.10          1
    42-20 208TH STREET                 7.125          2,021.16         80
                                       6.875          2,021.16      375,000.00
    FLUSHING         NY   11361          1            09/22/98         00
    5333404                              05           11/01/98          0
    5333404                              O            10/01/28
    0


    1845439          976/976             F          233,750.00         ZZ
                                         360        233,354.21          1
    12404 TAMARAC DRIVE N.E.           7.500          1,634.42         85
                                       7.250          1,634.42      275,000.00
    ALBUQUERQUE      NM   87111          1            09/23/98         21
    5335860                              05           11/01/98         12
    5335860                              O            10/01/28
    0
1




    1845440          976/976             F          216,000.00         ZZ
                                         360        215,653.49          1
    7526 ELBA ROAD                     7.125          1,455.24         80
                                       6.875          1,455.24      270,000.00
    ALEXANDRIA       VA   22306          1            09/25/98         00
    5338870                              05           11/01/98          0
    5338870                              O            10/01/28
    0


    1845441          976/976             F          304,650.00         ZZ
                                         360        304,412.33          1
    808 FULTON AVENUE                  7.250          2,078.26         77
                                       7.000          2,078.26      400,000.00
    FALLS CHURCH     VA   22046          2            10/26/98         00
    5339172                              05           12/01/98          0
    5339172                              O            11/01/28
    0


    1845444          976/976             F          472,000.00         ZZ
                                         360        471,613.10          1
    231 LYNDHURST AVENUE               7.000          3,140.23         80
                                       6.750          3,140.23      590,000.00
    BELMONT          CA   94002          1            10/14/98         00
    5339971                              05           12/01/98          0
    5339971                              O            11/01/28
    0


    1845445          976/976             F          279,000.00         ZZ
                                         360        278,541.27          1
    2411 NORTH 29TH STREET             7.000          1,856.20         85
                                       6.750          1,856.20      329,000.00
    TACOMA           WA   98407          1            09/22/98         21
    5340445                              05           11/01/98         12
    5340445                              O            10/01/28
    0


    1845446          976/976             F          495,000.00         ZZ
                                         360        494,623.34          1
    1410 DRUMMOND CIRCLE               7.375          3,418.85         62
                                       7.125          3,418.85      810,000.00
    INVERNESS        IL   60010          5            10/16/98         00
    5342503                              05           12/01/98          0
    5342503                              O            11/01/28
    0


    1845449          976/976             F          327,200.00         ZZ
                                         360        326,736.63          1
1


    242 HILLCREST BOULEVARD            7.750          2,344.11         63
                                       7.500          2,344.11      520,000.00
    MILLBRAE         CA   94030          2            09/21/98         00
    5345761                              05           11/01/98          0
    5345761                              O            10/01/28
    0


    1845454          976/976             F          332,000.00         ZZ
                                         360        331,741.00          1
    1920 WEST MOUNTAIN STREET          7.250          2,264.83         80
                                       7.000          2,264.83      415,000.00
    GLENDALE         CA   91201          2            10/02/98         00
    5350543                              05           12/01/98          0
    5350543                              O            11/01/28
    0


    1845455          976/976             F          184,500.00         ZZ
                                         360        184,211.27          1
    11366 STARLIGHT DRIVE              7.250          1,258.62         80
                                       7.000          1,258.62      230,680.00
    RANCHO CUCAMONG  CA   91701          1            09/16/98         00
    5351337                              05           11/01/98          0
    5351337                              O            10/01/28
    0


    1845458          976/976             F          700,000.00         ZZ
                                         360        698,904.56          1
    10 NANCY LANE                      7.250          4,775.24         69
                                       7.000          4,775.24    1,022,500.00
    CHAPPAQUA        NY   10514          1            10/02/98         00
    5352863                              05           11/01/98          0
    5352863                              O            10/01/28
    0


    1845461          976/976             F          297,000.00         ZZ
                                         360        296,257.21          1
    598 YANKTON COLLEGE LANE           7.125          2,000.95         90
                                       6.875          2,000.95      330,000.00
    SAINT PAUL       MN   55112          2            09/25/98         11
    5355551                              05           11/01/98         25
    5355551                              O            10/01/28
    0


    1845468          976/976             F           88,400.00         ZZ
                                         360         88,271.63          1
    9940 QUEENS ROAD                   7.625            625.69         80
                                       7.375            625.69      110,500.00
    FRISCO           TX   75034          1            09/04/98         00
    5363921                              05           11/01/98          0
1


    5363921                              O            10/01/28
    0


    1845469          976/976             F          435,000.00         ZZ
                                         360        434,669.00          1
    380 CAPTAINS CT.                   7.375          3,004.44         75
                                       7.125          3,004.44      580,000.00
    WINNECONNE       WI   54986          5            10/09/98         00
    5366109                              05           12/01/98          0
    5366109                              O            11/01/28
    0


    1845472          976/976             F          544,000.00         ZZ
                                         360        543,575.63          1
    7332 PEA NECK ROAD                 7.250          3,711.04         80
                                       7.000          3,711.04      680,000.00
    ST. MICHAELS     MD   21663          1            10/16/98         00
    5366683                              05           12/01/98          0
    5366683                              O            11/01/28
    0


    1845473          976/976             F          496,000.00         ZZ
                                         360        495,593.42          1
    1213 PERRY WILLIAM DRIVE           7.000          3,299.91         80
                                       6.750          3,299.91      620,000.00
    MCLEAN           VA   22101          1            10/15/98         00
    5366748                              05           12/01/98          0
    5366748                              O            11/01/28
    0


    1845481          976/976             F          260,000.00         ZZ
                                         360        259,603.10          1
    5101 289TH AVENUE NORTHWE          7.375          1,795.76         69
                                       7.125          1,795.76      380,000.00
    ISANTI           MN   55040          5            09/25/98         00
    5373362                              05           11/01/98          0
    5373362                              O            10/01/28
    0


    1845484          976/976             F          253,500.00         ZZ
                                         360        253,131.88          1
    214 FAIRMONT AVENUE                7.625          1,794.26         64
                                       7.375          1,794.26      400,000.00
    SANTA CRUZ       CA   95062          2            09/18/98         00
    5378616                              05           11/01/98          0
    5378616                              O            10/01/28
    0


1


    1845485          976/976             F          381,600.00         ZZ
                                         360        381,309.63          1
    3260 CRYSTAL HEIGHTS DRIVE         7.375          2,635.62         80
                                       7.125          2,635.62      477,000.00
    SOQUEL           CA   95073          1            10/02/98         00
    5378685                              05           12/01/98          0
    5378685                              O            11/01/28
    0


    1845487          976/976             F          232,000.00         ZZ
                                         360        231,823.46          1
    6865 LAKEVIEW DRIVE                7.375          1,602.37         80
                                       7.125          1,602.37      290,000.00
    SALINAS          CA   93907          1            10/01/98         00
    5378720                              05           12/01/98          0
    5378720                              O            11/01/28
    0


    1845489          976/976             F          311,000.00         ZZ
                                         360        310,426.67          1
    8565 GREEN ISLAND CIRCLE           7.000          2,069.10         80
                                       6.750          2,069.10      390,000.00
    LONETREE         CO   80124          2            09/23/98         00
    5379982                              05           11/01/98          0
    5379982                              O            10/01/28
    0


    1845493          976/976             F          325,000.00         ZZ
                                         360        324,740.10          1
    281 SANDY HILL                     7.125          2,189.59         73
                                       6.875          2,189.59      450,000.00
    MIDDLEBURY       CT   06762          5            10/02/98         00
    5381150                              05           12/01/98          0
    5381150                              O            11/01/28
    0


    1845494          976/976             F          639,200.00         ZZ
                                         360        638,676.05          1
    86 STONEWALL CIRCLE WEST           7.000          4,252.62         80
                                       6.750          4,252.62      799,000.00
    WEST HARRISON    NY   10604          1            10/30/98         00
    5381168                              05           12/01/98          0
    5381168                              O            11/01/28
    0


    1845500          976/976             F          251,750.00         ZZ
                                         360        251,567.78          1
    17 VILLAGE DRIVE                   7.625          1,781.88         95
                                       7.375          1,781.88      265,000.00
1


    HUNTINGTON       NY   11743          2            10/02/98         11
    5381340                              05           12/01/98         30
    5381340                              O            11/01/28
    0


    1845501          976/976             F          252,000.00         ZZ
                                         360        251,803.41          1
    49 COOPER HILL ROAD                7.250          1,719.09         80
                                       7.000          1,719.09      315,000.00
    RIDGEFIELD       CT   06877          1            10/02/98         00
    5381395                              05           12/01/98          0
    5381395                              O            11/01/28
    0


    1845503          976/976             F          294,000.00         ZZ
                                         360        293,606.28          1
    227 DEVON DRIVE                    7.375          2,030.59         76
                                       7.125          2,030.59      390,000.00
    SAN RAFAEL       CA   94903          2            10/07/98         00
    5382834                              05           12/01/98          0
    5382834                              O            11/01/28
    0


    1845504          976/976             F          326,400.00         ZZ
                                         360        326,125.78          1
    2205 SHENANDOAH PLACE              6.875          2,144.22         76
                                       6.625          2,144.22      435,000.00
    DAVIS            CA   95616          2            10/07/98         00
    5382841                              05           12/01/98          0
    5382841                              O            11/01/28
    0


    1845505          976/976             F          450,000.00         ZZ
                                         360        443,194.56          1
    1965 MANZANITA DRIVE               7.000          2,993.87         66
                                       6.750          2,993.87      685,000.00
    OAKLAND          CA   94611          1            09/24/98         00
    5382878                              05           11/01/98          0
    5382878                              O            10/01/28
    0


    1845507          976/976             F          416,000.00         ZZ
                                         360        415,348.98          1
    4837 17TH STREET                   7.250          2,837.86         80
                                       7.000          2,837.86      520,000.00
    SAN FRANCISCO    CA   94117          1            09/24/98         00
    5382920                              05           11/01/98          0
    5382920                              O            10/01/28
    0
1




    1845508          976/976             F          340,000.00         ZZ
                                         360        339,493.76          1
    923 SAN CARLOS AVE                 7.500          2,377.33         73
                                       7.250          2,377.33      470,000.00
    EL GRANADA       CA   94019          2            09/22/98         00
    5382963                              05           11/01/98          0
    5382963                              O            10/01/28
    0


    1845509          976/976             F          424,600.00         ZZ
                                         360        423,918.89          1
    27815 BEN NEVIS WAY                7.125          2,860.61         80
                                       6.875          2,860.61      530,776.00
    YORBA LINDA      CA   92887          1            09/21/98         00
    5382978                              05           11/01/98          0
    5382978                              O            10/01/28
    0


    1845510          976/976             F          260,000.00         ZZ
                                         360        259,811.81          1
    2571 RIKKARD DRIVE                 7.625          1,840.27         80
                                       7.375          1,840.27      325,000.00
    THOUSAND OAKS    CA   91362          2            10/15/98         00
    5383316                              05           12/01/98          0
    5383316                              O            11/01/28
    0


    1845513          976/976             F          475,000.00         ZZ
                                         300        474,458.54          1
    413 HURLBUTT STREET                7.500          3,510.21         63
                                       7.250          3,510.21      755,000.00
    WILTON           CT   06897          5            10/22/98         00
    5383533                              05           12/01/98          0
    5383533                              O            11/01/23
    0


    1845514          976/976             F          288,000.00         ZZ
                                         360        287,752.03          1
    937 CORONADO DRIVE                 6.750          1,867.97         80
                                       6.500          1,867.97      360,000.00
    ARCADIA          CA   91007          1            10/05/98         00
    5384093                              05           12/01/98          0
    5384093                              O            11/01/28
    0


    1845515          976/976             F          288,000.00         ZZ
                                         360        287,758.04          1
1


    3399 VICKERS DRIVE                 6.875          1,891.96         80
                                       6.625          1,891.96      360,000.00
    GLENDALE         CA   91208          2            10/21/98         00
    5384127                              05           12/01/98          0
    5384127                              O            11/01/28
    0


    1845518          976/976             F          170,000.00         ZZ
                                         360        169,759.24          1
    3 EAST MEADOWBROOK DRIVE           7.750          1,217.91         90
                                       7.500          1,217.91      188,950.00
    GLOUCESTER       NJ   08021          1            09/30/98         11
    5385604                              05           11/01/98         25
    5385604                              O            10/01/28
    0


    1845520          976/976             F          240,000.00         ZZ
                                         360        239,812.77          1
    12320 OLD CANAL RD                 7.250          1,637.23         77
                                       7.000          1,637.23      312,000.00
    POTOMAC          MD   20854          2            10/23/98         00
    5385853                              05           12/01/98          0
    5385853                              O            11/01/28
    0


    1845521          976/976             F          300,000.00         ZZ
                                         360        299,747.96          1
    1798 TROY LANE                     6.875          1,970.79         80
                                       6.625          1,970.79      375,000.00
    OCEANSIDE        CA   92054          1            10/16/98         00
    5386570                              05           12/01/98          0
    5386570                              O            11/01/28
    0


    1845522          976/976             F          243,200.00         ZZ
                                         360        243,014.94          1
    5933 TULANE STREET                 7.375          1,679.73         80
                                       7.125          1,679.73      307,000.00
    SAN DIEGO        CA   92122          2            10/08/98         00
    5386593                              05           12/01/98          0
    5386593                              O            11/01/28
    0


    1845525          976/976             F          283,150.00         ZZ
                                         360        282,923.56          1
    4567 PEDLEY AVENUE                 7.125          1,907.64         90
                                       6.875          1,907.64      315,000.00
    NORCO            CA   91760          1            10/16/98         04
    5390079                              05           12/01/98         25
1


    5390079                              O            11/01/28
    0


    1845526          976/976             F          455,000.00         ZZ
                                         360        454,617.74          1
    6934 ROYAL HUNT RIDGE              6.875          2,989.03         76
                                       6.625          2,989.03      600,000.00
    RIVERSIDE        CA   92506          2            10/23/98         00
    5390100                              05           12/01/98          0
    5390100                              O            11/01/28
    0


    1845529          976/976             F          340,000.00         ZZ
                                         360        339,728.10          1
    7731 RIDGE DRIVE NORTHEAST         7.125          2,290.65         80
                                       6.875          2,290.65      425,000.00
    SEATTLE          WA   98115          2            10/09/98         00
    5390448                              05           12/01/98          0
    5390448                              O            11/01/28
    0


    1845530          976/976             F          325,000.00         ZZ
                                         360        324,752.70          1
    1560 9TH AVENUE NORTH              7.375          2,244.70         47
                                       7.125          2,244.70      700,000.00
    EDMONDS          WA   98020          5            10/15/98         00
    5390504                              05           12/01/98          0
    5390504                              O            11/01/28
    0


    1845531          976/976             F          256,500.00         ZZ
                                         360        256,098.59          1
    3904 SOUTHWEST TRENTON STREET      7.250          1,749.79         90
                                       7.000          1,749.79      285,000.00
    SEATTLE          WA   98136          1            09/24/98         21
    5390569                              05           11/01/98         25
    5390569                              O            10/01/28
    0


    1845533          976/976             F          322,500.00         ZZ
                                         360        322,031.68          1
    2 SARAH WAY                        7.625          2,282.64         75
                                       7.375          2,282.64      435,000.00
    HINGHAM          MA   02043          5            09/28/98         00
    5392261                              05           11/01/98          0
    5392261                              O            10/01/28
    0


1


    1845539          976/976             F          243,900.00         ZZ
                                         360        243,536.84          1
    242 DEDHAM AVENUE                  7.500          1,705.39         90
                                       7.250          1,705.39      271,000.00
    NEEDHAM          MA   02192          1            09/29/98         21
    5392472                              05           11/01/98         25
    5392472                              O            10/01/28
    0


    1845541          976/976             F          166,250.00         ZZ
                                         360        166,126.61          1
    863 METROPOLITAN AVENUE            7.500          1,162.45         95
                                       7.250          1,162.45      175,000.00
    HYDE PARK        MA   02136          2            10/06/98         04
    5392575                              05           12/01/98         30
    5392575                              O            11/01/28
    0


    1845547          976/976             F          297,500.00         ZZ
                                         360        297,057.04          1
    1612 FRANCIS AVENUE                7.500          2,080.17         85
                                       7.250          2,080.17      350,000.00
    BELMONT          CA   94002          1            09/18/98         04
    5393474                              05           11/01/98         12
    5393474                              O            10/01/28
    0


    1845548          976/976             F          360,000.00         ZZ
                                         360        359,739.44          1
    848 CASTLEBAY DRIVE                7.625          2,548.06         89
                                       7.375          2,548.06      405,000.00
    CINCINNATI       OH   45245          2            10/15/98         11
    5394478                              05           12/01/98         25
    5394478                              O            11/01/28
    0


    1845550          976/976             F          270,000.00         ZZ
                                         360        269,411.67          1
    9120 GLADSTONE CIRCLE              7.375          1,864.83         75
                                       7.125          1,864.83      360,000.00
    MAPLE GROVE      MN   55311          5            09/28/98         00
    5397061                              05           11/01/98          0
    5397061                              O            10/01/28
    0


    1845551          976/976             F          236,000.00         ZZ
                                         360        235,453.43          1
    233 LOS BANOS AVENUE               7.500          1,650.15         79
                                       7.250          1,650.15      300,000.00
1


    WALNUT CREEK     CA   94598          2            09/25/98         00
    5397082                              05           11/01/98          0
    5397082                              O            10/01/28
    0


    1845552          976/976             F          291,000.00         ZZ
                                         360        290,154.85          1
    1915 SPRING DRIVE                  7.625          2,059.68         73
                                       7.375          2,059.68      400,000.00
    ROANOKE          TX   76262          2            09/24/98         00
    5397122                              05           11/01/98          0
    5397122                              O            10/01/28
    0


    1845553          976/976             F          251,100.00         ZZ
                                         360        250,726.13          1
    4185 MIDDLESEX DRIVE               7.500          1,755.73         73
                                       7.250          1,755.73      348,000.00
    SAN DIEGO        CA   92116          2            09/15/98         00
    5397219                              05           11/01/98          0
    5397219                              O            10/01/28
    0


    1845554          976/976             F          324,300.00         ZZ
                                         360        324,065.28          1
    519 CHIMNEYSWEEP HILL ROAD         7.625          2,295.38         77
                                       7.375          2,295.38      425,000.00
    GLASTONBURY      CT   06033          2            10/23/98         00
    5397324                              05           12/01/98          0
    5397324                              O            11/01/28
    0


    1845555          976/976             F          284,300.00         ZZ
                                         360        283,832.56          1
    1501 MELBA COURT                   7.000          1,891.46         52
                                       6.750          1,891.46      550,000.00
    MOUNTAIN VIEW    CA   94040          2            09/23/98         00
    5397344                              05           11/01/98          0
    5397344                              O            10/01/28
    0


    1845556          976/976             F          420,450.00         ZZ
                                         360        419,360.95          1
    120 LOS ALTOS AVENUE               7.500          2,939.85         57
                                       7.250          2,939.85      750,000.00
    LOS ALTOS        CA   94022          2            09/23/98         00
    5397359                              05           11/01/98          0
    5397359                              O            10/01/28
    0
1




    1845557          976/976             F          338,800.00         ZZ
                                         336        337,728.42          1
    30 VILLAGE HILL DRIVE              7.750          2,472.35         60
                                       7.500          2,472.35      565,000.00
    TOWN OF HUNTING  NY   11746          2            09/24/98         00
    5397399                              05           11/01/98          0
    5397399                              O            10/01/26
    0


    1845558          976/976             F          240,000.00         ZZ
                                         360        239,803.27          1
    4300 EARNSCLIFF AVENUE             7.000          1,596.73         80
                                       6.750          1,596.73      300,000.00
    FAIR OAKS        CA   95628          2            10/07/98         00
    5397661                              05           12/01/98          0
    5397661                              O            11/01/28
    0


    1845559          976/976             F          256,000.00         ZZ
                                         360        255,628.24          1
    1800 ALDER DR                      7.625          1,811.96         80
                                       7.375          1,811.96      323,000.00
    WEST BLOOMFIELD  MI   48324          2            09/25/98         00
    5399452                              05           11/01/98          0
    5399452                              O            10/01/28
    0


    1845562          976/976             F          356,000.00         ZZ
                                         360        355,715.31          1
    2725 WHITECHAPEL PLACE             7.125          2,398.44         80
                                       6.875          2,398.44      445,000.00
    THOUSAND OAKS    CA   91362          1            10/23/98         00
    5400440                              05           12/01/98          0
    5400440                              O            11/01/28
    0


    1845567          976/976             F          322,000.00         ZZ
                                         360        321,591.17          1
    22233 CIRCLE J RANCH ROAD          7.625          2,279.10         65
                                       7.375          2,279.10      497,000.00
    SANTA CLARITA    CA   91350          2            10/14/98         00
    5402389                              05           12/01/98          0
    5402389                              O            11/01/28
    0


    1845568          976/976             F          384,000.00         ZZ
                                         360        383,685.23          1
1


    635 SAN FERNANDO AVENUE            7.000          2,554.77         80
                                       6.750          2,554.77      480,000.00
    BERKELEY         CA   94707          1            10/01/98         00
    5402455                              05           12/01/98          0
    5402455                              O            11/01/28
    0


    1845569          976/976             F          304,500.00         ZZ
                                         360        303,632.71          1
    23261 MORA HEIGHTS WAY             7.375          2,103.11         28
                                       7.125          2,103.11    1,100,000.00
    LOS ALTOS HILLS  CA   94024          2            09/16/98         00
    5402482                              05           11/01/98          0
    5402482                              O            10/01/28
    0


    1845571          976/976             F          244,000.00         ZZ
                                         360        243,818.91          1
    2145 BONNIE BRAE AVENUE            7.500          1,706.09         80
                                       7.250          1,706.09      305,000.00
    CLAREMONT        CA   91711          2            10/19/98         00
    5402608                              05           12/01/98          0
    5402608                              O            11/01/28
    0


    1845573          976/976             F          275,000.00         ZZ
                                         360        274,545.49          1
    2980 CASCO POINT ROAD              7.250          1,875.99         75
                                       7.000          1,875.99      367,000.00
    ORONO            MN   55391          5            09/23/98         00
    5404450                              05           11/01/98          0
    5404450                              O            10/01/28
    0


    1845574          976/976             F          261,250.00         ZZ
                                         360        261,013.82          1
    8026 ORCHID LANE NORTH             6.500          1,651.28         95
                                       6.250          1,651.28      275,000.00
    MAPLE GROVE      MN   55311          1            10/30/98         04
    5404626                              05           12/01/98         30
    5404626                              O            11/01/28
    0


    1845575          976/976             F          291,000.00         ZZ
                                         360        290,767.28          1
    5190 GRANDE VISTA DRIVE            7.125          1,960.53         59
                                       6.875          1,960.53      500,000.00
    WHITTIER         CA   90601          2            10/06/98         00
    5406416                              05           12/01/98          0
1


    5406416                              O            11/01/28
    0


    1845576          976/976             F          350,000.00         ZZ
                                         360        349,452.27          1
    421 SOUTH FAIRVIEW STREET          7.250          2,387.62         56
                                       7.000          2,387.62      635,000.00
    BURBANK          CA   91505          5            09/23/98         00
    5406669                              05           11/01/98          0
    5406669                              O            10/01/28
    0


    1845577          976/976             F          344,000.00         ZZ
                                         360        343,434.39          1
    3418 AYARS CANYON WAY              7.000          2,288.65         46
                                       6.750          2,288.65      750,000.00
    GLENDALE         CA   91208          2            09/23/98         00
    5406705                              05           11/01/98          0
    5406705                              O            10/01/28
    0


    1845578          976/976             F          340,000.00         ZZ
                                         360        339,506.27          1
    5647 WHITFIELD DRIVE               7.625          2,406.50         80
                                       7.375          2,406.50      425,000.00
    TROY             MI   48098          1            09/30/98         00
    5407213                              05           11/01/98          0
    5407213                              O            10/01/28
    0


    1845582          976/976             F          333,600.00         ZZ
                                         360        333,115.56          1
    17362 EL CAJON AVENUE              7.625          2,361.20         79
                                       7.375          2,361.20      425,000.00
    YORBA LINDA      CA   92686          2            09/10/98         00
    5409740                              05           11/01/98          0
    5409740                              O            10/01/28
    0


    1845583          976/976             F          348,000.00         ZZ
                                         360        347,481.85          1
    500 SOUTH FAIRMONT CIRCLE          7.500          2,433.27         80
                                       7.250          2,433.27      435,000.00
    ANAHEIM          CA   92807          2            09/10/98         00
    5409742                              05           11/01/98          0
    5409742                              O            10/01/28
    0


1


    1845584          976/976             F          329,000.00         ZZ
                                         360        328,485.13          1
    2001 HILLSBORO AVENUE              7.250          2,244.37         80
                                       7.000          2,244.37      415,000.00
    LOS ANGELES      CA   90034          2            09/11/98         00
    5409815                              05           11/01/98          0
    5409815                              O            10/01/28
    0


    1845585          976/976             F          310,000.00         ZZ
                                         360        309,538.42          1
    2117 BELMONT LANE                  7.500          2,167.57         78
                                       7.250          2,167.57      400,000.00
    REDONDO BEACH    CA   90278          2            09/15/98         00
    5409861                              05           11/01/98          0
    5409861                              O            10/01/28
    0


    1845586          976/976             F          275,000.00         ZZ
                                         360        274,780.08          1
    2733 PUENTE STREET                 7.125          1,852.73         75
                                       6.875          1,852.73      367,000.00
    FULLERTON        CA   92835          2            09/23/98         00
    5409876                              05           11/01/98          0
    5409876                              O            10/01/28
    0


    1845587          976/976             F          292,000.00         ZZ
                                         360        291,554.24          1
    225 PARKVIEW DRIVE                 7.375          2,016.77         80
                                       7.125          2,016.77      365,000.00
    AGOURA AREA      CA   91301          2            09/02/98         00
    5409887                              05           11/01/98          0
    5409887                              O            10/01/28
    0


    1845588          976/976             F          642,000.00         ZZ
                                         360        640,247.64          1
    2269 APPLEWOOD LANE                7.500          4,488.96         76
                                       7.250          4,488.96      850,000.00
    CAMARILLO        CA   93012          2            09/15/98         00
    5409888                              05           11/01/98          0
    5409888                              O            10/01/28
    0


    1845589          976/976             F          215,000.00         ZZ
                                         360        214,196.30          1
    5448 LEMONA AVENUE                 7.375          1,484.96         69
                                       7.125          1,484.96      315,000.00
1


    VAN NUYS         CA   91411          2            09/08/98         00
    5409954                              05           11/01/98          0
    5409954                              O            10/01/28
    0


    1845590          976/976             F          405,700.00         ZZ
                                         360        405,080.69          1
    1181 LAUREL STREET                 7.375          2,802.07         76
                                       7.125          2,802.07      535,000.00
    PASADENA         CA   91103          2            09/04/98         00
    5409981                              05           11/01/98          0
    5409981                              O            10/01/28
    0


    1845591          976/976             F          297,000.00         ZZ
                                         360        296,557.78          1
    11221 WEATHERBY                    7.500          2,076.67         68
                                       7.250          2,076.67      440,000.00
    LOS ALAMITOS     CA   90720          2            09/11/98         00
    5410037                              05           11/01/98          0
    5410037                              O            10/01/28
    0


    1845592          976/976             F          239,300.00         ZZ
                                         360        238,681.19          1
    5257 HANOVER DRIVE                 7.125          1,612.21         75
                                       6.875          1,612.21      323,000.00
    CYPRESS          CA   90630          2            09/24/98         00
    5410132                              05           11/01/98          0
    5410132                              O            10/01/28
    0


    1845594          976/976             F          441,200.00         ZZ
                                         360        440,838.35          1
    44 AUSTIN LANE                     7.000          2,935.32         79
                                       6.750          2,935.32      559,000.00
    ALAMO            CA   94507          1            10/01/98         00
    5413843                              05           12/01/98          0
    5413843                              O            11/01/28
    0


    1845595          976/976             F          282,000.00         ZZ
                                         360        281,580.11          1
    2184 ORION COURT                   7.500          1,971.79         80
                                       7.250          1,971.79      352,500.00
    LIVERMORE        CA   94550          2            09/18/98         00
    5416044                              05           11/01/98          0
    5416044                              O            10/01/28
    0
1




    1845597          976/976             F          260,000.00         ZZ
                                         360        259,593.12          1
    1268 SANDRA DRIVE                  7.250          1,773.66         73
                                       7.000          1,773.66      360,000.00
    SAN JOSE         CA   95125          1            09/14/98         00
    5416127                              05           11/01/98          0
    5416127                              O            10/01/28
    0


    1845598          976/976             F          258,900.00         ZZ
                                         360        258,703.00          1
    3124 PARK ESTATES WAY              7.375          1,788.16         64
                                       7.125          1,788.16      405,000.00
    SAN JOSE         CA   95135          2            10/01/98         00
    5416136                              05           12/01/98          0
    5416136                              O            11/01/28
    0


    1845599          976/976             F          353,000.00         ZZ
                                         360        352,433.74          1
    7458 KINGSBURY PLACE               7.125          2,378.23         59
                                       6.875          2,378.23      603,000.00
    CUPERTINO        CA   95014          1            09/17/98         00
    5416364                              05           11/01/98          0
    5416364                              O            10/01/28
    0


    1845600          976/976             F          372,000.00         ZZ
                                         360        371,417.85          1
    715 10TH AVENUE                    7.250          2,537.70         80
                                       7.000          2,537.70      465,000.00
    SAN FRANCISCO    CA   94118          1            09/15/98         00
    5416418                              05           11/01/98          0
    5416418                              O            10/01/28
    0


    1845601          976/976             F          265,000.00         ZZ
                                         360        264,788.08          1
    860 TASSASARA DRIVE                7.125          1,785.36         70
                                       6.875          1,785.36      380,000.00
    MILPITAS         CA   95035          2            10/05/98         00
    5416440                              05           12/01/98          0
    5416440                              O            11/01/28
    0


    1845602          976/976             F          460,000.00         ZZ
                                         360        459,243.66          1
1


    3737 RED OAK WAY                   7.000          3,060.40         80
                                       6.750          3,060.40      575,000.00
    REDWOOD CITY     CA   94061          1            09/17/98         00
    5416504                              05           11/01/98          0
    5416504                              O            10/01/28
    0


    1845603          976/976             F          507,000.00         ZZ
                                         360        506,226.05          1
    16 MORAGA VIA                      7.375          3,501.73         43
                                       7.125          3,501.73    1,200,000.00
    ORINDA           CA   94563          2            09/28/98         00
    5416685                              05           11/01/98          0
    5416685                              O            10/01/28
    0


    1845604          976/976             F          298,400.00         ZZ
                                         360        298,149.30          1
    615 MALARIN AVENUE                 6.875          1,960.28         80
                                       6.625          1,960.28      373,000.00
    SANTA CLARA      CA   95050          1            10/01/98         00
    5416762                              05           12/01/98          0
    5416762                              O            11/01/28
    0


    1845606          976/976             F          699,000.00         ZZ
                                         360        698,454.71          1
    5 PATTON PLACE                     7.250          4,768.42         63
                                       7.000          4,768.42    1,125,000.00
    HILLSBOROUGH     CA   94010          2            10/22/98         00
    5416837                              05           12/01/98          0
    5416837                              O            11/01/28
    0


    1845607          976/976             F          921,000.00         ZZ
                                         360        920,281.53          1
    77 REBECCA LANE                    7.250          6,282.85         65
                                       7.000          6,282.85    1,435,000.00
    ATHERTON         CA   94027          2            10/21/98         00
    5416838                              05           12/01/98          0
    5416838                              O            11/01/28
    0


    1845608          976/976             F          420,000.00         ZZ
                                         360        419,672.35          1
    1525 JOSEPHINE STREET              7.250          2,865.15         80
                                       7.000          2,865.15      525,000.00
    BERKELEY         CA   94703          1            10/24/98         00
    5416857                              05           12/01/98          0
1


    5416857                              O            11/01/28
    0


    1845613          976/976             F          279,000.00         ZZ
                                         360        278,782.35          1
    172 JUANITA AVENUE                 7.250          1,903.28         73
                                       7.000          1,903.28      385,000.00
    PACIFICA         CA   94044          2            10/22/98         00
    5416997                              05           12/01/98          0
    5416997                              O            11/01/28
    0


    1845614          976/976             F          298,500.00         ZZ
                                         360        298,265.63          1
    2136 STEWART AVENUE                7.500          2,087.16         75
                                       7.250          2,087.16      398,000.00
    WALNUT CREEK     CA   94596          1            10/14/98         00
    5417194                              05           12/01/98          0
    5417194                              O            11/01/28
    0


    1845617          976/976             F          250,000.00         ZZ
                                         240        249,534.48          1
    9985 SPRINGSTONE RD                7.250          1,975.94         42
                                       7.000          1,975.94      600,000.00
    MCCORDSVILLE     IN   46055          5            10/09/98         00
    5419405                              05           12/01/98          0
    5419405                              O            11/01/18
    0


    1845619          976/976             F          285,000.00         ZZ
                                         360        284,783.13          1
    4035 COSTADO ROAD                  7.375          1,968.43         59
                                       7.125          1,968.43      485,000.00
    PEBBLE BEACH     CA   93953          2            10/08/98         00
    5422549                              05           12/01/98          0
    5422549                              O            11/01/28
    0


    1845620          976/976             F          279,200.00         ZZ
                                         360        278,752.11          1
    18745 HACIENDA LANE                7.125          1,881.03         80
                                       6.875          1,881.03      349,000.00
    YORBA LINDA      CA   92886          1            09/24/98         00
    5422757                              05           11/01/98          0
    5422757                              O            10/01/28
    0


1


    1845621          976/976             F          399,200.00         ZZ
                                         360        398,872.78          1
    371 CANTERBURY COURT               7.000          2,655.89         80
                                       6.750          2,655.89      499,000.00
    UPLAND           CA   91786          1            10/27/98         00
    5422759                              05           12/01/98          0
    5422759                              O            11/01/28
    0


    1845623          976/976             F          269,500.00         ZZ
                                         360        268,828.96          1
    149 COUNTRY WAY                    7.500          1,884.39         77
                                       7.250          1,884.39      350,000.00
    MADISON          CT   06443          2            09/24/98         00
    5424204                              05           11/01/98          0
    5424204                              O            10/01/28
    0


    1845625          976/976             F          461,500.00         ZZ
                                         360        461,148.83          1
    19706 SOMERVILLE COURT             7.375          3,187.47         58
                                       7.125          3,187.47      800,000.00
    SARATOGA         CA   95070          2            10/08/98         00
    5424891                              05           12/01/98          0
    5424891                              O            11/01/28
    0


    1845627          976/976             F          238,500.00         ZZ
                                         360        238,309.27          1
    1 ATLANTA DRIVE                    7.125          1,606.82         90
                                       6.875          1,606.82      265,000.00
    EVESHAM          NJ   08050          1            10/30/98         11
    5425284                              05           12/01/98         25
    5425284                              O            11/01/28
    0


    1845628          976/976             F          332,000.00         ZZ
                                         360        331,517.88          1
    1079 MOUNT  EYRE ROAD              7.625          2,349.88         80
                                       7.375          2,349.88      420,000.00
    WASHINGTON CROS  PA   18977          2            09/23/98         00
    5425330                              05           11/01/98          0
    5425330                              O            10/01/28
    0


    1845632          976/976             F          268,000.00         ZZ
                                         360        267,785.68          1
    19960 VINTAGE STREET               7.125          1,805.57         80
                                       6.875          1,805.57      335,000.00
1


    CHATSWORTH       CA   91311          1            10/13/98         00
    5425898                              05           12/01/98          0
    5425898                              O            11/01/28
    0


    1845637          976/976             F          369,000.00         ZZ
                                         360        368,719.21          1
    21880 HEATHERIDGE DRIVE            7.375          2,548.60         71
                                       7.125          2,548.60      525,000.00
    YORBA LINDA      CA   92887          2            10/09/98         00
    5428003                              05           12/01/98          0
    5428003                              O            11/01/28
    0


    1845638          976/976             F          266,000.00         T
                                         360        264,802.58          1
    309 22ND STREET                    7.500          1,859.92         62
                                       7.250          1,859.92      430,000.00
    HUNTINGTON BEAC  CA   92648          2            10/09/98         00
    5428004                              05           12/01/98          0
    5428004                              O            11/01/28
    0


    1845639          976/976             F          232,000.00         ZZ
                                         360        231,636.94          1
    402 TEMMERA LANE                   7.250          1,582.65         80
                                       7.000          1,582.65      290,000.00
    GLENDORA         CA   91740          1            09/23/98         00
    5428132                              05           11/01/98          0
    5428132                              O            10/01/28
    0


    1845640          976/976             F          320,000.00         ZZ
                                         360        319,523.54          1
    645 BEACH COMBER DRIVE             7.500          2,237.49         80
                                       7.250          2,237.49      400,000.00
    SEAL BEACH       CA   90740          2            09/17/98         00
    5428172                              05           11/01/98          0
    5428172                              O            10/01/28
    0


    1845641          976/976             F          340,700.00         ZZ
                                         360        340,166.83          1
    2164 ROCKINGHORSE ROAD             7.250          2,324.18         90
                                       7.000          2,324.18      379,000.00
    RANCHO PALOS VE  CA   90275          1            09/28/98         04
    5428237                              05           11/01/98         25
    5428237                              O            10/01/28
    0
1




    1845644          976/976             F          289,000.00         ZZ
                                         360        288,785.52          1
    68 ROSS AVENUE                     7.500          2,020.73         53
                                       7.250          2,020.73      555,000.00
    SAN ANSELMO      CA   94960          2            10/15/98         00
    5428295                              05           12/01/98          0
    5428295                              O            11/01/28
    0


    1845646          976/976             F          392,900.00         ZZ
                                         360        392,314.99          1
    1125 ESSEX LANE                    7.500          2,747.22         69
                                       7.250          2,747.22      570,000.00
    NEWPORT BEACH    CA   92660          2            09/30/98         00
    5428329                              05           11/01/98          0
    5428329                              O            10/01/28
    0


    1845647          976/976             F          280,000.00         ZZ
                                         360        279,770.48          1
    11712 PINE STREET                  7.000          1,862.85         79
                                       6.750          1,862.85      355,000.00
    LOS ALAMITOS     CA   90720          2            10/15/98         00
    5428337                              05           12/01/98          0
    5428337                              O            11/01/28
    0


    1845648          976/976             F          273,000.00         ZZ
                                         360        272,289.19          1
    9317 GRIPPO RIVER AVENUE           7.375          1,885.55         78
                                       7.125          1,885.55      350,000.00
    FOUNTAIN VALLEY  CA   92708          2            09/24/98         00
    5428370                              05           11/01/98          0
    5428370                              O            10/01/28
    0


    1845649          976/976             F          264,800.00         ZZ
                                         360        264,582.94          1
    1067 SOUTH MATTHEW WAY             7.000          1,761.73         80
                                       6.750          1,761.73      331,000.00
    ANAHEIM HILLS    CA   92808          1            10/06/98         00
    5428378                              05           12/01/98          0
    5428378                              O            11/01/28
    0


    1845650          976/976             F          345,800.00         ZZ
                                         360        345,543.36          1
1


    622 CAMINO DE ENCANTO              7.500          2,417.89         79
                                       7.250          2,417.89      442,000.00
    REDONDO BEACH    CA   90277          2            10/15/98         00
    5428384                              05           12/01/98          0
    5428384                              O            11/01/28
    0


    1845651          976/976             F          340,000.00         ZZ
                                         360        339,747.67          1
    3213 RAMONA STREET                 7.500          2,377.33         72
                                       7.250          2,377.33      475,000.00
    PALO ALTO        CA   94306          2            10/06/98         00
    5428394                              05           12/01/98          0
    5428394                              O            11/01/28
    0


    1845652          976/976             F          348,700.00         ZZ
                                         360        348,441.22          1
    11 LA PLAZA                        7.500          2,438.16         75
                                       7.250          2,438.16      465,000.00
    ORINDA           CA   94563          5            10/08/98         00
    5428463                              05           12/01/98          0
    5428463                              O            11/01/28
    0


    1845653          976/976             F          248,500.00         ZZ
                                         360        248,194.12          1
    21913 PALOS VERDES                 6.875          1,632.47         56
                                       6.625          1,632.47      445,000.00
    TORRANCE         CA   90503          2            10/07/98         00
    5428494                              05           12/01/98          0
    5428494                              O            11/01/28
    0


    1845654          976/976             F          413,200.00         ZZ
                                         360        412,844.24          1
    29109 WHITES POINT DRIVE           6.750          2,680.01         80
                                       6.500          2,680.01      516,500.00
    RANCHO PALOS VE  CA   90275          1            10/26/98         00
    5428505                              05           12/01/98          0
    5428505                              O            11/01/28
    0


    1845656          976/976             F          394,400.00         ZZ
                                         360        394,114.54          1
    377 CLIFFHOLLOW COURT              7.625          2,791.54         80
                                       7.375          2,791.54      493,000.00
    SIMI VALLEY      CA   93065          1            10/19/98         00
    5428549                              05           12/01/98          0
1


    5428549                              O            11/01/28
    0


    1845657          976/976             F          324,000.00         ZZ
                                         360        323,771.32          1
    7123 EAST SUFFOLK CIRCLE           7.750          2,321.18         90
                                       7.500          2,321.18      360,000.00
    ORANGE           CA   92869          1            10/14/98         04
    5428552                              05           12/01/98         25
    5428552                              O            11/01/28
    0


    1845658          976/976             F          320,000.00         ZZ
                                         360        319,756.50          1
    1155 WEST IOWA AVENUE              7.375          2,210.17         80
                                       7.125          2,210.17      400,000.00
    SUNNYVALE        CA   94086          2            10/14/98         00
    5428555                              05           12/01/98          0
    5428555                              O            11/01/28
    0


    1845659          976/976             F          239,000.00         ZZ
                                         360        238,822.62          1
    29311 CANYON RIM PLACE             7.500          1,671.13         78
                                       7.250          1,671.13      310,000.00
    CANYON COUNTRY   CA   91351          2            10/22/98         00
    5428564                              05           12/01/98          0
    5428564                              O            11/01/28
    0


    1845660          976/976             F          254,000.00         ZZ
                                         360        253,791.80          1
    851 FOXRIDGE WAY                   7.000          1,689.87         72
                                       6.750          1,689.87      355,000.00
    SAN JOSE         CA   95133          2            10/06/98         00
    5428577                              05           12/01/98          0
    5428577                              O            11/01/28
    0


    1845667          976/976             F          332,900.00         ZZ
                                         360        332,404.33          1
    860 CALLE JON                      7.500          2,327.69         72
                                       7.250          2,327.69      465,000.00
    THOUSAND OAKS A  CA   91360          2            09/22/98         00
    5430420                              05           11/01/98          0
    5430420                              O            10/01/28
    0


1


    1845668          976/976             F          369,000.00         ZZ
                                         360        368,450.57          1
    4630 ABARGO STREET                 7.500          2,580.11         77
                                       7.250          2,580.11      480,000.00
    LOS ANGELES      CA   91364          2            09/21/98         00
    5430432                              05           11/01/98          0
    5430432                              O            10/01/28
    0


    1845669          976/976             F          393,450.00         ZZ
                                         360        393,150.61          1
    8346 DELGANY AVENUE                7.375          2,717.47         61
                                       7.125          2,717.47      650,000.00
    PLAYA DEL REY A  CA   90293          2            10/02/98         00
    5430475                              05           12/01/98          0
    5430475                              O            11/01/28
    0


    1845670          976/976             F          238,000.00         ZZ
                                         360        237,645.62          1
    28955 BARDELL DRIVE                7.500          1,664.14         80
                                       7.250          1,664.14      300,000.00
    AGOURA HILLS     CA   91301          2            09/22/98         00
    5430621                              05           11/01/98          0
    5430621                              O            10/01/28
    0


    1845672          976/976             F          360,875.00         ZZ
                                         360        360,281.64          1
    5612 NEWINGTON ROAD                7.000          2,400.92         75
                                       6.750          2,400.92      482,000.00
    BETHESDA         MD   20816          5            09/22/98         00
    5432671                              05           11/01/98          0
    5432671                              O            10/01/28
    0


    1845675          976/976             F          196,800.00         ZZ
                                         360        196,653.94          1
    9045 OAK AVENUE                    7.500          1,376.06         80
                                       7.250          1,376.06      246,000.00
    ORANGEVALE       CA   95662          1            10/28/98         00
    5433030                              05           12/01/98          0
    5433030                              O            11/01/28
    0


    1845676          976/976             F          259,300.00         ZZ
                                         360        258,884.03          1
    4905 TIVERTON COURT                7.125          1,746.96         80
                                       6.875          1,746.96      324,145.00
1


    ROCKLIN          CA   95677          1            09/11/98         00
    5433091                              05           11/01/98          0
    5433091                              O            10/01/28
    0


    1845677          976/976             F          285,600.00         ZZ
                                         360        285,260.06          1
    1583 SHAW DRIVE                    6.875          1,876.19         80
                                       6.625          1,876.19      357,000.00
    SAN JOSE         CA   95118          1            10/06/98         00
    5433118                              05           12/01/98          0
    5433118                              O            11/01/28
    0


    1845678          976/976             F          350,000.00         ZZ
                                         360        349,478.86          1
    2728 WALTHAM CROSS                 7.500          2,447.26         47
                                       7.250          2,447.26      750,000.00
    BELMONT          CA   94002          5            09/21/98         00
    5433255                              05           11/01/98          0
    5433255                              O            10/01/28
    0


    1845679          976/976             F          244,000.00         ZZ
                                         240        243,129.40          1
    1 UPLAND ROAD                      7.625          1,984.34         66
                                       7.375          1,984.34      375,000.00
    SAINT HELENA     CA   94574          2            09/23/98         00
    5433262                              05           11/01/98          0
    5433262                              O            10/01/18
    0


    1845680          976/976             F          272,000.00         ZZ
                                         360        271,793.03          1
    807 INVERNESS DRIVE                7.375          1,878.64         55
                                       7.125          1,878.64      497,000.00
    MILPITAS         CA   95035          2            10/02/98         00
    5433282                              05           12/01/98          0
    5433282                              O            11/01/28
    0


    1845681          976/976             F          245,000.00         ZZ
                                         360        244,480.21          1
    17470 SERENE DRIVE                 7.250          1,671.34         45
                                       7.000          1,671.34      550,000.00
    MORGAN HILL      CA   95037          2            10/13/98         00
    5433316                              05           12/01/98          0
    5433316                              O            11/01/28
    0
1




    1845684          976/976             F          343,600.00         ZZ
                                         360        343,325.23          1
    1885 HARRIS AVENUE                 7.125          2,314.90         77
                                       6.875          2,314.90      450,000.00
    SAN JOSE         CA   95124          2            10/02/98         00
    5433420                              05           12/01/98          0
    5433420                              O            11/01/28
    0


    1845685          976/976             F          353,000.00         ZZ
                                         360        352,731.39          1
    4890 VENNER ROAD                   7.375          2,438.09         79
                                       7.125          2,438.09      450,000.00
    MARTINEZ         CA   94553          2            10/01/98         00
    5433430                              05           12/01/98          0
    5433430                              O            11/01/28
    0


    1845686          976/976             F          376,000.00         ZZ
                                         360        375,396.83          1
    899 CONSTITUTION DRIVE             7.125          2,533.19         80
                                       6.875          2,533.19      470,000.00
    FOSTER CITY      CA   94044          1            09/17/98         00
    5433433                              05           11/01/98          0
    5433433                              O            10/01/28
    0


    1845688          976/976             F          366,400.00         ZZ
                                         360        365,797.57          1
    1448 STEWART ROAD                  7.000          2,437.67         80
                                       6.750          2,437.67      458,000.00
    SACRAMENTO       CA   95864          1            09/23/98         00
    5433504                              05           11/01/98          0
    5433504                              O            10/01/28
    0


    1845689          976/976             F          580,000.00         ZZ
                                         360        579,547.54          1
    964 CHERRYSTONE DRIVE              7.250          3,956.63         80
                                       7.000          3,956.63      725,000.00
    LOS GATOS        CA   95032          1            10/21/98         00
    5433536                              05           12/01/98          0
    5433536                              O            11/01/28
    0


    1845690          976/976             F          516,000.00         ZZ
                                         360        515,587.36          1
1


    4981 KEANE DRIVE                   7.125          3,476.39         80
                                       6.875          3,476.39      645,000.00
    CARMICHAEL       CA   95608          1            10/01/98         00
    5433562                              05           12/01/98          0
    5433562                              O            11/01/28
    0


    1845691          976/976             F          278,750.00         ZZ
                                         360        278,543.12          1
    423 MONTEREY AVENUE                7.500          1,949.07         60
                                       7.250          1,949.07      465,000.00
    LOS GATOS        CA   95030          2            10/02/98         00
    5433682                              05           12/01/98          0
    5433682                              O            11/01/28
    0


    1845692          976/976             F          332,250.00         ZZ
                                         360        331,990.80          1
    25 ULLOA  STREET                   7.250          2,266.54         75
                                       7.000          2,266.54      443,000.00
    SAN FRANCISCO    CA   94127          1            10/08/98         00
    5433689                              05           12/01/98          0
    5433689                              O            11/01/28
    0


    1845693          976/976             F          344,000.00         ZZ
                                         360        343,731.64          1
    816 PORTAL AVENUE                  7.250          2,346.69         80
                                       7.000          2,346.69      430,000.00
    OAKLAND          CA   94610          2            10/20/98         00
    5433703                              05           12/01/98          0
    5433703                              O            11/01/28
    0


    1845695          976/976             F          276,800.00         ZZ
                                         360        276,573.11          1
    811 POMONA AVENUE                  7.000          1,841.56         80
                                       6.750          1,841.56      346,000.00
    ALBANY           CA   94706          2            10/02/98         00
    5433784                              05           12/01/98          0
    5433784                              O            11/01/28
    0


    1845696          976/976             F          273,000.00         ZZ
                                         360        272,781.68          1
    8697 CHILI HILL ROAD               7.125          1,839.26         89
                                       6.875          1,839.26      310,000.00
    NEWCASTLE        CA   95658          2            10/05/98         11
    5433800                              05           12/01/98         25
1


    5433800                              O            11/01/28
    0


    1845697          976/976             F          420,000.00         ZZ
                                         360        419,647.14          1
    46 MADERA AVENUE                   6.875          2,759.11         80
                                       6.625          2,759.11      525,000.00
    SAN CARLOS       CA   94070          1            10/07/98         00
    5433802                              05           12/01/98          0
    5433802                              O            11/01/28
    0


    1845698          976/976             F          259,100.00         ZZ
                                         360        258,897.88          1
    2636 EMERALD BAY DRIVE             7.250          1,767.52         80
                                       7.000          1,767.52      325,000.00
    DAVIS            CA   95616          2            10/19/98         00
    5433850                              05           12/01/98          0
    5433850                              O            11/01/28
    0


    1845699          976/976             F          280,250.00         ZZ
                                         360        279,800.43          1
    43426 WALNUT LANE                  7.125          1,888.10         80
                                       6.875          1,888.10      352,000.00
    DAVIS            CA   95616          2            09/28/98         00
    5433851                              05           11/01/98          0
    5433851                              O            10/01/28
    0


    1845700          976/976             F          320,000.00         ZZ
                                         360        319,737.70          1
    352 SANDPIPER DRIVE                7.000          2,128.97         80
                                       6.750          2,128.97      400,000.00
    DAVIS            CA   95616          2            10/19/98         00
    5433861                              05           12/01/98          0
    5433861                              O            11/01/28
    0


    1845701          976/976             F          353,600.00         ZZ
                                         360        353,295.55          1
    39613 LARKSPUR PLACE               6.750          2,293.45         80
                                       6.500          2,293.45      442,000.00
    DAVIS            CA   95616          1            10/09/98         00
    5433913                              05           12/01/98          0
    5433913                              O            11/01/28
    0


1


    1845702          976/976             F          255,600.00         ZZ
                                         360        255,405.50          1
    20 DEL MONTE PLACE                 7.375          1,765.37         54
                                       7.125          1,765.37      475,000.00
    SAN MATEO        CA   94403          2            10/09/98         00
    5433923                              05           12/01/98          0
    5433923                              O            11/01/28
    0


    1845703          976/976             F          308,000.00         ZZ
                                         360        307,734.81          1
    2270 CHAPARRAL AVENUE              6.750          1,997.69         80
                                       6.500          1,997.69      385,000.00
    SAN JOSE         CA   95130          2            10/19/98         00
    5433934                              05           12/01/98          0
    5433934                              O            11/01/28
    0


    1845704          976/976             F          388,000.00         ZZ
                                         360        387,674.03          1
    2651 HUNTINGTON ROAD               6.875          2,548.89         80
                                       6.625          2,548.89      485,000.00
    SACRAMENTO       CA   95864          2            10/13/98         00
    5433960                              05           12/01/98          0
    5433960                              O            11/01/28
    0


    1845705          976/976             F           92,000.00         ZZ
                                         360         91,866.38          1
    4424 WINDSOR COURT                 7.625            651.18         80
                                       7.375            651.18      115,000.00
    LOVES PARK       IL   61111          2            09/25/98         00
    5434032                              05           11/01/98          0
    5434032                              O            10/01/28
    0


    1845707          976/976             F          252,050.00         ZZ
                                         360        251,827.62          1
    1530 PASEO BARONA                  6.625          1,613.91         85
                                       6.375          1,613.91      296,550.00
    CAMARILLO        CA   93010          1            10/19/98         04
    5435032                              05           12/01/98         12
    5435032                              O            11/01/28
    0


    1845708          976/976             F          292,750.00         ZZ
                                         360        292,515.88          1
    4965 EMELENE STREET                7.125          1,972.32         78
                                       6.875          1,972.32      380,000.00
1


    SAN DIEGO        CA   92109          2            10/07/98         00
    5436006                              05           12/01/98          0
    5436006                              O            11/01/28
    0


    1845709          976/976             F          252,000.00         ZZ
                                         360        251,624.77          1
    19701 DITMAR LANE                  7.500          1,762.03         71
                                       7.250          1,762.03      355,000.00
    HUNTINGTON BEAC  CA   92646          2            09/25/98         00
    5438828                              05           11/01/98          0
    5438828                              O            10/01/28
    0


    1845710          976/976             F          257,000.00         ZZ
                                         360        256,587.74          1
    8851 ARCEL CIRCLE                  7.125          1,731.46         74
                                       6.875          1,731.46      350,000.00
    HUNTINGTON BEAC  CA   92646          2            09/24/98         00
    5438836                              05           11/01/98          0
    5438836                              O            10/01/28
    0


    1845711          976/976             F          137,750.00         ZZ
                                         360        137,536.41          1
    1192 ORTEGO DRIVE                  7.375            951.41         95
                                       7.125            951.41      145,000.00
    FAIRBORN         OH   45324          2            09/30/98         04
    5439984                              05           11/01/98         30
    5439984                              O            10/01/28
    0


    1845728          E82/G01             F          252,000.00         ZZ
                                         360        252,000.00          1
    5170 ROSEWOOD DRIVE                6.500          1,592.81         80
                                       6.250          1,592.81      315,000.00
    CENTER VALLEY    PA   18034          2            11/23/98         00
    0400158176                           05           01/01/99          0
    400158176                            O            12/01/28
    0


    1845730          E82/G01             F          170,000.00         ZZ
                                         360        170,000.00          1
    34 VERA AVENUE                     7.125          1,145.32         80
                                       6.875          1,145.32      215,000.00
    PLAINVIEW        NY   11803          2            11/24/98         00
    0400159976                           05           01/01/99          0
    400159976                            O            12/01/28
    0
1




    1845736          E82/G01             F          205,000.00         ZZ
                                         360        205,000.00          1
    4604 ARCHER DRIVE                  7.250          1,398.46         62
                                       7.000          1,398.46      335,000.00
    WILMINGTON       NC   28409          2            11/24/98         00
    0400165429                           05           01/01/99          0
    1534209                              O            12/01/28
    0


    1845738          E82/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    90 LA VERNE AVENUE                 7.375          1,768.13         59
                                       7.125          1,768.13      435,000.00
    MILL VALLEY      CA   94941          2            11/23/98         00
    0400163002                           05           01/01/99          0
    1582012                              O            12/01/28
    0


    1845783          L47/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    1 TORTOISE SHELL LANE              7.250          2,387.62         68
                                       7.000          2,387.62      519,612.00
    LANDENBERG       PA   19350          1            11/27/98         00
    0431121631                           03           01/01/99          0
    191493                               O            12/01/28
    0


    1845804          K08/G01             F          360,000.00         ZZ
                                         360        360,000.00          1
    3004 ROOT AVENUE                   7.125          2,425.39         70
                                       6.875          2,425.39      515,000.00
    CARMICHAEL       CA   95608          2            11/16/98         00
    0411113806                           05           01/01/99          0
    411113806                            O            12/01/28
    0


    1845805          K08/G01             F           87,000.00         ZZ
                                         360         87,000.00          1
    16121 13TH AVENUE COURT EAST       7.375            600.89         65
                                       7.125            600.89      135,000.00
    TACOMA           WA   98445          2            11/19/98         00
    0411148190                           05           01/01/99          0
    411148190                            O            12/01/28
    0


    1845809          K08/G01             F          160,000.00         ZZ
                                         360        160,000.00          1
1


    6914 ROYER AVENUE                  7.000          1,064.48         80
    (WEST HILLS AREA)                  6.750          1,064.48      200,000.00
    LOS ANGELES      CA   91307          1            11/20/98         00
    0411153042                           05           01/01/99          0
    411153042                            O            12/01/28
    0


    1845810          K08/G01             F           50,000.00         ZZ
                                         360         50,000.00          1
    1126 NORTH GAGE AVENUE             7.750            358.21         39
                                       7.500            358.21      130,000.00
    LOS ANGELES ARE  CA   90063          5            11/19/98         00
    0411155070                           05           01/01/99          0
    411155070                            O            12/01/28
    0


    1845812          K08/G01             F          168,750.00         ZZ
                                         360        168,750.00          1
    1351 AZALEA COURT                  7.250          1,151.17         75
                                       7.000          1,151.17      225,000.00
    CAMARILLO AREA   CA   93010          1            11/18/98         00
    0411143878                           05           01/01/99          0
    411143878                            O            12/01/28
    0


    1845818          K08/G01             F          227,500.00         ZZ
                                         360        227,500.00          1
    1176 NORTH MAR VISTA AVENUE        7.500          1,590.71         70
                                       7.250          1,590.71      325,000.00
    PASADENA         CA   91104          1            11/18/98         00
    0411125628                           05           01/01/99          0
    411125628                            O            12/01/28
    0


    1845819          K08/G01             F          107,200.00         ZZ
                                         360        107,200.00          1
    5824 WEST 88TH STREET              7.000            713.20         80
                                       6.750            713.20      134,000.00
    OAK LAWN         IL   60453          2            11/12/98         00
    0411127954                           05           01/01/99          0
    411127954                            O            12/01/28
    0


    1845820          K08/G01             F          143,900.00         ZZ
                                         360        143,900.00          1
    2120 DUFOUR AVENUE                 7.375            993.88         80
    UNIT # 6                           7.125            993.88      180,000.00
    REDONDO BEACH    CA   90278          2            11/11/98         00
    0411134984                           01           01/01/99          0
1


    411134984                            O            12/01/28
    0


    1845848          K08/G01             F          240,350.00         ZZ
                                         360        240,350.00          1
    9408 LAKE COURT                    7.625          1,701.18         95
                                       7.375          1,701.18      253,000.00
    IRVING           TX   75063          1            11/19/98         10
    0411163678                           03           01/01/99         30
    411163678                            O            12/01/28
    0


    1845857          F88/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
    1298 MC ABEE ESTATES PLACE         7.250          3,001.58         63
                                       7.000          3,001.58      700,000.00
    SAN JOSE         CA   95120          2            11/12/98         00
    0431127810                           05           01/01/99          0
    98100411                             O            12/01/28
    0


    1845864          H22/G01             F          258,000.00         ZZ
                                         360        258,000.00          1
    7 DAWN LANE                        6.750          1,673.38         54
                                       6.500          1,673.38      483,000.00
    LEARINGTOWN      NY   11507          2            11/20/98         00
    0431121060                           05           01/01/99          0
    9809007                              O            12/01/28
    0


    1845868          966/G01             F          151,900.00         ZZ
                                         360        151,900.00          1
    531 WOODHILL COURT                 7.250          1,036.23         80
                                       7.000          1,036.23      189,900.00
    GRAPEVINE        TX   76051          1            11/18/98         00
    0431119056                           05           01/01/99          0
    30008613                             O            12/01/28
    0


    1845887          964/G01             F          280,000.00         ZZ
                                         360        280,000.00          1
    424 MONTECILLO ROAD                6.750          1,816.07         79
                                       6.500          1,816.07      355,000.00
    SAN RAFAEL       CA   94903          1            11/10/98         00
    0431116649                           05           01/01/99          0
    43890                                O            12/01/28
    0


1


    1845888          455/G01             F           75,600.00         ZZ
                                         360         75,600.00          1
    2318 NEWGATE DRIVE                 7.750            541.61         90
                                       7.500            541.61       84,000.00
    DECATUR          GA   30035          2            11/20/98         01
    0431121110                           05           01/01/99         25
    82043                                O            12/01/28
    0


    1845892          964/G01             F          348,000.00         ZZ
                                         360        348,000.00          1
    14 WHITEHALL DRIVE                 6.875          2,286.11         80
                                       6.625          2,286.11      435,000.00
    ORINDA           CA   94563          1            11/17/98         00
    0431116581                           05           01/01/99          0
    45156                                O            12/01/28
    0


    1845894          811/G01             F          263,200.00         ZZ
                                         360        263,200.00          1
    880 WEST IOWA AVENUE               7.125          1,773.23         80
                                       6.875          1,773.23      329,000.00
    SUNNYVALE        CA   94086          1            11/19/98         00
    0431122043                           05           01/01/99          0
    178337                               O            12/01/28
    0


    1845901          964/G01             F          244,000.00         ZZ
                                         360        244,000.00          1
    20635 OAK CREEK LANE               6.750          1,582.58         57
                                       6.500          1,582.58      434,500.00
    SARATOGA         CA   95070          2            11/16/98         00
    0431116524                           09           01/01/99          0
    42736                                O            12/01/28
    0


    1845915          976/976             F          383,500.00         ZZ
                                         360        381,686.96          1
    12701 YOUNG LANE                   6.875          2,519.33         80
                                       6.625          2,519.33      479,461.00
    NORTH POTOMAC    MD   20878          1            09/30/98         00
    5133758                              03           11/01/98          0
    5133758                              O            10/01/28
    0


    1845916          976/976             F          305,300.00         ZZ
                                         360        305,049.75          1
    12686 CAMINITO RADIANTE            7.000          2,031.17         80
                                       6.750          2,031.17      381,683.00
1


    SAN DIEGO        CA   92130          1            10/14/98         00
    5190251                              03           12/01/98          0
    5190251                              O            11/01/28
    0


    1845918          976/976             F          234,000.00         ZZ
                                         360        233,821.93          1
    7 GANNET COURT                     7.375          1,616.19         90
                                       7.125          1,616.19      260,000.00
    WAYNE            NJ   07470          1            10/16/98         11
    5214388                              03           12/01/98         25
    5214388                              O            11/01/28
    0


    1845923          976/976             F          306,000.00         ZZ
                                         360        305,437.85          1
    7058 ROCK DOVE STREET              7.000          2,035.83         73
                                       6.750          2,035.83      420,000.00
    CARLSBAD         CA   92009          2            09/25/98         00
    5269720                              03           11/01/98          0
    5269720                              O            10/01/28
    0


    1845924          976/976             F          255,100.00         ZZ
                                         360        254,648.60          1
    11491 TREE HOLLOW LANE             6.625          1,633.44         80
                                       6.375          1,633.44      318,900.00
    SAN DIEGO        CA   92128          1            09/22/98         00
    5269749                              03           11/01/98          0
    5269749                              O            10/01/28
    0


    1845925          976/976             F          302,450.00         ZZ
                                         360        301,952.72          1
    3933 BLUSTERY WAY                  7.000          2,012.21         89
                                       6.750          2,012.21      342,482.00
    MARIETTA         GA   30066          1            09/30/98         11
    5271602                              03           11/01/98         25
    5271602                              O            10/01/28
    0


    1845926          976/976             F          303,200.00         ZZ
                                         360        302,951.47          1
    16576 CALLE PULIDO                 7.000          2,017.20         80
                                       6.750          2,017.20      379,000.00
    SAN DIEGO        CA   92128          1            10/23/98         00
    5274926                              03           12/01/98          0
    5274926                              O            11/01/28
    0
1




    1845927          976/976             F          262,400.00         ZZ
                                         360        262,168.49          1
    12692 CAMINITO RADIANTE            6.625          1,680.18         70
                                       6.375          1,680.18      374,900.00
    SAN DIEGO        CA   92130          1            10/01/98         00
    5274966                              03           12/01/98          0
    5274966                              O            11/01/28
    0


    1845929          976/976             F          255,150.00         ZZ
                                         360        254,955.85          1
    5995 CALLE PRINCIPIA               7.375          1,762.26         90
                                       7.125          1,762.26      283,500.00
    ANAHEIM          CA   92807          1            10/07/98         11
    5292196                              03           12/01/98         25
    5292196                              O            11/01/28
    0


    1845931          976/976             F          298,050.00         ZZ
                                         360        297,134.43          1
    4000 CATHEDRAL AVENUE, NW          7.375          2,058.56         85
                                       7.125          2,058.56      350,682.00
    WASHINGTON       DC   20016          1            07/13/98         11
    5306495                              14           09/01/98         12
    5306495                              O            08/01/28
    0


    1845932          976/976             F          329,300.00         ZZ
                                         360        329,030.07          1
    243 SUMMERFIELD DRIVE              7.000          2,190.85         80
                                       6.750          2,190.85      411,814.00
    MILPITAS         CA   95035          1            10/01/98         00
    5306668                              03           12/01/98          0
    5306668                              O            11/01/28
    0


    1845933          976/976             F          306,450.00         ZZ
                                         360        305,531.68          1
    2853 ONTARIO ROAD, NW              7.500          2,142.75         89
                                       7.250          2,142.75      345,696.00
    WASHINGTON       DC   20009          1            07/24/98         11
    5309881                              12           09/01/98         25
    5309881                              O            08/01/28
    0


    1845934          976/976             F          150,000.00         ZZ
                                         360        149,718.89          1
1


    3830 39TH STREET, NW               7.375          1,036.02         80
                                       7.125          1,036.02      187,500.00
    WASHINGTON       DC   20016          1            09/30/98         00
    5309966                              01           11/01/98          0
    5309966                              O            10/01/28
    0


    1845935          976/976             F          306,800.00         ZZ
                                         360        306,554.66          1
    23 BYRON CLOSE                     7.125          2,066.97         80
                                       6.875          2,066.97      383,500.00
    LAGUNA NIGUEL    CA   92677          1            10/27/98         00
    5310698                              03           12/01/98          0
    5310698                              O            11/01/28
    0


    1845936          976/976             F          320,800.00         ZZ
                                         360        320,272.53          1
    6760 LONICERA STREET               7.000          2,134.30         80
                                       6.750          2,134.30      401,000.00
    CARLSBAD         CA   92009          1            09/25/98         00
    5312042                              03           11/01/98          0
    5312042                              O            10/01/28
    0


    1845937          976/976             F          311,200.00         ZZ
                                         360        308,197.89          2
    3119-3121 1ST AVENUE               7.250          2,122.94         80
                                       7.000          2,122.94      389,000.00
    SAN DIEGO        CA   92103          1            09/23/98         00
    5312167                              05           11/01/98          0
    5312167                              O            10/01/28
    0


    1845938          976/976             F          269,750.00         ZZ
                                         360        269,544.74          1
    9011 HARVARD AVENUE                7.375          1,863.10         80
                                       7.125          1,863.10      337,195.00
    BUENA PARK       CA   90620          1            10/14/98         00
    5313459                              03           12/01/98          0
    5313459                              O            11/01/28
    0


    1845939          976/976             F          425,000.00         ZZ
                                         360        423,948.77          1
    1167 FIELDVIEW DRIVE               7.000          2,827.54         66
                                       6.750          2,827.54      650,000.00
    RESTON           VA   20194          1            08/27/98         00
    5336535                              03           10/01/98          0
1


    5336535                              O            09/01/28
    0


    1845941          976/976             F          186,300.00         ZZ
                                         360        186,158.24          1
    4641 SUGARLAND CIRCLE              7.375          1,286.73         80
                                       7.125          1,286.73      232,950.00
    CONCORD          CA   94521          1            10/15/98         00
    5339916                              03           12/01/98          0
    5339916                              O            11/01/28
    0


    1845942          976/976             F          244,300.00         ZZ
                                         360        243,917.69          1
    2763 VINEYARD PARK COURT           7.250          1,666.56         80
                                       7.000          1,666.56      305,493.00
    SAN JOSE         CA   95148          1            09/11/98         00
    5339990                              03           11/01/98          0
    5339990                              O            10/01/28
    0


    1845943          976/976             F          269,700.00         ZZ
                                         360        269,308.36          1
    5402 JANET LANE                    7.625          1,908.92         87
                                       7.375          1,908.92      310,000.00
    COLLEYVILLE      TX   76034          2            09/28/98         11
    5345590                              03           11/01/98         25
    5345590                              O            10/01/28
    0


    1845952          E26/G01             F          189,000.00         ZZ
                                         360        188,520.90          1
    21806 EAST PINTO WAY               6.875          1,241.60         49
                                       6.625          1,241.60      391,000.00
    WALNUT           CA   91789          2            08/07/98         00
    0431118413                           05           10/01/98          0
    34800619                             O            09/01/28
    0


    1845956          E26/G01             F          153,250.00         ZZ
                                         360        152,931.51          1
    7407 STEEPLE CHASE GLEN DRIVE      7.875          1,111.17         80
                                       7.625          1,111.17      191,590.00
    HUMBLE           TX   77346          1            08/31/98         00
    0431118397                           03           10/01/98          0
    32800684                             O            09/01/28
    0


1


    1845984          H47/G01             F          350,000.00         ZZ
                                         360        350,000.00          1
    9404 FONTAINBLEU DRIVE             7.250          2,387.62         79
                                       7.000          2,387.62      444,470.00
    LAS VEGAS        NV   89128          1            11/10/98         00
    0431118819                           03           01/01/99          0
    98102380                             O            12/01/28
    0


    1846004          E26/G01             F          260,000.00         ZZ
                                         360        259,776.14          1
    2215 ESTATE VIEW                   6.750          1,686.36         75
                                       6.500          1,686.36      350,000.00
    SAN ANTONIO      TX   78260          2            10/15/98         00
    0431117571                           03           12/01/98          0
    32800844                             O            11/01/28
    0


    1846006          E26/G01             F           94,800.00         ZZ
                                         360         94,565.51          1
    15242 PEBBLE GROVE                 7.000            630.71         80
                                       6.750            630.71      118,500.00
    SAN ANTONIO      TX   78232          1            08/21/98         00
    0431119577                           05           10/01/98          0
    32800591                             O            09/01/28
    0


    1846008          E26/G01             F          260,000.00         ZZ
                                         360        259,372.53          1
    6143 BRIAR ROSE DRIVE              7.125          1,751.67         80
                                       6.875          1,751.67      325,000.00
    HOUSTON          TX   77057          1            08/28/98         00
    0431118421                           03           10/01/98          0
    32800603                             O            09/01/28
    0


    1846012          E26/G01             F          124,800.00         ZZ
                                         360        124,506.15          1
    7409 WINANS DRIVE NE               7.250            851.36         80
                                       7.000            851.36      156,000.00
    ALBUQUERQUE      NM   87109          2            08/06/98         00
    0431118447                           05           10/01/98          0
    32800556                             O            09/01/28
    0


    1846014          E26/G01             F          600,000.00         ZZ
                                         360        599,013.49          1
    52 CORAL REEF                      7.000          3,991.82         78
                                       6.750          3,991.82      775,000.00
1


    NEWPORT COAST    CA   92657          2            09/02/98         00
    0431118405                           05           11/01/98          0
    34800983                             O            10/01/28
    0


    1846015          E82/G01             F          339,000.00         ZZ
                                         360        339,000.00          1
    11807 7TH STREET NORTHEAST         7.125          2,283.91         43
                                       6.875          2,283.91      800,000.00
    LAKE STEVENS     WA   98258          2            11/24/98         00
    0400143293                           05           01/01/99          0
    0400143293                           O            12/01/28
    0


    1846033          E26/G01             F          337,000.00         ZZ
                                         360        336,124.63          1
    630 PARK PLACE                     6.750          2,185.78         95
                                       6.500          2,185.78      355,000.00
    GALLOWAY         NJ   08201          1            08/28/98         11
    0431118488                           05           10/01/98         30
    60800897                             O            09/01/28
    0


    1846036          E26/G01             F          439,000.00         ZZ
                                         360        438,295.78          1
    141 TURRINI COURT                  7.125          2,957.63         80
                                       6.875          2,957.63      549,000.00
    DANVILLE         CA   94526          1            09/24/98         00
    0431120427                           05           11/01/98          0
    34801292                             O            10/01/28
    0


    1846039          E26/G01             F          262,000.00         ZZ
                                         360        261,553.47          1
    17431 JEPSEN CIRCLE                7.125          1,765.15         80
                                       6.875          1,765.15      327,500.00
    HUNTINGTON BEAC  CA   92647          1            09/04/98         00
    0431118355                           05           11/01/98          0
    34801076                             O            10/01/28
    0


    1846041          E26/G01             F          306,000.00         ZZ
                                         360        305,261.52          1
    28134 RIDGEPOINT COURT             7.125          2,061.58         90
                                       6.875          2,061.58      340,000.00
    RANCHO PALOS VE  CA   90275          2            08/10/98         11
    0431118363                           01           10/01/98         25
    348900893                            O            09/01/28
    0
1




    1846042          E26/G01             F          357,100.00         ZZ
                                         360        356,799.99          1
    29 RIDGEROCK                       6.875          2,345.90         80
                                       6.625          2,345.90      450,000.00
    LAGUNA NIGUEL    CA   92677          2            10/01/98         00
    0431117605                           05           12/01/98          0
    34801186                             O            11/01/28
    0


    1846043          976/976             F          254,250.00         ZZ
                                         360        253,889.94          1
    630 NEWPORT DRIVE                  7.750          1,821.48         71
                                       7.500          1,821.48      360,000.00
    INDIALANTIC      FL   32903          5            09/28/98         00
    5345696                              03           11/01/98          0
    5345696                              O            10/01/28
    0


    1846044          976/976             F          895,000.00         ZZ
                                         360        893,491.86          1
    11-A 300 WEST END AVENUE           6.875          5,879.52         38
                                       6.625          5,879.52    2,400,000.00
    NEW YORK         NY   10023          2            09/28/98         00
    5345715                              13           11/01/98          0
    5345715                              O            10/01/28
    0


    1846045          976/976             F          266,750.00         ZZ
                                         360        266,525.90          1
    9008 HARVARD AVENUE                6.875          1,752.36         80
                                       6.625          1,752.36      333,440.00
    BUENA PARK       CA   90620          1            10/02/98         00
    5351093                              03           12/01/98          0
    5351093                              O            11/01/28
    0


    1846052          976/976             F          453,700.00         ZZ
                                         360        452,940.59          1
    6 ELKADER DRIVE                    7.375          3,133.60         73
                                       7.125          3,133.60      630,000.00
    DOVE CANYON      CA   92679          2            09/23/98         00
    5360383                              03           11/01/98          0
    5360383                              O            10/01/28
    0


    1846054          976/976             F          345,700.00         ZZ
                                         360        345,423.54          1
1


    9011 LEGENDS LAKE LANE             7.125          2,329.05         80
                                       6.875          2,329.05      432,133.00
    KNOXVILLE        TN   37922          1            10/06/98         00
    5360536                              03           12/01/98          0
    5360536                              O            11/01/28
    0


    1846055          976/976             F          430,000.00         ZZ
                                         360        429,359.75          1
    3365 VAN ALLEN PLACE               7.500          3,006.63         80
                                       7.250          3,006.63      541,000.00
    TOPANGA AREA     CA   90290          2            09/14/98         00
    5362790                              03           11/01/98          0
    5362790                              O            10/01/28
    0


    1846057          976/976             F          470,000.00         ZZ
                                         360        468,972.96          1
    1985 PORT CLARIDGE PLACE           7.625          3,326.63         64
                                       7.375          3,326.63      743,000.00
    NEWPORT BEACH    CA   92660          2            08/25/98         00
    5362979                              03           10/01/98          0
    5362979                              O            09/01/28
    0


    1846058          976/976             F          336,000.00         ZZ
                                         360        335,737.88          1
    2436 PING DRIVE                    7.250          2,292.12         87
                                       7.000          2,292.12      388,000.00
    HENDERSON        NV   89014          2            10/29/98         21
    5365724                              03           12/01/98         25
    5365724                              O            11/01/28
    0


    1846060          976/976             F          274,800.00         ZZ
                                         360        274,585.62          1
    16614 WIMBLEDON FOREST DRIVE       7.250          1,874.63         80
                                       7.000          1,874.63      343,500.00
    SPRING           TX   77379          1            10/01/98         00
    5366991                              03           12/01/98          0
    5366991                              O            11/01/28
    0


    1846061          976/976             F          324,000.00         ZZ
                                         360        323,480.26          1
    53 CHAMPION VILLA DRIVE            7.125          2,182.85         80
                                       6.875          2,182.85      405,000.00
    HOUSTON          TX   77069          1            09/30/98         00
    5367169                              03           11/01/98          0
1


    5367169                              O            10/01/28
    0


    1846063          976/976             F          276,000.00         ZZ
                                         360        275,773.76          1
    13835 BETHANY OAKS POINTE          7.000          1,836.24         80
                                       6.750          1,836.24      345,000.00
    ALPHARETTA       GA   30004          1            10/08/98         00
    5371786                              03           12/01/98          0
    5371786                              O            11/01/28
    0


    1846067          976/976             F          588,000.00         ZZ
                                         360        587,529.78          2
    36 BUTLER STREET                   7.125          3,961.47         80
                                       6.875          3,961.47      735,000.00
    BROOKLYN         NY   11231          1            10/20/98         00
    5381369                              05           12/01/98          0
    5381369                              O            11/01/28
    0


    1846068          976/976             F          294,000.00         ZZ
                                         360        293,776.28          1
    2017 EAST CLIFF DRIVE              7.375          2,030.59         49
                                       7.125          2,030.59      600,000.00
    SANTA CRUZ       CA   95062          2            10/05/98         00
    5382407                              09           12/01/98          0
    5382407                              O            11/01/28
    0


    1846069          976/976             F          578,000.00         ZZ
                                         360        576,174.86          1
    1910 OVERLOOK COURT                7.500          4,041.47         70
                                       7.250          4,041.47      830,000.00
    PLACERVILLE      CA   95667          2            09/24/98         00
    5382737                              03           11/01/98          0
    5382737                              O            10/01/28
    0


    1846070          976/976             F          281,000.00         ZZ
                                         360        280,571.04          1
    1404 VESTER STED                   7.375          1,940.80         80
                                       7.125          1,940.80      355,000.00
    SOLVANG          CA   93463          2            09/25/98         00
    5383369                              03           11/01/98          0
    5383369                              O            10/01/28
    0


1


    1846071          976/976             F          650,000.00         ZZ
                                         360        648,982.80          1
    7124 AVIARA DRIVE                  7.250          4,434.15         69
                                       7.000          4,434.15      950,000.00
    CARLSBAD         CA   92009          1            09/25/98         00
    5383650                              03           11/01/98          0
    5383650                              O            10/01/28
    0


    1846072          976/976             F          252,000.00         ZZ
                                         360        251,605.63          1
    339 OCHO RIOS WAY                  7.250          1,719.09         78
                                       7.000          1,719.09      325,000.00
    AGOURA           CA   91301          2            09/23/98         00
    5384538                              03           11/01/98          0
    5384538                              O            10/01/28
    0


    1846073          976/976             F          235,100.00         ZZ
                                         360        234,758.58          1
    7233 WILLET CIRCLE                 7.625          1,664.03         69
                                       7.375          1,664.03      342,000.00
    CARLSBAD         CA   92009          2            09/23/98         00
    5386473                              01           11/01/98          0
    5386473                              O            10/01/28
    0


    1846074          976/976             F          625,000.00         ZZ
                                         360        624,092.39          1
    15536 CHURCHILL DOWNS              7.625          4,423.72         74
                                       7.375          4,423.72      850,000.00
    RANCHO SANTA FE  CA   92067          2            09/22/98         00
    5386599                              03           11/01/98          0
    5386599                              O            10/01/28
    0


    1846075          976/976             F          407,200.00         ZZ
                                         360        406,530.48          1
    15989 VIA DE LAS PALMAS            7.000          2,709.12         80
                                       6.750          2,709.12      509,000.00
    RANCHO SANTA FE  CA   92067          1            09/30/98         00
    5386639                              03           11/01/98          0
    5386639                              O            10/01/28
    0


    1846076          976/976             F          270,250.00         ZZ
                                         360        269,805.65          1
    6316 BOBBY JONES LANE              7.000          1,797.99         74
                                       6.750          1,797.99      367,000.00
1


    WOODRIDGE        IL   60517          5            09/21/98         00
    5389177                              03           11/01/98          0
    5389177                              O            10/01/28
    0


    1846077          976/976             F          330,000.00         ZZ
                                         360        329,444.21          1
    27026 SOUTHEAST 22ND WAY           7.000          2,195.50         69
                                       6.750          2,195.50      480,000.00
    ISSAQUAH         WA   98029          2            09/29/98         00
    5390452                              03           11/01/98          0
    5390452                              O            10/01/28
    0


    1846079          976/976             F          316,000.00         ZZ
                                         360        315,443.32          1
    765 NORTHWEST EVERWOOD DRIVE       6.875          2,075.90         80
                                       6.625          2,075.90      395,000.00
    ISSAQUAH         WA   98027          2            09/17/98         00
    5390600                              03           11/01/98          0
    5390600                              O            10/01/28
    0


    1846080          976/976             F          293,300.00         ZZ
                                         360        293,092.99          1
    49 CONSTELLATION WHARF             7.750          2,101.24         49
                                       7.500          2,101.24      600,000.00
    CHARLESTOWN      MA   02129          2            10/13/98         00
    5392342                              01           12/01/98          0
    5392342                              O            11/01/28
    0


    1846081          976/976             F          291,000.00         ZZ
                                         360        290,544.60          1
    467 CENTRAL PARK WEST #PHBC        7.250          1,985.14         58
                                       7.000          1,985.14      510,000.00
    NEW YORK         NY   10025          2            09/29/98         00
    5397143                              01           11/01/98          0
    5397143                              O            10/01/28
    0


    1846083          976/976             F          393,000.00         ZZ
                                         360        392,400.06          1
    229 WHISPERING WOODS               7.375          2,714.36         84
                                       7.125          2,714.36      470,000.00
    CHARLESTON       WV   25304          2            09/25/98         04
    5402243                              03           11/01/98         12
    5402243                              O            10/01/28
    0
1




    1846084          976/976             F          388,000.00         ZZ
                                         360        387,712.04          1
    1223 SPRINGS STREET #1000          7.500          2,712.96         70
                                       7.250          2,712.96      556,000.00
    SEATTLE          WA   98104          5            10/16/98         00
    5402472                              08           12/01/98          0
    5402472                              O            11/01/28
    0


    1846086          976/976             F          385,000.00         ZZ
                                         360        384,376.19          1
    2 WESTGATE                         7.125          2,593.82         75
                                       6.875          2,593.82      520,000.00
    LAGUNA NIGUEL    CA   92677          2            09/18/98         00
    5409689                              03           11/01/98          0
    5409689                              O            10/01/28
    0


    1846088          976/976             F          250,000.00         ZZ
                                         360        249,608.76          1
    47 LAKEFRONT #29                   7.250          1,705.45         51
                                       7.000          1,705.45      492,000.00
    IRVINE           CA   92604          1            09/11/98         00
    5409805                              01           11/01/98          0
    5409805                              O            10/01/28
    0


    1846089          976/976             F          252,000.00         ZZ
                                         360        251,783.03          1
    858 LOMA DRIVE, UNIT B             6.750          1,634.47         54
                                       6.500          1,634.47      470,000.00
    HERMOSA BEACH    CA   90254          2            10/09/98         00
    5410052                              01           12/01/98          0
    5410052                              O            11/01/28
    0


    1846092          976/976             F          279,900.00         ZZ
                                         360        279,670.56          1
    1 COMMONS LANE                     7.000          1,862.19         80
                                       6.750          1,862.19      349,888.00
    FOSTER CITY      CA   94404          1            10/08/98         00
    5416228                              09           12/01/98          0
    5416228                              O            11/01/28
    0


    1846093          976/976             F          255,000.00         ZZ
                                         360        254,805.96          1
1


    17100 LINDA MESA DRIVE             7.375          1,761.23         79
                                       7.125          1,761.23      325,000.00
    MORGAN HILL      CA   95037          2            10/01/98         00
    5416342                              03           12/01/98          0
    5416342                              O            11/01/28
    0


    1846095          976/976             F          356,000.00         ZZ
                                         360        355,708.19          1
    1705 TRITON COURT                  7.000          2,368.48         80
                                       6.750          2,368.48      445,000.00
    SANTA CLARA      CA   95050          1            10/05/98         00
    5416655                              03           12/01/98          0
    5416655                              O            11/01/28
    0


    1846096          976/976             F          311,600.00         ZZ
                                         360        311,362.89          1
    1845 PHEASANT RUN TERRACE          7.375          2,152.15         80
                                       7.125          2,152.15      389,500.00
    BRENTWOOD        CA   94513          2            10/08/98         00
    5417041                              03           12/01/98          0
    5417041                              O            11/01/28
    0


    1846097          976/976             F          340,000.00         ZZ
                                         360        339,760.02          1
    43452 LAUREL GLEN COMMON           7.750          2,435.81         57
                                       7.500          2,435.81      596,700.00
    FREMONT          CA   94539          2            10/09/98         00
    5417055                              03           12/01/98          0
    5417055                              O            11/01/28
    0


    1846098          976/976             F          331,150.00         ZZ
                                         360        330,891.67          2
    481-483 BENTON AVENUE              7.250          2,259.03         80
                                       7.000          2,259.03      414,000.00
    SAN FRANCISCO    CA   94110          1            10/16/98         00
    5417545                              05           12/01/98          0
    5417545                              O            11/01/28
    0


    1846100          976/976             F          274,400.00         ZZ
                                         360        273,597.73          1
    11286 MONTICOOK COURT              7.625          1,942.19         76
                                       7.375          1,942.19      365,000.00
    SAN DIEGO        CA   92127          2            09/28/98         00
    5424104                              03           11/01/98          0
1


    5424104                              O            10/01/28
    0


    1846102          976/976             F          311,200.00         ZZ
                                         360        310,688.32          1
    2317 BRANDEN STREET                7.000          2,070.43         80
                                       6.750          2,070.43      389,000.00
    LOS ANGELES      CA   90026          1            09/26/98         00
    5424245                              03           11/01/98          0
    5424245                              O            10/01/28
    0


    1846103          976/976             F          394,900.00         ZZ
                                         360        394,326.54          1
    11361 BROADVIEW DRIVE              7.625          2,795.08         76
                                       7.375          2,795.08      520,000.00
    MOORPARK         CA   93021          2            09/25/98         00
    5424506                              03           11/01/98          0
    5424506                              O            10/01/28
    0


    1846105          976/976             F          314,000.00         ZZ
                                         360        313,520.65          1
    45 SOUTHHAMPTON COURT              7.375          2,168.73         65
                                       7.125          2,168.73      485,000.00
    NEWPORT BEACH    CA   92660          2            09/28/98         00
    5428028                              01           11/01/98          0
    5428028                              O            10/01/28
    0


    1846107          976/976             F          261,000.00         ZZ
                                         360        260,611.37          1
    29612 TAMARRON                     7.500          1,824.96         61
                                       7.250          1,824.96      430,000.00
    LAGUNA NIGUEL    CA   92677          2            09/17/98         00
    5428031                              03           11/01/98          0
    5428031                              O            10/01/28
    0


    1846110          976/976             F          237,500.00         ZZ
                                         360        237,314.73          1
    25935 CAMINO LARGO                 7.250          1,620.17         68
                                       7.000          1,620.17      350,000.00
    MISSION VIEJO    CA   92692          2            10/07/98         00
    5428112                              03           12/01/98          0
    5428112                              O            11/01/28
    0


1


    1846113          976/976             F          343,200.00         ZZ
                                         360        342,635.72          1
    65 VIA SONRISA                     7.000          2,283.32         80
                                       6.750          2,283.32      429,000.00
    SAN CLEMENTE     CA   92672          1            09/24/98         00
    5428167                              03           11/01/98          0
    5428167                              O            10/01/28
    0


    1846114          976/976             F          100,000.00         ZZ
                                         360         99,918.02          1
    24468 AVENIDA DE LOS NINOS #81     7.000            665.31         80
                                       6.750            665.31      125,000.00
    LAGUNA NIGUEL    CA   92677          2            10/09/98         00
    5428279                              01           12/01/98          0
    5428279                              O            11/01/28
    0


    1846115          976/976             F          337,100.00         ZZ
                                         360        336,843.49          1
    10 RIPPLING STREAM                 7.375          2,328.27         62
                                       7.125          2,328.27      550,000.00
    IRVINE           CA   92612          5            10/06/98         00
    5428313                              03           12/01/98          0
    5428313                              O            11/01/28
    0


    1846116          976/976             F          342,000.00         ZZ
                                         360        341,477.93          1
    2 BAYVIEW                          7.375          2,362.11         76
                                       7.125          2,362.11      450,000.00
    IRVINE           CA   92614          2            09/29/98         00
    5428412                              03           11/01/98          0
    5428412                              O            10/01/28
    0


    1846117          976/976             F          320,000.00         ZZ
                                         360        319,511.50          1
    17 EAST GREENBRIER                 7.375          2,210.17         72
                                       7.125          2,210.17      445,000.00
    TRABUCO CANYON   CA   92679          5            09/25/98         00
    5428445                              03           11/01/98          0
    5428445                              O            10/01/28
    0


    1846118          976/976             F          316,600.00         ZZ
                                         360        316,334.01          1
    1921 HAVEMEYER LANE #A             6.875          2,079.84         80
                                       6.625          2,079.84      400,000.00
1


    REDONDO BEACH    CA   90278          2            10/21/98         00
    5428451                              01           12/01/98          0
    5428451                              O            11/01/28
    0


    1846121          976/976             F          264,100.00         ZZ
                                         360        263,888.79          1
    6204 WILDWOOD DRIVE                7.125          1,779.30         80
                                       6.875          1,779.30      330,135.00
    MCKINNEY         TX   75070          1            10/05/98         00
    5429420                              03           12/01/98          0
    5429420                              O            11/01/28
    0


    1846123          976/976             F          276,000.00         ZZ
                                         360        275,557.25          1
    805 SOUTH SECOND AVENUE            7.125          1,859.47         80
                                       6.875          1,859.47      345,000.00
    ARCADIA          CA   91006          1            09/17/98         00
    5430256                              01           11/01/98          0
    5430256                              O            10/01/28
    0


    1846124          976/976             F          254,000.00         ZZ
                                         360        253,612.25          1
    13211 CONTESSA                     7.375          1,754.32         67
                                       7.125          1,754.32      380,000.00
    TUSTIN           CA   92680          2            09/23/98         00
    5430332                              03           11/01/98          0
    5430332                              O            10/01/28
    0


    1846125          976/976             F          234,400.00         ZZ
                                         360        234,059.62          1
    60 CALLE CABRILLO                  7.625          1,659.07         63
                                       7.375          1,659.07      375,000.00
    FOOTHILL RANCH   CA   92610          2            09/22/98         00
    5430428                              09           11/01/98          0
    5430428                              O            10/01/28
    0


    1846126          976/976             F          304,000.00         ZZ
                                         360        303,774.38          1
    230 MAJORCA DRIVE                  7.500          2,125.62         80
                                       7.250          2,125.62      380,000.00
    SAN RAMON        CA   94583          2            10/15/98         00
    5430720                              03           12/01/98          0
    5430720                              O            11/01/28
    0
1




    1846127          976/976             F          293,000.00         ZZ
                                         360        292,777.05          1
    20568 CRESTLINE DRIVE              7.375          2,023.68         71
                                       7.125          2,023.68      415,000.00
    DIAMOND BAR ARE  CA   91765          2            10/07/98         00
    5430760                              03           12/01/98          0
    5430760                              O            11/01/28
    0


    1846128          976/976             F          276,000.00         ZZ
                                         360        275,557.25          1
    25622 CROCKETT LANE                7.125          1,859.47         90
                                       6.875          1,859.47      307,000.00
    STEVENSON RANCH  CA   91381          1            09/24/98         21
    5430821                              03           11/01/98         25
    5430821                              O            10/01/28
    0


    1846129          976/976             F          420,000.00         ZZ
                                         360        419,326.27          1
    3230 NAVY DRIVE                    7.125          2,829.62         77
                                       6.875          2,829.62      550,000.00
    OAK HILL         VA   20171          2            09/24/98         00
    5432627                              03           11/01/98          0
    5432627                              O            10/01/28
    0


    1846133          976/976             F          447,000.00         ZZ
                                         360        446,519.86          1
    650 NALLS FARM WAY                 7.000          2,973.91         78
                                       6.750          2,973.91      580,000.00
    GREAT FALLS      VA   22066          2            10/26/98         00
    5432835                              03           12/01/98          0
    5432835                              O            11/01/28
    0


    1846134          976/976             F          253,850.00         ZZ
                                         360        253,656.84          1
    20445 WINFIELD PLACE               7.375          1,753.28         78
                                       7.125          1,753.28      327,000.00
    STERLING         VA   20165          2            10/23/98         00
    5432853                              03           12/01/98          0
    5432853                              O            11/01/28
    0


    1846135          976/976             F          335,300.00         ZZ
                                         360        335,018.30          1
1


    1726 DREWLAINE DRIVE               6.875          2,202.69         79
                                       6.625          2,202.69      425,000.00
    VIENNA           VA   22182          2            10/28/98         00
    5432885                              03           12/01/98          0
    5432885                              O            11/01/28
    0


    1846138          976/976             F          324,000.00         ZZ
                                         360        323,467.27          1
    780 UPPER POND COURT               7.000          2,155.59         60
                                       6.750          2,155.59      540,000.00
    LAFAYETTE        CA   94549          2            09/23/98         00
    5433321                              03           11/01/98          0
    5433321                              O            10/01/28
    0


    1846139          976/976             F          278,400.00         ZZ
                                         360        277,995.72          1
    239 AMERICAN RIVER CANYON DR       7.625          1,970.50         80
                                       7.375          1,970.50      348,000.00
    FOLSOM           CA   95630          2            09/28/98         00
    5433336                              03           11/01/98          0
    5433336                              O            10/01/28
    0


    1846140          976/976             F          364,000.00         ZZ
                                         360        363,701.62          1
    318 TIPPERARY LANE                 7.000          2,421.71         80
                                       6.750          2,421.71      455,000.00
    ALAMEDA          CA   94502          1            10/09/98         00
    5433341                              03           12/01/98          0
    5433341                              O            11/01/28
    0


    1846142          976/976             F          190,400.00         ZZ
                                         360        190,243.93          1
    2210 BANBURY CIRCLE                7.000          1,266.74         80
                                       6.750          1,266.74      238,000.00
    ROSEVILLE        CA   95661          2            10/07/98         00
    5433456                              03           12/01/98          0
    5433456                              O            11/01/28
    0


    1846143          976/976             F          260,000.00         ZZ
                                         360        259,561.87          1
    8 BAYCREST WAY                     6.875          1,708.02         80
                                       6.625          1,708.02      325,000.00
    SOUTH SAN FRANC  CA   94080          1            09/21/98         00
    5433470                              09           11/01/98          0
1


    5433470                              O            10/01/28
    0


    1846144          976/976             F          252,800.00         ZZ
                                         360        252,404.37          1
    18 BAYCREST WAY                    7.250          1,724.55         80
                                       7.000          1,724.55      316,000.00
    SOUTH SAN FRANC  CA   94080          1            09/21/98         00
    5433482                              09           11/01/98          0
    5433482                              O            10/01/28
    0


    1846145          976/976             F          213,600.00         ZZ
                                         360        213,273.92          1
    3607 FITZSIMMONS  COMMON           7.375          1,475.29         80
                                       7.125          1,475.29      267,000.00
    FREMONT          CA   94538          1            09/22/98         00
    5433555                              01           11/01/98          0
    5433555                              O            10/01/28
    0


    1846146          976/976             F          336,000.00         ZZ
                                         360        335,630.00          1
    2021 SUMMIT MINE COURT             7.250          2,292.12         80
                                       7.000          2,292.12      421,000.00
    GOLD RIVER       CA   95670          2            10/05/98         00
    5433773                              03           12/01/98          0
    5433773                              O            11/01/28
    0


    1846147          976/976             F          600,000.00         ZZ
                                         360        599,508.18          1
    376 DALEWOOD DRIVE                 7.000          3,991.82         73
                                       6.750          3,991.82      825,000.00
    ORINDA           CA   94563          2            10/02/98         00
    5433809                              03           12/01/98          0
    5433809                              O            11/01/28
    0


    1846150          976/976             F          579,750.00         ZZ
                                         360        579,297.74          1
    5201 WATERCREST PLACE              7.250          3,954.92         75
                                       7.000          3,954.92      773,000.00
    MIDLOTHIAN       VA   23112          2            10/23/98         00
    5440500                              03           12/01/98          0
    5440500                              O            11/01/28
    0


1


    1846151          976/976             F          178,800.00         ZZ
                                         360        178,533.77          1
    10720 SPRUCE STREET                7.500          1,250.20         95
                                       7.250          1,250.20      190,000.00
    FAIRFAX          VA   22030          2            09/30/98         11
    5440667                              05           11/01/98         30
    5440667                              O            10/01/28
    0


    1846152          976/976             F          215,650.00         ZZ
                                         360        215,489.95          1
    2924 NICELY COURT                  7.500          1,507.86         95
                                       7.250          1,507.86      227,000.00
    DUMFRIES         VA   22026          2            10/01/98         11
    5440668                              05           12/01/98         30
    5440668                              O            11/01/28
    0


    1846153          976/976             F          251,750.00         ZZ
                                         360        251,375.15          1
    2025 SAINT JAMES ROAD              7.500          1,760.28         95
                                       7.250          1,760.28      265,000.00
    MARRIOTTSVILLE   MD   21104          1            09/30/98         11
    5440790                              05           11/01/98         30
    5440790                              O            10/01/28
    0


    1846159          976/976             F          247,500.00         ZZ
                                         360        247,295.35          1
    4738 BELDEN CIRCLE                 7.125          1,667.46         90
                                       6.875          1,667.46      275,000.00
    PALM HARBOR      FL   34685          1            10/29/98         11
    5447407                              05           12/01/98         25
    5447407                              O            11/01/28
    0


    1846160          976/976             F          178,000.00         ZZ
                                         360        177,714.47          1
    8495 SCARLETT DRIVE                7.125          1,199.22         80
                                       6.875          1,199.22      222,500.00
    BATON ROUGE      LA   70806          1            09/29/98         00
    5450040                              05           11/01/98          0
    5450040                              O            10/01/28
    0


    1846161          976/976             F          344,000.00         ZZ
                                         360        343,738.24          1
    210 FOREST LAKE DRIVE              7.375          2,375.93         80
                                       7.125          2,375.93      430,000.00
1


    MADISON          MS   39110          1            11/02/98         00
    5450357                              03           12/01/98          0
    5450357                              O            11/01/28
    0


    1846162          976/976             F          378,700.00         ZZ
                                         360        378,397.15          1
    100 PINE MIST CIRCLE               7.125          2,551.38         80
                                       6.875          2,551.38      473,407.00
    ALPHARETTA       GA   30022          1            10/15/98         00
    5451639                              03           12/01/98          0
    5451639                              O            11/01/28
    0


    1846164          976/976             F          238,500.00         ZZ
                                         360        238,323.00          1
    3066 HAWTHORNE BOULEVARD           7.500          1,667.63         81
                                       7.250          1,667.63      295,000.00
    ST. LOUIS        MO   63104          2            10/19/98         11
    5452160                              05           12/01/98         12
    5452160                              O            11/01/28
    0


    1846166          976/976             F          240,750.00         ZZ
                                         360        240,571.33          1
    243 PINE STREET                    7.500          1,683.36         71
                                       7.250          1,683.36      340,000.00
    SALINAS          CA   93901          2            10/26/98         00
    5453035                              05           12/01/98          0
    5453035                              O            11/01/28
    0


    1846167          976/976             F          400,000.00         ZZ
                                         360        399,687.96          1
    5001 88TH AVENUE SOUTHEAST         7.250          2,728.71         60
                                       7.000          2,728.71      668,000.00
    MERCER ISLAND    WA   98040          5            10/16/98         00
    5453187                              05           12/01/98          0
    5453187                              O            11/01/28
    0


    1846168          976/976             F          308,200.00         ZZ
                                         360        307,976.92          1
    44498 NORTH EL MACERO DRIVE        7.625          2,181.43         83
                                       7.375          2,181.43      375,000.00
    EL MACERO        CA   95818          2            10/23/98         11
    5453655                              03           12/01/98         12
    5453655                              O            11/01/28
    0
1




    1846170          976/976             F          650,000.00         ZZ
                                         360        649,492.93          1
    1536 OLD CEDAR SWAMP ROAD          7.250          4,434.15         74
                                       7.000          4,434.15      885,000.00
    BROOKVILLE       NY   11545          2            10/23/98         00
    5455286                              05           12/01/98          0
    5455286                              O            11/01/28
    0


    1846172          976/976             F          291,950.00         ZZ
                                         360        291,698.63          1
    3044 206TH WAY NORTHEAST           6.750          1,893.59         80
                                       6.500          1,893.59      364,943.00
    REDMOND          WA   98053          1            10/22/98         00
    5456505                              03           12/01/98          0
    5456505                              O            11/01/28
    0


    1846173          976/976             F          310,000.00         ZZ
                                         360        309,775.62          1
    7 WOODLAWN                         7.625          2,194.17         73
                                       7.375          2,194.17      425,000.00
    IRVINE           CA   92620          2            10/06/98         00
    5457007                              05           12/01/98          0
    5457007                              O            11/01/28
    0


    1846174          976/976             F          270,000.00         ZZ
                                         360        269,731.25          1
    13602 JACK RABBIT ROAD             7.250          1,841.88         60
                                       7.000          1,841.88      450,000.00
    POWAY            CA   92064          2            10/09/98         00
    5457147                              05           12/01/98          0
    5457147                              O            11/01/28
    0


    1846175          976/976             F          300,000.00         ZZ
                                         360        299,530.53          1
    14796 WILD COLT PLACE              7.250          2,046.53         74
                                       7.000          2,046.53      409,000.00
    JAMUL            CA   91935          1            09/25/98         00
    5457164                              05           11/01/98          0
    5457164                              O            10/01/28
    0


    1846176          976/976             F          322,200.00         ZZ
                                         360        321,929.31          1
1


    3975 MONSERATE TERRACE             6.875          2,116.63         62
                                       6.625          2,116.63      525,000.00
    FALLBROOK        CA   92028          2            10/21/98         00
    5457324                              05           12/01/98          0
    5457324                              O            11/01/28
    0


    1846177          976/976             F          279,900.00         ZZ
                                         360        279,670.56          1
    1720 KERSLEY CIRCLE                7.000          1,862.18         80
                                       6.750          1,862.18      349,900.00
    HEATHROW         FL   32746          1            10/07/98         00
    5457533                              03           12/01/98          0
    5457533                              O            11/01/28
    0


    1846179          976/976             F          293,200.00         ZZ
                                         360        292,971.27          1
    1813 19TH STREET                   7.250          2,000.15         75
                                       7.000          2,000.15      391,000.00
    WASHINGTON       DC   20009          2            10/16/98         00
    5458502                              01           12/01/98          0
    5458502                              O            11/01/28
    0


    1846180          976/976             F          252,800.00         ZZ
                                         360        252,607.64          1
    8906 PEORIA COURT                  7.375          1,746.03         80
                                       7.125          1,746.03      316,000.00
    SPRINGFIELD      VA   22153          2            10/21/98         00
    5458512                              03           12/01/98          0
    5458512                              O            11/01/28
    0


    1846181          976/976             F          287,000.00         ZZ
                                         360        286,776.11          1
    4590 CLEARWATER COURT              7.250          1,957.85         87
                                       7.000          1,957.85      332,000.00
    DUMFIRES         VA   22026          2            10/16/98         04
    5458528                              03           12/01/98         25
    5458528                              O            11/01/28
    0


    1846184          976/976             F          260,000.00         ZZ
                                         360        259,786.88          1
    1477 PLEASANT LAKE ROAD            7.000          1,729.79         79
                                       6.750          1,729.79      330,000.00
    ANNAPOLIS        MD   21401          2            10/21/98         00
    5458713                              03           12/01/98          0
1


    5458713                              O            11/01/28
    0


    1846193          976/976             F          325,000.00         ZZ
                                         360        324,752.70          1
    19365 HALSTED STREET               7.375          2,244.70         78
                                       7.125          2,244.70      420,000.00
    LOS ANGELES,NOR  CA   91324          2            10/07/98         00
    5468017                              05           12/01/98          0
    5468017                              O            11/01/28
    0


    1846195          976/976             F          450,000.00         ZZ
                                         360        449,621.94          1
    5356 COLLINGWOOD CIRCLE            6.875          2,956.19         49
                                       6.625          2,956.19      920,000.00
    CALABASAS        CA   91302          2            10/15/98         00
    5468338                              03           12/01/98          0
    5468338                              O            11/01/28
    0


    1846196          976/976             F          388,000.00         ZZ
                                         360        387,681.95          1
    27124 INDIAN PEAK ROAD             7.000          2,581.38         80
                                       6.750          2,581.38      485,000.00
    RANCHO PALOS VE  CA   90275          1            10/07/98         00
    5468400                              05           12/01/98          0
    5468400                              O            11/01/28
    0


    1846197          976/976             F          368,000.00         ZZ
                                         360        367,712.92          1
    612 AZURE HILLS DRIVE              7.250          2,510.41         80
                                       7.000          2,510.41      460,000.00
    SIMI VALLEY      CA   93065          2            10/21/98         00
    5468524                              03           12/01/98          0
    5468524                              O            11/01/28
    0


    1846198          976/976             F          326,400.00         ZZ
                                         360        326,118.97          1
    9 EARLYMORN                        6.750          2,117.03         80
                                       6.500          2,117.03      408,000.00
    IRVINE           CA   92614          1            10/09/98         00
    5468593                              03           12/01/98          0
    5468593                              O            11/01/28
    0


1


    1846199          976/976             F          452,000.00         ZZ
                                         360        451,610.83          1
    6091 IRONGATE CIRCLE               6.750          2,931.67         80
                                       6.500          2,931.67      565,000.00
    HUNTINGTON BEAC  CA   92648          1            10/23/98         00
    5473129                              05           12/01/98          0
    5473129                              O            11/01/28
    0


    1846201          976/976             F          362,700.00         ZZ
                                         360        362,437.49          1
    2686 CLARELLEN STREET              7.625          2,567.17         79
                                       7.375          2,567.17      460,000.00
    TORRANCE         CA   90505          2            10/22/98         00
    5473187                              05           12/01/98          0
    5473187                              O            11/01/28
    0


    1846203          976/976             F          322,000.00         ZZ
                                         360        321,479.47          1
    177 PEMBERTON STREET, UNIT 6       6.875          2,115.32         80
                                       6.625          2,115.32      402,500.00
    CAMBRIDGE        MA   02139          1            10/16/98         00
    5478014                              01           12/01/98          0
    5478014                              O            11/01/28
    0


    1846204          976/976             F          140,000.00         ZZ
                                         360        139,893.47          1
    7819 JUAREZ WAY                    7.375            966.95         80
                                       7.125            966.95      175,000.00
    FAIR OAKS        CA   95628          2            10/19/98         00
    5480027                              05           12/01/98          0
    5480027                              O            11/01/28
    0


    1846205          976/976             F          387,200.00         ZZ
                                         360        386,874.70          1
    27 RIVOLI STREET                   6.875          2,543.63         80
                                       6.625          2,543.63      484,000.00
    SAN FRANCISCO    CA   94117          1            10/27/98         00
    5480077                              01           12/01/98          0
    5480077                              O            11/01/28
    0


    1846206          976/976             F          438,750.00         ZZ
                                         360        438,381.39          1
    39442 BLACKHAWK PLACE              6.875          2,882.28         80
                                       6.625          2,882.28      550,000.00
1


    DAVIS            CA   95616          2            10/13/98         00
    5480095                              03           12/01/98          0
    5480095                              O            11/01/28
    0


    1846208          976/976             F          343,700.00         ZZ
                                         360        343,418.27          1
    3407 OYSTER BAY AVENUE             7.000          2,286.65         79
                                       6.750          2,286.65      438,000.00
    DAVIS            CA   95616          2            10/19/98         00
    5480097                              03           12/01/98          0
    5480097                              O            11/01/28
    0


    1846209          976/976             F          315,000.00         ZZ
                                         360        314,748.09          1
    929 SIGNORELLI CIRCLE              7.125          2,122.22         77
                                       6.875          2,122.22      411,093.00
    ST. HELENA       CA   94574          1            10/21/98         00
    5480223                              05           12/01/98          0
    5480223                              O            11/01/28
    0


    1846210          976/976             F          276,000.00         ZZ
                                         360        275,795.16          1
    817 CHILES AVENUE                  7.500          1,929.84         80
                                       7.250          1,929.84      345,100.00
    SAINT HELENA     CA   94574          1            10/26/98         00
    5480267                              05           12/01/98          0
    5480267                              O            11/01/28
    0


    1846211          976/976             F          243,000.00         ZZ
                                         360        242,800.81          1
    6010 ARD AVEN PLACE                7.000          1,616.69         31
                                       6.750          1,616.69      800,000.00
    CARMICHAEL       CA   95608          2            10/21/98         00
    5480384                              05           12/01/98          0
    5480384                              O            11/01/28
    0


    1846212          976/976             F          353,600.00         ZZ
                                         360        353,302.92          1
    1808 HAWKWEED WAY                  6.875          2,322.91         80
                                       6.625          2,322.91      442,000.00
    MALVERN          PA   19355          1            10/22/98         00
    5488032                              03           12/01/98          0
    5488032                              O            11/01/28
    0
1




    1846213          976/976             F          314,800.00         ZZ
                                         360        313,292.05          1
    6748 LONICERA STREET               7.125          2,120.87         80
                                       6.875          2,120.87      393,524.00
    CARLSBAD         CA   92009          1            09/23/98         00
    5492268                              03           11/01/98          0
    5492268                              O            10/01/28
    0


    1846217          976/976             F          420,000.00         ZZ
                                         360        419,358.86          1
    330 FERDINAND AVENUE               7.375          2,900.84         80
                                       7.125          2,900.84      525,000.00
    EL GRANADA       CA   94018          2            09/21/98         00
    5498726                              05           11/01/98          0
    5498726                              O            10/01/28
    0


    1846218          976/976             F          348,000.00         ZZ
                                         360        347,735.20          1
    1975 8TH AVENUE                    7.375          2,403.55         80
                                       7.125          2,403.55      435,000.00
    SAN FRANCISCO    CA   94116          2            10/15/98         00
    5498727                              05           12/01/98          0
    5498727                              O            11/01/28
    0


    1846219          976/976             F          247,000.00         ZZ
                                         360        246,816.68          1
    4704 TENBURY LANE                  7.500          1,727.07         72
                                       7.250          1,727.07      347,457.00
    ROCKLIN          CA   95650          1            09/17/98         00
    5499114                              05           11/01/98          0
    5499114                              O            10/01/28
    0


    1846220          976/976             F          340,000.00         ZZ
                                         360        339,480.97          1
    4460 ENTRADA DRIVE                 7.375          2,348.30         80
                                       7.125          2,348.30      425,000.00
    PLEASANTON       CA   94566          1            09/10/98         00
    5499950                              05           11/01/98          0
    5499950                              O            10/01/28
    0


    1846221          976/976             F          160,300.00         ZZ
                                         360        160,036.44          1
1


    1912 WEST CANARY WAY               7.000          1,066.48         79
                                       6.750          1,066.48      205,000.00
    CHANDLER         AZ   85248          2            09/25/98         00
    5500723                              03           11/01/98          0
    5500723                              O            10/01/28
    0


    1846227          976/976             F          106,400.00         ZZ
                                         360        105,704.46          1
    8648 HIGH VALLEY LANE              7.625            753.10         80
                                       7.375            753.10      133,000.00
    ALEXANDRIA       VA   22315          2            05/05/98         00
    5505113                              09           07/01/98          0
    5505113                              O            06/01/28
    0


    1846230          976/976             F          488,000.00         ZZ
                                         360        486,573.65          1
    22 PERRY STREET, APT. #3C/D        7.625          3,454.04         80
                                       7.375          3,454.04      610,000.00
    NEW YORK         NY   10014          1            06/09/98         00
    5506179                              01           08/01/98          0
    5506179                              O            07/01/28
    0


    1846231          976/976             F          160,000.00         ZZ
                                         360        159,717.17          1
    509 MACDONALD STREET               7.500          1,118.75         80
                                       7.250          1,118.75      200,000.00
    PASADENA         CA   91103          2            09/24/98         00
    5510978                              05           11/01/98          0
    5510978                              O            10/01/28
    0


    1846232          976/976             F          279,000.00         ZZ
                                         360        278,782.35          1
    67 ELLYSON AVENUE                  7.250          1,903.28         80
                                       7.000          1,903.28      349,000.00
    HAMPSTEAD,       NH   03826          1            10/16/98         00
    5511299                              05           12/01/98          0
    5511299                              O            11/01/28
    0


    1846239          976/976             F          231,900.00         ZZ
                                         360        231,518.71          1
    6804 BREEZEWOOD TERRACE            7.000          1,542.84         80
                                       6.750          1,542.84      289,900.00
    ROCKVILLE        MD   20852          1            09/28/98         00
    5514461                              05           11/01/98          0
1


    5514461                              O            10/01/28
    0


    1846240          976/976             F          356,000.00         ZZ
                                         360        355,428.93          1
    1170 AUSTIN GLEN DRIVE             7.125          2,398.44         75
                                       6.875          2,398.44      475,000.00
    ATLANTA          GA   30338          5            09/24/98         00
    5514900                              03           11/01/98          0
    5514900                              O            10/01/28
    0


    1846243          976/976             F          260,950.00         ZZ
                                         360        260,756.33          1
    4519 DESERT BLOOM COURT            7.500          1,824.61         85
                                       7.250          1,824.61      307,000.00
    LAS VEGAS        NV   89129          2            09/23/98         11
    5517699                              03           11/01/98         12
    5517699                              O            10/01/28
    0


    1846244          976/976             F          281,600.00         T
                                         360        281,374.80          1
    2496 SHIPS WATCH COURT             7.125          1,897.20         80
                                       6.875          1,897.20      352,000.00
    VIRGINIA BEACH   VA   23451          1            10/23/98         00
    5518085                              01           12/01/98          0
    5518085                              O            11/01/28
    0


    1846246          976/976             F          307,800.00         ZZ
                                         360        307,582.75          1
    807 WEST WOLFRAM STREET #8         7.750          2,205.12         95
                                       7.500          2,205.12      324,000.00
    CHICAGO          IL   60657          1            11/05/98         11
    5521645                              01           12/01/98         30
    5521645                              O            11/01/28
    0


    1846248          976/976             F          304,000.00         ZZ
                                         360        303,756.89          1
    11515 SE TYLER ROAD                7.125          2,048.11         80
                                       6.875          2,048.11      380,000.00
    PORTLAND         OR   97266          1            10/20/98         00
    5523619                              05           12/01/98          0
    5523619                              O            11/01/28
    0


1


    1846249          976/976             F          430,000.00         ZZ
                                         360        429,647.52          1
    11 ELM STREET                      7.000          2,860.81         72
                                       6.750          2,860.81      600,000.00
    BIRMINGHAM       AL   35213          5            10/27/98         00
    5532014                              05           12/01/98          0
    5532014                              O            11/01/28
    0


    1846252          976/976             F          237,950.00         ZZ
                                         360        236,875.59          1
    4509 JUBILEE COURT                 7.250          1,623.24         95
                                       7.000          1,623.24      250,500.00
    POWDER SPRINGS   GA   30127          1            06/30/98         10
    7977858                              03           08/01/98         30
    7977858                              O            07/01/28
    0


    1846253          976/976             F          268,000.00         ZZ
                                         360        267,196.96          1
    15 PINE AVENUE                     7.500          1,873.89         71
                                       7.250          1,873.89      380,000.00
    SAN CARLOS       CA   94070          2            07/21/98         00
    7978202                              05           09/01/98          0
    7978202                              O            08/01/28
    0


    1846256          976/976             F          241,850.00         ZZ
                                         360        241,294.51          1
    400 DOMINION COURT                 7.375          1,670.40         90
                                       7.125          1,670.40      268,765.00
    FRANKLIN         TN   37067          1            08/26/98         04
    7980358                              03           10/01/98         25
    7980358                              O            09/01/28
    0


    1846257          976/976             F          252,000.00         ZZ
                                         360        251,634.06          1
    3493 FOWLER AVENUE                 7.625          1,783.64         80
                                       7.375          1,783.64      315,000.00
    SANTA CLARA      CA   95051          2            08/19/98         00
    7981670                              05           10/01/98          0
    7981670                              O            09/01/28
    0


    1846260          976/976             F          235,000.00         ZZ
                                         360        234,632.23          1
    1555 NORTH ASTON #15-SE            7.250          1,603.12         64
                                       7.000          1,603.12      370,000.00
1


    CHICAGO          IL   60610          2            10/01/98         00
    7984353                              01           11/01/98          0
    7984353                              O            10/01/28
    0


    1846262          976/976             F          285,600.00         ZZ
                                         360        285,371.60          1
    108 GIRARD WOODS DRIVE             7.125          1,924.14         80
                                       6.875          1,924.14      357,500.00
    LAFAYETTE        LA   70503          1            09/28/98         00
    7984731                              05           11/01/98          0
    7984731                              O            10/01/28
    0


    1846264          976/976             F          360,000.00         ZZ
                                         360        359,436.62          1
    20 SNOW SHOE COVE                  7.250          2,455.84         80
                                       7.000          2,455.84      450,000.00
    SILVER CITY      NM   88061          2            09/14/98         00
    7984849                              05           11/01/98          0
    7984849                              O            10/01/28
    0


    1846265          976/976             F          292,000.00         ZZ
                                         360        291,543.04          1
    114 COLUMBINE LN.                  7.250          1,991.96         80
                                       7.000          1,991.96      365,000.00
    ESTES PARK       CO   80517          1            09/18/98         00
    7984939                              03           11/01/98          0
    7984939                              O            10/01/28
    0


    1846267          976/976             F          343,000.00         ZZ
                                         360        342,476.40          1
    3009 GOODWIN AVENUE                7.375          2,369.02         80
                                       7.125          2,369.02      430,000.00
    REDWOOD CITY     CA   94061          2            09/09/98         00
    7985199                              05           11/01/98          0
    7985199                              O            10/01/28
    0


    1846269          976/976             F          347,800.00         ZZ
                                         360        347,269.07          1
    9 MAHOGANY DR.                     7.375          2,402.17         84
                                       7.125          2,402.17      415,000.00
    SILVER CITY      NM   88061          2            09/01/98         01
    7985436                              05           11/01/98         12
    7985436                              O            10/01/28
    0
1




    1846270          976/976             F          330,000.00         ZZ
                                         360        329,496.24          1
    10403 FAIRWAY LANE                 7.375          2,279.23         70
                                       7.125          2,279.23      474,991.00
    CARMEL           CA   93923          1            09/09/98         00
    7985596                              03           11/01/98          0
    7985596                              O            10/01/28
    0


    1846274          976/976             F          249,755.00         ZZ
                                         360        249,383.12          1
    16 REYNARD LN.                     7.500          1,746.32         95
                                       7.250          1,746.32      262,900.00
    GEORGETOWN       MA   01833          1            09/25/98         11
    7986377                              05           11/01/98         30
    7986377                              O            10/01/28
    0


    1846275          976/976             F          470,900.00         ZZ
                                         360        470,523.43          1
    1824 PRINCESS CIR.                 7.125          3,172.54         70
                                       6.875          3,172.54      675,000.00
    NAPERVILLE       IL   60564          2            09/18/98         00
    7986663                              03           11/01/98          0
    7986663                              O            10/01/28
    0


    1846276          976/976             F          256,000.00         ZZ
                                         360        255,795.28          1
    12404 OVERBROOK                    7.125          1,724.72         80
                                       6.875          1,724.72      320,000.00
    LEAWOOD          KS   66209          5            09/30/98         00
    7986763                              03           12/01/98          0
    7986763                              O            11/01/28
    0


    1846279          976/976             F          307,500.00         ZZ
                                         360        307,006.74          1
    4915 EAST 104TH ST                 7.125          2,071.68         75
                                       6.875          2,071.68      410,000.00
    TULSA            OK   74137          5            09/09/98         00
    7987288                              03           11/01/98          0
    7987288                              O            10/01/28
    0


    1846280          976/976             F          382,000.00         ZZ
                                         360        381,445.28          1
1


    9 EAST PARNASSUS COURT             7.625          2,703.77         73
                                       7.375          2,703.77      527,000.00
    BERKELEY         CA   94708          2            09/08/98         00
    7987316                              05           11/01/98          0
    7987316                              O            10/01/28
    0


    1846281          976/976             F          250,000.00         ZZ
                                         360        249,802.46          1
    5 BAYHILL PLACE                    7.375          1,726.69         57
                                       7.125          1,726.69      439,500.00
    HALF MOON BAY    CA   94019          1            09/22/98         00
    7987331                              03           11/01/98          0
    7987331                              O            10/01/28
    0


    1846283          976/976             F          284,000.00         ZZ
                                         360        283,544.41          1
    957 LOGAN CT.                      7.125          1,913.37         78
                                       6.875          1,913.37      367,000.00
    LOVELAND         CO   80538          2            09/08/98         00
    7987952                              05           11/01/98          0
    7987952                              O            10/01/28
    0


    1846284          976/976             F          303,950.00         ZZ
                                         360        303,474.35          1
    189 MELISSA CIRCLE                 7.250          2,073.47         80
                                       7.000          2,073.47      379,950.00
    DALY CITY        CA   94015          1            09/11/98         00
    7988338                              03           11/01/98          0
    7988338                              O            10/01/28
    0


    1846285          976/976             F          248,000.00         ZZ
                                         360        247,602.18          1
    75-950 GILL COURT                  7.125          1,670.82         80
                                       6.875          1,670.82      310,031.00
    PALM DESERT      CA   92211          1            08/17/98         00
    7988567                              03           10/01/98          0
    7988567                              O            09/01/28
    0


    1846286          976/976             F          275,400.00         ZZ
                                         360        275,190.44          1
    5057 SOUNDSIDE DR                  7.375          1,902.12         95
                                       7.125          1,902.12      289,900.00
    GULF BREEZE      FL   32561          1            10/02/98         04
    7988687                              05           12/01/98         30
1


    7988687                              O            11/01/28
    0


    1846287          976/976             F          300,800.00         ZZ
                                         360        300,305.44          1
    14365 SOUTHEAST 47TH PLACE         7.000          2,001.23         95
                                       6.750          2,001.23      316,650.00
    BELLEVUE         WA   98006          1            09/25/98         11
    7989329                              05           11/01/98         30
    7989329                              O            10/01/28
    0


    1846289          976/976             F          242,700.00         ZZ
                                         360        242,501.06          1
    24758 GIANT GULCH ROAD             7.000          1,614.69         70
                                       6.750          1,614.69      347,000.00
    EVERGREEN        CO   80439          2            09/25/98         00
    7989624                              03           11/01/98          0
    7989624                              O            10/01/28
    0


    1846290          976/976             F          276,000.00         ZZ
                                         360        275,789.98          1
    121 CHAPMAN RD.                    7.375          1,906.27         75
                                       7.125          1,906.27      370,000.00
    BOULDER          CO   80302          5            10/07/98         00
    7989697                              05           12/01/98          0
    7989697                              O            11/01/28
    0


    1846291          976/976             F          285,869.00         ZZ
                                         360        285,651.47          1
    5907 W 145TH TERR                  7.375          1,974.43         90
                                       7.125          1,974.43      317,633.00
    OVERLAND PARK    KS   66223          1            10/08/98         10
    7989907                              03           12/01/98         25
    7989907                              O            11/01/28
    0


    1846292          976/976             F          249,000.00         ZZ
                                         360        248,800.88          1
    3320 15TH STREET                   7.125          1,677.56         75
                                       6.875          1,677.56      335,000.00
    BOULDER          CO   80304          5            10/20/98         00
    7989959                              05           12/01/98          0
    7989959                              O            11/01/28
    0


1


    1846294          976/976             F          650,000.00         ZZ
                                         360        649,453.92          1
    424 LONGWAY DRIVE                  6.875          4,270.04         73
                                       6.625          4,270.04      900,000.00
    LITTLE ROCK      AR   72211          5            10/20/98         00
    7990059                              05           12/01/98          0
    7990059                              O            11/01/28
    0


    1846295          976/976             F          237,500.00         ZZ
                                         360        236,968.08          1
    5309 LAKEVALE TERRACE              7.000          1,580.10         95
                                       6.750          1,580.10      250,000.00
    BOWIE            MD   20720          1            09/17/98         12
    7990489                              03           11/01/98         30
    7990489                              O            10/01/28
    0


    1846298          976/976             F          246,000.00         ZZ
                                         360        245,615.04          1
    2121 MARINE STREET                 7.250          1,678.15         52
                                       7.000          1,678.15      480,000.00
    SANTA MONICA     CA   90405          5            08/21/98         00
    7990711                              05           10/01/98          0
    7990711                              O            09/01/28
    0


    1846299          976/976             F          335,000.00         ZZ
                                         360        334,475.76          1
    4809 BOCAGE LN.                    7.250          2,285.29         46
                                       7.000          2,285.29      737,000.00
    OKLAHOMA CITY    OK   73142          2            09/29/98         00
    7991351                              03           11/01/98          0
    7991351                              O            10/01/28
    0


    1846300          976/976             F          242,550.00         ZZ
                                         360        242,188.87          1
    5631 3RD AVE. NW                   7.500          1,695.94         90
                                       7.250          1,695.94      269,500.00
    SEATTLE          WA   98107          1            09/23/98         11
    7991525                              05           11/01/98         25
    7991525                              O            10/01/28
    0


    1846303          976/976             F          284,000.00         ZZ
                                         360        283,772.89          1
    3008 PACKSADDLE DRIVE              7.125          1,913.36         80
                                       6.875          1,913.36      355,000.00
1


    MARBLE FALLS     TX   78654          1            09/30/98         00
    7992285                              03           11/01/98          0
    7992285                              O            10/01/28
    0


    1846304          976/976             F          306,000.00         ZZ
                                         360        304,848.75          1
    1867 KIRKMONT DRIVE                7.250          2,087.46         57
                                       7.000          2,087.46      540,000.00
    SAN JOSE         CA   95124          2            10/06/98         00
    7992475                              05           12/01/98          0
    7992475                              O            11/01/28
    0


    1846305          976/976             F          286,000.00         ZZ
                                         360        285,576.90          1
    154 POTOMAC DR.                    7.250          1,951.02         65
                                       7.000          1,951.02      445,000.00
    LOS GATOS        CA   95032          2            09/30/98         00
    7992486                              05           12/01/98          0
    7992486                              O            11/01/28
    0


    1846306          976/976             F          256,750.00         ZZ
                                         360        256,327.87          1
    2053 MAYVIEW DR.                   7.000          1,708.16         62
                                       6.750          1,708.16      420,000.00
    LOS ANGELES      CA   90027          2            09/21/98         00
    7993045                              05           11/01/98          0
    7993045                              O            10/01/28
    0


    1846308          976/976             F          316,600.00         ZZ
                                         360        316,079.45          1
    6451 RUBY WAY                      7.000          2,106.35         80
                                       6.750          2,106.35      395,786.00
    CARLSBAD         CA   92009          1            09/21/98         00
    7993047                              03           11/01/98          0
    7993047                              O            10/01/28
    0


    1846309          976/976             F          362,250.00         ZZ
                                         360        361,683.12          1
    2285 VISTA LANISA                  7.250          2,471.18         80
                                       7.000          2,471.18      452,867.00
    CARLSBAD         CA   92009          1            09/21/98         00
    7993048                              03           11/01/98          0
    7993048                              O            10/01/28
    0
1




    1846310          976/976             F          239,000.00         ZZ
                                         360        238,635.17          1
    47454 MANTIS STREET                7.375          1,650.71         80
                                       7.125          1,650.71      299,000.00
    FREMONT          CA   94539          1            09/14/98         00
    7993383                              05           11/01/98          0
    7993383                              O            10/01/28
    0


    1846311          976/976             F          270,000.00         ZZ
                                         360        269,789.37          1
    7038 CALCATERRA DRIVE              7.250          1,841.88         60
                                       7.000          1,841.88      456,500.00
    SAN JOSE         CA   95120          2            09/01/98         00
    7993387                              05           11/01/98          0
    7993387                              O            10/01/28
    0


    1846312          976/976             F          274,000.00         ZZ
                                         360        273,574.19          1
    1660 BRUSH CREEK PLACE             7.375          1,892.45         80
                                       7.125          1,892.45      342,500.00
    DANVILLE         CA   94526          1            09/17/98         00
    7993388                              03           11/01/98          0
    7993388                              O            10/01/28
    0


    1846313          976/976             F          280,000.00         ZZ
                                         360        279,781.58          1
    1710 ROBERTA DR.                   7.250          1,910.09         66
                                       7.000          1,910.09      430,000.00
    SAN MATEO        CA   94403          1            09/22/98         00
    7993389                              05           11/01/98          0
    7993389                              O            10/01/28
    0


    1846315          976/976             F          285,000.00         ZZ
                                         360        284,777.68          1
    21 TISSIACK COURT                  7.250          1,944.20         52
                                       7.000          1,944.20      551,000.00
    FREMONT          CA   94539          2            09/02/98         00
    7993391                              05           11/01/98          0
    7993391                              O            10/01/28
    0


    1846316          976/976             F          285,000.00         ZZ
                                         360        284,498.21          1
1


    1584 36TH AVE.                     7.250          1,944.20         63
                                       7.000          1,944.20      452,788.00
    SAN FRANCISCO    CA   94122          1            09/01/98         00
    7993393                              05           11/01/98          0
    7993393                              O            10/01/28
    0


    1846317          976/976             F          288,000.00         ZZ
                                         360        287,780.86          1
    9600 SYLVIA AVENUE                 7.375          1,989.14         80
                                       7.125          1,989.14      360,000.00
    NORTHRIDGE       CA   91324          1            09/10/98         00
    7993395                              05           11/01/98          0
    7993395                              O            10/01/28
    0


    1846318          976/976             F          310,750.00         ZZ
                                         360        310,270.80          1
    1867 FALCON RIDGE DR.              7.375          2,146.27         80
                                       7.125          2,146.27      388,497.00
    PETALUMA         CA   94954          1            09/18/98         00
    7993404                              05           11/01/98          0
    7993404                              O            10/01/28
    0


    1846319          976/976             F          321,950.00         ZZ
                                         360        321,446.17          1
    9319 BOLTON ROAD                   7.250          2,196.27         51
                                       7.000          2,196.27      640,000.00
    LOS ANGELES      CA   90034          2            09/15/98         00
    7993405                              05           11/01/98          0
    7993405                              O            10/01/28
    0


    1846320          976/976             F          322,000.00         ZZ
                                         360        321,496.10          1
    10750 MARTINWOOD WAY               7.250          2,196.61         65
                                       7.000          2,196.61      503,000.00
    CUPERTINO        CA   95014          2            09/22/98         00
    7993408                              05           11/01/98          0
    7993408                              O            10/01/28
    0


    1846321          976/976             F          332,000.00         ZZ
                                         360        331,218.30          1
    811 AHWAHNEE DRIVE                 7.250          2,264.83         63
                                       7.000          2,264.83      530,000.00
    MILLBRAE         CA   94030          2            08/28/98         00
    7993414                              05           10/01/98          0
1


    7993414                              O            09/01/28
    0


    1846322          976/976             F          334,200.00         ZZ
                                         360        333,689.83          1
    41 GLEN ECHO                       7.375          2,308.24         73
                                       7.125          2,308.24      460,000.00
    DOVE CANYON      CA   92679          2            09/01/98         00
    7993417                              03           11/01/98          0
    7993417                              O            10/01/28
    0


    1846324          976/976             F          337,000.00         ZZ
                                         360        336,485.56          1
    3023 SANTA JUANITA COURT           7.375          2,327.58         77
                                       7.125          2,327.58      440,000.00
    SANTA ROSA       CA   95405          2            09/02/98         00
    7993420                              05           11/01/98          0
    7993420                              O            10/01/28
    0


    1846326          976/976             F          341,200.00         ZZ
                                         360        340,666.05          1
    1940 VETERAN AVENUE                7.250          2,327.59         67
                                       7.000          2,327.59      510,000.00
    LOS ANGELES      CA   90025          2            09/15/98         00
    7993421                              05           11/01/98          0
    7993421                              O            10/01/28
    0


    1846327          976/976             F          350,000.00         ZZ
                                         360        349,465.72          1
    626 RALSTON AVENUE                 7.375          2,417.36         70
                                       7.125          2,417.36      500,000.00
    MILL VALLEY      CA   94941          2            09/04/98         00
    7993427                              05           11/01/98          0
    7993427                              O            10/01/28
    0


    1846328          976/976             F          357,000.00         ZZ
                                         360        356,455.03          1
    28442 VIA PASITO                   7.375          2,465.71         59
                                       7.125          2,465.71      610,000.00
    SAN JUAN CAPIST  CA   92675          2            08/31/98         00
    7993431                              03           11/01/98          0
    7993431                              O            10/01/28
    0


1


    1846331          976/976             F          235,500.00         ZZ
                                         360        235,140.50          1
    25669 YUCCA VALLEY ROAD            7.375          1,626.54         76
                                       7.125          1,626.54      310,000.00
    VALENCIA         CA   91355          2            09/18/98         00
    7993441                              05           11/01/98          0
    7993441                              O            10/01/28
    0


    1846333          976/976             F          248,000.00         ZZ
                                         360        247,811.30          1
    13322 MEADOW WOOD LANE             7.375          1,712.87         80
                                       7.125          1,712.87      310,000.00
    (GRANADA HILLS)  CA   91344          2            09/14/98         00
    7993458                              05           11/01/98          0
    7993458                              O            10/01/28
    0


    1846336          976/976             F          270,000.00         ZZ
                                         360        269,034.49          1
    10016 PETRA COURT NE               7.375          1,864.82         82
                                       7.125          1,864.82      330,000.00
    ALBUQUERQUE      NM   87122          2            08/20/98         01
    7993471                              05           10/01/98         25
    7993471                              O            09/01/28
    0


    1846338          976/976             F          277,000.00         ZZ
                                         360        276,577.16          1
    2586 RIVERWALK LOOP                7.375          1,913.17         85
                                       7.125          1,913.17      326,000.00
    EUGENE           OR   97401          2            09/03/98         04
    7993496                              03           11/01/98         12
    7993496                              O            10/01/28
    0


    1846339          976/976             F          249,700.00         ZZ
                                         360        249,318.83          1
    236 OTTAWA WAY                     7.375          1,724.62         63
                                       7.125          1,724.62      402,000.00
    FREMONT          CA   94539          2            09/04/98         00
    7993509                              05           11/01/98          0
    7993509                              O            10/01/28
    0


    1846341          976/976             F          280,000.00         ZZ
                                         360        279,786.94          1
    5051 EVANWOOD AVE.                 7.375          1,933.89         66
                                       7.125          1,933.89      425,000.00
1


    AGOURA           CA   91301          2            09/14/98         00
    7993531                              05           11/01/98          0
    7993531                              O            10/01/28
    0


    1846342          976/976             F          330,000.00         ZZ
                                         360        329,496.25          1
    12271 MELLOWOOD DRIVE              7.375          2,279.23         63
                                       7.125          2,279.23      525,000.00
    SARATOGA         CA   95070          2            09/04/98         00
    7993538                              05           11/01/98          0
    7993538                              O            10/01/28
    0


    1846343          976/976             F          340,000.00         ZZ
                                         360        339,480.97          1
    3480 SHADOW CREEK DR.              7.375          2,348.30         70
                                       7.125          2,348.30      489,500.00
    DANVILLE         CA   94506          2            08/28/98         00
    7993541                              03           11/01/98          0
    7993541                              O            10/01/28
    0


    1846345          976/976             F          242,500.00         ZZ
                                         360        242,315.47          1
    2005 E. ROCK WREN ROAD             7.375          1,674.89         69
                                       7.125          1,674.89      354,000.00
    PHOENIX          AZ   85048          2            09/11/98         00
    7993555                              03           11/01/98          0
    7993555                              O            10/01/28
    0


    1846350          976/976             F          270,750.00         ZZ
                                         360        270,282.47          1
    114 VINTAGE DRIVE                  6.750          1,756.08         95
                                       6.500          1,756.08      285,000.00
    WAXAHACHIE       TX   75165          1            10/06/98         14
    7994794                              05           12/01/98         30
    7994794                              O            11/01/28
    0


    1846351          976/976             F          366,400.00         ZZ
                                         360        366,106.99          1
    6000 NORTH LAKE DRIVE              7.125          2,468.51         78
                                       6.875          2,468.51      475,000.00
    WHITEFISH BAY    WI   53217          2            10/09/98         00
    7994849                              05           12/01/98          0
    7994849                              O            11/01/28
    0
1




    1846352          E26/G01             F          140,000.00         ZZ
                                         360        139,678.43          1
    5901 ENCINO AVENUE                 7.375            966.95         70
                                       7.125            966.95      200,000.00
    LOS ANGELES      CA   91316          1            08/03/98         00
    0431119569                           05           10/01/98          0
    34800715                             O            09/01/28
    0


    1846353          976/976             F          239,000.00         ZZ
                                         360        238,799.21          1
    1412 FLORES DRIVE                  6.875          1,570.06         77
                                       6.625          1,570.06      314,000.00
    PACIFICA         CA   94044          2            10/12/98         00
    7996037                              05           12/01/98          0
    7996037                              O            11/01/28
    0


    1846354          976/976             F          325,000.00         ZZ
                                         360        324,752.71          1
    936 HILLSBORO AVE                  7.375          2,244.69         48
                                       7.125          2,244.69      687,500.00
    SUNNYVALE        CA   94087          1            10/15/98         00
    7996511                              05           12/01/98          0
    7996511                              O            11/01/28
    0


    1846355          976/976             F          304,000.00         ZZ
                                         360        303,779.98          1
    7 HARMONY LANE                     7.625          2,151.69         80
                                       7.375          2,151.69      380,000.00
    HARTSDALE        NY   10530          1            10/15/98         00
    7997529                              05           12/01/98          0
    7997529                              O            11/01/28
    0


    1846356          976/976             F          270,750.00         ZZ
                                         360        263,032.96          1
    817 WOLFE STREET                   7.750          1,939.69         95
                                       7.500          1,939.69      285,000.00
    ALEXANDRIA       VA   22314          1            11/30/95         14
    9937533                              09           01/01/96         30
    9937533                              O            12/01/25
    0


    1846362          637/G01             F          370,500.00         ZZ
                                         360        370,500.00          1
1


    1969 GASPAR DRIVE                  7.125          2,496.13         72
                                       6.875          2,496.13      515,000.00
    OAKLAND          CA   94611          2            11/04/98         00
    0431125996                           05           01/01/99          0
    0013427729                           O            12/01/28
    0


    1846371          637/G01             F          345,000.00         ZZ
                                         360        344,724.11          1
    20429 HUNTERS HILL ROAD            7.125          2,324.33         45
                                       6.875          2,324.33      775,000.00
    SAN JOSE         CA   95120          2            10/29/98         00
    0431128859                           05           12/01/98          0
    0013454160                           O            11/01/28
    0


    1846380          E26/G01             F          304,000.00         ZZ
                                         360        303,524.26          1
    7012 BEST TIMES PATH               7.250          2,073.82         80
                                       7.000          2,073.82      380,000.00
    ELLICOTT CITY    MD   21044          2            09/30/98         00
    0431118470                           05           11/01/98          0
    41800815                             O            10/01/28
    0


    1846394          956/G01             F          456,000.00         ZZ
                                         360        456,000.00          1
    41 WATERSIDE CIRCLE                6.750          2,957.61         80
                                       6.500          2,957.61      570,000.00
    REDWOOD CITY     CA   94065          1            11/12/98         00
    0431120708                           03           01/01/99          0
    208101032                            O            12/01/28
    0


    1846397          003/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    2105 SUGARLOAF CLUB DRIVE          7.250          4,434.15         70
                                       7.000          4,434.15      936,508.00
    DULUTH           GA   30097          1            11/24/98         00
    0431123157                           05           01/01/99          0
    10120145                             O            12/01/28
    0


    1846399          966/G01             F          227,050.00         ZZ
                                         360        227,050.00          1
    1504 BAY VALLEY CIRCLE             7.125          1,529.68         80
                                       6.875          1,529.68      283,850.00
    HEATH            TX   75032          1            11/09/98         00
    0431121821                           05           01/01/99          0
1


    30008578                             O            12/01/28
    0


    1846404          E26/G01             F          158,900.00         ZZ
                                         360        158,262.16          1
    8726 DRAYTON HEIGHTS               7.125          1,070.54         90
                                       6.875          1,070.54      178,000.00
    SAN ANTONIO      TX   78250          2            08/27/98         11
    0431120476                           03           10/01/98         25
    32800624                             O            09/01/28
    0


    1846411          003/G01             F          158,350.00         ZZ
                                         360        158,350.00          1
    1624 LAKE HEIGHTS CIRCLE           6.750          1,027.06         80
                                       6.500          1,027.06      197,945.00
    DACULA           GA   30019          1            11/24/98         00
    0431123132                           03           01/01/99          0
    10502466                             O            12/01/28
    0


    1846418          E26/G01             F          477,500.00         ZZ
                                         360        477,145.63          1
    4015 EAST REGENCY AVENUE           7.500          3,338.75         80
                                       7.250          3,338.75      597,000.00
    ORANGE           CA   92867          2            10/01/98         00
    0431118256                           05           12/01/98          0
    34801320                             O            11/01/28
    0


    1846434          K56/G01             F          112,500.00         ZZ
                                         360        112,500.00          1
    218 FOSTER ROAD                    7.125            757.93         75
                                       6.875            757.93      150,000.00
    GOLDENDALE       WA   98620          5            11/16/98         00
    0431116276                           05           01/01/99          0
    01070007                             O            12/01/28
    0


    1846439          E26/G01             F          279,000.00         ZZ
                                         360        274,044.60          1
    5000 GLENWOOD HILLS DRIVE NE       7.750          1,998.80         90
                                       7.500          1,998.80      310,000.00
    ALBUQUERQUE      NM   87111          2            09/04/98         11
    0431118439                           05           11/01/98         25
    32800542                             O            10/01/28
    0


1


    1846441          E87/G01             F          120,400.00         ZZ
                                         360        120,400.00          1
    2052 RACHEL STREET                 7.000            801.02         78
                                       6.750            801.02      156,000.00
    SAN LUIS OBISPO  CA   93401          1            11/18/98         00
    0431120831                           05           01/01/99          0
    70001844                             O            12/01/28
    0


    1846447          E26/G01             F          368,000.00         ZZ
                                         360        367,409.67          1
    19 HAWKRIDGE                       7.125          2,479.29         80
                                       6.875          2,479.29      460,000.00
    IRVINE           CA   92604          2            09/17/98         00
    0431120518                           03           11/01/98          0
    34801070                             O            10/01/28
    0


    1846460          E26/G01             F          264,000.00         ZZ
                                         360        263,586.86          1
    911 HARMONY AVENUE                 7.250          1,800.95         80
                                       7.000          1,800.95      330,000.00
    ARNOLD           MD   21012          2            09/25/98         00
    0431118348                           05           11/01/98          0
    40800582                             O            10/01/28
    0


    1846469          E26/G01             F          299,000.00         ZZ
                                         360        298,754.91          1
    4014 LOMAR DRIVE                   7.000          1,989.26         87
                                       6.750          1,989.26      345,000.00
    MT AIRY          MD   21771          2            10/15/98         11
    0431117217                           03           12/01/98         25
    44800535                             O            11/01/28
    0


    1846471          E26/G01             F          363,000.00         ZZ
                                         360        362,145.33          1
    4637 CERRO VERDE PLACE             7.250          2,476.30         88
                                       7.000          2,476.30      413,000.00
    LOS ANGELES      CA   91356          1            08/13/98         11
    0431118371                           05           10/01/98         25
    34800860                             O            09/01/28
    0


    1846546          A91/G01             F          345,000.00         ZZ
                                         360        345,000.00          1
    94 HUNTINGTON ROAD                 7.375          2,382.83         75
                                       7.125          2,382.83      461,000.00
1


    GARDEN CITY      NY   11530          5            11/25/98         00
    0431128685                           05           01/01/99          0
    9817390                              O            12/01/28
    0


    1846564          M01/G01             F          568,000.00         ZZ
                                         360        568,000.00          1
    6408 REGIMENT PLACE                7.250          3,874.77         80
                                       7.000          3,874.77      710,000.00
    COLLEYVILLE      TX   76934          5            11/10/98         00
    0431128768                           05           01/01/99          0
    0315436                              O            12/01/28
    0


    1846603          638/G01             F          434,974.30         ZZ
                                         312        430,953.11          1
    2611 DUMBARTON STREET NW           7.750          3,244.59         77
                                       7.500          3,244.59      570,000.00
    WASHINGTON       DC   20007          2            01/21/98         00
    0431127877                           07           04/01/98          0
    7224198                              O            03/01/24
    0


    1846614          M29/G01             F          327,000.00         ZZ
                                         360        327,000.00          1
    2115 KNOLLWOOD DRIVE               7.250          2,230.72         52
                                       7.000          2,230.72      640,000.00
    BOULDER          CO   80302          2            11/20/98         00
    0431125616                           05           01/01/99          0
    0321793                              O            12/01/28
    0


    1846639          455/G01             F          120,800.00         ZZ
                                         360        120,800.00          1
    4963 FALCON WOOD COURT             7.750            865.43         80
                                       7.500            865.43      151,000.00
    MARIETTA         GA   30066          5            11/23/98         00
    0431122209                           05           01/01/99          0
    82154                                O            12/01/28
    0


    1846646          144/144             F          280,000.00         ZZ
                                         360        280,000.00          1
    JAYCOX ROAD COLD SPRING            7.125          1,886.41         59
                                       6.875          1,886.41      481,000.00
    PUTNAM           NY   10516          1            11/24/98         00
    000                                  05           01/01/99          0
    000                                  O            12/01/28
    0
1




    1846649          685/G01             F           76,000.00         ZZ
                                         360         76,000.00          1
    3112 SOUTH 4355 WEST               6.750            492.94         80
                                       6.500            492.94       95,000.00
    WEST VALLEY CIT  UT   84120          2            11/12/98         00
    0431120757                           05           01/01/99          0
    116087                               O            12/01/28
    0


    1846655          144/144             F          375,000.00         ZZ
                                         360        373,982.28          1
    7 JUNE ROAD                        7.000          2,494.88         75
                                       6.750          2,494.88      500,000.00
    NORTH SALEM      NY   10560          1            09/30/98         00
    000                                  05           11/01/98          0
    000                                  O            10/01/28
    0


    1846675          637/G01             F          355,000.00         ZZ
                                         360        354,709.00          1
    16890 SPENCER AVENUE               7.000          2,361.83         49
                                       6.750          2,361.83      725,000.00
    LOS GATOS        CA   95032          2            10/26/98         00
    0431124411                           05           12/01/98          0
    0010944825                           O            11/01/28
    0


    1846676          637/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
    73 ROCKROSE                        7.250          2,114.75         74
                                       7.000          2,114.75      420,000.00
    ALISO VIEJO (AR  CA   92656          2            11/02/98         00
    0431127034                           03           01/01/99          0
    0015097595                           O            12/01/28
    0


    1846678          637/G01             F          225,000.00         ZZ
                                         360        225,000.00          1
    4955 CABALLEROS AVENUE             7.375          1,554.02         57
                                       7.125          1,554.02      398,000.00
    SAN LUIS OBISPO  CA   93401          1            11/03/98         00
    0431128719                           05           01/01/99          0
    0010681336                           O            12/01/28
    0


    1846681          637/G01             F          223,125.00         ZZ
                                         360        223,125.00          1
1


    104 HOPECO ROAD                    7.375          1,541.07         75
                                       7.125          1,541.07      297,500.00
    PLEASANT HILL    CA   94523          1            11/06/98         00
    0431128701                           05           01/01/99          0
    0010151058                           O            12/01/28
    0


    1846704          964/G01             F          564,000.00         ZZ
                                         360        564,000.00          1
    23311 VIA DORADO                   6.875          3,705.08         80
                                       6.625          3,705.08      705,000.00
    COTO DE CAZA     CA   92679          1            11/03/98         00
    0431118116                           03           01/01/99          0
    43243                                O            12/01/28
    0


    1846705          964/G01             F          362,350.00         ZZ
                                         360        362,350.00          1
    20805 CIRCULO DEL SOL              6.750          2,350.20         70
                                       6.500          2,350.20      522,350.00
    YORBA LINDA      CA   92887          1            11/04/98         00
    0431118082                           05           01/01/99          0
    43925                                O            12/01/28
    0


    1846710          B60/G01             F          308,400.00         ZZ
                                         360        308,400.00          1
    26195 PALMETTO PLACE               7.500          2,156.38         65
                                       7.250          2,156.38      480,000.00
    MISSION VIEJO    CA   92692          2            10/30/98         00
    0431122142                           03           01/01/99          0
    258558                               O            12/01/28
    0


    1846719          964/G01             F          195,900.00         ZZ
                                         360        195,735.42          1
    955 JUNIPERO DRIVE                 6.875          1,286.92         80
                                       6.625          1,286.92      244,900.00
    COSTA MESA       CA   92626          1            10/27/98         00
    0431118454                           05           12/01/98          0
    43856                                O            11/01/28
    0


    1846746          E45/G01             F          465,000.00         ZZ
                                         360        463,535.82          1
    4418 WILD TURKEY WAY               7.250          3,172.12         70
                                       7.000          3,172.12      665,000.00
    GAINESVILLE      GA   30506          2            08/05/98         00
    0431126119                           05           09/01/98          0
1


    40710                                O            08/01/28
    0


    1846775          E82/G01             F          223,800.00         ZZ
                                         360        223,800.00          1
    2115 SPIREROCK PATH                6.500          1,414.57         75
                                       6.250          1,414.57      298,434.00
    COLORADO SPRING  CO   80919          1            12/01/98         00
    0400150959                           03           01/01/99          0
    400150959                            O            12/01/28
    0


    1846785          E23/G01             F          265,000.00         ZZ
                                         360        265,000.00          1
    6095 SACRAMENTO AVENUE             7.250          1,807.77         89
                                       7.000          1,807.77      301,000.00
    RANCHO CUCAMONG  CA   91701          2            11/19/98         01
    0431121649                           05           01/01/99         25
    50505010                             O            12/01/28
    0


    1846789          664/G01             F          408,000.00         ZZ
                                         360        408,000.00          1
    18518 BRYMER STREET                7.875          2,958.29         80
                                       7.625          2,958.29      510,000.00
    NORTHRIDGE AREA  CA   91326          2            11/04/98         00
    0431128230                           05           01/01/99          0
    2848752                              O            12/01/28
    0


    1846793          664/G01             F          399,200.00         ZZ
                                         360        399,200.00          1
    1714 BEN LOMOND DRIVE              7.375          2,757.18         80
                                       7.125          2,757.18      499,000.00
    GLENDALE         CA   91202          1            11/03/98         00
    0431128206                           05           01/01/99          0
    2735405                              O            12/01/28
    0


    1846794          559/G01             F          243,750.00         ZZ
                                         360        243,750.00          1
    275 WOODWARD AVENUE                7.125          1,642.19         75
                                       6.875          1,642.19      325,000.00
    PENNGROVE        CA   94951          5            11/17/98         00
    0431122779                           05           01/01/99          0
    5565361                              O            12/01/28
    0


1


    1846796          664/G01             F          285,000.00         ZZ
                                         360        284,760.56          1
    646 DURWOOD DRIVE                  6.875          1,872.25         45
                                       6.625          1,872.25      635,000.00
    LA CANADA-FLINT  CA   91011          2            10/28/98         00
    0431128180                           05           12/01/98          0
    2771715                              O            11/01/28
    0


    1846827          992/G01             F          288,500.00         ZZ
                                         300        288,164.48          1
    21 SOUNDVIEW DRIVE                 7.375          2,108.59         56
                                       7.125          2,108.59      520,000.00
    EASTCHESTER      NY   10709          2            10/14/98         00
    0431123900                           05           12/01/98          0
    357625                               O            11/01/23
    0


    1846833          992/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    8 ALPINE DRIVE                     7.625          2,831.18         73
                                       7.375          2,831.18      549,000.00
    CLOSTER          NJ   07624          1            11/19/98         00
    0431122290                           05           01/01/99          0
    355602                               O            12/01/28
    0


    1846850          825/G01             F          277,600.00         ZZ
                                         360        277,600.00          1
    0065 HAWN DRIVE                    7.250          1,893.72         80
                                       7.000          1,893.72      347,000.00
    FRISCO           CO   80443          1            11/30/98         00
    0431121250                           05           01/01/99          0
    28729                                O            12/01/28
    0


    1846864          K08/G01             F          258,000.00         ZZ
                                         360        258,000.00          1
    1487 CHESTNUT TRAIL CT             7.750          1,848.34         72
                                       7.500          1,848.34      360,000.00
    OXFORD           MI   48371          5            11/16/98         00
    0411072770                           05           01/01/99          0
    411072770                            O            12/01/28
    0


    1846879          K08/G01             F          282,400.00         ZZ
                                         360        282,400.00          1
    1 LAURELWOOD DRIVE                 7.750          2,023.15         80
                                       7.500          2,023.15      353,000.00
1


    NEW FAIRFIELD    CT   06812          1            11/17/98         00
    0411146756                           05           01/01/99          0
    411146756                            O            12/01/28
    0


    1846887          K08/G01             F           95,000.00         ZZ
                                         360         95,000.00          1
    6858 TREVES WAY                    6.875            624.08         47
                                       6.625            624.08      204,900.00
    BOYNTON BEACH    FL   33437          1            11/17/98         00
    0410447551                           03           01/01/99          0
    410447551                            O            12/01/28
    0


    1846894          K08/G01             F          128,000.00         ZZ
                                         360        128,000.00          1
    7C RHEA MILLS CIRCLE               6.875            840.87         80
                                       6.625            840.87      160,000.00
    PROSPER          TX   75078          1            11/23/98         00
    0411165509                           05           01/01/99          0
    411165509                            O            12/01/28
    0


    1846914          K08/G01             F          100,800.00         ZZ
                                         360        100,800.00          1
    103 CONSTA CIRCLE                  8.125            748.44         90
                                       7.875            748.44      112,000.00
    HUNTSVILLE       AL   35810          2            11/11/98         10
    0411109747                           05           01/01/99         25
    411109747                            O            12/01/28
    0


    1846923          K08/G01             F          148,000.00         ZZ
                                         360        148,000.00          1
    4200 W. HOWARD                     7.625          1,047.53         80
                                       7.375          1,047.53      185,000.00
    SKOKIE           IL   60076          1            11/19/98         00
    0411133259                           05           01/01/99          0
    411133259                            O            12/01/28
    0


    1846936          K08/G01             F          196,800.00         ZZ
                                         360        196,800.00          1
    5 STRAND SQUARE                    7.500          1,376.05         80
                                       7.250          1,376.05      246,000.00
    SAN ANTONIO      TX   78218          1            11/19/98         00
    0411139496                           03           01/01/99          0
    411139496                            O            12/01/28
    0
1




    1846946          992/G01             F          320,000.00         ZZ
                                         360        320,000.00          1
    43 GRENVILLE STREET                7.000          2,128.97         71
                                       6.750          2,128.97      451,000.00
    GREENWICH        CT   06831          5            11/03/98         00
    0431125756                           05           01/01/99          0
    350145                               O            12/01/28
    0


    1846960          992/G01             F          395,000.00         ZZ
                                         360        395,000.00          1
    19 MULFORD LANE                    7.000          2,627.95         75
                                       6.750          2,627.95      530,000.00
    MONTCLAIR        NJ   07042          2            11/04/98         00
    0431125749                           05           01/01/99          0
    355583                               O            12/01/28
    0


    1847001          E85/G01             F          292,000.00         ZZ
                                         360        292,000.00          1
    2618 18TH AVENUE                   7.250          1,991.95         80
                                       7.000          1,991.95      365,000.00
    SAN FRANCISCO    CA   94116          1            11/05/98         00
    0431122753                           05           01/01/99          0
    9604054                              O            12/01/28
    0


    1847015          638/G01             F          176,400.00         ZZ
                                         360        176,400.00          1
    18 SILVER MAPLE COURT              7.500          1,233.41         74
                                       7.250          1,233.41      240,000.00
    NAPA             CA   94558          2            11/10/98         00
    0431118868                           05           01/01/99          0
    08801015                             O            12/01/28
    0


    1847297          H47/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    665 RAVEL COURT                    7.500          2,796.86         77
                                       7.250          2,796.86      521,258.00
    LAS VEGAS        NV   89128          1            11/25/98         00
    0431121375                           03           01/01/99          0
    40000172                             O            12/01/28
    0


    1847373          A52/G01             F          134,250.00         ZZ
                                         360        134,250.00          1
1


    4037 LAYNEWOOD CIRCLE              7.750            961.78         75
                                       7.500            961.78      179,000.00
    TUCKER           GA   30084          5            11/20/98         00
    0431121417                           05           01/01/99          0
    7261                                 O            12/01/28
    0


    1847374          E87/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
    3165 COUNTRY ROAD                  7.625          2,321.56         80
                                       7.375          2,321.56      410,000.00
    SANTA YNEZ       CA   93460          2            11/13/98         00
    0431120575                           05           01/01/99          0
    70001806                             O            12/01/28
    0


    1847377          533/G01             F          266,000.00         ZZ
                                         300        266,000.00          1
    4733 GATESHEAD ROAD                7.125          1,901.30         84
                                       6.875          1,901.30      320,000.00
    CARLSBAD         CA   92008          2            11/20/98         12
    0431125517                           03           01/01/99         12
    33383981                             O            12/01/23
    0


    1847399          964/G01             F          323,200.00         ZZ
                                         360        323,200.00          1
    42 MT MUIR COURT                   7.250          2,204.79         80
                                       7.000          2,204.79      404,000.00
    SAN RAFAEL       CA   94903          1            11/20/98         00
    0431121482                           03           01/01/99          0
    46138                                O            12/01/28
    0


    1847413          957/G01             F          217,850.00         ZZ
                                         360        217,850.00          1
    7519 MARIBETH DRIVE                7.625          1,541.93         80
                                       7.375          1,541.93      272,343.00
    DALLAS           TX   75252          1            11/23/98         00
    0431128396                           03           01/01/99          0
    321733                               O            12/01/28
    0


    1847452          626/G01             F          534,800.00         ZZ
                                         360        534,800.00          1
    1855 LYNDON ROAD                   7.250          3,648.28         54
                                       7.000          3,648.28    1,000,000.00
    SAN DIEGO        CA   92103          2            11/10/98         00
    0431128776                           05           01/01/99          0
1


    0006994180                           O            12/01/28
    0


    1847455          626/G01             F          292,000.00         ZZ
                                         360        291,736.03          1
    128 LAS LOMAS WAY                  6.500          1,845.64         77
                                       6.250          1,845.64      380,000.00
    WALNUT CREEK     CA   94598          5            10/26/98         00
    0431126374                           05           12/01/98          0
    0006977359                           O            11/01/28
    0


    1847457          626/G01             F          444,000.00         ZZ
                                         360        444,000.00          1
    4433 I STREET                      7.250          3,028.87         80
                                       7.000          3,028.87      555,000.00
    SACRAMENTO       CA   95819          2            11/17/98         00
    0431128818                           05           01/01/99          0
    0006973978                           O            12/01/28
    0


    1847503          654/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
    444 CALLE CONVERSE                 7.125          1,778.62         80
                                       6.875          1,778.62      330,000.00
    CAMARILLO        CA   93010          2            11/16/98         00
    0431124007                           05           01/01/99          0
    71001669                             O            12/01/28
    0


    1847557          995/G01             F          253,500.00         ZZ
                                         360        253,500.00          1
    1121 BRIAR WAY                     7.250          1,729.32         59
                                       7.000          1,729.32      435,000.00
    FORT LEE         NJ   07024          2            11/23/98         00
    0431127091                           05           01/01/99          0
    032207                               O            12/01/28
    0


    1847611          K08/G01             F           70,000.00         ZZ
                                         360         70,000.00          1
    244 NANDINA TERRACE                7.625            495.46         34
                                       7.375            495.46      210,535.00
    WINTER SPRINGS   FL   32708          1            11/19/98         00
    0411152226                           03           01/01/99          0
    411152226                            O            12/01/28
    0


1


    1847619          K08/G01             F          256,050.00         ZZ
                                         360        256,050.00          1
    1029 SPYGLASS LANE                 7.500          1,790.34         90
                                       7.250          1,790.34      284,500.00
    BIRMINGHAM       AL   35244          1            11/20/98         10
    0411145899                           05           01/01/99         25
    411145899                            O            12/01/28
    0


    1847642          A46/G01             F          109,050.00         ZZ
                                         360        109,050.00          1
    2940 46TH STREET                   7.625            771.85         90
                                       7.375            771.85      122,500.00
    DICKINSON        TX   77539          2            11/25/98         04
    0431122068                           05           01/01/99         25
    0290130                              O            12/01/28
    0


    1847653          K08/G01             F          126,400.00         ZZ
                                         360        126,400.00          1
    1551 DIVISION AVENUE               7.750            905.55         94
                                       7.500            905.55      135,000.00
    PISCATAWAY       NJ   08854          2            11/18/98         04
    0411112352                           05           01/01/99         30
    411112352                            O            12/01/28
    0


    1847672          K08/G01             F          168,000.00         ZZ
                                         360        168,000.00          1
    4204 CANYON GLEN CIRCLE            7.375          1,160.33         80
                                       7.125          1,160.33      210,000.00
    AUSTIN           TX   78732          1            11/19/98         00
    0411154271                           03           01/01/99          0
    411154271                            O            12/01/28
    0


    1847858          M39/G01             F          110,600.00         ZZ
                                         360        110,600.00          1
    2726 RIDGEVIEW DRIVE               7.750            792.35         75
                                       7.500            792.35      147,500.00
    SANTA CLARA      UT   84765          1            11/19/98         00
    0431126689                           05           01/01/99          0
    0000                                 O            12/01/28
    0


    1848179          626/G01             F          326,000.00         ZZ
                                         360        325,726.12          1
    3008 DORN COURT                    6.875          2,141.59         64
                                       6.625          2,141.59      513,000.00
1


    LAGUNA BEACH     CA   92651          2            10/29/98         00
    0431128784                           05           12/01/98          0
    6982953                              O            11/01/28
    0


    1848193          E84/G01             F          545,000.00         ZZ
                                         360        544,574.85          1
    5164 PARADISE DRIVE                7.250          3,717.86         67
                                       7.000          3,717.86      825,000.00
    CORTE MADERA     CA   94925          2            10/08/98         00
    0431127265                           05           12/01/98          0
    31580015                             O            11/01/28
    0


    1848199          966/G01             F          361,500.00         ZZ
                                         360        361,500.00          1
    7107 LAKEWOOD BOULEVARD            7.250          2,466.07         69
                                       7.000          2,466.07      525,000.00
    DALLAS           TX   75214          2            11/16/98         00
    0431122407                           05           01/01/99          0
    40007732                             O            12/01/28
    0


    1848202          E84/G01             F          308,000.00         ZZ
                                         360        308,000.00          1
    1S531 DOMARTIN PLACE               7.000          2,049.13         77
                                       6.750          2,049.13      400,000.00
    WINFIELD         IL   60190          1            11/06/98         00
    0431127257                           05           01/01/99          0
    13982213                             O            12/01/28
    0


    1848222          966/G01             F          266,400.00         ZZ
                                         360        266,400.00          1
    7508 CARUTH BOULEVARD              7.250          1,817.32         80
                                       7.000          1,817.32      333,000.00
    DALLAS           TX   75225          1            11/18/98         00
    0431122324                           05           01/01/99          0
    30008648                             O            12/01/28
    0


    1848318          626/G01             F          252,350.00         ZZ
                                         360        252,350.00          1
    492 ANDREA CIRCLE                  7.250          1,721.48         78
                                       7.000          1,721.48      326,000.00
    LIVERMORE        CA   94550          5            11/02/98         00
    0431126481                           03           01/01/99          0
    0006985840                           O            12/01/28
    0
1




    1848320          K08/G01             F          118,650.00         ZZ
                                         360        118,650.00          1
    2738 BLACK WALNUT LANE             7.875            860.29         95
                                       7.625            860.29      124,915.00
    CHARLOTTE        NC   28262          1            11/20/98         10
    0411147150                           05           01/01/99         30
    411147150                            O            12/01/28
    0


    1848321          964/G01             F          200,400.00         ZZ
                                         360        200,400.00          1
    13735 JUDAH AVENUE                 7.250          1,367.08         80
                                       7.000          1,367.08      250,500.00
    HAWTHORNE        CA   90250          1            11/20/98         00
    0431124197                           05           01/01/99          0
    46047                                O            12/01/28
    0


    1848357          K08/G01             F          129,000.00         ZZ
                                         360        128,908.95          1
    2000 WALDEN DRIVE                  7.750            924.17         73
                                       7.500            924.17      179,000.00
    MONTROSE         CO   81401          1            11/03/98         00
    0411104789                           09           12/01/98          0
    411104789                            O            11/01/28
    0


    1848361          470/G01             F          389,550.00         ZZ
                                         360        389,550.00          1
    746 WEST MILLARD CANYON ROAD       7.375          2,690.53         80
                                       7.125          2,690.53      486,994.00
    ALTADENA AREA    CA   91001          1            11/09/98         00
    0431125152                           03           01/01/99          0
    96030183                             O            12/01/28
    0


    1848364          E84/G01             F          335,000.00         ZZ
                                         360        335,000.00          1
    561 INNSBROOK ESTATES              6.750          2,172.80         75
                                       6.500          2,172.80      450,000.00
    WRIGHT CITY      MO   63390          2            11/06/98         00
    0431127281                           05           01/01/99          0
    19981860                             O            12/01/28
    0


    1848367          K08/G01             F          264,000.00         ZZ
                                         360        264,000.00          1
1


    101 BLUEBONNET CIRCLE              8.125          1,960.19         80
                                       7.875          1,960.19      330,000.00
    SUNNYVALE        TX   75182          2            11/24/98         00
    0411135213                           05           01/01/99          0
    411135213                            O            12/01/28
    0


    1848369          E84/G01             F          341,000.00         ZZ
                                         360        340,733.99          1
    700 BABETTA AVENUE                 7.250          2,326.22         75
                                       7.000          2,326.22      460,000.00
    PARK RIDGE       IL   60068          2            10/30/98         00
    0431127323                           05           12/01/98          0
    12983051                             O            11/01/28
    0


    1848384          K08/G01             F           65,500.00         ZZ
                                         360         65,500.00          1
    605 SEVEN GABLES CIRCLE            7.000            435.77         69
                                       6.750            435.77       96,000.00
    PALM BAY         FL   32909          2            11/16/98         00
    0411127400                           05           01/01/99          0
    411127400                            O            12/01/28
    0


    1848398          E84/G01             F          274,000.00         ZZ
                                         360        274,000.00          1
    1433 MAPLE AVENUE                  7.000          1,822.93         69
                                       6.750          1,822.93      400,000.00
    WILMETTE         IL   60091          2            11/12/98         00
    0431127331                           05           01/01/99          0
    12983389                             O            12/01/28
    0


    1848400          K08/G01             F          287,600.00         ZZ
                                         360        287,600.00          1
    124 WINDWARD ISLAND                7.375          1,986.38         80
                                       7.125          1,986.38      359,500.00
    CLEARWATER       FL   33767          1            11/20/98         00
    0411147218                           05           01/01/99          0
    411147218                            O            12/01/28
    0


    1848405          F18/G01             F          425,000.00         ZZ
                                         360        425,000.00          1
    34 ASHLER AVENUE                   7.000          2,827.54         67
                                       6.750          2,827.54      640,000.00
    LOS GATOS        CA   95030          2            11/11/98         00
    0431123876                           05           01/01/99          0
1


    00333                                O            12/01/28
    0


    1848407          B57/G01             F          298,700.00         ZZ
                                         360        298,700.00          1
    4957 VARNA AVENUE                  7.750          2,139.93         75
                                       7.500          2,139.93      400,000.00
    LOS ANGELES      CA   91423          2            11/19/98         00
    0431128024                           05           01/01/99          0
    9813875                              O            12/01/28
    0


    1848415          E84/G01             F          290,000.00         ZZ
                                         360        290,000.00          1
    365 OAKLAND DRIVE                  6.875          1,905.09         65
                                       6.625          1,905.09      450,000.00
    HIGHLAND PARK    IL   60035          2            11/10/98         00
    0431127349                           05           01/01/99          0
    12983144                             O            12/01/28
    0


    1848421          A39/G01             F          334,800.00         ZZ
                                         360        334,800.00          1
    1884 SEAL WAY                      7.625          2,369.69         90
                                       7.375          2,369.69      372,000.00
    DICOVERY BAY     CA   94514          1            11/19/98         12
    0431125780                           05           01/01/99         25
    9802042                              O            12/01/28
    0


    1848459          H47/G01             F          573,400.00         ZZ
                                         360        573,400.00          1
    116 SOUTH ROYAL ASCOT DRIVE        7.500          4,009.30         80
                                       7.250          4,009.30      716,858.00
    LAS VEGAS        NV   89134          1            11/23/98         00
    0431128172                           03           01/01/99          0
    193956                               O            12/01/28
    0


    1848468          956/G01             F          446,100.00         ZZ
                                         360        446,100.00          1
    286 ACORN WAY                      7.625          3,157.47         80
                                       7.375          3,157.47      557,628.00
    LIVERMORE        CA   94550          1            11/23/98         00
    0431124106                           05           01/01/99          0
    808100939                            O            12/01/28
    0


1


    1848484          638/G01             F          300,000.00         ZZ
                                         360        300,000.00          1
    1035 SOUTH HANLON WAY              7.750          2,149.24         94
                                       7.500          2,149.24      322,000.00
    ANAHEIM          CA   92808          1            11/18/98         10
    0431126135                           03           01/01/99         30
    08822295                             O            12/01/28
    0


    1848491          E84/G01             F          443,000.00         ZZ
                                         360        442,627.83          1
    1117 S HAMLIN                      6.875          2,910.19         74
                                       6.625          2,910.19      600,000.00
    PARK RIDGE       IL   60068          2            10/21/98         00
    0431127174                           05           12/01/98          0
    14981151                             O            11/01/28
    0


    1848495          E84/G01             F          376,000.00         ZZ
                                         360        376,000.00          1
    29 WESTMORELAND PALCE              7.250          2,564.98         80
                                       7.000          2,564.98      470,000.00
    SAINT LOUIS      MO   63108          1            11/19/98         00
    0431127141                           05           01/01/99          0
    19981683                             O            12/01/28
    0


    1848514          E85/G01             F          354,200.00         ZZ
                                         360        354,200.00          1
    111 BUTTERFIELD ROAD               7.250          2,416.27         73
                                       7.000          2,416.27      490,000.00
    SAN ANSELMO      CA   94960          2            11/23/98         00
    0431126077                           05           01/01/99          0
    9604051                              O            12/01/28
    0


    1848521          L49/G01             F          248,400.00         ZZ
                                         360        248,400.00          1
    13948 CRESCENTA WAY                7.500          1,736.85         90
                                       7.250          1,736.85      276,000.00
    RANCHO CUCAMONG  CA   91739          2            11/25/98         04
    0431125087                           05           01/01/99         25
    10001283                             O            12/01/28
    0


    1848541          E84/G01             F          263,000.00         ZZ
                                         360        263,000.00          1
    3160 AYRES HOLMES ROAD             7.500          1,838.93         88
                                       7.250          1,838.93      300,000.00
1


    AUBURN           CA   95602          2            11/03/98         10
    0431127117                           05           01/01/99         25
    75580658                             O            12/01/28
    0


    1848617          L47/G01             F          128,700.00         ZZ
                                         360        128,700.00          1
    158 EILEEN LANE                    7.750            922.02         80
                                       7.500            922.02      160,900.00
    STAFFORD TOWNSH  NJ   08050          1            11/30/98         00
    0431124742                           05           01/01/99          0
    188401                               O            12/01/28
    0


    1848869          E82/G01             F          273,500.00         ZZ
                                         360        273,500.00          1
    252 HUNTLEY COURT                  7.250          1,865.75         90
                                       7.000          1,865.75      305,000.00
    CASTLE ROCK      CO   80104          2            11/30/98         04
    0400161949                           05           01/01/99         25
    0400161949                           O            12/01/28
    0


    1848932          964/G01             F          310,000.00         ZZ
                                         360        310,000.00          1
    12462 KENSINGTON ROAD              6.750          2,010.65         71
                                       6.500          2,010.65      440,000.00
    LOS ALAMITOS AR  CA   90720          2            11/19/98         00
    0431125244                           05           01/01/99          0
    45253                                O            12/01/28
    0


    1848975          964/G01             F          244,000.00         ZZ
                                         360        244,000.00          1
    107 WEST ESPLANADE                 7.500          1,706.08         80
                                       7.250          1,706.08      305,000.00
    SAN CLEMENTE     CA   92672          1            11/23/98         00
    0431125269                           05           01/01/99          0
    45140                                O            12/01/28
    0


    1848979          964/G01             F          269,000.00         ZZ
                                         360        269,000.00          1
    373 CANYON CREST DRIVE             6.875          1,767.14         67
                                       6.625          1,767.14      404,000.00
    SIMI VALLEY      CA   93065          1            11/25/98         00
    0431125525                           03           01/01/99          0
    46003                                O            12/01/28
    0
1




    1848984          964/G01             F          172,000.00         ZZ
                                         360        172,000.00          1
    1446 LOS CONEJOS                   7.250          1,173.34         80
                                       7.000          1,173.34      215,000.00
    FALLBROOK        CA   92028          1            11/20/98         00
    0431125590                           05           01/01/99          0
    46173                                O            12/01/28
    0


    1848985          685/G01             F          177,100.00         ZZ
                                         360        177,100.00          1
    16592 DALE VISTA LANE              7.500          1,238.31         70
                                       7.250          1,238.31      253,000.00
    HUNTINGTON BEAC  CA   92647          2            11/16/98         00
    0431126812                           05           01/01/99          0
    116166                               O            12/01/28
    0


    1848991          601/G01             F          300,000.00         ZZ
                                         360        299,765.97          1
    232 SOMMERS LANDING ROAD N         7.250          2,046.53         80
                                       7.000          2,046.53      375,000.00
    HUDSON           WI   54016          1            11/30/98         00
    0431123579                           05           12/01/98          0
    12848180                             O            11/01/28
    0


    1848995          731/G01             F          113,400.00         ZZ
                                         360        113,400.00          1
    4200 FALL RIVER DRIVE              7.625            802.64         66
                                       7.375            802.64      172,000.00
    FORT COLLINS     CO   80526          2            11/19/98         00
    0431128594                           05           01/01/99          0
    991682369                            O            12/01/28
    0


    1849017          B60/G01             F          479,350.00         ZZ
                                         360        478,937.28          1
    4003 HUNT CLUB COURT               6.750          3,109.06         36
                                       6.500          3,109.06    1,350,000.00
    AGOURA HILLS (A  CA   91301          2            10/09/98         00
    0431128529                           03           12/01/98          0
    255523                               O            11/01/28
    0


    1849041          637/G01             F           89,700.00         ZZ
                                         360         89,700.00          1
1


    201 SOUTH SAMS STREET              7.250            611.92         61
                                       7.000            611.92      148,500.00
    MONROE           WA   98272          1            11/13/98         00
    0431125103                           05           01/01/99          0
    0015105737                           O            12/01/28
    0


    1849053          637/G01             F          292,500.00         ZZ
                                         360        292,500.00          1
    5226 MUIRWOOD DRIVE                6.875          1,921.52         75
                                       6.625          1,921.52      390,000.00
    PLEASANTON       CA   94588          5            11/06/98         00
    0431126739                           05           01/01/99          0
    0015103732                           O            12/01/28
    0


    1849064          637/G01             F          295,000.00         ZZ
                                         360        295,000.00          1
    2887 OAK KNOLL ROAD                7.250          2,012.42         66
                                       7.000          2,012.42      450,000.00
    PEBBLE BEACH     CA   93953          2            11/10/98         00
    0431127794                           05           01/01/99          0
    0011051703                           O            12/01/28
    0


    1849085          637/G01             F          249,600.00         ZZ
                                         360        249,600.00          1
    182 BEACHVIEW AVENUE               7.250          1,702.72         80
                                       7.000          1,702.72      312,000.00
    PACIFICA         CA   94044          1            11/02/98         00
    0431127828                           03           01/01/99          0
    0010947612                           O            12/01/28
    0


    1849134          944/G01             F          295,500.00         ZZ
                                         360        295,500.00          1
    14690 WYRICK AVENUE                7.125          1,990.80         52
                                       6.875          1,990.80      570,000.00
    SAN JOSE         CA   95124          5            11/20/98         00
    0431127497                           05           01/01/99          0
    981100067                            O            12/01/28
    0


    1849227          026/G01             F          293,000.00         ZZ
                                         360        293,000.00          1
    1305 PINECREST RD                  7.500          2,048.70         35
                                       7.250          2,048.70      850,000.00
    SPARTANBURG      SC   29302          2            11/25/98         00
    0431124684                           05           01/01/99          0
1


    0200491067                           O            12/01/28
    0


    1849240          637/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    1258 COBBLESTONE DRIVE             7.250          2,728.71         71
                                       7.000          2,728.71      565,000.00
    CAMPBELL         CA   95008          5            11/09/98         00
    0431127356                           03           01/01/99          0
    0010944783                           O            12/01/28
    0


    1849288          637/G01             F          246,900.00         ZZ
                                         360        246,900.00          1
    1 BELAIRE DR                       7.750          1,768.83         75
                                       7.500          1,768.83      329,250.00
    OLD BETHPAGE     NY   11804          1            11/17/98         00
    0431124650                           05           01/01/99          0
    0013258363                           O            12/01/28
    0


    1849370          K08/G01             F          100,000.00         ZZ
                                         360        100,000.00          1
    530 GREENFIELD AVENUE              8.000            733.76         70
                                       7.750            733.76      144,000.00
    STRATFORD        CT   06497          1            11/20/98         00
    0411147895                           05           01/01/99          0
    411147895                            O            12/01/28
    0


    1849377          K08/G01             F          114,800.00         ZZ
                                         360        114,800.00          1
    20 SPICE HILL                      6.375            716.20         71
                                       6.125            716.20      163,000.00
    EAST HAMPTON     CT   06424          2            11/19/98         00
    0411069677                           05           01/01/99          0
    411069677                            O            12/01/28
    0


    1849386          K08/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    4 SOUTH ELBERON STREET             8.000          2,935.06         63
                                       7.750          2,935.06      640,000.00
    LONG BRANCH      NJ   07740          2            11/20/98         00
    0411107261                           05           01/01/99          0
    411107261                            O            12/01/28
    0


1


    1849387          K08/G01             F           51,300.00         ZZ
                                         360         51,300.00          1
    14226 BATEAU DRIVE                 7.750            367.52         95
                                       7.500            367.52       54,000.00
    CYPRESS          TX   77429          1            11/23/98         04
    0411152168                           03           01/01/99         30
    411152168                            O            12/01/28
    0


    1849392          K08/G01             F          162,000.00         ZZ
                                         360        162,000.00          1
    56929 E. 42ND COURT                7.500          1,132.73         77
                                       7.250          1,132.73      212,667.00
    STRASBURG        CO   80136          2            11/19/98         00
    0411133911                           05           01/01/99          0
    411133911                            O            12/01/28
    0


    1849417          685/G01             F          228,000.00         ZZ
                                         360        228,000.00          1
    716 NORTH CATALINA STREET          7.250          1,555.37         80
                                       7.000          1,555.37      285,000.00
    BURBANK          CA   91505          1            11/20/98         00
    0431126101                           05           01/01/99          0
    116124                               O            12/01/28
    0


    1849532          956/G01             F          316,000.00         ZZ
                                         360        315,727.93          1
    205 HARWELL DRIVE                  6.750          2,049.57         79
                                       6.500          2,049.57      400,000.00
    COLUMBIA         SC   29223          2            10/21/98         00
    0431126283                           05           12/01/98          0
    1208100089                           O            11/01/28
    0


    1849571          964/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    34 LAURELWOOD                      7.500          2,796.86         74
                                       7.250          2,796.86      547,000.00
    IRVINE           CA   92620          1            11/18/98         00
    0431125129                           03           01/01/99          0
    46155                                O            12/01/28
    0


    1849658          624/G01             F          333,750.00         ZZ
                                         360        333,750.00          1
    30 MOUNTAINBROOK DRIVE             7.250          2,276.76         75
                                       7.000          2,276.76      445,000.00
1


    RED LODGE        MT   59068          5            11/20/98         00
    0431125665                           05           01/01/99          0
    76000881086                          O            12/01/28
    0


    1849661          B60/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
    4464 IRONWOOD AVENUE               7.000          2,182.19         80
                                       6.750          2,182.19      410,000.00
    SEAL BEACH       CA   90740          2            11/03/98         00
    0431128099                           05           01/01/99          0
    258529                               O            12/01/28
    0


    1849735          K08/G01             F           86,100.00         ZZ
                                         360         86,100.00          1
    718 ASTER PLACE                    8.000            631.77         70
                                       7.750            631.77      123,000.00
    LOVELAND         CO   80537          2            11/20/98         00
    0411120173                           05           01/01/99          0
    411120173                            O            12/01/28
    0


    1849747          K08/G01             F          125,250.00         ZZ
                                         360        125,250.00          1
    2364 110TH STREET                  7.875            908.15         75
                                       7.625            908.15      167,000.00
    NEW RICHMOND     WI   54017          2            11/24/98         00
    0411102833                           05           01/01/99          0
    411102833                            O            12/01/28
    0


    1849814          K08/G01             F          208,000.00         ZZ
                                         360        208,000.00          1
    7246 SOUTH HUDSON COURT            7.750          1,490.14         80
                                       7.500          1,490.14      260,000.00
    LITTLETON        CO   80122          2            11/20/98         00
    0411136237                           03           01/01/99          0
    411136237                            O            12/01/28
    0


    1849903          B60/G01             F          327,500.00         ZZ
                                         360        327,500.00          1
    516 GOLDENWEST STREET              7.250          2,234.13         75
                                       7.000          2,234.13      437,500.00
    HUNTINGTON BEAC  CA   92647          1            11/18/98         00
    0431127687                           05           01/01/99          0
    260973                               O            12/01/28
    0
1




    1849919          136/136             F          280,000.00         ZZ
                                         360        280,000.00          1
    30 OLD NECK COURT                  7.000          1,862.85         90
                                       6.750          1,862.85      314,200.00
    MANORVILLE       NY   11949          1            11/13/98         04
    4541880                              05           01/01/99         25
    4541880                              O            12/01/28
    0


    1849936          685/G01             F          529,400.00         ZZ
                                         360        529,400.00          1
    335 SALTA VERDE POINT              7.000          3,522.11         80
                                       6.750          3,522.11      661,776.00
    LONG BEACH       CA   90803          1            11/25/98         00
    0431128636                           03           01/01/99          0
    114017                               O            12/01/28
    0


    1849955          626/G01             F          440,000.00         ZZ
                                         360        440,000.00          1
    4315 COGNAC COURT                  7.625          3,114.30         80
                                       7.375          3,114.30      550,000.00
    LOOMIS           CA   95650          1            11/06/98         00
    0431128792                           03           01/01/99          0
    0006993687                           O            12/01/28
    0


    1850362          F27/F27             F          204,000.00         ZZ
                                         360        204,000.00          1
    1011 MALVERN AVENUE                7.000          1,357.22         80
                                       6.750          1,357.22      255,000.00
    TOWSON           MD   21204          1            11/13/98         00
    6060052938                           05           01/01/99          0
    6060052938                           O            12/01/28
    0


    1851437          F27/F27             F          401,250.00         ZZ
                                         360        401,250.00          1
    8503 IDYLWOOD VALLEY PLACE         7.000          2,669.53         80
                                       6.750          2,669.53      501,609.00
    VIENNA           VA   22182          1            11/18/98         00
    6060020971                           03           01/01/99          0
    6060020971                           O            12/01/28
    0


    1851549          964/G01             F          480,000.00         ZZ
                                         360        480,000.00          1
1


    599 OAK PARK DRIVE                 6.875          3,153.26         80
                                       6.625          3,153.26      600,000.00
    SAN FRANCISCO    CA   94131          1            11/25/98         00
    0431128628                           05           01/01/99          0
    43762                                O            12/01/28
    0


    2695566          225/225             F          244,800.00         ZZ
                                         360        244,416.91          1
    3581 TEABERRY CIRCLE               7.250          1,669.97         80
                                       7.000          1,669.97      306,000.00
    SEAL BEACH       CA   90740          1            09/05/98         00
    7054223                              05           11/01/98          0
    7054223                              O            10/01/28
    0


    2695567          225/225             F          500,000.00         ZZ
                                         360        499,273.92          4
    510 BLOOMFIELD STREET              7.625          3,538.97         87
                                       7.375          3,538.97      576,000.00
    HOBOKEN          NJ   07030          1            10/01/98         14
    7054397                              05           11/01/98         25
    7054397                              O            10/01/28
    0


    2695568          225/225             F          248,000.00         ZZ
                                         360        247,602.16          1
    5531 MILLIGAN DRIVE                7.125          1,670.83         69
                                       6.875          1,670.83      360,000.00
    SAN JOSE         CA   95124          2            09/03/98         00
    7054499                              05           11/01/98          0
    7054499                              O            10/01/28
    0


    2695569          225/225             F          536,000.00         ZZ
                                         360        535,199.71          1
    809 VIA SOMONTE                    7.500          3,747.79         76
                                       7.250          3,747.79      710,000.00
    PALOS VERDES ES  CA   90274          2            09/10/98         00
    7054514                              05           11/01/98          0
    7054514                              O            10/01/28
    0


    2695570          225/225             F          312,000.00         ZZ
                                         300        311,242.56          1
    3 VICTORIA LANE                    7.125          2,230.10         71
                                       6.875          2,230.10      445,000.00
    STAMFORD         CT   06902          5            09/14/98         00
    7054527                              05           11/01/98          0
1


    7054527                              O            10/01/23
    0


    2695571          225/225             F          256,000.00         ZZ
                                         360        255,579.08          1
    513 11TH STREET                    7.000          1,703.18         47
                                       6.750          1,703.18      549,000.00
    HUNTINGTON BEAC  CA   92648          2            09/16/98         00
    7054553                              05           11/01/98          0
    7054553                              O            10/01/28
    0


    2695572          225/225             F          243,550.00         ZZ
                                         360        243,129.10          1
    13709 SW MICHELLE CT               7.125          1,640.85         95
                                       6.875          1,640.85      256,400.00
    TIGARD           OR   97223          1            09/04/98         10
    7054574                              05           11/01/98         30
    7054574                              O            10/01/28
    0


    2695573          225/225             F          250,000.00         ZZ
                                         360        249,618.37          1
    1173 ANGUS COURT                   7.375          1,726.69         64
                                       7.125          1,726.69      395,000.00
    PARK CITY        UT   84098          2            09/17/98         00
    7054610                              05           11/01/98          0
    7054610                              O            10/01/28
    0


    2695574          225/225             F          267,700.00         ZZ
                                         360        267,067.10          1
    411 PARAISO COURT                  7.250          1,826.19         95
                                       7.000          1,826.19      281,831.00
    ARROYO GRANDE    CA   93420          1            09/29/98         14
    7054679                              03           11/01/98         30
    7054679                              O            10/01/28
    0


    2695575          225/225             F          288,000.00         ZZ
                                         360        287,549.30          1
    1647 SPRING STREET                 7.250          1,964.67         80
                                       7.000          1,964.67      360,000.00
    MOUNTAIN VIEW    CA   94043          1            09/02/98         00
    7054716                              05           11/01/98          0
    7054716                              O            10/01/28
    0


1


    2695576          225/225             F          307,500.00         ZZ
                                         360        306,969.01          1
    8620 142ND AVE NE                  6.750          1,994.44         75
                                       6.500          1,994.44      410,000.00
    REDMOND          WA   98052          2            09/15/98         00
    7054868                              05           11/01/98          0
    7054868                              O            10/01/28
    0


    2695577          225/225             F          270,000.00         ZZ
                                         360        269,577.47          1
    3509 PACIFIC AVENUE                7.250          1,841.88         63
                                       7.000          1,841.88      430,000.00
    MANHATTAN BEACH  CA   90266          2            09/09/98         00
    7054924                              05           11/01/98          0
    7054924                              O            10/01/28
    0


    2695579          225/225             F          500,000.00         T
                                         360        499,177.91          1
    TORRES ST 6TH N.W. OF 8TH AVEN     7.000          3,326.52         78
                                       6.750          3,326.52      649,000.00
    CARMEL           CA   93921          1            09/04/98         00
    7054942                              05           11/01/98          0
    7054942                              O            10/01/28
    0


    2695580          225/225             F          303,300.00         ZZ
                                         360        302,801.31          1
    570 WALNUT AVENUE                  7.000          2,017.87         90
                                       6.750          2,017.87      337,000.00
    WALNUT           CA   94598          1            09/03/98         14
    7054966                              05           11/01/98         25
    7054966                              O            10/01/28
    0


    2695581          225/225             F          336,000.00         ZZ
                                         360        335,487.09          1
    1395 WEST ISLAND CIRCLE            7.375          2,320.67         75
                                       7.125          2,320.67      450,000.00
    CHANDLER         AZ   85248          2            09/15/98         00
    7055042                              03           11/01/98          0
    7055042                              O            10/01/28
    0


    2695582          225/225             F          480,000.00         ZZ
                                         360        479,230.02          1
    4900 PATTERSON RD                  7.125          3,233.85         80
                                       6.875          3,233.85      607,000.00
1


    BOZEMAN          MT   59718          1            09/15/98         00
    7055101                              05           11/01/98          0
    7055101                              O            10/01/28
    0


    2695583          225/225             F          327,400.00         ZZ
                                         360        326,874.80          1
    10527 INDIGO BROOM LOOP            7.125          2,205.76         78
                                       6.875          2,205.76      425,000.00
    AUSTIN           TX   78733          2            09/04/98         00
    7055137                              03           11/01/98          0
    7055137                              O            10/01/28
    0


    2695584          225/225             F          238,000.00         ZZ
                                         360        237,297.22          1
    10208 VERANDA COURT                6.875          1,563.50         80
                                       6.625          1,563.50      297,500.00
    BATON ROUGE      LA   70810          1            09/18/98         00
    7055206                              05           11/01/98          0
    7055206                              O            10/01/28
    0


    2695585          225/225             F          247,350.00         ZZ
                                         360        246,953.21          1
    3930 CURRAN LANE W                 7.125          1,666.45         75
                                       6.875          1,666.45      330,000.00
    UNIVERSITY PLAC  WA   98466          2            09/18/98         00
    7055240                              05           11/01/98          0
    7055240                              O            10/01/28
    0


    2695586          225/225             F          304,800.00         ZZ
                                         360        304,298.84          1
    15780 LA JOLLA COURT               7.000          2,027.85         80
                                       6.750          2,027.85      381,000.00
    MORGAN HILL      CA   95037          2            09/02/98         00
    7055247                              05           11/01/98          0
    7055247                              O            10/01/28
    0


    2695587          225/225             F          304,200.00         ZZ
                                         360        303,699.83          1
    15912 EAST BRODIEA DRIVE           7.000          2,023.86         90
                                       6.750          2,023.86      338,000.00
    FOUNTAIN HILLS   AZ   85268          1            09/01/98         14
    7055274                              05           11/01/98         25
    7055274                              O            10/01/28
    0
1




    2695588          225/225             F          300,500.00         ZZ
                                         360        299,983.21          1
    3464 GUTHRIE STREET                7.250          2,049.94         70
                                       7.000          2,049.94      430,000.00
    PLEASANTON       CA   94588          2            09/12/98         00
    7055278                              05           11/01/98          0
    7055278                              O            10/01/28
    0


    2695589          225/225             F          315,000.00         ZZ
                                         360        314,507.05          1
    1425 ONTARIO AVENUE                7.250          2,148.86         70
                                       7.000          2,148.86      450,000.00
    PASADENA         CA   91103          5            09/11/98         00
    7055286                              05           11/01/98          0
    7055286                              O            10/01/28
    0


    2695590          225/225             F          560,000.00         ZZ
                                         360        557,111.56          1
    10540 EAST CORTEZ DRIVE            7.250          3,820.19         74
                                       7.000          3,820.19      765,000.00
    SCOTTSDALE       AZ   85259          5            09/16/98         00
    7055299                              03           11/01/98          0
    7055299                              O            10/01/28
    0


    2695591          225/225             F          284,000.00         ZZ
                                         360        283,544.41          1
    7646 EAST ROCKING CHAIR RD         7.125          1,913.37         71
                                       6.875          1,913.37      400,000.00
    CAREFREE         AZ   85377          5            09/23/98         00
    7055301                              05           11/01/98          0
    7055301                              O            10/01/28
    0


    2695592          225/225             F          290,400.00         ZZ
                                         360        289,755.66          1
    409 GOODMAN ROAD                   6.875          1,907.73         80
                                       6.625          1,907.73      363,000.00
    PACIFICA         CA   94044          1            09/22/98         00
    7055312                              05           11/01/98          0
    7055312                              O            10/01/28
    0


    2695593          225/225             F          250,000.00         ZZ
                                         360        249,645.94          1
1


    3523 LOMAS SERENAS DRIVE           7.750          1,791.04         66
                                       7.500          1,791.04      379,000.00
    ESCONDIDO        CA   92029          1            09/10/98         00
    7055332                              03           11/01/98          0
    7055332                              O            10/01/28
    0


    2695595          225/225             F          400,000.00         ZZ
                                         360        399,325.97          1
    398 EL PASEO                       6.875          2,627.72         52
                                       6.625          2,627.72      778,000.00
    MILLBRAE         CA   94030          1            09/02/98         00
    7055366                              05           11/01/98          0
    7055366                              O            10/01/28
    0


    2695596          225/225             F          242,000.00         ZZ
                                         360        241,621.28          1
    6990 EXETER DRIVE                  7.250          1,650.87         90
                                       7.000          1,650.87      270,000.00
    OAKLAND          CA   94611          2            09/14/98         04
    7055372                              05           11/01/98         25
    7055372                              O            10/01/28
    0


    2695597          225/225             F          400,000.00         ZZ
                                         360        399,325.97          1
    33 CHESTNUT ROAD                   6.875          2,627.72         80
                                       6.625          2,627.72      500,000.00
    VERONA           NJ   07044          1            09/18/98         00
    7055442                              05           11/01/98          0
    7055442                              O            10/01/28
    0


    2695598          225/225             F          453,000.00         ZZ
                                         360        452,236.66          1
    4118 TENNYSON                      6.875          2,975.89         74
                                       6.625          2,975.89      618,000.00
    HOUSTON          TX   77005          2            09/02/98         00
    7055597                              05           11/01/98          0
    7055597                              O            10/01/28
    0


    2695599          225/225             F          250,000.00         ZZ
                                         360        249,067.64          1
    12901 NORTH 2ND STREET             7.250          1,705.45         79
                                       7.000          1,705.45      320,000.00
    PARKER           CO   80134          2            08/31/98         00
    7055647                              05           10/01/98          0
1


    7055647                              O            09/01/28
    0


    2695601          225/225             F          304,000.00         ZZ
                                         360        303,569.48          1
    904 DEL MONTE PLACE                7.750          2,177.90         61
                                       7.500          2,177.90      500,000.00
    SAN JOSE         CA   95117          5            09/16/98         00
    7055689                              05           11/01/98          0
    7055689                              O            10/01/28
    0


    2695602          225/225             F          303,200.00         ZZ
                                         360        302,689.08          1
    6436 LAKE WASH BLVD NE #6          6.875          1,991.81         80
                                       6.625          1,991.81      379,950.00
    KIRKLAND         WA   98033          1            09/15/98         00
    7055771                              01           11/01/98          0
    7055771                              O            10/01/28
    0


    2695603          225/225             F          438,000.00         ZZ
                                         360        437,331.38          1
    10557 BUTTERFIELD ROAD             7.375          3,025.16         71
                                       7.125          3,025.16      625,000.00
    LOS ANGELES      CA   90064          2            09/24/98         00
    7055879                              05           11/01/98          0
    7055879                              O            10/01/28
    0


    2695604          225/225             F          370,000.00         ZZ
                                         360        369,435.19          1
    3442 THREE SPRINGS DRIVE           7.375          2,555.50         57
                                       7.125          2,555.50      650,000.00
    WESTLAKE VILLAG  CA   91361          2            08/31/98         00
    7055906                              03           11/01/98          0
    7055906                              O            10/01/28
    0


    2695605          225/225             F          284,050.00         ZZ
                                         360        283,605.48          1
    46 NORTHERN PINE LOOP              7.250          1,937.73         95
                                       7.000          1,937.73      299,000.00
    ALISO VIEJO ARE  CA   92656          1            09/16/98         04
    7056042                              03           11/01/98         30
    7056042                              O            10/01/28
    0


1


    2695606          225/225             F          257,650.00         ZZ
                                         360        257,226.37          1
    11 FLORENTINE                      7.000          1,714.16         89
                                       6.750          1,714.16      289,500.00
    ALISO VIEJO ARE  CA   92656          1            09/24/98         04
    7056076                              01           11/01/98         25
    7056076                              O            10/01/28
    0


    2695607          225/225             F          303,000.00         ZZ
                                         360        301,817.43          1
    21931 STARFIRE LANE                7.375          2,092.75         79
                                       7.125          2,092.75      385,000.00
    HUNTINGTON BEAC  CA   92646          2            09/10/98         00
    7056084                              05           11/01/98          0
    7056084                              O            10/01/28
    0


    2695608          225/225             F          363,000.00         ZZ
                                         360        362,106.16          1
    19 CHAPPARAL COURT                 7.000          2,415.05         80
                                       6.750          2,415.05      459,000.00
    SAN RAMON        CA   94583          2            09/14/98         00
    7056095                              03           11/01/98          0
    7056095                              O            10/01/28
    0


    2695609          225/225             F          393,500.00         ZZ
                                         360        392,899.32          1
    404 6TH STREET                     7.375          2,717.81         56
                                       7.125          2,717.81      705,000.00
    MANHATTAN BEACH  CA   90266          2            09/21/98         00
    7056185                              05           11/01/98          0
    7056185                              O            10/01/28
    0


    2695610          225/225             F          238,500.00         ZZ
                                         360        238,126.75          1
    4301 CINIBAR COURT                 7.250          1,627.00         90
                                       7.000          1,627.00      265,000.00
    FORT WASHINGTON  MD   20744          2            09/16/98         12
    7056242                              05           11/01/98         30
    7056242                              O            10/01/28
    0


    2695611          225/225             F          333,000.00         ZZ
                                         360        332,491.67          1
    2 WILD HUNT COURT                  7.375          2,299.95         78
                                       7.125          2,299.95      430,000.00
1


    GAITHERSBURG     MD   20882          2            09/21/98         00
    7056294                              05           11/01/98          0
    7056294                              O            10/01/28
    0


    2695612          225/225             F          292,000.00         ZZ
                                         360        291,519.89          1
    15221 CALLE MIRAMAR                7.000          1,942.69         80
                                       6.750          1,942.69      368,000.00
    CHINO HILLS      CA   91709          2            08/28/98         00
    7056399                              05           11/01/98          0
    7056399                              O            10/01/28
    0


    2695613          225/225             F          317,000.00         ZZ
                                         360        316,473.44          1
    11724 SOUTH OAK LEAK PLACE         7.375          2,189.45         87
                                       7.125          2,189.45      367,000.00
    SANDY            UT   84092          2            09/23/98         12
    7056454                              05           11/01/98         25
    7056454                              O            10/01/28
    0


    2695614          225/225             F          350,000.00         ZZ
                                         360        349,363.16          1
    6064 COUNTESS DRIVE                7.250          2,387.62         64
                                       7.000          2,387.62      550,000.00
    SAN JOSE         CA   95129          1            09/08/98         00
    7056471                              05           11/01/98          0
    7056471                              O            10/01/28
    0


    2695615          225/225             F          340,000.00         ZZ
                                         360        339,467.93          1
    6627 LA CUMBRE DRIVE               7.250          2,319.40         80
                                       7.000          2,319.40      425,000.00
    ORANGE           CA   92869          1            09/01/98         00
    7056532                              03           11/01/98          0
    7056532                              O            10/01/28
    0


    2695616          225/225             F          368,000.00         ZZ
                                         360        367,394.94          2
    778 - 780 32ND AVENUE              7.000          2,448.32         67
                                       6.750          2,448.32      555,000.00
    SAN FRANCISCO    CA   94121          2            09/09/98         00
    7056564                              05           11/01/98          0
    7056564                              O            10/01/28
    0
1




    2695617          225/225             F          487,000.00         ZZ
                                         360        486,159.04          1
    7412 STANFORD PLACE                6.750          3,158.68         80
                                       6.500          3,158.68      615,000.00
    CUPERTINO        CA   95014          1            09/18/98         00
    7056628                              05           11/01/98          0
    7056628                              O            10/01/28
    0


    2695618          225/225             F          252,000.00         ZZ
                                         360        251,624.77          1
    4440 ALVARADO BLVD                 7.500          1,762.03         56
                                       7.250          1,762.03      450,000.00
    UNION CITY       CA   94587          2            09/08/98         00
    7056641                              05           11/01/98          0
    7056641                              O            10/01/28
    0


    2695619          225/225             F          261,250.00         ZZ
                                         360        260,841.16          1
    11442 FUERTE FARMS ROAD            7.250          1,782.19         95
                                       7.000          1,782.19      275,000.00
    EL CAJON         CA   92020          1            09/09/98         11
    7056646                              05           11/01/98         30
    7056646                              O            10/01/28
    0


    2695620          225/225             F          300,000.00         ZZ
                                         360        299,461.97          1
    410 S CLARKWOOD DR                 7.000          1,995.91         49
                                       6.750          1,995.91      615,000.00
    BELLINGHAM       WA   98225          5            09/09/98         00
    7056738                              05           11/01/98          0
    7056738                              O            10/01/28
    0


    2695621          225/225             F          368,000.00         ZZ
                                         360        367,424.11          1
    31272 AVENIDA MADRID               7.250          2,510.41         80
                                       7.000          2,510.41      460,000.00
    SAN JUAN CAPIST  CA   92675          2            09/08/98         00
    7056744                              03           11/01/98          0
    7056744                              O            10/01/28
    0


    2695622          225/225             F          331,800.00         ZZ
                                         240        331,172.66          1
1


    19 CANTERBURY ROAD                 7.125          2,597.40         70
                                       6.875          2,597.40      474,000.00
    LIVINGSTON       NJ   07039          1            10/06/98         00
    7056754                              05           12/01/98          0
    7056754                              O            11/01/18
    0


    2695623          225/225             F          374,500.00         ZZ
                                         360        373,913.92          1
    3563 PHEASANT STREET               7.250          2,554.76         76
                                       7.000          2,554.76      495,000.00
    GLENDALE         CA   91206          2            09/08/98         00
    7056904                              03           11/01/98          0
    7056904                              O            10/01/28
    0


    2695624          225/225             F          344,000.00         ZZ
                                         360        343,419.76          1
    2930 CALLE GAUCHO                  7.000          2,288.65         80
                                       6.750          2,288.65      430,000.00
    SAN CLEMENTE     CA   92673          2            09/18/98         00
    7056946                              05           11/01/98          0
    7056946                              O            10/01/28
    0


    2695625          225/225             F          450,000.00         ZZ
                                         360        449,295.78          1
    62 PRENTICE RD                     7.250          3,069.80         79
                                       7.000          3,069.80      574,000.00
    NEWTON           MA   02459          2            09/24/98         00
    7057129                              05           11/01/98          0
    7057129                              O            10/01/28
    0


    2695626          225/225             F          277,500.00         ZZ
                                         360        277,065.73          1
    1604 W MAIN ST                     7.250          1,893.04         79
                                       7.000          1,893.04      355,000.00
    EVANSTON         IL   60202          2            09/23/98         00
    7057329                              05           11/01/98          0
    7057329                              O            10/01/28
    0


    2695628          225/225             F          288,000.00         ZZ
                                         360        287,382.97          1
    24662 MONITA CIRCLE                7.250          1,964.67         71
                                       7.000          1,964.67      410,000.00
    LAGUNA NIGUEL    CA   92677          2            09/11/98         00
    7057385                              03           11/01/98          0
1


    7057385                              O            10/01/28
    0


    2695629          225/225             F          590,000.00         ZZ
                                         360        589,121.52          1
    164 CAMINO DON MIGUEL              7.500          4,125.37         71
                                       7.250          4,125.37      840,000.00
    ORINDA           CA   94563          2            09/18/98         00
    7057414                              05           11/01/98          0
    7057414                              O            10/01/28
    0


    2695631          225/225             F          370,000.00         ZZ
                                         360        369,435.19          1
    139 LUCCA DRIVE                    7.375          2,555.50         78
                                       7.125          2,555.50      475,000.00
    SOUTH SAN FRANC  CA   94080          2            09/12/98         00
    7057743                              05           11/01/98          0
    7057743                              O            10/01/28
    0


    2695632          225/225             F          270,750.00         ZZ
                                         360        270,346.86          1
    1161 E BEL AIRE DR                 7.500          1,893.13         95
                                       7.250          1,893.13      285,000.00
    HOLLYWOOD        FL   33428          1            09/11/98         04
    7057769                              03           11/01/98         30
    7057769                              O            10/01/28
    0


    2695633          225/225             F          320,000.00         ZZ
                                         360        319,486.68          1
    404 SUSANA AVENUE                  7.125          2,155.90         60
                                       6.875          2,155.90      535,000.00
    REDONDO BEACH    CA   90277          5            09/04/98         00
    7057836                              05           11/01/98          0
    7057836                              O            10/01/28
    0


    2695634          225/225             F          333,000.00         ZZ
                                         360        331,950.47          1
    4542 EAST MESCAL STREET            7.000          2,215.46         75
                                       6.750          2,215.46      444,000.00
    PHOENIX          AZ   85028          5            09/16/98         00
    7057840                              05           11/01/98          0
    7057840                              O            10/01/28
    0


1


    2695635          225/225             F          280,000.00         ZZ
                                         360        279,539.62          1
    16 LENOX PLACE                     7.000          1,862.85         71
                                       6.750          1,862.85      395,000.00
    ST LOUIS         MO   63108          5            09/09/98         00
    7057913                              05           11/01/98          0
    7057913                              O            10/01/28
    0


    2695636          225/225             F          344,000.00         ZZ
                                         360        343,474.87          1
    141 ALDENGLEN DRIVE                7.375          2,375.93         79
                                       7.125          2,375.93      438,000.00
    SOUTH SAN FRANC  CA   94080          2            09/12/98         00
    7057914                              05           11/01/98          0
    7057914                              O            10/01/28
    0


    2695637          225/225             F          500,000.00         ZZ
                                         360        499,136.58          1
    1621 VIA LAZO                      6.750          3,243.00         54
                                       6.500          3,243.00      930,000.00
    PALOS VERDES ES  CA   90274          1            09/15/98         00
    7058065                              05           11/01/98          0
    7058065                              O            10/01/28
    0


    2695638          225/225             F          240,000.00         ZZ
                                         360        239,676.85          1
    1019 WALLACE DRIVE                 8.000          1,761.04         69
                                       7.750          1,761.04      350,000.00
    SAN JOSE         CA   95120          2            09/09/98         00
    7058071                              05           11/01/98          0
    7058071                              O            10/01/28
    0


    2695639          225/225             F          528,000.00         ZZ
                                         360        527,042.77          1
    2106 CASTRO STREET                 6.500          3,337.32         80
                                       6.250          3,337.32      660,000.00
    SAN FRANCISCO    CA   94131          1            09/15/98         00
    7058146                              05           11/01/98          0
    7058146                              O            10/01/28
    0


    2695640          225/225             F          300,000.00         ZZ
                                         360        299,494.48          1
    221 DRIFTWOOD ROAD                 6.875          1,970.79         29
                                       6.625          1,970.79    1,050,000.00
1


    NEWPORT BEACH    CA   92625          1            09/17/98         00
    7058178                              03           11/01/98          0
    7058178                              O            10/01/28
    0


    2695641          225/225             F          630,000.00         ZZ
                                         360        628,912.11          1
    19931 DURHAM COURT                 6.750          4,086.17         56
                                       6.500          4,086.17    1,143,000.00
    SARATOGA         CA   95070          2            09/18/98         00
    7058256                              05           11/01/98          0
    7058256                              O            10/01/28
    0


    2695642          225/225             F          327,750.00         ZZ
                                         360        326,871.74          1
    808 MEDITERANEAN LANE              7.250          2,235.84         75
                                       7.000          2,235.84      437,000.00
    REDWOOD CITY     CA   94065          2            09/21/98         00
    7058273                              01           11/01/98          0
    7058273                              O            10/01/28
    0


    2695643          225/225             F          351,000.00         ZZ
                                         360        350,450.72          1
    3408 LODGE DRIVE                   7.250          2,394.44         80
                                       7.000          2,394.44      439,000.00
    BELMONT          CA   94002          1            09/14/98         00
    7058308                              05           11/01/98          0
    7058308                              O            10/01/28
    0


    2695644          225/225             F          280,000.00         ZZ
                                         360        279,485.61          1
    2460 SOUTHEAST 8TH COURT           7.000          1,862.85         80
                                       6.750          1,862.85      350,000.00
    POMPANO BEACH    FL   33062          1            10/02/98         00
    7058309                              05           11/01/98          0
    7058309                              O            10/01/28
    0


    2695645          225/225             F          302,400.00         ZZ
                                         360        301,926.75          1
    4365 IRONWOOD AVENUE               7.250          2,062.91         80
                                       7.000          2,062.91      378,000.00
    SEAL BEACH       CA   90740          1            09/04/98         00
    7058358                              05           11/01/98          0
    7058358                              O            10/01/28
    0
1




    2695646          225/225             F          260,000.00         ZZ
                                         360        259,551.02          1
    8 WILSON MEADOW ROAD               6.750          1,686.36         55
                                       6.500          1,686.36      475,000.00
    BOW              NH   03304          2            09/23/98         00
    7058379                              05           11/01/98          0
    7058379                              O            10/01/28
    0


    2695647          225/225             F          273,200.00         ZZ
                                         360        272,772.46          1
    28072 NORTH 108TH WAY              7.250          1,863.71         95
                                       7.000          1,863.71      287,629.00
    SCOTTSDALE       AZ   85255          1            09/11/98         12
    7058485                              03           11/01/98         30
    7058485                              O            10/01/28
    0


    2695648          225/225             F          310,000.00         ZZ
                                         360        309,260.02          1
    67 HUNTERS CROSSING                6.750          2,010.66         74
                                       6.500          2,010.66      424,500.00
    BURLINGTON       CT   06013          1            09/16/98         00
    7058524                              05           11/01/98          0
    7058524                              O            10/01/28
    0


    2695650          225/225             F          307,000.00         ZZ
                                         360        305,705.81          1
    22859 HATTERAS STREET              6.750          1,991.20         69
                                       6.500          1,991.20      450,000.00
    WOODLAND HILLS   CA   91367          2            09/14/98         00
    7058915                              05           11/01/98          0
    7058915                              O            10/01/28
    0


    2695652          225/225             F          640,000.00         ZZ
                                         360        638,839.72          1
    3 BLACKLEDGE COURT                 6.500          4,045.24         74
                                       6.250          4,045.24      865,000.00
    CLOSTER          NJ   07624          2            09/14/98         00
    7058981                              05           11/01/98          0
    7058981                              O            10/01/28
    0


    2695653          225/225             F          325,000.00         ZZ
                                         360        324,221.74          1
1


    3143 ATHERTON DRIVE                6.875          2,135.02         80
                                       6.625          2,135.02      407,000.00
    SANTA CLARA      CA   95051          1            09/14/98         00
    7059088                              05           11/01/98          0
    7059088                              O            10/01/28
    0


    2695654          225/225             F          415,000.00         ZZ
                                         360        413,848.85          1
    3515 SURFWOOD DRIVE                7.250          2,831.04         60
                                       7.000          2,831.04      695,000.00
    MALIBU AREA      CA   90265          2            09/23/98         00
    7059098                              05           11/01/98          0
    7059098                              O            10/01/28
    0


    2695655          225/225             F          330,000.00         ZZ
                                         360        329,430.14          1
    4001 KILDRUMMY DRIVE               6.750          2,140.38         72
                                       6.500          2,140.38      460,000.00
    DURHAM           NC   27705          2            09/30/98         00
    7059248                              05           11/01/98          0
    7059248                              O            10/01/28
    0


    2695656          225/225             F          400,000.00         T
                                         360        399,342.33          1
    2020 6TH STREET NO 4               7.000          2,661.21         80
                                       6.750          2,661.21      505,000.00
    SANTA MONICA     CA   90405          1            09/17/98         00
    7059359                              01           11/01/98          0
    7059359                              O            10/01/28
    0


    2695658          225/225             F          302,400.00         ZZ
                                         360        301,982.41          1
    4685 TORREY PINES DRIVE            7.875          2,192.61         80
                                       7.625          2,192.61      380,000.00
    CHINO HILLS      CA   91709          2            09/15/98         00
    7059606                              05           11/01/98          0
    7059606                              O            10/01/28
    0


    2695659          225/225             F          350,000.00         ZZ
                                         360        349,323.38          1
    42 GLEN EAGLES DRIVE               7.125          2,358.02         32
                                       6.875          2,358.02    1,100,000.00
    LADUE            MO   63124          1            10/02/98         00
    7059769                              05           11/01/98          0
1


    7059769                              O            10/01/28
    0


    2695660          225/225             F          440,000.00         ZZ
                                         360        439,202.31          1
    43570 HOMESTEAD COURT              6.500          2,781.10         80
                                       6.250          2,781.10      550,000.00
    FREMONT          CA   94539          1            09/25/98         00
    7059773                              03           11/01/98          0
    7059773                              O            10/01/28
    0


    2695661          225/225             F          348,000.00         ZZ
                                         360        344,885.40          1
    1048 MIRAFLORES AVENUE             7.000          2,315.26         78
                                       6.750          2,315.26      450,000.00
    SAN PEDRO AREA   CA   90731          2            09/22/98         00
    7059791                              05           11/01/98          0
    7059791                              O            10/01/28
    0


    2695662          225/225             F          250,000.00         ZZ
                                         360        249,680.06          1
    2450 WEXFORD AVE                   8.250          1,878.17         74
                                       8.000          1,878.17      340,000.00
    SOUTH SAN FRANC  CA   94080          2            09/18/98         00
    7059918                              05           11/01/98          0
    7059918                              O            10/01/28
    0


    2695663          225/225             F          250,000.00         ZZ
                                         360        249,531.87          1
    9702 SCOTSTOUN DRIVE               7.125          1,684.30         84
                                       6.875          1,684.30      300,000.00
    HUNTINGTON BEAC  CA   92646          2            09/21/98         04
    7060126                              05           11/01/98         12
    7060126                              O            10/01/28
    0


    2695664          225/225             F          257,500.00         ZZ
                                         360        257,299.12          1
    12717 STATE AVE                    7.250          1,756.61         61
                                       7.000          1,756.61      425,000.00
    MARYSVILLE       WA   98271          2            09/29/98         00
    7060290                              05           12/01/98          0
    7060290                              O            11/01/28
    0


1


    2695665          225/225             F          240,000.00         ZZ
                                         360        239,595.58          1
    5690 CRESTLINE PLACE               6.875          1,576.63         90
                                       6.625          1,576.63      267,000.00
    RANCHO CUCAMONG  CA   91739          2            09/10/98         04
    7060414                              05           11/01/98         25
    7060414                              O            10/01/28
    0


    2695666          225/225             F          245,000.00         ZZ
                                         360        244,625.99          1
    6 FOREST ROAD                      7.375          1,692.16         52
                                       7.125          1,692.16      475,000.00
    DARIEN           CT   06820          5            09/17/98         00
    7060529                              05           11/01/98          0
    7060529                              O            10/01/28
    0


    2695667          225/225             F          247,000.00         ZZ
                                         360        246,593.88          1
    14587 SOUTH 2700 WEST              7.000          1,643.30         70
                                       6.750          1,643.30      355,000.00
    BLUFFDALE        UT   84065          5            09/28/98         00
    7060587                              05           11/01/98          0
    7060587                              O            10/01/28
    0


    2695668          225/225             F          420,000.00         T
                                         360        419,326.27          1
    7515 PELICAN BAY BLVD #10A         7.125          2,829.62         80
                                       6.875          2,829.62      525,000.00
    NAPLES           FL   34108          1            09/30/98         00
    7060629                              06           11/01/98          0
    7060629                              O            10/01/28
    0


    2695669          225/225             F          244,000.00         ZZ
                                         360        243,618.15          1
    20 SANTA ELENA AVENUE              7.250          1,664.52         80
                                       7.000          1,664.52      305,000.00
    DALY CITY        CA   94015          1            09/21/98         00
    7060675                              05           11/01/98          0
    7060675                              O            10/01/28
    0


    2695670          225/225             F          348,000.00         ZZ
                                         360        347,441.75          2
    1213- 1215 ALICE DR                7.125          2,344.55         80
                                       6.875          2,344.55      435,000.00
1


    SANTA CLARA      CA   95050          1            09/17/98         00
    7060920                              05           11/01/98          0
    7060920                              O            10/01/28
    0


    2695671          225/225             F          382,500.00         ZZ
                                         360        381,810.29          1
    910 BANDERA COURT                  7.500          2,674.50         85
                                       7.250          2,674.50      450,000.00
    ALLEN            TX   75013          2            09/16/98         14
    7061182                              03           11/01/98         12
    7061182                              O            10/01/28
    0


    2695672          225/225             F          440,000.00         T
                                         360        439,311.43          1
    10691 GULFSHORE DR # 1200          7.250          3,001.58         80
                                       7.000          3,001.58      550,000.00
    NAPLES           FL   34108          1            09/30/98         00
    7061243                              06           11/01/98          0
    7061243                              O            10/01/28
    0


    2695674          225/225             F          306,000.00         ZZ
                                         360        305,496.88          1
    21025 SAN JOSE STREET              7.000          2,035.83         80
                                       6.750          2,035.83      382,500.00
    CHATSWORTH AREA  CA   91311          1            09/10/98         00
    7061545                              05           11/01/98          0
    7061545                              O            10/01/28
    0


    2695675          225/225             F          424,000.00         ZZ
                                         360        423,652.44          1
    2904 SAWMILL GULCH ROAD            7.000          2,820.89         80
                                       6.750          2,820.89      530,000.00
    PEBBLE BEACH     CA   93953          2            10/01/98         00
    7061548                              05           12/01/98          0
    7061548                              O            11/01/28
    0


    2695676          225/225             F          647,500.00         ZZ
                                         360        646,486.71          1
    4064 LIVE OAK LANE                 7.250          4,417.10         59
                                       7.000          4,417.10    1,100,000.00
    YORBA LINDA      CA   92886          2            09/23/98         00
    7061603                              05           11/01/98          0
    7061603                              O            10/01/28
    0
1




    2695677          225/225             F          260,000.00         ZZ
                                         360        259,622.43          1
    132 BLUEBERRY HILL                 7.625          1,840.27         34
                                       7.375          1,840.27      780,000.00
    LOS GATOS        CA   95032          2            09/24/98         00
    7061704                              05           11/01/98          0
    7061704                              O            10/01/28
    0


    2695678          225/225             F          348,000.00         ZZ
                                         360        347,413.58          1
    575 GLEN HAMPTON DRIVE             6.875          2,286.12         75
                                       6.625          2,286.12      465,000.00
    ALPHARETTA       GA   30004          5            09/14/98         00
    7061809                              03           11/01/98          0
    7061809                              O            10/01/28
    0


    2695679          225/225             F          308,000.00         ZZ
                                         360        307,505.92          1
    801 DOMINION DRIVE                 7.125          2,075.06         80
                                       6.875          2,075.06      385,000.00
    SOUTHLAKE        TX   76092          1            09/17/98         00
    7062493                              03           11/01/98          0
    7062493                              O            10/01/28
    0


    2695680          225/225             F          406,500.00         ZZ
                                         360        405,815.02          1
    25550 NORTH 106TH WAY              6.875          2,670.42         53
                                       6.625          2,670.42      775,000.00
    SCOTTSDALE       AZ   85255          2            09/23/98         00
    7062504                              03           11/01/98          0
    7062504                              O            10/01/28
    0


    2695681          225/225             F          276,600.00         ZZ
                                         360        276,156.29          1
    7124 MANILA AVENUE                 7.125          1,863.51         80
                                       6.875          1,863.51      350,000.00
    EL CERRITO       CA   94530          1            09/26/98         00
    7062514                              05           11/01/98          0
    7062514                              O            10/01/28
    0


    2695682          225/225             F          360,000.00         ZZ
                                         360        359,436.62          1
1


    1468 GWYNMERE RUN                  7.250          2,455.84         73
                                       7.000          2,455.84      499,000.00
    CARMEL           IN   46032          2            09/23/98         00
    7062562                              05           11/01/98          0
    7062562                              O            10/01/28
    0


    2695683          225/225             F          303,000.00         ZZ
                                         360        302,739.12          1
    4936 GASKIN WALK                   6.750          1,965.26         78
                                       6.500          1,965.26      390,000.00
    MARIETTA         GA   30068          2            09/30/98         00
    7062751                              03           12/01/98          0
    7062751                              O            11/01/28
    0


    2695684          225/225             F          288,000.00         ZZ
                                         360        287,168.77          1
    3365 E PLACITA LA JOLLA DEL S      6.750          1,867.97         80
                                       6.500          1,867.97      360,000.00
    TUCSON           AZ   85746          1            09/24/98         00
    7062866                              03           11/01/98          0
    7062866                              O            10/01/28
    0


    2695685          225/225             F          252,000.00         T
                                         360        251,549.22          1
    333 HOLLYWOOOD BOULEVARD           6.750          1,634.47         80
                                       6.500          1,634.47      315,000.00
    OXNARD AREA      CA   93035          1            09/23/98         00
    7063079                              05           11/01/98          0
    7063079                              O            10/01/28
    0


    2695686          225/225             F          270,750.00         ZZ
                                         360        270,143.18          1
    256 PINE WOOD LANE                 7.375          1,870.01         95
                                       7.125          1,870.01      285,000.00
    LOS GATOS        CA   95032          1            09/25/98         10
    7063131                              01           11/01/98         30
    7063131                              O            10/01/28
    0


    2695687          225/225             F          309,150.00         ZZ
                                         360        308,440.52          1
    13270 80TH STREET COURT SOUTH      7.000          2,056.79         85
                                       6.750          2,056.79      363,707.00
    HASTINGS         MN   55033          1            09/17/98         12
    7063286                              05           11/01/98         12
1


    7063286                              O            10/01/28
    0


    2695688          225/225             F          650,000.00         ZZ
                                         360        648,931.29          1
    6701 EAST CARON STREET             7.000          4,324.47         73
                                       6.750          4,324.47      900,000.00
    PARADISE VALLEY  AZ   85253          2            09/29/98         00
    7063322                              05           11/01/98          0
    7063322                              O            10/01/28
    0


    2695689          225/225             F          385,000.00         T
                                         360        384,366.98          1
    #4 WHITE TAIL RIDGE ROAD           7.000          2,561.42         72
                                       6.750          2,561.42      535,000.00
    SILVER BAY       MN   55614          2            10/01/98         00
    7063324                              05           11/01/98          0
    7063324                              O            10/01/28
    0


    2695691          225/225             F          260,000.00         ZZ
                                         360        259,572.51          1
    4617 N ISLAND DR E                 7.000          1,729.79         71
                                       6.750          1,729.79      368,000.00
    BONNEY LAKE      WA   98390          1            09/26/98         00
    7063453                              03           11/01/98          0
    7063453                              O            10/01/28
    0


    2695692          225/225             F          350,000.00         ZZ
                                         360        349,395.60          1
    44 OAK STREET                      6.750          2,270.10         75
                                       6.500          2,270.10      467,750.00
    WESTWOOD         MA   02090          1            09/30/98         00
    7063990                              05           11/01/98          0
    7063990                              O            10/01/28
    0


    2695693          225/225             F          325,000.00         ZZ
                                         360        324,516.09          1
    232 PARKS BAY ROAD                 7.500          2,272.45         39
                                       7.250          2,272.45      837,000.00
    SHAW ISLAND      WA   98286          2            09/17/98         00
    7064128                              05           11/01/98          0
    7064128                              O            10/01/28
    0


1


    2695694          225/225             F          301,500.00         ZZ
                                         360        301,016.34          1
    6800 GARTH STREET                  7.125          2,031.27         90
                                       6.875          2,031.27      335,000.00
    BOWIE            MD   20715          2            09/25/98         12
    7064424                              03           11/01/98         30
    7064424                              O            10/01/28
    0


    2695695          225/225             F          251,250.00         ZZ
                                         360        250,684.23          1
    292 CALLE ESPERANZA                7.250          1,713.97         75
                                       7.000          1,713.97      335,000.00
    SANTA BARBARA    CA   93105          2            09/24/98         00
    7064766                              01           11/01/98          0
    7064766                              O            10/01/28
    0


    2695697          225/225             F          431,550.00         ZZ
                                         360        430,804.79          1
    2145 GRENADIER DRIVE               6.750          2,799.03         90
                                       6.500          2,799.03      479,500.00
    SAN PEDRO AREA   CA   90732          1            09/25/98         04
    7065259                              05           11/01/98         25
    7065259                              O            10/01/28
    0


    2695698          225/225             F          430,000.00         ZZ
                                         360        429,327.09          1
    21461 ENCINA ROAD                  7.250          2,933.36         67
                                       7.000          2,933.36      645,000.00
    TOPANGA AREA     CA   90290          1            09/21/98         00
    7065478                              05           11/01/98          0
    7065478                              O            10/01/28
    0


    2695699          225/225             F          318,000.00         ZZ
                                         360        317,514.56          1
    5334 RAMSDELL AVENUE               7.375          2,196.35         74
                                       7.125          2,196.35      430,000.00
    LA CRESCENTA AR  CA   91214          5            09/23/98         00
    7065487                              05           11/01/98          0
    7065487                              O            10/01/28
    0


    2695700          225/225             F          294,500.00         ZZ
                                         360        293,817.96          1
    21122 CALLE OCASO                  7.500          2,059.19         71
                                       7.250          2,059.19      420,000.00
1


    LAKE FOREST      CA   92630          2            09/25/98         00
    7065595                              03           11/01/98          0
    7065595                              O            10/01/28
    0


    2695701          225/225             F          500,000.00         ZZ
                                         360        499,569.50          1
    24 CANYONWOOD                      6.750          3,243.00         69
                                       6.500          3,243.00      730,000.00
    IRVINE           CA   92620          2            09/30/98         00
    7066356                              03           12/01/98          0
    7066356                              O            11/01/28
    0


    2695702          225/225             F          296,390.00         ZZ
                                         360        295,914.55          1
    25505 VIA DESCA                    7.125          1,996.84         95
                                       6.875          1,996.84      311,990.00
    VALENCIA AREA    CA   91355          1            09/22/98         04
    7066465                              05           11/01/98         30
    7066465                              O            10/01/28
    0


    2695703          225/225             F          442,000.00         ZZ
                                         360        441,325.27          1
    1260 CRESTVIEW DRIVE               7.375          3,052.79         77
                                       7.125          3,052.79      580,000.00
    FULLERTON        CA   92833          2            09/23/98         00
    7066551                              05           11/01/98          0
    7066551                              O            10/01/28
    0


    2695704          225/225             F          515,000.00         ZZ
                                         360        512,644.50          1
    39 NORTH SCENIC HILLS CIRCL        7.000          3,426.31         80
                                       6.750          3,426.31      645,000.00
    NORTH SALT LAKE  UT   84054          2            09/29/98         00
    7066568                              05           11/01/98          0
    7066568                              O            10/01/28
    0


    2695705          225/225             F          288,000.00         ZZ
                                         360        287,763.92          1
    3605 COUNTRY CLUB DRIVE            7.000          1,916.08         80
                                       6.750          1,916.08      363,000.00
    LOS ANGELES      CA   90019          2            09/28/98         00
    7066571                              05           12/01/98          0
    7066571                              O            11/01/28
    0
1




    2695706          225/225             F          232,750.00         ZZ
                                         360        232,376.64          1
    223 HANOVER DRIVE                  7.125          1,568.08         95
                                       6.875          1,568.08      245,000.00
    COSTA MESA       CA   92626          1            09/24/98         04
    7067726                              05           11/01/98         30
    7067726                              O            10/01/28
    0


    2695707          225/225             F          502,950.00         ZZ
                                         360        502,162.93          1
    12070 NORTH 134TH WAY              7.250          3,431.01         80
                                       7.000          3,431.01      628,748.00
    SCOTTSDALE       AZ   85259          1            09/30/98         00
    7067977                              03           11/01/98          0
    7067977                              O            10/01/28
    0


    2695708          225/225             F          350,000.00         ZZ
                                         360        349,355.73          1
    894 SANDCASTLE DRIVE               7.500          2,447.26         42
                                       7.250          2,447.26      850,000.00
    CORONA DEL MAR   CA   92625          2            09/23/98         00
    7068215                              03           11/01/98          0
    7068215                              O            10/01/28
    0


    2695709          225/225             F          300,000.00         ZZ
                                         360        299,760.09          1
    255 PARK AVENUE                    7.125          2,021.16         75
                                       6.875          2,021.16      400,000.00
    LONG BEACH       CA   90803          5            10/01/98         00
    7068300                              05           12/01/98          0
    7068300                              O            11/01/28
    0


    2695710          225/225             F          291,000.00         ZZ
                                         360        290,314.50          1
    15650 NORTH CHOLULA DRIVE          7.000          1,936.04         73
                                       6.750          1,936.04      400,000.00
    FOUNTAIN HILLS   AZ   85268          2            09/28/98         00
    7068444                              03           11/01/98          0
    7068444                              O            10/01/28
    0


    2695711          225/225             F          412,500.00         ZZ
                                         360        412,178.21          1
1


    2842 TIGERTAIL DRIVE               7.250          2,813.98         75
                                       7.000          2,813.98      550,000.00
    LOS ALAMITOS AR  CA   90720          5            09/29/98         00
    7068455                              05           12/01/98          0
    7068455                              O            11/01/28
    0


    2695712          225/225             F          351,000.00         ZZ
                                         360        350,408.53          1
    6019 ATLAS PL SW                   6.875          2,305.83         90
                                       6.625          2,305.83      390,000.00
    SEATTLE          WA   98136          1            09/25/98         10
    7068995                              05           11/01/98         25
    7068995                              O            10/01/28
    0


    2695713          225/225             F          300,000.00         ZZ
                                         360        299,518.76          1
    6617 WEST WILLOW AVENUE            7.125          2,021.16         60
                                       6.875          2,021.16      500,000.00
    GLENDALE         AZ   85304          5            09/30/98         00
    7070057                              05           11/01/98          0
    7070057                              O            10/01/28
    0


    2695714          225/225             F          239,000.00         ZZ
                                         360        238,625.97          1
    15820 ULSTER STREET                7.250          1,630.41         68
                                       7.000          1,630.41      352,000.00
    BRIGHTON         CO   80601          5            09/25/98         00
    7070254                              03           11/01/98          0
    7070254                              O            10/01/28
    0


    2695715          225/225             F          312,300.00         ZZ
                                         360        311,455.62          1
    38 ADELIA PATH                     8.125          2,318.82         90
                                       7.875          2,318.82      350,000.00
    JAMESPORT        NY   11947          4            01/15/98         14
    8053149                              05           03/01/98         25
    8053149                              O            02/01/28
    0


    2695717          225/225             F          250,000.00         ZZ
                                         360        249,508.17          1
    6 BENEDICT CRESCENT                7.250          1,705.44         57
                                       7.000          1,705.44      445,000.00
    BERNARDS         NJ   07920          1            09/04/98         00
    8154515                              03           11/01/98          0
1


    8154515                              O            10/01/28
    0


    2695718          225/225             F          300,000.00         ZZ
                                         360        299,553.33          1
    101 BAY HILL DRIVE                 7.500          2,097.64         63
                                       7.250          2,097.64      478,189.00
    BLUE BELL        PA   19422          1            09/11/98         00
    8154540                              03           11/01/98          0
    8154540                              O            10/01/28
    0


    2695719          225/225             F          260,000.00         ZZ
                                         360        256,825.45          1
    1735 HUDSON ROAD                   6.875          1,708.01         73
                                       6.625          1,708.01      360,680.00
    MADISON          TN   37115          1            04/23/98         00
    8250381                              05           06/01/98          0
    8250381                              O            05/01/28
    0


    2695720          225/225             F          310,000.00         ZZ
                                         360        309,502.72          1
    14185 S.W. 182 AVENUE              7.125          2,088.53         79
                                       6.875          2,088.53      395,180.00
    MIAMI            FL   33196          1            09/22/98         00
    8251103                              05           11/01/98          0
    8251103                              O            10/01/28
    0


    2695722          225/225             F          300,000.00         ZZ
                                         360        299,530.53          1
    6339 NW 66 WAY                     7.250          2,046.53         60
                                       7.000          2,046.53      500,000.00
    PARKLAND         FL   33067          5            09/16/98         00
    8431140                              05           11/01/98          0
    8431140                              O            10/01/28
    0


    2695723          225/225             F          242,250.00         ZZ
                                         360        241,679.63          1
    1019 PRISCILLA LANE                7.250          1,652.57         95
                                       7.000          1,652.57      255,000.00
    ALEXANDRIA       VA   22308          1            09/04/98         11
    8722312                              05           10/01/98         30
    8722312                              O            09/01/28
    0


1


    2695726          225/225             F          412,000.00         ZZ
                                         360        411,355.25          1
    853 IRON LATCH ROAD                7.250          2,810.57         80
                                       7.000          2,810.57      515,000.00
    FRANKLIN LAKES   NJ   07417          1            09/11/98         00
    8727474                              05           11/01/98          0
    8727474                              O            10/01/28
    0


    2695727          225/225             F          363,500.00         ZZ
                                         360        362,985.23          1
    20 QUARRY ROAD EXTENSION           7.750          2,604.16         71
                                       7.500          2,604.16      515,000.00
    MYSTIC           CT   06355          1            09/18/98         00
    8729979                              05           11/01/98          0
    8729979                              O            10/01/28
    0


    2695728          225/225             F          300,000.00         ZZ
                                         360        299,754.09          1
    695 CURTISWOOD DRIVE               7.000          1,995.91         75
                                       6.750          1,995.91      400,000.00
    KEY BISCAYNE     FL   33149          1            10/02/98         00
    8730052                              05           12/01/98          0
    8730052                              O            11/01/28
    0


    2695730          225/225             F          309,150.00         ZZ
                                         360        308,666.20          1
    13 MANOR ROAD                      7.250          2,108.95         80
                                       7.000          2,108.95      386,477.00
    NEWTOWN          PA   18940          1            09/30/98         00
    8730656                              05           11/01/98          0
    8730656                              O            10/01/28
    0


    2695731          225/225             F          320,000.00         ZZ
                                         360        319,499.24          1
    4766 WATERMARK LANE                7.250          2,182.96         77
                                       7.000          2,182.96      417,850.00
    SARASOTA         FL   34238          1            09/08/98         00
    8731654                              03           11/01/98          0
    8731654                              O            10/01/28
    0


    2695733          225/225             F          279,300.00         ZZ
                                         360        278,840.78          1
    4603 CHARTLEY WAY                  7.000          1,858.19         80
                                       6.750          1,858.19      349,210.00
1


    ROSWELL          GA   30075          1            09/24/98         00
    8733504                              03           11/01/98          0
    8733504                              O            10/01/28
    0


    2695734          225/225             F          241,400.00         ZZ
                                         360        239,060.44          1
    6 LOOMIS FERRY ROAD                7.250          1,646.77         57
                                       7.000          1,646.77      430,000.00
    HILTON HEAD ISL  SC   29928          2            08/25/98         00
    8733557                              03           10/01/98          0
    8733557                              O            09/01/28
    0


    2695736          225/225             F          246,550.00         ZZ
                                         360        246,164.16          1
    1633 COUNTRY WALK DRIVE            7.250          1,681.91         80
                                       7.000          1,681.91      308,233.00
    ORANGE PARK      FL   32073          1            09/17/98         00
    8733910                              03           11/01/98          0
    8733910                              O            10/01/28
    0


    2695737          225/225             F          232,500.00         ZZ
                                         360        232,170.74          1
    7941 LITTLE FOX LANE               7.750          1,665.66         75
                                       7.500          1,665.66      310,000.00
    JACKSONVILLE     FL   32256          2            09/16/98         00
    8734121                              03           11/01/98          0
    8734121                              O            10/01/28
    0


    2695738          225/225             F          240,000.00         ZZ
                                         360        239,564.90          1
    3815 SOUTH MALLARD LANE            6.500          1,516.96         55
                                       6.250          1,516.96      441,500.00
    DOYLESTOWN       PA   18901          1            09/15/98         00
    8734271                              03           11/01/98          0
    8734271                              O            10/01/28
    0


    2695739          225/225             F          400,000.00         ZZ
                                         360        399,687.96          1
    2372 NE 30TH COURT                 7.250          2,728.71         66
                                       7.000          2,728.71      610,000.00
    LIGHTHOUSE POIN  FL   33064          1            10/02/98         00
    8734493                              05           12/01/98          0
    8734493                              O            11/01/28
    0
1




    2695740          225/225             F          298,000.00         ZZ
                                         360        297,485.42          1
    9 THAYER ROAD                      6.750          1,932.82         80
                                       6.500          1,932.82      372,500.00
    HIGHLAND MILLS   NY   10930          1            09/23/98         00
    8734653                              05           11/01/98          0
    8734653                              O            10/01/28
    0


    2695741          225/225             F          450,000.00         ZZ
                                         360        449,241.73          1
    6375 WESTCHESTER COURT             6.875          2,956.18         80
                                       6.625          2,956.18      568,400.00
    CUMMING          GA   30040          1            09/09/98         00
    8734844                              03           11/01/98          0
    8734844                              O            10/01/28
    0


    2695742          225/225             F          455,000.00         ZZ
                                         360        454,251.90          1
    1223 MANOR OAKS COURT              7.000          3,027.13         70
                                       6.750          3,027.13      650,000.00
    DUNWOODY         GA   30338          1            09/23/98         00
    8734958                              05           11/01/98          0
    8734958                              O            10/01/28
    0


    2695743          225/225             F          239,200.00         ZZ
                                         360        238,825.61          1
    973 BEAVER CREEK ROAD              7.250          1,631.77         80
                                       7.000          1,631.77      299,000.00
    APEX             NC   27502          1            09/03/98         00
    8735101                              05           11/01/98          0
    8735101                              O            10/01/28
    0


    2695744          225/225             F          284,000.00         ZZ
                                         360        283,555.56          1
    1793 ROCKLEDGE DRIVE               7.250          1,937.38         80
                                       7.000          1,937.38      355,000.00
    ROCKLEDGE        FL   32955          1            09/11/98         00
    8735896                              05           11/01/98          0
    8735896                              O            10/01/28
    0


    2695746          225/225             F          256,050.00         ZZ
                                         360        255,448.10          1
1


    3771 SPEAR POINT DR                7.250          1,746.71         90
                                       7.000          1,746.71      284,500.00
    ORLANDO          FL   32837          1            09/30/98         14
    8736314                              03           11/01/98         25
    8736314                              O            10/01/28
    0


    2695747          225/225             F          320,800.00         ZZ
                                         360        320,297.98          1
    130 STONEHILL DRIVE                7.250          2,188.42         54
                                       7.000          2,188.42      605,000.00
    MAITLAND         FL   32751          2            09/25/98         00
    8736911                              03           11/01/98          0
    8736911                              O            10/01/28
    0


    2695748          225/225             F          347,200.00         ZZ
                                         360        346,600.46          1
    5231 GUNPOWDER ROAD                6.750          2,251.93         80
                                       6.500          2,251.93      434,035.00
    FAIRFAX          VA   22030          1            09/15/98         00
    8907380                              03           11/01/98          0
    8907380                              O            10/01/28
    0


    2695749          225/225             F          355,000.00         ZZ
                                         360        352,930.12          1
    1076 STONEGATE DRIVE               7.375          2,451.90         90
                                       7.125          2,451.90      395,000.00
    SALEM            VA   24153          2            06/26/98         04
    8909839                              05           08/01/98         25
    8909839                              O            07/01/28
    0


    2695750          225/225             F          300,000.00         ZZ
                                         240        298,313.97          1
    3522 BALLSTON COURT                7.250          2,371.13         80
                                       7.000          2,371.13      377,000.00
    CHARLOTTE        NC   28269          2            08/25/98         00
    8911152                              03           10/01/98          0
    8911152                              O            09/01/18
    0


    2695751          225/225             F          271,200.00         ZZ
                                         360        270,834.85          1
    946 SUNSET DRIVE                   8.000          1,989.97         80
                                       7.750          1,989.97      339,000.00
    SANTA CLARA      CA   95050          1            09/09/98         00
    7056130                              05           11/01/98          0
1


    7056130                              O            10/01/28
    0


    2695995          225/225             F          325,000.00         ZZ
                                         360        323,871.23          1
    412 ACADEMY CIRCLE                 6.750          2,107.95         51
                                       6.500          2,107.95      645,000.00
    MERION           PA   19066          1            07/24/98         00
    6104345                              05           09/01/98          0
    6104345                              O            08/01/28
    0


    2695996          225/225             F          560,000.00         ZZ
                                         360        559,206.96          1
    8 TWIN CREEK LANE                  7.750          4,011.91         49
                                       7.500          4,011.91    1,155,000.00
    BERWYN           PA   19312          5            08/27/98         00
    6104472                              05           11/01/98          0
    6104472                              O            10/01/28
    0


    2695999          225/225             F          500,000.00         ZZ
                                         360        499,177.91          1
    6647 ARMITAGE ROAD                 7.000          3,326.52         39
                                       6.750          3,326.52    1,300,000.00
    NEW HOPE         PA   18938          5            09/11/98         00
    6104739                              05           11/01/98          0
    6104739                              O            10/01/28
    0


    2696000          225/225             F          729,000.00         ZZ
                                         360        727,941.38          1
    822 PENNSTONE ROAD                 7.625          5,159.82         73
                                       7.375          5,159.82    1,000,000.00
    BRYN MAWR        PA   19010          2            09/24/98         00
    6104900                              05           11/01/98          0
    6104900                              O            10/01/28
    0


    2696001          225/225             F          275,000.00         ZZ
                                         360        274,513.40          1
    586 FOX RUN ROAD                   6.625          1,760.86         80
                                       6.375          1,760.86      345,000.00
    SEWELL           NJ   08080          2            09/10/98         00
    6104916                              05           11/01/98          0
    6104916                              O            10/01/28
    0


1


    2696002          225/225             F          500,000.00         ZZ
                                         360        499,136.58          1
    130 FOXHILL DRIVE                  6.750          3,243.00         73
                                       6.500          3,243.00      690,000.00
    WRIGHTSTOWN      PA   18940          5            09/21/98         00
    6104955                              03           11/01/98          0
    6104955                              O            10/01/28
    0


    2696003          225/225             F          245,000.00         T
                                         360        244,616.58          1
    102 SOUTH VENDOME AVENUE           7.250          1,671.34         70
                                       7.000          1,671.34      350,000.00
    MARGATE          NJ   08402          1            09/28/98         00
    6105067                              05           11/01/98          0
    6105067                              O            10/01/28
    0


    2696004          225/225             F          250,000.00         ZZ
                                         360        249,598.97          1
    2110 COOLEY PLACE                  7.125          1,684.30         90
                                       6.875          1,684.30      279,000.00
    PASADENA         CA   91104          2            09/22/98         04
    7058511                              05           11/01/98         25
    7058511                              O            10/01/28
    0


    2696005          225/225             F          269,000.00         ZZ
                                         360        268,512.33          1
    2370 ORCHARD CREST BOULEVARD       6.500          1,700.26         77
                                       6.250          1,700.26      353,529.00
    WALL TOWNSHIP    NJ   08736          1            09/30/98         00
    8151006                              05           11/01/98          0
    8151006                              O            10/01/28
    0


    2696006          225/225             F          263,000.00         ZZ
                                         360        262,380.79          1
    68 MCLEAN AVENUE                   7.250          1,794.12         78
                                       7.000          1,794.12      340,000.00
    MANASQUAN        NJ   08736          1            08/20/98         00
    8151716                              05           10/01/98          0
    8151716                              O            09/01/28
    0


    2696007          225/225             F          280,000.00         ZZ
                                         360        279,570.56          1
    30 WINDWARD WAY                    7.375          1,933.89         78
                                       7.125          1,933.89      359,000.00
1


    RED BANK         NJ   07701          1            09/29/98         00
    8152825                              03           11/01/98          0
    8152825                              O            10/01/28
    0


    2696008          225/225             F          480,000.00         ZZ
                                         360        478,525.52          2
    850 2ND STREET                     7.375          3,315.24         80
                                       7.125          3,315.24      600,000.00
    OCEAN CITY       NJ   08226          1            07/20/98         00
    8154694                              05           09/01/98          0
    8154694                              O            08/01/28
    0


    2696009          225/225             F          255,000.00         ZZ
                                         360        254,610.75          1
    58 COVENTRY WAY                    7.375          1,761.22         62
                                       7.125          1,761.22      415,000.00
    RINGWOOD         NJ   07456          1            09/25/98         00
    8154979                              05           11/01/98          0
    8154979                              O            10/01/28
    0


    2696010          225/225             F          280,000.00         ZZ
                                         360        279,492.39          1
    11 OAK HOLLOW DRIVE                6.500          1,769.79         80
                                       6.250          1,769.79      351,503.00
    SPARTA           NJ   07871          1            09/18/98         00
    8155032                              05           11/01/98          0
    8155032                              O            10/01/28
    0


    2696011          225/225             F          315,000.00         ZZ
                                         360        314,276.49          1
    4 CRESTED BUTTE COURT              7.375          2,175.63         75
                                       7.125          2,175.63      420,000.00
    SHAMONG          NJ   08088          5            08/21/98         00
    8155249                              05           10/01/98          0
    8155249                              O            09/01/28
    0


    2696012          225/225             F          316,000.00         ZZ
                                         360        315,505.49          1
    81 GRAND BOULEVARD                 7.250          2,155.68         80
                                       7.000          2,155.68      395,000.00
    SCARSDALE        NY   10583          1            09/10/98         00
    8155258                              05           11/01/98          0
    8155258                              O            10/01/28
    0
1




    2696013          225/225             F          240,000.00         ZZ
                                         360        239,642.67          1
    56 FAIRVIEW DRIVE EAST             7.500          1,678.11         74
                                       7.250          1,678.11      325,000.00
    BASKING RIDGE    NJ   07920          5            09/15/98         00
    8155690                              05           11/01/98          0
    8155690                              O            10/01/28
    0


    2696014          225/225             F          380,000.00         ZZ
                                         360        379,311.08          1
    431 WISTER ROAD                    6.500          2,401.86         55
                                       6.250          2,401.86      700,000.00
    WYNNEWOOD        PA   19096          5            09/17/98         00
    8155779                              05           11/01/98          0
    8155779                              O            10/01/28
    0


    2696015          225/225             F          250,000.00         ZZ
                                         360        249,568.29          1
    1241 GREAT OAK CIRCLE              6.750          1,621.50         52
                                       6.500          1,621.50      485,000.00
    WEST CHESTER     PA   19380          2            09/11/98         00
    8155824                              05           11/01/98          0
    8155824                              O            10/01/28
    0


    2696016          225/225             F          286,950.00         ZZ
                                         360        286,442.27          1
    104 HUNTINGTON ROAD                6.625          1,837.37         75
                                       6.375          1,837.37      385,000.00
    BERNARDS         NJ   07920          5            09/08/98         00
    8155887                              03           11/01/98          0
    8155887                              O            10/01/28
    0


    2696017          225/225             F          296,000.00         T
                                         360        295,757.37          1
    312 TIDE POND ROAD                 7.000          1,969.30         80
                                       6.750          1,969.30      370,000.00
    MANTOLOKING SHO  NJ   08723          1            10/05/98         00
    8156133                              05           12/01/98          0
    8156133                              O            11/01/28
    0


    2696018          225/225             F          281,450.00         ZZ
                                         360        280,951.99          1
1


    367 SOUTH MILL VIEW WAY            6.625          1,802.16         80
                                       6.375          1,802.16      351,825.00
    PONTE VEDRA BEA  FL   32082          1            09/22/98         00
    8257411                              03           11/01/98          0
    8257411                              O            10/01/28
    0


    2696020          225/225             F          310,000.00         ZZ
                                         360        309,490.30          1
    3640 WHEAT MILLER DRIVE            7.000          2,062.44         80
                                       6.750          2,062.44      390,177.00
    MOUNT AIRY       MD   21771          1            09/17/98         00
    8423171                              03           11/01/98          0
    8423171                              O            10/01/28
    0


    2696755          696/G01             F          709,300.00         ZZ
                                         360        708,760.28          1
    904 CHALLEDON ROAD                 7.375          4,898.96         80
                                       7.125          4,898.96      886,839.00
    GREAT FALLS      VA   22066          1            11/06/98         00
    0431114297                           05           12/01/98          0
    2158193                              O            11/01/28
    0


    2699015          G75/G75             F          281,500.00         ZZ
                                         360        281,257.63          1
    8613 WATKINS RUN                   6.750          1,825.81         80
                                       6.500          1,825.81      351,900.00
    ELLICOTT CITY    MD   21043          1            10/19/98         00
    03675064                             03           12/01/98          0
    03675064                             O            11/01/28
    0


    2699016          G75/G75             F          235,900.00         ZZ
                                         360        235,035.37          1
    6 GUNTHER LOOP                     7.625          1,669.69         95
                                       7.375          1,669.69      249,000.00
    FRANKLIN TOWNSH  NJ   08873          1            06/18/98         14
    03408285                             05           08/01/98         30
    03408285                             O            07/01/28
    0


    2699017          G75/G75             F          264,000.00         ZZ
                                         360        263,799.11          1
    306 HIGHLAND RD.                   7.375          1,823.39         80
                                       7.125          1,823.39      330,000.00
    SO ORANGE VILLA  NJ   07079          2            10/30/98         00
    03622683                             05           12/01/98          0
1


    03622683                             O            11/01/28
    0


    2699018          G75/G75             F          392,000.00         ZZ
                                         360        391,686.52          1
    11500 BEALL MOUNTAIN ROAD          7.125          2,640.98         80
                                       6.875          2,640.98      490,000.00
    POTOMAC          MD   20854          1            10/09/98         00
    03638232                             05           12/01/98          0
    03638232                             O            11/01/28
    0


    2699019          G75/G75             F          244,000.00         ZZ
                                         360        243,823.40          1
    8522 FAIRWAY GREEN DRIVE           7.625          1,727.02         80
                                       7.375          1,727.02      305,000.00
    SAN ANTONIO      TX   78015          2            10/09/98         00
    03651266                             03           12/01/98          0
    03651266                             O            11/01/28
    0


    2699020          G75/G75             F          340,800.00         ZZ
                                         360        340,484.35          1
    8601 BOURNEMOUTH DRIVE             6.375          2,126.15         80
                                       6.125          2,126.15      426,000.00
    RALEIGH          NC   27615          1            10/15/98         00
    03653258                             05           12/01/98          0
    03653258                             O            11/01/28
    0


    2699021          G75/G75             F          413,500.00         ZZ
                                         360        413,152.60          1
    1501 CORNWELL LANE                 6.875          2,716.41         66
                                       6.625          2,716.41      630,737.00
    VIRGINIA BEACH   VA   23454          2            10/09/98         00
    03655062                             05           12/01/98          0
    03655062                             O            11/01/28
    0


    2699022          G75/G75             F          294,000.00         ZZ
                                         360        294,000.00          1
    1006 GLENWOOD LANE                 7.000          1,955.99         80
                                       6.750          1,955.99      367,500.00
    GLENVIEW         IL   60025          1            11/02/98         00
    03654945                             05           01/01/99          0
    03654945                             O            12/01/28
    0


1


    2699023          G75/G75             F          237,500.00         ZZ
                                         360        237,295.51          1
    9317 TEAKWOOD LANE                 6.750          1,540.43         95
                                       6.500          1,540.43      250,000.00
    GARDEN RIDGE     TX   78266          1            10/06/98         10
    03654490                             05           12/01/98         30
    03654490                             O            11/01/28
    0


    2699024          G75/G75             F          249,250.00         ZZ
                                         360        249,050.67          1
    105 DONOMORE DRIVE                 7.125          1,679.25         80
                                       6.875          1,679.25      311,587.00
    EAST NANTMEAL    PA   19343          1            10/28/98         00
    03655771                             05           12/01/98          0
    03655771                             O            11/01/28
    0


    2699025          G75/G75             F          131,000.00         ZZ
                                         360        130,897.80          1
    3716 TRAIL WOOD COURT              7.250            893.66         80
                                       7.000            893.66      163,810.00
    ABINGDON         MD   21009          1            10/23/98         00
    03599834                             03           12/01/98          0
    03599834                             O            11/01/28
    0


    2699026          G75/G75             F          414,400.00         ZZ
                                         360        414,068.61          1
    1122 STUART HILLS WAY              7.125          2,791.89         80
                                       6.875          2,791.89      518,000.00
    HERNDON          VA   20170          1            10/30/98         00
    03659692                             03           12/01/98          0
    03659692                             O            11/01/28
    0


    2699027          G75/G75             F          255,150.00         ZZ
                                         360        255,150.00          1
    4840 BAY BRIDGE LANE               7.125          1,719.00         90
                                       6.875          1,719.00      283,500.00
    VIRGINIA BEACH   VA   23455          1            11/12/98         14
    03660304                             05           01/01/99         25
    03660304                             O            12/01/28
    0


    2699028          G75/G75             F          400,000.00         ZZ
                                         360        399,680.12          1
    6924 FAIRFAX ROAD                  7.125          2,694.88         75
                                       6.875          2,694.88      535,000.00
1


    BETHESDA         MD   20814          5            10/19/98         00
    03661231                             05           12/01/98          0
    03661231                             O            11/01/28
    0


    2699029          G75/G75             F          388,000.00         ZZ
                                         360        387,697.32          1
    101 CLINTON AVENUE                 7.250          2,646.85         80
                                       7.000          2,646.85      485,000.00
    MONTCLAIR        NJ   07042          1            10/08/98         00
    03623584                             05           12/01/98          0
    03623584                             O            11/01/28
    0


    2699030          G75/G75             F          284,000.00         ZZ
                                         360        283,772.88          1
    3101 KNOLL DRIVE                   7.125          1,913.37         80
                                       6.875          1,913.37      355,000.00
    FALLS CHURCH     VA   22042          2            10/20/98         00
    03665378                             05           12/01/98          0
    03665378                             O            11/01/28
    0


    2699031          G75/G75             F          248,500.00         ZZ
                                         360        247,798.45          1
    949 UPPER HASTINGS WAY             7.250          1,695.21         86
                                       7.000          1,695.21      290,000.00
    VIRGINIA BEACH   VA   23452          2            10/16/98         14
    03657028                             05           12/01/98         19
    03657028                             O            11/01/28
    0


    2699032          G75/G75             F          237,500.00         ZZ
                                         360        237,305.32          1
    9930 GREAT OAKS WAY                7.000          1,580.10         95
                                       6.750          1,580.10      250,000.00
    FAIRFAX          VA   22030          1            10/16/98         10
    03631860                             03           12/01/98         30
    03631860                             O            11/01/28
    0


    2699033          G75/G75             F          229,000.00         ZZ
                                         360        228,821.35          1
    10 KNOLLWOOD DRIVE                 7.250          1,562.19         80
                                       7.000          1,562.19      286,250.00
    LIVINGSTON       NJ   07039          1            10/07/98         00
    03617656                             05           12/01/98          0
    03617656                             O            11/01/28
    0
1




    2699034          G75/G75             F          192,050.00         ZZ
                                         360        191,884.64          1
    9614 WATTS ROAD                    6.750          1,245.64         80
                                       6.500          1,245.64      240,594.00
    OWINGS MILLS     MD   21117          1            10/16/98         00
    03523405                             03           12/01/98          0
    03523405                             O            11/01/28
    0


    2699036          G75/G75             F          339,400.00         ZZ
                                         360        339,400.00          1
    12 COUNTRY VIEW DRIVE              7.000          2,258.04         80
                                       6.750          2,258.04      424,278.00
    FREEHOLD         NJ   07728          1            11/04/98         00
    03496610                             05           01/01/99          0
    03496610                             O            12/01/28
    0


    2699037          G75/G75             F          159,350.00         ZZ
                                         360        159,222.56          1
    4006 ANDREW COURT                  7.125          1,073.58         80
                                       6.875          1,073.58      199,237.00
    ABINGDON         MD   21009          1            10/29/98         00
    03628394                             03           12/01/98          0
    03628394                             O            11/01/28
    0


    2699038          G75/G75             F          290,000.00         ZZ
                                         360        289,744.13          1
    611 MASSACHUSETTS AVE NE           6.625          1,856.91         71
                                       6.375          1,856.91      410,000.00
    WASHINGTON       DC   20002          1            10/28/98         00
    03672424                             05           12/01/98          0
    03672424                             O            11/01/28
    0


    2699039          G75/G75             F          526,000.00         ZZ
                                         360        525,558.09          1
    6621 BRADLEY BOULEVARD             6.875          3,455.45         80
                                       6.625          3,455.45      658,000.00
    BETHESDA         MD   20817          1            10/29/98         00
    03633496                             05           12/01/98          0
    03633496                             O            11/01/28
    0


    2699040          G75/G75             F          333,000.00         ZZ
                                         360        333,000.00          1
1


    6510 RING DANCER DRIVE             7.000          2,215.46         74
                                       6.750          2,215.46      450,000.00
    MOUNT AIRY       MD   21771          2            11/03/98         00
    03681841                             03           01/01/99          0
    03681841                             O            12/01/28
    0


    2699041          G75/G75             F          380,000.00         ZZ
                                         360        379,696.11          1
    15 CHESTER WOODS DRIVE             7.125          2,560.14         80
                                       6.875          2,560.14      475,000.00
    CHESTER TOWNSHI  NJ   07930          1            10/07/98         00
    03617492                             05           12/01/98          0
    03617492                             O            11/01/28
    0


    2699042          G75/G75             F          325,000.00         ZZ
                                         360        325,000.00          1
    42454 SMARTS MILL LANE             7.000          2,162.24         76
                                       6.750          2,162.24      430,000.00
    LEESBURG         VA   20176          2            11/05/98         00
    03685712                             03           01/01/99          0
    03685712                             O            12/01/28
    0


    2699043          G75/G75             F          559,100.00         ZZ
                                         360        558,652.89          1
    470 GRAND OAKS DRIVE               7.125          3,766.77         73
                                       6.875          3,766.77      775,000.00
    BRENTWOOD        TN   37027          2            10/26/98         00
    03686865                             03           12/01/98          0
    03686865                             O            11/01/28
    0


    2699044          G75/G75             F          304,000.00         ZZ
                                         360        304,000.00          1
    200 RONAN WAY                      7.250          2,073.82         80
                                       7.000          2,073.82      380,000.00
    BANCHBURG        NJ   08853          1            11/10/98         00
    03581104                             05           01/01/99          0
    03581104                             O            12/01/28
    0


    2699045          G75/G75             F          414,650.00         ZZ
                                         360        414,310.11          1
    5 WIND FLOWER                      7.000          2,758.68         80
                                       6.750          2,758.68      518,315.00
    REISTERSTOWN     MD   21136          1            10/29/98         00
    03687069                             03           12/01/98          0
1


    03687069                             O            11/01/28
    0


    2699046          G75/G75             F          396,600.00         ZZ
                                         360        396,258.53          1
    867 BENJAMIN BRANCH                6.750          2,572.35         79
                                       6.500          2,572.35      505,000.00
    DAVIDSONVILLE    MD   21035          2            10/22/98         00
    03676333                             03           12/01/98          0
    03676333                             O            11/01/28
    0


    2699047          G75/G75             F          276,950.00         ZZ
                                         360        276,759.40          1
    12308 HYDEAWAY COURT               7.875          2,008.08         80
                                       7.625          2,008.08      346,209.00
    HIGHLAND         MD   20777          1            10/15/98         00
    03548988                             05           12/01/98          0
    03548988                             O            11/01/28
    0


    2699048          G75/G75             F          272,000.00         ZZ
                                         360        271,777.04          1
    14304 MARIAN DRIVE                 7.000          1,809.63         80
                                       6.750          1,809.63      340,000.00
    ROCKVILLE        MD   20850          1            10/23/98         00
    03687932                             05           12/01/98          0
    03687932                             O            11/01/28
    0


    2699049          G75/G75             F          317,800.00         ZZ
                                         360        317,800.00          1
    5613 NEWINGTON ROAD                6.750          2,061.25         66
                                       6.500          2,061.25      485,000.00
    BETHESDA         MD   20816          2            10/30/98         00
    03679024                             05           01/01/99          0
    03679024                             O            12/01/28
    0


    2699050          G75/G75             F          465,000.00         ZZ
                                         360        464,618.84          1
    93 INDEPENDENCE DRIVE              7.000          3,093.66         80
                                       6.750          3,093.66      586,121.00
    BASKING RIDGE    NJ   07920          1            10/14/98         00
    03414353                             05           12/01/98          0
    03414353                             O            11/01/28
    0


1


    2699051          G75/G75             F          350,000.00         ZZ
                                         360        349,733.67          1
    4 ASPEN COURT                      7.375          2,417.37         74
                                       7.125          2,417.37      475,000.00
    EAST BRUNSWICK   NJ   08816          5            10/23/98         00
    03666623                             05           12/01/98          0
    03666623                             O            11/01/28
    0


    2699052          G75/G75             F          294,800.00         ZZ
                                         360        294,800.00          1
    9 BROWNING COURT                   7.125          1,986.13         78
                                       6.875          1,986.13      378,000.00
    MENDHAM          NJ   07945          2            11/05/98         00
    03657888                             05           01/01/99          0
    03657888                             O            12/01/28
    0


    2699053          G75/G75             F          138,600.00         ZZ
                                         360        138,483.55          1
    43461 QUENTIN STREET               6.875            910.51         70
                                       6.625            910.51      198,000.00
    SOUTH RIDING     VA   20152          1            10/30/98         00
    03672222                             03           12/01/98          0
    03672222                             O            11/01/28
    0


    2699054          G75/G75             F          518,000.00         ZZ
                                         360        517,605.84          1
    20841 BETHELWOOD LANE              7.375          3,577.70         42
                                       7.125          3,577.70    1,250,000.00
    CORNELIUS        NC   28031          5            10/30/98         00
    03699418                             05           12/01/98          0
    03699418                             O            11/01/28
    0


    2699055          G75/G75             F          268,050.00         ZZ
                                         360        267,830.27          1
    18 GUNTHER LOOP                    7.000          1,783.35         87
                                       6.750          1,783.35      311,299.00
    FRANKLIN TOWNSH  NJ   08873          1            10/29/98         10
    03458482                             05           12/01/98         25
    03458482                             O            11/01/28
    0


    2699056          G75/G75             F          166,200.00         ZZ
                                         360        166,070.35          1
    9675 SPRATLEY AVENUE               7.250          1,133.78         80
                                       7.000          1,133.78      207,800.00
1


    LAUREL           MD   20723          1            10/29/98         00
    03549459                             05           12/01/98          0
    03549459                             O            11/01/28
    0


    2699057          G75/G75             F          312,000.00         ZZ
                                         360        311,737.88          1
    1810 WESTLAKE DRIVE                6.875          2,049.62         80
                                       6.625          2,049.62      390,000.00
    AUSTIN           TX   78746          1            10/30/98         00
    03648954                             03           12/01/98          0
    03648954                             O            11/01/28
    0


    2699058          G75/G75             F          345,000.00         ZZ
                                         360        345,000.00          1
    408 SOUTH HOME AVENUE              7.500          2,412.30         75
                                       7.250          2,412.30      460,000.00
    OAK PARK         IL   60302          2            10/30/98         00
    03663867                             05           01/01/99          0
    03663867                             O            12/01/28
    0


    2699059          G75/G75             F          253,250.00         ZZ
                                         360        253,052.43          1
    11819 ADRIAN LANE                  7.250          1,727.62         80
                                       7.000          1,727.62      316,600.00
    LA PLATA         MD   20646          1            10/29/98         00
    03414620                             05           12/01/98          0
    03414620                             O            11/01/28
    0


    2699060          G75/G75             F          316,400.00         ZZ
                                         360        316,400.00          1
    RR 1 BOX 691                       7.500          2,212.32         56
                                       7.250          2,212.32      570,000.00
    SHEPHERDSTOWN    WV   25443          2            11/06/98         00
    03672878                             05           01/01/99          0
    03672878                             O            12/01/28
    0


    2699061          G75/G75             F          327,400.00         ZZ
                                         360        327,400.00          1
    3 HARBORTOWN COURT                 7.750          2,345.54         80
                                       7.500          2,345.54      409,301.00
    MONTGOMERY       NJ   08558          1            11/10/98         00
    03598654                             03           01/01/99          0
    03598654                             O            12/01/28
    0
1




    2699372          696/G01             F          312,000.00         ZZ
                                         360        312,000.00          1
    1202 GATEWOOD DRIVE                6.875          2,049.62         80
                                       6.625          2,049.62      390,000.00
    ALEXANDRIA       VA   22307          1            11/16/98         00
    0431104231                           05           01/01/99          0
    2178277                              O            12/01/28
    0


    2699373          696/G01             F          494,000.00         ZZ
                                         360        494,000.00          1
    7503 HONEYWELL LANE                7.125          3,328.17         80
                                       6.875          3,328.17      617,500.00
    BETHESDA         MD   20814          1            11/16/98         00
    0431104215                           05           01/01/99          0
    3128320                              O            12/01/28
    0


    2699374          696/G01             F          167,550.00         ZZ
                                         360        167,550.00          1
    4917 WAPLE LANE                    7.375          1,157.23         70
                                       7.125          1,157.23      239,358.00
    ALEXANDRIA       VA   22304          1            11/16/98         00
    0431104207                           03           01/01/99          0
    3198197                              O            12/01/28
    0


    2703398          696/G01             F           71,200.00         ZZ
                                         360         71,200.00          1
    4141 N. HENDERSON ROAD #428        7.250            485.71         80
                                       7.000            485.71       89,000.00
    ARLINGTON        VA   22203          1            11/24/98         00
    0431114784                           01           01/01/99          0
    2288348                              O            12/01/28
    0


    2703400          696/G01             F          613,250.00         ZZ
                                         360        613,250.00          1
    8404 CARDINAL ROSE COURT           6.750          3,977.53         80
                                       6.500          3,977.53      766,583.00
    FAIRFAX STATION  VA   22039          1            11/24/98         00
    0431114834                           03           01/01/99          0
    2438107                              O            12/01/28
    0


    2703646          696/G01             F          328,000.00         ZZ
                                         360        328,000.00          1
1


    15816 PIONEER HILLS TERRACE        7.000          2,182.19         80
                                       6.750          2,182.19      410,000.00
    DARNESTOWN       MD   20874          2            11/23/98         00
    0431115930                           05           01/01/99          0
    1008072                              O            12/01/28
    0


    2703649          696/G01             F          196,000.00         ZZ
                                         360        196,000.00          1
    2405 NORTH QUINTANA STREET         7.375          1,353.72         80
                                       7.125          1,353.72      245,000.00
    ARLINGTON        VA   22207          1            11/24/98         00
    0431116342                           05           01/01/99          0
    2268296                              O            12/01/28
    0


    2703651          696/G01             F          468,000.00         ZZ
                                         360        468,000.00          1
    3229 FOX VALE DRIVE                7.375          3,232.36         80
                                       7.125          3,232.36      585,000.00
    OAKTON           VA   22124          1            11/24/98         00
    0431116128                           03           01/01/99          0
    2438108                              O            12/01/28
    0


    2704592          696/G01             F          352,000.00         ZZ
                                         360        352,000.00          1
    12801 SHADOW OAK LANE              6.625          2,253.89         80
                                       6.375          2,253.89      440,000.00
    FAIRFAX          VA   22033          2            11/20/98         00
    0431120096                           03           01/01/99          0
    2338240                              O            12/01/28
    0


    2704593          696/G01             F          400,000.00         ZZ
                                         360        400,000.00          1
    1530 NIGHT SHADE COURT             6.875          2,627.72         80
                                       6.625          2,627.72      500,000.00
    VIENNA           VA   22182          1            11/30/98         00
    0431120039                           03           01/01/99          0
    2368191                              O            12/01/28
    0


    2704594          696/G01             F          650,000.00         ZZ
                                         360        650,000.00          1
    702 KAHN PLACE                     7.000          4,324.47         78
                                       6.750          4,324.47      841,585.00
    ALEXANDRIA       VA   22314          1            11/12/98         00
    0431119965                           03           01/01/99          0
1


    3188119                              O            12/01/28
    0


    2704597          696/G01             F          272,800.00         ZZ
                                         360        272,800.00          1
    7 ARGOSY COURT                     7.125          1,837.90         80
                                       6.875          1,837.90      341,000.00
    GAITHERSBURG     MD   20878          1            11/30/98         00
    0431120070                           03           01/01/99          0
    3298131                              O            12/01/28
    0


    2704598          696/G01             F          224,000.00         ZZ
                                         360        224,000.00          1
    13613 ANNDYKE PLACE                7.250          1,528.07         80
                                       7.000          1,528.07      280,000.00
    GERMANTOWN       MD   20874          1            11/20/98         00
    0431120054                           03           01/01/99          0
    6018213                              O            12/01/28
    0


    2705389          696/G01             F          600,000.00         ZZ
                                         360        600,000.00          1
    3055 N. QUINCY STREET              7.750          4,298.47         80
                                       7.500          4,298.47      750,000.00
    ARLINGTON        VA   22207          2            11/30/98         00
    0431122258                           05           01/01/99          0
    1008063                              O            12/01/28
    0


    2705390          696/G01             F          314,400.00         ZZ
                                         360        314,400.00          1
    12926 OAK LAWN PLACE               7.375          2,171.48         80
                                       7.125          2,171.48      393,000.00
    HERNDON          VA   20171          1            11/30/98         00
    0431122274                           03           01/01/99          0
    2158149                              O            12/01/28
    0


    2705391          696/G01             F          288,000.00         ZZ
                                         360        288,000.00          1
    8711 RUNNING FOX COURT             6.875          1,891.95         80
                                       6.625          1,891.95      360,000.00
    FAIRFAX STATION  VA   22039          1            11/30/98         00
    0431122316                           05           01/01/99          0
    2178257                              O            12/01/28
    0


1


    2705392          696/G01             F          236,000.00         ZZ
                                         360        236,000.00          1
    1312 23RD STREET SOUTH             6.750          1,530.69         80
                                       6.500          1,530.69      295,000.00
    ARLINGTON        VA   22202          1            11/30/98         00
    0431122332                           05           01/01/99          0
    2238206                              O            12/01/28
    0


    2705393          696/G01             F          550,000.00         ZZ
                                         360        550,000.00          1
    1834 ELGIN DRIVE                   6.500          3,476.37         74
                                       6.250          3,476.37      749,375.00
    VIENNA           VA   22182          1            11/30/98         00
    0431122357                           03           01/01/99          0
    2288194                              O            12/01/28
    0


    2705397          696/G01             F          247,350.00         ZZ
                                         360        247,350.00          1
    308 HEDGEPOCKET WAY                7.250          1,687.36         80
                                       7.000          1,687.36      309,238.00
    REISTERSTOWN     MD   21136          1            11/30/98         00
    0431123512                           05           01/01/99          0
    6098208                              O            12/01/28
    0


    2705398          696/G01             F          372,000.00         ZZ
                                         360        372,000.00          1
    8812 SURREY COURT                  7.250          2,537.70         80
                                       7.000          2,537.70      465,000.00
    ALEXANDRIA       VA   22309          1            11/30/98         00
    0431123538                           03           01/01/99          0
    7008247                              O            12/01/28
    0


    2706240          696/G01             F          136,000.00         ZZ
                                         360        136,000.00          1
    10441 CARRIAGEPARK COURT           6.750            882.09         80
                                       6.500            882.09      170,000.00
    FAIRFAX          VA   22032          1            11/30/98         00
    0431123603                           03           01/01/99          0
    2178269                              O            12/01/28
    0


    2706242          696/G01             F          175,000.00         ZZ
                                         360        175,000.00          1
    3906 CHARLES AVENUE                7.625          1,238.64         80
                                       7.375          1,238.64      218,750.00
1


    ALEXANDRIA       VA   22305          1            11/30/98         00
    0431123645                           03           01/01/99          0
    2318097                              O            12/01/28
    0


    2706469          696/G01             F          129,500.00         ZZ
                                         360        129,500.00          1
    6618 MOLY DRIVE                    6.500            818.53         70
                                       6.250            818.53      185,000.00
    FALLS CHURCH     VA   22046          1            11/25/98         00
    0431123744                           05           01/01/99          0
    2148079                              O            12/01/28
    0


    2706470          696/G01             F          256,000.00         ZZ
                                         360        256,000.00          1
    1433 TOWLSTON ROAD                 6.875          1,681.74         80
                                       6.625          1,681.74      320,000.00
    VIENNA           VA   22182          1            11/12/98         00
    0431123751                           03           01/01/99          0
    2378299                              O            12/01/28
    0


    2706471          696/G01             F          259,750.00         ZZ
                                         360        259,750.00          1
    11618 NORTH STAR DRIVE             7.125          1,749.98         90
                                       6.875          1,749.98      288,645.00
    FORT WASHINGTON  MD   20744          1            11/30/98         12
    0431123785                           03           01/01/99         25
    2438263                              O            12/01/28
    0


    2706472          696/G01             F          363,400.00         ZZ
                                         360        363,400.00          1
    8745 CENTER ROAD                   7.500          2,540.95         90
                                       7.250          2,540.95      403,830.00
    SPRINGFIELD      VA   22152          1            12/01/98         12
    0431123850                           03           01/01/99         25
    2458152                              O            12/01/28
    0


    2707047          696/G01             F          359,400.00         ZZ
                                         360        359,400.00          1
    14763 MAIZE COURT                  7.000          2,391.10         80
                                       6.750          2,391.10      450,000.00
    PURCELLVILLE     VA   20132          4            12/01/98         00
    0431127513                           03           01/01/99          0
    1008062                              O            12/01/28
    0
1




    2707048          696/G01             F          308,350.00         ZZ
                                         360        308,350.00          1
    13369 POTOMAC PATH DRIVE           6.750          1,999.95         80
                                       6.500          1,999.95      385,446.00
    WOODBRIDGE       VA   22191          1            12/03/98         00
    0431127489                           03           01/01/99          0
    2148040                              O            12/01/28
    0


    2707050          696/G01             F          515,000.00         ZZ
                                         360        515,000.00          1
    7004 WINTERBERRY LANE              7.375          3,556.98         60
                                       7.125          3,556.98      865,000.00
    BETHESDA         MD   20817          1            11/30/98         00
    0431127505                           05           01/01/99          0
    3298129                              O            12/01/28
    0


    2707853          696/G01             F          272,000.00         ZZ
                                         360        272,000.00          1
    11521 PARAMUS DRIVE                7.125          1,832.51         80
                                       6.875          1,832.51      340,000.00
    GAITHERSBURG     MD   20878          1            12/02/98         00
    0431127414                           03           01/01/99          0
    6018207                              O            12/01/28
    0

   TOTAL NUMBER OF LOANS   :      2,102

   TOTAL ORIGINAL BALANCE  :   652,488,631.48

   TOTAL PRINCIPAL BALANCE :   651,659,772.93

   TOTAL ORIGINAL P+I      :     4,427,493.95

   TOTAL CURRENT P+I       :     4,427,493.95


                             ***************************
                             *      END OF REPORT      *
                             ***************************

1

  RUN ON     : 12/22/98           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.43.00           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S31                               CUTOFF : 12/01/98
  POOL       : 0004344
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ----------------------------------------------------------------

      1649695                              .2500
       92,590.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1691771                              .2500
      122,212.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1712157                              .2500
      540,609.44                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1736047                              .2500
      277,253.25                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1747081                              .2500
      699,531.55                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1747432                              .2500
      340,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1747608                              .2500
       74,640.56                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1747652                              .2500
       84,583.49                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1748453                              .2500
      327,827.21                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1777441                              .2500
      267,750.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1782780                              .2500
      249,250.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1788322                              .2500
      299,049.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1788378                              .2500
      388,442.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1789223                              .2500
      149,688.30                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1790073                              .2500
      423,694.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1790882                              .5000
      299,007.72                           .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1791734                              .2500
      263,992.26                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1792174                              .2500
      583,656.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1793738                              .2500
      375,014.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1794091                              .2500
      255,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1794154                              .2500
      188,856.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1794208                              .2500
      311,750.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1795767                              .2500
      299,162.08                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1796319                              .2500
      138,888.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1799537                              .2500
      514,617.80                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1799562                              .2500
       40,366.79                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1799597                              .2500
      215,144.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1799900                              .2500
      129,896.04                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1800034                              .2500
      748,855.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1801059                              .2500
      276,363.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1801334                              .2500
      266,276.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1803185                              .2500
      518,441.79                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1805276                              .2500
      393,684.93                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1806767                              .2500
      296,844.21                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1807126                              .2500
      110,458.92                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1807166                              .2500
      329,748.89                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1807348                              .2500
      256,279.16                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1808017                              .2500
      266,628.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1808207                              .2500
      145,024.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1808305                              .2500
      284,519.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1808495                              .2500
      274,090.43                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1808629                              .2500
      318,931.83                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1809310                              .2500
      269,577.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1809400                              .2500
      615,507.39                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1809928                              .2500
      499,569.51                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1809931                              .2500
      297,613.23                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1809936                              .2500
      273,992.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1809946                              .2500
      496,475.55                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1809952                              .2500
      294,456.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1809955                              .2500
      402,365.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1809973                              .2500
      242,635.04                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1809978                              .2500
      102,115.33                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1809988                              .2500
      290,014.18                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1810052                              .2500
      243,150.77                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1810055                              .2500
      266,567.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1810060                              .2500
      384,670.97                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1810529                              .2500
      498,822.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1810534                              .2500
      307,741.24                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1810535                              .2500
      483,385.44                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1810834                              .2500
      843,325.06                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1811074                              .2500
      878,596.83                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1811349                              .2500
      288,757.21                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1811866                              .2500
      300,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1812090                              .2500
      276,160.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1812625                              .2500
      192,603.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1812644                              .2500
      418,135.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1813380                              .2500
      364,715.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1813381                              .2500
      299,310.95                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1815039                              .2500
      289,102.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1815438                              .2500
      240,413.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1815975                              .2500
      275,589.06                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1816123                              .2500
      256,607.68                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1816154                              .2500
      319,499.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1816158                              .2500
      889,305.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1816250                              .2500
       91,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1816354                              .2500
      645,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1816877                              .2500
      269,761.78                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1817128                              .2500
      256,843.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1817278                              .2500
      296,483.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1817285                              .2500
      269,115.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817326                              .2500
      358,289.36                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817371                              .2500
      250,742.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1817408                              .2500
      360,321.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817410                              .2500
      398,527.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1817489                              .2500
      298,574.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817527                              .2500
      268,716.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1817555                              .2500
      310,011.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817568                              .2500
      305,256.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817576                              .2500
      337,308.22                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1817582                              .2500
      298,574.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817588                              .2500
      341,194.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817604                              .2500
      397,122.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817608                              .2500
      334,942.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817616                              .2500
       74,945.71                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1817652                              .2500
      338,888.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817656                              .2500
      397,720.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817658                              .2500
      303,345.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817660                              .2500
      529,472.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817666                              .2500
      311,499.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1817667                              .2500
      348,062.99                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1817674                              .2500
      233,449.07                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817676                              .2500
      249,034.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1817693                              .2500
      337,793.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817699                              .2500
      356,056.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817721                              .2500
      395,667.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1817749                              .2500
      345,576.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1817752                              .2500
      230,249.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1817763                              .2500
      294,516.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1817934                              .2500
      242,006.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1818193                              .2500
      330,022.50                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1818213                              .2500
      261,398.23                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1818410                              .2500
      263,507.07                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1818422                              .2500
      166,002.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1818479                              .2500
      349,713.11                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1818575                              .2500
      282,578.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1818600                              .2500
      479,586.73                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1818648                              .2500
      247,582.11                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1818954                              .2500
      579,022.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1819527                              .2500
      283,783.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1819623                              .2500
      295,763.29                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1819706                              .2500
      568,555.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1820305                              .2500
      179,872.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1820347                              .2500
      357,396.74                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1820363                              .2500
       98,617.08                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1820384                              .2500
      197,183.20                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1820579                              .2500
      226,626.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1820920                              .2500
       99,827.32                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1820995                              .2500
      292,254.26                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1821046                              .2500
      437,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1821549                              .2500
      315,747.30                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1821587                              .2500
      568,994.54                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1821622                              .2500
      263,462.61                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1821643                              .2500
      332,727.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1821664                              .2500
      299,741.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1821761                              .2500
      270,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1821806                              .2500
      268,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1821950                              .2500
      311,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1822019                              .2500
      299,257.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1822253                              .2500
      319,750.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1822254                              .2500
      399,663.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1822290                              .2500
      574,031.07                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1822403                              .2500
      237,610.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1822820                              .2500
      184,544.83                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1823227                              .2500
      318,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1823491                              .2500
      537,758.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1823512                              .2500
       69,941.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1823555                              .2500
      364,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1823739                              .2500
      271,777.05                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1823999                              .2500
      288,350.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1824348                              .2500
      260,657.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1824361                              .2500
      331,528.03                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1824605                              .2500
      279,776.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1824773                              .2500
      398,960.98                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1824804                              .2500
      626,408.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1824811                              .2500
      352,390.43                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1824814                              .2500
      297,487.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1824821                              .2500
      474,822.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1824823                              .2500
      649,007.76                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1824829                              .2500
      269,533.76                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1824841                              .2500
      239,798.37                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1824842                              .2500
      647,906.40                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1824843                              .2500
      254,459.06                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1824847                              .2500
      250,577.03                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1824868                              .2500
      259,539.95                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1824899                              .2500
      435,209.56                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1825019                              .2500
      568,598.40                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1825111                              .2500
      344,717.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1825155                              .2500
      420,654.91                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1825326                              .2500
      485,620.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1825345                              .2500
      299,481.95                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1825354                              .2500
      389,672.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1825514                              .2500
      462,819.46                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1825515                              .2500
      647,557.72                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1825516                              .2500
      253,934.13                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1825517                              .2500
      290,436.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1825518                              .2500
      317,570.14                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826166                              .2500
      320,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1826279                              .2500
      689,487.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1826428                              .2500
      352,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1826972                              .2500
      249,512.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1827597                              .2500
      160,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1827840                              .2500
      163,872.06                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1827905                              .2500
      234,321.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1828463                              .2500
      273,775.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828475                              .2500
      177,857.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1828486                              .2500
      424,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1828557                              .2500
      386,682.78                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828578                              .5000
      479,677.93                           .0800
            8.0000                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1828585                              .2500
      313,742.62                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828594                              .2500
      258,117.69                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1828642                              .2500
      116,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1828697                              .2500
      462,120.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828709                              .2500
      269,597.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1828753                              .2500
      139,840.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1828755                              .2500
      384,668.53                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828762                              .2500
      131,894.44                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1828777                              .2500
       58,605.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1828789                              .2500
       51,914.25                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1828819                              .2500
      247,798.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1828861                              .2500
      360,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1828862                              .2500
      263,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1828890                              .2500
      328,686.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1828939                              .2500
      364,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1828965                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828986                              .2500
      326,731.96                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1828987                              .2500
      374,692.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1828993                              .2500
      276,261.93                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1828999                              .2500
      297,737.08                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1829003                              .2500
      267,790.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829007                              .2500
      374,235.33                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829155                              .2500
      319,731.15                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829165                              .2500
      402,677.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829190                              .2500
      130,720.82                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1829196                              .2500
      314,748.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1829229                              .2500
      367,283.50                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1829232                              .2500
      268,595.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829248                              .2500
       64,951.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1829253                              .2500
      181,465.23                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1829256                              .2500
      373,700.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829265                              .2500
      474,620.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829275                              .2500
      322,741.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829282                              .2500
      358,206.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1829283                              .2500
      343,138.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829285                              .2500
      379,688.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1829292                              .2500
      288,075.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829294                              .2500
      274,790.74                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829297                              .2500
      273,769.80                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829299                              .2500
      483,603.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1829330                              .2500
      197,600.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829331                              .2500
      220,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1829350                              .2500
      313,378.66                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1829362                              .2500
       39,972.47                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1829369                              .2500
      287,954.32                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1829373                              .2500
      282,979.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829383                              .2500
      188,124.57                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1829389                              .2500
      166,376.43                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1829396                              .2500
      404,668.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1829400                              .2500
      281,524.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1829403                              .2500
      272,792.26                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829405                              .2500
      321,349.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829406                              .2500
      501,098.96                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829411                              .2500
      349,726.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829416                              .2500
      349,698.65                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1829428                              .2500
      306,456.78                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1829431                              .2500
      251,808.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829435                              .2500
      275,779.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1829487                              .2500
      174,260.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829557                              .2500
      276,039.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829698                              .2500
      549,581.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829719                              .2500
      247,158.22                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1829720                              .2500
      554,556.17                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829737                              .2500
      449,648.95                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829739                              .2500
      245,803.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829802                              .2500
      276,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1829827                              .2500
      203,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829835                              .2500
      146,998.76                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1829934                              .2500
      249,490.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829943                              .2500
      599,495.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829948                              .2500
      339,714.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829955                              .2500
      374,684.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829965                              .2500
      389,672.35                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829967                              .2500
      306,507.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1829977                              .2500
      394,668.15                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829980                              .2500
      245,451.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1829981                              .2500
      349,705.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1829983                              .2500
      355,731.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1829984                              .2500
      622,489.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1829987                              .2500
      309,514.88                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1829989                              .2500
      339,721.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1829991                              .2500
      375,596.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1829996                              .2500
      332,307.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1829997                              .2500
      390,671.50                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830004                              .2500
      469,614.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830006                              .2500
      284,399.70                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1830010                              .2500
      262,261.10                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830011                              .2500
      264,798.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830012                              .2500
      589,504.33                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1830015                              .2500
      264,083.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1830016                              .2500
      341,708.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1830023                              .2500
      334,483.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830028                              .2500
      247,144.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830033                              .2500
      279,550.85                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1830036                              .2500
      279,692.28                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830039                              .2500
      238,636.81                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830043                              .2500
      292,077.40                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830046                              .2500
      267,801.11                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1830050                              .2500
      329,742.57                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830055                              .2500
      159,128.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830067                              .2500
      295,745.15                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1830070                              .2500
      399,703.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830079                              .2500
      147,890.16                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1830085                              .2500
      263,799.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830453                              .2500
      213,453.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1830495                              .2500
      182,846.26                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1830537                              .2500
      260,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1830552                              .2500
      138,750.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1830706                              .2500
      264,782.78                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831210                              .2500
      778,748.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831352                              .2500
      184,844.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831385                              .2500
      454,645.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831387                              .2500
      298,754.91                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831392                              .2500
      383,707.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1831394                              .2500
      175,872.61                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1831398                              .2500
      579,524.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831401                              .2500
      271,787.81                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831403                              .2500
      289,362.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831406                              .2500
      487,609.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831407                              .2500
      105,923.28                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1831410                              .2500
      239,022.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1831426                              .2500
      294,758.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1831430                              .2500
      255,800.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831433                              .2500
      247,796.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831434                              .2500
      404,668.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831435                              .2500
      109,764.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831437                              .2500
      239,853.23                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831440                              .2500
      247,801.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831444                              .2500
      505,585.24                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831445                              .2500
      297,761.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1831448                              .2500
      389,695.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831452                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831454                              .2500
      596,522.59                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831458                              .2500
      249,804.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831460                              .2500
      265,392.81                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831464                              .2500
      328,743.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831470                              .2500
      525,189.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831478                              .2500
      300,759.29                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1831482                              .2500
       89,933.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1831483                              .2500
      276,778.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831486                              .2500
      248,601.04                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831490                              .2500
      334,981.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831496                              .2500
      331,734.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831498                              .2500
      353,709.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831503                              .2500
      378,696.91                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831504                              .2500
      359,712.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1831507                              .2500
      329,729.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831509                              .2500
      395,667.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831512                              .2500
      640,474.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831513                              .2500
      258,493.12                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831516                              .2500
      356,714.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831518                              .2500
      399,672.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831521                              .2500
      333,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831536                              .2500
       26,980.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1831545                              .2500
      256,000.14                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831570                              .2500
      284,531.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831591                              .2500
      379,480.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831606                              .2500
      449,621.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831608                              .2500
      409,646.99                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1831615                              .2500
      276,267.70                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831617                              .2500
      262,675.84                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1831624                              .2500
      284,560.74                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1831632                              .2500
      374,383.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831644                              .2500
      265,276.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1831645                              .2500
      261,290.89                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831651                              .2500
      581,271.02                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1831654                              .2500
      257,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831656                              .2500
      290,393.56                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1831659                              .2500
      439,311.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1831664                              .2500
      320,776.16                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1831685                              .2500
      389,640.66                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1831689                              .2500
      437,666.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1831719                              .2500
      305,332.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1831731                              .2500
      284,566.54                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831767                              .2500
      267,530.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831794                              .2500
      132,391.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1831820                              .2500
      285,771.30                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831879                              .2500
      298,331.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1831956                              .2500
      495,453.48                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831962                              .2500
      223,833.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1831981                              .2500
      171,285.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1831987                              .2500
       90,827.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1831988                              .2500
      242,815.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1831994                              .2500
      369,068.95                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1832006                              .2500
      220,844.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1832009                              .2500
      171,605.70                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1832012                              .2500
       99,681.35                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1832047                              .2500
      112,916.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1832054                              .2500
      104,922.07                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1832091                              .2500
      245,767.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1832108                              .2500
      244,808.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832115                              .2500
      274,774.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832118                              .2500
      264,771.84                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1832122                              .2500
      292,771.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1832126                              .2500
      296,956.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832134                              .2500
      305,736.54                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1832139                              .2500
      226,804.56                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1832143                              .2500
      285,776.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832147                              .2500
      334,969.31                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1832152                              .2500
      321,036.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832221                              .2500
       75,446.71                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1832226                              .2500
      239,603.43                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1832238                              .2500
      288,768.89                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832249                              .2500
      384,699.66                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832255                              .2500
      358,919.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832264                              .2500
      399,672.12                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832272                              .2500
      247,796.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832274                              .2500
      295,769.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832283                              .2500
      274,774.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832285                              .2500
      347,721.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1832286                              .2500
      270,583.45                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1832288                              .2500
      207,853.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1832291                              .2500
      375,706.68                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832294                              .2500
      649,453.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832381                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832415                              .2500
      649,492.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1832720                              .2500
      586,250.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1832828                              .2500
      137,700.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1832919                              .2500
      364,693.36                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1832995                              .2500
      157,220.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1832996                              .2500
      649,467.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833147                              .2500
      256,804.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1833237                              .2500
      450,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1833608                              .2500
      389,680.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833723                              .2500
      649,517.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1833811                              .2500
      253,679.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1833813                              .2500
      255,200.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1833907                              .2500
      153,650.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1833937                              .2500
      446,999.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833979                              .2500
      307,753.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1833984                              .2500
      275,453.90                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1833992                              .2500
      339,454.61                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1834007                              .2500
      509,630.88                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1834011                              .2500
      558,681.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1834021                              .2500
       90,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1834076                              .2500
      439,648.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1834091                              .2500
      249,600.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1834094                              .2500
      164,674.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1834100                              .2500
      331,721.08                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1834107                              .2500
      329,722.76                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1834114                              .2500
      223,811.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1834118                              .2500
      235,919.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1834128                              .2500
      462,620.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1834135                              .2500
      266,047.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1834141                              .2500
      269,799.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1834144                              .2500
      323,734.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1834153                              .2500
      243,470.28                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1834164                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1834209                              .2500
      341,233.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1834228                              .2500
      648,957.33                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1834255                              .2500
      268,590.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1834333                              .2500
      397,205.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1834464                              .2500
      170,732.39                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1834676                              .2500
      344,730.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1834851                              .2500
      265,287.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1834974                              .2500
      269,784.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1835113                              .2500
      328,636.98                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1835284                              .2500
       96,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1835290                              .2500
      254,805.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1835363                              .2500
      116,919.48                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1835364                              .2500
      250,000.00                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                         .0000
            6.5000                         .4700

      1835396                              .2500
      504,705.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1835405                              .2500
       52,461.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1835408                              .2500
      112,714.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1835411                              .2500
       89,436.83                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1835418                              .2500
      111,063.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1835741                              .2500
      202,249.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1835743                              .2500
      468,275.22                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1835751                              .2500
      240,756.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1835755                              .2500
       63,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1835756                              .2500
      355,722.28                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1835764                              .2500
      343,710.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1835798                              .2500
      447,641.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836356                              .2500
      460,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1836374                              .2500
      366,959.80                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1836381                              .2500
      308,526.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1836402                              .2500
      239,950.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836404                              .2500
      311,744.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836419                              .2500
      380,807.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836422                              .2500
      262,090.24                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836427                              .2500
       57,952.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836433                              .2500
       80,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1836440                              .2500
      254,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836450                              .2500
      269,789.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836461                              .2500
      283,373.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836466                              .2500
      292,171.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836470                              .2500
      233,812.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836478                              .2500
      294,170.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836493                              .2500
      327,737.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836494                              .2500
      262,400.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1836499                              .2500
      175,356.14                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836504                              .2500
      479,625.55                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836507                              .2500
      204,479.50                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836518                              .2500
      105,998.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836527                              .2500
       82,650.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1836559                              .2500
      355,715.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836564                              .2500
      130,248.01                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1836644                              .2500
      259,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1836648                              .2500
      169,520.91                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836651                              .2500
      352,860.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836658                              .2500
      275,768.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1836662                              .2500
      253,791.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836665                              .2500
      279,776.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836685                              .2500
      287,275.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836687                              .2500
      314,754.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836689                              .2500
      301,170.66                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1836694                              .2500
      163,865.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836699                              .2500
      175,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836701                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836703                              .2500
      287,763.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836707                              .2500
      316,746.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836709                              .2500
      188,863.21                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1836710                              .2500
      231,314.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836711                              .2500
      269,778.68                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1836712                              .2500
      260,416.07                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1836717                              .2500
      315,950.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836719                              .2500
      138,976.70                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836721                              .2500
      247,297.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836724                              .2500
      249,800.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836729                              .2500
      279,792.20                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1836733                              .2500
      328,977.78                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836735                              .2500
      143,135.45                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1836736                              .2500
      118,466.33                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1836744                              .2500
      304,756.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836745                              .2500
      235,815.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836747                              .2500
      281,569.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1836751                              .2500
      171,869.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1836755                              .2500
      255,800.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836765                              .2500
      426,059.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836847                              .2500
      233,821.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1836890                              .2500
      267,790.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836891                              .2500
      293,365.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1836892                              .2500
      267,325.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1836906                              .2500
      451,292.66                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1836918                              .2500
      227,150.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1836943                              .2500
       87,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1837001                              .2500
      201,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837008                              .2500
      295,769.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1837026                              .2500
       95,925.11                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837052                              .2500
      385,891.16                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837075                              .2500
      263,799.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837110                              .2500
      246,212.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837131                              .2500
       73,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837150                              .2500
      527,956.07                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837188                              .2500
      423,352.69                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837337                              .2500
      528,491.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1837350                              .2500
      283,363.73                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837418                              .2500
      287,796.73                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1837461                              .2500
      285,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837500                              .2500
      353,702.60                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837504                              .2500
      307,535.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1837561                              .2500
       60,953.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837587                              .2500
      235,016.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837623                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1837687                              .2500
      472,122.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837689                              .2500
      299,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837698                              .2500
      278,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837699                              .2500
      392,278.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837700                              .2500
      329,755.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837705                              .2500
      297,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837712                              .2500
      399,374.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837715                              .2500
      274,774.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1837716                              .2500
      424,660.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837718                              .2500
      269,170.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837720                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837721                              .2500
      226,972.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837725                              .2500
      434,669.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837728                              .2500
      313,260.67                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837729                              .2500
      253,796.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837730                              .2500
      324,740.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1837731                              .2500
       76,936.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837732                              .2500
      304,773.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837734                              .2500
      384,027.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837736                              .2500
      187,300.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837738                              .2500
      277,283.52                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837739                              .2500
      409,672.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837740                              .2500
      300,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1837741                              .2500
      217,842.22                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1837742                              .2500
      376,099.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837743                              .2500
      459,632.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837744                              .2500
      242,800.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837749                              .2500
      241,829.20                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1837750                              .2500
      156,871.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837753                              .2500
      530,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837754                              .2500
      185,861.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837755                              .2500
      257,777.86                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1837757                              .2500
      569,544.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837759                              .2500
      569,532.78                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837762                              .2500
      247,696.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837769                              .2500
      159,878.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837774                              .2500
      245,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837790                              .2500
      170,885.26                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1837797                              .2500
      264,172.36                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1837813                              .2500
      257,449.01                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1837835                              .2500
      383,018.26                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837837                              .2500
      284,783.13                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1837840                              .2500
      459,622.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837843                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837846                              .2500
      271,777.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837862                              .2500
      324,746.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837866                              .2500
      261,196.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837872                              .2500
      265,282.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1837882                              .2500
      439,656.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837887                              .2500
      371,702.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837898                              .2500
      152,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837899                              .2500
      253,811.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837904                              .2500
      641,973.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837908                              .2500
      379,680.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837917                              .2500
      234,107.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837923                              .2500
      576,327.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1837924                              .2500
      419,672.36                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837926                              .2500
      334,769.45                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1837929                              .2500
      243,818.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837933                              .2500
      367,175.76                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1837937                              .2500
      399,680.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1837942                              .2500
      303,251.22                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1837949                              .2500
      618,479.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1837951                              .2500
      386,690.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1837954                              .2500
      236,315.50                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837956                              .2500
      267,101.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1837983                              .2500
      316,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1837990                              .2500
      356,758.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838064                              .2500
      310,400.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838068                              .2500
      253,796.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838426                              .2500
      398,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838435                              .2500
       49,962.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1838452                              .2500
      290,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838474                              .2500
      289,773.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1838518                              .2500
      205,700.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1838521                              .2500
      231,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838529                              .2500
      303,900.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1838536                              .2500
      327,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1838538                              .2500
      419,688.30                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1838540                              .2500
      285,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1838556                              .2500
      283,900.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1838723                              .2500
      353,716.91                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838741                              .2500
      102,318.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838803                              .2500
      399,663.95                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1838842                              .2500
      264,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1838847                              .2500
      374,677.13                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1838894                              .2500
      632,068.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839030                              .2500
      249,395.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1839105                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839148                              .2500
      463,628.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839151                              .2500
      267,386.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839243                              .2500
      260,634.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839249                              .2500
      287,769.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839263                              .2500
      648,507.06                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839267                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839311                              .2500
      100,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1839317                              .2500
      439,821.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839332                              .2500
      171,859.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839334                              .2500
      231,200.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839335                              .2500
      455,661.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839336                              .2500
      307,200.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839372                              .2500
      434,625.47                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839586                              .2500
      268,998.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839605                              .2500
      282,756.35                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1839609                              .2500
      250,800.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1839611                              .2500
      311,523.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839612                              .2500
      271,787.81                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839614                              .2500
      341,037.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839615                              .2500
      267,780.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839617                              .2500
      329,748.89                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839623                              .2500
      337,708.99                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1839627                              .2500
      273,769.81                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1839632                              .2500
      259,603.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839634                              .2500
      293,764.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839636                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839638                              .2500
      285,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1839641                              .2500
      449,640.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839645                              .2500
      133,907.79                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1839648                              .2500
      249,588.22                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1839677                              .2500
      460,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1839711                              .2500
      344,544.11                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839713                              .2500
       34,376.33                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1839714                              .2500
      293,776.29                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839716                              .2500
      270,793.79                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839742                              .2500
      287,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839745                              .2500
      247,203.94                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1839746                              .2500
      139,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839757                              .2500
      359,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1839767                              .2500
      649,505.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839771                              .2500
      257,884.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839774                              .2500
      600,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839783                              .2500
      302,700.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1839784                              .2500
      403,676.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839793                              .2500
      514,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1839815                              .2500
      106,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839839                              .2500
      468,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1839844                              .2500
      239,605.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1839849                              .2500
      290,317.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1839852                              .2500
      183,859.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839873                              .2500
      296,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839874                              .2500
      233,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839882                              .2500
      204,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839883                              .2500
      271,393.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839884                              .2500
      408,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1839885                              .2500
      539,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1839887                              .2500
      345,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839889                              .2500
      144,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1839893                              .2500
      200,250.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839896                              .2500
      599,531.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839904                              .2500
      263,799.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839914                              .2500
      187,500.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1839921                              .2500
      102,900.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1839938                              .2500
      403,335.05                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1839942                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1839957                              .2500
      116,711.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1839959                              .2500
      251,777.67                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1839963                              .2500
      185,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1839979                              .2500
      419,672.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1839984                              .2500
      265,462.98                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840013                              .2500
      489,598.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1840017                              .2500
      361,544.64                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1840023                              .2500
      323,740.90                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840031                              .2500
      239,803.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840032                              .2500
      339,728.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840105                              .2500
      209,823.57                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840112                              .2500
      333,739.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840190                              .2500
      379,680.75                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840256                              .2500
      424,668.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1840260                              .2500
      120,051.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840348                              .2500
      114,960.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840350                              .2500
      482,831.94                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840351                              .2500
      247,386.82                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840352                              .2500
      252,792.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840354                              .2500
      119,917.41                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1840364                              .2500
      311,768.45                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840377                              .2500
      214,400.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1840448                              .2500
      177,914.14                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840449                              .2500
      312,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1840450                              .2500
      247,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840455                              .2500
      401,012.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840486                              .2500
      233,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840542                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840549                              .2500
      299,771.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840550                              .2500
       96,800.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1840561                              .2500
      265,300.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840563                              .2500
      295,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840565                              .2500
      292,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840570                              .2500
      371,695.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840573                              .2500
      303,700.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1840575                              .2500
      560,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840577                              .2500
      256,299.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840583                              .2500
      396,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1840588                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840591                              .2500
      139,901.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1840598                              .2500
      322,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840600                              .2500
      510,611.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840606                              .2500
      274,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840607                              .2500
      189,605.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840608                              .2500
      391,562.58                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840609                              .2500
      173,361.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1840611                              .2500
      267,386.01                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840619                              .2500
      421,536.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840623                              .2500
      309,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840627                              .2500
      297,749.64                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840633                              .2500
      271,787.81                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840636                              .2500
      247,306.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840638                              .2500
       72,900.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840645                              .2500
      240,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1840648                              .2500
      117,600.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840652                              .2500
      304,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840653                              .2500
      288,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840658                              .2500
      134,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840662                              .2500
      105,111.62                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840668                              .2500
      231,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840669                              .2500
       65,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840670                              .2500
      303,762.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1840674                              .2500
      106,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840681                              .2500
      207,421.26                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840683                              .2500
      260,580.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840685                              .2500
      263,783.60                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840686                              .2500
      348,464.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840689                              .2500
      359,697.56                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840692                              .2500
      272,042.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840693                              .2500
      200,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1840694                              .2500
       95,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840697                              .2500
      264,788.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840706                              .2500
      255,295.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840711                              .2500
      443,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840714                              .2500
       74,945.71                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1840727                              .2500
      119,402.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840733                              .2500
      289,756.37                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840734                              .2500
      235,856.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1840737                              .2500
      297,755.73                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840752                              .2500
      364,700.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840773                              .2500
      269,767.53                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1840797                              .2500
      231,428.11                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840803                              .2500
      311,744.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840846                              .2500
      271,787.81                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840855                              .2500
      420,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840859                              .2500
      143,773.04                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      1840866                              .2500
      350,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1840868                              .2500
      283,280.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840875                              .2500
      283,056.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840878                              .2500
      503,596.95                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840879                              .2500
      304,773.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840888                              .2500
      239,803.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840890                              .2500
      538,460.65                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1840892                              .2500
      231,823.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1840900                              .2500
      449,631.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1840905                              .2500
      255,795.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1840910                              .2500
      259,631.69                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1840916                              .2500
      221,077.40                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840926                              .2500
      337,249.53                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1840931                              .2500
      267,790.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840935                              .2500
       68,476.88                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1840941                              .2500
      100,725.19                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1840942                              .2500
      302,763.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1840988                              .2500
      378,447.12                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841015                              .2500
      597,463.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841023                              .2500
      299,741.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841032                              .2500
      255,810.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841038                              .2500
       68,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841043                              .2500
      251,076.20                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841073                              .2500
      246,816.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1841074                              .2500
      300,547.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841075                              .2500
      424,495.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841076                              .2500
      219,024.71                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841219                              .2500
      110,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841244                              .2500
      282,600.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841312                              .2500
      650,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841465                              .2500
      144,545.30                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841467                              .2500
      103,041.53                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841469                              .2500
      274,763.23                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841474                              .2500
      359,254.33                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841479                              .2500
      325,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841482                              .2500
      146,982.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841484                              .2500
       84,835.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841486                              .2500
      235,815.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841490                              .2500
      369,696.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841496                              .2500
      208,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841499                              .2500
      299,741.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841503                              .2500
      300,453.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841512                              .2500
      312,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841513                              .2500
      322,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841514                              .2500
      391,254.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841515                              .2500
      298,417.02                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841521                              .2500
       99,923.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841523                              .2500
      293,759.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1841525                              .2500
      261,924.29                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841528                              .2500
      445,834.25                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841529                              .2500
      620,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841531                              .2500
      599,483.41                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841532                              .2500
      335,160.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841534                              .2500
      205,835.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841535                              .2500
      139,882.37                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841543                              .2500
      999,950.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841546                              .2500
      269,484.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841551                              .2500
      244,794.17                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841557                              .2500
      414,884.06                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841564                              .2500
      441,680.09                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841570                              .2500
      325,758.06                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841572                              .2500
      449,631.13                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841579                              .2500
      135,687.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841580                              .2500
      154,276.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1841581                              .2500
      299,728.79                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1841583                              .2500
      335,138.36                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841585                              .2500
      505,114.73                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841588                              .2500
      301,181.53                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841593                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841594                              .2500
      261,800.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841595                              .2500
      142,291.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841598                              .2500
      279,026.69                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1841600                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841601                              .2500
      445,634.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841602                              .2500
      359,690.04                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841603                              .2500
      524,569.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841605                              .2500
      306,748.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841607                              .2500
      286,276.50                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841612                              .2500
      198,637.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841615                              .2500
      201,276.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1841617                              .2500
      326,738.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841619                              .2500
      261,305.93                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841623                              .2500
      463,519.74                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841624                              .2500
      344,717.20                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841627                              .2500
      384,750.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1841628                              .2500
      645,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841632                              .2500
      237,814.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841634                              .2500
      378,026.19                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1841635                              .2500
      323,777.02                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841636                              .2500
      431,637.06                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841638                              .2500
      464,209.67                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841639                              .2500
      649,453.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841643                              .2500
      226,400.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841646                              .2500
      204,250.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841649                              .2500
      135,885.74                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841653                              .2500
       99,918.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1841662                              .2500
      439,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841663                              .2500
      489,578.11                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841671                              .2500
      254,801.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841673                              .2500
      314,618.77                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841677                              .2500
      430,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841680                              .2500
      191,750.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841683                              .2500
      580,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841684                              .2500
      346,722.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1841686                              .2500
      264,798.36                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841691                              .2500
      259,991.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1841699                              .2500
      211,857.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1841700                              .2500
      407,657.23                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841702                              .2500
      188,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1841705                              .2500
      299,741.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841707                              .2500
      159,438.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841709                              .2500
      129,901.08                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841711                              .2500
      399,374.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841714                              .2500
      183,697.46                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841718                              .2500
      181,458.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841724                              .2500
      141,649.95                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1841727                              .2500
      183,060.60                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841729                              .2500
      344,058.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841730                              .2500
      349,698.66                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841736                              .2500
      299,777.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1841739                              .2500
      255,800.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841743                              .2500
      258,105.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841744                              .2500
      259,593.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841747                              .2500
      326,488.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841748                              .2500
      345,318.88                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841749                              .2500
      355,442.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841752                              .2500
      259,603.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841753                              .2500
      287,516.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1841754                              .2500
      295,714.92                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841757                              .2500
      368,152.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841759                              .2500
      274,774.59                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841760                              .2500
      459,622.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841761                              .2500
      299,741.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841762                              .2500
      336,243.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841763                              .2500
      281,763.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841764                              .2500
      281,112.03                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1841765                              .2500
      439,665.20                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841768                              .2500
      367,712.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841798                              .2500
      371,417.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841803                              .2500
      242,220.10                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841816                              .2500
      254,481.03                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1841824                              .2500
      340,740.53                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841848                              .2500
      291,419.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841854                              .2500
      236,051.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1841860                              .2500
      384,699.66                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841877                              .2500
      302,139.64                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841888                              .2500
      306,961.34                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841903                              .2500
      301,164.88                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841906                              .2500
      263,794.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841908                              .2500
      251,008.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1841910                              .2500
      312,318.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841944                              .2500
      389,672.35                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1841946                              .2500
      469,633.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1841953                              .2500
      302,245.86                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1841959                              .2500
      424,634.09                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841962                              .2500
      267,801.11                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1841966                              .2500
      299,481.95                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1841967                              .2500
      324,527.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842010                              .2500
      371,702.51                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842013                              .2500
      255,800.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842015                              .2500
      574,007.09                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842016                              .2500
      813,786.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842020                              .2500
      326,120.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842024                              .2500
      265,772.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842026                              .2500
      412,360.60                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842027                              .2500
      359,064.88                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842028                              .2500
      236,812.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842031                              .2500
      347,455.40                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842037                              .2500
      307,730.59                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842038                              .2500
      253,162.09                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842039                              .2500
      359,408.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842040                              .2500
      284,575.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842041                              .2500
      259,807.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842042                              .2500
      648,507.06                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842043                              .2500
      531,980.37                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842045                              .2500
      270,944.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842052                              .2500
      279,781.58                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842053                              .2500
      262,610.34                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842054                              .2500
      376,025.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842056                              .2500
      307,468.13                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842057                              .2500
      274,525.12                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842059                              .2500
      297,045.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842065                              .2500
      250,622.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842067                              .2500
      251,605.65                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842069                              .2500
      259,612.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842075                              .2500
      230,570.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842076                              .2500
      256,098.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842078                              .2500
      291,729.54                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1842080                              .2500
      303,225.71                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842081                              .2500
      263,337.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842082                              .2500
      295,476.25                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842083                              .2500
      309,752.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842084                              .2500
      243,598.82                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842087                              .2500
      274,558.86                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842088                              .2500
      303,462.08                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842089                              .2500
      328,445.61                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842090                              .2500
      523,000.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842094                              .2500
      293,205.10                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842095                              .2500
      496,072.52                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842096                              .2500
      299,518.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842100                              .2500
      275,366.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842103                              .2500
      302,570.90                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842105                              .2500
      246,198.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842106                              .2500
      275,557.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842108                              .2500
      264,542.39                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842109                              .2500
      239,817.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842111                              .2500
      349,196.09                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842112                              .2500
      392,703.26                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842115                              .2500
      471,913.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842117                              .2500
      651,251.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842118                              .2500
      359,450.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842119                              .2500
      319,535.31                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842126                              .2500
      256,081.26                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842128                              .2500
      432,035.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842129                              .2500
      345,907.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842130                              .2500
      249,379.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1842132                              .2500
      238,094.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842133                              .2500
      464,930.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842138                              .2500
      259,412.13                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842140                              .2500
      368,450.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842141                              .2500
      278,736.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842142                              .2500
      234,410.53                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842145                              .2500
      236,770.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842147                              .2500
      648,977.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842148                              .2500
      229,471.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842149                              .2500
      257,721.29                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842150                              .2500
      431,340.54                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842151                              .2500
      314,031.74                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842152                              .2500
      271,563.67                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842154                              .2500
      303,500.17                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842155                              .2500
      420,969.59                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842156                              .2500
      284,596.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1842157                              .2500
      310,257.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842160                              .2500
      409,646.99                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842162                              .2500
      266,311.41                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842163                              .2500
      465,018.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842165                              .2500
      264,682.86                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842168                              .2500
      253,103.29                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842169                              .2500
      303,512.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842170                              .2500
      357,026.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842173                              .2500
      297,057.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842175                              .2500
      260,391.87                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842176                              .2500
      364,893.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842178                              .2500
      242,590.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842179                              .2500
      251,793.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842180                              .2500
      263,722.75                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842197                              .2500
       77,946.32                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1842219                              .2500
      258,125.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842244                              .2500
      143,300.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842273                              .2500
      139,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1842274                              .2500
      699,426.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842290                              .2500
      419,680.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842315                              .2500
      236,700.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842331                              .2500
      360,889.01                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842352                              .2500
      286,150.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842365                              .2500
      410,671.32                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1842367                              .2500
      412,461.63                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842370                              .2500
      396,158.61                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842375                              .2500
      259,781.56                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842378                              .2500
      334,725.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842384                              .2500
      351,704.28                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842394                              .2500
      265,770.98                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842396                              .2500
      315,921.02                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842411                              .2500
      299,629.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842415                              .2500
      421,354.34                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842480                              .2500
      267,774.85                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842483                              .2500
      394,350.55                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842492                              .2500
      243,804.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842502                              .2500
      300,547.29                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842533                              .2500
      238,988.96                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1842587                              .2500
      203,672.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842616                              .2500
      323,734.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842623                              .2500
      315,884.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842627                              .2500
      261,805.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842633                              .2500
      249,789.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842637                              .2500
      648,931.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842694                              .2500
       94,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842728                              .2500
      650,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842749                              .2500
      264,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842759                              .2500
      508,582.78                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1842765                              .2500
      273,364.44                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842769                              .2500
      398,661.01                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842770                              .2500
      289,256.78                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842772                              .2500
      279,324.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842774                              .2500
      319,724.48                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842779                              .2500
      453,506.65                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842781                              .2500
      298,794.84                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842782                              .2500
      298,878.03                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1842789                              .2500
      238,599.38                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842795                              .2500
      256,179.24                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842797                              .2500
      255,489.50                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842799                              .2500
      291,772.22                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842801                              .2500
      295,548.15                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842805                              .2500
      310,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1842812                              .2500
      319,724.49                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842815                              .2500
      247,286.91                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1842866                              .2500
      404,681.30                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842875                              .2500
      269,379.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842880                              .2500
      284,754.63                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842888                              .2500
      235,320.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842896                              .2500
      374,914.50                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842906                              .2500
      329,279.87                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842907                              .2500
      305,749.17                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842908                              .2500
      327,486.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1842910                              .2500
      244,144.71                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842914                              .2500
      305,249.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1842916                              .2500
      232,799.40                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1842917                              .2500
      262,109.16                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1842919                              .2500
      323,347.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1842921                              .2500
      261,280.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1842930                              .2500
      329,496.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842937                              .2500
      279,365.11                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1842939                              .2500
      260,791.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1842940                              .2500
      284,564.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1842992                              .2500
      111,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843012                              .2500
      397,182.13                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843016                              .2500
      367,712.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843025                              .2500
      331,691.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843039                              .2500
      456,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843055                              .2500
      259,572.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1843074                              .2500
      271,543.22                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843078                              .2500
      471,223.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843097                              .2500
      299,542.02                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843108                              .2500
      263,674.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843112                              .2500
      306,566.55                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843116                              .2500
      277,278.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843124                              .2500
      260,791.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843127                              .2500
      237,300.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1843131                              .2500
      274,768.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843132                              .2500
      246,807.31                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843138                              .2500
      339,480.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843143                              .2500
      283,767.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843150                              .2500
      290,755.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843156                              .2500
      353,224.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843157                              .2500
      277,150.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843179                              .2500
      282,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843199                              .2500
      384,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843227                              .2500
      243,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843247                              .2500
      325,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843255                              .2500
       64,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843268                              .2500
      248,800.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843282                              .2500
       81,579.69                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1843285                              .2500
       66,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843479                              .2500
      231,200.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1843490                              .2500
      207,200.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843556                              .2500
      231,723.54                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843575                              .2500
      284,772.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843586                              .2500
      373,236.39                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843589                              .2500
      353,709.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843613                              .2500
      894,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1843614                              .2500
      496,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1843616                              .2500
      560,505.27                           .0300
            6.6255                         .0000
            6.3755                         .0000
            6.3455                         .0000
            6.3455                         .0000
1



      1843632                              .2500
      313,778.38                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843634                              .2500
      369,211.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843638                              .2500
      244,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843644                              .2500
      157,600.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843646                              .2500
      152,500.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1843648                              .2500
      283,400.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843650                              .2500
      243,700.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843653                              .2500
      137,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1843662                              .2500
      448,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843670                              .2500
      264,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843674                              .2500
      229,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843680                              .2500
      417,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843692                              .2500
      221,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843716                              .2500
      318,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843717                              .2500
       73,250.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843723                              .2500
      336,723.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1843737                              .2500
       97,600.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1843739                              .2500
      233,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843747                              .2500
       46,900.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1843749                              .2500
      308,820.57                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1843753                              .2500
      250,490.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843756                              .2500
      374,700.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1843757                              .2500
      243,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843763                              .2500
      228,800.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1843765                              .2500
      460,300.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843772                              .2500
      350,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843796                              .2500
      167,250.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1843803                              .2500
       40,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843805                              .2500
      117,650.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843808                              .2500
      189,450.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1843814                              .2500
      300,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1843827                              .2500
       86,450.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1843857                              .2500
      499,647.10                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843859                              .2500
      308,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1843883                              .2500
      252,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843910                              .2500
      266,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843926                              .2500
      232,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843935                              .2500
      178,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843939                              .2500
      408,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843950                              .2500
      526,598.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1843951                              .2500
      384,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1843980                              .2500
      283,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1843992                              .2500
      335,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1843994                              .2500
      345,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844028                              .2500
      123,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844030                              .2500
      401,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844149                              .2500
      180,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844154                              .2500
      370,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1844158                              .2500
      309,733.10                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1844168                              .2500
      634,416.56                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844176                              .2500
      294,305.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844179                              .2500
      237,114.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844181                              .2500
      264,194.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844192                              .2500
      322,841.63                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844206                              .2500
      325,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844219                              .2500
      244,114.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1844223                              .2500
      327,473.84                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844225                              .2500
      348,457.01                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844231                              .2500
      192,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1844239                              .2500
      339,734.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844242                              .2500
      288,322.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844243                              .2500
      504,778.85                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844256                              .2500
      319,166.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844264                              .2500
      354,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1844283                              .2500
      315,350.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844286                              .2500
      287,434.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844290                              .2500
      254,995.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844300                              .2500
      279,746.88                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1844305                              .2500
      186,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844308                              .2500
      216,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844326                              .2500
      331,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844328                              .2500
      515,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1844331                              .2500
      360,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1844335                              .2500
      267,058.36                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1844339                              .2500
      292,266.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844346                              .2500
      155,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1844356                              .2500
      251,803.42                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844373                              .2500
      253,412.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844380                              .2500
      435,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844382                              .2500
      256,304.82                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1844384                              .2500
      284,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1844391                              .2500
      450,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844397                              .2500
      399,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844411                              .2500
      251,950.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844414                              .2500
      450,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844419                              .2500
      259,792.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844423                              .2500
      339,734.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844428                              .2500
       66,300.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1844439                              .2500
      385,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844442                              .2500
      466,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1844460                              .2500
      291,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844466                              .2500
      348,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844470                              .2500
      107,200.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1844479                              .2500
       47,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1844500                              .2500
      245,350.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1844502                              .2500
      135,600.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      1844507                              .2500
      257,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1844508                              .2500
      159,200.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844517                              .2500
      471,250.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844525                              .2500
      354,150.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1844528                              .2500
      190,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844531                              .2500
      259,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844631                              .2500
      448,933.81                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1844637                              .2500
       40,221.59                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1844651                              .2500
      280,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844655                              .2500
      258,498.19                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844666                              .2500
      448,700.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844674                              .2500
      265,797.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844683                              .2500
      267,790.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1844689                              .2500
      247,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1844980                              .2500
      146,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1844993                              .2500
      251,200.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1845027                              .2500
      360,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845042                              .2500
      280,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845043                              .2500
      263,772.70                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845065                              .2500
      399,603.22                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845076                              .2500
      158,000.00                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1845085                              .2500
       75,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845094                              .2500
      291,300.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845103                              .2500
      239,658.20                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845111                              .2500
      238,704.17                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845151                              .2500
      304,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1845186                              .2500
      285,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845200                              .2500
      316,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845311                              .2500
      800,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845323                              .2500
      407,174.12                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845342                              .2500
      278,400.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845345                              .2500
      260,801.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845349                              .2500
      144,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845358                              .2500
      251,793.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845361                              .2500
      262,179.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845364                              .2500
      349,698.65                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845367                              .2500
      274,785.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845373                              .2500
      323,727.80                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845380                              .2500
      239,408.40                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845400                              .2500
      108,625.46                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845402                              .2500
      243,823.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845403                              .2500
      236,474.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845405                              .2500
      291,155.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845408                              .2500
      258,644.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845409                              .2500
      382,627.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845410                              .2500
      648,147.09                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845417                              .2500
      283,488.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845418                              .2500
      238,318.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845420                              .2500
      349,363.38                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845421                              .2500
      307,055.72                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1845422                              .2500
      559,517.85                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845426                              .2500
      286,228.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845429                              .2500
      178,506.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845433                              .2500
      262,556.82                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845434                              .2500
      287,526.46                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845435                              .2500
      275,568.08                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845437                              .2500
      411,662.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845438                              .2500
      299,478.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845439                              .2500
      233,354.21                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845440                              .2500
      215,653.49                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845441                              .2500
      304,412.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845444                              .2500
      471,613.10                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845445                              .2500
      278,541.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845446                              .2500
      494,623.34                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845449                              .2500
      326,736.63                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845454                              .2500
      331,741.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845455                              .2500
      184,211.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845458                              .2500
      698,904.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845461                              .2500
      296,257.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845468                              .2500
       88,271.63                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845469                              .2500
      434,669.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845472                              .2500
      543,575.63                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845473                              .2500
      495,593.42                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845481                              .2500
      259,603.10                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845484                              .2500
      253,131.88                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845485                              .2500
      381,309.63                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845487                              .2500
      231,823.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845489                              .2500
      310,426.67                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845493                              .2500
      324,740.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845494                              .2500
      638,676.05                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1845500                              .2500
      251,567.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845501                              .2500
      251,803.41                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845503                              .2500
      293,606.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845504                              .2500
      326,125.78                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845505                              .2500
      443,194.56                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845507                              .2500
      415,348.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845508                              .2500
      339,493.76                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845509                              .2500
      423,918.89                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845510                              .2500
      259,811.81                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845513                              .2500
      474,458.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845514                              .2500
      287,752.03                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845515                              .2500
      287,758.04                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845518                              .2500
      169,759.24                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845520                              .2500
      239,812.77                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845521                              .2500
      299,747.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845522                              .2500
      243,014.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845525                              .2500
      282,923.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845526                              .2500
      454,617.74                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845529                              .2500
      339,728.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845530                              .2500
      324,752.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845531                              .2500
      256,098.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845533                              .2500
      322,031.68                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845539                              .2500
      243,536.84                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845541                              .2500
      166,126.61                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1845547                              .2500
      297,057.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845548                              .2500
      359,739.44                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845550                              .2500
      269,411.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845551                              .2500
      235,453.43                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845552                              .2500
      290,154.85                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845553                              .2500
      250,726.13                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845554                              .2500
      324,065.28                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845555                              .2500
      283,832.56                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1845556                              .2500
      419,360.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845557                              .2500
      337,728.42                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845558                              .2500
      239,803.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845559                              .2500
      255,628.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845562                              .2500
      355,715.31                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845567                              .2500
      321,591.17                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845568                              .2500
      383,685.23                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845569                              .2500
      303,632.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845571                              .2500
      243,818.91                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845573                              .2500
      274,545.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845574                              .2500
      261,013.82                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1845575                              .2500
      290,767.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845576                              .2500
      349,452.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845577                              .2500
      343,434.39                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845578                              .2500
      339,506.27                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845582                              .2500
      333,115.56                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1845583                              .2500
      347,481.85                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845584                              .2500
      328,485.13                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845585                              .2500
      309,538.42                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845586                              .2500
      274,780.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845587                              .2500
      291,554.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845588                              .2500
      640,247.64                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845589                              .2500
      214,196.30                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845590                              .2500
      405,080.69                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845591                              .2500
      296,557.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845592                              .2500
      238,681.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845594                              .2500
      440,838.35                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845595                              .2500
      281,580.11                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845597                              .2500
      259,593.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845598                              .2500
      258,703.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845599                              .2500
      352,433.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845600                              .2500
      371,417.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845601                              .2500
      264,788.08                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845602                              .2500
      459,243.66                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845603                              .2500
      506,226.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845604                              .2500
      298,149.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845606                              .2500
      698,454.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845607                              .2500
      920,281.53                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845608                              .2500
      419,672.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845613                              .2500
      278,782.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845614                              .2500
      298,265.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845617                              .2500
      249,534.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845619                              .2500
      284,783.13                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845620                              .2500
      278,752.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845621                              .2500
      398,872.78                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845623                              .2500
      268,828.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845625                              .2500
      461,148.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845627                              .2500
      238,309.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845628                              .2500
      331,517.88                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845632                              .2500
      267,785.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845637                              .2500
      368,719.21                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845638                              .2500
      264,802.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845639                              .2500
      231,636.94                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845640                              .2500
      319,523.54                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845641                              .2500
      340,166.83                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845644                              .2500
      288,785.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1845646                              .2500
      392,314.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845647                              .2500
      279,770.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845648                              .2500
      272,289.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845649                              .2500
      264,582.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845650                              .2500
      345,543.36                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845651                              .2500
      339,747.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845652                              .2500
      348,441.22                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845653                              .2500
      248,194.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      1845654                              .2500
      412,844.24                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845656                              .2500
      394,114.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845657                              .2500
      323,771.32                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845658                              .2500
      319,756.50                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845659                              .2500
      238,822.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845660                              .2500
      253,791.80                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845667                              .2500
      332,404.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845668                              .2500
      368,450.57                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1845669                              .2500
      393,150.61                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845670                              .2500
      237,645.62                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845672                              .2500
      360,281.64                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845675                              .2500
      196,653.94                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845676                              .2500
      258,884.03                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845677                              .2500
      285,260.06                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845678                              .2500
      349,478.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845679                              .2500
      243,129.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1845680                              .2500
      271,793.03                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845681                              .2500
      244,480.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845684                              .2500
      343,325.23                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845685                              .2500
      352,731.39                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845686                              .2500
      375,396.83                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845688                              .2500
      365,797.57                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845689                              .2500
      579,547.54                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845690                              .2500
      515,587.36                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845691                              .2500
      278,543.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845692                              .2500
      331,990.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845693                              .2500
      343,731.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845695                              .2500
      276,573.11                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845696                              .2500
      272,781.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845697                              .2500
      419,647.14                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845698                              .2500
      258,897.88                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845699                              .2500
      279,800.43                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845700                              .2500
      319,737.70                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845701                              .2500
      353,295.55                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845702                              .2500
      255,405.50                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845703                              .2500
      307,734.81                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845704                              .2500
      387,674.03                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845705                              .2500
       91,866.38                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845707                              .2500
      251,827.62                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1845708                              .2500
      292,515.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845709                              .2500
      251,624.77                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845710                              .2500
      256,587.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845711                              .2500
      137,536.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845728                              .2500
      252,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1845730                              .2500
      170,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845736                              .2500
      205,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845738                              .2500
      256,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845783                              .2500
      350,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1845804                              .2500
      360,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845805                              .2500
       87,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845809                              .2500
      160,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845810                              .2500
       50,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845812                              .2500
      168,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845818                              .2500
      227,500.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845819                              .2500
      107,200.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845820                              .2500
      143,900.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1845848                              .2500
      240,350.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845857                              .2500
      440,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845864                              .2500
      258,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845868                              .2500
      151,900.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845887                              .2500
      280,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845888                              .2500
       75,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1845892                              .2500
      348,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845894                              .2500
      263,200.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1845901                              .2500
      244,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1845915                              .2500
      381,686.96                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845916                              .2500
      305,049.75                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845918                              .2500
      233,821.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845923                              .2500
      305,437.85                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845924                              .2500
      254,648.60                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1845925                              .2500
      301,952.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845926                              .2500
      302,951.47                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1845927                              .2500
      262,168.49                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      1845929                              .2500
      254,955.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845931                              .2500
      297,134.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845932                              .2500
      329,030.07                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845933                              .2500
      305,531.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1845934                              .2500
      149,718.89                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845935                              .2500
      306,554.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1845936                              .2500
      320,272.53                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1845937                              .2500
      308,197.89                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845938                              .2500
      269,544.74                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845939                              .2500
      423,948.77                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1845941                              .2500
      186,158.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1845942                              .2500
      243,917.69                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1845943                              .2500
      269,308.36                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1845952                              .2500
      188,520.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1845956                              .2500
      152,931.51                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      1845984                              .2500
      350,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846004                              .2500
      259,776.14                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846006                              .2500
       94,565.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846008                              .2500
      259,372.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846012                              .2500
      124,506.15                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846014                              .2500
      599,013.49                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846015                              .2500
      339,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846033                              .2500
      336,124.63                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1846036                              .2500
      438,295.78                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846039                              .2500
      261,553.47                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846041                              .2500
      305,261.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846042                              .2500
      356,799.99                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846043                              .2500
      253,889.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846044                              .2500
      893,491.86                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846045                              .2500
      266,525.90                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846052                              .2500
      452,940.59                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846054                              .2500
      345,423.54                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846055                              .2500
      429,359.75                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846057                              .2500
      468,972.96                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846058                              .2500
      335,737.88                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846060                              .2500
      274,585.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846061                              .2500
      323,480.26                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846063                              .2500
      275,773.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846067                              .2500
      587,529.78                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846068                              .2500
      293,776.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846069                              .2500
      576,174.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846070                              .2500
      280,571.04                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846071                              .2500
      648,982.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846072                              .2500
      251,605.63                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846073                              .2500
      234,758.58                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846074                              .2500
      624,092.39                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846075                              .2500
      406,530.48                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1846076                              .2500
      269,805.65                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846077                              .2500
      329,444.21                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846079                              .2500
      315,443.32                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846080                              .2500
      293,092.99                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846081                              .2500
      290,544.60                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846083                              .2500
      392,400.06                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846084                              .2500
      387,712.04                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846086                              .2500
      384,376.19                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846088                              .2500
      249,608.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846089                              .2500
      251,783.03                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846092                              .2500
      279,670.56                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846093                              .2500
      254,805.96                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846095                              .2500
      355,708.19                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846096                              .2500
      311,362.89                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846097                              .2500
      339,760.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846098                              .2500
      330,891.67                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1846100                              .2500
      273,597.73                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846102                              .2500
      310,688.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846103                              .2500
      394,326.54                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846105                              .2500
      313,520.65                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846107                              .2500
      260,611.37                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846110                              .2500
      237,314.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846113                              .2500
      342,635.72                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846114                              .2500
       99,918.02                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1846115                              .2500
      336,843.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846116                              .2500
      341,477.93                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846117                              .2500
      319,511.50                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846118                              .2500
      316,334.01                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846121                              .2500
      263,888.79                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846123                              .2500
      275,557.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846124                              .2500
      253,612.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846125                              .2500
      234,059.62                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1846126                              .2500
      303,774.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846127                              .2500
      292,777.05                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846128                              .2500
      275,557.25                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846129                              .2500
      419,326.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846133                              .2500
      446,519.86                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846134                              .2500
      253,656.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846135                              .2500
      335,018.30                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846138                              .2500
      323,467.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1846139                              .2500
      277,995.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846140                              .2500
      363,701.62                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846142                              .2500
      190,243.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846143                              .2500
      259,561.87                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846144                              .2500
      252,404.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846145                              .2500
      213,273.92                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846146                              .2500
      335,630.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846147                              .2500
      599,508.18                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1846150                              .2500
      579,297.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846151                              .2500
      178,533.77                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846152                              .2500
      215,489.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846153                              .2500
      251,375.15                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846159                              .2500
      247,295.35                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846160                              .2500
      177,714.47                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846161                              .2500
      343,738.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846162                              .2500
      378,397.15                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846164                              .2500
      238,323.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846166                              .2500
      240,571.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846167                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846168                              .2500
      307,976.92                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846170                              .2500
      649,492.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846172                              .2500
      291,698.63                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846173                              .2500
      309,775.62                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846174                              .2500
      269,731.25                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1846175                              .2500
      299,530.53                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846176                              .2500
      321,929.31                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846177                              .2500
      279,670.56                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846179                              .2500
      292,971.27                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846180                              .2500
      252,607.64                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846181                              .2500
      286,776.11                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846184                              .2500
      259,786.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846193                              .2500
      324,752.70                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846195                              .2500
      449,621.94                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846196                              .2500
      387,681.95                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846197                              .2500
      367,712.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846198                              .2500
      326,118.97                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846199                              .2500
      451,610.83                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846201                              .2500
      362,437.49                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846203                              .2500
      321,479.47                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846204                              .2500
      139,893.47                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846205                              .2500
      386,874.70                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846206                              .2500
      438,381.39                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846208                              .2500
      343,418.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846209                              .2500
      314,748.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846210                              .2500
      275,795.16                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846211                              .2500
      242,800.81                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846212                              .2500
      353,302.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846213                              .2500
      313,292.05                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846217                              .2500
      419,358.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846218                              .2500
      347,735.20                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846219                              .2500
      246,816.68                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846220                              .2500
      339,480.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846221                              .2500
      160,036.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846227                              .2500
      105,704.46                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846230                              .2500
      486,573.65                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846231                              .2500
      159,717.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1846232                              .2500
      278,782.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846239                              .2500
      231,518.71                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846240                              .2500
      355,428.93                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846243                              .2500
      260,756.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846244                              .2500
      281,374.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846246                              .2500
      307,582.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846248                              .2500
      303,756.89                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846249                              .2500
      429,647.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1846252                              .2500
      236,875.59                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846253                              .2500
      267,196.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846256                              .2500
      241,294.51                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846257                              .2500
      251,634.06                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846260                              .2500
      234,632.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846262                              .2500
      285,371.60                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846264                              .2500
      359,436.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846265                              .2500
      291,543.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1846267                              .2500
      342,476.40                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846269                              .2500
      347,269.07                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846270                              .2500
      329,496.24                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846274                              .2500
      249,383.12                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846275                              .2500
      470,523.43                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846276                              .2500
      255,795.28                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846279                              .2500
      307,006.74                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846280                              .2500
      381,445.28                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1846281                              .2500
      249,802.46                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846283                              .2500
      283,544.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846284                              .2500
      303,474.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846285                              .2500
      247,602.18                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846286                              .2500
      275,190.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846287                              .2500
      300,305.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846289                              .2500
      242,501.06                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846290                              .2500
      275,789.98                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846291                              .2500
      285,651.47                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846292                              .2500
      248,800.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846294                              .2500
      649,453.92                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846295                              .2500
      236,968.08                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846298                              .2500
      245,615.04                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846299                              .2500
      334,475.76                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846300                              .2500
      242,188.87                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846303                              .2500
      283,772.89                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846304                              .2500
      304,848.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846305                              .2500
      285,576.90                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846306                              .2500
      256,327.87                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846308                              .2500
      316,079.45                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846309                              .2500
      361,683.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846310                              .2500
      238,635.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846311                              .2500
      269,789.37                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846312                              .2500
      273,574.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846313                              .2500
      279,781.58                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846315                              .2500
      284,777.68                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846316                              .2500
      284,498.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846317                              .2500
      287,780.86                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846318                              .2500
      310,270.80                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846319                              .2500
      321,446.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846320                              .2500
      321,496.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846321                              .2500
      331,218.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1846322                              .2500
      333,689.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846324                              .2500
      336,485.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846326                              .2500
      340,666.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846327                              .2500
      349,465.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846328                              .2500
      356,455.03                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846331                              .2500
      235,140.50                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846333                              .2500
      247,811.30                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846336                              .2500
      269,034.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846338                              .2500
      276,577.16                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846339                              .2500
      249,318.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846341                              .2500
      279,786.94                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846342                              .2500
      329,496.25                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846343                              .2500
      339,480.97                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846345                              .2500
      242,315.47                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846350                              .2500
      270,282.47                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846351                              .2500
      366,106.99                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      1846352                              .2500
      139,678.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846353                              .2500
      238,799.21                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846354                              .2500
      324,752.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846355                              .2500
      303,779.98                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846356                              .2500
      263,032.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846362                              .2500
      370,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846371                              .2500
      344,724.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846380                              .2500
      303,524.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1846394                              .2500
      456,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846397                              .2500
      650,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846399                              .2500
      227,050.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846404                              .2500
      158,262.16                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846411                              .2500
      158,350.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846418                              .2500
      477,145.63                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846434                              .2500
      112,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846439                              .2500
      274,044.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1846441                              .2500
      120,400.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846447                              .2500
      367,409.67                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846460                              .2500
      263,586.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846469                              .2500
      298,754.91                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846471                              .2500
      362,145.33                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846546                              .2500
      345,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846564                              .2500
      568,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846603                              .2500
      430,953.11                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1846614                              .2500
      327,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846639                              .2500
      120,800.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846646                              .2500
      280,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846649                              .2500
       76,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846655                              .2500
      373,982.28                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846675                              .2500
      354,709.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846676                              .2500
      310,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846678                              .2500
      225,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      1846681                              .2500
      223,125.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846704                              .2500
      564,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846705                              .2500
      362,350.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1846710                              .2500
      308,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846719                              .2500
      195,735.42                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846746                              .2500
      463,535.82                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846775                              .2500
      223,800.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1846785                              .2500
      265,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1846789                              .2500
      408,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1846793                              .2500
      399,200.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846794                              .2500
      243,750.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1846796                              .2500
      284,760.56                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846827                              .2500
      288,164.48                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1846833                              .2500
      400,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846850                              .2500
      277,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1846864                              .2500
      258,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1846879                              .2500
      282,400.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1846887                              .2500
       95,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846894                              .2500
      128,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1846914                              .2500
      100,800.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1846923                              .2500
      148,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1846936                              .2500
      196,800.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1846946                              .2500
      320,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1846960                              .2500
      395,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1847001                              .2500
      292,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847015                              .2500
      176,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1847297                              .2500
      400,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1847373                              .2500
      134,250.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1847374                              .2500
      328,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1847377                              .2500
      266,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1847399                              .2500
      323,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847413                              .2500
      217,850.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1847452                              .2500
      534,800.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847455                              .2500
      291,736.03                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      1847457                              .2500
      444,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847503                              .2500
      264,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1847557                              .2500
      253,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1847611                              .2500
       70,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1847619                              .2500
      256,050.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1847642                              .2500
      109,050.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1847653                              .2500
      126,400.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1847672                              .2500
      168,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1847858                              .2500
      110,600.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1848179                              .2500
      325,726.12                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848193                              .2500
      544,574.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848199                              .2500
      361,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848202                              .2500
      308,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1848222                              .2500
      266,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1848318                              .2500
      252,350.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848320                              .2500
      118,650.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1848321                              .2500
      200,400.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848357                              .2500
      128,908.95                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1848361                              .2500
      389,550.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1848364                              .2500
      335,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1848367                              .2500
      264,000.00                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      1848369                              .2500
      340,733.99                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1848384                              .2500
       65,500.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1848398                              .2500
      274,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1848400                              .2500
      287,600.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      1848405                              .2500
      425,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1848407                              .2500
      298,700.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1848415                              .2500
      290,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848421                              .2500
      334,800.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1848459                              .2500
      573,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      1848468                              .2500
      446,100.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1848484                              .2500
      300,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1848491                              .2500
      442,627.83                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848495                              .2500
      376,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848514                              .2500
      354,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848521                              .2500
      248,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1848541                              .2500
      263,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1848617                              .2500
      128,700.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      1848869                              .2500
      273,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848932                              .2500
      310,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1848975                              .2500
      244,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1848979                              .2500
      269,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1848984                              .2500
      172,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848985                              .2500
      177,100.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1848991                              .2500
      299,765.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1848995                              .2500
      113,400.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      1849017                              .2500
      478,937.28                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      1849041                              .2500
       89,700.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849053                              .2500
      292,500.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      1849064                              .2500
      295,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849085                              .2500
      249,600.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849134                              .2500
      295,500.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      1849227                              .2500
      293,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1849240                              .2500
      400,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      1849288                              .2500
      246,900.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1849370                              .2500
      100,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1849377                              .2500
      114,800.00                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      1849386                              .2500
      400,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1849387                              .2500
       51,300.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1849392                              .2500
      162,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1849417                              .2500
      228,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849532                              .2500
      315,727.93                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      1849571                              .2500
      400,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      1849658                              .2500
      333,750.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849661                              .2500
      328,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1849735                              .2500
       86,100.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      1849747                              .2500
      125,250.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      1849814                              .2500
      208,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      1849903                              .2500
      327,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      1849919                              .2500
      280,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      1849936                              .2500
      529,400.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1849955                              .2500
      440,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      1850362                              .2500
      204,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1851437                              .2500
      401,250.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      1851549                              .2500
      480,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695566                              .2500
      244,416.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695567                              .2500
      499,273.92                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695568                              .2500
      247,602.16                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2695569                              .2500
      535,199.71                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695570                              .2500
      311,242.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695571                              .2500
      255,579.08                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695572                              .2500
      243,129.10                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695573                              .2500
      249,618.37                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695574                              .2500
      267,067.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695575                              .2500
      287,549.30                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695576                              .2500
      306,969.01                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      2695577                              .2500
      269,577.47                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695579                              .2500
      499,177.91                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695580                              .2500
      302,801.31                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695581                              .2500
      335,487.09                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695582                              .2500
      479,230.02                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695583                              .2500
      326,874.80                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695584                              .2500
      237,297.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695585                              .2500
      246,953.21                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2695586                              .2500
      304,298.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695587                              .2500
      303,699.83                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695588                              .2500
      299,983.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695589                              .2500
      314,507.05                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695590                              .2500
      557,111.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695591                              .2500
      283,544.41                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695592                              .2500
      289,755.66                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695593                              .2500
      249,645.94                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      2695595                              .2500
      399,325.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695596                              .2500
      241,621.28                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695597                              .2500
      399,325.97                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695598                              .2500
      452,236.66                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695599                              .2500
      249,067.64                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695601                              .2500
      303,569.48                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2695602                              .2500
      302,689.08                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695603                              .2500
      437,331.38                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2695604                              .2500
      369,435.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695605                              .2500
      283,605.48                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695606                              .2500
      257,226.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695607                              .2500
      301,817.43                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695608                              .2500
      362,106.16                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695609                              .2500
      392,899.32                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695610                              .2500
      238,126.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695611                              .2500
      332,491.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2695612                              .2500
      291,519.89                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695613                              .2500
      316,473.44                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695614                              .2500
      349,363.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695615                              .2500
      339,467.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695616                              .2500
      367,394.94                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695617                              .2500
      486,159.04                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695618                              .2500
      251,624.77                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695619                              .2500
      260,841.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695620                              .2500
      299,461.97                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695621                              .2500
      367,424.11                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695622                              .2500
      331,172.66                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695623                              .2500
      373,913.92                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695624                              .2500
      343,419.76                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695625                              .2500
      449,295.78                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695626                              .2500
      277,065.73                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695628                              .2500
      287,382.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695629                              .2500
      589,121.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695631                              .2500
      369,435.19                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695632                              .2500
      270,346.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695633                              .2500
      319,486.68                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695634                              .2500
      331,950.47                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695635                              .2500
      279,539.62                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695636                              .2500
      343,474.87                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695637                              .2500
      499,136.58                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      2695638                              .2500
      239,676.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2695639                              .2500
      527,042.77                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2695640                              .2500
      299,494.48                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695641                              .2500
      628,912.11                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695642                              .2500
      326,871.74                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695643                              .2500
      350,450.72                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695644                              .2500
      279,485.61                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695645                              .2500
      301,926.75                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695646                              .2500
      259,551.02                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695647                              .2500
      272,772.46                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695648                              .2500
      309,260.02                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695650                              .2500
      305,705.81                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695652                              .2500
      638,839.72                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2695653                              .2500
      324,221.74                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695654                              .2500
      413,848.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695655                              .2500
      329,430.14                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      2695656                              .2500
      399,342.33                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695658                              .2500
      301,982.41                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2695659                              .2500
      349,323.38                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695660                              .2500
      439,202.31                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2695661                              .2500
      344,885.40                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695662                              .2500
      249,680.06                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      2695663                              .2500
      249,531.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695664                              .2500
      257,299.12                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695665                              .2500
      239,595.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695666                              .2500
      244,625.99                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695667                              .2500
      246,593.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695668                              .2500
      419,326.27                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695669                              .2500
      243,618.15                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695670                              .2500
      347,441.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695671                              .2500
      381,810.29                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695672                              .2500
      439,311.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695674                              .2500
      305,496.88                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695675                              .2500
      423,652.44                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695676                              .2500
      646,486.71                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695677                              .2500
      259,622.43                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2695678                              .2500
      347,413.58                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695679                              .2500
      307,505.92                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695680                              .2500
      405,815.02                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695681                              .2500
      276,156.29                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2695682                              .2500
      359,436.62                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695683                              .2500
      302,739.12                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695684                              .2500
      287,168.77                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695685                              .2500
      251,549.22                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695686                              .2500
      270,143.18                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695687                              .2500
      308,440.52                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695688                              .2500
      648,931.29                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695689                              .2500
      384,366.98                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      2695691                              .2500
      259,572.51                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695692                              .2500
      349,395.60                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695693                              .2500
      324,516.09                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695694                              .2500
      301,016.34                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695695                              .2500
      250,684.23                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695697                              .2500
      430,804.79                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695698                              .2500
      429,327.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695699                              .2500
      317,514.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2695700                              .2500
      293,817.96                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695701                              .2500
      499,569.50                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695702                              .2500
      295,914.55                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695703                              .2500
      441,325.27                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695704                              .2500
      512,644.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695705                              .2500
      287,763.92                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695706                              .2500
      232,376.64                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695707                              .2500
      502,162.93                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695708                              .2500
      349,355.73                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695709                              .2500
      299,760.09                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695710                              .2500
      290,314.50                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695711                              .2500
      412,178.21                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695712                              .2500
      350,408.53                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695713                              .2500
      299,518.76                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695714                              .2500
      238,625.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695715                              .2500
      311,455.62                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      2695717                              .2500
      249,508.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695718                              .2500
      299,553.33                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2695719                              .2500
      256,825.45                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695720                              .2500
      309,502.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2695722                              .2500
      299,530.53                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695723                              .2500
      241,679.63                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695726                              .2500
      411,355.25                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695727                              .2500
      362,985.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      2695728                              .2500
      299,754.09                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695730                              .2500
      308,666.20                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695731                              .2500
      319,499.24                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695733                              .2500
      278,840.78                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695734                              .2500
      239,060.44                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695736                              .2500
      246,164.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695737                              .2500
      232,170.74                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2695738                              .2500
      239,564.90                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000
1



      2695739                              .2500
      399,687.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695740                              .2500
      297,485.42                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695741                              .2500
      449,241.73                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2695742                              .2500
      454,251.90                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2695743                              .2500
      238,825.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695744                              .2500
      283,555.56                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695746                              .2500
      255,448.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695747                              .2500
      320,297.98                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2695748                              .2500
      346,600.46                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695749                              .2500
      352,930.12                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2695750                              .2500
      298,313.97                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2695751                              .2500
      270,834.85                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      2695995                              .2500
      323,871.23                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2695996                              .2500
      559,206.96                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2695999                              .2500
      499,177.91                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2696000                              .2500
      727,941.38                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      2696001                              .2500
      274,513.40                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2696002                              .2500
      499,136.58                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2696003                              .2500
      244,616.58                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696004                              .2500
      249,598.97                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2696005                              .2500
      268,512.33                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2696006                              .2500
      262,380.79                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696007                              .2500
      279,570.56                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696008                              .2500
      478,525.52                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2696009                              .2500
      254,610.75                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696010                              .2500
      279,492.39                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2696011                              .2500
      314,276.49                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2696012                              .2500
      315,505.49                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2696013                              .2500
      239,642.67                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2696014                              .2500
      379,311.08                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2696015                              .2500
      249,568.29                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2696016                              .2500
      286,442.27                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000
1



      2696017                              .2500
      295,757.37                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2696018                              .2500
      280,951.99                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2696020                              .2500
      309,490.30                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2696755                              .2500
      708,760.28                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2699015                              .2500
      281,257.63                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2699016                              .2500
      235,035.37                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2699017                              .2500
      263,799.11                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2699018                              .2500
      391,686.52                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2699019                              .2500
      243,823.40                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      2699020                              .2500
      340,484.35                           .0300
            6.3750                         .0000
            6.1250                         .0000
            6.0950                         .0000
            6.0950                         .0000

      2699021                              .2500
      413,152.60                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2699022                              .2500
      294,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699023                              .2500
      237,295.51                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2699024                              .2500
      249,050.67                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2699025                              .2500
      130,897.80                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2699026                              .2500
      414,068.61                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2699027                              .2500
      255,150.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2699028                              .2500
      399,680.12                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2699029                              .2500
      387,697.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2699030                              .2500
      283,772.88                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2699031                              .2500
      247,798.45                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2699032                              .2500
      237,305.32                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699033                              .2500
      228,821.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2699034                              .2500
      191,884.64                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000
1



      2699036                              .2500
      339,400.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699037                              .2500
      159,222.56                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2699038                              .2500
      289,744.13                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2699039                              .2500
      525,558.09                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2699040                              .2500
      333,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699041                              .2500
      379,696.11                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2699042                              .2500
      325,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699043                              .2500
      558,652.89                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      2699044                              .2500
      304,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2699045                              .2500
      414,310.11                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699046                              .2500
      396,258.53                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2699047                              .2500
      276,759.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      2699048                              .2500
      271,777.04                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699049                              .2500
      317,800.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2699050                              .2500
      464,618.84                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699051                              .2500
      349,733.67                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2699052                              .2500
      294,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2699053                              .2500
      138,483.55                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2699054                              .2500
      517,605.84                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2699055                              .2500
      267,830.27                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2699056                              .2500
      166,070.35                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2699057                              .2500
      311,737.88                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2699058                              .2500
      345,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2699059                              .2500
      253,052.43                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      2699060                              .2500
      316,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2699061                              .2500
      327,400.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      2699372                              .2500
      312,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2699373                              .2500
      494,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2699374                              .2500
      167,550.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2703398                              .2500
       71,200.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2703400                              .2500
      613,250.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2703646                              .2500
      328,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      2703649                              .2500
      196,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2703651                              .2500
      468,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2704592                              .2500
      352,000.00                           .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      2704593                              .2500
      400,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2704594                              .2500
      650,000.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2704597                              .2500
      272,800.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2704598                              .2500
      224,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2705389                              .2500
      600,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      2705390                              .2500
      314,400.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      2705391                              .2500
      288,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2705392                              .2500
      236,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2705393                              .2500
      550,000.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2705397                              .2500
      247,350.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2705398                              .2500
      372,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      2706240                              .2500
      136,000.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2706242                              .2500
      175,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      2706469                              .2500
      129,500.00                           .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      2706470                              .2500
      256,000.00                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      2706471                              .2500
      259,750.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      2706472                              .2500
      363,400.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      2707047                              .2500
      359,400.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      2707048                              .2500
      308,350.00                           .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      2707050                              .2500
      515,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      2707853                              .2500
      272,000.00                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

  TOTAL NUMBER OF LOANS:     2102
  TOTAL BALANCE........:        651,659,772.93


1

  RUN ON     : 12/22/98            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.43.00            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RFMSI I 1998-S31     FIXED SUMMARY REPORT      CUTOFF : 12/01/98
  POOL       : 0004344
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ------------------------------------------------------------------------
  CURR NOTE RATE                        7.1847            6.3750      8.2500
  RFC NET RATE                          6.9344            6.1250      8.0000
  NET MTG RATE(INVSTR RATE)             6.8590            6.0950      7.9200
  POST STRIP RATE                       6.4921            6.0950      6.5000
  SUB SERV FEE                           .2503             .2500       .5000
  MSTR SERV FEE                          .0754             .0300       .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .3668             .0000      1.4200







  TOTAL NUMBER OF LOANS:  2102
  TOTAL BALANCE........:     651,659,772.93


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT G

                       FORM OF SELLER/SERVICER CONTRACT


      This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

      WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

      NOW,  THEREFORE,   in  consideration  of  the  premises,  and  the  terms,
conditions and agreements set forth below, the parties agree as follows:

1.    Incorporation of Guides by Reference.

      The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.    Amendments.

      This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.    Representations and Warranties.

      a.    Reciprocal Representations and Warranties.

            The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

     (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

     (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

     (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

     (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

      b. Seller/Servicer's Representations, Warranties and Covenants.

            In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.    Remedies of Residential Funding.

      If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5. Seller/Servicer's Status as Independent Contractor.

      At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.    Prior Agreements Superseded.

      This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.    Assignment.

      This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.    Notices.

      All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







      Attention:

      Telefacsimile Number:  (___) ___-____

9.    Jurisdiction and Venue.

      Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.   Miscellaneous.

      This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

      IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                       SELLER/SERVICER

[Corporate Seal]


                                                (Name of Seller/Servicer)

By:                                 By:
      (Signature)                   (Signature)


                                    By:
      (Typed Name)                  (Typed Name)


Title:                              Title:




ATTEST:                       RESIDENTIAL FUNDING CORPORATION

By:                                 By:
      (Signature)                   (Signature)


                                    By:
      (Typed Name)                  (Typed Name)


Title:                              Title:

                                   EXHIBIT H

                         FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:         REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one) Mortgage Loan Prepaid in Full
                                          Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature
****************************************************************
TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

            Enclosed Documents: [ ] Promissory Note [ ] Primary Insurance Policy [ ] Mortgage or Deed of Trust [ ] Assignment(s) of Mortgage or Deed of Trust [ ] Title Insurance Policy [ ]
                                    Other:

Name

Title

Date

                                  EXHIBIT I-1

                   FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF    )
                  : ss.:
COUNTY OF )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he/she is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1998-S31, Class R (the "Class R Certificates") (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he/she makes this affidavit and agreement.

            2. That the Owner (i) is not and will not be as of [date of transfer] a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") or an "electing large partnership' within the meaning of Section 775 of the Code, (ii) will endeavor to remain other than a disqualified organization and an electing large partnership for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

            3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

            5. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

            6. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

            7. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

            8. The Owner's Taxpayer Identification Number is ______________.

            9. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

            10. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

            11. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

            12. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.



                                    I-1-2

            13. The Owner is a citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) created or organized in, or under the laws of, the United States or any state thereof or the District of Columbia (except, in the case of a partnership, to the extent provided in regulations), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States Persons have the authority to control all substantial decisions of the trust, or to the extent prescribed in regulations by the Secretary of the Treasury, which have not yet been issued, a trust which was in existence on August 20, 1996 (other than a trust treated as owned by the grantor under subpart E of part I of subchapter J of chapter 1 of the Code), and which was treated as a United States person on August 20, 1996.

            14. The Owner hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets" of a Plan within the meaning of the Department of Labor ("DOL") regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL regulation, 29 C.F.R. ss. 2510.3-101 or otherwise under ERISA.

      In addition, the Owner hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Owner will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth above.

      Capitalized terms used but not defined herein shall have the meanings assigned in the Pooling and Servicing Agreement.


                                    I-1-3

            IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                                    [NAME OF OWNER]


                                    By:
                                    [Name of Officer]
                                    [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he/she executed the same as his/her free act and deed and the free act and deed of the Owner.

            Subscribed and sworn before me this ____ day of ________________, 199__.




                                    NOTARY PUBLIC

                                    COUNTY OF
                                    STATE OF
                                    My  Commission   expires  the  ____  day  of
                                    _______________, 19__.


                                    I-1-4

                                  EXHIBIT I-2

                        FORM OF TRANSFEROR CERTIFICATE


                                       __________________, 19__


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S31

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S31, Class R

Ladies and Gentlemen:

            This letter is delivered to you in  connection  with the transfer by
_______________________________            (the           "Seller")           to
_______________________________  (the  "Purchaser")  of  $_____________  Initial
Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S31, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

            2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

            3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations

Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

            4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                                       Very truly yours,




                                       (Seller)


                                       By:
                                       Name:
                                       Title:


                                    I-2-2

                                  EXHIBIT J-1

                    FORM OF INVESTOR REPRESENTATION LETTER

                             ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1998-S31

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S31, [Class B-     ]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S31, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                  1. The Purchaser  understands that (a) the  Certificates  have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2. The  Purchaser is acquiring  the  Certificates  for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4. The  Purchaser  has  been  furnished  with,  and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

                  5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

            6. The Purchaser hereby certifies, represents and warrants to, and covenants with the Company, the Trustee and the Master Servicer that the following statements in (a), (b) or (c) are correct:

                  (a) The  Purchaser  is not an  employee  benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or
            Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                  (b) The Purchaser is an insurance  company;  the source of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                  (c) The  Purchaser  has provided the Trustee,  the Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

            In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless either such Plan or person meets the requirements set forth in either (a), (b) or (c) above.


                                       Very truly yours,


                                       (Purchaser)

                                       By:
                                       Name:
                                       Title:

                                 EXHIBIT J-2

                     FORM OF ERISA REPRESENTATION LETTER

                                    ______________, 19__

Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois  60602

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series 1998-S31

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S31, [Class M-]

Ladies and Gentlemen:

            _________________________ (the "Purchaser") intends to purchase from
___________________________  (the "Seller")  $_____________  Initial Certificate
Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S31, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

                          (a) The Purchaser is not an employee  benefit or other
            plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan


                                    J-2-1
     assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101;

                          (b) The Purchaser is an insurance company;  the source
            of the funds being used by the Purchaser to acquire the Certificates is assets of the Purchaser's "general account"; the conditions set forth in Prohibited Transaction Class Exemption ("PTCE") 95-60 issued by the DOL have been satisfied and the purchase, holding and transfer of Certificates by or on behalf of the Purchaser are exempt under PTCE 95-60; and the amount of reserves and liabilities for such general account contracts held by or on behalf of any Plan do not exceed 10% of the total reserves and liabilities of such general account plus surplus as of the date hereof (for purposes of this clause, all Plans maintained by the same employer (or affiliate thereof) or employee organization are deemed to be a single Plan) in connection with its purchase and holding of such Certificates; or

                          (c)  The  Purchaser  has  provided  the  Trustee,  the
            Company and the Master Servicer with an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase of Certificates is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

      In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either (a), (b) or (c) above.
                                          Very truly yours,


                                          (Purchaser)

                                          By:
                                          Name:
                                          Title:


                                    J-2-2

                                   EXHIBIT K

                   FORM OF TRANSFEROR REPRESENTATION LETTER




                                       , 19


Residential Funding Mortgage
Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention: Residential Funding Corporation Series 1998-S31

            Re:   Mortgage Pass-Through Certificates,
                  Series 1998-S31, [Class B-]

Ladies and Gentlemen:

            In connection with the sale by (the "Seller") to (the "Purchaser") of $ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1998-S31, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

            Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or
(e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state
securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                              Very truly yours,


                              (Seller)



                              By:
                              Name:
                              Title:

                                   EXHIBIT L

                 [FORM OF RULE 144A INVESTMENT REPRESENTATION]


            Description of Rule 144A Securities, including numbers:
                ===============================================
                ===============================================


            The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

            1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

            2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of December 1, 1998 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as depositor pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago, as trustee, as follows:

                  a. The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

                  d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex
      2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

            [3.   The Buyer

                  a. is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan; or

                  b. is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Section III of PTCE 95-60.]

            4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

            IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller          Print Name of Buyer

By:                                       By:
   Name:                                  Name:
   Title:                                    Title:

Taxpayer Identification:    Taxpayer Identification:

No.                                 No.

Date:                               Date:

                              ANNEX 1 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

            [For Buyers Other Than Registered Investment Companies]

     The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

   ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

   ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

   ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___ Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___ ___ Will the Buyer be purchasing the Rule 144A Yes No Securities only for the Buyer's own account?

         6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                              Print Name of Buyer

                              By:
                                    Name:
                                    Title:

                              Date:

                                                          ANNEX 2 TO EXHIBIT L


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers That Are Registered Investment Companies]


            The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

             1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

            2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

            3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

            4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

            5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

            6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                    Print Name of Buyer


                                    By:
                                       Name:
                                       Title:

                                    IF AN ADVISER:


                                    Print Name of Buyer


                                    Date:

                                   EXHIBIT M

                  [TEXT OF AMENDMENT TO POOLING AND SERVICING
                 AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                               LIMITED GUARANTY]


                                  ARTICLE XII

            Subordinate Certificate Loss Coverage; Limited Guaranty

            Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

            (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

            (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the

"Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

            (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

            (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

            (f) The Company shall have the option,  in its sole  discretion,  to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

            Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                   EXHIBIT N

                          [FORM OF LIMITED GUARANTY]

                               LIMITED GUARANTY

                RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                      Mortgage Pass-Through Certificates
                                Series 1998-S31


                                                                  , 199__


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S31

Ladies and Gentlemen:

            WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of December 1, 1998 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc. (the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee") as amended by Amendment No. ___ thereto, dated as of ________, with respect to the Mortgage Pass-Through Certificates, Series 1998-S31 (the "Certificates"); and

            WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

            WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

            NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

            1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

            (b) The agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

            2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

            3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

            4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

            5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

            6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

            7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

            8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION


                                    By:
                                    Name:
                                    Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:

                                   EXHIBIT O

         FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                          __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

Attention:  Residential Funding Corporation Series 1998-S31

            Re: Mortgage Pass-Through Certificates, Series 1998-S31 Assignment of Mortgage Loan


Ladies and Gentlemen:

            This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of
_______________ (the "Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of December 1, 1998 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

        (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

       (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

      (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

       (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                    Very truly yours,



                                    (Lender)

                                    By:
                                    Name:
                                    Title:

                                   EXHIBIT P

                        SCHEDULE OF DISCOUNT FRACTIONS

Schedule of Discount Fractions

        PRINCIPAL       NET MORTGAGE    DISCOUNT        PO
LOAN #  BALANCE RATE    FRACTION        BALANCE
1842078 291,729.54      6.095   0.0623076923    18,176.99
1844631 448,933.81      6.095   0.0623076923    27,972.03
1845076 158,000.00      6.095   0.0623076923    9,844.62
1849377 114,800.00      6.095   0.0623076923    7,152.92
2699020 340,484.35      6.095   0.0623076923    21,214.79
1824899 435,209.56      6.220   0.0430769231    18,747.49
1839783 302,700.00      6.220   0.0430769231    13,039.38
1839938 403,335.05      6.220   0.0430769231    17,374.43
1840449 312,000.00      6.220   0.0430769231    13,440.00
1841581 299,728.79      6.220   0.0430769231    12,911.39
1843749 308,820.57      6.220   0.0430769231    13,303.04
1844300 279,746.88      6.220   0.0430769231    12,050.63
1844335 267,058.36      6.220   0.0430769231    11,504.05
1845574 261,013.82      6.220   0.0430769231    11,243.67
1845728 252,000.00      6.220   0.0430769231    10,855.38
1846775 223,800.00      6.220   0.0430769231    9,640.62
1847455 291,736.03      6.220   0.0430769231    12,567.09
2695639 527,042.77      6.220   0.0430769231    22,703.38
2695652 638,839.72      6.220   0.0430769231    27,519.25
2695660 439,202.31      6.220   0.0430769231    18,919.48
2695738 239,564.90      6.220   0.0430769231    10,319.72
2696005 268,512.33      6.220   0.0430769231    11,566.68
2696010 279,492.39      6.220   0.0430769231    12,039.67
2696014 379,311.08      6.220   0.0430769231    16,339.55
2705393 550,000.00      6.220   0.0430769231    23,692.31
2706469 129,500.00      6.220   0.0430769231    5,578.46
1816877 269,761.78      6.345   0.0238461538    6,432.78
1821046 437,000.00      6.345   0.0238461538    10,420.77
1824868 259,539.95      6.345   0.0238461538    6,189.03
1828999 297,737.08      6.345   0.0238461538    7,099.88
1829428 306,456.78      6.345   0.0238461538    7,307.82
1831656 290,393.56      6.345   0.0238461538    6,924.77
1836356 460,000.00      6.345   0.0238461538    10,969.23
1837933 367,175.76      6.345   0.0238461538    8,755.73
1838556 283,900.00      6.345   0.0238461538    6,769.92
1839959 251,777.67      6.345   0.0238461538    6,003.93
1840859 143,773.04      6.345   0.0238461538    3,428.43
1840866 350,000.00      6.345   0.0238461538    8,346.15
1842043 531,980.37      6.345   0.0238461538    12,685.69
1842082 295,476.25      6.345   0.0238461538    7,045.97
1842088 303,462.08      6.345   0.0238461538    7,236.40
1842396 315,921.02      6.345   0.0238461538    7,533.50
1842533 238,988.96      6.345   0.0238461538    5,698.97
1845421 307,055.72      6.345   0.0238461538    7,322.10
1845707 251,827.62      6.345   0.0238461538    6,005.12
1845924 254,648.60      6.345   0.0238461538    6,072.39
1845927 262,168.49      6.345   0.0238461538    6,251.71
2696001 274,513.40      6.345   0.0238461538    6,546.09
2696016 286,442.27      6.345   0.0238461538    6,830.55
2696018 280,951.99      6.345   0.0238461538    6,699.62
2699038 289,744.13      6.345   0.0238461538    6,909.28
2704592 352,000.00      6.345   0.0238461538    8,393.85
1843616 560,505.27      6.346   0.0237692308    13,322.78
1748453 327,827.21      6.470   0.0046153846    1,513.05
1790882 299,007.72      6.470   0.0046153846    1,380.04
1806767 296,844.21      6.470   0.0046153846    1,370.05
1807126 110,458.92      6.470   0.0046153846    509.81
1807348 256,279.16      6.470   0.0046153846    1,182.83
1809928 499,569.51      6.470   0.0046153846    2,305.71
1818600 479,586.73      6.470   0.0046153846    2,213.48
1820920 99,827.32       6.470   0.0046153846    460.74
1821664 299,741.70      6.470   0.0046153846    1,383.42
1824773 398,960.98      6.470   0.0046153846    1,841.36
1824811 352,390.43      6.470   0.0046153846    1,626.42
1824829 269,533.76      6.470   0.0046153846    1,244.00
1825345 299,481.95      6.470   0.0046153846    1,382.22
1828755 384,668.53      6.470   0.0046153846    1,775.39
1828993 276,261.93      6.470   0.0046153846    1,275.06
1829229 367,283.50      6.470   0.0046153846    1,695.15
1829383 188,124.57      6.470   0.0046153846    868.27
1829416 349,698.65      6.470   0.0046153846    1,613.99
1830067 295,745.15      6.470   0.0046153846    1,364.98
1831608 409,646.99      6.470   0.0046153846    1,890.68
1832118 264,771.84      6.470   0.0046153846    1,222.02
1832134 305,736.54      6.470   0.0046153846    1,411.09
1832139 226,804.56      6.470   0.0046153846    1,046.79
1833984 275,453.90      6.470   0.0046153846    1,271.33
1836494 262,400.00      6.470   0.0046153846    1,211.08
1836644 259,000.00      6.470   0.0046153846    1,195.38
1837504 307,535.00      6.470   0.0046153846    1,419.39
1837740 300,000.00      6.470   0.0046153846    1,384.62
1837755 257,777.86      6.470   0.0046153846    1,189.74
1837797 264,172.36      6.470   0.0046153846    1,219.26
1838847 374,677.13      6.470   0.0046153846    1,729.28
1839317 439,821.00      6.470   0.0046153846    2,029.94
1839372 434,625.47      6.470   0.0046153846    2,005.96
1839605 282,756.35      6.470   0.0046153846    1,305.03
1839623 337,708.99      6.470   0.0046153846    1,558.66
1840351 247,386.82      6.470   0.0046153846    1,141.79
1840583 396,000.00      6.470   0.0046153846    1,827.69
1840598 322,000.00      6.470   0.0046153846    1,486.15
1840608 391,562.58      6.470   0.0046153846    1,807.21
1840681 207,421.26      6.470   0.0046153846    957.33
1840773 269,767.53      6.470   0.0046153846    1,245.08
1841023 299,741.70      6.470   0.0046153846    1,383.42
1841469 274,763.23      6.470   0.0046153846    1,268.14
1841499 299,741.70      6.470   0.0046153846    1,383.42
1841512 312,000.00      6.470   0.0046153846    1,440.00
1841525 261,924.29      6.470   0.0046153846    1,208.88
1841531 599,483.41      6.470   0.0046153846    2,766.85
1841585 505,114.73      6.470   0.0046153846    2,331.30
1841602 359,690.04      6.470   0.0046153846    1,660.11
1841663 489,578.11      6.470   0.0046153846    2,259.59
1841705 299,741.70      6.470   0.0046153846    1,383.42
1841730 349,698.66      6.470   0.0046153846    1,613.99
1841761 299,741.70      6.470   0.0046153846    1,383.42
1841877 302,139.64      6.470   0.0046153846    1,394.49
1841959 424,634.09      6.470   0.0046153846    1,959.85
1841966 299,481.95      6.470   0.0046153846    1,382.22
1842015 574,007.09      6.470   0.0046153846    2,649.26
1842027 359,064.88      6.470   0.0046153846    1,657.22
1842038 253,162.09      6.470   0.0046153846    1,168.44
1842056 307,468.13      6.470   0.0046153846    1,419.08
1842057 274,525.12      6.470   0.0046153846    1,267.04
1842080 303,225.71      6.470   0.0046153846    1,399.50
1842095 496,072.52      6.470   0.0046153846    2,289.57
1842108 264,542.39      6.470   0.0046153846    1,220.96
1842155 420,969.59      6.470   0.0046153846    1,942.94
1842160 409,646.99      6.470   0.0046153846    1,890.68
1842180 263,722.75      6.470   0.0046153846    1,217.18
1842331 360,889.01      6.470   0.0046153846    1,665.64
1842370 396,158.61      6.470   0.0046153846    1,828.42
1842394 265,770.98      6.470   0.0046153846    1,226.64
1842765 273,364.44      6.470   0.0046153846    1,261.68
1842774 319,724.48      6.470   0.0046153846    1,475.65
1842795 256,179.24      6.470   0.0046153846    1,182.37
1842812 319,724.49      6.470   0.0046153846    1,475.65
1842815 247,286.91      6.470   0.0046153846    1,141.32
1842880 284,754.63      6.470   0.0046153846    1,314.25
1842916 232,799.40      6.470   0.0046153846    1,074.46
1843282 81,579.69       6.470   0.0046153846    376.52
1844158 309,733.10      6.470   0.0046153846    1,429.54
1845043 263,772.70      6.470   0.0046153846    1,217.41
1845364 349,698.65      6.470   0.0046153846    1,613.99
1845422 559,517.85      6.470   0.0046153846    2,582.39
1845514 287,752.03      6.470   0.0046153846    1,328.09
1845654 412,844.24      6.470   0.0046153846    1,905.43
1845701 353,295.55      6.470   0.0046153846    1,630.59
1845703 307,734.81      6.470   0.0046153846    1,420.31
1845864 258,000.00      6.470   0.0046153846    1,190.77
1845887 280,000.00      6.470   0.0046153846    1,292.31
1845901 244,000.00      6.470   0.0046153846    1,126.15
1846004 259,776.14      6.470   0.0046153846    1,198.97
1846033 336,124.63      6.470   0.0046153846    1,551.34
1846089 251,783.03      6.470   0.0046153846    1,162.08
1846172 291,698.63      6.470   0.0046153846    1,346.30
1846198 326,118.97      6.470   0.0046153846    1,505.16
1846199 451,610.83      6.470   0.0046153846    2,084.36
1846350 270,282.47      6.470   0.0046153846    1,247.46
1846394 456,000.00      6.470   0.0046153846    2,104.62
1846411 158,350.00      6.470   0.0046153846    730.85
1846649 76,000.00       6.470   0.0046153846    350.77
1846705 362,350.00      6.470   0.0046153846    1,672.38
1848364 335,000.00      6.470   0.0046153846    1,546.15
1848932 310,000.00      6.470   0.0046153846    1,430.77
1849017 478,937.28      6.470   0.0046153846    2,210.48
1849532 315,727.93      6.470   0.0046153846    1,457.21
2695576 306,969.01      6.470   0.0046153846    1,416.78
2695617 486,159.04      6.470   0.0046153846    2,243.81
2695637 499,136.58      6.470   0.0046153846    2,303.71
2695641 628,912.11      6.470   0.0046153846    2,902.67
2695646 259,551.02      6.470   0.0046153846    1,197.93
2695648 309,260.02      6.470   0.0046153846    1,427.35
2695650 305,705.81      6.470   0.0046153846    1,410.95
2695655 329,430.14      6.470   0.0046153846    1,520.45
2695683 302,739.12      6.470   0.0046153846    1,397.26
2695684 287,168.77      6.470   0.0046153846    1,325.39
2695685 251,549.22      6.470   0.0046153846    1,161.00
2695692 349,395.60      6.470   0.0046153846    1,612.60
2695697 430,804.79      6.470   0.0046153846    1,988.33
2695701 499,569.50      6.470   0.0046153846    2,305.71
2695740 297,485.42      6.470   0.0046153846    1,373.01
2695748 346,600.46      6.470   0.0046153846    1,599.69
2695995 323,871.23      6.470   0.0046153846    1,494.79
2696002 499,136.58      6.470   0.0046153846    2,303.71
2696015 249,568.29      6.470   0.0046153846    1,151.85
2699015 281,257.63      6.470   0.0046153846    1,298.11
2699023 237,295.51      6.470   0.0046153846    1,095.21
2699034 191,884.64      6.470   0.0046153846    885.62
2699046 396,258.53      6.470   0.0046153846    1,828.89
2699049 317,800.00      6.470   0.0046153846    1,466.77
2703400 613,250.00      6.470   0.0046153846    2,830.38
2705392 236,000.00      6.470   0.0046153846    1,089.23
2706240 136,000.00      6.470   0.0046153846    627.69
2707048 308,350.00      6.470   0.0046153846    1,423.15

        $59,983,414.11          0.0131946895    $791,462.53

                                   EXHIBIT Q

                         FORM OF REQUEST FOR EXCHANGE

                                                            [Date]


The First National Bank of Chicago
One North State Street
Chicago, Illinois 60602

            Re:   Residential Funding Mortgage Securities I, Inc.
                  Mortgage Pass-Through Certificates, Series 1998-S31

            Residential Funding Corporation, as the Holder of a ____% Percentage Interest of the [Class/Subclass] of Class A-V Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

            1. Class A-V Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The Initial Subclass Notional Amount and the initial Pass-Through Rate on the Class A-V Certificates will be $___________ and _____%, respectively.

            [2.   Repeat as appropriate.]

            The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the Class A-V Certificates surrendered for exchange.

            The capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of December 1, 1998, among Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and The First National Bank of Chicago, as trustee.

                                    RESIDENTIAL FUNDING CORPORATION


                                    By:

                                    Name:

                                    Title:



                                     R-1

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